UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 through April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2019 (Unaudited)

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 18, 2019 (Unaudited)

Dear Shareholders,

Global economic growth slowed in late 2018 and early 2019 amid trade tensions, political uncertainty in parts of Europe and the inherent challenges of a late-cycle economic expansion. While financial markets slumped in late 2018, equity and bond prices rebounded and broadly provided positive returns for the six months ended April 30, 2019.

“While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.” — George C.W. Gatch

Leading central banks reacted to flagging economic growth by adopting more accommodative policies, which helped to generally control global interest rates and bolstered global financial markets.

In the U.S., gross domestic product (GDP) rose by a better-than-expected rate of 3.1% in the first quarter of 2019 amid a temporary boost from an inventory buildup and net exports. Corporate profit growth slowed from record levels in 2018, but overall remained stronger than expected for the first quarter of 2019. Unemployment remained near 50-year lows and inflation held below 2% throughout the six month reporting period. Notably, a 35-day partial shutdown of the U.S. government that ended in late January 2019 added to investor uncertainty but appeared to have limited immediate impact on the U.S. economy.

Elsewhere, slowing growth in China and global trade tensions appeared to curb manufacturing growth in Europe, Taiwan, South Korea and other economies heavily dependent on manufacturing for export. Though Chinese authorities enacted a package of tax cuts, infrastructure spending and credit expansion to bolster growth in early 2019, trade negotiations between the U.S. and China failed to fully address reciprocal tariffs.

In the European Union (EU), consumer and business sentiment weakened during the reporting period and auto manufacturing, particularly in Germany, declined. The inability of the U.K. government to agree on the final terms of Britain’s planned exit from the EU further added to investor uncertainty. First quarter 2019 GDP in the 19-nation euro area rose by 1.2%. However, euro area unemployment continued to decline during the reporting period and by the end of April 2019 had fallen to 7.6%, its lowest level since August 2008.

Emerging markets generally benefitted from lower interest rates, a decline in the relative value of the U.S. dollar and China’s efforts to bolster economic growth in 2019. Overall, emerging markets equity and bonds broadly outperformed financial markets in developed markets during the reporting period. The MSCI Emerging Markets Index returned 13.9% and the Bloomberg Barclays Emerging Markets Aggregate Index returned 7.13% for the six months ended April 30, 2019.

Subsequent to the end of the reporting period, the Organization for Economic Cooperation and Development (OECD) reduced its estimate for 2019 global GDP growth to 3.2% and its estimate for GDP growth in the world’s 20 largest economies to 3.4%. “The global economy was expanding in sync less than two years ago, but challenges to existing trade relationships and the multilateral rules-based trade system have now derailed global growth by raising uncertainty that is depressing investment and trade,” the OECD said in its May 2019 economic outlook.

While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.

Investors who remain fully invested in a diversified portfolio can, we believe, continue to benefit over time from market opportunities in a growing global economy. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

Global equity prices generally declined in the final months of 2018 only to rebound in the first months of 2019, pushing leading U.S. equity indexes to record highs in the final week of April. While U.S. equity markets outperformed other leading developed equity markets, the largest gains for the six month reporting period came from emerging markets equity and emerging markets debt.

Investor expectations of rising U.S. interest rates, signs of slowing economic growth in both China and the Eurozone and unresolved U.S.-China trade tensions combined to drive market volatility higher and equity prices lower in late 2018. The global sell-off became particularly acute in December 2018. In the U.S., the S&P 500 Index returned -9.18% for the month, its worst single-month performance since February 2009 and its worst December performance since 1931.

In Europe, a sharp decline in manufacturing exports as well as political uncertainty in Italy and France led to weakening business sentiment. In the U.K., Prime Minister Theresa May’s inability to win Parliament’s approval for a plan to exit the European Union served to further erode business and investor confidence.

However, by the end of December 2018, the U.S. Federal Reserve had moved to a neutral policy stance and the European Central Bank — while ending its quantitative easing program in the face of broad-based wage growth — reiterated its intention to hold interest rates at current levels through the end of 2019. The Bank of England also held U.K. interest rates steady.

Global equity and bond markets began to stabilize in January 2019 and asset prices generally advanced over the next three months as signs of inflationary pressure receded and corporate earnings showed surprising strength. Notably, the global oil prices fell in December 2018 to $42 per barrel of West Texas Intermediate crude and then rose to $63 per barrel by the end of April 2019.

For the six months ended April 30, 2019, the S&P 500 Index returned 9.76% and the ICE BofAML 3-Month US Treasury Bill Index returned 1.18%.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(0.30)%
Standard & Poor’s 500 Index	9.76%
ICE BofAML 3-Month US Treasury Bill Index	1.18%

Net Assets as of 4/30/2019 (In Thousands)	$285,480

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2019.

The Fund’s long position in the health care sector and its short position in the consumer staples sector were leading detractors from performance relative to the Benchmark, while the Fund’s long positions in the materials and communication services sectors were leading contributors to relative performance.

Leading individual detractors from absolute performance included the Fund’s long positions in Cigna Corp. and UnitedHealth Group Inc. and its short position in Southern Co. Shares of Cigna and UnitedHealth Group, both health insurance providers, fell amid regulatory uncertainty surrounding drug pricing and the Affordable Care Act. Shares of Southern Co., an electricity utility, rose amid investor uncertainty about the impact of the U.S.—China trade dispute.

Leading individual contributors to absolute performance included the Fund’s long positions in Altice USA Inc., Thermo Fisher Scientific Inc. and Fiserv Inc. Shares of Altice USA, a provider of broadband and subscription TV services that was not held in the Benchmark, rose after the company reported better-than expected earnings for the third quarter of 2018. Shares of Thermo Fisher Scientific, a maker of analytical instruments and products for the health care sector, rose after the company reported better-than-expected earnings for the third quarter of 2018 and an 8% increase in revenue for the fourth quarter of 2018. Shares of Fiserv, a provider of financial services technology, rose amid investor expectations for earning growth in the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

During the six months ended April 30, 2019, the Fund invested an average of 85% of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 Index and/or S&P 500 Index. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six month reporting period, the Fund’s average gross exposure was 95% and its average net exposure was 48%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Worldpay, Inc., Class A	6.2%
2.	Altice USA, Inc., Class A	5.7
3.	Berkshire Hathaway, Inc., Class B	5.2
4.	Union Pacific Corp.	4.6
5.	Norwegian Cruise Line Holdings Ltd.	4.3
6.	Berkshire Hathaway, Inc., Class A	3.7
7.	Alphabet, Inc., Class A	3.7
8.	Fiserv, Inc.	3.3
9.	NextEra Energy, Inc.	3.2
10.	Cigna Corp.	3.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Home Depot, Inc. (The)	24.1%
2.	CVS Health Corp.	9.1
3.	McKesson Corp.	8.6
4.	Harley-Davidson, Inc.	8.5
5.	HCA Healthcare, Inc.	7.1
6.	SPDR S&P 500 ETF Trust	6.5
7.	JB Hunt Transport Services, Inc.	6.3
8.	Apple, Inc.	4.9
9.	MGM Resorts International	4.7
10.	GrubHub, Inc.	4.0

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.4%
Communication Services	13.0
Financials	11.8
Health Care	8.6
Industrials	8.2
Consumer Discretionary	4.3
Utilities	4.2
Materials	4.0
Consumer Staples	1.4
Others (each less than 1.0%)	0.0
Short-Term Investment	27.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	41.4%
Health Care	37.4
Mutual Funds	6.5
Industrials	6.3
Information Technology	4.9
Consumer Staples	3.5

***	Percentages indicated are based on total long investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge**		(5.70)%	(4.45)%	5.10%
Without Sales Charge		(0.47)	0.86	6.32
CLASS C SHARES	August 29, 2014
With CDSC***		(1.71)	(0.69)	5.79
Without CDSC		(0.71)	0.31	5.79
CLASS I SHARES	August 29, 2014	(0.30)	1.13	6.59
CLASS R6 SHARES	August 29, 2014	(0.24)	1.34	6.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the ICE BofAML 3-Month US Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to April 30, 2019 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML

3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	1.40%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.18%

Net Assets as of 4/30/2019 (In Thousands)	$72,796

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2019. The Fund’s security selection in the industrial cyclical sector and the software & hardware sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical & health care sector and the semiconductors sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s short positions in Albemarle Corp. and Range Resources Corp. and its long position in Pioneer Natural Resources Co. Shares of Albemarle, a specialty chemicals manufacturer, fell in late 2018 after the company reported lower-than-expected earnings and flat sales in its lithium products business for the third quarter of 2018. Shares of Range Resources, an oil and gas producer, fell amid investor concerns about the company’s debt level and 2019 production outlook. Shares of Pioneer Natural Resources, a shale oil and gas producer, rose amid investor expectations that the company would become a takeover target.

Leading individual detractors from relative performance included the Fund’s short position in Chipotle Mexican Grill Inc.

and its long positions in Nvidia Corp. and Cigna Corp. Shares of Chipotle Mexican Grill, a fast food chain, rose after the company reported better-than-expected earnings and sales for the first quarter of 2019. Shares of Nvidia, a maker of semiconductors, fell amid weak demand for semiconductors. Shares of Cigna, a health insurance provider, fell along with the broader health insurance sector amid investor concerns about state and federal legislative interest in drug pricing and health care structure.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Norfolk Southern Corp.	2.9%
2.	Alphabet, Inc., Class C	2.8
3.	Amazon.com, Inc.	2.8
4.	Union Pacific Corp.	2.7
5.	NVIDIA Corp.	1.6
6.	Texas Instruments, Inc.	1.6
7.	salesforce.com, Inc.	1.5
8.	NextEra Energy, Inc.	1.5
9.	AutoZone, Inc.	1.5
10.	Honeywell International, Inc.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Dominion Energy, Inc.	2.4%
2.	Chipotle Mexican Grill, Inc.	2.1
3.	eBay, Inc.	1.9
4.	Exxon Mobil Corp.	1.9
5.	Omnicom Group, Inc.	1.7
6.	Heartland Express, Inc.	1.6
7.	LyondellBasell Industries NV, Class A	1.6
8.	Southern Co. (The)	1.4
9.	Schlumberger Ltd.	1.4
10.	Colgate-Palmolive Co.	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	16.4%
Consumer Discretionary	13.8
Industrials	12.8
Health Care	8.3
Communication Services	7.1
Financials	6.9
Energy	6.7
Utilities	5.2
Materials	4.1
Consumer Staples	3.6
Real Estate	2.5
Short-Term Investment	12.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	15.2%
Industrials	13.7
Information Technology	13.0
Financials	10.4
Health Care	9.5
Communication Services	9.0
Energy	7.6
Utilities	6.9
Consumer Staples	6.4
Materials	4.8
Real Estate	3.5

***	Percentages indicated are based on total long investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*		1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(4.09)%		(3.71)%	(0.47)%	(0.13)%
Without Sales Charge		1.21		1.64	0.61	0.41
CLASS C SHARES	November 2, 2009
With CDSC***		0.00	****	0.15	0.11	(0.09)
Without CDSC		1.00		1.15	0.11	(0.09)
CLASS I SHARES	November 2, 2009	1.36		1.91	0.87	0.67
CLASS L SHARES	December 31, 1998	1.40		2.07	1.04	0.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
****	Amount rounds to less than 0.005%.

TEN YEAR FUND PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception date are based on the performance of Class L Shares. The actual returns for Class I Shares would have been lower than shown because Class I Shares have higher expenses than Class L Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Research Market Neutral Fund, ICE BofAML 3-Month US Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Index is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 101.6%

Common Stocks — 74.1%

Chemicals — 1.8%

Air Products & Chemicals, Inc.	25		5,185

Consumer Finance — 2.9%

American Express Co.	71		8,371

Containers & Packaging — 2.3%

Berry Global Group, Inc. *	111		6,529

Diversified Financial Services — 9.0%

Berkshire Hathaway, Inc., Class A *	—	(a)	10,727

Berkshire Hathaway, Inc., Class B *	69		15,057

			25,784

Electric Utilities — 3.3%

NextEra Energy, Inc. (b)	48		9,380

Electrical Equipment — 1.5%

Eaton Corp. plc	51		4,223

Food Products — 1.4%

Hershey Co. (The)	32		3,958

Health Care Equipment & Supplies — 2.5%

Zimmer Biomet Holdings, Inc.	58		7,090

Health Care Providers & Services — 5.5%

Cigna Corp.	58		9,203

UnitedHealth Group, Inc. (b)	27		6,370

			15,573

Hotels, Restaurants & Leisure — 4.4%

Norwegian Cruise Line Holdings Ltd. *	220		12,426

Independent Power and Renewable Electricity Producers — 1.0%

Vistra Energy Corp.	105		2,851

Interactive Media & Services — 3.7%

Alphabet, Inc., Class A *	9		10,708

IT Services — 13.6%

First Data Corp., Class A *	226		5,851

Fiserv, Inc. * (b)	111		9,720

Mastercard, Inc., Class A (b)	14		3,653

PayPal Holdings, Inc. *	13		1,480

Visa, Inc., Class A (b)	2		355

Worldpay, Inc., Class A *	153		17,910

			38,969

Life Sciences Tools & Services — 0.8%

Thermo Fisher Scientific, Inc. (b)	9		2,362

Media — 9.5%

Altice USA, Inc., Class A	706		16,627

Comcast Corp., Class A	200		8,728

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

DISH Network Corp., Class A *	47	1,641

		26,996

Professional Services — 1.7%

IHS Markit Ltd. *	83	4,779

Road & Rail — 5.2%

Canadian Pacific Railway Ltd. (Canada)	4	787

Lyft, Inc., Class A *	11	648

Union Pacific Corp.	75	13,321

		14,756

Semiconductors & Semiconductor Equipment — 1.5%

First Solar, Inc. *	69	4,261

Software — 2.5%

Microsoft Corp.	56	7,257

Total Common Stocks (Cost $190,366)		211,458

	NO. OF CONTRACTS
Options Purchased — 0.0% (c)

Put Options Purchased — 0.0% (c)

Index Funds — 0.0% (c)

S&P 500 Index 6/21/2019 at USD 2,785.00, European Style Notional Amount: USD 28,280 Exchange Traded *	96	153

Total Options Purchased (Cost $193)		153

	SHARES (000)
Short-Term Investments — 27.5%

Investment Companies — 27.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (d) (e) (Cost $78,549)	78,526	78,549

Total Long Positions (Cost $269,108)		290,160

Short Positions — (15.1)%

Common Stocks — (14.1)%

Automobiles — (1.3)%

Harley-Davidson, Inc.	(99)	(3,681)

Beverages — (0.4)%

Molson Coors Brewing Co., Class B	(11)	(713)

National Beverage Corp.	(5)	(298)

		(1,011)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Biotechnology — (0.7)%

Amgen, Inc.	(8)	(1,413)

Vertex Pharmaceuticals, Inc. *	(4)	(693)

		(2,106)

Health Care Providers & Services — (4.9)%

AmerisourceBergen Corp.	(15)	(1,101)

Cardinal Health, Inc.	(14)	(702)

CVS Health Corp.	(72)	(3,940)

HCA Healthcare, Inc.	(24)	(3,070)

Laboratory Corp. of America Holdings *	(3)	(529)

McKesson Corp.	(31)	(3,702)

Quest Diagnostics, Inc.	(10)	(988)

		(14,032)

Hotels, Restaurants & Leisure — (0.7)%

MGM Resorts International	(76)	(2,021)

Household Products — (0.2)%

Colgate-Palmolive Co.	(7)	(524)

Internet & Direct Marketing Retail — (0.6)%

GrubHub, Inc. *	(26)	(1,742)

Road & Rail — (1.0)%

JB Hunt Transport Services, Inc.	(29)	(2,737)

Specialty Retail — (3.6)%

Home Depot, Inc. (The)	(51)	(10,415)

Technology Hardware, Storage & Peripherals — (0.7)%

Apple, Inc.	(10)	(2,100)

Total Common Stocks (Proceeds $(41,104))		(40,369)

INVESTMENTS	SHARES (000)	VALUE ($000)

Exchange Traded Funds — (1.0)%

U.S. Equity — (1.0)%

SPDR S&P 500 ETF Trust (Proceeds $(2,803))	(10)	(2,817)

Total Short Positions (Proceeds $(43,907))		(43,186)

Total Investments — 86.5% (Cost $225,201)		246,974
Other Assets Less Liabilities — 13.5%		38,506

NET ASSETS — 100.0%		285,480

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depository Receipts
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $18,028,000.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 100.1%

Common Stocks — 87.5%

Aerospace & Defense — 2.2%

General Dynamics Corp. (a)	6		994

Northrop Grumman Corp.	2		617

			1,611

Airlines — 0.5%

Delta Air Lines, Inc. (a)	2		135

United Continental Holdings, Inc. *	3		223

			358

Banks — 2.3%

Bank of America Corp. (a)	12		371

Citigroup, Inc.	7		508

KeyCorp	27		477

Zions Bancorp NA	7		345

			1,701

Beverages — 0.9%

Coca-Cola Co. (The)	6		300

Constellation Brands, Inc., Class A	2		359

			659

Biotechnology — 1.8%

Alexion Pharmaceuticals, Inc. *	2		235

Celgene Corp. *	7		705

Regeneron Pharmaceuticals, Inc. *	—	(b)	87

Vertex Pharmaceuticals, Inc. *	2		282

			1,309

Building Products — 0.4%

Masco Corp.	8		301

Capital Markets — 1.6%

Ameriprise Financial, Inc.	2		252

BlackRock, Inc.	1		433

Morgan Stanley (a)	9		449

			1,134

Chemicals — 3.9%

Air Products & Chemicals, Inc.	2		339

Celanese Corp.	8		879

Eastman Chemical Co.	2		163

FMC Corp.	3		274

Linde plc (United Kingdom)	4		780

RPM International, Inc.	4		258

Sherwin-Williams Co. (The)	—	(b)	111

			2,804

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 1.1%

American Express Co.	4	520

Synchrony Financial	9	295

		815

Containers & Packaging — 0.3%

Crown Holdings, Inc. *	4	205

Electric Utilities — 5.2%

American Electric Power Co., Inc.	8	676

Edison International	7	455

Exelon Corp.	14	728

NextEra Energy, Inc. (a)	6	1,071

Xcel Energy, Inc. (a)	15	863

		3,793

Electrical Equipment — 0.9%

Eaton Corp. plc	2	202

Emerson Electric Co.	6	435

		637

Entertainment — 1.5%

Electronic Arts, Inc. *	10	920

Take-Two Interactive Software, Inc. *	2	189

		1,109

Equity Real Estate Investment Trusts (REITs) — 2.5%

Brandywine Realty Trust	14	212

Digital Realty Trust, Inc.	3	394

Equity Residential	4	286

Prologis, Inc.	13	959

		1,851

Food Products — 0.8%

Mondelez International, Inc., Class A	12	616

Health Care Equipment & Supplies — 2.3%

Boston Scientific Corp. *	24	895

Intuitive Surgical, Inc. *	1	445

Zimmer Biomet Holdings, Inc.	3	352

		1,692

Health Care Providers & Services — 2.8%

Anthem, Inc.	1	338

Cigna Corp.	4	669

DaVita, Inc. *	3	186

HCA Healthcare, Inc.	3	349

UnitedHealth Group, Inc. (a)	2	463

		2,005

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Hotels, Restaurants & Leisure — 2.5%

Carnival Corp.	5		298

Darden Restaurants, Inc.	4		432

Royal Caribbean Cruises Ltd.	4		435

Yum! Brands, Inc.	6		661

			1,826

Household Durables — 0.3%

DR Horton, Inc.	5		223

Household Products — 0.9%

Procter & Gamble Co. (The)	6		647

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	6		996

Insurance — 1.9%

Allstate Corp. (The)	4		389

Arthur J Gallagher & Co.	3		230

Axis Capital Holdings Ltd.	4		240

Lincoln National Corp.	5		352

Travelers Cos., Inc. (The)	1		159

			1,370

Interactive Media & Services — 2.8%

Alphabet, Inc., Class C * (a)	2		2,056

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. *	1		2,021

Expedia Group, Inc.	6		806

			2,827

IT Services — 5.8%

Automatic Data Processing, Inc. (a)	4		576

Fidelity National Information Services, Inc.	3		342

First Data Corp., Class A *	18		455

Fiserv, Inc. *	7		584

Mastercard, Inc., Class A	4		939

PayPal Holdings, Inc. *	6		690

WEX, Inc. *	3		668

			4,254

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc.	—	(b)	107

Machinery — 1.1%

Ingersoll-Rand plc	3		357

Parker-Hannifin Corp.	—	(b)	36

Stanley Black & Decker, Inc. (a)	3		433

			826

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 2.8%

Altice USA, Inc., Class A	21	497

Charter Communications, Inc., Class A *	2	902

Comcast Corp., Class A	3	111

Discovery, Inc., Class A *	13	406

Discovery, Inc., Class C *	4	113

		2,029

Oil, Gas & Consumable Fuels — 6.7%

Concho Resources, Inc.	4	420

Diamondback Energy, Inc.	6	668

EOG Resources, Inc.	9	820

Marathon Petroleum Corp.	14	867

ONEOK, Inc.	8	541

Parsley Energy, Inc., Class A *	18	359

Pioneer Natural Resources Co. (a)	6	963

TransCanada Corp. (Canada)	5	223

		4,861

Pharmaceuticals — 1.3%

Elanco Animal Health, Inc. *	3	103

Eli Lilly & Co.	3	294

Merck & Co., Inc.	7	526

		923

Road & Rail — 6.1%

Canadian Pacific Railway Ltd. (Canada)	1	182

Lyft, Inc., Class A *	2	116

Norfolk Southern Corp. (a)	10	2,129

Union Pacific Corp. (a)	11	1,990

		4,417

Semiconductors & Semiconductor Equipment — 5.8%

Advanced Micro Devices, Inc. *	10	275

Analog Devices, Inc.	5	603

Broadcom, Inc.	1	317

NVIDIA Corp. (a)	6	1,164

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	11	497

Teradyne, Inc.	4	213

Texas Instruments, Inc. (a)	10	1,131

		4,200

Software — 4.9%

Anaplan, Inc. *	12	483

Intuit, Inc.	2	421

Microsoft Corp. (a)	7	912

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Software — continued

salesforce.com, Inc. *	7	1,080

ServiceNow, Inc. *	2	436

Workday, Inc., Class A *	1	219

		3,551

Specialty Retail — 6.2%

Advance Auto Parts, Inc.	1	107

AutoZone, Inc. *	1	1,063

Best Buy Co., Inc.	5	391

Lowe’s Cos., Inc.	7	822

O’Reilly Automotive, Inc. *	2	742

Ross Stores, Inc.	8	821

TJX Cos., Inc. (The)	11	582

		4,528

Textiles, Apparel & Luxury Goods — 0.9%

NIKE, Inc., Class B	4	326

PVH Corp.	2	310

		636

Tobacco — 0.9%

Philip Morris International, Inc.	8	681

Trading Companies & Distributors — 0.2%

HD Supply Holdings, Inc. *	4	166

Total Common Stocks (Cost $46,327)		63,724

Short-Term Investments — 12.6%

Investment Companies — 12.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (c) (d) (Cost $9,176)	9,175	9,178

Total Long Positions (Cost $55,503)		72,902

Short Positions — (86.1)%

Common Stocks — (86.1)%

Aerospace & Defense — (2.4)%

Harris Corp.	(1)	(111)

Huntington Ingalls Industries, Inc.	(2)	(429)

Lockheed Martin Corp.	(1)	(415)

Raytheon Co.	(3)	(596)

Textron, Inc.	(4)	(191)

		(1,742)

Air Freight & Logistics — (1.2)%

CH Robinson Worldwide, Inc.	(3)	(229)

INVESTMENTS	SHARES (000)	VALUE ($000)

Air Freight & Logistics — continued

Expeditors International of Washington, Inc.	(2)	(166)

United Parcel Service, Inc., Class B	(5)	(479)

		(874)

Auto Components — (0.2)%

Autoliv, Inc. (Sweden)	(2)	(132)

Automobiles — (1.4)%

General Motors Co.	(15)	(571)

Harley-Davidson, Inc.	(4)	(148)

Tesla, Inc. *	(1)	(318)

		(1,037)

Banks — (3.0)%

Associated Banc-Corp.	(23)	(512)

BancorpSouth Bank	(11)	(351)

Bank of Hawaii Corp.	(4)	(297)

Commerce Bancshares, Inc.	(1)	(83)

First Hawaiian, Inc.	(13)	(358)

People’s United Financial, Inc.	(21)	(368)

PNC Financial Services Group, Inc. (The)	(2)	(218)

		(2,187)

Beverages — (0.9)%

Brown-Forman Corp., Class B	(12)	(650)

Biotechnology — (2.0)%

AbbVie, Inc.	(6)	(461)

Amgen, Inc.	(4)	(643)

Gilead Sciences, Inc.	(6)	(362)

		(1,466)

Building Products — (0.9)%

Fortune Brands Home & Security, Inc.	(2)	(119)

Johnson Controls International plc	(15)	(571)

		(690)

Capital Markets — (3.7)%

Charles Schwab Corp. (The)	(9)	(429)

Federated Investors, Inc., Class B	(11)	(348)

Franklin Resources, Inc.	(9)	(307)

Goldman Sachs Group, Inc. (The)	(1)	(127)

Invesco Ltd.	(8)	(183)

Legg Mason, Inc.	(11)	(356)

Moody’s Corp.	(1)	(133)

State Street Corp.	(2)	(145)

T. Rowe Price Group, Inc.	(1)	(109)

TD Ameritrade Holding Corp.	(4)	(205)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Capital Markets — continued

Waddell & Reed Financial, Inc., Class A	(20)	(366)

		(2,708)

Chemicals — (2.8)%

Albemarle Corp.	(7)	(489)

LyondellBasell Industries NV, Class A	(11)	(995)

PPG Industries, Inc.	(3)	(373)

Westlake Chemical Corp.	(3)	(210)

		(2,067)

Communications Equipment — (0.1)%

Juniper Networks, Inc.	(3)	(84)

Diversified Telecommunication Services — (1.4)%

AT&T, Inc.	(20)	(614)

Verizon Communications, Inc.	(7)	(395)

		(1,009)

Electric Utilities — (2.6)%

Duke Energy Corp.	(7)	(604)

Eversource Energy	(5)	(385)

Southern Co. (The)	(17)	(890)

		(1,879)

Electrical Equipment — (2.4)%

Acuity Brands, Inc.	(4)	(537)

Hubbell, Inc.	(6)	(757)

Rockwell Automation, Inc.	(1)	(224)

Sensata Technologies Holding plc *	(5)	(228)

		(1,746)

Electronic Equipment, Instruments & Components — (0.5)%

Amphenol Corp., Class A	(3)	(327)

Energy Equipment & Services — (2.0)%

Helmerich & Payne, Inc.	(6)	(362)

National Oilwell Varco, Inc.	(7)	(190)

Schlumberger Ltd.	(20)	(870)

		(1,422)

Entertainment — (1.2)%

Cinemark Holdings, Inc.	(11)	(456)

Viacom, Inc., Class B	(13)	(389)

		(845)

Equity Real Estate Investment Trusts (REITs) — (3.0)%

Apartment Investment & Management Co., Class A	(2)	(116)

Apple Hospitality REIT, Inc.	(10)	(161)

Extra Space Storage, Inc.	(1)	(89)

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Macerich Co. (The)	(10)	(412)

Realty Income Corp.	(7)	(518)

Regency Centers Corp.	(2)	(102)

Simon Property Group, Inc.	(5)	(810)

		(2,208)

Food & Staples Retailing — (1.6)%

Kroger Co. (The)	(24)	(609)

Sysco Corp.	(3)	(219)

Walgreens Boots Alliance, Inc.	(6)	(304)

		(1,132)

Food Products — (0.6)%

Hershey Co. (The)	(2)	(222)

Kellogg Co.	(4)	(230)

		(452)

Gas Utilities — (0.3)%

National Fuel Gas Co.	(4)	(213)

Health Care Equipment & Supplies — (1.9)%

Abbott Laboratories	(5)	(425)

Dentsply Sirona, Inc.	(10)	(511)

Varian Medical Systems, Inc. *	(3)	(429)

		(1,365)

Health Care Providers & Services — (3.2)%

AmerisourceBergen Corp.	(6)	(446)

Cardinal Health, Inc.	(18)	(863)

Henry Schein, Inc. *	(9)	(580)

Humana, Inc.	(1)	(196)

Patterson Cos., Inc.	(12)	(262)

		(2,347)

Health Care Technology — (0.7)%

Cerner Corp. *	(7)	(487)

Hotels, Restaurants & Leisure — (2.6)%

Chipotle Mexican Grill, Inc. *	(2)	(1,298)

Domino’s Pizza, Inc.	(1)	(225)

Starbucks Corp.	(5)	(354)

		(1,877)

Household Durables — (0.9)%

Toll Brothers, Inc.	(6)	(224)

Whirlpool Corp.	(3)	(434)

		(658)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Household Products — (2.4)%

Church & Dwight Co., Inc.	(2)	(167)

Clorox Co. (The)	(5)	(735)

Colgate-Palmolive Co.	(12)	(869)

		(1,771)

Industrial Conglomerates — (0.6)%

3M Co.	(2)	(434)

Insurance — (2.2)%

Aflac, Inc.	(2)	(97)

Arch Capital Group Ltd. *	(5)	(172)

Chubb Ltd.	(4)	(649)

RenaissanceRe Holdings Ltd. (Bermuda)	(1)	(186)

Torchmark Corp.	(4)	(367)

Unum Group	(4)	(140)

		(1,611)

Interactive Media & Services — (0.2)%

Snap, Inc., Class A *	(12)	(137)

Internet & Direct Marketing Retail — (1.6)%

eBay, Inc.	(31)	(1,200)

IT Services — (1.8)%

Infosys Ltd., ADR (India)	(27)	(295)

International Business Machines Corp.	(4)	(501)

Western Union Co. (The)	(28)	(542)

		(1,338)

Leisure Products — (1.3)%

Hasbro, Inc.	(5)	(550)

Mattel, Inc. *	(31)	(373)

		(923)

Life Sciences Tools & Services — (0.4)%

Waters Corp. *	(1)	(278)

Machinery — (1.0)%

Donaldson Co., Inc.	(6)	(336)

Illinois Tool Works, Inc.	(2)	(358)

		(694)

Media — (4.4)%

AMC Networks, Inc., Class A *	(11)	(650)

CBS Corp. (Non-Voting), Class B	(7)	(348)

Fox Corp., Class A *	(5)	(201)

Interpublic Group of Cos., Inc. (The)	(16)	(366)

News Corp., Class A	(47)	(579)

Omnicom Group, Inc.	(13)	(1,080)

		(3,224)

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — (0.5)%

Compass Minerals International, Inc.	(7)	(381)

Multiline Retail — (0.4)%

Macy’s, Inc.	(12)	(278)

Multi-Utilities — (2.9)%

Ameren Corp.	(4)	(315)

Consolidated Edison, Inc.	(2)	(156)

Dominion Energy, Inc.	(20)	(1,528)

NiSource, Inc.	(4)	(111)

		(2,110)

Oil, Gas & Consumable Fuels — (4.6)%

Apache Corp.	(9)	(296)

Chevron Corp.	(1)	(115)

Enbridge, Inc. (Canada)	(13)	(497)

Exxon Mobil Corp.	(15)	(1,171)

Hess Corp.	(7)	(439)

Kinder Morgan, Inc.	(5)	(103)

Noble Energy, Inc.	(5)	(125)

Phillips 66	(2)	(217)

Range Resources Corp.	(29)	(260)

Williams Cos., Inc. (The)	(4)	(103)

		(3,326)

Paper & Forest Products — (0.7)%

Domtar Corp.	(11)	(533)

Professional Services — (1.1)%

Robert Half International, Inc.	(13)	(784)

Road & Rail — (2.2)%

Heartland Express, Inc.	(52)	(1,016)

Knight-Swift Transportation Holdings, Inc.	(4)	(121)

Schneider National, Inc., Class B	(12)	(261)

Werner Enterprises, Inc.	(7)	(231)

		(1,629)

Semiconductors & Semiconductor Equipment — (4.3)%

Applied Materials, Inc.	(6)	(277)

Intel Corp.	(15)	(770)

KLA-Tencor Corp.	(2)	(300)

Lam Research Corp.	(2)	(456)

Micron Technology, Inc. *	(15)	(635)

Qorvo, Inc. *	(5)	(347)

Skyworks Solutions, Inc.	(4)	(374)

		(3,159)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Software — (0.9)%

Citrix Systems, Inc.	(3)	(306)

Teradata Corp. *	(7)	(336)

		(642)

Specialty Retail — (4.0)%

Abercrombie & Fitch Co., Class A	(3)	(104)

Ascena Retail Group, Inc. *	(103)	(122)

AutoNation, Inc. *	(2)	(90)

Bed Bath & Beyond, Inc.	(25)	(417)

Buckle, Inc. (The)	(6)	(108)

CarMax, Inc. *	(7)	(539)

Designer Brands, Inc.	(10)	(230)

Express, Inc. *	(16)	(57)

Gap, Inc. (The)	(8)	(220)

L Brands, Inc.	(9)	(221)

Tiffany & Co.	(3)	(329)

Williams-Sonoma, Inc.	(8)	(474)

		(2,911)

Technology Hardware, Storage & Peripherals — (3.6)%

Apple, Inc.	(2)	(473)

Hewlett Packard Enterprise Co.	(13)	(200)

HP, Inc.	(13)	(254)

NetApp, Inc.	(4)	(304)

Seagate Technology plc	(17)	(818)

Western Digital Corp.	(11)	(546)

		(2,595)

Textiles, Apparel & Luxury Goods — (0.7)%

Under Armour, Inc., Class A *	(17)	(392)

Under Armour, Inc., Class C *	(6)	(134)

		(526)

INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — (0.2)%

American Water Works Co., Inc.	(1)	(123)

Wireless Telecommunication Services — (0.6)%

Sprint Corp. *	(78)	(435)

Total Common Stocks (Proceeds $(68,030))		(62,646)

Total Short Positions (Proceeds $(68,030))		(62,646)

Total Investments — 14.0% (Cost $(12,527))		10,256
Other Assets Less Liabilities — 86.0%		62,540

NET ASSETS — 100.0%		72,796

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities is approximately $15,589,000, respectively.
(b)	Amount rounds to less than one thousand.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts

S&P 500 E-Mini Index	(7)	06/2019	USD	(1,032)	(7)

					(7)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$211,458		$63,724
Investments in affiliates, at value	78,549		9,178
Options purchased, at value	153		—
Cash	—	(a)	—
Deposits at broker for futures contracts	—		212
Deposits at broker for securities sold short	36,277		61,931
Receivables:
Investment securities sold	27,329		1,781
Fund shares sold	171		167
Dividends from non-affiliates	279		245
Dividends from affiliates	166		46

Total Assets	354,382		137,284

LIABILITIES:
Payables:
Due to broker	—		2
Securities sold short, at value	43,186		62,646
Dividend expense to non-affiliates on securities sold short	32		106
Investment securities purchased	25,191		1,328
Fund shares redeemed	126		244
Variation margin on futures contracts	—		3
Accrued liabilities:
Investment advisory fees	255		64
Administration fees	14		—
Distribution fees	8		6
Service fees	40		17
Custodian and accounting fees	11		10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	39		62

Total Liabilities	68,902		64,488

Net Assets	$285,480		$72,796

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$273,805	$86,609
Total distributable earnings (loss)	11,675	(13,813)

Total Net Assets	$285,480	$72,796

Net Assets:
Class A	$29,247	$14,397
Class C	3,602	4,825
Class I	160,708	32,353
Class L	—	21,221
Class R6	91,923	—

Total	$285,480	$72,796

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,643	1,107
Class C	208	402
Class I	8,916	2,365
Class L	—	1,516
Class R6	5,036	—

Net Asset Value (a):
Class A — Redemption price per share	$17.80	$13.01
Class C — Offering price per share (b)	17.35	12.00
Class I — Offering and redemption price per share	18.02	13.68
Class L — Offering and redemption price per share	—	14.00
Class R6 — Offering and redemption price per share	18.25	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.79	$13.73

Cost of investments in non-affiliates	$190,366	$46,327
Cost of investments in affiliates	78,549	9,176
Cost of options purchased	193	—
Proceeds from securities sold short	43,907	68,030

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$2
Interest income from affiliates	— (a)	— (a)
Interest income from non-affiliates on securities sold short	605	1,505
Dividend income from non-affiliates	884	1,200
Dividend income from affiliates	1,110	282

Total investment income	2,599	2,989

EXPENSES:
Investment advisory fees	1,658	665
Administration fees	106	64
Distribution fees:
Class A	46	18
Class C	14	20
Class R2 (b)	— (a)	—
Service fees:
Class A	46	18
Class C	5	7
Class I	210	43
Class L	—	56
Class R2 (b)	— (a)	—
Class R5 (b)	— (a)	—
Custodian and accounting fees	18	17
Interest expense to affiliates	1	— (a)
Professional fees	46	30
Trustees’ and Chief Compliance Officer’s fees	13	13
Printing and mailing costs	18	14
Registration and filing fees	49	28
Transfer agency fees (See Note 2.H.)	4	6
Other	9	5
Dividend expense to non-affiliates on securities sold short	615	2,018

Total expenses	2,858	3,022

Less fees waived	(151)	(244)
Less expense reimbursements	— (a)	—

Net expenses	2,707	2,778

Net investment income (loss)	(108)	211

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,052	22,806
Investments in affiliates	— (a)	10
Options purchased	(541)	—
Futures contracts	—	228
Securities sold short	(7,096)	(3,147)
Foreign currency transactions	—	— (a)

Net realized gain (loss)	(4,585)	19,897

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,482	(8,830)
Investments in affiliates	— (a)	(1)
Options purchased	(40)	—
Futures contracts	—	(22)
Securities sold short	(1,210)	(8,904)

Change in net unrealized appreciation/depreciation	4,232	(17,757)

Net realized/unrealized gains (losses)	(353)	2,140

Change in net assets resulting from operations	$(461)	$2,351

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(108)	$(1,930)	$211	$(870)
Net realized gain (loss)	(4,585)	3,133	19,897	8,762
Change in net unrealized appreciation/depreciation	4,232	2,382	(17,757)	(7,278)

Change in net assets resulting from operations	(461)	3,585	2,351	614

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(720)	(640)	(1,479)	(490)
Class C	(66)	(37)	(542)	(254)
Class I	(2,975)	(1,327)	(3,244)	(1,120)
Class L	—	—	(8,554)	(3,655)
Class R2 (a)	— (b)	— (b)	—	—
Class R5 (a)	— (b)	— (b)	—	—
Class R6	(1,030)	(80)	—	—

Total distributions to shareholders	(4,791)	(2,084)	(13,819)	(5,519)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	28,639	99,171	(100,941)	(29,421)

NET ASSETS:
Change in net assets	23,387	100,672	(112,409)	(34,326)
Beginning of period	262,093	161,421	185,205	219,531

End of period	$285,480	$262,093	$72,796	$185,205

(a)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund			JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018		Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,569	$27,343		$1,829	$4,543
Distributions reinvested	717	638		1,393	465
Cost of shares redeemed	(24,969)	(26,682)		(2,496)	(7,463)

Change in net assets resulting from Class A capital transactions	$(20,683)	$1,299		$726	$(2,455)

Class C
Proceeds from shares issued	$671	$1,606		$310	$797
Distributions reinvested	66	37		505	226
Cost of shares redeemed	(586)	(690)		(1,655)	(5,489)

Change in net assets resulting from Class C capital transactions	$151	$953		$(840)	$(4,466)

Class I
Proceeds from shares issued	$86,573	$112,834		$7,644	$14,372
Distributions reinvested	2,820	1,327		3,135	1,064
Cost of shares redeemed	(76,408)	(67,068)		(10,550)	(23,736)

Change in net assets resulting from Class I capital transactions	$12,985	$47,093		$229	$(8,300)

Class L
Proceeds from shares issued	$—	$—		$1,855	$6,739
Distributions reinvested	—	—		8,523	3,591
Cost of shares redeemed	—	—		(111,434)	(24,530)

Change in net assets resulting from Class L capital transactions	$—	$—		$(101,056)	$(14,200)

Class R2 (a)
Proceeds from shares issued	$4	$—		$—	$—
Distributions reinvested	— (b)	—	(b)	—	—
Cost of shares redeemed	(27)	—		—	—

Change in net assets resulting from Class R2 capital transactions	$(23)	$—	(b)	$—	$—

Class R5 (a)
Distributions reinvested	$— (b)	$—	(b)	$—	$—
Cost of shares redeemed	(24)	—		—	—

Change in net assets resulting from Class R5 capital transactions	$(24)	$—	(b)	$—	$—

Class R6
Proceeds from shares issued	$40,491	$51,732		$—	$—
Distributions reinvested	375	80		—	—
Cost of shares redeemed	(4,633)	(1,986)		—	—

Change in net assets resulting from Class R6 capital transactions	$36,233	$49,826		$—	$—

Total change in net assets resulting from capital transactions	$28,639	$99,171		$(100,941)	$(29,421)

(a)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

	JPMorgan Opportunistic Equity Long/Short Fund			JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018		Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	201	1,489		129	316
Reinvested	40	36		106	33
Redeemed	(1,386)	(1,459)		(176)	(521)

Change in Class A Shares	(1,145)	66		59	(172)

Class C
Issued	39	90		23	59
Reinvested	4	2		42	17
Redeemed	(34)	(39)		(125)	(406)

Change in Class C Shares	9	53		(60)	(330)

Class I
Issued	4,826	6,124		513	966
Reinvested	156	73		227	72
Redeemed	(4,275)	(3,627)		(714)	(1,590)

Change in Class I Shares	707	2,570		26	(552)

Class L
Issued	—	—		122	441
Reinvested	—	—		603	240
Redeemed	—	—		(7,686)	(1,606)

Change in Class L Shares	—	—		(6,961)	(925)

Class R2 (a)
Issued	1	—		—	—
Reinvested	— (b)	—	(b)	—	—
Redeemed	(2)	—		—	—

Change in Class R2 Shares	(1)	—	(b)	—	—

Class R5 (a)
Reinvested	— (b)	—	(b)	—	—
Redeemed	(1)	—		—	—

Change in Class R5 Shares	(1)	—	(b)	—	—

Class R6
Issued	2,241	2,787		—	—
Reinvested	20	4		—	—
Redeemed	(254)	(106)		—	—

Change in Class R6 Shares	2,007	2,685		—	—

(a)	Liquidated on February 26, 2019 for JPMorgan Opportunistic Equity Long/Short Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$18.22	$(0.03)	$(0.06)	$(0.09)	$(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	(0.23)
Year Ended October 31, 2017	17.12	(0.19)	2.46	2.27	(1.26)
Year Ended October 31, 2016	17.37	(0.16)	0.07	(0.09)	(0.16)
Year Ended October 31, 2015	15.75	(0.25)	1.93	1.68	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.06)	0.81	0.75	—

Class C
Six Months Ended April 30, 2019 (Unaudited)	17.83	(0.07)	(0.08)	(0.15)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	(0.23)
Year Ended October 31, 2017	16.94	(0.27)	2.42	2.15	(1.26)
Year Ended October 31, 2016	17.27	(0.24)	0.07	(0.17)	(0.16)
Year Ended October 31, 2015	15.73	(0.37)	1.97	1.60	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.07)	0.80	0.73	—

Class I
Six Months Ended April 30, 2019 (Unaudited)	18.43	(0.01)	(0.07)	(0.08)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	(0.23)
Year Ended October 31, 2017	17.21	(0.14)	2.47	2.33	(1.26)
Year Ended October 31, 2016	17.42	(0.12)	0.07	(0.05)	(0.16)
Year Ended October 31, 2015	15.75	(0.26)	1.99	1.73	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.05)	0.80	0.75	—

Class R6
Six Months Ended April 30, 2019 (Unaudited)	18.63	0.02	(0.07)	(0.05)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	(0.23)
Year Ended October 31, 2017	17.31	(0.10)	2.49	2.39	(1.26)
Year Ended October 31, 2016	17.48	(0.08)	0.07	(0.01)	(0.16)
Year Ended October 31, 2015	15.76	(0.23)	2.01	1.78	(0.06)
August 29, 2014 (h) through October 31, 2014	15.00	(0.04)	0.80	0.76	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.78% and 1.89% for the period ended April 30, 2019, 1.82% and 1.90% for the year ended October 31, 2018, 1.83% and 2.02% for the year ended October 31, 2017, 1.80% and 2.07% for the year ended October 31, 2016, 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.28% and 2.39% for the period ended April 30, 2019, 2.32% and 2.40% for the year ended October 31, 2018, 2.31% and 2.52% for the year ended October 31, 2017, 2.29% and 2.52% for the year ended October 31, 2016, 2.39% and 3.18% for the year ended October 31. 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class I are 1.53% and 1.64% for the period ended April 30, 2019, 1.57% and 1.65% for the year ended October 31, 2018, 1.56% and 1.73% for the year ended October 31, 2017, 1.54% and 1.71% for the year ended October 31, 2016, 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014; for Class R6 are 1.28% and 1.39% for the period ended April 30, 2019, 1.32% and 1.38% for the year ended October 31, 2018, 1.31% and 1.47% for the year ended October 31, 2017, 1.29% and 1.60% for the year ended October 31, 2016, 1.47% and 3.39% for the year ended October 31, 2015 and 1.50% and 11.17% for the period ended October 31, 2014, respectively.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)		Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$17.80	(0.52)%	$29,247	2.23%		(0.35)%		2.34%		337%	664%
18.22	1.80	50,803	2.55		(1.11)		2.63		548	995
18.13	13.58	49,338	2.42		(1.05)		2.61		493	795
17.12	(0.53)	43,298	2.26		(0.96)		2.53		463	749
17.37	10.74	30,480	2.38	(g)	(1.70	)(g)	2.77	(g)	347	734
15.75	5.00	52	2.65	(g)	(2.24	)(g)	12.33	(g)	94	178

17.35	(0.88)	3,602	2.73		(0.85)		2.84		337	664
17.83	1.32	3,544	3.05		(1.61)		3.13		548	995
17.83	13.00	2,594	2.90		(1.53)		3.11		493	795
16.94	(1.00)	3,273	2.75		(1.46)		2.98		463	749
17.27	10.25	823	2.96	(g)	(2.17	)(g)	3.75	(g)	347	734
15.73	4.87	52	3.15	(g)	(2.74	)(g)	12.82	(g)	94	178

18.02	(0.46)	160,708	1.98		(0.10)		2.09		337	664
18.43	2.12	151,261	2.30		(0.87)		2.38		548	995
18.28	13.86	103,091	2.15		(0.81)		2.32		493	795
17.21	(0.29)	158,589	2.00		(0.69)		2.17		463	749
17.42	11.06	116,091	2.23	(g)	(1.53	)(g)	2.77	(g)	347	734
15.75	5.00	4,989	2.40	(g)	(1.99	)(g)	12.07	(g)	94	178

18.25	(0.30)	91,923	1.73		0.15		1.84		337	664
18.63	2.32	56,436	2.05		(0.66)		2.11		548	995
18.44	14.13	6,350	1.90		(0.56)		2.06		493	795
17.31	(0.06)	8,432	1.75		(0.45)		2.06		463	749
17.48	11.37	21	2.04	(g)	(1.27	)(g)	3.96	(g)	347	734
15.76	5.07	53	2.15	(g)	(1.74	)(g)	11.82	(g)	94	178

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$14.29	$— (g)	$0.17	$0.17	$(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Year Ended October 31, 2017	13.84	(0.22)	1.07	0.85	—
Year Ended October 31, 2016	14.25	(0.28)	(0.13)	(0.41)	—
Year Ended October 31, 2015	15.17	(0.31)	(0.22)	(0.53)	(0.39)
Year Ended October 31, 2014	14.58	(0.34)	0.93	0.59	—

Class C
Six Months Ended April 30, 2019 (Unaudited)	13.32	(0.04)	0.17	0.13	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Year Ended October 31, 2017	13.06	(0.27)	1.00	0.73	—
Year Ended October 31, 2016	13.51	(0.32)	(0.13)	(0.45)	—
Year Ended October 31, 2015	14.48	(0.35)	(0.23)	(0.58)	(0.39)
Year Ended October 31, 2014	13.99	(0.39)	0.88	0.49	—

Class I
Six Months Ended April 30, 2019 (Unaudited)	14.93	0.02	0.18	0.20	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)
Year Ended October 31, 2017	14.37	(0.18)	1.11	0.93	—
Year Ended October 31, 2016	14.76	(0.25)	(0.14)	(0.39)	—
Year Ended October 31, 2015	15.66	(0.26)	(0.25)	(0.51)	(0.39)
Year Ended October 31, 2014	15.02	(0.31)	0.95	0.64	—

Class L
Six Months Ended April 30, 2019 (Unaudited)	15.24	0.03	0.18	0.21	(1.45)
Year Ended October 31, 2018	15.58	(0.05)	0.10	0.05	(0.39)
Year Ended October 31, 2017	14.62	(0.17)	1.13	0.96	—
Year Ended October 31, 2016	14.99	(0.23)	(0.14)	(0.37)	—
Year Ended October 31, 2015	15.87	(0.23)	(0.26)	(0.49)	(0.39)
Year Ended October 31, 2014	15.17	(0.27)	0.97	0.70	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.56% for the period ended April 30, 2019, 1.22% and 1.55% for the year ended October 31, 2018, 1.24% and 1.53% for the year ended October 31, 2017, 1.22% and 1.53% for the year ended October 31, 2016, 1.43% and 1.89% for the year ended October 31, 2015 and 1.49% and 1.91% for the year ended October 31, 2014; for Class C are 1.72% and 2.03% for the period ended April 30, 2019, 1.73% and 2.02% for the year ended October 31, 2018, 1.72% and 2.07% for the year ended October 31, 2017, 1.72% and 2.02% for the year ended October 31, 2016, 1.90% and 2.32% for the year ended October 31, 2015 and 1.99% and 2.41% for the year ended October 31, 2014; for Class I are 0.96% and 1.26% for the period ended April 30, 2019, 0.96% and 1.25% for the year ended October 31, 2018, 0.96% and 1.25% for the year ended October 31, 2017, 0.96% and 1.27% for the year ended October 31, 2016, 1.18% and 1.57% for the year ended October 31, 2015 and 1.25% and 1.66% for the year ended October 31, 2014; for Class L are 0.83% and 1.11% for the period ended April 30, 2019, 0.82% and 1.10% for the year ended October 31, 2018, 0.82% and 1.10% for the year ended October 31, 2017, 0.81% and 1.06% for the year ended October 31, 2016, 0.95% and 1.44% for the year ended October 31, 2015 and 0.99% and 1.51% for the year ended October 31, 2014, respectively.

(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$13.01	1.21%	$14,397	3.66%	(0.07)%	3.99%	69%	208%
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252
14.69	6.14	17,932	3.66	(1.51)	3.95	109	278
13.84	(2.88)	25,393	3.33	(2.07)	3.64	133	298
14.25	(3.59)	62,910	3.57	(1.94)	4.03	163	370
15.17	4.05	82,477	3.82	(2.26)	4.24	90	192

12.00	1.00	4,825	4.15	(0.55)	4.46	69	208
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252
13.79	5.59	10,920	4.14	(2.01)	4.49	109	278
13.06	(3.33)	15,003	3.83	(2.53)	4.13	133	298
13.51	(4.12)	23,790	4.04	(2.63)	4.46	163	370
14.48	3.50	10,933	4.32	(2.76)	4.74	90	192

13.68	1.36	32,353	3.39	0.20	3.69	69	208
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
15.30	6.47	44,219	3.37	(1.24)	3.68	109	278
14.37	(2.64)	53,221	3.07	(1.82)	3.38	133	298
14.76	(3.34)	337,990	3.32	(1.74)	3.71	163	370
15.66	4.26	348,525	3.57	(2.01)	3.99	90	192

14.00	1.40	21,221	3.26	0.36	3.54	69	208
15.24	0.39	129,150	3.10	(0.33)	3.38	131	252
15.58	6.57	146,460	3.26	(1.13)	3.52	109	278
14.62	(2.47)	253,734	2.92	(1.61)	3.17	133	298
14.99	(3.17)	232,339	3.09	(1.48)	3.58	163	370
15.87	4.61	271,595	3.32	(1.76)	3.84	90	192

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I, Class R2(1), Class R5(1) and Class R6	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C, Class I and Class L	Diversified

(1)	On February 26, 2019, Class R2 and Class R5 Shares were liquidated.

The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.

The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Opportunistic Equity Long/Short Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class L Shares of the Research Market Neutral Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$290,160	$—	$—	$290,160

Total Liabilities for Securities Sold Short (a)	$(43,186)	$—	$—	$(43,186)

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$72,902	$—	$—	$72,902

Total Liabilities for Securities Sold Short (a)	$(62,646)	$—	$—	$(62,646)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(7)	$—	$—	$(7)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers into and out of level 3 for the six months ended April 30, 2019.

B. Options — Opportunistic Equity Long/Short Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2019:

	Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	227	(a)
Ending Number of Contracts Purchased	96

(a)	For the period January 1, 2019 through April 30, 2019.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

C. Short Sales — The Funds engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2019, the Funds had outstanding short sales as listed on their SOIs.

D. Futures Contracts — Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2019 (amounts in thousands):

	Research Market Neutral Fund
Futures Contracts — Equity:
Average Notional Balance Long	$949	(a)
Average Notional Balance Short	1,148	(b)
Ending Notional Balance Long	1,032

(a)	For the period November 1, 2018 through November 30, 2018.
(b)	For the period November 1, 2018 through April 30, 2019.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the six months ended April 30, 2019.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Opportunistic Equity Long/Short Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (a) (b)	$—	$227,392	$148,843	$—	(c)	$—	(c)	$78,549	78,526	$411	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	110,482	236,768	347,250	—		—		—	—	699	—

Total	$110,482	$464,160	$496,093	$—	(c)	$—	(c)	$78,549		$1,110	$—

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Research Market Neutral Fund
	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (a) (b)	$22,866	$241,035	$254,731	$9	$(1)	$9,178	9,175	$282	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2019.
(c)	Amount rounds to less than one thousand.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended April 30, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	R2		R5		R6		Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$1	$—	(a)	$3	n/a	$—	(a)	$—	(a)	$—	(a)	$4
Research Market Neutral Fund
Transfer agency fees	4	$—	(a)	1	$1	n/a		n/a		n/a		6

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually for the Funds and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Market Neutral Fund	0.80

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2019 the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Opportunistic Equity Long/Short Fund	0.25%	0.75%	0.50%
Research Market Neutral Fund	0.25	0.75	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Opportunistic Equity Long/Short Fund	$4		$—
Research Market Neutral Fund	—	(a)	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R5
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
Research Market Neutral Fund	0.25	0.25	0.25	0.10%	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R5		Class R6
Opportunistic Equity Long/Short Fund	1.85%	2.35%	1.60%	n/a	2.10%	1.45	%*	1.35%
Research Market Neutral Fund	1.25	1.75	0.99	0.85%	n/a	n/a		n/a

*

Effective July 1, 2018, the contractual expense limitation increased from 1.40% to 1.45% for Class R5 Shares of the Opportunistic Equity Long/Short Fund and will be in place until at least June 30, 2019.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2019 and are in place until at least February 29, 2020.

For the six months ended April 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Opportunistic Equity Long/Short Fund	$30	$20	$4	$54	$—	(a)
Research Market Neutral Fund	150	64	7	221	—

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the six months ended April 30, 2019 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$97
Research Market Neutral Fund	23

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$641,566	$612,304	$595,727	$605,377
Research Market Neutral Fund	94,978	203,277	83,833	190,231

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

During the six months ended April 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$225,201	$22,623	$850	$21,773
Research Market Neutral Fund	(12,527)	25,875	3,099	22,776

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of October 31, 2018, the following Fund had post-enactment capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Research Market Neutral Fund	$35,983	*	$—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended October 31, 2018, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Research Market Neutral Fund	$2,302

Net capital losses and other late year losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2018, the following Funds deferred to November 1, 2018 net capital losses and other late year loss of (amounts in thousands):

Late Year Ordinary Loss Deferral
Opportunistic Equity Long/Short Fund	$1,248
Research Market Neutral Fund	570

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	4	65.9%
Research Market Neutral Fund	3	47.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of April 30, 2019, the Funds pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2018, and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$994.80	$11.18	2.26%
Hypothetical	1,000.00	1,013.59	11.28	2.26
Class C
Actual	1,000.00	991.20	13.48	2.73
Hypothetical	1,000.00	1,011.26	13.61	2.73
Class I
Actual	1,000.00	995.40	9.80	1.98
Hypothetical	1,000.00	1,014.98	9.89	1.98
Class R2
Actual	1,000.00	1,000.00	12.89	2.60
Hypothetical	1,000.00	1,011.90	12.97	2.60
Class R5
Actual	1,000.00	1,000.00	9.62	1.94
Hypothetical	1,000.00	1,015.17	9.69	1.94
Class R6
Actual	1,000.00	997.00	8.42	1.70
Hypothetical	1,000.00	1,016.36	8.50	1.70

JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,012.10	18.26	3.66
Hypothetical	1,000.00	1,006.64	18.21	3.66
Class C
Actual	1,000.00	1,010.00	20.68	4.15
Hypothetical	1,000.00	1,004.22	20.62	4.15
Class I
Actual	1,000.00	1,013.60	16.92	3.39
Hypothetical	1,000.00	1,007.98	16.88	3.39
Class L
Actual	1,000.00	1,014.00	16.28	3.26
Hypothetical	1,000.00	1,008.63	16.24	3.26

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2019	J.P. MORGAN SPECIALTY FUNDS	37

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. April 2019.	SAN-SPEC-419

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2019 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan International Advantage Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 18, 2019 (Unaudited)

Dear Shareholders,

Global economic growth slowed in late 2018 and early 2019 amid trade tensions, political uncertainty in parts of Europe and the inherent challenges of a late-cycle economic expansion. While financial markets slumped in late 2018, equity and bond prices rebounded and broadly provided positive returns for the six months ended April 30, 2019.

“While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.” — George C.W. Gatch

Leading central banks reacted to flagging economic growth by adopting more accommodative policies, which helped to generally control global interest rates and bolstered global financial markets.

In the U.S., gross domestic product (GDP) rose by a better-than-expected rate of 3.1% in the first quarter of 2019 amid a temporary boost from an inventory buildup and net exports. Corporate profit growth slowed from record levels in 2018, but overall remained stronger than expected for the first quarter of 2019. Unemployment remained near 50-year lows and inflation held below 2% throughout the six month reporting period. Notably, a 35-day partial shutdown of the U.S. government that ended in late January 2019 added to investor uncertainty but appeared to have limited immediate impact on the U.S. economy.

Elsewhere, slowing growth in China and global trade tensions appeared to curb manufacturing growth in Europe, Taiwan, South Korea and other economies heavily dependent on manufacturing for export. Though Chinese authorities enacted a package of tax cuts, infrastructure spending and credit expansion to bolster growth in early 2019, trade negotiations between the U.S. and China failed to fully address reciprocal tariffs.

In the European Union (EU), consumer and business sentiment weakened during the reporting period and auto manufacturing, particularly in Germany, declined. The inability of the U.K. government to agree on the final terms of Britain’s planned exit from the EU further added to investor uncertainty. First quarter 2019 GDP in the 19-nation euro area rose by 1.2%. However, euro area unemployment continued to decline during the reporting period and by the end of April 2019 had fallen to 7.6%, its lowest level since August 2008.

Emerging markets generally benefitted from lower interest rates, a decline in the relative value of the U.S. dollar and China’s efforts to bolster economic growth in 2019. Overall, emerging markets equity and bonds broadly outperformed financial markets in developed markets during the reporting period. The MSCI Emerging Markets Index returned 13.9% and the Bloomberg Barclays Emerging Markets Aggregate Index returned 7.13% for the six months ended April 30, 2019.

Subsequent to the end of the reporting period, the Organization for Economic Cooperation and Development (OECD) reduced its estimate for 2019 global GDP growth to 3.2% and its estimate for GDP growth in the world’s 20 largest economies to 3.4%. “The global economy was expanding in sync less than two years ago, but challenges to existing trade relationships and the multilateral rules-based trade system have now derailed global growth by raising uncertainty that is depressing investment and trade,” the OECD said in its May 2019 economic outlook.

While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.

Investors who remain fully invested in a diversified portfolio can, we believe, continue to benefit over time from market opportunities in a growing global economy. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

Global equity prices generally declined in the final months of 2018 only to rebound in the first months of 2019, pushing leading U.S. equity indexes to record highs in the final week of April. While U.S. equity markets outperformed other leading developed equity markets, the largest returns for the six month reporting period came from emerging markets equity and emerging markets debt.

Investor expectations of rising U.S. interest rates, signs of slowing economic growth in both China and the Eurozone and unresolved U.S.-China trade tensions combined to drive market volatility higher and equity prices lower in late 2018. The global sell-off became particularly acute in December 2018. In the U.S., the S&P 500 Index returned -9.18% for the month, its worst single-month performance since February 2009 and its worst December performance since 1931.

In Europe, a sharp decline in manufacturing exports as well as political uncertainty in Italy and France led to weakening business sentiment. In the U.K., Prime Minister Theresa May’s inability to win Parliament’s approval for a plan to exit the European Union served to further erode business and investor confidence.

However, by the end of December 2018, the U.S. Federal Reserve had moved to a neutral policy stance and the European Central Bank — while ending its quantitative easing program in the face of broad-based wage growth — reiterated its intention to hold interest rates at current levels through the end of 2019. The Bank of England also held U.K. interest rates steady.

Global equity and bond markets began to stabilize in January 2019 and asset prices generally advanced over the next three months as signs of inflationary pressure receded and corporate earnings showed surprising strength. Notably, the global oil prices fell in December 2018 to $42 per barrel of West Texas Intermediate crude and then rose to $63 per barrel by the end of April 2019.

Among equity markets, the MSCI Emerging Markets Index returned 13.90%, the MSCI EAFE Index returned 7.73% and the S&P 500 Index returned 9.76% for the six months ended April 30, 2019.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	10.24%
MSCI Emerging Markets Index (net of foreign withholding taxes)	13.76%

Net Assets as of 4/30/2019 (In Thousands)	$1,409,567

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

The Fund’s security selection and overweight position in the materials sector and its security selection in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the financials sector and its underweight position in the health care sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Naspers Ltd. and its overweight positions in Catcher Technology Co. and President Chain Store Corp. Shares of Naspers, a South African media and e-commerce company not held by the Fund, rose after the company forecast strong earnings growth for its fiscal first half ended September 30, 2018. Shares of Catcher Technology, a Taiwan computer and electronic parts manufacturer, fell after the company reported lower-than-expected sales for December 2018 and forecast weak demand for 2019. Shares of President Chain Store, a Taiwan convenience store operator, fell amid investor concerns about competition from a partnership between Starbucks Corp. and Alibaba Group Holding Ltd.

Leading individual contributors to relative performance included the Fund’s underweight positions in Taiwan

Semiconductor Manufacturing Co. and Itau Unibanco Holding SA, and its overweight position in Grupo Financiero Banorte SAB. Shares of Taiwan Semiconductor Manufacturing, a maker of integrated circuits and wafer semiconductor devices, fell in the early part of the reporting period amid a slowdown in global demand for semiconductors. Shares of Itau Unibanco Holding, a Brazilian financial services company, underperformed its sector peers amid continued investor concerns over increased competition in the credit card market. Shares of Grupo Financiero Banorte, a Mexican banking company, rose after the company reported strong earnings growth for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest overweight country positions relative to the Benchmark during the six months ended April 30, 2019, were in Russia and China and its largest underweight country positions were in India and South Africa. From a sector perspective, the Fund’s largest overweight allocations relative to the Benchmark were in the financials and materials sectors, while its largest underweight allocations were to the consumer discretionary and communication services sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	5.9%
2.	Alibaba Group Holding Ltd., ADR (China)	5.1
3.	Samsung Electronics Co. Ltd. (South Korea)	4.0
4.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3.4
5.	China Construction Bank Corp., Class H (China)	2.4
6.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.1
7.	LUKOIL PJSC, ADR (Russia)	1.6
8.	China Merchants Bank Co. Ltd., Class H (China)	1.5
9.	Housing Development Finance Corp. Ltd. (India)	1.5
10.	Grupo Financiero Banorte SAB de CV, Class O (Mexico)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	34.3%
South Korea	15.9
Taiwan	12.8
Russia	7.2
India	6.4
Brazil	6.3
Mexico	4.0
Thailand	3.3
South Africa	2.2
Hungary	1.9
Turkey	1.4
Indonesia	1.0
Others (each less than 1.0%)	2.1
Short-Term Investments	1.2

***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2008
With Sales Charge**		4.36%	(15.04)%	0.52%	6.54%
Without Sales Charge		10.13	(10.35)	1.60	7.12
CLASS C SHARES	February 28, 2008
With CDSC***		8.89	(11.76)	1.11	6.59
Without CDSC		9.89	(10.76)	1.11	6.59
CLASS I SHARES	February 28, 2008	10.24	(10.15)	1.86	7.38
CLASS R5 SHARES	February 28, 2008	10.35	(10.02)	2.02	7.58
CLASS R6 SHARES	September 1, 2015	10.34	(9.95)	2.08	7.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

Reporting Period Return:
Fund (Class L Shares)*	23.43%
MSCI Emerging Markets Index (net of foreign withholding taxes)	13.76%

Net Assets as of 4/30/2019 (In Thousands)	$5,962,263

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

By sector, the Fund’s security selection in the financials sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark. The Fund’s lack of holdings in the real estate sector and its underweight position in the communication services sector were leading detractors from relative performance.

By country, the Fund’s security selection and overweight positions in China and India were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in South Africa and lack of holdings in the Philippines were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in AIA Group Ltd., MercadoLibre Inc. and HDFC Bank Ltd. Shares of AIA Group, a Hong Kong life insurer not held in the Benchmark, rose after the company reported better-than-expected results for 2018. Shares of MercadoLibre, an Argentinian provider of e-commerce and related services, rose after the company reported better-than-expected revenue for the fourth quarter of 2018. Shares of HDFC Bank, an Indian banking and financial services company, rose after the company reported record high earnings for the fourth quarter of 2018.

Leading individual detractors from relative performance included the Fund’s underweight position in Naspers Ltd. and its overweight positions in President Chain Store Corp. and

Kroton Educacional SA. Shares of Naspers, a South African media and e-commerce company that was not held by the Fund, rose after the company forecast strong earnings growth for its fiscal first half ended September 30, 2018. Shares of President Chain Store, a Taiwan convenience store operator, fell amid investor concerns about competition from a partnership between Starbucks Corp. and Alibaba Group Holding Ltd. Shares of Kroton Educacional, a Brazilian educational services provider, fell after the company reported lower-than-expected revenue and a decline in student enrollments.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight positions relative to the Benchmark were in the financials, consumer discretionary and consumer staples sectors and its largest relative underweight positions were in the energy, materials and communication services sectors. The Fund’s largest country overweight positions relative to the Benchmark were in India, China and Argentina and its largest relative underweight positions were in South Korea, Taiwan and Thailand.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	5.9%
2.	Alibaba Group Holding Ltd., ADR (China)	5.8
3.	AIA Group Ltd. (Hong Kong)	5.3
4.	Ping An Insurance Group Co. of China Ltd., Class H (China)	4.8
5.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.7
6.	Housing Development Finance Corp. Ltd. (India)	4.3
7.	Samsung Electronics Co. Ltd. (South Korea)	3.8
8.	Sberbank of Russia PJSC (Russia)	3.2
9.	HDFC Bank Ltd. (India)	2.5
10.	Grupo Financiero Banorte SAB de CV, Class O (Mexico)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
China	30.2%
India	16.6
Hong Kong	7.1
Brazil	6.9
Taiwan	6.5
South Korea	5.2
South Africa	4.1
Mexico	3.8
Russia	3.2
United States	2.4
Indonesia	2.3
Argentina	1.7
Macau	1.4
Peru	1.2
Portugal	1.2
Hungary	1.1
Others (each less than 1.0%)	2.8
Short-Term Investments	2.3

***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		16.72%	(1.78)%	4.53%	7.62%
Without Sales Charge		23.19	3.66	5.66	8.20
CLASS C SHARES	February 28, 2006
With CDSC***		21.91	2.20	5.14	7.67
Without CDSC		22.91	3.20	5.14	7.67
CLASS I SHARES	September 10, 2001	23.33	3.94	5.93	8.48
CLASS L SHARES	November 15, 1993	23.43	4.04	6.07	8.64
CLASS R2 SHARES	July 31, 2017	22.99	3.39	5.48	8.11
CLASS R3 SHARES	July 31, 2017	23.16	3.64	5.65	8.20
CLASS R4 SHARES	July 31, 2017	23.29	3.89	5.91	8.47
CLASS R5 SHARES	September 9, 2016	23.41	4.04	6.08	8.64
CLASS R6 SHARES	December 23, 2013	23.50	4.15	6.18	8.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

FOR DECEMBER 11, 2018 (FUND INCEPTION DATE) TO APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	13.60%
MSCI Emerging Markets Index (net of foreign withholding taxes)	12.63%

Net Assets as of 4/30/2019 (In Thousands)	$372,312

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the period from Fund inception on December 11, 2018 to April 30, 2019.

By sector, the Fund’s underweight positions in the information technology and financials sectors were leading contributors to performance relative to the Benchmark. The Fund’s underweight positions in the communication services and consumer discretionary sectors were leading detractors from relative performance.

By country, the Fund’s security selection in China and India was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in South Africa and the Fund’s underweight position in the Philippines were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Samsung Electronics Co. and Taiwan Semiconductor Manufacturing Co. and its overweight position in Luxshare Precision Industry Co. Shares of Samsung Electronics, a South Korean consumer electronics manufacturer, fell amid weakening global demand for smartphones. Shares of Taiwan Semiconductor Manufacturing, a maker of integrated circuits and wafer semiconductor devices, rebounded from a slowdown in global demand for semiconductors during the early part of the reporting period. Shares of Luxshare Precision Industry, a China-based manufacturer of electronic components, rose after the company forecast a 61% increase in net income for 2018.

Leading individual detractors from relative performance included the Fund’s underweight position in Tencent Holdings Ltd., Alibaba Group Holding Ltd. and Naspers Ltd. Shares of Tencent Holdings, a China-based provider of online advertising and services, rose early in the reporting period amid continued earnings growth. Shares of Alibaba Group Holding, a China-based e-commerce provider, rose after the company reported a 41% jump in revenue for the fourth quarter of 2018. Shares of Naspers, a South African media and e-commerce company not held by the Fund, rose after the company forecast strong earnings growth for its fiscal first half ended September 30, 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of disciplined portfolio construction with in-depth fundamental research conducted by a global network of research analysts to identify what they believed to be overvalued and undervalued stocks

As a result of this process, the Fund’s sole overweight sector position relative to the Benchmark was in the consumer discretionary sector and its largest relative underweight positions were in the financials and information technology sectors. By country, the Fund’s largest overweight positions relative to the Benchmark were in Hungary and the Czech Republic and the largest underweight positions were in China and Taiwan.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	iShares MSCI India ETF (United States)	9.4%
2.	Tencent Holdings Ltd (China).	5.6
3.	Alibaba Group Holding Ltd., ADR (China)	4.8
4.	Samsung Electronics Co. Ltd. (South Korea)	4.3
5.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4.1
6.	Naspers Ltd., Class N (South Africa)	2.0
7.	China Construction Bank Corp., Class H (China)	1.8
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.5
9.	Industrial & Commercial Bank of China Ltd., Class H (China)	1.2
10.	Itau Unibanco Holding SA (Preference) (Brazil)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
China	33.1%
South Korea	13.0
Taiwan	10.8
United States	9.4
Brazil	7.1
South Africa	6.3
Russia	4.4
Mexico	3.8
Indonesia	2.4
Thailand	2.3
Malaysia	1.4
Philippines	1.1
Others (each less than 1.0%)	4.3
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	13.54%
CLASS R6 SHARES	December 11, 2018	13.60

LIFE OF FUND PERFORMANCE (12/11/18 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index from December 11, 2018 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.00%
MSCI Europe Index (net of foreign withholding taxes)	8.48%

Net Assets as of 4/30/2019 (In Thousands)	$583,226

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

The Fund’s security selection in the food, beverage and tobacco sector and its security selection in the food and staples retailing sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the pharmaceuticals, biotechnology and life sciences sector and its security selection in the utilities sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Saipem SpA, Thales SA and ArcelorMittal SA. Shares of Saipem, an Italian oil field services company, fell amid news reports that the company was negotiating to sell its core drilling business. Shares of Thales, a French maker of electronics and systems for the aeronautics and defense industries, fell after the company unveiled plans to acquire Gemalto NV. Shares of ArcelorMittal, a Luxembourg steelmaker, fell after the company reported a decline in earnings for the third quarter of 2018.

Leading individual contributors to relative performance included the Fund’s overweight positions in Rio Tinto PLC, Kering SA and Neste Oyj. Shares of Rio Tinto, an Australian mining and minerals company, rose after the company reported better-than-expected earnings for 2018 and amid signs of improved demand from China. Shares of Kering, a French maker of luxury branded apparel and accessories, including the Gucci brand, rose after the company reported strong results for the fourth quarter and full year 2018. Shares of Neste, a Finnish petroleum refiner and biofuels producer, rose after the company reported strong growth in its renewable products business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.7%
2.	Roche Holding AG (Switzerland)	4.2
3.	Novartis AG (Registered) (Switzerland)	3.8
4.	Allianz SE (Registered) (Germany)	3.2
5.	Kering SA (France)	2.7
6.	GlaxoSmithKline plc (United Kingdom)	2.7
7.	Zurich Insurance Group AG (Switzerland)	2.4
8.	Neste OYJ (Finland)	2.4
9.	Enel SpA (Italy)	2.3
10.	Rio Tinto plc (Australia)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***
Switzerland	18.1%
France	15.4
United Kingdom	14.2
United States	10.3
Germany	8.4
Netherlands	7.6
Spain	5.4
Italy	5.0
Australia	3.6
Finland	3.0
Sweden	2.8
Belgium	1.7
South Africa	1.3
Denmark	1.2
Norway	1.1
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge**		0.45%	(12.45)%	(1.48)%	7.56%
Without Sales Charge		6.00	(7.61)	(0.41)	8.14
CLASS C SHARES	November 1, 1998
With CDSC***		4.74	(9.10)	(0.91)	7.60
Without CDSC		5.74	(8.10)	(0.91)	7.60
CLASS I SHARES	September 10, 2001	6.11	(7.41)	(0.13)	8.43
CLASS L SHARES	September 10, 2001	6.16	(7.30)	0.03	8.64
CLASS R6 SHARES	October 1, 2018	6.21	(7.25)	0.04	8.65

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund, the MSCI Europe Index and the Lipper European Region Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI

Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.63%
MSCI World Index (net of foreign withholding taxes)	8.83%

Net Assets as of 4/30/2019 (In Thousands)	$4,605,579

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

By sector, the Fund’s security selection in the retail and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology and technology-software sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe and North America was a leading contributor to relative performance, while the Fund’s overweight position in Japan and its security selection in the Asia Pacific, excluding Japan, were modest detractors from relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp. (United States)	2.6%
2.	Apple, Inc. (United States)	2.3
3.	Amazon.com, Inc. (United States)	2.0
4.	Alphabet, Inc., Class C (United States)	1.1
5.	Bank of America Corp. (United States)	1.0
6.	Alphabet, Inc., Class A (United States)	0.9
7.	Facebook, Inc., Class A (United States)	0.8
8.	Coca-Cola Co. (The) (United States)	0.8
9.	Mastercard, Inc., Class A (United States)	0.8
10.	Home Depot, Inc. (The) (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	62.9%
Japan	7.9
United Kingdom	5.0
France	4.0
Canada	3.5
Australia	3.0
Germany	2.7
Switzerland	2.7
Netherlands	2.0
Hong Kong	1.3
Spain	1.0
Others (each less than 1.0%)	3.9
Short-Term Investments	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	February 28, 2013	9.63%	6.86%	7.39%	9.67%
CLASS R6 SHARES	November 1, 2017	9.66	6.91	7.41	9.68

*	Not annualized.

LIFE OF FUND PERFORMANCE (2/28/13 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.67%
MSCI EAFE Index (net of foreign withholding taxes)	7.45%

Net Assets as of 4/30/2019 (In Thousands)	$3,482,175

INVESTMENT OBJECTIVE**

The JPMorgan International Advantage Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

By sector, the Fund’s security selection in the materials and industrials sectors were a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors were a leading contributor to relative performance. By country, the Fund’s security selection in Japan and Australia was a leading detractor from relative performance, while the Funds security selection in Germany and the U.K. contributed to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.1%
2.	Roche Holding AG (Switzerland)	2.1
3.	Novartis AG (Registered) (Switzerland)	2.0
4.	Royal Dutch Shell plc, Class B (Netherlands)	1.9
5.	BHP Group Ltd. (Australia)	1.6
6.	Allianz SE (Registered) (Germany)	1.6
7.	GlaxoSmithKline plc (United Kingdom)	1.6
8.	Toyota Motor Corp. (Japan)	1.4
9.	Rio Tinto plc (Australia)	1.4
10.	Kering SA (France)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	21.5%
United Kingdom	13.3
Australia	9.0
Switzerland	8.2
France	7.5
Netherlands	7.4
Germany	7.0
United States	4.9
Spain	4.4
Norway	2.6
Hong Kong	2.1
Belgium	1.8
Italy	1.3
Finland	1.3
Sweden	1.2
Singapore	1.0
Others (each less than 1.0%)	3.9
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		(1.78)%	(13.51)%	0.11%	6.50%
Without Sales Charge		3.67	(8.70)	1.20	7.08
CLASS C SHARES	February 28, 2006
With CDSC***		2.41	(10.14)	0.69	6.55
Without CDSC		3.41	(9.14)	0.69	6.55
CLASS I SHARES	February 28, 2006	3.79	(8.43)	1.50	7.38
CLASS R2 SHARES	November 3, 2008	3.51	(8.95)	0.92	6.81
CLASS R6 SHARES	May 29, 2015	3.91	(8.28)	1.70	7.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Advantage Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI

EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.82%
MSCI EAFE Index (net of foreign withholding taxes)	7.45%

Net Assets as of 4/30/2019 (In Thousands)	$4,568,599

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

By sector, the Fund’s security selection in the financials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the utilities sector, where the Fund had no holdings, was the sole sector detractor from relative performance.

By region, the Fund’s security selection and underweight position in Japan and its overweight position in emerging markets were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the U.K. and Europe was the smallest contributor to relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in AIA Group Ltd., HDFC Bank Ltd. and Sands China Ltd. Shares of AIA Group, a Hong Kong life insurer, rose after the company reported better-than-expected results for 2018. Shares of HDFC Bank, an Indian banking and financial services company that was not held in the Benchmark, rose after the company reported record high earnings for the fourth quarter of 2018. Shares of Sands China, a Macau casino and resorts operator, rose amid an increase in gross gaming revenue for all Macau casinos in the final two months of 2018.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Sumitomo Mitsui Financial Group Ltd. and Accor SA, and its underweight position in Rio Tinto PLC. Shares of Sumitomo Mitsui Financial Group, a Japanese financial services provider, fell as yields on its foreign bond holdings declined in the early part of the reporting period. Shares of Accor, a French hotels operator, fell after the company reported weakness in its Asian and North American markets had hurt per-room revenues. Shares of Rio Tinto, an Australian mining and minerals company not held by the Fund, rose after the company reported better-than-expected earnings for 2018 and amid signs of improved demand from China.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.7%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
3.	AIA Group Ltd. (Hong Kong)	2.4
4.	Novartis AG (Registered) (Switzerland)	2.3
5.	Diageo plc (United Kingdom)	2.3
6.	Unilever plc (United Kingdom)	2.2
7.	SAP SE (Germany)	2.1
8.	Roche Holding AG (Switzerland)	2.1
9.	GlaxoSmithKline plc (United Kingdom)	1.8
10.	ASML Holding NV (Netherlands)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	16.9%
United Kingdom	16.0
France	12.9
Switzerland	9.7
United States	8.6
Germany	7.9
Netherlands	5.4
Hong Kong	4.1
China	2.5
Sweden	2.3
Australia	2.0
Denmark	1.5
India	1.4
Singapore	1.4
Spain	1.0
South Korea	1.0
Others (each less than 1.0%)	3.7
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		4.88%	(9.22)%	1.43%	7.00%
Without Sales Charge		10.68	(4.16)	2.53	7.58
CLASS C SHARES	January 31, 2003
With CDSC***		9.47	(5.61)	2.02	7.02
Without CDSC		10.47	(4.61)	2.02	7.02
CLASS I SHARES	January 1, 1997	10.82	(3.94)	2.78	7.85
CLASS R2 SHARES	November 3, 2008	10.51	(4.41)	2.26	7.48
CLASS R5 SHARES	May 15, 2006	10.93	(3.82)	2.95	8.08
CLASS R6 SHARES	November 30, 2010	10.99	(3.70)	3.03	8.13

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.48%
MSCI EAFE Index (net of foreign withholding taxes)	7.45%

Net Assets as of 4/30/2019 (In Thousands)	$134,388

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

By sector, the Fund’s security selection in the banks and energy sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the auto parts and pharmaceutical/medical technology sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in Europe and the U.K. was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the Asia-Pacific, excluding Japan, was the sole regional detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Rio Tinto PLC, TransCanada Corp. and LMVH Moet Hennessy Louis Vuitton SE. Shares of Rio Tinto, an Australian mining and minerals company, rose after the company reported better-than-expected earnings for 2018 and amid signs of improved demand from China. Shares of TransCanada, a Canadian operator of natural gas and petroleum pipelines that was not held in the Benchmark, rose amid earnings growth and investor expectations that the Keystone XL Pipeline project will move forward. Shares of LMVH Moet Hennessy Louis Vuitton, a French luxury goods maker, rose after the company reported better-than-expected earnings and sales for the first quarter of 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in JXTG Holdings Inc. and Imperial Brands PLC, and its underweight position in AIA Group Ltd. Shares of JXTG Holdings, a Japanese petroleum, natural gas and materials producer, fell amid weakness in global oil prices during the first half of the reporting period. Shares of Imperial Brands, a U.K. maker and distributor of tobacco products, fell after the U.S. Food and Drug Administration planned tighter regulations on e-cigarettes. Shares of AIA Group, a Hong Kong life insurer not held in the Fund, rose after the company reported better-than-expected results for 2018.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Unilever NV, CVA (United Kingdom)	2.9%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.8
3.	Roche Holding AG (Switzerland)	2.7
4.	Rio Tinto plc (Australia)	2.5
5.	Vinci SA (France)	2.4
6.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.3
7.	Novartis AG (Registered) (Switzerland)	2.3
8.	Novo Nordisk A/S, Class B (Denmark)	2.2
9.	Imperial Brands plc (United Kingdom)	2.1
10.	Telenor ASA (Norway)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	16.2%
United Kingdom	14.6
France	14.5
Switzerland	10.6
Netherlands	9.5
Germany	5.0
Australia	4.6
Finland	2.8
United States	2.3
Denmark	2.2
Hong Kong	2.2
Norway	2.1
Spain	1.8
Italy	1.7
Taiwan	1.5
Singapore	1.4
Sweden	1.2
Austria	1.1
Canada	1.1
South Korea	1.0
Others (each less than 1.0%)	1.6
Short-Term Investments	1.0

***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge**		3.57%	(6.19)%	1.98%	4.07%
Without Sales Charge		9.30	(1.00)	3.08	4.75
CLASS C SHARES	February 28, 2011
With CDSC***		8.04	(2.51)	2.57	4.23
Without CDSC		9.04	(1.51)	2.57	4.23
CLASS I SHARES	February 28, 2011	9.48	(0.77)	3.39	5.05
CLASS R2 SHARES	February 28, 2011	9.18	(1.31)	2.81	4.48
CLASS R5 SHARES	February 28, 2011	9.53	(0.68)	3.51	5.20
CLASS R6 SHARES	January 30, 2015	9.59	(0.59)	3.56	5.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to April 30, 2019. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Hedged Equity Fund

FUND SUMMARY

FOR THE PERIOD MARCH 15, 2019 (INCEPTION DATE) THROUGH APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.53%
MSCI EAFE Index (net of foreign withholding taxes)	7.45%
ICE BofAML 3-Month US Treasury Bill Index	1.18%

Net Assets as of 4/30/2019 (In Thousands)	$51,286

INVESTMENT OBJECTIVES** AND STRATEGIES

The JPMorgan International Hedged Equity Fund seeks to provide capital appreciation through participation in international equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.7%
2.	Roche Holding AG (Switzerland)	1.9
3.	SAP SE (Germany)	1.8
4.	TOTAL SA (France)	1.5
5.	Toyota Motor Corp. (Japan)	1.5
6.	Iberdrola SA (Spain)	1.5
7.	Novartis AG (Registered) (Switzerland)	1.5
8.	BP plc (United Kingdom)	1.4
9.	Air Liquide SA (France)	1.3
10.	Anheuser-Busch InBev SA/NV (Belgium)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.2%
United Kingdom	14.6
France	12.7
Switzerland	9.7
Germany	9.1
Netherlands	5.3
Australia	5.2
Spain	3.5
Hong Kong	3.1
Italy	1.8
Denmark	1.7
Finland	1.6
Belgium	1.3
Sweden	1.2
Singapore	1.1
Others (each less than 1.0%)	3.2
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

FOR THE PERIOD MARCH 15, 2019 (INCEPTION DATE) THROUGH APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	SINCE INCEPTION

CLASS A SHARES	March 15, 2019
With Sales Charge*		(3.85)%
Without Sales Charge		1.47
CLASS C SHARES	March 15, 2019
With CDSC**		0.40
Without CDSC		1.40
CLASS I SHARES	March 15, 2019	1.53
CLASS R5 SHARES	March 15, 2019	1.53
CLASS R6 SHARES	March 15, 2019	1.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (3/15/19 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index and the ICE BofAML 3-Month US Treasury Bill Index from March 15, 2019 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.67%
MSCI EAFE Index (net of foreign withholding taxes)	7.45%

Net Assets as of 4/30/2019 (In Thousands)	$4,608,140

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

By sector, the Fund’s security selection in the utilities and basic industries sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the retail and industrial cyclical sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in the Pacific, excluding Japan, and Europe were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in Japan was the sole regional detractor from relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.5%
2.	Roche Holding AG (Switzerland)	1.8
3.	SAP SE (Germany)	1.7
4.	TOTAL SA (France)	1.5
5.	Toyota Motor Corp. (Japan)	1.4
6.	Iberdrola SA (Spain)	1.4
7.	Novartis AG (Registered) (Switzerland)	1.4
8.	BP plc (United Kingdom)	1.3
9.	Air Liquide SA (France)	1.3
10.	Anheuser-Busch InBev SA/NV (Belgium)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	20.9%
United Kingdom	13.9
France	12.0
Switzerland	9.2
Germany	8.7
United States	5.2
Netherlands	5.1
Australia	4.9
Spain	3.4
Hong Kong	2.9
Italy	1.8
Denmark	1.6
Finland	1.5
Belgium	1.2
Sweden	1.2
Singapore	1.0
Others (each less than 1.0%)	2.0
Short-Term Investments	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	April 23, 1993
With Sales Charge**		1.91%	(9.48)%	1.12%	6.51%
Without Sales Charge		7.55	(4.45)	2.22	7.09
CLASS I SHARES	October 28, 1992	7.67	(4.22)	2.46	7.36
CLASS R6 SHARES	November 1, 2017	7.72	(4.09)	2.50	7.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.24%
MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes)	9.12%

Net Assets as of 4/30/2019 (In Thousands)	$528,900

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

By sector, the Fund’s security selection in the financials and consumer staples sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary sector and its underweight position in the utilities sector were modest detractors from relative performance.

By region, the Fund’s security selection across all regions made a positive contribution to relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in AIA Group Ltd., HDFC Bank Ltd. and Tencent Holdings Ltd. Shares of AIA Group, a Hong Kong life insurer not held in the Benchmark, rose after the company reported better-than-expected results for 2018. Shares of HDFC Bank, an Indian banking and financial services company, rose after the company reported record high earnings for the fourth quarter of 2018. Shares of Tencent Holdings, a China-based provider of online advertising and services, rose early in the reporting period amid continued earnings growth.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Zalando SE, NN Group NV and Royal Dutch Shell PLC. Shares of Zalando, a German online retailer of apparel and accessories, fell amid weak sales for fall 2018. Shares of NN Group, a financial services and insurance provider based in the Netherlands, fell after the company reported a decline in revenue for the fourth quarter of 2018. Shares of Royal Dutch Shell, an integrated oil and gas producer based in the Netherlands, fell early in the reporting period amid a drop in global energy prices.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.4%
2.	AIA Group Ltd. (Hong Kong)	3.8
3.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.6
4.	HDFC Bank Ltd., ADR (India)	3.5
5.	Tencent Holdings Ltd. (China)	3.5
6.	Diageo plc (United Kingdom)	2.6
7.	Unilever NV, CVA (United Kingdom)	2.6
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.5
9.	SAP SE (Germany)	2.4
10.	GlaxoSmithKline plc (United Kingdom)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	19.5%
Japan	10.2
China	9.1
Germany	8.7
Canada	7.9
Switzerland	6.8
United States	6.3
Hong Kong	5.5
France	5.4
India	3.5
Taiwan	2.1
Netherlands	2.1
Australia	1.9
Austria	1.9
Denmark	1.8
Indonesia	1.7
Others (each less than 1.0%)	1.8
Short-Term Investments	3.8

***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		9.07%	(5.80)%	3.21%	6.95%
Without Sales Charge		15.10	(0.58)	4.33	7.73
CLASS C SHARES	November 30, 2011
With CDSC***		13.85	(2.06)	3.81	7.19
Without CDSC		14.85	(1.06)	3.81	7.19
CLASS I SHARES	November 30, 2011	15.24	(0.34)	4.64	8.04
CLASS R2 SHARES	November 30, 2011	14.97	(0.88)	4.05	7.45
CLASS R5 SHARES	November 30, 2011	15.32	(0.22)	4.77	8.19
CLASS R6 SHARES	November 30, 2011	15.39	(0.10)	4.84	8.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	3.35%
MSCI EAFE Value Index (net of foreign withholding taxes)	4.45%

Net Assets as of 4/30/2019 (In Thousands)	$431,633

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2019.

By sector, the Fund’s underweight position and security selection in the utilities sector and its security selection in the banks sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology sector and the technology—semiconductors & hardware sector was a leading contributor to relative performance.

By region, the Fund’s security selection in Japan and continental Europe was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the U.K. and its underweight position in the Pacific region, excluding Japan, were the smallest detractors from relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in HSBC Holdings PLC and Sands China Ltd., and its overweight position in Kansai Electric Power Co. Shares of HSBC Holdings, a U.K. banking and financial services provider, rose after the company reported better-than-expected earnings for the first quarter of 2019. Shares of Sands China, a Macau casino and resorts operator not held in the Fund, rose amid an increase in gross gaming revenue for all Macau casinos in the final two months of 2018. Shares of Kansai Electric Power, a Japanese electric, natural gas and telecommunications utility, fell after regulators ruled that nuclear plants must be shut down if they fail to make counter-terrorism upgrades by next year’s deadlines.

Leading individual contributors to relative performance included the Fund’s overweight positions in Daiwa House Industry Co., BHP Group Ltd. and Dialog Semiconductor PLC. Shares of Daiwa House Industry, a Japanese provider of construction and real estate services, rose after the company reported an increase in revenue for the third quarter of 2018 and consistent growth in orders for commercial facilities. Shares of BHP Group, an Australian mining and minerals company, rose after the company reported an 87% jump in earnings for the second half of 2018. Shares of Dialog Semiconductor, a U.K. maker of integrated circuit products not held in the Benchmark, rose after the company reported better-than-expected earnings for the third quarter of 2018 and issued a better-than-expected revenue forecast for the fourth quarter.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark were in the materials and capital goods sectors, while the largest underweight sector positions were in the real estate and utilities sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	4.1%
2.	Toyota Motor Corp. (Japan)	2.3
3.	TOTAL SA (France)	2.2
4.	Allianz SE (Registered) (Germany)	1.8
5.	GlaxoSmithKline plc (United Kingdom)	1.6
6.	BP plc (United Kingdom)	1.5
7.	Rio Tinto plc (Australia)	1.5
8.	British American Tobacco plc (United Kingdom)	1.5
9.	Novartis AG (Registered) (Switzerland)	1.4
10.	BHP Group Ltd. (Australia)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	20.8%
United Kingdom	16.0
Netherlands	7.6
France	7.5
Germany	6.9
Australia	6.9
Switzerland	5.5
Sweden	3.2
Norway	3.1
Spain	3.0
Italy	3.0
Hong Kong	2.9
United States	2.1
Singapore	1.2
Austria	1.2
Finland	1.0
Others (each less than 1.0%)	5.1
Short-Term Investments	3.0

***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(2.28)%	(15.48)%	(1.75)%	5.14%
Without Sales Charge		3.14	(10.77)	(0.69)	5.72
CLASS C SHARES	July 11, 2006
With CDSC***		1.94	(12.18)	(1.19)	5.18
Without CDSC		2.94	(11.18)	(1.19)	5.18
CLASS I SHARES	September 10, 2001	3.30	(10.46)	(0.40)	6.00
CLASS L SHARES	November 4, 1993	3.35	(10.41)	(0.29)	6.14
CLASS R2 SHARES	November 3, 2008	3.02	(10.99)	(0.96)	5.44
CLASS R5 SHARES	September 9, 2016	3.31	(10.43)	(0.30)	6.14
CLASS R6 SHARES	November 30, 2010	3.41	(10.32)	(0.15)	6.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap

Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Argentina — 0.5%

Banco Macro SA, ADR	163	6,627

Brazil — 6.3%

Banco do Brasil SA *	1,092	13,811

Banco Santander Brasil SA	900	10,384

Cia Brasileira de Distribuicao (Preference) *	457	11,274

Cia de Transmissao de Energia Eletrica Paulista (Preference)	530	2,848

Cia Paranaense de Energia (Preference)	319	3,339

Estacio Participacoes SA	995	6,968

IRB Brasil Resseguros SA	316	7,621

Kroton Educacional SA	1,515	3,792

MRV Engenharia e Participacoes SA	1,524	5,665

SLC Agricola SA	359	3,771

Telefonica Brasil SA (Preference)	322	3,823

Vale SA, ADR	1,218	15,566

		88,862

China — 34.2%

Alibaba Group Holding Ltd., ADR *	386	71,675

Anhui Conch Cement Co. Ltd., Class H	1,347	8,222

Anhui Expressway Co. Ltd., Class A	1,356	1,323

ANTA Sports Products Ltd.	850	5,978

Bank of Beijing Co. Ltd., Class A	1,512	1,432

Baoshan Iron & Steel Co. Ltd., Class A	3,598	3,833

Beijing Enterprises Holdings Ltd.	515	2,744

China Communications Services Corp. Ltd., Class H	4,192	3,381

China Construction Bank Corp., Class H	38,427	33,876

China Maple Leaf Educational Systems Ltd.	4,770	2,231

China Merchants Bank Co. Ltd., Class H	4,280	21,180

China National Medicines Corp. Ltd., Class A	335	1,236

China Overseas Land & Investment Ltd.	1,948	7,298

China Petroleum & Chemical Corp., Class H	21,050	16,181

China Railway Construction Corp. Ltd., Class H	5,236	6,187

China Railway Group Ltd., Class H	10,206	8,050

China Resources Cement Holdings Ltd.	6,436	6,453

China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	383	1,677

China Shenhua Energy Co. Ltd., Class H	1,825	4,038

China State Construction Engineering Corp. Ltd., Class A	1,480	1,348

China Vanke Co. Ltd., Class H	3,479	13,462

Chlitina Holding Ltd.	285	2,332

Chongqing Department Store Co. Ltd., Class A	282	1,464

CNOOC Ltd.	5,822	10,575

Country Garden Holdings Co. Ltd.	9,329	15,033

Daqin Railway Co. Ltd., Class A	1,086	1,374

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

Dongfeng Motor Group Co. Ltd., Class H	2,754	2,676

GD Power Development Co. Ltd., Class A	3,573	1,439

Geely Automobile Holdings Ltd.	2,824	5,689

Grandblue Environment Co. Ltd., Class A	669	1,594

Great Wall Motor Co. Ltd., Class H	2,424	1,974

Hengan International Group Co. Ltd.	791	6,950

Huadian Power International Corp. Ltd., Class H	3,228	1,379

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	244	1,307

Industrial & Commercial Bank of China Ltd., Class H	39,229	29,506

Kunlun Energy Co. Ltd.	6,166	6,522

Nexteer Automotive Group Ltd.	1,770	2,775

North Huajin Chemical Industries Co. Ltd., Class A *	1,289	1,375

Ping An Bank Co. Ltd., Class A	2,228	4,590

Ping An Insurance Group Co. of China Ltd., Class H	1,528	18,496

Postal Savings Bank of China Co. Ltd., Class H (a)	11,753	7,152

Qingdao Haier Co. Ltd., Class A	1,737	4,439

Sany Heavy Industry Co. Ltd., Class A	1,432	2,606

SDIC Power Holdings Co. Ltd., Class A	1,095	1,316

Shanghai Tunnel Engineering Co. Ltd., Class A	1,231	1,262

Shanxi Lanhua Sci-Tech Venture Co. Ltd., Class A	1,137	1,318

Shenzhen Expressway Co. Ltd., Class H	3,966	4,831

Sinopec Shanghai Petrochemical Co. Ltd., Class A	5,340	4,069

STO Express Co. Ltd., Class A	519	1,855

Tencent Holdings Ltd.	1,698	83,690

Want Want China Holdings Ltd.	8,663	6,878

Weichai Power Co. Ltd., Class H	1,780	2,915

Weifu High-Technology Group Co. Ltd., Class A	431	1,315

Yanzhou Coal Mining Co. Ltd., Class H	4,228	4,514

YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H (a)	703	3,488

Yihua Lifestyle Technology Co. Ltd., Class A	1,985	1,277

Zhejiang Juhua Co. Ltd., Class A	1,288	1,544

Zhejiang Semir Garment Co. Ltd., Class A	930	1,539

Zhongsheng Group Holdings Ltd.	1,347	3,542

Zijin Mining Group Co. Ltd., Class H	10,984	4,291

		482,696

Hungary — 1.9%

MOL Hungarian Oil & Gas plc	682	7,850

OTP Bank Nyrt.	424	18,835

		26,685

India — 6.4%

Bharat Petroleum Corp. Ltd.	1,481	8,110

Graphite India Ltd.	288	1,587

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

India — continued

HCL Technologies Ltd.	1,065		18,124

HDFC Bank Ltd., ADR	128		14,682

HEG Ltd.	46		1,080

Housing Development Finance Corp. Ltd.	730		20,948

Indian Oil Corp. Ltd.	2,957		6,731

NIIT Technologies Ltd.	390		7,254

Oil & Natural Gas Corp. Ltd.	3,367		8,192

Tech Mahindra Ltd.	228		2,746

			89,454

Indonesia — 1.0%

Bank Rakyat Indonesia Persero Tbk. PT *	44,888		13,801

Mexico — 4.0%

Alfa SAB de CV, Class A	3,670		3,697

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	4,935		8,286

Grupo Aeroportuario del Centro Norte SAB de CV	772		4,752

Grupo Financiero Banorte SAB de CV, Class O	3,185		20,182

Wal-Mart de Mexico SAB de CV	6,434		18,903

			55,820

Poland — 0.9%

Grupa Lotos SA	114		2,476

Polski Koncern Naftowy ORLEN SA	407		10,457

			12,933

Russia — 7.2%

Alrosa PJSC	7,072		10,317

LUKOIL PJSC, ADR	261		22,184

Magnit PJSC	67		3,865

Magnitogorsk Iron & Steel Works PJSC	3,775		2,584

MMC Norilsk Nickel PJSC, ADR	704		15,661

Novolipetsk Steel PJSC, GDR (a)	129		3,418

RusHydro PJSC	239,477		2,002

Sberbank of Russia PJSC, ADR	1,355		19,416

Sberbank of Russia PJSC, ADR	346		5,004

Severstal PJSC, GDR (a)	253		4,097

Surgutneftegas PJSC (Preference)	11,458		6,945

Tatneft PJSC, ADR	93		6,568

Tatneft PJSC, ADR	—	(b)	2

			102,063

Singapore — 0.2%

BOC Aviation Ltd. (a) (c)	316		2,712

South Africa — 2.2%

Absa Group Ltd.	669		7,706

INVESTMENTS	SHARES (000)	VALUE ($000)

South Africa — continued

AngloGold Ashanti Ltd.	389	4,625

Nedbank Group Ltd.	650	12,128

SPAR Group Ltd. (The)	438	5,941

		30,400

South Korea — 15.9%

Cheil Worldwide, Inc.	158	3,440

Daelim Industrial Co. Ltd.	80	6,611

Doosan Bobcat, Inc.	89	2,453

Doosan Infracore Co. Ltd. *	488	3,039

GS Engineering & Construction Corp.	177	6,171

GS Holdings Corp.	89	3,954

GS Retail Co. Ltd.	77	2,579

Hana Financial Group, Inc.	473	14,907

Hyosung Corp.	53	3,403

Hyundai Glovis Co. Ltd.	48	6,533

Hyundai Marine & Fire Insurance Co. Ltd.	111	3,646

Industrial Bank of Korea	815	9,888

KEPCO Plant Service & Engineering Co. Ltd.	80	2,502

KT Corp.	94	2,218

KT&G Corp.	162	14,195

Kumho Petrochemical Co. Ltd.	49	3,820

LG Display Co. Ltd.	346	5,888

LG Uplus Corp.	613	7,509

Lotte Chemical Corp.	27	6,189

POSCO	45	9,946

Samsung Electronics Co. Ltd.	1,447	56,890

Samsung SDS Co. Ltd.	37	6,910

Shinhan Financial Group Co. Ltd.	458	17,321

SK Holdings Co. Ltd.	31	6,833

SK Telecom Co. Ltd.	25	5,229

Woori Financial Group, Inc.	1,014	12,020

		224,094

Taiwan — 12.8%

AU Optronics Corp.	11,217	4,012

Catcher Technology Co. Ltd.	895	7,096

Chailease Holding Co. Ltd.	1,531	6,527

Chilisin Electronics Corp.	549	1,756

Chipbond Technology Corp.	2,589	5,875

CTBC Financial Holding Co. Ltd.	25,367	17,378

E.Sun Financial Holding Co. Ltd.	9,570	7,858

Elite Material Co. Ltd.	1,335	4,304

Far Eastern New Century Corp.	4,186	4,571

FLEXium Interconnect, Inc.	1,299	4,084

Globalwafers Co. Ltd.	624	6,840

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Taiwan — continued

Merry Electronics Co. Ltd.	982	5,656

Novatek Microelectronics Corp.	1,146	7,497

Radiant Opto-Electronics Corp.	1,273	4,302

Sino-American Silicon Products, Inc. *	2,680	5,811

Taiwan Cement Corp.	3,412	4,640

Taiwan Mobile Co. Ltd.	1,580	5,778

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,103	48,350

TCI Co. Ltd.	168	2,508

Uni-President Enterprises Corp.	4,031	9,580

Yageo Corp.	257	2,552

Yuanta Financial Holding Co. Ltd.	14,950	8,671

Zhen Ding Technology Holding Ltd.	1,444	5,166

		180,812

Thailand — 3.3%

PTT Exploration & Production PCL	3,251	13,585

PTT Global Chemical PCL	3,853	8,307

PTT PCL	9,931	15,162

Quality Houses PCL	28,508	2,645

Star Petroleum Refining PCL, NVDR	11,104	3,687

Tisco Financial Group PCL	1,111	2,915

		46,301

Turkey — 1.4%

Ford Otomotiv Sanayi A/S	239	2,111

KOC Holding A/S	1,253	3,403

Petkim Petrokimya Holding A/S	6,474	4,857

Soda Sanayii A/S	1,982	2,578

Tekfen Holding A/S	861	3,846

Turkiye Sise ve Cam Fabrikalari A/S	2,980	3,049

		19,844

United Kingdom — 0.5%

Mondi Ltd.	340	7,495

Total Common Stocks (Cost $1,199,943)		1,390,599

Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (d) (e) (Cost $17,075)	17,070	17,075

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 0.0% (f)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (d) (e) (Cost $143)	143	143

Total Investments — 99.9% (Cost $1,217,161)		1,407,817
Other Assets Less Liabilities — 0.1%		1,750

NET ASSETS — 100.0%		1,409,567

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	23.5%

Oil, Gas & Consumable Fuels	11.3

Interactive Media & Services	5.9

Semiconductors & Semiconductor Equipment	5.6

Metals & Mining	5.3

Internet & Direct Marketing Retail	5.1

Technology Hardware, Storage & Peripherals	4.6

Food & Staples Retailing	3.0

Real Estate Management & Development	2.7

IT Services	2.5

Construction & Engineering	2.4

Electronic Equipment, Instruments & Components	2.4

Chemicals	2.3

Insurance	2.1

Industrial Conglomerates	1.8

Thrifts & Mortgage Finance	1.5

Food Products	1.4

Construction Materials	1.4

Diversified Telecommunication Services	1.2

Tobacco	1.0

Others (each less than 1.0%)	11.8

Short-Term Investments	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting depository receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $136,000.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2019.
(f)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common stocks — 97.5%

Argentina — 1.7%

MercadoLibre, Inc. *	210	101,668

Australia — 0.4%

Oil Search Ltd.	4,335	23,738

Brazil — 7.0%

Ambev SA, ADR	17,355	81,740

B3 SA — Brasil Bolsa Balcao *	10,120	89,169

Itau Unibanco Holding SA, ADR	9,466	81,883

Kroton Educacional SA	21,708	54,311

Lojas Renner SA	5,651	66,750

Raia Drogasil SA *	1,331	23,274

Ultrapar Participacoes SA	2,935	15,740

WEG SA	658	3,135

		416,002

China — 30.4%

Alibaba Group Holding Ltd., ADR * (a)	1,870	346,941

Baidu, Inc., ADR *	345	57,356

Hangzhou Robam Appliances Co. Ltd., Class A	8,294	36,023

Han’s Laser Technology Industry Group Co. Ltd., Class A	9,281	54,042

Huazhu Group Ltd., ADR	2,044	86,661

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	17,400	80,198

JD.com, Inc., ADR *	1,825	55,245

Kweichow Moutai Co. Ltd., Class A	522	75,446

Meituan Dianping, Class B * (b)	3,090	22,508

Midea Group Co. Ltd., Class A	12,494	97,271

New Oriental Education & Technology Group, Inc., ADR *	1,001	95,534

Ping An Insurance Group Co. of China Ltd., Class H	23,798	288,067

Shenzhou International Group Holdings Ltd.	4,471	60,094

Tencent Holdings Ltd.	7,146	352,205

Yum China Holdings, Inc.	2,205	104,819

		1,812,410

Egypt — 0.9%

Commercial International Bank Egypt SAE (Registered), GDR (b)	12,154	53,274

Hong Kong — 7.1%

AIA Group Ltd.	30,166	308,885

AIA Group Ltd.	795	8,109

Jardine Matheson Holdings Ltd.	350	23,008

Techtronic Industries Co. Ltd.	11,907	86,161

		426,163

INVESTMENTS	SHARES (000)	VALUE ($000)

Hungary — 1.1%

OTP Bank Nyrt.	1,535	68,255

India — 16.7%

Asian Paints Ltd.	1,940	40,807

HDFC Bank Ltd.	4,463	148,254

HDFC Bank Ltd., ADR	874	100,239

HDFC Life Insurance Co. Ltd. (b)	10,544	61,350

Housing Development Finance Corp. Ltd.	8,903	255,423

IndusInd Bank Ltd.	3,262	75,387

ITC Ltd.	17,048	73,890

Kotak Mahindra Bank Ltd.	3,885	77,481

Tata Consultancy Services Ltd.	3,235	105,155

UltraTech Cement Ltd.	870	57,727

		995,713

Indonesia — 2.3%

Bank Central Asia Tbk. PT	37,575	75,903

Bank Rakyat Indonesia Persero Tbk. PT *	203,387	62,533

		138,436

Macau — 1.4%

Sands China Ltd.	14,911	82,071

Mexico — 3.8%

Fomento Economico Mexicano SAB de CV, ADR	627	61,229

Grupo Financiero Banorte SAB de CV, Class O	19,399	122,914

Infraestructura Energetica Nova SAB de CV	9,739	42,563

		226,706

Panama — 0.9%

Copa Holdings SA, Class A (a)	662	55,149

Peru — 1.2%

Credicorp Ltd.	303	71,682

Portugal — 1.2%

Jeronimo Martins SGPS SA (a)	4,345	70,759

Russia — 3.2%

Sberbank of Russia PJSC	44,468	155,788

Sberbank of Russia PJSC	10,497	36,775

		192,563

South Africa — 4.1%

Bid Corp. Ltd.	4,954	104,724

Capitec Bank Holdings Ltd. (a)	510	47,615

Mr Price Group Ltd.	2,518	38,159

Sanlam Ltd.	9,956	53,311

		243,809

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — 5.3%

NAVER Corp.	404	41,370

NCSoft Corp.	100	44,814

Samsung Electronics Co. Ltd.	5,778	227,183

		313,367

Spain — 0.4%

Prosegur Cia de Seguridad SA	4,899	25,485

Taiwan — 6.5%

Largan Precision Co. Ltd.	356	53,444

President Chain Store Corp.	5,411	50,485

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6,498	284,744

		388,673

Turkey — 0.2%

Ford Otomotiv Sanayi A/S	1,070	9,459

United States — 1.7%

EPAM Systems, Inc. *	563	101,013

Total Common Stocks (Cost $4,271,749)		5,816,395

	NO. OF WARRANTS (000)
Warrants — 0.3%

United States — 0.3%

Almarai Co.

expiring 7/11/2019, price 1.00 USD * (Cost $19,204)	1,070	16,964

	SHARES (000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (c) (d) (Cost $138,231)	138,189	138,231

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57% (c) (d)	14,004	14,005

INVESTMENTS	SHARES (000)	VALUE ($000)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (c) (d)	9,440	9,440

Total Investment of Cash Collateral from Securities Loaned (Cost $23,445)		23,445

Total Investments — 100.5% (Cost $4,452,629)		5,995,035
Liabilities in Excess of Other Assets — (0.5)%		(32,772)

NET ASSETS — 100.0%		5,962,263

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	19.6%

Insurance	12.0

Internet & Direct Marketing Retail	8.8

Interactive Media & Services	7.5

Semiconductors & Semiconductor Equipment	4.7

Hotels, Restaurants & Leisure	4.6

Thrifts & Mortgage Finance	4.3

Food & Staples Retailing	4.2

Technology Hardware, Storage & Peripherals	3.8

Household Durables	3.7

Beverages	3.6

IT Services	3.4

Diversified Consumer Services	2.5

Food Products	1.6

Capital Markets	1.5

Tobacco	1.2

Multiline Retail	1.1

Textiles, Apparel & Luxury Goods	1.0

Construction Materials	1.0

Machinery	1.0

Others (each less than 1.0%)	6.6

Short-Term Investments	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PT	Limited liability company
SGPS	Holding company
USD	United States Dollar

(a)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $22,871,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 89.7%

Brazil — 7.1%

Ambev SA	370	1,743

Atacadao SA *	104	564

B3 SA — Brasil Bolsa Balcao *	184	1,620

Banco Bradesco SA (Preference) *	250	2,270

Cielo SA	218	430

CVC Brasil Operadora e Agencia de Viagens SA *	39	572

Engie Brasil Energia SA	67	767

Equatorial Energia SA *	50	1,054

Gerdau SA (Preference)	307	1,112

Itau Unibanco Holding SA (Preference)	426	3,685

Kroton Educacional SA	470	1,177

Lojas Renner SA	131	1,550

Petroleo Brasileiro SA (Preference)	498	3,447

Raia Drogasil SA *	66	1,147

Telefonica Brasil SA (Preference)	118	1,398

TIM Participacoes SA, ADR *	63	933

Vale SA, ADR	232	2,969

		26,438

Chile — 0.2%

Cencosud SA	194	368

Cia Cervecerias Unidas SA, ADR	16	436

		804

China — 33.0%

3SBio, Inc.(a)	394	728

51job, Inc., ADR *	10	912

AAC Technologies Holdings, Inc.	66	429

Alibaba Group Holding Ltd., ADR *	96	17,730

ANTA Sports Products Ltd.	163	1,146

Baidu, Inc., ADR *	16	2,588

Bank of China Ltd., Class H	6,691	3,195

Baoshan Iron & Steel Co. Ltd., Class A	616	657

BOE Technology Group Co. Ltd., Class A	691	371

CGN Power Co. Ltd., Class H (a)	2,882	760

China Conch Venture Holdings Ltd.	185	625

China Construction Bank Corp., Class H	7,489	6,602

China Everbright International Ltd.	996	977

China Life Insurance Co. Ltd., Class H	861	2,447

China Longyuan Power Group Corp. Ltd., Class H	1,259	868

China Merchants Bank Co. Ltd., Class H	465	2,299

China Mobile Ltd.	297	2,834

China Oilfield Services Ltd., Class H	708	758

China Overseas Land & Investment Ltd.	530	1,986

China Pacific Insurance Group Co. Ltd., Class H	392	1,607

China Petroleum & Chemical Corp., Class H	2,934	2,255

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Railway Group Ltd., Class H	729	575

China Shenhua Energy Co. Ltd., Class H	564	1,247

China State Construction International Holdings Ltd.	260	270

China Unicom Hong Kong Ltd.	1,188	1,411

China Vanke Co. Ltd., Class H	371	1,434

Chongqing Rural Commercial Bank Co. Ltd., Class H	861	504

CNOOC Ltd.	402	730

Country Garden Holdings Co. Ltd.	1,127	1,816

Country Garden Services Holdings Co. Ltd. *	516	953

CSPC Pharmaceutical Group Ltd.	530	1,023

Ctrip.com International Ltd., ADR *	36	1,582

ENN Energy Holdings Ltd.	111	1,051

Far East Horizon Ltd.	592	657

Focus Media Information Technology Co. Ltd., Class A	292	265

Fosun International Ltd.	331	514

Geely Automobile Holdings Ltd.	793	1,597

Greentown Service Group Co. Ltd. (a)	394	340

Guangdong Haid Group Co. Ltd., Class A	113	513

Hangzhou Robam Appliances Co. Ltd., Class A	159	690

Han’s Laser Technology Industry Group Co. Ltd., Class A	77	447

Industrial & Commercial Bank of China Ltd., Class H	5,763	4,335

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	100	459

JD.com, Inc., ADR *	13	388

Jiangsu Hengrui Medicine Co. Ltd., Class A	103	1,009

Kingdee International Software Group Co. Ltd.	879	1,079

Kweichow Moutai Co. Ltd., Class A	7	969

KWG Group Holdings Ltd.	575	674

Longfor Group Holdings Ltd.	208	767

Luxshare Precision Industry Co. Ltd., Class A	187	727

Midea Group Co. Ltd., Class A	135	1,050

NetEase, Inc., ADR	5	1,528

Nexteer Automotive Group Ltd.	265	416

PetroChina Co. Ltd., Class H	1,508	956

PICC Property & Casualty Co. Ltd., Class H	1,064	1,195

Pinduoduo, Inc., ADR *	29	653

Ping An Bank Co. Ltd., Class A	596	1,228

Ping An Insurance Group Co. of China Ltd., Class H	465	5,623

Postal Savings Bank of China Co. Ltd., Class H (a)	1,991	1,212

SAIC Motor Corp. Ltd., Class A	228	928

Shenzhou International Group Holdings Ltd.	107	1,440

Sinopharm Group Co. Ltd., Class H	313	1,231

Sunny Optical Technology Group Co. Ltd.	119	1,459

Tencent Holdings Ltd.	421	20,760

Wuxi Biologics Cayman, Inc. * (a)	133	1,335

Yum China Holdings, Inc.	46	2,193

		123,007

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Colombia — 0.3%

Bancolombia SA	105	1,282

Czech Republic — 0.4%

Komercni banka A/S	22	822

Moneta Money Bank A/S (a)	187	600

		1,422

Hong Kong — 0.2%

Haier Electronics Group Co. Ltd.	197	563

Hungary — 0.9%

MOL Hungarian Oil & Gas plc	86	995

OTP Bank Nyrt.	36	1,607

Richter Gedeon Nyrt.	39	784

		3,386

Indonesia — 2.4%

Astra International Tbk. PT	2,440	1,306

Bank Central Asia Tbk. PT	1,073	2,168

Bank Rakyat Indonesia Persero Tbk. PT *	6,578	2,022

Hanjaya Mandala Sampoerna Tbk. PT	2,984	734

Telekomunikasi Indonesia Persero Tbk. PT	6,049	1,611

Unilever Indonesia Tbk. PT	216	689

United Tractors Tbk. PT	152	291

		8,821

Malaysia — 1.4%

AirAsia Group Bhd.	643	425

CIMB Group Holdings Bhd.	482	615

IHH Healthcare Bhd	412	554

Petronas Chemicals Group Bhd.	530	1,153

Public Bank Bhd.	305	1,659

Tenaga Nasional Bhd.	292	868

		5,274

Mexico — 3.8%

Alfa SAB de CV, Class A	568	572

America Movil SAB de CV, Series L	3,164	2,348

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	490	822

Cemex SAB de CV, ADR *	77	353

Fomento Economico Mexicano SAB de CV, ADR	21	2,095

Grupo Aeroportuario del Pacifico SAB de CV, Class B	108	1,098

Grupo Aeroportuario del Sureste SAB de CV, Class B	57	936

Grupo Financiero Banorte SAB de CV, Class O	361	2,290

Grupo Mexico SAB de CV, Series B	518	1,522

Wal-Mart de Mexico SAB de CV	759	2,231

		14,267

INVESTMENTS	SHARES (000)	VALUE ($000)

Peru — 0.5%

Credicorp Ltd.	8	1,946

Philippines — 1.1%

Ayala Corp.	34	586

Ayala Land, Inc.	815	767

Bank of the Philippine Islands	198	323

International Container Terminal Services, Inc.	295	717

Jollibee Foods Corp.	117	682

Security Bank Corp.	83	288

Universal Robina Corp.	211	615

		3,978

Poland — 0.9%

CCC SA	12	656

CD Projekt SA *	16	883

Dino Polska SA * (a)	31	1,025

Polski Koncern Naftowy ORLEN SA	36	936

		3,500

Qatar — 0.2%

Qatar National Bank QPSC	14	731

Russia — 4.4%

Alrosa PJSC	729	1,063

Gazprom PJSC, ADR	159	794

LUKOIL PJSC, ADR	43	3,645

Magnitogorsk Iron & Steel Works PJSC	505	346

MMC Norilsk Nickel PJSC, ADR	52	1,164

Mobile TeleSystems PJSC, ADR	121	951

Moscow Exchange MICEX-RTS PJSC	616	869

Novatek PJSC, GDR (a)	6	1,125

Rosneft Oil Co. PJSC, GDR (a)	69	462

Sberbank of Russia PJSC, ADR	245	3,537

Severstal PJSC, GDR (a)	38	619

Tatneft PJSC, ADR	12	819

X5 Retail Group NV, GDR (a)	28	859

		16,253

South Africa — 6.3%

Absa Group Ltd.	112	1,293

AngloGold Ashanti Ltd., ADR	96	1,129

Bid Corp. Ltd.	67	1,406

Capitec Bank Holdings Ltd.	13	1,257

Clicks Group Ltd.	67	917

FirstRand Ltd.	428	2,037

Growthpoint Properties Ltd., REIT	497	865

Mr Price Group Ltd.	78	1,187

MTN Group Ltd.	55	398

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Africa — continued

Naspers Ltd., Class N	29	7,483

Netcare Ltd.	259	436

Pick n Pay Stores Ltd.	143	693

Sanlam Ltd.	208	1,113

Sappi Ltd.	106	506

Shoprite Holdings Ltd.	49	597

SPAR Group Ltd. (The)	62	845

Vodacom Group Ltd.	142	1,149

		23,311

South Korea — 13.0%

BGF retail Co. Ltd.	4	793

CJ Logistics Corp. *	4	542

Daelim Industrial Co. Ltd.	7	610

Hana Financial Group, Inc.	43	1,369

Hankook Tire Co. Ltd.	14	487

HDC Hyundai Development Co-Engineering & Construction, Class E	7	291

Hyundai Glovis Co. Ltd.	4	567

Hyundai Heavy Industries Holdings Co. Ltd.	2	544

Hyundai Mobis Co. Ltd.	8	1,580

Hyundai Motor Co.	16	1,860

Industrial Bank of Korea	60	727

KB Financial Group, Inc.	53	2,084

Kia Motors Corp.	31	1,199

Korea Electric Power Corp.	22	539

KT&G Corp.	17	1,443

LG Chem Ltd.	4	1,336

Lotte Chemical Corp.	5	1,056

Mando Corp.	20	563

NAVER Corp.	17	1,764

NCSoft Corp.	4	1,642

POSCO	9	1,871

Samsung Electronics Co. Ltd.	407	16,016

Samsung Fire & Marine Insurance Co. Ltd.	4	1,139

Samsung SDI Co. Ltd.	9	1,766

Shinhan Financial Group Co. Ltd.	50	1,886

SK Holdings Co. Ltd.	5	1,078

SK Hynix, Inc.	28	1,897

SK Innovation Co. Ltd.	4	601

S-Oil Corp.	14	1,080

Woori Financial Group, Inc.	1	10

		48,340

Taiwan — 10.7%

Advantech Co. Ltd.	51	413

INVESTMENTS	SHARES (000)	VALUE ($000)

Taiwan — continued

Asustek Computer, Inc.	132	1,009

Catcher Technology Co. Ltd.	166	1,316

Chailease Holding Co. Ltd.	288	1,228

Chicony Electronics Co. Ltd.	132	325

China Life Insurance Co. Ltd.	1,059	882

CTBC Financial Holding Co. Ltd.	2,519	1,726

Delta Electronics, Inc.	333	1,758

E.Sun Financial Holding Co. Ltd.	1,920	1,577

Far EasTone Telecommunications Co. Ltd.	258	633

Formosa Chemicals & Fibre Corp.	265	954

Formosa Plastics Corp.	532	1,931

Fubon Financial Holding Co. Ltd.	929	1,373

Globalwafers Co. Ltd.	67	734

Hon Hai Precision Industry Co. Ltd.	463	1,304

Inventec Corp.	1,109	891

Largan Precision Co. Ltd.	10	1,501

Mega Financial Holding Co. Ltd.	793	761

Quanta Computer, Inc.	532	1,020

Taiwan Mobile Co. Ltd.	183	669

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	348	15,246

Uni-President Enterprises Corp.	396	941

Vanguard International Semiconductor Corp.	396	880

Yuanta Financial Holding Co. Ltd.	1,564	907

		39,979

Thailand — 2.2%

Kasikornbank PCL	272	1,623

Minor International PCL	775	911

PTT Exploration & Production PCL	126	526

PTT PCL	1,302	1,988

Siam Cement PCL (The) (Registered)	86	1,240

Siam Commercial Bank PCL (The)	279	1,133

Thai Oil PCL	436	945

		8,366

Turkey — 0.4%

BIM Birlesik Magazalar A/S	21	297

Ford Otomotiv Sanayi A/S	40	350

Tofas Turk Otomobil Fabrikasi A/S	128	385

Turkcell Iletisim Hizmetleri A/S	206	432

		1,464

United Arab Emirates — 0.2%

DP World plc	28	559

United Kingdom — 0.1%

Mondi Ltd.	15	335

Total Common Stocks (Cost $321,640)		334,026

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange Traded Funds — 9.4%

United States

iShares MSCI India ETF (Cost $31,948)	985	34,994

	NO. OF WARRANTS (000)
Warrants — 0.0%

Thailand — 0.0%

Minor International PCL expiring 12/31/2021, price 1.00 THB * (Cost $—)	39	—

	SHARES (000)
Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (b) (c) (Cost $2,387)	2,386	2,387

Total Investments — 99.8% (Cost $355,975)		371,407
Other Assets Less Liabilities — 0.2%		905

NET ASSETS — 100.0%		372,312

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	16.6%

Mutual Funds	9.4

Internet & Direct Marketing Retail	7.5

Interactive Media & Services	6.8

Oil, Gas & Consumable Fuels	6.1

Technology Hardware, Storage & Peripherals	5.7

Semiconductors & Semiconductor Equipment	5.0

Insurance	4.1

Metals & Mining	3.4

Food & Staples Retailing	3.2

Wireless Telecommunication Services	2.8

Electronic Equipment, Instruments & Components	2.3

Automobiles	2.1

Real Estate Management & Development	2.0

Chemicals	1.7

Beverages	1.4

Diversified Financial Services	1.2

Diversified Telecommunication Services	1.2

Hotels, Restaurants & Leisure	1.2

Entertainment	1.1

Others (each less than 1.0%)	14.6

Short-Term Investments	0.6

Abbreviations

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PJSC	Public Joint Stock Company
PT	Limited liability company
REIT	Real Estate Investment Trust
THB	Thai Baht

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

MSCI Emerging Markets E-Mini Index	35	06/2019	USD	1,889	41

Abbreviations

MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Australia — 3.9%

BHP Group plc	358	8,446

Rio Tinto plc	248	14,449

		22,895

Belgium — 1.9%

KBC Group NV	147	10,917

Denmark — 1.3%

Royal Unibrew A/S	108	7,746

Finland — 3.2%

Neste OYJ (a)	452	14,953

UPM-Kymmene OYJ	140	3,954

		18,907

France — 16.7%

Air France-KLM *	687	7,928

Airbus SE (a)	78	10,717

Capgemini SE	55	6,662

Casino Guichard Perrachon SA (a)	16	653

Cie Generale des Etablissements Michelin SCA	62	8,063

Eiffage SA	77	8,010

Faurecia SA	110	5,575

Kering SA (a)	29	17,127

LVMH Moet Hennessy Louis Vuitton SE (a)	13	5,078

Peugeot SA (a)	280	7,342

Safran SA	69	10,091

TOTAL SA	186	10,348

		97,594

Germany — 9.1%

Allianz SE (Registered)	83	19,994

Deutsche Telekom AG (Registered)	664	11,121

Hannover Rueck SE	37	5,580

MTU Aero Engines AG	32	7,646

Volkswagen AG (Preference)	49	8,539

		52,880

Italy — 5.4%

Enel SpA	2,323	14,713

Eni SpA	695	11,841

Poste Italiane SpA (b)	479	5,123

		31,677

Netherlands — 8.3%

ABN AMRO Group NV, CVA (a) (b)	335	7,896

Adyen NV * (b)	10	7,826

ASML Holding NV (a)	25	5,304

ASR Nederland NV	180	8,007

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

ING Groep NV	504	6,425

Koninklijke Ahold Delhaize NV	268	6,453

NN Group NV	145	6,346

		48,257

Norway — 1.2%

DNB ASA *	375	7,202

South Africa — 1.4%

Anglo American plc	308	7,982

Spain — 5.8%

ACS Actividades de Construccion y Servicios SA	261	12,013

Repsol SA	791	13,422

Telefonica SA	1,027	8,563

		33,998

Sweden — 3.1%

Evolution Gaming Group AB (b)	27	2,771

Telefonaktiebolaget LM Ericsson, Class B	1,021	10,102

Volvo AB, Class B	317	5,076

		17,949

Switzerland — 19.7%

Alcon, Inc. *	59	3,424

Logitech International SA (Registered)	152	5,956

Nestle SA (Registered)	310	29,828

Novartis AG (Registered)	297	24,360

Roche Holding AG	102	26,917

Swisscom AG (Registered) (a)	20	9,229

Zurich Insurance Group AG	47	15,088

		114,802

United Kingdom — 15.4%

Ashtead Group plc	249	6,918

BP plc	1,431	10,405

BT Group plc	2,071	6,181

Diageo plc	260	10,972

Fevertree Drinks plc	88	3,602

GlaxoSmithKline plc	831	17,063

HSBC Holdings plc	653	5,692

Imperial Brands plc	268	8,539

Linde plc	46	8,346

Micro Focus International plc	146	3,713

Persimmon plc	135	3,942

Taylor Wimpey plc	1,873	4,442

		89,815

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — 1.0%

Burford Capital Ltd.	259	5,532

Total Common Stocks (Cost $535,172)		568,153

Short-Term Investments — 1.0%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (c) (d) (Cost $5,721)	5,720	5,721

Investment of Cash Collateral from Securities Loaned — 10.3%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57% (c) (d)	45,995	46,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (c) (d)	14,001	14,001

Total Investment of Cash Collateral from Securities Loaned (Cost $60,001)		60,001

Total Investments — 108.7% (Cost $600,894)		633,875
Liabilities in Excess of Other Assets — (8.7)%		(50,649)

NET ASSETS — 100.0%		583,226

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	10.8%

Oil, Gas & Consumable Fuels	9.6

Insurance	9.5

Investment of cash collateral from securities loaned	9.5

Banks	6.0

Diversified Telecommunication Services	5.5

Metals & Mining	4.9

Food Products	4.7

Aerospace & Defense	4.5

Beverages	3.5

Textiles, Apparel & Luxury Goods	3.5

Construction & Engineering	3.2

Automobiles	2.5

Electric Utilities	2.3

IT Services	2.3

Auto Components	2.2

INDUSTRY	PERCENTAGE

Communications Equipment	1.6%

Tobacco	1.3

Household Durables	1.3

Chemicals	1.3

Airlines	1.3

Food & Staples Retailing	1.1

Trading Companies & Distributors	1.1

Others (each less than 1.0%)	5.6

Short-Term Investments	0.9

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SCA	Limited partnership with share capital

(a)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $50,821,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Argentina — 0.0% (a)

MercadoLibre, Inc. *	4	2,160

Australia — 3.0%

AGL Energy Ltd.	63	981

Alumina Ltd.	647	1,024

Amcor Ltd.	182	2,054

AMP Ltd.	342	549

APA Group	176	1,194

Aristocrat Leisure Ltd.	42	781

ASX Ltd.	16	856

Aurizon Holdings Ltd.	388	1,301

Australia & New Zealand Banking Group Ltd.	379	7,269

Bendigo & Adelaide Bank Ltd.	64	462

BHP Group Ltd.	384	10,174

BHP Group plc	213	5,017

Boral Ltd.	161	550

Brambles Ltd.	184	1,568

Caltex Australia Ltd.	45	856

Challenger Ltd.	72	415

Coca-Cola Amatil Ltd.	138	856

Cochlear Ltd.	11	1,404

Coles Group Ltd. *	130	1,152

Commonwealth Bank of Australia	202	10,617

Computershare Ltd.	102	1,284

Crown Resorts Ltd.	10	95

CSL Ltd.	54	7,591

Dexus, REIT	156	1,374

Fortescue Metals Group Ltd.	139	702

Goodman Group, REIT	292	2,713

GPT Group (The), REIT	134	544

Incitec Pivot Ltd.	204	484

Insurance Australia Group Ltd.	245	1,362

Lendlease Group	70	652

Macquarie Group Ltd.	41	3,923

Medibank Pvt Ltd.	330	664

Mirvac Group, REIT	940	1,882

National Australia Bank Ltd.	334	5,962

Newcrest Mining Ltd.	86	1,514

Oil Search Ltd.	195	1,070

Orica Ltd.	75	979

Origin Energy Ltd.	182	948

QBE Insurance Group Ltd.	214	1,950

Ramsay Health Care Ltd. (b)	22	1,018

REA Group Ltd.	14	798

Rio Tinto Ltd.	60	4,053

INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued

Rio Tinto plc	220	12,851

Santos Ltd.	215	1,086

Scentre Group, REIT	976	2,631

SEEK Ltd.	6	80

Sonic Healthcare Ltd.	36	656

South32 Ltd.	786	1,857

Stockland, REIT	371	987

Suncorp Group Ltd.	206	1,928

Sydney Airport	208	1,117

Tabcorp Holdings Ltd.	295	995

Telstra Corp. Ltd.	522	1,242

TPG Telecom Ltd.	118	563

Transurban Group	298	2,822

Treasury Wine Estates Ltd.	74	901

Vicinity Centres, REIT	510	915

Wesfarmers Ltd.	130	3,290

Westpac Banking Corp.	389	7,552

Woodside Petroleum Ltd.	85	2,131

Woolworths Group Ltd.	180	4,032

		138,278

Austria — 0.1%

Erste Group Bank AG *	170	6,804

Belgium — 0.3%

Anheuser-Busch InBev SA/NV	59	5,250

KBC Group NV	85	6,293

		11,543

Canada — 3.5%

Agnico Eagle Mines Ltd.	30	1,248

Alimentation Couche-Tard, Inc., Class B	60	3,557

ARC Resources Ltd. (b)	51	327

Bank of Montreal	90	7,085

Bank of Nova Scotia (The)	162	8,938

Barrick Gold Corp.	159	2,027

BCE, Inc.	22	990

Brookfield Asset Management, Inc., Class A	128	6,163

Canadian Imperial Bank of Commerce	57	4,777

Canadian National Railway Co.	109	10,095

Canadian Natural Resources Ltd.	156	4,697

Canadian Pacific Railway Ltd.	21	4,661

Canadian Tire Corp. Ltd., Class A (b)	10	1,095

Cenovus Energy, Inc.	121	1,199

CGI, Inc. *	32	2,282

Constellation Software, Inc.	3	2,405

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Canada — continued

Dollarama, Inc.	50	1,498

Enbridge, Inc.	112	4,149

Encana Corp.	122	847

Fairfax Financial Holdings Ltd.	3	1,526

Fortis, Inc.	40	1,477

Franco-Nevada Corp.	25	1,766

George Weston Ltd.	4	326

Gildan Activewear, Inc.	35	1,276

Great-West Lifeco, Inc.	42	1,052

Imperial Oil Ltd.	42	1,233

Intact Financial Corp.	19	1,534

Inter Pipeline Ltd. (b)	51	830

Kinross Gold Corp. *	179	569

Loblaw Cos. Ltd. (b)	32	1,587

Magna International, Inc.	57	3,167

Manulife Financial Corp.	281	5,180

Metro, Inc.	36	1,308

National Bank of Canada (b)	48	2,266

Nutrien Ltd.	95	5,126

Open Text Corp.	36	1,398

Pembina Pipeline Corp.	54	1,931

Power Corp. of Canada	54	1,228

Power Financial Corp.	38	895

Restaurant Brands International, Inc.	31	2,045

Rogers Communications, Inc., Class B	52	2,604

Royal Bank of Canada	194	15,491

Saputo, Inc.	37	1,251

Shaw Communications, Inc., Class B	58	1,179

SNC-Lavalin Group, Inc.	22	558

Sun Life Financial, Inc.	88	3,653

Suncor Energy, Inc.	222	7,307

Teck Resources Ltd., Class B	77	1,818

Thomson Reuters Corp.	49	3,036

Toronto-Dominion Bank (The)	245	13,978

TransCanada Corp.	101	4,830

Wheaton Precious Metals Corp.	60	1,291

		162,756

China — 0.1%

BOC Hong Kong Holdings Ltd.	538	2,409

Yangzijiang Shipbuilding Holdings Ltd.	347	401

		2,810

Denmark — 0.5%

Carlsberg A/S, Class B	30	3,900

Chr Hansen Holding A/S	34	3,470

INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued

Novo Nordisk A/S, Class B	276	13,503

Novozymes A/S, Class B	93	4,322

		25,195

Finland — 0.5%

Elisa OYJ	114	4,855

Nokia OYJ	592	3,112

Nordea Bank Abp	812	6,392

UPM-Kymmene OYJ	212	5,996

Wartsila OYJ Abp	285	4,571

		24,926

France — 4.1%

Accor SA	123	5,179

Air Liquide SA	66	8,802

Airbus SE	95	13,043

Alstom SA	108	4,749

Arkema SA	53	5,407

AXA SA (b)	278	7,404

BioMerieux	51	4,053

BNP Paribas SA	208	11,066

Capgemini SE	43	5,255

Eiffage SA	47	4,925

Kering SA (b)	10	5,625

L’Oreal SA (b)	20	5,614

LVMH Moet Hennessy Louis Vuitton SE	44	17,225

Orange SA	420	6,562

Pernod Ricard SA	41	7,164

Renault SA	112	7,658

Sanofi	95	8,276

Schneider Electric SE (b)	149	12,607

Thales SA	57	6,789

TOTAL SA	340	18,910

Valeo SA	138	5,013

Vinci SA	127	12,792

Vivendi SA	123	3,584

		187,702

Germany — 2.8%

adidas AG	38	9,844

Allianz SE (Registered)	61	14,710

BASF SE	47	3,860

Bayer AG (Registered)	80	5,332

Daimler AG (Registered) *	73	4,800

Deutsche Post AG (Registered) *	254	8,821

Deutsche Telekom AG (Registered)	494	8,272

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Germany — continued

Fresenius SE & Co. KGaA	126	7,176

Infineon Technologies AG	329	7,810

Merck KGaA	43	4,577

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) *	34	8,502

RWE AG *	235	6,021

SAP SE	124	15,955

Siemens AG (Registered)	98	11,722

Volkswagen AG (Preference)	57	9,922

		127,324

Hong Kong — 1.3%

AIA Group Ltd.	1,442	14,761

ASM Pacific Technology Ltd.	50	581

Bank of East Asia Ltd. (The)	41	129

CK Asset Holdings Ltd.	255	2,049

CK Hutchison Holdings Ltd.	385	4,046

CK Infrastructure Holdings Ltd.	127	1,030

CLP Holdings Ltd.	265	3,008

Hang Lung Properties Ltd.	59	139

Hang Seng Bank Ltd.	120	3,161

Henderson Land Development Co. Ltd.	234	1,442

HKT Trust & HKT Ltd.	414	642

Hong Kong & China Gas Co. Ltd.	1,278	3,051

Hong Kong Exchanges & Clearing Ltd.	132	4,568

Hongkong Land Holdings Ltd.	140	976

Jardine Matheson Holdings Ltd.	14	915

Kerry Properties Ltd.	198	845

Link REIT, REIT	257	2,997

MTR Corp. Ltd.	150	894

New World Development Co. Ltd.	457	757

NWS Holdings Ltd.	305	634

Power Assets Holdings Ltd.	161	1,120

Sino Land Co. Ltd.	676	1,189

Sun Hung Kai Properties Ltd.	210	3,616

Swire Pacific Ltd., Class A	118	1,494

Techtronic Industries Co. Ltd.	83	601

WH Group Ltd. (c)	773	914

Wharf Holdings Ltd. (The)	259	744

Wharf Real Estate Investment Co. Ltd.	210	1,609

Wheelock & Co. Ltd.	194	1,383

Yue Yuen Industrial Holdings Ltd.	186	599

		59,894

Ireland — 0.5%

CRH plc	233	7,829

James Hardie Industries plc, CHDI	77	1,049

INVESTMENTS	SHARES (000)		VALUE ($000)

Ireland — continued

Kerry Group plc, Class A	53		5,976

Kingspan Group plc	108		5,656

Ryanair Holdings plc, ADR *	50		3,853

			24,363

Israel — 0.1%

Teva Pharmaceutical Industries Ltd., ADR *	155		2,355

Italy — 0.7%

Davide Campari-Milano SpA	481		4,851

Enel SpA	1,913		12,114

Intesa Sanpaolo SpA	832		2,179

Snam SpA	789		4,015

UniCredit SpA	482		6,677

			29,836

Japan — 8.0%

AEON Financial Service Co. Ltd.	26		544

AGC, Inc.	40		1,361

Ajinomoto Co., Inc.	98		1,579

Alfresa Holdings Corp.	25		706

Amada Holdings Co. Ltd.	131		1,473

Asahi Group Holdings Ltd.	81		3,523

Asahi Kasei Corp.	81		836

Astellas Pharma, Inc.	147		1,996

Bandai Namco Holdings, Inc.	66		3,155

Bridgestone Corp.	109		4,324

Canon, Inc.	93		2,592

Central Japan Railway Co.	13		2,710

Chubu Electric Power Co., Inc.	120		1,748

Chugai Pharmaceutical Co. Ltd.	19		1,211

Concordia Financial Group Ltd.	347		1,354

Dai Nippon Printing Co. Ltd.	29		681

Daicel Corp.	174		1,946

Dai-ichi Life Holdings, Inc.	95		1,376

Daiichi Sankyo Co. Ltd.	105		5,167

Daikin Industries Ltd.	43		5,449

Daito Trust Construction Co. Ltd.	10		1,393

Daiwa House Industry Co. Ltd.	109		3,044

Daiwa House REIT Investment Corp., REIT	—	(d)	636

Denso Corp.	29		1,250

Dentsu, Inc.	8		336

East Japan Railway Co.	52		4,938

Eisai Co. Ltd.	27		1,578

Electric Power Development Co. Ltd.	91		2,104

FANUC Corp.	16		2,987

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Japan — continued

Fast Retailing Co. Ltd.	7		4,166

FUJIFILM Holdings Corp.	71		3,326

Fujitsu Ltd.	7		485

Hakuhodo DY Holdings, Inc.	47		786

Hankyu Hanshin Holdings, Inc.	19		699

Hino Motors Ltd.	110		1,038

Hisamitsu Pharmaceutical Co., Inc.	7		315

Hitachi High-Technologies Corp.	32		1,426

Hitachi Ltd.	168		5,584

Honda Motor Co. Ltd.	239		6,674

Hoya Corp.	24		1,681

Inpex Corp.	41		394

ITOCHU Corp.	244		4,403

J Front Retailing Co. Ltd.	136		1,663

Japan Airlines Co. Ltd.	63		2,058

Japan Exchange Group, Inc.	83		1,349

Japan Post Holdings Co. Ltd., ADR	55		618

Japan Prime Realty Investment Corp., REIT	—	(d)	668

Japan Real Estate Investment Corp., REIT	—	(d)	704

Japan Retail Fund Investment Corp., REIT	—	(d)	845

Japan Tobacco, Inc.	120		2,778

JFE Holdings, Inc.	58		995

JTEKT Corp.	46		595

JXTG Holdings, Inc.	608		2,960

Kao Corp.	81		6,261

Kawasaki Heavy Industries Ltd.	70		1,642

KDDI Corp.	158		3,644

Keikyu Corp.	34		572

Keyence Corp.	13		7,935

Kikkoman Corp.	7		345

Kintetsu Group Holdings Co. Ltd.	16		702

Kirin Holdings Co. Ltd.	100		2,266

Komatsu Ltd.	121		3,123

Kose Corp.	5		899

Kubota Corp.	37		559

Kyocera Corp.	19		1,209

Kyowa Hakko Kirin Co. Ltd.	102		1,975

M3, Inc.	77		1,371

Marui Group Co. Ltd.	99		2,022

Mazda Motor Corp.	68		804

Mebuki Financial Group, Inc.	448		1,143

MEIJI Holdings Co. Ltd.	7		583

MINEBEA MITSUMI, Inc.	68		1,218

Mitsubishi Corp.	207		5,705

Mitsubishi Electric Corp.	304		4,353

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Mitsubishi Estate Co. Ltd.	240		4,063

Mitsubishi Tanabe Pharma Corp.	25		320

Mitsubishi UFJ Financial Group, Inc.	1,531		7,598

Mitsui & Co. Ltd.	214		3,455

Mitsui Chemicals, Inc.	81		1,986

Mitsui Fudosan Co. Ltd.	123		2,851

Mizuho Financial Group, Inc.	1,539		2,404

MS&AD Insurance Group Holdings, Inc.	46		1,417

Murata Manufacturing Co. Ltd.	86		4,308

Nexon Co. Ltd. *	68		974

NGK Spark Plug Co. Ltd.	69		1,351

Nidec Corp.	36		5,099

Nintendo Co. Ltd.	16		5,476

Nippon Building Fund, Inc., REIT	—	(d)	818

Nippon Prologis REIT, Inc., REIT	—	(d)	552

Nippon Steel Corp.	121		2,171

Nippon Telegraph & Telephone Corp.	122		5,089

Nippon Yusen KK	57		974

Nissan Motor Co. Ltd.	256		2,054

Nitori Holdings Co. Ltd.	13		1,503

Nitto Denko Corp.	38		2,044

Nomura Holdings, Inc.	274		1,039

Nomura Real Estate Master Fund, Inc., REIT	—	(d)	661

Nomura Research Institute Ltd.	55		2,687

NSK Ltd.	67		696

NTT DOCOMO, Inc.	206		4,467

Obayashi Corp.	190		1,871

Obic Co. Ltd.	6		673

Oji Holdings Corp.	118		709

Olympus Corp.	140		1,576

Ono Pharmaceutical Co. Ltd.	64		1,210

Oriental Land Co. Ltd.	13		1,405

ORIX Corp.	246		3,486

Otsuka Corp.	63		2,462

Otsuka Holdings Co. Ltd.	82		2,942

Panasonic Corp.	399		3,678

Persol Holdings Co. Ltd.	102		1,921

Rakuten, Inc.	51		566

Recruit Holdings Co. Ltd.	120		3,620

Renesas Electronics Corp. *	222		1,187

Resona Holdings, Inc.	173		733

Ricoh Co. Ltd.	35		354

Rohm Co. Ltd.	23		1,659

Ryohin Keikaku Co. Ltd.	6		1,068

Santen Pharmaceutical Co. Ltd.	52		791

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

SBI Holdings, Inc.	33	710

Secom Co. Ltd.	8	707

Seibu Holdings, Inc.	126	2,051

Seiko Epson Corp.	63	1,010

Sekisui House Ltd.	83	1,341

Seven & i Holdings Co. Ltd.	124	4,288

Shimano, Inc.	7	1,058

Shimizu Corp.	75	644

Shin-Etsu Chemical Co. Ltd.	56	5,305

Shinsei Bank Ltd.	66	922

Shionogi & Co. Ltd.	14	818

Shiseido Co. Ltd.	54	4,255

Showa Denko KK	18	628

SMC Corp.	7	3,007

SoftBank Group Corp.	88	9,288

Sompo Holdings, Inc.	24	895

Sony Corp.	159	8,004

Stanley Electric Co. Ltd.	23	626

Subaru Corp.	14	336

SUMCO Corp.	50	665

Sumitomo Chemical Co. Ltd.	134	671

Sumitomo Electric Industries Ltd.	104	1,382

Sumitomo Metal Mining Co. Ltd.	43	1,346

Sumitomo Mitsui Financial Group, Inc.	188	6,826

Sumitomo Mitsui Trust Holdings, Inc.	60	2,087

Sumitomo Realty & Development Co. Ltd.	19	702

Suntory Beverage & Food Ltd.	15	654

Suzuken Co. Ltd.	25	1,453

Suzuki Motor Corp.	70	3,208

T&D Holdings, Inc.	151	1,632

Takeda Pharmaceutical Co. Ltd.	160	5,886

TDK Corp.	9	806

Terumo Corp.	10	296

THK Co. Ltd.	31	814

Tohoku Electric Power Co., Inc.	84	960

Tokio Marine Holdings, Inc.	107	5,406

Tokyo Electric Power Co. Holdings, Inc. *	83	468

Tokyo Electron Ltd.	9	1,381

Tokyo Gas Co. Ltd.	71	1,796

Tokyu Corp.	162	2,650

Tokyu Fudosan Holdings Corp.	162	916

Toppan Printing Co. Ltd.	33	531

Toray Industries, Inc.	350	2,392

Toshiba Corp.	58	1,926

Toyota Industries Corp.	10	578

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Toyota Motor Corp.	276		17,056

Toyota Tsusho Corp.	23		767

Unicharm Corp.	20		663

United Urban Investment Corp., REIT	—	(d)	631

Yahoo Japan Corp.	165		439

Yakult Honsha Co. Ltd.	7		505

Yamato Holdings Co. Ltd.	46		991

Yaskawa Electric Corp.	21		793

ZOZO, Inc.	19		339

			370,015

Luxembourg — 0.1%

Eurofins Scientific SE (b)	8		3,755

Macau — 0.1%

Galaxy Entertainment Group Ltd.	322		2,411

Sands China Ltd.	378		2,083

Wynn Macau Ltd.	235		677

			5,171

Netherlands — 2.0%

Akzo Nobel NV (b)	77		6,506

ASML Holding NV (b)	64		13,301

Heineken NV (b)	50		5,448

ING Groep NV	771		9,841

Koninklijke Ahold Delhaize NV	207		4,997

Koninklijke Philips NV	123		5,290

NN Group NV	129		5,647

NXP Semiconductors NV	42		4,488

Royal Dutch Shell plc, Class A	623		19,855

Royal Dutch Shell plc, Class B	315		10,161

Wolters Kluwer NV	96		6,682

			92,216

New Zealand — 0.1%

Auckland International Airport Ltd.	199		1,059

Fletcher Building Ltd.	178		612

Ryman Healthcare Ltd.	88		715

Spark New Zealand Ltd.	381		934

			3,320

Norway — 0.1%

Telenor ASA (b)	324		6,505

Singapore — 0.5%

Ascendas, REIT	447		988

CapitaLand Ltd.	498		1,295

CapitaLand Mall Trust, REIT	334		595

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Singapore — continued

ComfortDelGro Corp. Ltd.	290	574

DBS Group Holdings Ltd.	269	5,590

Genting Singapore Ltd.	650	471

Jardine Cycle & Carriage Ltd.	14	369

Keppel Corp. Ltd.	246	1,226

Oversea-Chinese Banking Corp. Ltd.	466	4,152

Singapore Exchange Ltd.	67	363

Singapore Press Holdings Ltd.	153	283

Singapore Telecommunications Ltd.	961	2,241

United Overseas Bank Ltd.	149	3,053

Wilmar International Ltd.	446	1,194

		22,394

Spain — 1.0%

Amadeus IT Group SA	98	7,799

Banco Bilbao Vizcaya Argentaria SA (b)	501	3,048

Banco Santander SA (b)	1,620	8,212

Endesa SA	235	5,869

Iberdrola SA	1,456	13,228

Industria de Diseno Textil SA	70	2,124

Repsol SA	208	3,525

Telefonica SA	352	2,933

		46,738

Sweden — 0.5%

Lundin Petroleum AB	153	4,976

Sandvik AB	291	5,385

SKF AB, Class B (b)	227	4,210

Svenska Handelsbanken AB, Class A	295	3,217

Volvo AB, Class B	213	3,406

		21,194

Switzerland — 2.7%

ABB Ltd. (Registered) *	159	3,264

Alcon, Inc. *	58	3,319

Cie Financiere Richemont SA (Registered)	61	4,477

Credit Suisse Group AG (Registered) *	628	8,345

Glencore plc *	2,232	8,855

Lonza Group AG (Registered) *	23	7,175

Nestle SA (Registered)	364	35,055

Novartis AG (Registered)	288	23,614

Roche Holding AG	92	24,271

UBS Group AG (Registered) *	322	4,315

Zurich Insurance Group AG	9	2,871

		125,561

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — 5.0%

3i Group plc	494	6,910

AstraZeneca plc	93	6,906

Barclays plc	1,419	3,045

Beazley plc	531	4,001

BP plc	2,145	15,598

British American Tobacco plc	162	6,342

Burberry Group plc	235	6,182

Compass Group plc	154	3,494

DCC plc	39	3,466

Diageo plc	388	16,363

Fiat Chrysler Automobiles NV	126	1,943

GlaxoSmithKline plc	402	8,253

HSBC Holdings plc	1,810	15,770

Imperial Brands plc	229	7,299

InterContinental Hotels Group plc	93	6,007

Intertek Group plc	73	5,113

Johnson Matthey plc	91	3,949

Liberty Global plc, Class A *	8	219

Liberty Global plc, Class C *	44	1,161

Linde plc	60	10,876

Lloyds Banking Group plc	6,197	5,068

London Stock Exchange Group plc	94	6,143

Prudential plc	604	13,722

Reckitt Benckiser Group plc	57	4,594

RELX plc	335	7,692

Rolls-Royce Holdings plc *	161	1,930

SSE plc	325	4,856

St James’s Place plc	284	4,173

Standard Chartered plc	858	7,847

Taylor Wimpey plc	2,728	6,468

Tesco plc	2,599	8,481

Unilever NV, CVA (b)	297	17,972

Unilever plc	94	5,698

Vodafone Group plc	2,269	4,208

		231,749

United States — 62.0%

3M Co.	10	1,801

Abbott Laboratories	68	5,402

AbbVie, Inc.	82	6,478

Accenture plc, Class A	73	13,387

Adobe, Inc. *	52	14,990

Advance Auto Parts, Inc.	31	5,236

AES Corp.	76	1,300

Akamai Technologies, Inc. *	11	911

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Alexion Pharmaceuticals, Inc. *	68	9,293

Alleghany Corp. *	1	493

Allergan plc	49	7,265

Alliance Data Systems Corp.	23	3,603

Allstate Corp. (The)	73	7,259

Alphabet, Inc., Class A *	34	41,297

Alphabet, Inc., Class C *	42	50,226

Altice USA, Inc., Class A	174	4,092

Altria Group, Inc.	203	11,012

Amazon.com, Inc. *	49	94,145

American Electric Power Co., Inc.	170	14,524

American Express Co.	143	16,762

American Financial Group, Inc.	10	1,070

American International Group, Inc.	242	11,515

American Tower Corp., REIT	7	1,391

Amgen, Inc.	27	4,888

Analog Devices, Inc.	165	19,229

Anthem, Inc.	56	14,769

Apple, Inc.	542	108,718

Aramark	29	891

Arch Capital Group Ltd. *	17	562

Arrow Electronics, Inc. *	10	877

AT&T, Inc.	358	11,096

Automatic Data Processing, Inc.	132	21,664

AutoZone, Inc. *	12	11,921

AvalonBay Communities, Inc., REIT	45	9,000

Avery Dennison Corp.	58	6,415

Bank of America Corp.	1,485	45,412

Bank of New York Mellon Corp. (The)	289	14,344

BB&T Corp. (b)	87	4,437

Becton Dickinson and Co.	48	11,523

Berkshire Hathaway, Inc., Class B *	140	30,238

Best Buy Co., Inc.	157	11,695

Biogen, Inc. *	34	7,808

BioMarin Pharmaceutical, Inc. *	18	1,529

BlackRock, Inc.	18	8,729

Boeing Co. (The)	42	16,009

Booking Holdings, Inc. *	5	8,349

BorgWarner, Inc.	94	3,921

Boston Properties, Inc., REIT	23	3,133

Boston Scientific Corp. *	484	17,971

Bristol-Myers Squibb Co.	57	2,658

Broadcom, Inc.	62	19,786

Camden Property Trust, REIT	8	818

Capital One Financial Corp.	98	9,098

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Carnival plc	79	4,212

Caterpillar, Inc.	64	8,956

CBRE Group, Inc., Class A *	38	2,001

CDK Global, Inc.	15	913

CDW Corp.	17	1,756

Celanese Corp.	95	10,239

Celgene Corp. *	102	9,682

Charles Schwab Corp. (The)	218	10,000

Charter Communications, Inc., Class A *	52	19,258

Cheniere Energy, Inc. *	12	788

Chevron Corp.	202	24,221

Chubb Ltd.	39	5,592

Cigna Corp.	91	14,503

Cisco Systems, Inc.	257	14,369

Citigroup, Inc.	480	33,959

Citizens Financial Group, Inc.	209	7,559

CME Group, Inc.	9	1,557

Coca-Cola Co. (The)	743	36,441

Comcast Corp., Class A	683	29,745

CommScope Holding Co., Inc. *	21	511

Concho Resources, Inc.	73	8,439

Constellation Brands, Inc., Class A	7	1,403

Cooper Cos., Inc. (The)	5	1,328

Crown Holdings, Inc. *	60	3,513

CSX Corp.	19	1,521

Cummins, Inc.	68	11,349

CVS Health Corp.	115	6,274

Danaher Corp.	69	9,091

Darden Restaurants, Inc.	12	1,409

DaVita, Inc. *	61	3,382

Deere & Co.	84	13,909

Dell Technologies, Inc., Class C *	16	1,062

Delta Air Lines, Inc.	161	9,409

DexCom, Inc. *	4	459

Diamondback Energy, Inc.	93	9,886

Digital Realty Trust, Inc., REIT	33	3,856

Discovery, Inc., Class A *(b)	180	5,558

Discovery, Inc., Class C *	216	6,203

DISH Network Corp., Class A *	25	878

Dollar General Corp.	51	6,421

Dow, Inc. *	123	6,962

DowDuPont, Inc.	368	14,156

Duke Realty Corp., REIT	44	1,366

DXC Technology Co.	30	1,997

E*TRADE Financial Corp.	28	1,394

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

East West Bancorp, Inc.	17	850

Eastman Chemical Co.	128	10,124

Eaton Corp. plc	189	15,685

Edison International	144	9,210

Elanco Animal Health, Inc. *	19	600

Electronic Arts, Inc. *	105	9,915

Eli Lilly & Co.	169	19,821

Emerson Electric Co.	76	5,369

EOG Resources, Inc.	196	18,806

Equinix, Inc., REIT	9	3,946

Equity Residential, REIT	90	6,908

Essex Property Trust, Inc., REIT	12	3,286

Estee Lauder Cos., Inc. (The), Class A	9	1,475

Everest Re Group Ltd.	5	1,207

Exelon Corp.	318	16,200

Expedia Group, Inc.	85	11,007

Exxon Mobil Corp.	294	23,569

F5 Networks, Inc. *	6	961

Facebook, Inc., Class A *	201	38,959

Federal Realty Investment Trust, REIT	49	6,577

Ferguson plc	98	6,983

Fidelity National Financial, Inc.	13	515

Fidelity National Information Services, Inc.	56	6,547

First Data Corp., Class A *	145	3,748

FirstEnergy Corp.	118	4,968

Flex Ltd. *	29	319

Ford Motor Co.	470	4,908

Fortinet, Inc. *	16	1,512

Freeport-McMoRan, Inc.	153	1,878

General Dynamics Corp.	94	16,757

General Motors Co.	72	2,800

Gilead Sciences, Inc.	129	8,371

H&R Block, Inc.	22	599

Hartford Financial Services Group, Inc. (The)	207	10,825

HD Supply Holdings, Inc. *	117	5,324

Hewlett Packard Enterprise Co.	166	2,629

Hilton Worldwide Holdings, Inc.	94	8,220

Hologic, Inc. *	32	1,481

Home Depot, Inc. (The)	176	35,902

Honeywell International, Inc.	169	29,417

Host Hotels & Resorts, Inc., REIT	240	4,614

HP, Inc.	470	9,382

Huntington Bancshares, Inc.	334	4,656

Illumina, Inc. *	16	4,877

Ingersoll-Rand plc	114	13,964

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Intel Corp.	275	14,046

Intercontinental Exchange, Inc.	228	18,575

International Business Machines Corp.	3	474

Intuit, Inc.	68	17,024

Intuitive Surgical, Inc. *	13	6,385

Invitation Homes, Inc., REIT	22	544

JM Smucker Co. (The)	12	1,503

Johnson & Johnson	235	33,123

Jones Lang LaSalle, Inc.	4	638

KeyCorp	466	8,172

Kimberly-Clark Corp.	38	4,896

Kraft Heinz Co. (The)	83	2,766

Las Vegas Sands Corp.	37	2,473

Lear Corp.	5	733

Lennar Corp., Class A	105	5,478

Liberty Broadband Corp., Class C *	13	1,234

Liberty Media Corp-Liberty Formula One, Class C *	7	286

Liberty Property Trust, REIT	15	763

Lincoln National Corp.	145	9,669

Lowe’s Cos., Inc.	179	20,292

Lyft, Inc., Class A *(b)	9	537

ManpowerGroup, Inc.	8	732

Marathon Petroleum Corp.	275	16,756

Marvell Technology Group Ltd.	287	7,186

Masco Corp.	208	8,137

Mastercard, Inc., Class A	142	36,120

Maxim Integrated Products, Inc.	30	1,778

McDonald’s Corp.	37	7,287

McKesson Corp.	22	2,637

Medtronic plc	240	21,342

Merck & Co., Inc.	402	31,603

MetLife, Inc.	256	11,811

Microsoft Corp.	914	119,401

Molson Coors Brewing Co., Class B	105	6,740

Mondelez International, Inc., Class A	388	19,725

Morgan Stanley	420	20,252

Motorola Solutions, Inc.	7	1,015

National Retail Properties, Inc., REIT	16	816

Nektar Therapeutics *	19	613

Netflix, Inc. *	64	23,814

Newmont Goldcorp Corp.	21	645

Newmont Mining Corp. *	38	1,161

NextEra Energy, Inc.	100	19,385

Nielsen Holdings plc	61	1,560

NIKE, Inc., Class B	139	12,226

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United States — continued

Nordstrom, Inc.	14	574

Norfolk Southern Corp.	103	21,108

Northrop Grumman Corp.	52	15,043

Nucor Corp.	36	2,034

NVIDIA Corp.	99	17,944

Occidental Petroleum Corp.	118	6,929

ON Semiconductor Corp. *	153	3,517

ONEOK, Inc.	129	8,765

Oracle Corp.	537	29,688

O’Reilly Automotive, Inc. *	27	10,044

Owens Corning	12	596

PACCAR, Inc.	160	11,493

Packaging Corp. of America	36	3,594

Palo Alto Networks, Inc. *	8	2,084

Parsley Energy, Inc., Class A *	175	3,484

PayPal Holdings, Inc. *	244	27,517

PepsiCo, Inc.	113	14,463

Pfizer, Inc.	839	34,071

Philip Morris International, Inc.	287	24,855

Phillips 66	105	9,878

Pioneer Natural Resources Co.	104	17,379

Principal Financial Group, Inc.	52	2,951

Procter & Gamble Co. (The)	241	25,616

Prologis, Inc., REIT	142	10,909

Prudential Financial, Inc.	101	10,706

Public Service Enterprise Group, Inc.	62	3,717

Public Storage, REIT	6	1,378

PVH Corp.	34	4,404

QUALCOMM, Inc.	68	5,836

Qurate Retail, Inc. *	21	358

Regeneron Pharmaceuticals, Inc. *	18	6,145

Regions Financial Corp.	68	1,063

Reinsurance Group of America, Inc.	7	1,023

Ross Stores, Inc.	150	14,629

Royal Caribbean Cruises Ltd.	67	8,079

RPM International, Inc.	52	3,124

Sabre Corp.	29	597

salesforce.com, Inc. *	170	28,098

SBA Communications Corp., REIT *	13	2,649

Sempra Energy	65	8,296

ServiceNow, Inc. *	19	5,228

Sherwin-Williams Co. (The)	5	2,140

Snap-on, Inc.	54	9,132

Spirit AeroSystems Holdings, Inc., Class A	6	532

Square, Inc., Class A *	17	1,258

INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued

Stanley Black & Decker, Inc.	79	11,511

Steel Dynamics, Inc.	12	376

SunTrust Banks, Inc.	216	14,123

Synchrony Financial	76	2,640

TD Ameritrade Holding Corp.	127	6,701

Teradyne, Inc.	161	7,896

Tesla, Inc. *(b)	12	2,895

Texas Instruments, Inc.	228	26,846

Thermo Fisher Scientific, Inc.	61	16,949

TJX Cos., Inc. (The)	288	15,830

T-Mobile US, Inc. *	121	8,803

Trimble, Inc. *	13	515

Tyson Foods, Inc., Class A	34	2,560

Union Pacific Corp.	145	25,733

United Continental Holdings, Inc. *	6	567

United Parcel Service, Inc., Class B	13	1,391

United Rentals, Inc. *	9	1,198

United Technologies Corp.	167	23,805

UnitedHealth Group, Inc.	145	33,688

Unum Group	12	443

Ventas, Inc., REIT	63	3,820

VEREIT, Inc., REIT	133	1,101

Verizon Communications, Inc.	516	29,525

Vertex Pharmaceuticals, Inc. *	54	9,149

Visa, Inc., Class A	182	29,893

Vornado Realty Trust, REIT	57	3,916

Walmart, Inc.	47	4,835

Walt Disney Co. (The)	164	22,520

Wells Fargo & Co.	625	30,257

Westrock Co.	28	1,060

Weyerhaeuser Co., REIT	50	1,337

Willis Towers Watson plc	4	763

Workday, Inc., Class A *	30	6,261

Xcel Energy, Inc.	248	14,016

Yum! Brands, Inc.	133	13,932

Zimmer Biomet Holdings, Inc.	124	15,291

Zoetis, Inc.	21	2,165

		2,853,690

Total Common Stocks (Cost $3,295,591)		4,588,254

Preferred Stocks — 0.0% (a)

United Kingdom — 0.0% (a)

Rolls-Royce Holdings plc (Preference) * (Cost $15)	11,441	15

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-term Investments — 0.1%

Investment Companies — 0.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (e) (f) (Cost $3,058)	3,057	3,058

Investment of Cash Collateral from Securities Loaned — 1.9%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57% (e) (f)	63,998	64,004

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (e) (f)	24,969	24,969

Total Investment of Cash Collateral from Securities Loaned (Cost $88,973)		88,973

Total Investments — 101.6% (Cost $3,387,637)		4,680,300
Liabilities in Excess of Other Assets — (1.6)%		(74,721)

NET ASSETS — 100.0%		4,605,579

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	7.9%

Oil, Gas & Consumable Fuels	5.6

Pharmaceuticals	5.4

Software	5.2

Insurance	3.9

IT Services	3.6

Semiconductors & Semiconductor Equipment	3.3

Specialty Retail	2.8

Interactive Media & Services	2.8

Capital Markets	2.8

Technology Hardware, Storage & Peripherals	2.8

Electric Utilities	2.7

Machinery	2.6

Internet & Direct Marketing Retail	2.5

Chemicals	2.5

Beverages	2.4

Health Care Equipment & Supplies	2.3

Aerospace & Defense	2.0

Equity Real Estate Investment Trusts (REITs)	2.0

Investment of cash collateral from securities loaned	1.9

Health Care Providers & Services	1.9

INDUSTRY	PERCENTAGE

Diversified Telecommunication Services	1.7%

Road & Rail	1.7

Food Products	1.6

Hotels, Restaurants & Leisure	1.5

Media	1.5

Biotechnology	1.5

Entertainment	1.4

Metals & Mining	1.4

Automobiles	1.4

Textiles, Apparel & Luxury Goods	1.3

Industrial Conglomerates	1.2

Tobacco	1.1

Electrical Equipment	1.0

Others (each less than 1.0%)	12.7

Short-Term Investments	0.1

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $85,387,000.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Amount rounds to less than one thousand.
(e)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	50	06/2019	USD	7,374	154

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%

Australia — 9.4%

AGL Energy Ltd.	701	10,995

Alumina Ltd.	8,287	13,113

Aurizon Holdings Ltd.	1,559	5,231

BHP Group Ltd.	2,145	56,759

BlueScope Steel Ltd.	2,106	20,014

CIMIC Group Ltd.	352	12,549

Computershare Ltd.	886	11,144

Evolution Mining Ltd.	4,720	10,639

Fortescue Metals Group Ltd.	1,430	7,225

JB Hi-Fi Ltd.	198	3,603

Macquarie Group Ltd.	410	39,007

Magellan Financial Group Ltd.	279	8,797

Metcash Ltd.	3,184	6,443

Qantas Airways Ltd.	5,455	21,579

Regis Resources Ltd.	1,969	6,662

Rio Tinto plc	856	49,910

South32 Ltd.	12,174	28,754

St Barbara Ltd.	1,789	4,041

Whitehaven Coal Ltd.	3,563	10,566

		327,031

Austria — 0.7%

OMV AG	413	22,160

Verbund AG *	52	2,593

		24,753

Belgium — 1.8%

Ageas	619	32,685

Telenet Group Holding NV	103	5,445

UCB SA	329	26,111

		64,241

Denmark — 0.8%

Novo Nordisk A/S, Class B	326	15,957

Royal Unibrew A/S	84	6,023

Topdanmark A/S	140	7,550

		29,530

Finland — 1.3%

Neste OYJ (a)	951	31,423

Valmet OYJ	516	14,227

		45,650

France — 7.8%

Capgemini SE	269	32,700

Casino Guichard Perrachon SA (a)	329	13,465

Dassault Aviation SA	7	10,547

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Edenred	293	13,796

Eiffage SA	252	26,263

Eutelsat Communications SA	480	8,681

Kering SA (a)	72	42,328

L’Oreal SA (a)	128	35,188

Peugeot SA (a)	1,327	34,783

Sanofi	76	6,617

Societe BIC SA	102	8,747

Thales SA	243	29,011

TOTAL SA	142	7,873

		269,999

Germany — 7.3%

adidas AG	58	15,061

Allianz SE (Registered)	235	56,727

Aroundtown SA	1,003	8,148

CANCOM SE	31	1,580

Deutsche Lufthansa AG (Registered)	393	9,515

E.ON SE	2,191	23,553

Hannover Rueck SE	110	16,568

HUGO BOSS AG	248	17,352

Jenoptik AG	76	3,020

LEG Immobilien AG	88	10,304

METRO AG	286	4,865

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) *	142	35,326

RWE AG *	1,273	32,641

Siltronic AG *	175	17,124

Stabilus SA	37	2,040

		253,824

Ghana — 0.3%

Tullow Oil plc	4,110	12,050

Hong Kong — 2.2%

CK Asset Holdings Ltd.	1,801	14,477

CLP Holdings Ltd.	1,746	19,811

Hang Seng Bank Ltd.	1,261	33,118

Kerry Properties Ltd.	1,017	4,351

NWS Holdings Ltd.	1,604	3,335

		75,092

Israel — 0.5%

Bank Leumi Le-Israel BM	1,234	8,448

Israel Discount Bank Ltd., Class A	2,157	8,419

		16,867

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Italy — 1.4%

A2A SpA	4,052	6,782

Eni SpA	2,146	36,565

Snam SpA	1,114	5,671

		49,018

Japan — 22.4%

Advantest Corp.	572	16,227

Alfresa Holdings Corp.	260	7,249

Astellas Pharma, Inc.	1,518	20,556

Bridgestone Corp.	426	16,915

Brother Industries Ltd.	672	13,275

Capcom Co. Ltd.	559	12,613

Central Japan Railway Co.	109	23,353

Chubu Electric Power Co., Inc.	588	8,555

Daicel Corp.	589	6,608

Dai-ichi Life Holdings, Inc.	894	12,898

DMG Mori Co. Ltd.	616	8,887

FCC Co. Ltd.	72	1,493

Fuji Electric Co. Ltd.	389	13,776

FUJIFILM Holdings Corp.	461	21,546

Fujitsu Ltd.	170	12,495

Hitachi Ltd.	681	22,662

Idemitsu Kosan Co. Ltd.	173	5,622

Isuzu Motors Ltd.	1,141	16,434

ITOCHU Corp.	1,232	22,226

Japan Aviation Electronics Industry Ltd.	208	3,365

Japan Retail Fund Investment Corp., REIT	4	7,848

JXTG Holdings, Inc.	2,057	10,005

Kaken Pharmaceutical Co. Ltd.	53	2,253

Kansai Electric Power Co., Inc. (The)	1,076	13,013

KDDI Corp.	966	22,264

Kumagai Gumi Co. Ltd.	83	2,447

Marubeni Corp.	2,411	17,279

Medipal Holdings Corp.	170	3,823

Mitsubishi Chemical Holdings Corp.	1,010	7,203

Mitsubishi Corp.	659	18,159

Mitsubishi Heavy Industries Ltd.	55	2,284

Mitsubishi UFJ Financial Group, Inc.	4,201	20,842

Mitsubishi UFJ Lease & Finance Co. Ltd.	446	2,272

Mitsui & Co. Ltd.	832	13,464

Mizuho Financial Group, Inc.	13,459	21,020

Nexon Co. Ltd. *	512	7,293

Nihon Unisys Ltd.	172	4,420

Nippon Telegraph & Telephone Corp.	491	20,409

Nomura Real Estate Holdings, Inc.	238	5,057

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Oji Holdings Corp.	1,752	10,513

Open House Co. Ltd.	181	6,635

ORIX Corp.	1,048	14,839

Resona Holdings, Inc.	1,889	8,018

Sankyu, Inc.	101	4,853

SBI Holdings, Inc.	627	13,442

Shionogi & Co. Ltd.	297	17,354

Ship Healthcare Holdings, Inc.	62	2,559

Showa Denko KK	428	14,602

SoftBank Group Corp.	38	4,029

Sojitz Corp.	1,950	6,713

Sony Corp.	652	32,830

Sumitomo Corp.	689	9,878

Sumitomo Dainippon Pharma Co. Ltd.	245	5,413

Sumitomo Mitsui Financial Group, Inc.	675	24,537

Sumitomo Mitsui Trust Holdings, Inc.	446	15,575

Suzuki Motor Corp.	81	3,710

Taiheiyo Cement Corp.	308	9,929

Taisei Corp.	374	16,469

Takeda Pharmaceutical Co. Ltd.	49	1,820

Tokuyama Corp.	242	6,017

Toyota Boshoku Corp.	255	3,774

Toyota Motor Corp.	823	50,971

Toyota Tsusho Corp.	309	10,260

TS Tech Co. Ltd.	201	6,049

V Technology Co. Ltd.	30	3,992

Yokohama Rubber Co. Ltd. (The)	367	6,917

		779,808

Luxembourg — 0.4%

SES SA, FDR	723	12,295

Netherlands — 7.7%

ABN AMRO Group NV, CVA (a) (b)	1,237	29,138

Adyen NV *(a) (b)	19	15,364

ASR Nederland NV	632	28,134

Euronext NV (b)	154	10,734

EXOR NV	266	17,705

Flow Traders (b)	122	3,496

Intertrust NV (b)	152	2,894

Koninklijke Ahold Delhaize NV	1,466	35,333

Koninklijke BAM Groep NV	800	3,905

NN Group NV	74	3,224

Royal Dutch Shell plc, Class B	2,142	69,122

Signify NV (b)	399	11,960

Wolters Kluwer NV	517	36,052

		267,061

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Norway — 2.7%

Austevoll Seafood ASA	287	3,347

DNB ASA * (a)	1,728	33,227

Equinor ASA	516	11,510

Salmar ASA	306	13,916

Telenor ASA	1,593	32,022

		94,022

Russia — 0.4%

Evraz plc	1,583	13,001

Singapore — 1.0%

DBS Group Holdings Ltd.	666	13,841

Jardine Cycle & Carriage Ltd.	99	2,590

United Overseas Bank Ltd.	905	18,533

		34,964

South Africa — 0.9%

Anglo American plc	1,266	32,841

Spain — 4.6%

ACS Actividades de Construccion y Servicios SA	736	33,842

Cia de Distribucion Integral Logista Holdings SA	157	3,716

CIE Automotive SA	193	5,407

Enagas SA	771	21,995

Endesa SA	1,340	33,437

Mediaset Espana Comunicacion SA	445	3,448

Red Electrica Corp. SA	1,218	25,288

Repsol SA	623	10,579

Siemens Gamesa Renewable Energy SA	1,186	21,310

		159,022

Sweden — 1.2%

Betsson AB *	343	2,605

Hemfosa Fastigheter AB	212	1,754

JM AB (a)	364	6,941

Nyfosa AB *	104	621

Sandvik AB	647	11,989

Skandinaviska Enskilda Banken AB, Class A	1,783	17,023

Swedbank AB, Class A	132	2,150

		43,083

Switzerland — 8.6%

Adecco Group AG (Registered)	107	6,150

Alcon, Inc. *	175	10,093

Huber + Suhner AG (Registered)	27	2,133

Logitech International SA (Registered)	495	19,407

Nestle SA (Registered)	809	77,859

Novartis AG (Registered)	876	71,803

INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued

Roche Holding AG	295	77,734

Swiss Life Holding AG (Registered) *	70	32,880

		298,059

United Kingdom — 13.8%

3i Group plc	990	13,850

Ashtead Group plc	897	24,920

Barratt Developments plc	1,547	12,169

Berkeley Group Holdings plc	288	14,145

Bovis Homes Group plc	224	3,242

BP plc	577	4,195

Britvic plc	329	3,927

Coca-Cola European Partners plc	613	32,872

Computacenter plc	180	2,840

Diageo plc	186	7,822

Dialog Semiconductor plc *	415	16,136

Dunelm Group plc	355	3,958

Fiat Chrysler Automobiles NV	1,745	26,900

GlaxoSmithKline plc	2,747	56,442

Greene King plc	460	3,856

Howden Joinery Group plc	493	3,271

HSBC Holdings plc	1,897	16,529

Imperial Brands plc	1,046	33,290

International Consolidated Airlines Group SA	3,214	22,710

Legal & General Group plc	9,507	34,571

Lloyds Banking Group plc	40,164	32,848

Micro Focus International plc	933	23,640

National Express Group plc	332	1,779

Next plc	422	31,791

Pearson plc	1,225	13,275

Persimmon plc	359	10,481

Redrow plc	2,111	16,990

Tate & Lyle plc	644	6,450

Unilever plc	107	6,461

		481,360

Total Common Stocks (Cost $3,274,851)		3,383,571

Short-term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (c) (d) (Cost $57,922)	57,905	57,922

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 5.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57% (c) (d)	127,990	128,003

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (c) (d)	48,375	48,375

Total Investment of Cash Collateral from Securities Loaned (Cost $176,378)		176,378

Total Investments — 103.9% (Cost $3,509,151)		3,617,871
Liabilities in Excess of Other Assets — (3.9)%		(135,696)

NET ASSETS — 100.0%		3,482,175

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	8.4%

Pharmaceuticals	8.3

Insurance	7.2

Oil, Gas & Consumable Fuels	7.2

Metals & Mining	6.7

Investment of cash collateral from securities loaned	4.9

Automobiles	3.7

Trading Companies & Distributors	3.5

Electric Utilities	2.8

Food Products	2.8

Household Durables	2.7

Construction & Engineering	2.6

Capital Markets	2.5

IT Services	2.2

Textiles, Apparel & Luxury Goods	2.1

Multi-Utilities	2.0

Food & Staples Retailing	1.7

Technology Hardware, Storage & Peripherals	1.5

Airlines	1.5

Diversified Telecommunication Services	1.4

Real Estate Management & Development	1.4

Beverages	1.4

Semiconductors & Semiconductor Equipment	1.4

Electrical Equipment	1.4

Professional Services	1.2

Media	1.2

INDUSTRY	PERCENTAGE

Personal Products	1.1%

Auto Components	1.1

Aerospace & Defense	1.1

Machinery	1.1

Road & Rail	1.0

Diversified Financial Services	1.0

Chemicals	1.0

Others (each less than 1.0%)	7.3

Short-Term Investments	1.6

Abbreviations

CVA	Dutch Certification
FDR	Finnish Depository Receipt
OYJ	Public Limited Company
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $163,187,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	581	06/2019	EUR	22,528	1,428

FTSE 100 Index	172	06/2019	GBP	16,554	649

TOPIX Index	111	06/2019	JPY	16,177	271

					2,348

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Australia — 2.1%

BHP Group Ltd.	2,176	57,569

BHP Group plc	1,643	38,794

		96,363

Austria — 0.5%

Erste Group Bank AG *	609	24,393

Belgium — 0.5%

KBC Group NV	344	25,511

Brazil — 0.7%

Itau Unibanco Holding SA, ADR	3,511	30,373

China — 2.7%

Alibaba Group Holding Ltd., ADR *	170	31,568

Ping An Insurance Group Co. of China Ltd., Class H	4,731	57,261

Tencent Holdings Ltd.	701	34,571

		123,400

Denmark — 1.6%

Novo Nordisk A/S, Class B	1,466	71,840

France — 13.8%

Accor SA (a)	962	40,520

Airbus SE (a)	451	61,710

AXA SA (a)	1,494	39,839

Capgemini SE	293	35,499

EssilorLuxottica SA * (a)	275	33,463

Legrand SA	51	3,746

L’Oreal SA (a)	200	54,978

LVMH Moet Hennessy Louis Vuitton SE (a)	200	78,565

Orange SA	3,106	48,537

Pernod Ricard SA	314	54,706

Safran SA	362	52,778

Schneider Electric SE (a)	545	46,148

TOTAL SA	1,479	82,202

		632,691

Germany — 8.4%

adidas AG	181	46,722

Allianz SE (Registered)	332	80,223

Continental AG	288	47,694

Deutsche Boerse AG	289	38,673

Fresenius Medical Care AG & Co. KGaA	406	34,185

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) *	141	35,050

SAP SE	785	101,154

		383,701

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — 4.4%

AIA Group Ltd.	11,669	119,484

CK Asset Holdings Ltd.	6,072	48,822

Hong Kong Exchanges & Clearing Ltd.	911	31,654

		199,960

India — 1.5%

HDFC Bank Ltd., ADR	594	68,118

Japan — 18.1%

Asahi Group Holdings Ltd.	1,167	50,903

Daikin Industries Ltd.	404	51,437

FANUC Corp.	236	44,339

Honda Motor Co. Ltd.	1,285	35,858

Kao Corp.	720	55,605

Keyence Corp.	109	67,790

Komatsu Ltd.	1,516	39,164

Kubota Corp.	2,754	41,929

Makita Corp.	1,094	39,924

Mitsui Fudosan Co. Ltd.	1,739	40,272

Nidec Corp.	354	50,622

Recruit Holdings Co. Ltd.	1,207	36,359

Shin-Etsu Chemical Co. Ltd.	636	60,216

Shiseido Co. Ltd.	746	58,695

SMC Corp.	116	48,324

Sumitomo Mitsui Financial Group, Inc.	1,985	72,140

Tokyo Electron Ltd.	199	31,651

		825,228

Macau — 0.9%

Sands China Ltd.	7,577	41,704

Netherlands — 5.8%

ASML Holding NV (a)	409	85,446

ING Groep NV (a)	4,328	55,225

Royal Dutch Shell plc, Class A	3,882	123,690

		264,361

Singapore — 1.4%

DBS Group Holdings Ltd.	3,207	66,691

South Africa — 0.3%

Naspers Ltd., Class N	62	15,957

South Korea — 1.1%

Samsung Electronics Co. Ltd., GDR (b)	50	49,315

Spain — 1.1%

Industria de Diseno Textil SA	1,658	50,204

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden — 2.5%

Atlas Copco AB, Class A	1,343	41,926

Epiroc AB, Class A *	1,814	18,749

Lundin Petroleum AB	673	21,928

Svenska Handelsbanken AB, Class A	2,829	30,904

		113,507

Switzerland — 10.4%

ABB Ltd. (Registered) *	1,323	27,209

Alcon, Inc. *	273	15,747

Cie Financiere Richemont SA (Registered)	571	41,759

Nestle SA (Registered)	1,854	178,490

Novartis AG (Registered)	1,367	112,030

Roche Holding AG	383	101,066

		476,301

Taiwan — 1.0%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,045	45,777

United Kingdom — 17.1%

AstraZeneca plc	867	64,595

Aviva plc	6,476	36,367

Burberry Group plc	2,085	54,960

Diageo plc	2,636	111,116

GlaxoSmithKline plc	4,300	88,335

Legal & General Group plc	10,488	38,140

Linde plc	303	54,691

London Stock Exchange Group plc	635	41,641

Prudential plc	2,212	50,254

RELX plc	2,572	58,939

Smith & Nephew plc	2,096	40,529

Standard Chartered plc	1,048	9,586

Unilever plc	1,745	105,758

WPP plc	1,965	24,518

		779,429

United States — 1.1%

Ferguson plc	681	48,481

Total Common Stocks (Cost $3,612,173)		4,433,305

Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (c) (d) (Cost $82,881)	82,856	82,881

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 8.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57% (c) (d)	278,972	279,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (c) (d)	93,445	93,445

Total Investment of Cash Collateral from Securities Loaned (Cost $372,445)		372,445

Total Investments — 107.0% (Cost $4,067,499)		4,888,631
Liabilities in Excess of Other Assets — (7.0)%		(320,032)

NET ASSETS — 100.0%		4,568,599

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	9.3%

Pharmaceuticals	9.0

Banks	7.8

Investment of cash collateral from securities loaned	7.6

Personal Products	5.6

Machinery	5.6

Textiles, Apparel & Luxury Goods	5.2

Oil, Gas & Consumable Fuels	4.7

Beverages	4.4

Food Products	3.7

Semiconductors & Semiconductor Equipment	3.3

Electrical Equipment	2.6

Chemicals	2.4

Aerospace & Defense	2.3

Capital Markets	2.3

Software	2.1

Metals & Mining	2.0

Professional Services	1.9

Real Estate Management & Development	1.8

Hotels, Restaurants & Leisure	1.7

Electronic Equipment, Instruments & Components	1.4

Health Care Equipment & Supplies	1.1

Building Products	1.1

Specialty Retail	1.0

Technology Hardware, Storage & Peripherals	1.0

Diversified Telecommunication Services	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INDUSTRY	PERCENTAGE

Trading Companies & Distributors	1.0%

Auto Components	1.0

Internet & Direct Marketing Retail	1.0

Others (each less than 1.0%)	3.4

Short-Term Investments	1.7

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

(a)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $355,310,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Australia — 4.6%

Goodman Group, REIT	146	1,360

Rio Tinto plc	56	3,280

Transurban Group	158	1,500

		6,140

Austria — 1.1%

Erste Group Bank AG *	38	1,503

Canada — 1.1%

TransCanada Corp.	30	1,442

China — 0.8%

China Construction Bank Corp., Class H	1,180	1,040

Denmark — 2.2%

Novo Nordisk A/S, Class B	61	2,972

Finland — 2.8%

Nordea Bank Abp	243	1,910

UPM-Kymmene OYJ	65	1,825

		3,735

France — 14.3%

Accor SA	29	1,234

Airbus SE	20	2,722

BNP Paribas SA	25	1,356

Capgemini SE	7	800

LVMH Moet Hennessy Louis Vuitton SE	8	3,071

Natixis SA	144	846

Orange SA	76	1,191

Renault SA	21	1,400

TOTAL SA	47	2,623

Unibail-Rodamco-Westfield, REIT	5	875

Vinci SA	31	3,174

		19,292

Germany — 5.0%

Allianz SE (Registered)	5	1,168

Deutsche Boerse AG	7	938

Deutsche Post AG (Registered) *	54	1,864

Infineon Technologies AG	45	1,075

Volkswagen AG (Preference)	9	1,642

		6,687

Hong Kong — 2.2%

HKT Trust & HKT Ltd.	1,071	1,660

Hong Kong Exchanges & Clearing Ltd.	37	1,272

		2,932

INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — 1.7%

Enel SpA	354	2,245

Japan — 16.0%

Amada Holdings Co. Ltd.	137	1,537

Bandai Namco Holdings, Inc.	33	1,563

Bridgestone Corp.	43	1,698

Japan Airlines Co. Ltd.	42	1,363

Japan Exchange Group, Inc.	62	1,019

JXTG Holdings, Inc.	238	1,157

Marui Group Co. Ltd.	54	1,104

Mitsubishi Corp.	87	2,399

Mitsui & Co. Ltd.	72	1,160

Sumitomo Mitsui Financial Group, Inc.	48	1,745

Sumitomo Mitsui Trust Holdings, Inc.	30	1,057

Tokio Marine Holdings, Inc.	40	2,027

Toyota Motor Corp.	41	2,532

Trend Micro, Inc.	24	1,215

		21,576

Macau — 0.8%

Sands China Ltd.	192	1,059

Netherlands — 9.4%

Akzo Nobel NV	23	1,947

ASML Holding NV	7	1,500

ING Groep NV	139	1,779

Koninklijke Ahold Delhaize NV	62	1,500

NN Group NV	50	2,174

Royal Dutch Shell plc, Class A	116	3,700

		12,600

Norway — 2.1%

Telenor ASA	142	2,848

Singapore — 1.4%

DBS Group Holdings Ltd.	89	1,855

South Korea — 0.9%

Samsung Electronics Co. Ltd.	32	1,267

Spain — 1.8%

Iberdrola SA	261	2,369

Sweden — 1.2%

Svenska Handelsbanken AB, Class A	146	1,592

Switzerland — 10.5%

Glencore plc *	420	1,668

Nestle SA (Registered)	28	2,698

Novartis AG (Registered)	37	3,019

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Switzerland — continued

Roche Holding AG	14	3,572

Swiss Re AG	21	2,016

Zurich Insurance Group AG	4	1,164

		14,137

Taiwan — 1.5%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	46	2,031

United Kingdom — 14.4%

3i Group plc	93	1,303

Diageo plc	56	2,373

HSBC Holdings plc	137	1,193

Imperial Brands plc	90	2,849

Lloyds Banking Group plc	2,194	1,794

Prudential plc	105	2,377

Severn Trent plc	58	1,557

Taylor Wimpey plc	895	2,122

Unilever NV, CVA	64	3,856

		19,424

United States — 2.2%

Carnival plc	23	1,241

Ferguson plc	25	1,786

		3,027

Total Common Stocks (Cost $121,547)		131,773

Short-term Investments — 1.0%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (a) (b) (Cost $1,314)	1,314	1,314

Total Investments — 99.0% (Cost $122,861)		133,087
Other Assets Less Liabilities — 1.0%		1,301

NET ASSETS — 100.0%		134,388

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	12.6%

Insurance	8.2

Pharmaceuticals	7.2

Oil, Gas & Consumable Fuels	6.7

Diversified Telecommunication Services	4.3

Automobiles	4.2

Capital Markets	4.0

Trading Companies & Distributors	4.0

Metals & Mining	3.7

Electric Utilities	3.5

Semiconductors & Semiconductor Equipment	3.5

Personal Products	2.9

Hotels, Restaurants & Leisure	2.7

Construction & Engineering	2.4

Textiles, Apparel & Luxury Goods	2.3

Tobacco	2.1

Aerospace & Defense	2.0

Food Products	2.0

Beverages	1.8

Equity Real Estate Investment Trusts (REITs)	1.7

Household Durables	1.6

Chemicals	1.5

Air Freight & Logistics	1.4

Paper & Forest Products	1.4

Auto Components	1.3

Leisure Products	1.2

Water Utilities	1.2

Machinery	1.2

Food & Staples Retailing	1.1

Transportation Infrastructure	1.1

Airlines	1.0

Technology Hardware, Storage & Peripherals	0.9

Others (each less than 1.0%)	2.3

Short-Term Investments	1.0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT	Real Estate Investment Trust

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

Forward foreign currency exchange contracts outstanding as of April 30, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	542	JPY	60,130	Barclays Bank plc	5/7/2019	2
USD	161	JPY	17,824	Merrill Lynch International	5/7/2019	1
USD	122	JPY	13,565	Royal Bank of Canada	5/7/2019	— (a)
EUR	563	USD	633	BNP Paribas	5/29/2019	— (a)
JPY	985,126	USD	8,830	BNP Paribas	5/29/2019	34
JPY	60,706	USD	544	Standard Chartered Bank	5/29/2019	3
USD	1,531	CHF	1,554	Barclays Bank plc	5/29/2019	1
USD	5,294	EUR	4,705	Citibank, NA	5/29/2019	3
USD	2,166	NOK	18,557	TD Bank Financial Group	5/29/2019	13

Total unrealized appreciation						57

JPY	1,076,645	USD	9,781	Credit Suisse International	5/7/2019	(111)
USD	8,815	JPY	985,126	BNP Paribas	5/7/2019	(32)
AUD	8,914	USD	6,346	BNP Paribas	5/29/2019	(58)
CHF	484	USD	476	BNP Paribas	5/29/2019	(1)
GBP	224	USD	293	Citibank, NA	5/29/2019	— (a)
USD	866	CAD	1,164	BNP Paribas	5/29/2019	(3)
USD	4,220	GBP	3,255	Citibank, NA	5/29/2019	(31)
USD	1,243	GBP	958	State Street Corp.	5/29/2019	(8)

Total unrealized depreciation						(244)

Net unrealized depreciation						(187)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 96.2%

Australia — 5.1%

Australia & New Zealand Banking Group Ltd.	28		528

BHP Group Ltd.	21		550

Commonwealth Bank of Australia	2		94

CSL Ltd.	1		208

Dexus, REIT	30		267

Goodman Group, REIT	28		260

Macquarie Group Ltd.	—	(a)	47

National Australia Bank Ltd.	3		52

Rio Tinto Ltd.	6		406

Rio Tinto plc	2		119

Westpac Banking Corp.	5		91

			2,622

Austria — 0.7%

Erste Group Bank AG *	9		347

Belgium — 1.3%

Anheuser-Busch InBev SA/NV	7		666

Denmark — 1.6%

Chr Hansen Holding A/S	2		187

Novo Nordisk A/S, Class B	13		653

			840

Finland — 1.6%

Cargotec OYJ, Class B	4		154

Nokia OYJ	21		110

Outokumpu OYJ	48		185

Wartsila OYJ Abp	22		357

			806

France — 12.5%

Air Liquide SA	5		677

Airbus SE	3		471

Alstom SA	7		313

AXA SA	9		253

BNP Paribas SA	10		547

Capgemini SE	2		288

Orange SA	16		253

Pernod Ricard SA	3		529

Renault SA	6		399

Sanofi	7		640

Schneider Electric SE	6		509

Sodexo SA	2		244

Thales SA	2		270

TOTAL SA	14		778

Unibail-Rodamco-Westfield, REIT	1		154

Vinci SA	1		115

			6,440

INVESTMENTS	SHARES (000)		VALUE ($000)

Germany — 9.0%

adidas AG	1		249

Allianz SE (Registered)	—	(a)	106

BASF SE	1		115

Bayer AG (Registered)	4		242

Brenntag AG	6		322

Daimler AG (Registered) *	8		535

Deutsche Bank AG (Registered)	8		64

Deutsche Boerse AG	2		305

Deutsche Post AG (Registered) *	10		345

Deutsche Telekom AG (Registered)	25		415

Henkel AG & Co. KGaA (Preference)	3		304

Infineon Technologies AG	13		319

RWE AG *	10		265

SAP SE	7		920

Siemens AG (Registered)	1		137

			4,643

Hong Kong — 3.1%

AIA Group Ltd.	64		651

CK Asset Holdings Ltd.	24		189

CK Hutchison Holdings Ltd.	25		257

Hong Kong Exchanges & Clearing Ltd.	14		490

			1,587

Ireland — 0.8%

CRH plc	3		94

Ryanair Holdings plc, ADR *	4		304

			398

Israel — 0.2%

Teva Pharmaceutical Industries Ltd., ADR *	7		100

Italy — 1.8%

Assicurazioni Generali SpA	14		277

Enel SpA	98		618

UniCredit SpA	3		42

			937

Japan — 22.0%

Asahi Group Holdings Ltd.	3		131

Bridgestone Corp.	9		361

Central Japan Railway Co.	1		301

Daicel Corp.	27		301

Daikin Industries Ltd.	4		522

DMG Mori Co. Ltd.	19		278

Electric Power Development Co. Ltd.	4		81

Hitachi Ltd.	5		153

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Japan — continued

Honda Motor Co. Ltd.	16		455

Japan Airlines Co. Ltd.	5		176

Japan Tobacco, Inc.	11		257

Kao Corp.	6		455

Keyence Corp.	—	(a)	125

Kyowa Hakko Kirin Co. Ltd.	7		134

Mabuchi Motor Co. Ltd.	9		326

Marui Group Co. Ltd.	11		218

Mitsubishi Corp.	12		325

Mitsubishi UFJ Financial Group, Inc.	85		423

Mitsui Fudosan Co. Ltd.	11		257

NGK Spark Plug Co. Ltd.	11		211

Nintendo Co. Ltd.	2		517

Nippon Telegraph & Telephone Corp.	10		399

Nomura Research Institute Ltd.	4		176

Olympus Corp.	7		76

Otsuka Corp.	7		264

Otsuka Holdings Co. Ltd.	10		343

Panasonic Corp.	26		240

Persol Holdings Co. Ltd.	9		175

Renesas Electronics Corp. *	24		130

Seven & i Holdings Co. Ltd.	11		377

Sony Corp.	4		202

Sumitomo Electric Industries Ltd.	11		145

Sumitomo Mitsui Financial Group, Inc.	11		403

T&D Holdings, Inc.	25		270

Tokio Marine Holdings, Inc.	7		350

Tokyo Gas Co. Ltd.	4		102

Tokyu Corp.	22		351

Toray Industries, Inc.	32		220

Toyota Motor Corp.	12		762

West Japan Railway Co.	2		171

Yamato Holdings Co. Ltd.	5		100

			11,263

Luxembourg — 0.5%

ArcelorMittal	11		239

Netherlands — 5.3%

Akzo Nobel NV	4		350

ASML Holding NV	3		535

Heineken NV	2		202

ING Groep NV	30		387

Koninklijke Philips NV	4		155

Royal Dutch Shell plc, Class A	16		514

Royal Dutch Shell plc, Class B	18		575

			2,718

INVESTMENTS	SHARES (000)		VALUE ($000)

Singapore — 1.1%

DBS Group Holdings Ltd.	25		512

United Overseas Bank Ltd.	2		47

			559

Spain — 3.5%

Banco Santander SA	48		245

Bankia SA	76		211

Iberdrola SA	83		751

Industria de Diseno Textil SA	16		483

Telefonica SA	13		106

			1,796

Sweden — 1.2%

Lundin Petroleum AB	8		251

Svenska Handelsbanken AB, Class A	35		383

			634

Switzerland — 9.6%

Alcon, Inc. *	2		104

Cie Financiere Richemont SA (Registered)	5		372

Credit Suisse Group AG (Registered) *	35		462

LafargeHolcim Ltd. (Registered) *	8		431

Nestle SA (Registered)	14		1,353

Novartis AG (Registered)	9		744

Roche Holding AG	4		961

Swiss Re AG	4		365

Zurich Insurance Group AG	—	(a)	117

			4,909

United Kingdom — 14.5%

3i Group plc	32		442

AstraZeneca plc	2		176

Aviva plc	48		272

Barratt Developments plc	33		261

BP plc	97		702

British American Tobacco plc	16		617

Burberry Group plc	12		307

Diageo plc	2		79

Dixons Carphone plc	82		155

GlaxoSmithKline plc	27		559

HSBC Holdings plc	53		464

InterContinental Hotels Group plc	8		520

ITV plc	148		264

Lloyds Banking Group plc	242		198

Prudential plc	27		624

Standard Chartered plc	46		423

Taylor Wimpey plc	90		214

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Unilever NV, CVA	10	595

Vodafone Group plc	239	444

Whitbread plc	2	128

		7,444

United States — 0.8%

Ferguson plc	6	397

Total Common Stocks (Cost $48,629)		49,345

	NO. OF CONTRACTS	MARKET VALUE ($000)
Options Purchased — 0.2%

Put Options Purchased — 0.2%

Mauritius — 0.2%

MSCI EAFE Index 6/21/2019 at USD 1,770.00, Vanilla, European Style Notional Amount: USD 51,303,890 Exchange Traded * (Cost $470)	267	115

	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.39% (b) (c) (Cost $1,374)	1,374	1,374

Total Investments — 99.1% (Cost $50,473)		50,834
Other Assets Less Liabilities — 0.9%		452

NET ASSETS — 100.0%		51,286

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	10.6%

Pharmaceuticals	9.0

Insurance	6.5

Oil, Gas & Consumable Fuels	5.6

Automobiles	4.2

Chemicals	3.6

Capital Markets	3.6

Beverages	3.2

Metals & Mining	2.9

Electric Utilities	2.7

Food Products	2.7

Diversified Telecommunication Services	2.3

Machinery	2.2

Personal Products	2.1

Trading Companies & Distributors	2.1

Semiconductors & Semiconductor Equipment	1.9

Textiles, Apparel & Luxury Goods	1.8

Software	1.8

Household Durables	1.8

Hotels, Restaurants & Leisure	1.8

Tobacco	1.7

Electrical Equipment	1.6

Road & Rail	1.6

Aerospace & Defense	1.5

IT Services	1.4

Auto Components	1.4

Equity Real Estate Investment Trusts (REITs)	1.3

Specialty Retail	1.3

Construction Materials	1.0

Building Products	1.0

Entertainment	1.0

Others (each less than 1.0%)	10.1

Short-Term Investments	2.7

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	11	06/2019	EUR	427	3

FTSE 100 Index	2	06/2019	GBP	192	(1)

SPI 200 Index	8	06/2019	AUD	890	12

TOPIX Index	3	06/2019	JPY	437	2

					16

Abbreviations

AUD	Australian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index

Written Call Options Contracts as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange Traded	267	USD 51,304	USD 1,940	6/21/2019	(456)

Written Put Options Contracts as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange Traded	267	USD 51,304	USD 1,500	6/21/2019	(11)

Total Written Options Contracts (Premiums Received $478)						(467)

Abbreviations

EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.8%

Australia — 5.1%

Australia & New Zealand Banking Group Ltd.	2,452	47,048

BHP Group Ltd.	1,853	49,031

Commonwealth Bank of Australia	163	8,563

CSL Ltd.	132	18,531

Dexus, REIT	2,700	23,841

Goodman Group, REIT	2,495	23,217

Macquarie Group Ltd.	45	4,298

National Australia Bank Ltd.	265	4,737

Rio Tinto Ltd.	537	36,198

Rio Tinto plc	183	10,663

Westpac Banking Corp.	425	8,247

		234,374

Austria — 0.7%

Erste Group Bank AG *	776	31,087

IMMOFINANZ AG *	1	36

		31,123

Belgium — 1.3%

Anheuser-Busch InBev SA/NV	671	59,687

Denmark — 1.6%

Chr Hansen Holding A/S	164	16,770

Novo Nordisk A/S, Class B	1,192	58,419

		75,189

Finland — 1.6%

Cargotec OYJ, Class B	336	13,792

Nokia OYJ	1,873	9,840

Outokumpu OYJ (a)	4,331	16,584

Wartsila OYJ Abp	1,999	32,004

		72,220

France — 12.5%

Air Liquide SA	456	60,634

Airbus SE	308	42,192

Alstom SA	638	28,053

AXA SA (a)	850	22,670

BNP Paribas SA	920	48,979

Capgemini SE	213	25,799

Orange SA	1,451	22,677

Pernod Ricard SA	271	47,340

Renault SA	524	35,744

Sanofi (a)	657	57,289

Schneider Electric SE (a)	539	45,581

Sodexo SA	191	21,865

Thales SA	202	24,118

TOTAL SA	1,254	69,707

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Unibail-Rodamco-Westfield, REIT	80	13,808

Vinci SA	104	10,494

		576,950

Germany — 9.0%

adidas AG	87	22,291

Allianz SE (Registered)	40	9,676

BASF SE	129	10,508

Bayer AG (Registered)	325	21,659

Brenntag AG	535	28,817

Daimler AG (Registered) *	730	47,942

Deutsche Bank AG (Registered)	705	5,849

Deutsche Boerse AG	204	27,288

Deutsche Post AG (Registered) *	889	30,889

Deutsche Telekom AG (Registered)	2,219	37,176

Henkel AG & Co. KGaA (Preference)	269	27,243

Infineon Technologies AG	1,206	28,581

RWE AG *	925	23,726

SAP SE	639	82,413

Siemens AG (Registered)	102	12,282

		416,340

Hong Kong — 3.1%

AIA Group Ltd.	5,669	58,043

CK Asset Holdings Ltd.	2,100	16,882

CK Hutchison Holdings Ltd.	2,164	22,754

Hong Kong Exchanges & Clearing Ltd.	1,256	43,632

I-CABLE Communications Ltd. * (a)	254	4

		141,315

Ireland — 0.8%

CRH plc	256	8,599

Ryanair Holdings plc, ADR *	351	27,225

		35,824

Israel — 0.2%

Teva Pharmaceutical Industries Ltd., ADR *	601	9,142

Italy — 1.8%

Assicurazioni Generali SpA	1,280	24,834

Enel SpA	8,732	55,290

UniCredit SpA (a)	278	3,850

		83,974

Japan — 21.7%

Asahi Group Holdings Ltd.	262	11,433

Bridgestone Corp.	811	32,177

Central Japan Railway Co.	123	26,471

Daicel Corp.	2,391	26,828

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Daikin Industries Ltd.	368	46,903

DMG Mori Co. Ltd.	1,719	24,793

Electric Power Development Co. Ltd.	316	7,344

Hitachi Ltd.	407	13,539

Honda Motor Co. Ltd.	1,453	40,535

Japan Airlines Co. Ltd.	477	15,566

Japan Tobacco, Inc.	992	22,925

Kao Corp.	522	40,282

Keyence Corp.	17	10,434

Kyowa Hakko Kirin Co. Ltd.	619	12,034

Mabuchi Motor Co. Ltd.	784	29,062

Marui Group Co. Ltd.	950	19,320

Mitsubishi Corp.	1,050	28,920

Mitsubishi UFJ Financial Group, Inc.	7,603	37,722

Mitsui Fudosan Co. Ltd.	990	22,937

NGK Spark Plug Co. Ltd.	961	18,729

Nintendo Co. Ltd.	130	44,636

Nippon Telegraph & Telephone Corp.	861	35,804

Nomura Research Institute Ltd.	321	15,693

Olympus Corp.	630	7,066

Otsuka Corp.	594	23,344

Otsuka Holdings Co. Ltd.	856	30,616

Panasonic Corp.	2,325	21,410

Persol Holdings Co. Ltd.	827	15,592

Renesas Electronics Corp. *	2,164	11,590

Seven & i Holdings Co. Ltd.	974	33,715

Sony Corp.	358	18,041

Sumitomo Electric Industries Ltd.	968	12,884

Sumitomo Mitsui Financial Group, Inc.	986	35,852

T&D Holdings, Inc.	2,219	24,036

Tokio Marine Holdings, Inc.	612	31,012

Tokyo Gas Co. Ltd.	366	9,299

Tokyu Corp.	1,916	31,278

Toray Industries, Inc.	2,861	19,577

Toyota Motor Corp.	1,098	67,985

West Japan Railway Co.	205	15,269

Yamato Holdings Co. Ltd.	418	9,085

		1,001,738

Luxembourg — 0.5%

ArcelorMittal	982	21,374

Malta — 0.0%(b)

BGP Holdings plc * ‡	449	—	(c)

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 5.3%

Akzo Nobel NV	369	31,313

ASML Holding NV (a)	229	47,892

Heineken NV (a)	167	18,099

ING Groep NV	2,715	34,640

Koninklijke Philips NV	323	13,877

Royal Dutch Shell plc, Class A	1,446	46,061

Royal Dutch Shell plc, Class B	1,597	51,533

		243,415

Singapore — 1.1%

DBS Group Holdings Ltd.	2,194	45,622

United Overseas Bank Ltd.	209	4,274

		49,896

Spain — 3.5%

Banco Santander SA (a)	4,337	21,986

Bankia SA	6,810	18,860

Iberdrola SA	7,400	67,250

Industria de Diseno Textil SA	1,428	43,247

Telefonica SA	1,160	9,670

		161,013

Sweden — 1.2%

Lundin Petroleum AB	690	22,487

Svenska Handelsbanken AB, Class A	3,137	34,262

		56,749

Switzerland — 9.5%

Alcon, Inc. *	166	9,561

Cie Financiere Richemont SA (Registered)	455	33,297

Credit Suisse Group AG (Registered) *	3,114	41,407

LafargeHolcim Ltd. (Registered) *	751	38,567

Nestle SA (Registered)	1,259	121,190

Novartis AG (Registered)	813	66,591

Roche Holding AG	326	86,036

Swiss Re AG	339	32,659

Zurich Insurance Group AG	34	10,698

		440,006

United Kingdom — 14.5%

3i Group plc	2,827	39,563

AstraZeneca plc	212	15,774

Aviva plc	4,340	24,373

Barratt Developments plc	2,969	23,354

BP plc	8,651	62,904

British American Tobacco plc	1,411	55,237

Burberry Group plc	1,042	27,467

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Diageo plc	171	7,189

Dixons Carphone plc	7,310	13,858

GlaxoSmithKline plc	2,438	50,079

HSBC Holdings plc	4,773	41,591

InterContinental Hotels Group plc	719	46,585

ITV plc	13,236	23,635

Lloyds Banking Group plc	21,668	17,720

Prudential plc	2,460	55,886

Standard Chartered plc	4,147	37,916

Taylor Wimpey plc	8,103	19,210

Unilever NV, CVA (a)	881	53,328

Vodafone Group plc	21,415	39,722

Whitbread plc	197	11,449

		666,840

United States — 0.8%

Ferguson plc	500	35,578

Total Common Stocks (Cost $4,321,197)		4,412,747

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Hong Kong — 0.0% (b)

I-CABLE Communications Ltd., expiring 5/24/2019 * (Cost $—)	191	—	(c)

	SHARES (000)
Short-Term Investments — 3.6%

Investment Companies — 3.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (d) (e) (Cost $168,624)	168,574	168,625

Investment of Cash Collateral from Securities Loaned — 4.7%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57% (d) (e)	154,989	155,004

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (d) (e)	60,785	60,785

Total Investment of Cash Collateral from Securities Loaned (Cost $215,789)		215,789

Total Investments — 104.1% (Cost $4,705,610)		4,797,161
Liabilities in Excess of Other Assets — (4.1)%		(189,021)

NET ASSETS — 100.0%		4,608,140

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	10.1%

Pharmaceuticals	8.5

Insurance	6.1

Oil, Gas & Consumable Fuels	5.3

Investment of cash collateral from securities loaned	4.5

Automobiles	4.0

Chemicals	3.5

Capital Markets	3.4

Beverages	3.0

Metals & Mining	2.8

Electric Utilities	2.6

Food Products	2.5

Diversified Telecommunication Services	2.2

Machinery	2.1

Personal Products	1.9

Trading Companies & Distributors	1.9

Semiconductors & Semiconductor Equipment	1.8

Textiles, Apparel & Luxury Goods	1.7

Software	1.7

Household Durables	1.7

Hotels, Restaurants & Leisure	1.7

Tobacco	1.6

Electrical Equipment	1.6

Road & Rail	1.5

Aerospace & Defense	1.4

IT Services	1.3

Auto Components	1.3

Equity Real Estate Investment Trusts (REITs)	1.3

Specialty Retail	1.2

Construction Materials	1.0

Building Products	1.0

Others (each less than 1.0%)	10.3

Short-Term Investments	3.5

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
(a)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $206,403,000.

(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	688	06/2019	EUR	26,677	920

FTSE 100 Index	141	06/2019	GBP	13,570	94

SPI 200 Index	825	06/2019	AUD	91,730	1,234

TOPIX Index	273	06/2019	JPY	39,788	418

					2,666

Abbreviations

AUD	Australian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%

Australia — 2.0%

BHP Group plc	457	10,785

Austria — 2.0%

Erste Group Bank AG *	266	10,667

Brazil — 1.0%

Itau Unibanco Holding SA (Preference)	598	5,175

Canada — 8.3%

Alimentation Couche-Tard, Inc., Class B	209	12,330

Canadian National Railway Co.	127	11,826

Canadian Pacific Railway Ltd.	45	10,012

Toronto-Dominion Bank (The)	173	9,864

		44,032

China — 9.6%

Alibaba Group Holding Ltd., ADR *	62	11,422

Ping An Insurance Group Co. of China Ltd., Class H	1,664	20,136

Tencent Holdings Ltd.	394	19,424

		50,982

Denmark — 2.0%

Novo Nordisk A/S, Class B	210	10,284

France — 5.7%

Airbus SE (a)	67	9,138

LVMH Moet Hennessy Louis Vuitton SE	35	13,761

Safran SA	49	7,124

		30,023

Germany — 9.2%

Continental AG	65	10,800

Delivery Hero SE *(b)	162	7,468

Deutsche Boerse AG	63	8,458

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) *	34	8,350

SAP SE	106	13,606

		48,682

Hong Kong — 5.8%

AIA Group Ltd.	2,092	21,417

CK Asset Holdings Ltd.	1,152	9,263

		30,680

India — 3.7%

HDFC Bank Ltd., ADR	170	19,440

Indonesia — 1.8%

Bank Central Asia Tbk. PT	4,814	9,724

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — 10.8%

Asahi Group Holdings Ltd.	164	7,142

FANUC Corp.	45	8,361

Keyence Corp.	14	8,497

Komatsu Ltd.	308	7,948

Shin-Etsu Chemical Co. Ltd.	114	10,761

Shiseido Co. Ltd.	97	7,661

SMC Corp.	16	6,516

		56,886

Netherlands — 2.2%

ASML Holding NV (a)	55	11,578

Sweden — 1.0%

Svenska Handelsbanken AB, Class A	480	5,244

Switzerland — 7.2%

Alcon, Inc. *	29	1,650

Nestle SA (Registered)	258	24,859

Novartis AG (Registered)	143	11,740

		38,249

Taiwan — 2.3%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	271	11,893

United Kingdom — 20.7%

AstraZeneca plc	104	7,768

Burberry Group plc	368	9,691

Diageo plc	351	14,797

GlaxoSmithKline plc	602	12,371

Legal & General Group plc	3,234	11,761

Linde plc	53	9,507

London Stock Exchange Group plc	132	8,667

RELX plc	431	9,865

Smith & Nephew plc	537	10,383

Unilever NV, CVA (a)	242	14,635

		109,445

United States — 1.5%

Ferguson plc	111	7,907

Total Common Stocks (Cost $451,749)		511,676

Short-term Investments — 4.0%

Investment Companies — 4.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (c) (d) (Cost $21,161)	21,155	21,161

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 5.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57% (c) (d)	14,999	15,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (c) (d)	12,556	12,556

Total Investment of Cash Collateral from Securities Loaned (Cost $27,556)		27,556

Total Investments — 106.0% (Cost $500,466)		560,393
Liabilities in Excess of Other Assets — (6.0)%		(31,493)

NET ASSETS — 100.0%		528,900

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	11.0%

Banks	10.7

Pharmaceuticals	7.5

Investment of cash collateral from securities loaned	4.9

Food Products	4.4

Semiconductors & Semiconductor Equipment	4.2

Textiles, Apparel & Luxury Goods	4.2

Machinery	4.1

Personal Products	4.0

Beverages	3.9

Road & Rail	3.9

Chemicals	3.6

Interactive Media & Services	3.5

Internet & Direct Marketing Retail	3.4

Capital Markets	3.1

Aerospace & Defense	2.9

Software	2.4

Food & Staples Retailing	2.2

Health Care Equipment & Supplies	2.1

Auto Components	1.9

Metals & Mining	1.9

Professional Services	1.8

Real Estate Management & Development	1.7

Electronic Equipment, Instruments & Components	1.5

Trading Companies & Distributors	1.4

Short-Term Investments	3.8

Abbreviations

ADR	American Depositary Receipt
CVA	Dutch Certification
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

(a)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $26,465,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%

Australia — 6.9%

AGL Energy Ltd.	84	1,314

Alumina Ltd.	567	897

Australia & New Zealand Banking Group Ltd.	235	4,508

BHP Group Ltd.	224	5,930

BlueScope Steel Ltd.	80	762

Fortescue Metals Group Ltd.	259	1,309

Harvey Norman Holdings Ltd.	263	774

Iluka Resources Ltd.	76	464

IOOF Holdings Ltd.	117	534

JB Hi-Fi Ltd. (a)	43	773

Metcash Ltd.	417	844

Qantas Airways Ltd.	205	811

Rio Tinto plc	109	6,364

Santos Ltd.	106	535

South32 Ltd.	688	1,626

St Barbara Ltd.	141	319

Telstra Corp. Ltd.	535	1,274

Whitehaven Coal Ltd.	286	848

		29,886

Austria — 1.2%

AT&S Austria Technologie & Systemtechnik AG	38	759

BAWAG Group AG (b)	18	861

Erste Group Bank AG *	24	952

EVN AG	31	467

OMV AG	27	1,473

Telekom Austria AG *	65	488

		5,000

Belgium — 0.8%

Ageas	24	1,252

bpost SA	46	557

KBC Group NV	24	1,761

		3,570

China — 0.4%

BOC Hong Kong Holdings Ltd.	349	1,564

Denmark — 0.6%

Matas A/S	85	842

Pandora A/S	14	581

Scandinavian Tobacco Group A/S, Class A (b)	63	754

TCM Group A/S (b)	16	256

		2,433

INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — 1.0%

Cramo OYJ	44	928

Metsa Board OYJ	81	455

Ramirent OYJ	76	531

Sanoma OYJ	85	862

Tokmanni Group Corp.	70	615

UPM-Kymmene OYJ	19	543

YIT OYJ (a)	78	477

		4,411

France — 7.6%

Air France-KLM *	53	612

ALD SA (b)	41	598

Arkema SA	5	556

Atos SE	7	767

AXA SA (a)	165	4,400

Cie Generale des Etablissements Michelin SCA	17	2,226

CNP Assurances (a)	34	803

Credit Agricole SA	118	1,616

Derichebourg SA	124	540

Europcar Mobility Group (a) (b)	51	423

Eutelsat Communications SA	43	785

Faurecia SA	13	661

Groupe Crit	9	698

Kaufman & Broad SA	21	851

Metropole Television SA	8	162

Neopost SA	30	739

Orange SA	161	2,520

Peugeot SA (a)	52	1,358

Publicis Groupe SA	10	590

Rexel SA	29	390

Rothschild & Co.	18	603

Sopra Steria Group	5	642

SPIE SA	1	29

Television Francaise 1	50	543

TOTAL SA	171	9,522

		32,634

Georgia — 0.3%

Bank of Georgia Group plc	29	641

TBC Bank Group plc	40	857

		1,498

Germany — 7.0%

ADLER Real Estate AG	33	470

Allianz SE (Registered)	32	7,622

CECONOMY AG *	94	630

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Germany — continued

Covestro AG (b)	22	1,194

CropEnergies AG	87	573

Deutsche Lufthansa AG (Registered)	37	905

Deutsche Pfandbriefbank AG (b)	45	623

Deutsche Telekom AG (Registered)	265	4,441

Evonik Industries AG	39	1,164

Freenet AG	23	545

HeidelbergCement AG	13	1,084

JOST Werke AG (b)	25	917

METRO AG	44	749

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) *	7	1,792

RWE AG *	52	1,334

Siltronic AG *	6	571

Takkt AG	55	871

Volkswagen AG (Preference)	18	3,140

Wuestenrot & Wuerttembergische AG	45	918

Zeal Network SE	20	447

		29,990

Ghana — 0.1%

Tullow Oil plc	216	634

Hong Kong — 2.9%

CK Hutchison Holdings Ltd.	223	2,345

Hongkong Land Holdings Ltd.	202	1,408

Hysan Development Co. Ltd.	196	1,098

Kerry Properties Ltd.	186	796

New World Development Co. Ltd.	763	1,264

NWS Holdings Ltd.	473	984

Sun Hung Kai Properties Ltd.	133	2,287

Wharf Holdings Ltd. (The)	243	698

Wheelock & Co. Ltd.	179	1,276

Xinyi Glass Holdings Ltd.	462	528

		12,684

India — 0.1%

Rhi Magnesita NV	8	543

Ireland — 0.1%

Smurfit Kappa Group plc	18	527

Isle of Man — 0.1%

Strix Group plc	180	400

Israel — 0.5%

Bank Leumi Le-Israel BM	175	1,196

Israel Discount Bank Ltd., Class A	268	1,047

		2,243

INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — 3.0%

ASTM SpA	39	987

Banca Farmafactoring SpA (b)	139	823

Cairo Communication SpA	217	898

Eni SpA	219	3,726

Esprinet SpA	142	578

Immobiliare Grande Distribuzione SIIQ SpA, REIT	69	523

Maire Tecnimont SpA *	125	448

Mediobanca Banca di Credito Finanziario SpA	134	1,423

Poste Italiane SpA (b)	97	1,037

Rizzoli Corriere Della Sera Mediagroup SpA *	601	874

Unieuro SpA *(b)	61	1,009

Unipol Gruppo SpA	102	521

		12,847

Japan — 20.9%

77 Bank Ltd. (The)	36	518

Acom Co. Ltd.	150	526

Advantest Corp.	42	1,185

Bridgestone Corp.	52	2,079

Brother Industries Ltd.	68	1,341

Concordia Financial Group Ltd.	197	769

Credit Saison Co. Ltd.	48	614

Daicel Corp.	99	1,107

Dai-ichi Life Holdings, Inc.	124	1,794

DMG Mori Co. Ltd.	75	1,081

FUJIFILM Holdings Corp.	11	528

Fujitsu Ltd.	8	565

Gunma Bank Ltd. (The)	178	707

Hitachi Capital Corp.	33	771

Hitachi Ltd.	89	2,960

Honda Motor Co. Ltd.	137	3,828

Isuzu Motors Ltd.	82	1,187

ITOCHU Corp.	140	2,530

Jafco Co. Ltd.	15	568

Japan Airlines Co. Ltd.	21	695

Kajima Corp.	90	1,336

Kansai Electric Power Co., Inc. (The)	98	1,182

KDDI Corp.	136	3,125

Kumagai Gumi Co. Ltd.	27	789

Maeda Corp.	54	535

Marubeni Corp.	219	1,571

Mitsubishi Corp.	118	3,237

Mitsubishi UFJ Financial Group, Inc.	931	4,620

Mitsubishi UFJ Lease & Finance Co. Ltd.	205	1,047

Mitsui & Co. Ltd.	161	2,606

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Mizuho Financial Group, Inc.	2,124	3,317

MS&AD Insurance Group Holdings, Inc.	37	1,141

Nippon Telegraph & Telephone Corp.	65	2,696

Nishi-Nippon Financial Holdings, Inc.	56	466

NTT DOCOMO, Inc.	107	2,315

Obayashi Corp.	95	938

Open House Co. Ltd.	14	525

Shimizu Corp.	83	707

Shinsei Bank Ltd.	71	984

Shizuoka Bank Ltd. (The)	82	632

Showa Denko KK	15	515

Sompo Holdings, Inc.	32	1,208

Sony Corp.	17	871

Sumitomo Chemical Co. Ltd.	238	1,187

Sumitomo Corp.	108	1,549

Sumitomo Heavy Industries Ltd.	28	981

Sumitomo Mitsui Financial Group, Inc.	111	4,034

Sumitomo Mitsui Trust Holdings, Inc.	44	1,528

T&D Holdings, Inc.	84	905

Taiheiyo Cement Corp.	34	1,103

Taisei Corp.	19	845

Teijin Ltd.	42	728

Tokuyama Corp.	27	681

Tosoh Corp.	49	782

Toyota Boshoku Corp.	52	761

Toyota Motor Corp.	163	10,073

Toyota Tsusho Corp.	42	1,392

TS Tech Co. Ltd.	23	697

Ube Industries Ltd.	17	357

Yokohama Rubber Co. Ltd. (The)	51	967

		90,286

Luxembourg — 0.3%

Aperam SA	16	497

RTL Group SA	15	868

		1,365

Malta — 0.1%

Kindred Group plc, SDR	62	542

Netherlands — 7.7%

ABN AMRO Group NV, CVA (b)	62	1,450

Aegon NV (a)	216	1,127

ASR Nederland NV	20	903

BE Semiconductor Industries NV	19	548

Flow Traders (b)	26	743

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

Heijmans NV, CVA *	80	908

ING Groep NV	327	4,171

Intertrust NV (b)	49	932

NIBC Holding NV (b)	89	852

NN Group NV	40	1,764

Randstad NV	18	1,039

Royal Dutch Shell plc, Class A	557	17,737

Signify NV (b)	35	1,055

		33,229

New Zealand — 0.3%

Air New Zealand Ltd.	386	691

Z Energy Ltd.	123	520

		1,211

Norway — 3.2%

DNB ASA *	111	2,132

DNO ASA	276	626

Elkem ASA *(b)	145	601

Equinor ASA	113	2,523

Europris ASA *(b)	179	560

Komplett Bank ASA *	298	442

Kvaerner ASA	285	396

Norwegian Finans Holding ASA *	99	813

Olav Thon Eiendomsselskap ASA	27	497

Scottish Salmon Co. Plc (The)	267	596

Selvaag Bolig ASA	106	600

SpareBank 1 Nord Norge	105	801

SpareBank 1 SMN	81	880

SpareBank 1 SR-Bank ASA	74	859

Stolt-Nielsen Ltd.	29	363

Storebrand ASA	58	489

Telenor ASA (a)	25	493

		13,671

Portugal — 0.3%

Altri SGPS SA	98	769

Semapa-Sociedade de Investimento e Gestao	36	585

		1,354

Russia — 0.3%

Evraz plc	139	1,139

Petropavlovsk plc *	2,612	286

		1,425

Singapore — 1.2%

DBS Group Holdings Ltd.	70	1,454

Jardine Cycle & Carriage Ltd.	18	478

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Singapore — continued

Oversea-Chinese Banking Corp. Ltd.	163	1,449

United Overseas Bank Ltd.	90	1,843

		5,224

South Africa — 0.6%

Anglo American plc	106	2,740

Spain — 3.0%

ACS Actividades de Construccion y Servicios SA	38	1,763

Banco Bilbao Vizcaya Argentaria SA (a)	507	3,081

Enagas SA	45	1,270

Mediaset Espana Comunicacion SA	77	598

Repsol SA	141	2,384

Talgo SA *(b)	80	528

Telefonica SA	404	3,372

		12,996

Sweden — 3.2%

Betsson AB *	96	731

Boliden AB *	31	929

Dometic Group AB (c)	60	550

Granges AB	57	615

Lindab International AB	64	726

Mycronic AB	35	497

Nobia AB *	86	544

Peab AB	84	770

Resurs Holding AB (b)	133	826

Skandinaviska Enskilda Banken AB, Class A	189	1,802

Skanska AB, Class B	48	836

SKF AB, Class B	27	504

SSAB AB, Class A	121	458

Svenska Handelsbanken AB, Class A	143	1,566

Swedbank AB, Class A	59	957

Tethys Oil AB	107	873

Volvo AB, Class B	33	531

		13,715

Switzerland — 5.6%

ABB Ltd. (Registered) *	26	528

Adecco Group AG (Registered)	19	1,117

Alcon, Inc. *	15	849

ALSO Holding AG (Registered) *	8	944

Dufry AG (Registered) *	5	497

Glencore plc *	829	3,290

Novartis AG (Registered)	74	6,039

Orior AG*	11	856

Roche Holding AG	3	858

INVESTMENTS	SHARES (000)		VALUE ($000)

Switzerland — continued

Swiss Life Holding AG (Registered) *	4		1,833

Swiss Re AG	29		2,768

Vetropack Holding AG	—	(d)	431

Zurich Insurance Group AG	13		4,014

			24,024

Ukraine — 0.2%

Ferrexpo plc	260		704

United Kingdom — 16.2%

Barratt Developments plc	203		1,600

Berkeley Group Holdings plc	18		899

Biffa plc (b)	205		635

Bovis Homes Group plc	63		916

BP plc	901		6,553

British American Tobacco plc	161		6,299

BT Group plc	713		2,128

Card Factory plc	218		583

Centrica plc	675		938

Charter Court Financial Services Group plc (b)	262		1,213

Dart Group plc	50		611

Derwent London plc, REIT	13		520

Dialog Semiconductor plc *	35		1,359

Dixons Carphone plc	269		511

EI Group plc *	213		593

Fiat Chrysler Automobiles NV	48		733

Firstgroup plc *	453		652

Forterra plc (b)	296		1,205

G4S plc	194		548

Genel Energy plc *	251		754

GlaxoSmithKline plc	342		7,028

Greene King plc	71		596

Gulf Keystone Petroleum Ltd. *	153		507

Imperial Brands plc	89		2,819

Inchcape plc	117		942

International Consolidated Airlines Group SA	130		916

International Personal Finance plc	298		712

ITV plc	750		1,340

J Sainsbury plc	252		732

JPJ Group plc *	106		988

Legal & General Group plc	671		2,439

Lloyds Banking Group plc	5,229		4,277

Marks & Spencer Group plc	244		909

McBride plc *	141		197

McBride plc (Preference) *	2,115		3

Micro Focus International plc	38		971

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Mitchells & Butlers plc *	214	712

Morgan Sindall Group plc	44	750

National Express Group plc	96	515

OneSavings Bank plc	183	1,039

Persimmon plc	38	1,107

Reach plc	217	210

Royal Bank of Scotland Group plc	608	1,903

St Modwen Properties plc	96	516

Staffline Group plc	34	387

Taylor Wimpey plc	677	1,605

U & I Group plc	318	739

Vodafone Group plc	1,960	3,635

WPP plc	158	1,977

		69,721

United States — 0.2%

TI Fluid Systems plc (b)	259	716

Total Common Stocks (Cost $424,215)		413,787

Short-term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (e) (f) (Cost $12,915)	12,911	12,915

Investment of Cash Collateral from Securities Loaned — 1.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (e) (f) (Cost $8,406)	8,406	8,406

Total Investments — 100.8% (Cost $445,536)		435,108
Liabilities in Excess of Other Assets — (0.8)%		(3,475)

NET ASSETS — 100.0%		431,633

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	14.9%

Oil, Gas & Consumable Fuels	11.7

Insurance	8.9

Metals & Mining	6.5

Automobiles	4.7

Diversified Telecommunication Services	4.0

Trading Companies & Distributors	3.4

Pharmaceuticals	3.2

Real Estate Management & Development	2.8

Construction & Engineering	2.6

Tobacco	2.3

Media	2.2

Wireless Telecommunication Services	2.2

Auto Components	2.1

Chemicals	2.0

Household Durables	2.0

Investment of cash collateral from securities loaned	1.9

Electronic Equipment, Instruments & Components	1.4

Airlines	1.2

Specialty Retail	1.1

Hotels, Restaurants & Leisure	1.1

Machinery	1.0

Professional Services	1.0

Others (each less than 1.0%)	12.8

Short-Term Investments	3.0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
SCA	Limited partnership with share capital
SGPS	Holding company

(a)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $8,046,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than one thousand.
(e)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	129	06/2019	EUR	5,002	222

FTSE 100 Index	35	06/2019	GBP	3,368	53

TOPIX Index	33	06/2019	JPY	4,810	45

					320

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$1,390,599		$5,833,359	$369,020		$568,153
Investments in affiliates, at value	17,075		138,231	2,387		5,721
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	143		23,445	—		60,001
Cash	1,627		2,154	218		96
Foreign currency, at value	1,760		21,748	1,880		77
Deposits at broker for futures contracts	—		—	224		—
Receivables:
Investment securities sold	795		2,937	13,045		6,836
Fund shares sold	49		11,313	—	(a)	59
Dividends from non-affiliates	1,184		4,005	424		1,672
Dividends from affiliates	38		239	3		20
Tax reclaims	11		16	—		4,596
Securities lending income (See Note 2.C.)	7		64	—		61
Deferred offering cost (See Note 2.G.)	—		—	29		—

Total Assets	1,413,288		6,037,511	387,230		647,292

LIABILITIES:
Payables:
Investment securities purchased	2,339		30,225	13,194		2,938
Collateral received on securities loaned (See Note 2.C.)	143		23,445	—		60,001
Fund shares redeemed	24		3,036	1,571		530
Variation margin on futures contracts	—		—	4		—
Accrued liabilities:
Investment advisory fees	695		3,398	55		315
Administration fees	—		—	13		37
Distribution fees	4		132	—		38
Service fees	3		321	1		39
Custodian and accounting fees	362		954	53		68
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)	—	(a)
Deferred foreign capital gains tax	26		13,531	—		—
Other	125		205	27		100

Total Liabilities	3,721		75,248	14,918		64,066

Net Assets	$1,409,567		$5,962,263	$372,312		$583,226

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan Emerging Economies Fund	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$1,343,103	$4,508,487	$352,030	$648,578
Total distributable earnings (loss)	66,464	1,453,776	20,282	(65,352)

Total Net Assets	$1,409,567	$5,962,263	$372,312	$583,226

Net Assets:
Class A	$11,814	$487,212	$—	$110,188
Class C	1,696	55,930	—	24,278
Class I	9,287	1,193,154	9,931	102,292
Class L	—	663,335	—	72,248
Class R2	—	113	—	—
Class R3	—	1,365	—	—
Class R4	—	1,359	—	—
Class R5	235	37,001	—	—
Class R6	1,386,535	3,522,794	362,381	274,220

Total	$1,409,567	$5,962,263	$372,312	$583,226

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	897	16,671	—	4,636
Class C	133	1,974	—	1,151
Class I	714	39,916	586	4,223
Class L	—	22,032	—	2,948
Class R2	—	4	—	—
Class R3	—	47	—	—
Class R4	—	46	—	—
Class R5	18	1,232	—	—
Class R6	107,627	117,196	21,385	11,239

Net Asset Value (a):
Class A — Redemption price per share	$13.16	$29.22	$—	$23.77
Class C — Offering price per share (b)	12.75	28.33	—	21.09
Class I — Offering and redemption price per share	13.01	29.89	16.94	24.22
Class L — Offering and redemption price per share	—	30.11	—	24.51
Class R2 — Offering and redemption price per share	—	28.99	—	—
Class R3 — Offering and redemption price per share	—	29.13	—	—
Class R4 — Offering and redemption price per share	—	29.79	—	—
Class R5 — Offering and redemption price per share	13.09	30.04	—	—
Class R6 — Offering and redemption price per share	12.88	30.06	16.95	24.40
Class A maximum sales charge	5.25%	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.89	$30.84	$—	$25.09

Cost of investments in non-affiliates	$1,199,943	$4,290,953	$353,588	$535,172
Cost of investments in affiliates	17,075	138,231	2,387	5,721
Cost of foreign currency	1,577	21,803	1,882	77
Investment securities on loan, at value	136	22,871	—	50,821
Cost of investment of cash collateral	143	23,445	—	60,001

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Research Enhanced Index Fund		JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
ASSETS:
Investments in non-affiliates, at value	$4,588,269		$3,383,571	$4,433,305	$131,773
Investments in affiliates, at value	3,058		57,922	82,881	1,314
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	88,973		176,378	372,445	—
Cash	160		32	10	28
Foreign currency, at value	1,176		—	15	104
Deposits at broker for futures contracts	894		3,280	—	—
Receivables:
Investment securities sold	7,704		29,797	35,239	542
Fund shares sold	222		159	1,190	178
Dividends from non-affiliates	8,835		20,607	17,683	587
Dividends from affiliates	49		122	186	3
Tax reclaims	7,724		10,474	10,921	599
Securities lending income (See Note 2.C.)	102		139	—	—
Variation margin on futures contracts	—		280	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—		—	—	57
Other assets	—		—	—	51

Total Assets	4,707,166		3,682,761	4,953,875	135,236

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—		3,537	—	—
Investment securities purchased	7,692		18,525	9,245	3
Collateral received on securities loaned (See Note 2.C.)	88,973		176,378	372,445	—
Fund shares redeemed	3,634		440	1,419	307
Variation margin on futures contracts	5		—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—		—	—	244
Accrued liabilities:
Investment advisory fees	631		1,339	1,746	89
Administration fees	206		—	—	—
Distribution fees	—		46	68	78
Service fees	29		36	74	68
Custodian and accounting fees	166		202	207	21
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	—
Other	251		83	72	38

Total Liabilities	101,587		200,586	385,276	848

Net Assets	$4,605,579		$3,482,175	$4,568,599	$134,388

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan Global Research Enhanced Index Fund	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
NET ASSETS:
Paid-in-Capital	$3,128,718	$3,466,655	$3,900,940	$126,547
Total distributable earnings (loss)	1,476,861	15,520	667,659	7,841

Total Net Assets	$4,605,579	$3,482,175	$4,568,599	$134,388

Net Assets:
Class A	$—	$155,312	$276,199	$57,006
Class C	—	1,466	18,032	11,914
Class I	387,770	66,799	171,251	47,455
Class R2	—	32,232	1,801	301
Class R5	—	—	21,760	185
Class R6	4,217,809	3,226,366	4,079,556	17,527

Total	$4,605,579	$3,482,175	$4,568,599	$134,388

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	7,867	16,586	3,650
Class C	—	73	1,145	769
Class I	17,848	3,254	10,126	3,029
Class R2	—	1,658	109	19
Class R5	—	—	1,284	12
Class R6	196,518	159,730	240,832	1,119

Net Asset Value (a):
Class A — Redemption price per share	$—	$19.74	$16.65	$15.62
Class C — Offering price per share (b)	—	20.03	15.75	15.49
Class I — Offering and redemption price per share	21.73	20.53	16.91	15.67
Class R2 — Offering and redemption price per share	—	19.45	16.55	15.58
Class R5 — Offering and redemption price per share	—	—	16.94	15.68
Class R6 — Offering and redemption price per share	21.46	20.20	16.94	15.67
Class A maximum sales charge	–%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$—	$20.83	$17.57	$16.49

Cost of investments in non-affiliates	$3,295,606	$3,274,851	$3,612,173	$121,547
Cost of investments in affiliates	3,058	57,922	82,881	1,314
Cost of foreign currency	1,174	—	18	103
Investment securities on loan, at value	85,387	163,187	355,310	—
Cost of investment of cash collateral	88,973	176,378	372,445	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund		JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$49,345		$4,412,747		$511,676		$413,787
Investments in affiliates, at value	1,374		168,625		21,161		12,915
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		215,789		27,556		8,406
Options purchased, at value	115		—		—		—
Cash	281		25		289		47
Foreign currency, at value	67		3,897		—		664
Deposits at broker for futures contracts	100		8,427		—		911
Deposits at broker for written options contracts	8		—		—		—
Receivables:
Due from custodian	—		—		4,495		444
Investment securities sold	231		14,782		2		—
Fund shares sold	1		2,490		1,059		401
Dividends from non-affiliates	208		19,817		1,556		2,646
Dividends from affiliates	1		331		41		28
Tax reclaims	17		14,753		552		2,744
Securities lending income (See Note 2.C.)	—		29		4		5
Variation margin on futures contracts	—		—		—		83
Due from adviser	19		—		—		—
Deferred offering cost (See Note 2.G.)	88		—		—		—

Total Assets	51,855		4,861,712		568,391		443,081

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—		—		243		—
Investment securities purchased	66		5,929		10,961		1,531
Collateral received on securities loaned (See Note 2.C.)	—		215,789		27,556		8,406
Fund shares redeemed	—		30,126		413		754
Variation margin on futures contracts	2		342		—		—
Outstanding options written, at fair value	467		—		—		—
Accrued liabilities:
Investment advisory fees	—		623		179		162
Administration fees	—		205		—		—
Distribution fees	—	(a)	42		32		48
Service fees	10		26		45		45
Custodian and accounting fees	6		256		34		71
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—
Other	18		234		28		431

Total Liabilities	569		253,572		39,491		11,448

Net Assets	$51,286		$4,608,140		$528,900		$431,633

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$50,532	$4,613,279	$518,449	$464,819
Total distributable earnings (loss)	754	(5,139)	10,451	(33,186)

Total Net Assets	$51,286	$4,608,140	$528,900	$431,633

Net Assets:
Class A	$20	$203,351	$96,665	$194,441
Class C	20	—	20,361	11,095
Class I	51,205	170,571	177,585	55,236
Class L	—	—	—	38,815
Class R2	—	—	989	1,159
Class R5	20	—	3,307	76
Class R6	21	4,234,218	229,993	130,811

Total	$51,286	$4,608,140	$528,900	$431,633

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1	11,639	4,699	15,778
Class C	1	—	1,001	929
Class I	3,363	9,647	8,528	4,375
Class L	—	—	—	3,093
Class R2	—	—	48	96
Class R5	1	—	159	6
Class R6	2	240,429	11,054	10,464

Net Asset Value (a):
Class A — Redemption price per share	$15.22	$17.47	$20.57	$12.32
Class C — Offering price per share (b)	15.21	—	20.35	11.94
Class I — Offering and redemption price per share	15.23	17.68	20.82	12.63
Class L — Offering and redemption price per share	—	—	—	12.55
Class R2 — Offering and redemption price per share	—	—	20.45	12.08
Class R5 — Offering and redemption price per share	15.23	—	20.80	12.48
Class R6 — Offering and redemption price per share	15.23	17.61	20.81	12.50
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.06	$18.44	$21.71	$13.00

Cost of investments in non-affiliates	$48,629	$4,321,197	$451,749	$424,215
Cost of investments in affiliates	1,374	168,624	21,161	12,915
Cost of options purchased	470	—	—	—
Cost of foreign currency	67	3,887	—	662
Investment securities on loan, at value	—	206,403	26,465	8,046
Cost of investment of cash collateral	—	215,789	27,556	8,406
Premiums received from options written	478	—	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Economies Fund	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund (a)	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$10		$1	$10
Interest income from affiliates	5	6		4	— (b)
Dividend income from non-affiliates	14,978	25,566		1,384	12,988
Dividend income from affiliates	164	757		87	202
Income from securities lending (net)	8	513		—	97
Foreign taxes withheld	(2,366)	(1,629)		(120)	(1,003)

Total investment income	12,791	25,223		1,356	12,294

EXPENSES:
Investment advisory fees	6,293	21,092		222	1,977
Administration fees	572	1,911		67	235
Distribution fees:
Class A	14	471		—	141
Class C	7	179		—	99
Class R2	—	—	(b)	—	—
Class R3	—	1		—	—
Service fees:
Class A	14	471		—	141
Class C	2	60		—	33
Class I (c)	17	1,118		4	140
Class L	—	269		—	45
Class R2	—	—	(b)	—	—
Class R3	—	1		—	—
Class R4	—	1		—	—
Class R5	— (b)	14		—	—
Custodian and accounting fees	573	1,461		62	91
Interest expense to affiliates	53	55		— (b)	9
Professional fees	62	68		35	52
Trustees’ and Chief Compliance Officer’s fees	16	23		9	14
Printing and mailing costs	28	220		7	22
Registration and filing fees	40	120		3	46
Transfer agency fees (See Note 2.I.)	20	81		1	17
Offering costs (See Note 2.G.)	—	—		19	—
Other	13	36		6	11

Total expenses	7,724	27,652		435	3,073

Less fees waived	(2,532)	(5,771)		(71)	(117)
Less expense reimbursements	(6)	(15)		(59)	—

Net expenses	5,186	21,866		305	2,956

Net investment income (loss)	7,605	3,357		1,051	9,338

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(49,403)	57,327	(d)	528	(47,716)
Investments in affiliates	— (b)	—	(b)	— (b)	— (b)
Futures contracts	1,803	2,644		3,261	187
Foreign currency transactions	(152)	(285)		4	61

Net realized gain (loss)	(47,752)	59,686		3,793	(47,468)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	191,447 (e)	992,353	(f)	15,432	71,097
Investments in affiliates	—	—	(b)	— (b)	— (b)
Futures contracts	—	—		41	(201)
Foreign currency translations	46	(69)		(9)	(21)

Change in net unrealized appreciation/depreciation	191,493	992,284		15,464	70,875

Net realized/unrealized gains (losses)	143,741	1,051,970		19,257	23,407

Change in net assets resulting from operations	$151,346	$1,055,327		$20,308	$32,745

(a)	Commencement of operations was December 11, 2018.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(d)	Net of foreign capital gains tax of approximately $189,000 for JPMorgan Emerging Markets Equity Fund.
(e)	Net of change in foreign capital gains tax of approximately $(26,000) for JPMorgan Emerging Economies Fund.
(f)	Net of change in foreign capital gains tax of approximately $(10,729,000) for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan Global Research Enhanced Index Fund	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Equity Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$29	$24	$— (a)	$— (a)
Interest income from affiliates	4	1	— (a)	— (a)
Dividend income from non-affiliates	63,824	61,015	61,961	3,167
Dividend income from affiliates	319	652	874	13
Income from securities lending (net)	350	293	1	—
Foreign taxes withheld	(2,744)	(3,966)	(4,878)	(293)

Total investment income	61,782	58,019	57,958	2,887

EXPENSES:
Investment advisory fees	4,869	10,008	14,072	456
Administration fees	1,884	1,286	1,631	50
Distribution fees:
Class A	—	190	310	73
Class C	—	6	67	44
Class R2	—	77	4	— (a)
Service fees:
Class A	—	190	310	73
Class C	—	2	22	15
Class I	492	77	208	55
Class R2	—	39	2	— (a)
Class R5	—	—	10	— (a)
Custodian and accounting fees	233	292	306	36
Interest expense to affiliates	103	3	3	5
Professional fees	92	69	74	68
Trustees’ and Chief Compliance Officer’s fees	23	19	21	12
Printing and mailing costs	117	43	46	10
Registration and filing fees	53	47	47	35
Transfer agency fees (See Note 2.I.)	27	57	40	12
Other	40	28	30	5

Total expenses	7,933	12,433	17,203	949

Less fees waived	(1,590)	(3,070)	(5,879)	(388)
Less expense reimbursements	—	—	—	— (a)

Net expenses	6,343	9,363	11,324	561

Net investment income (loss)	55,439	48,656	46,634	2,326

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	231,748	(93,709)	(176,599)	(2,089)
Investments in affiliates	— (a)	—	(1)	—
Futures contracts	(1,118)	(663)	—	—
Foreign currency transactions	856	(201)	(199)	(11)
Forward foreign currency exchange contracts	—	—	—	603

Net realized gain (loss)	231,486	(94,573)	(176,799)	(1,497)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	100,555	174,869	583,151	12,063
Investments in affiliates	—	— (a)	—	—
Futures contracts	(774)	3,200	—	—
Foreign currency translations	(53)	(58)	(35)	(13)
Forward foreign currency exchange contracts	—	—	—	(513)

Change in net unrealized appreciation/depreciation	99,728	178,011	583,116	11,537

Net realized/unrealized gains (losses)	331,214	83,438	406,317	10,040

Change in net assets resulting from operations	$386,653	$132,094	$452,951	$12,366

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund (a)		JPMorgan International Research Enhanced Equity Fund	JPMorgan International Unconstrained Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(b)	$45	$— (b)	$5
Interest income from affiliates	1		1	— (b)	— (b)
Dividend income from non-affiliates	402		86,164	5,870	9,456
Dividend income from affiliates	1		1,062	97	94
Income from securities lending (net)	—		381	9	55
Foreign taxes withheld	(43)		(7,195)	(444)	(654)

Total investment income	361		80,458	5,532	8,956

EXPENSES:
Investment advisory fees	15		4,528	1,572	1,323
Administration fees	5		1,747	178	170
Distribution fees:
Class A	—	(b)	247	106	247
Class C	—	(b)	—	77	45
Class R2	—		—	2	3
Service fees:
Class A	—	(b)	247	106	247
Class C	—	(b)	—	26	15
Class I	15		193	210	73
Class L	—		—	—	25
Class R2	—		—	1	1
Class R5	—	(b)	—	1	— (b)
Custodian and accounting fees	6		330	64	68
Interest expense to affiliates	—	(b)	4	2	17
Professional fees	16		86	37	58
Trustees’ and Chief Compliance Officer’s fees	—	(b)	21	14	14
Printing and mailing costs	5		114	22	15
Registration and filing fees	—	(b)	47	63	52
Transfer agency fees (See Note 2.I.)	—	(b)	48	18	13
Offering costs (See Note 2.G.)	15		—	—	—
Other	5		49	6	11

Total expenses	82		7,661	2,505	2,397

Less fees waived	(20)		(1,639)	(780)	(583)
Less expense reimbursements	(25)		—	— (b)	— (b)

Net expenses	37		6,022	1,725	1,814

Net investment income (loss)	324		74,436	3,807	7,142

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	30		(94,056)	(23,093)	(29,252)
Investments in affiliates	—		—	—	— (b)
Futures contracts	—		4,121	—	995
Foreign currency transactions	13		(352)	212	227
Forward foreign currency exchange contracts	—		—	(711)	—

Net realized gain (loss)	43		(90,287)	(23,592)	(28,030)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	716		350,538	85,427	30,909
Investments in affiliates	—		1	— (b)	—
Options purchased	(355)		—	—	—
Futures contracts	16		4,817	—	320
Foreign currency translations	(1)		(48)	9	(25)
Options written	11		—	—	—

Change in net unrealized appreciation/depreciation	387		355,308	85,436	31,204

Net realized/unrealized gains (losses)	430		265,021	61,844	3,174

Change in net assets resulting from operations	$754		$339,457	$65,651	$10,316

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,605	$54,858	$3,357	$45,111
Net realized gain (loss)	(47,752)	3,639	59,686	(15,331)
Change in net unrealized appreciation/depreciation	191,493	(408,284)	992,284	(763,494)

Change in net assets resulting from operations	151,346	(349,787)	1,055,327	(733,714)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(3,219)	(1,554)	(788)
Class C	(36)	(37)	(59)	(4)
Class I	(392)	(1,440)	(6,646)	(2,829)
Class L	—	—	(4,471)	(2,054)
Class R2	—	—	(1)	— (a)
Class R3	—	—	(1)	— (a)
Class R4	—	—	(11)	— (a)
Class R5	(6)	(8)	(296)	(1)
Class R6	(49,198)	(39,227)	(30,900)	(16,464)

Total distributions to shareholders	(49,632)	(43,931)	(43,939)	(22,140)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(247,804)	(88,320)	349,670	909,171

NET ASSETS:
Change in net assets	(146,090)	(482,038)	1,361,058	153,317
Beginning of period	1,555,657	2,037,695	4,601,205	4,447,888

End of period	$1,409,567	$1,555,657	$5,962,263	$4,601,205

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Research Enhanced Equity Fund (a)	JPMorgan Europe Dynamic Fund
	Period Ended April 30, 2019 (unaudited)	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,051	$9,338	$16,413
Net realized gain (loss)	3,793	(47,468)	2,070
Change in net unrealized appreciation/depreciation	15,464	70,875	(138,449)

Change in net assets resulting from operations	20,308	32,745	(119,966)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(2,841)	(2,283)
Class C	—	(583)	(435)
Class I (b)	—	(3,245)	(2,988)
Class L	—	(2,456)	(9,949)
Class R6 (c)	(26)	(7,813)	—

Total distributions to shareholders	(26)	(16,938)	(15,655)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	352,030	(117,928)	(156,528)

NET ASSETS:
Change in net assets	372,312	(102,121)	(292,149)
Beginning of period	—	685,347	977,496

End of period	$372,312	$583,226	$685,347

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Europe Dynamic Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan Global Research Enhanced Index Fund		JPMorgan International Advantage Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$55,439	$165,412	$48,656	$90,413
Net realized gain (loss)	231,486	641,468	(94,573)	(37,511)
Change in net unrealized appreciation/depreciation	99,728	(659,780)	178,011	(455,595)

Change in net assets resulting from operations	386,653	147,100	132,094	(402,693)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	—	(3,427)	(4,177)
Class C	—	—	(25)	(19)
Class I	(40,598)	(14,541)	(1,458)	(1,091)
Class R2	—	—	(638)	(172)
Class R6 (a)	(509,050)	(144,723)	(82,457)	(61,869)

Total distributions to shareholders	(549,648)	(159,264)	(88,005)	(67,328)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,078,402)	(2,804,320)	34,830	717,668

NET ASSETS:
Change in net assets	(1,241,397)	(2,816,484)	78,919	247,647
Beginning of period	5,846,976	8,663,460	3,403,256	3,155,609

End of period	$4,605,579	$5,846,976	$3,482,175	$3,403,256

(a)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,634	$105,451	$2,326	$6,142
Net realized gain (loss)	(176,799)	91,823	(1,497)	14,139
Change in net unrealized appreciation/depreciation	583,116	(738,163)	11,537	(30,002)

Change in net assets resulting from operations	452,951	(540,889)	12,366	(9,721)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,817)	(4,237)	(2,792)	(2,651)
Class C	(504)	(224)	(540)	(380)
Class I	(5,707)	(2,341)	(2,064)	(2,728)
Class R2	(54)	(26)	(13)	(8)
Class R5	(688)	(355)	(8)	(11)
Class R6	(137,191)	(59,589)	(682)	(515)

Total distributions to shareholders	(151,961)	(66,772)	(6,099)	(6,293)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,485)	869,664	(13,330)	(42,991)

NET ASSETS:
Change in net assets	299,505	262,003	(7,063)	(59,005)
Beginning of period	4,269,094	4,007,091	141,451	200,456

End of period	$4,568,599	$4,269,094	$134,388	$141,451

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan International Hedged Equity Fund (a)	JPMorgan International Research Enhanced Equity Fund
	Period Ended April 30, 2019 (unaudited)	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$324	$74,436	$155,204
Net realized gain (loss)	43	(90,287)	(30,100)
Change in net unrealized appreciation/depreciation	387	355,308	(588,793)

Change in net assets resulting from operations	754	339,457	(463,689)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(6,271)	(6,079)
Class I	—	(5,060)	(22,656)
Class R6 (b)	—	(149,729)	(79,541)

Total distributions to shareholders	—	(161,060)	(108,276)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	50,532	(270,875)	233,881

NET ASSETS:
Change in net assets	51,286	(92,478)	(338,084)
Beginning of period	—	4,700,618	5,038,702

End of period	$51,286	$4,608,140	$4,700,618

(a)	Commencement of operations was March 15, 2019.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,807	$10,358	$7,142	$19,670
Net realized gain (loss)	(23,592)	(26,039)	(28,030)	29,907
Change in net unrealized appreciation/depreciation	85,436	(65,981)	31,204	(113,795)

Change in net assets resulting from operations	65,651	(81,662)	10,316	(64,218)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,618)	(451)	(7,451)	(6,784)
Class C	(296)	(86)	(419)	(316)
Class I	(3,745)	(1,315)	(2,481)	(3,872)
Class L	—	—	(2,611)	(4,302)
Class R2	(15)	(2)	(40)	(27)
Class R5	(72)	(1)	(3)	(2)
Class R6	(4,394)	(1,288)	(5,309)	(2,922)

Total distributions to shareholders	(10,140)	(3,143)	(18,314)	(18,225)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,841)	202,406	(81,938)	(189,775)

NET ASSETS:
Change in net assets	53,670	117,601	(89,936)	(272,218)
Beginning of period	475,230	357,629	521,569	793,787

End of period	$528,900	$475,230	$431,633	$521,569

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,775	$47,288	$192,714	$170,141
Distributions reinvested	—	3,218	1,529	781
Cost of shares redeemed	(1,742)	(200,853)	(155,979)	(268,020)

Change in net assets resulting from Class A capital transactions	$33	$(150,347)	$38,264	$(97,098)

Class C
Proceeds from shares issued	$40	$597	$9,627	$18,903
Distributions reinvested	36	37	58	4
Cost of shares redeemed	(388)	(1,042)	(7,258)	(15,849)

Change in net assets resulting from Class C capital transactions	$(312)	$(408)	$2,427	$3,058

Class I
Proceeds from shares issued	$3,013	$31,661	$461,535	$573,932
Distributions reinvested	373	785	5,945	2,460
Cost of shares redeemed	(8,017)	(74,945)	(227,576)	(295,493)

Change in net assets resulting from Class I capital transactions	$(4,631)	$(42,499)	$239,904	$280,899

Class L
Proceeds from shares issued	$—	$—	$204,527	$284,033
Distributions reinvested	—	—	3,845	1,682
Cost of shares redeemed	—	—	(130,692)	(159,480)

Change in net assets resulting from Class L capital transactions	$—	$—	$77,680	$126,235

Class R2
Proceeds from shares issued	$—	$—	$20	$94
Distributions reinvested	—	—	1	— (a)
Cost of shares redeemed	—	—	(23)	(5)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(2)	$89

Class R3
Proceeds from shares issued	$—	$—	$1,061	$460
Distributions reinvested	—	—	1	— (a)
Cost of shares redeemed	—	—	(154)	(40)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$908	$420

Class R4
Proceeds from shares issued	$—	$—	$1,363	$42
Distributions reinvested	—	—	11	— (a)
Cost of shares redeemed	—	—	(277)	(30)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$1,097	$12

Class R5
Proceeds from shares issued	$15	$160	$34,703	$2,991
Distributions reinvested	6	8	296	1
Cost of shares redeemed	(89)	(234)	(5,282)	(1,077)

Change in net assets resulting from Class R5 capital transactions	$(68)	$(66)	$29,717	$1,915

Class R6
Proceeds from shares issued	$3,972	$260,203	$554,480	$968,052
Distributions reinvested	49,198	39,227	30,363	16,155
Cost of shares redeemed	(295,996)	(194,430)	(625,168)	(390,566)

Change in net assets resulting from Class R6 capital transactions	$(242,826)	$105,000	$(40,325)	$593,641

Total change in net assets resulting from capital transactions	$(247,804)	$(88,320)	$349,670	$909,171

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Economies Fund		JPMorgan Emerging Markets Equity Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	145	3,245	7,191	5,977
Reinvested	—	220	64	28
Redeemed	(140)	(14,776)	(6,082)	(9,556)

Change in Class A Shares	5	(11,311)	1,173	(3,551)

Class C
Issued	3	40	369	679
Reinvested	3	2	3	— (a)
Redeemed	(31)	(75)	(288)	(598)

Change in Class C Shares	(25)	(33)	84	81

Class I
Issued	242	2,182	16,773	19,902
Reinvested	32	53	243	84
Redeemed	(630)	(5,448)	(8,726)	(10,613)

Change in Class I Shares	(356)	(3,213)	8,290	9,373

Class L
Issued	—	—	7,547	9,765
Reinvested	—	—	156	57
Redeemed	—	—	(4,995)	(5,623)

Change in Class L Shares	—	—	2,708	4,199

Class R2
Issued	—	—	1	3
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(1)	— (a)

Change in Class R2 Shares	—	—	— (a)	3

Class R3
Issued	—	—	39	15
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(6)	(2)

Change in Class R3 Shares	—	—	33	13

Class R4
Issued	—	—	55	1
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(10)	(1)

Change in Class R4 Shares	—	—	45	— (a)

Class R5
Issued	1	9	1,346	100
Reinvested	1	1	12	— (a)
Redeemed	(7)	(15)	(194)	(39)

Change in Class R5 Shares	(5)	(5)	1,164	61

Class R6
Issued	325	17,691	19,680	33,718
Reinvested	4,274	2,667	1,233	550
Redeemed	(23,765)	(13,961)	(23,080)	(13,768)

Change in Class R6 Shares	(19,166)	6,397	(2,167)	20,500

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan Emerging Markets Research Enhanced Equity Fund (a)	JPMorgan Europe Dynamic Fund
	Period Ended April 30, 2019 (unaudited)	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$4,283	$26,652
Distributions reinvested	—	2,752	2,203
Cost of shares redeemed	—	(24,815)	(46,333)

Change in net assets resulting from Class A capital transactions	$—	$(17,780)	$(17,478)

Class C
Proceeds from shares issued	$—	$120	$6,854
Distributions reinvested	—	552	395
Cost of shares redeemed	—	(8,129)	(16,722)

Change in net assets resulting from Class C capital transactions	$—	$(7,457)	$(9,473)

Class I (b)
Proceeds from shares issued	$9,633	$6,883	$40,086
Distributions reinvested	—	3,023	2,739
Cost of shares redeemed	—	(49,067)	(63,918)

Change in net assets resulting from Class I capital transactions	$9,633	$(39,161)	$(21,093)

Class L
Proceeds from shares issued	$—	$8,918	$55,265
Distributions reinvested	—	2,405	8,412
Cost of shares redeemed	—	(333,852)	(172,181)

Change in net assets resulting from Class L capital transactions	$—	$(322,529)	$(108,504)

Class R6 (c)
Proceeds from shares issued	$345,498	$292,634	$20
Distributions reinvested	26	7,813	—
Cost of shares redeemed	(3,127)	(31,448)	—

Change in net assets resulting from Class R6 capital transactions	$342,397	$268,999	$20

Total change in net assets resulting from capital transactions	$352,030	$(117,928)	$(156,528)

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Europe Dynamic Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Research Enhanced Equity Fund (a)	JPMorgan Europe Dynamic Fund
	Period Ended April 30, 2019 (unaudited)	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	—	192	1,011
Reinvested	—	131	83
Redeemed	—	(1,106)	(1,777)

Change in Class A Shares	—	(783)	(683)

Class C
Issued	—	6	288
Reinvested	—	30	17
Redeemed	—	(411)	(721)

Change in Class C Shares	—	(375)	(416)

Class I (b)
Issued	586	307	1,455
Reinvested	—	141	102
Redeemed	—	(2,181)	(2,401)

Change in Class I Shares	586	(1,733)	(844)

Class L
Issued	—	391	2,041
Reinvested	—	111	310
Redeemed	—	(13,998)	(6,665)

Change in Class L Shares	—	(13,496)	(4,314)

Class R6 (c)
Issued	21,568	12,204	1
Reinvested	2	363	—
Redeemed	(185)	(1,329)	—

Change in Class R6 Shares	21,385	11,238	1

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Europe Dynamic Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan Global Research Enhanced Index Fund		JPMorgan International Advantage Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$20,612	$51,817
Distributions reinvested	—	—	3,422	4,173
Cost of shares redeemed	—	—	(26,890)	(109,134)

Change in net assets resulting from Class A capital transactions	$—	$—	$(2,856)	$(53,144)

Class C
Proceeds from shares issued	$—	$—	$81	$733
Distributions reinvested	—	—	25	19
Cost of shares redeemed	—	—	(309)	(631)

Change in net assets resulting from Class C capital transactions	$—	$—	$(203)	$121

Class I
Proceeds from shares issued	$33,116	$388,984	$11,350	$29,375
Distributions reinvested	38,256	14,320	1,457	1,088
Cost of shares redeemed	(116,307)	(8,753,055)	(7,686)	(15,042)

Change in net assets resulting from Class I capital transactions	$(44,935)	$(8,349,751)	$5,121	$15,421

Class R2
Proceeds from shares issued	$—	$—	$3,691	$36,008
Distributions reinvested	—	—	631	165
Cost of shares redeemed	—	—	(4,151)	(8,962)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$171	$27,211

Class R6 (a)
Proceeds from shares issued	$41,670	$9,245,823	$96,161	$857,123
Distributions reinvested	505,892	144,635	82,457	61,869
Cost of shares redeemed	(1,581,029)	(3,845,027)	(146,021)	(190,933)

Change in net assets resulting from Class R6 capital transactions	$(1,033,467)	$5,545,431	$32,597	$728,059

Total change in net assets resulting from capital transactions	$(1,078,402)	$(2,804,320)	$34,830	$717,668

(a)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Research Enhanced Index Fund		JPMorgan International Advantage Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	—	—	1,079	2,376
Reinvested	—	—	193	191
Redeemed	—	—	(1,428)	(5,011)

Change in Class A Shares	—	—	(156)	(2,444)

Class C
Issued	—	—	3	33
Reinvested	—	—	2	1
Redeemed	—	—	(16)	(29)

Change in Class C Shares	—	—	(11)	5

Class I
Issued	1,665	17,041	578	1,323
Reinvested	1,954	633	79	48
Redeemed	(5,730)	(388,734)	(396)	(665)

Change in Class I Shares	(2,111)	(371,060)	261	706

Class R2
Issued	—	—	197	1,658
Reinvested	—	—	36	7
Redeemed	—	—	(221)	(418)

Change in Class R2 Shares	—	—	12	1,247

Class R6 (a)
Issued	2,121	411,331	5,032	37,675
Reinvested	26,123	6,466	4,558	2,771
Redeemed	(80,234)	(169,289)	(7,489)	(8,343)

Change in Class R6 Shares	(51,990)	248,508	2,101	32,103

(a)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan Global Research Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,816	$100,845	$5,755	$22,501
Distributions reinvested	7,729	4,198	2,791	2,651
Cost of shares redeemed	(45,345)	(131,999)	(22,491)	(33,621)

Change in net assets resulting from Class A capital transactions	$17,200	$(26,956)	$(13,945)	$(8,469)

Class C
Proceeds from shares issued	$1,061	$5,285	$613	$2,751
Distributions reinvested	479	210	531	375
Cost of shares redeemed	(3,690)	(7,946)	(2,065)	(3,140)

Change in net assets resulting from Class C capital transactions	$(2,150)	$(2,451)	$(921)	$(14)

Class I
Proceeds from shares issued	$32,257	$111,356	$17,245	$23,491
Distributions reinvested	5,624	2,206	2,049	2,693
Cost of shares redeemed	(57,467)	(47,783)	(21,742)	(59,282)

Change in net assets resulting from Class I capital transactions	$(19,586)	$65,779	$(2,448)	$(33,098)

Class R2
Proceeds from shares issued	$384	$597	$66	$106
Distributions reinvested	28	12	13	8
Cost of shares redeemed	(551)	(597)	(59)	(143)

Change in net assets resulting from Class R2 capital transactions	$(139)	$12	$20	$(29)

Class R5
Proceeds from shares issued	$262	$547	$1	$46
Distributions reinvested	687	354	8	11
Cost of shares redeemed	(144)	(461)	(9)	(1,196)

Change in net assets resulting from Class R5 capital transactions	$805	$440	$— (a)	$(1,139)

Class R6
Proceeds from shares issued	$103,804	$1,112,330	$6,740	$3,978
Distributions reinvested	137,191	59,589	682	515
Cost of shares redeemed	(238,610)	(339,079)	(3,458)	(4,735)

Change in net assets resulting from Class R6 capital transactions	$2,385	$832,840	$3,964	$(242)

Total change in net assets resulting from capital transactions	$(1,485)	$869,664	$(13,330)	$(42,991)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Equity Income Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	3,548	5,747	390	1,348
Reinvested	534	235	192	161
Redeemed	(2,948)	(7,496)	(1,494)	(2,070)

Change in Class A Shares	1,134	(1,514)	(912)	(561)

Class C
Issued	75	309	41	168
Reinvested	35	12	37	23
Redeemed	(252)	(477)	(141)	(194)

Change in Class C Shares	(142)	(156)	(63)	(3)

Class I
Issued	2,120	6,224	1,190	1,408
Reinvested	382	122	140	163
Redeemed	(3,746)	(2,700)	(1,472)	(3,629)

Change in Class I Shares	(1,244)	3,646	(142)	(2,058)

Class R2
Issued	25	35	4	5
Reinvested	2	1	1	1
Redeemed	(37)	(35)	(4)	(8)

Change in Class R2 Shares	(10)	1	1	(2)

Class R5
Issued	16	30	1	3
Reinvested	47	19	— (a)	1
Redeemed	(10)	(26)	(1)	(70)

Change in Class R5 Shares	53	23	— (a)	(66)

Class R6
Issued	6,754	61,155	471	240
Reinvested	9,332	3,289	46	31
Redeemed	(15,351)	(18,321)	(230)	(288)

Change in Class R6 Shares	735	46,123	287	(17)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan International Hedged Equity Fund (a)	JPMorgan International Research Enhanced Equity Fund
	Period Ended April 30, 2019 (unaudited)	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20	$20,647	$49,806
Distributions reinvested	—	6,196	6,000
Cost of shares redeemed	—	(35,043)	(125,460)

Change in net assets resulting from Class A capital transactions	$20	$(8,200)	$(69,654)

Class C
Proceeds from shares issued	$20	$—	$—

Change in net assets resulting from Class C capital transactions	$20	$—	$—

Class I
Proceeds from shares issued	$50,452	$40,926	$296,315
Distributions reinvested	—	5,050	22,644
Cost of shares redeemed	—	(34,969)	(4,846,022)

Change in net assets resulting from Class I capital transactions	$50,452	$11,007	$(4,527,063)

Class R5
Proceeds from shares issued	$20	$—	$—

Change in net assets resulting from Class R5 capital transactions	$20	$—	$—

Class R6 (b)
Proceeds from shares issued	$20	$110,442	$6,049,894
Distributions reinvested	—	149,727	79,541
Cost of shares redeemed	—	(533,851)	(1,298,837)

Change in net assets resulting from Class R6 capital transactions	$20	$(273,682)	$4,830,598

Total change in net assets resulting from capital transactions	$50,532	$(270,875)	$233,881

(a)	Commencement of operations was March 15, 2019.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund (a)	JPMorgan International Research Enhanced Equity Fund
	Period Ended April 30, 2019 (unaudited)	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	1	1,252	2,675
Reinvested	—	402	321
Redeemed	—	(2,132)	(6,773)

Change in Class A Shares	1	(478)	(3,777)

Class C
Issued	1	—	—

Change in Class C Shares	1	—	—

Class I
Issued	3,363	2,458	15,589
Reinvested	—	324	1,199
Redeemed	—	(2,109)	(258,407)

Change in Class I Shares	3,363	673	(241,619)

Class R5
Issued	1	—	—

Change in Class R5 Shares	1	—	—

Class R6 (b)
Issued	2	6,590	321,785
Reinvested	—	9,647	4,222
Redeemed	—	(31,883)	(69,932)

Change in Class R6 Shares	2	(15,646)	256,075

(a)	Commencement of operations was March 15, 2019.
(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,910	$70,900	$13,829	$59,408
Distributions reinvested	1,609	450	7,349	6,704
Cost of shares redeemed	(20,976)	(40,013)	(66,297)	(101,490)

Change in net assets resulting from Class A capital transactions	$1,543	$31,337	$(45,119)	$(35,378)

Class C
Proceeds from shares issued	$1,029	$20,087	$170	$2,122
Distributions reinvested	294	85	378	287
Cost of shares redeemed	(6,013)	(7,910)	(3,333)	(7,191)

Change in net assets resulting from Class C capital transactions	$(4,690)	$12,262	$(2,785)	$(4,782)

Class I
Proceeds from shares issued	$46,619	$234,151	$5,651	$38,003
Distributions reinvested	3,656	1,282	2,109	3,381
Cost of shares redeemed	(80,566)	(139,690)	(17,459)	(109,004)

Change in net assets resulting from Class I capital transactions	$(30,291)	$95,743	$(9,699)	$(67,620)

Class L
Proceeds from shares issued	$—	$—	$1,899	$6,316
Distributions reinvested	—	—	762	1,069
Cost of shares redeemed	—	—	(34,716)	(122,248)

Change in net assets resulting from Class L capital transactions	$—	$—	$(32,055)	$(114,863)

Class R2
Proceeds from shares issued	$310	$887	$192	$224
Distributions reinvested	15	2	15	9
Cost of shares redeemed	(219)	(88)	(71)	(420)

Change in net assets resulting from Class R2 capital transactions	$106	$801	$136	$(187)

Class R5
Proceeds from shares issued	$244	$5,082	$3	$16
Distributions reinvested	72	1	3	2
Cost of shares redeemed	(744)	(952)	— (a)	— (a)

Change in net assets resulting from Class R5 capital transactions	$(428)	$4,131	$6	$18

Class R6
Proceeds from shares issued	$45,967	$67,300	$20,657	$59,355
Distributions reinvested	4,393	1,288	4,629	2,922
Cost of shares redeemed	(18,441)	(10,456)	(17,708)	(29,240)

Change in net assets resulting from Class R6 capital transactions	$31,919	$58,132	$7,578	$33,037

Total change in net assets resulting from capital transactions	$(1,841)	$202,406	$(81,938)	$(189,775)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Unconstrained Equity Fund		JPMorgan International Value Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,123	3,352	1,154	4,254
Reinvested	93	21	663	472
Redeemed	(1,139)	(1,953)	(5,511)	(7,447)

Change in Class A Shares	77	1,420	(3,694)	(2,721)

Class C
Issued	57	952	15	155
Reinvested	17	4	35	21
Redeemed	(326)	(398)	(290)	(531)

Change in Class C Shares	(252)	558	(240)	(355)

Class I
Issued	2,448	10,891	459	2,606
Reinvested	209	60	186	233
Redeemed	(4,356)	(6,860)	(1,467)	(7,550)

Change in Class I Shares	(1,699)	4,091	(822)	(4,711)

Class L
Issued	—	—	170	432
Reinvested	—	—	68	74
Redeemed	—	—	(2,945)	(8,567)

Change in Class L Shares	—	—	(2,707)	(8,061)

Class R2
Issued	15	42	17	16
Reinvested	1	— (a)	1	1
Redeemed	(11)	(4)	(6)	(31)

Change in Class R2 Shares	5	38	12	(14)

Class R5
Issued	13	223	1	1
Reinvested	4	— (a)	— (a)	— (a)
Redeemed	(39)	(46)	— (a)	— (a)

Change in Class R5 Shares	(22)	177	1	1

Class R6
Issued	2,303	3,197	1,701	4,227
Reinvested	252	61	412	203
Redeemed	(969)	(513)	(1,454)	(2,078)

Change in Class R6 Shares	1,586	2,745	659	2,352

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Economies Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$11.95	$0.03		$1.18	$1.21	$—
Year Ended October 31, 2018	14.73	0.32		(2.84)	(2.52)	(0.26)
Year Ended October 31, 2017	11.55	0.22		3.11	3.33	(0.15)
Year Ended October 31, 2016	11.03	0.15		0.46	0.61	(0.09)
Year Ended October 31, 2015	13.13	0.13	(f)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)

Class C
Six Months Ended April 30, 2019 (Unaudited)	11.84	—	(g)	1.14	1.14	(0.23)
Year Ended October 31, 2018	14.60	0.25		(2.82)	(2.57)	(0.19)
Year Ended October 31, 2017	11.41	0.16		3.09	3.25	(0.06)
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (g)
Year Ended October 31, 2015	12.92	0.10	(f)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)

Class I
Six Months Ended April 30, 2019 (Unaudited)	12.12	0.05		1.15	1.20	(0.31)
Year Ended October 31, 2018	14.93	0.37		(2.88)	(2.51)	(0.30)
Year Ended October 31, 2017	11.68	0.26		3.15	3.41	(0.16)
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(f)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)

Class R5
Six Months Ended April 30, 2019 (Unaudited)	12.24	0.05		1.17	1.22	(0.37)
Year Ended October 31, 2018	15.07	0.38		(2.91)	(2.53)	(0.30)
Year Ended October 31, 2017	11.78	0.26		3.20	3.46	(0.17)
Year Ended October 31, 2016	11.11	0.05		0.62	0.67	—
Year Ended October 31, 2015	13.22	0.20	(f)	(2.06)	(1.86)	(0.25)
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	12.07	0.06		1.14	1.20	(0.39)
Year Ended October 31, 2018	14.87	0.39		(2.86)	(2.47)	(0.33)
Year Ended October 31, 2017	11.64	0.29		3.12	3.41	(0.18)
Year Ended October 31, 2016	11.11	0.21		0.46	0.67	(0.14)
September 1, 2015 (h) through October 31, 2015	10.46	(0.02	)(f)	0.67	0.65	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$13.16	10.13%	$11,814	1.14%	0.55%		1.73%	33%
11.95	(17.41)	10,653	1.14	2.22		1.52	82
14.73	29.28	179,772	1.34	1.72		1.57	62
11.55	5.62	148,331	1.42	1.42		1.70	72
11.03	(14.60)	43,220	1.58	1.06	(f)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79

12.75	9.89	1,696	1.64	0.05		2.10	33
11.84	(17.85)	1,874	1.64	1.73		2.06	82
14.60	28.71	2,782	1.85	1.23		2.17	62
11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(f)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79

13.01	10.24	9,287	0.89	0.84		1.33	33
12.12	(17.19)	12,961	0.89	2.50		1.27	82
14.93	29.61	63,965	1.10	2.01		1.30	62
11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(f)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79

13.09	10.35	235	0.79	0.87		1.14	33
12.24	(17.16)	285	0.79	2.59		1.12	82
15.07	29.89	417	0.93	2.06		1.16	62
11.78	6.03	1,602	1.08	0.49		1.25	72
11.11	(14.20)	81,516	1.14	1.65	(f)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79

12.88	10.34	1,386,535	0.69	1.03		1.03	33
12.07	(17.02)	1,529,884	0.69	2.75		1.01	82
14.87	29.87	1,790,759	0.85	2.23		1.04	62
11.64	6.16	1,573,822	0.94	1.99		1.09	72
11.11	6.21	732,627	1.07	(0.92	)(f)	1.17	118

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$23.84	$(0.03)		$5.53	$5.50	$(0.12)
Year Ended October 31, 2018	27.58	0.14		(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09		5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09		2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12	(f)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(f)	0.59	0.75	(0.08)

Class C
Six Months Ended April 30, 2019 (Unaudited)	23.08	(0.09)		5.37	5.28	(0.03)
Year Ended October 31, 2018	26.80	0.02		(3.74)	(3.72)	— (g)
Year Ended October 31, 2017	21.18	(0.04)		5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(f)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(f)	0.57	0.62	—

Class I
Six Months Ended April 30, 2019 (Unaudited)	24.45	0.01		5.65	5.66	(0.22)
Year Ended October 31, 2018	28.29	0.24		(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16		5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(f)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(f)	0.64	0.82	(0.05)

Class L
Six Months Ended April 30, 2019 (Unaudited)	24.63	0.02		5.70	5.72	(0.24)
Year Ended October 31, 2018	28.49	0.26		(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21		5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(f)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(f)	0.70	0.87	(0.18)

Class R2
Six Months Ended April 30, 2019 (Unaudited)	23.73	(0.07)		5.49	5.42	(0.16)
Year Ended October 31, 2018	27.57	0.07		(3.83)	(3.76)	(0.08)
July 31, 2017 (h) through October 31, 2017	26.40	(0.01)		1.18	1.17	—

Class R3
Six Months Ended April 30, 2019 (Unaudited)	23.78	(0.01)		5.49	5.48	(0.13)
Year Ended October 31, 2018	27.59	0.22		(3.92)	(3.70)	(0.11)
July 31, 2017 (h) through October 31, 2017	26.40	0.01		1.18	1.19	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$29.22	23.19%	$487,212	1.24%	(0.21)%		1.52%	14%
23.84	(13.44)	369,490	1.24	0.51		1.52	13
27.58	27.22	525,451	1.35	0.36		1.58	22
21.79	12.25	411,713	1.44	0.44		1.76	23
19.53	(16.95)	274,710	1.61	0.57	(f)	1.88	35
23.72	3.26	350,555	1.70	0.72	(f)	1.81	33

28.33	22.91	55,930	1.74	(0.72)		2.02	14
23.08	(13.87)	43,612	1.74	0.06		2.02	13
26.80	26.58	48,497	1.85	(0.15)		2.09	22
21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(f)	2.33	35
23.03	2.77	56,732	2.20	0.22	(f)	2.31	33

29.89	23.33	1,193,154	0.99	0.06		1.26	14
24.45	(13.23)	773,142	0.99	0.84		1.26	13
28.29	27.54	629,451	1.10	0.62		1.30	22
22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(f)	1.48	35
24.24	3.51	583,501	1.45	0.78	(f)	1.56	33

30.11	23.43	663,335	0.89	0.14		1.11	14
24.63	(13.16)	475,997	0.89	0.91		1.11	13
28.49	27.72	430,860	0.95	0.84		1.14	22
22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(f)	1.31	35
24.42	3.72	411,449	1.30	0.72	(f)	1.40	33

28.99	22.99	113	1.54	(0.55)		2.12	14
23.73	(13.69)	95	1.54	0.26		2.04	13
27.57	4.43	21	1.60	(0.17)		1.80	22

29.13	23.16	1,365	1.29	(0.09)		1.61	14
23.78	(13.49)	341	1.29	0.81		1.59	13
27.59	4.51	21	1.35	0.08		1.55	22

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund (continued)
Class R4
Six Months Ended April 30, 2019 (Unaudited)	$24.42	$0.02		$5.61	$5.63	$(0.26)
Year Ended October 31, 2018	28.28	0.18		(3.91)	(3.73)	(0.13)
July 31, 2017 (f) through October 31, 2017	27.05	0.02		1.21	1.23	—

Class R5
Six Months Ended April 30, 2019 (Unaudited)	24.60	0.03		5.67	5.70	(0.26)
Year Ended October 31, 2018	28.47	0.39		(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15		6.01	6.16	(0.18)
September 9, 2016 (f) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Six Months Ended April 30, 2019 (Unaudited)	24.60	0.03		5.69	5.72	(0.26)
Year Ended October 31, 2018	28.46	0.29		(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21		5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(g)	(4.23)	(4.01)	(0.30)
December 23, 2013 (f) through October 31, 2014	22.47	0.38	(g)	1.59	1.97	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$29.79	23.29%	$1,359	1.04%	0.11%		1.28%	14%
24.42	(13.25)	26	1.04	0.63		1.62	13
28.28	4.55	21	1.10	0.33		1.30	22

30.04	23.41	37,001	0.89	0.24		1.11	14
24.60	(13.14)	1,672	0.89	1.37		1.11	13
28.47	27.72	217	0.95	0.58		3.36	22
22.49	0.40	20	0.90	0.28		1.08	23

30.06	23.50	3,522,794	0.79	0.21		1.01	14
24.60	(13.08)	2,936,830	0.79	1.00		1.01	13
28.46	27.87	2,813,349	0.85	0.85		1.01	22
22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(g)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
January 30, 2019 (g) through April 30, 2019 (Unaudited)	$16.22	$0.05	(h)	$0.67	$0.72	$—

Class R6
December 11, 2018 (i) through April 30, 2019 (Unaudited)	15.00	0.08	(h)	1.95	2.03	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2019.
(g)	Commencement of offering of class of shares.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)		Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$16.94	4.44%	$9,931	0.44%	1.27	%(h)	0.68%	13%

16.95	13.60	362,381	0.34	1.18	(h)	0.48	13

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$23.01	$0.32	$0.99	$1.31	$(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36	0.32	0.68	(0.81)
Year Ended October 31, 2014	24.79	0.66	(0.90)	(0.24)	(0.01)

Class C
Six Months Ended April 30, 2019 (Unaudited)	20.39	0.22	0.90	1.12	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21	0.29	0.50	(0.72)
Year Ended October 31, 2014	22.32	0.47	(0.79)	(0.32)	(0.01)

Class I
Six Months Ended April 30, 2019 (Unaudited)	23.48	0.34	1.01	1.35	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45	0.32	0.77	(0.89)
Year Ended October 31, 2014	25.18	0.71	(0.88)	(0.17)	(0.06)

Class L
Six Months Ended April 30, 2019 (Unaudited)	23.70	0.31	1.07	1.38	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54	0.28	0.82	(0.92)
Year Ended October 31, 2014	25.46	0.79	(0.93)	(0.14)	(0.09)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	23.70	0.40	0.98	1.38	(0.68)
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$23.77	6.00%	$110,188	1.24%	2.83%	1.33%	37%
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142
24.41	2.86	219,548	1.41	1.48	1.41	167
24.54	(0.95)	192,865	1.30	2.55	1.31	197

21.09	5.74	24,278	1.74	2.22	1.82	37
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142
21.77	2.37	75,145	1.91	0.98	1.91	167
21.99	(1.46)	61,814	1.80	2.00	1.81	197

24.22	6.11	102,292	0.99	2.93	1.06	37
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142
24.83	3.22	579,389	1.07	1.81	1.07	167
24.95	(0.68)	409,675	1.05	2.69	1.06	197

24.51	6.16	72,248	0.90	2.71	0.91	37
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142
25.13	3.36	194,930	0.90	2.16	0.91	167
25.23	(0.56)	375,683	0.90	2.93	0.91	197

24.40	6.21	274,220	0.80	3.43	0.81	37
23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Research Enhanced Index Fund
Class I
Six Months Ended April 30, 2019 (Unaudited)	$21.98	$0.22	$1.62	$1.84	$(0.58)	$(1.51)	$(2.09)
Year Ended October 31, 2018	22.16	0.43	(0.41)	0.02	(0.20)	—	(0.20)
Year Ended October 31, 2017	18.37	0.39	3.82	4.21	(0.42)	—	(0.42)
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	21.76	0.23	1.59	1.82	(0.61)	(1.51)	(2.12)
November 1, 2017 (f) through October 31, 2018	22.19	0.47	(0.45)	0.02	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding. `
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$21.73	9.63%	$387,770	0.34%	2.20%	0.56%	16%
21.98	0.09	438,715	0.34	1.88	0.55	45
22.16	23.29	8,663,460	0.34	1.93	0.55	33
18.37	0.91	6,907,246	0.34	2.19	0.55	35
18.56	1.51	7,415,218	0.33	2.06	0.56	44
18.81	10.09	3,577,523	0.33	2.16	0.56	40

21.46	9.66	4,217,809	0.25	2.28	0.31	16
21.76	0.03	5,408,261	0.25	2.07	0.30	45

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Advantage Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$19.49	$0.23		$0.44	$0.67	$(0.42)
Year Ended October 31, 2018	22.22	0.44		(2.77)	(2.33)	(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(f)	(0.45)	(0.06)	(0.24)

Class C
Six Months Ended April 30, 2019 (Unaudited)	19.70	0.18		0.46	0.64	(0.31)
Year Ended October 31, 2018	22.40	0.37		(2.83)	(2.46)	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(f)	(0.52)	(0.16)	(0.13)

Class I
Six Months Ended April 30, 2019 (Unaudited)	20.30	0.28		0.43	0.71	(0.48)
Year Ended October 31, 2018	23.12	0.54		(2.90)	(2.36)	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(f)	(0.53)	(0.02)	(0.27)

Class R2
Six Months Ended April 30, 2019 (Unaudited)	19.21	0.21		0.42	0.63	(0.39)
Year Ended October 31, 2018	22.01	0.52		(2.88)	(2.36)	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)
Year Ended October 31, 2014	19.61	0.40	(f)	(0.53)	(0.13)	(0.17)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	20.00	0.29		0.43	0.72	(0.52)
Year Ended October 31, 2018	22.78	0.58		(2.87)	(2.29)	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015 (g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.74	3.67%	$155,312	0.98%	2.47%		1.22%	35%
19.49	(10.69)	156,382	1.00	2.02		1.22	51
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(f)	1.46	48

20.03	3.41	1,466	1.48	1.88		1.74	35
19.70	(11.08)	1,652	1.50	1.69		1.74	51
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(f)	1.96	48

20.53	3.79	66,799	0.73	2.82		0.96	35
20.30	(10.43)	60,739	0.75	2.37		0.96	51
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(f)	1.21	48

19.45	3.51	32,232	1.28	2.20		1.68	35
19.21	(10.93)	31,619	1.30	2.45		1.69	51
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33
19.31	(0.66)	98	1.64	2.03	(f)	1.71	48

20.20	3.91	3,226,366	0.53	2.95		0.71	35
20.00	(10.26)	3,152,864	0.55	2.59		0.71	51
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$15.56	$0.14		$1.45	$1.59	$(0.33)	$(0.17)	$(0.50)
Year Ended October 31, 2018	17.81	0.33		(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22		3.39	3.61	(0.04)	—	(0.04)
Year Ended October 31, 2016	14.75	0.22		(0.51)	(0.29)	(0.22)	—	(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)	—	(0.23)
Year Ended October 31, 2014	15.92	0.37	(f)	(0.68)	(0.31)	(0.36)	—	(0.36)

Class C
Six Months Ended April 30, 2019 (Unaudited)	14.68	0.09		1.39	1.48	(0.24)	(0.17)	(0.41)
Year Ended October 31, 2018	16.83	0.25		(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12		3.22	3.34	(0.01)	—	(0.01)
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)	—	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)	—	(0.17)
Year Ended October 31, 2014	15.20	0.26	(f)	(0.64)	(0.38)	(0.30)	—	(0.30)

Class I
Six Months Ended April 30, 2019 (Unaudited)	15.82	0.16		1.47	1.63	(0.37)	(0.17)	(0.54)
Year Ended October 31, 2018	18.09	0.41		(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26		3.44	3.70	(0.06)	—	(0.06)
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)	—	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)	—	(0.26)
Year Ended October 31, 2014	16.13	0.39	(f)	(0.67)	(0.28)	(0.40)	—	(0.40)

Class R2
Six Months Ended April 30, 2019 (Unaudited)	15.44	0.11		1.45	1.56	(0.28)	(0.17)	(0.45)
Year Ended October 31, 2018	17.70	0.29		(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17		3.38	3.55	(0.02)	—	(0.02)
Year Ended October 31, 2016	14.69	0.18		(0.50)	(0.32)	(0.20)	—	(0.20)
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)	—	(0.19)
Year Ended October 31, 2014	15.87	0.30	(f)	(0.65)	(0.35)	(0.33)	—	(0.33)

Class R5
Six Months Ended April 30, 2019 (Unaudited)	15.85	0.17		1.48	1.65	(0.39)	(0.17)	(0.56)
Year Ended October 31, 2018	18.13	0.41		(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21		3.52	3.73	(0.07)	—	(0.07)
Year Ended October 31, 2016	14.97	0.27		(0.49)	(0.22)	(0.28)	—	(0.28)
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)	—	(0.29)
Year Ended October 31, 2014	16.13	0.44	(f)	(0.69)	(0.25)	(0.42)	—	(0.42)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	15.86	0.18		1.47	1.65	(0.40)	(0.17)	(0.57)
Year Ended October 31, 2018	18.13	0.43		(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29		3.46	3.75	(0.08)	—	(0.08)
Year Ended October 31, 2016	14.97	0.29		(0.51)	(0.22)	(0.29)	—	(0.29)
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)	—	(0.29)
Year Ended October 31, 2014	16.13	0.45	(f)	(0.69)	(0.24)	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.34, $0.25, $0.39 and $0.40 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 2.08%, 1.59%, 2.40% and 2.48% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.65	10.68%	$276,199	0.95%	1.82%		1.28%	15%
15.56	(11.42)	240,394	0.95	1.88		1.32	33
17.81	25.43	302,130	1.23	1.39		1.35	17
14.24	(1.83)	216,932	1.31	1.62		1.49	11
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(f)	1.45	6

15.75	10.47	18,032	1.45	1.25		1.79	15
14.68	(11.89)	18,899	1.45	1.48		1.83	33
16.83	24.79	24,281	1.74	0.83		1.88	17
13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(f)	1.95	6

16.91	10.82	171,251	0.70	2.00		1.02	15
15.82	(11.20)	179,831	0.70	2.30		1.06	33
18.09	25.69	139,715	0.99	1.59		1.10	17
14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(f)	1.20	6

16.55	10.51	1,801	1.25	1.48		1.60	15
15.44	(11.68)	1,833	1.25	1.64		1.60	33
17.70	25.12	2,096	1.49	1.07		1.71	17
14.17	(2.08)	1,461	1.56	1.28		1.95	11
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(f)	1.70	6

16.94	10.93	21,760	0.60	2.16		0.87	15
15.85	(11.16)	19,516	0.60	2.31		0.91	33
18.13	25.88	21,891	0.84	1.36		0.93	17
14.47	(1.34)	58,836	0.86	1.93		1.02	11
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(f)	1.00	6

16.94	10.99	4,079,556	0.50	2.24		0.77	15
15.86	(11.04)	3,808,621	0.50	2.42		0.81	33
18.13	26.04	3,516,978	0.74	1.84		0.81	17
14.46	(1.36)	3,030,640	0.81	2.05		0.91	11
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(f)	0.95	6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Income Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$15.00	$0.25		$1.08	$1.33	$(0.26)	$(0.45)	$(0.71)
Year Ended October 31, 2018	16.50	0.51		(1.49)	(0.98)	(0.52)	—	(0.52)
Year Ended October 31, 2017	14.38	0.42		2.16	2.58	(0.46)	—	(0.46)
Year Ended October 31, 2016	15.66	0.45	(f)	(1.01)	(0.56)	(0.46)	(0.26)	(0.72)
Year Ended October 31, 2015	16.41	0.39	(f)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(g)	(0.38)	0.53	(0.66)	(0.13)	(0.79)

Class C
Six Months Ended April 30, 2019 (Unaudited)	14.88	0.22		1.06	1.28	(0.22)	(0.45)	(0.67)
Year Ended October 31, 2018	16.38	0.42		(1.48)	(1.06)	(0.44)	—	(0.44)
Year Ended October 31, 2017	14.30	0.34		2.15	2.49	(0.41)	—	(0.41)
Year Ended October 31, 2016	15.59	0.38	(f)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(f)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(g)	(0.40)	0.44	(0.58)	(0.13)	(0.71)

Class I
Six Months Ended April 30, 2019 (Unaudited)	15.04	0.28		1.08	1.36	(0.28)	(0.45)	(0.73)
Year Ended October 31, 2018	16.55	0.56		(1.51)	(0.95)	(0.56)	—	(0.56)
Year Ended October 31, 2017	14.41	0.50		2.14	2.64	(0.50)	—	(0.50)
Year Ended October 31, 2016	15.70	0.46	(f)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(f)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(g)	(0.40)	0.56	(0.69)	(0.13)	(0.82)

Class R2
Six Months Ended April 30, 2019 (Unaudited)	14.96	0.25		1.06	1.31	(0.24)	(0.45)	(0.69)
Year Ended October 31, 2018	16.47	0.45		(1.49)	(1.04)	(0.47)	—	(0.47)
Year Ended October 31, 2017	14.36	0.41		2.13	2.54	(0.43)	—	(0.43)
Year Ended October 31, 2016	15.65	0.39	(f)	(0.98)	(0.59)	(0.44)	(0.26)	(0.70)
Year Ended October 31, 2015	16.41	0.61	(f)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(g)	(0.39)	0.48	(0.61)	(0.13)	(0.74)

Class R5
Six Months Ended April 30, 2019 (Unaudited)	15.06	0.29		1.07	1.36	(0.29)	(0.45)	(0.74)
Year Ended October 31, 2018	16.57	0.42		(1.35)	(0.93)	(0.58)	—	(0.58)
Year Ended October 31, 2017	14.42	0.55		2.12	2.67	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.70	0.49	(f)	(0.98)	(0.49)	(0.53)	(0.26)	(0.79)
Year Ended October 31, 2015	16.46	0.76	(f)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(g)	(0.39)	0.60	(0.73)	(0.13)	(0.86)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	15.04	0.31		1.06	1.37	(0.29)	(0.45)	(0.74)
Year Ended October 31, 2018	16.55	0.58		(1.50)	(0.92)	(0.59)	—	(0.59)
Year Ended October 31, 2017	14.41	0.16		2.50	2.66	(0.52)	—	(0.52)
Year Ended October 31, 2016	15.69	0.51	(f)	(0.99)	(0.48)	(0.54)	(0.26)	(0.80)
January 30, 2015 (h) through October 31, 2015	15.82	0.69	(f)	(0.41)	0.28	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.71, $0.62 and $0.74 for Class A, Class C, Class I, Class R2 and Class R5, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 4.25%, 3.74% and 4.44% for Class A, Class C, Class I, Class R2 and Class R5, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.62	9.30%	$57,006	0.96%	3.39%		1.54%	22%
15.00	(6.18)	68,420	0.95	3.09		1.42	92
16.50	18.24	84,553	1.25	2.70		1.52	64
14.38	(3.60)	66,722	1.24	3.06	(f)	1.57	162
15.66	0.29	66,499	1.25	2.42	(f)	1.67	238
16.41	3.18	74,652	1.25	5.44	(g)	1.67	138

15.49	9.04	11,914	1.46	2.94		2.07	22
14.88	(6.68)	12,371	1.45	2.60		1.94	92
16.38	17.64	13,679	1.74	2.24		2.04	64
14.30	(4.09)	11,754	1.75	2.59	(f)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(f)	2.20	238
16.36	2.67	3,530	1.75	5.03	(g)	2.17	138

15.67	9.48	47,455	0.71	3.77		1.33	22
15.04	(5.98)	47,701	0.70	3.35		1.18	92
16.55	18.65	86,550	0.90	3.21		1.27	64
14.41	(3.31)	54,642	0.89	3.13	(f)	1.31	162
15.70	0.66	35,177	0.91	3.00	(f)	1.41	238
16.45	3.39	34,719	1.00	5.75	(g)	1.42	138

15.58	9.18	301	1.26	3.35		2.25	22
14.96	(6.53)	270	1.25	2.76		1.95	92
16.47	17.99	322	1.49	2.65		1.97	64
14.36	(3.84)	316	1.49	2.66	(f)	2.39	162
15.65	(0.01)	52	1.50	3.74	(f)	1.89	238
16.41	2.90	574	1.50	5.24	(g)	1.92	138

15.68	9.45	185	0.61	3.84		1.16	22
15.06	(5.89)	177	0.60	2.52		1.06	92
16.57	18.81	1,297	0.80	3.52		1.11	64
14.42	(3.14)	700	0.79	3.33	(f)	1.29	162
15.70	0.71	19	0.80	4.59	(f)	1.16	238
16.46	3.60	587	0.80	5.94	(g)	1.22	138

15.67	9.59	17,527	0.51	4.10		1.05	22
15.04	(5.80)	12,512	0.50	3.53		0.91	92
16.55	18.81	14,055	0.74	0.99		1.22	64
14.41	(3.09)	21	0.75	3.48	(f)	3.06	162
15.69	1.66	21	0.75	5.70	(f)	1.15	238

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
JPMorgan International Hedged Equity Fund
Class A
March 15, 2019 (g) through April 30, 2019 (Unaudited)	$15.00	$0.09	$0.13	$0.22	$15.22

Class C
March 15, 2019 (g) through April 30, 2019 (Unaudited)	15.00	0.08	0.13	0.21	15.21

Class I
March 15, 2019 (g) through April 30, 2019 (Unaudited)	15.00	0.10	0.13	0.23	15.23

Class R5
March 15, 2019 (g) through April 30, 2019 (Unaudited)	15.00	0.10	0.13	0.23	15.23

Class R6
March 15, 2019 (g) through April 30, 2019 (Unaudited)	15.00	0.10	0.13	0.23	15.23

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2019.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

1.47%	$20	0.87%	5.07%	1.44%	1%

1.40	20	1.35	4.60	1.87	1

1.53	51,205	0.60	5.34	1.13	1

1.53	20	0.45	5.50	0.97	1

1.53	21	0.34	5.60	0.87	1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$16.79	$0.24		$0.96	$1.20	$(0.52)	$—	$(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)

Class I
Six Months Ended April 30, 2019 (Unaudited)	17.01	0.27		0.96	1.23	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	16.97	0.27		0.96	1.23	(0.59)	—	(0.59)
November 1, 2017 (h) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$17.47	7.55%	$203,351	0.60%	2.97%		0.83%	6%
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63

17.68	7.67	170,571	0.35	3.27		0.56	6
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24
16.70	0.00 (g)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63

17.61	7.72	4,234,218	0.25	3.30		0.31	6
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$18.24	$0.13	(e)	$2.57	$2.70	$(0.37)	$—	$(0.37)
Year Ended October 31, 2018	21.14	0.36	(e)	(3.13)	(2.77)	(0.13)	—	(0.13)
Year Ended October 31, 2017	17.24	0.16	(e)	4.09	4.25	(0.35)	—	(0.35)
Year Ended October 31, 2016	17.61	0.22	(e)(f)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(e)(f)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(g)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)

Class C
Six Months Ended April 30, 2019 (Unaudited)	17.98	0.08	(e)	2.54	2.62	(0.25)	—	(0.25)
Year Ended October 31, 2018	20.90	0.26	(e)	(3.09)	(2.83)	(0.09)	—	(0.09)
Year Ended October 31, 2017	17.04	0.05	(e)	4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(e)(f)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	) (e)(f)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(g)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)

Class I
Six Months Ended April 30, 2019 (Unaudited)	18.49	0.15	(e)	2.59	2.74	(0.41)	—	(0.41)
Year Ended October 31, 2018	21.41	0.44	(e)	(3.19)	(2.75)	(0.17)	—	(0.17)
Year Ended October 31, 2017	17.45	0.23	(e)	4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(e)(f)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(e)(f)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(g)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)

Class R2
Six Months Ended April 30, 2019 (Unaudited)	18.14	0.11	(e)	2.54	2.65	(0.34)	—	(0.34)
Year Ended October 31, 2018	21.11	0.35	(e)	(3.17)	(2.82)	(0.15)	—	(0.15)
Year Ended October 31, 2017	17.21	0.06	(e)	4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(e)(f)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(e)(f)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(g)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)

Class R5
Six Months Ended April 30, 2019 (Unaudited)	18.49	0.16	(e)	2.59	2.75	(0.44)	—	(0.44)
Year Ended October 31, 2018	21.39	0.53	(e)	(3.25)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.44	0.200	(e)	4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(e)(f)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(e)(f)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(g)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	18.50	0.18	(e)	2.59	2.77	(0.46)	—	(0.46)
Year Ended October 31, 2018	21.40	0.44	(e)	(3.16)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.45	0.26	(e)	4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(e)(f)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	) (e)(f)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(g)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.17, $0.08, $0.20 and $0.22 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.99%, 0.48%, 1.18% and 1.23% for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)

$20.57	15.17%	$96,665	1.00%	1.44%		1.36%	31%
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(f)	1.61	51
17.61	3.04	5,824	1.24	0.49	(f)	2.31	42
18.59	(2.47)	351	1.32	0.98	(g)	5.09	63

20.35	14.85	20,361	1.50	0.84		1.87	31
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(f)	2.14	51
17.45	2.39	3,439	1.74	(0.12	)(f)	2.79	42
18.44	(2.91)	137	1.82	0.55	(g)	6.19	63

20.82	15.24	177,585	0.75	1.61		1.11	31
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(f)	1.35	51
17.71	3.29	59,858	0.89	0.83	(f)	1.84	42
18.67	(2.18)	3,868	1.07	1.17	(g)	5.55	63

20.45	14.97	989	1.30	1.18		1.75	31
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(f)	4.37	51
17.57	2.67	20	1.51	0.19	(f)	5.11	42
18.55	(2.68)	68	1.57	0.66	(g)	6.05	63

20.80	15.32	3,307	0.65	1.74		1.07	31
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(f)	3.59	51
17.75	3.43	20	0.81	0.89	(f)	4.43	42
18.72	(1.99)	70	0.87	1.36	(g)	5.34	63

20.81	15.46	229,993	0.55	1.89		0.85	31
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(f)	1.02	51
17.76	3.48	5,335	0.74	(0.05	)(f)	2.87	42
18.73	(1.95)	70	0.82	1.41	(g)	5.29	63

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$12.44	$0.18		$0.16	$0.34	$(0.46)
Year Ended October 31, 2018	14.26	0.36		(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(f)(g)	(1.07)	(0.60)	(0.28)

Class C
Six Months Ended April 30, 2019 (Unaudited)	12.02	0.14		0.17	0.31	(0.39)
Year Ended October 31, 2018	13.78	0.28		(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(f)(g)	(1.05)	(0.67)	(0.22)

Class I
Six Months Ended April 30, 2019 (Unaudited)	12.76	0.20		0.17	0.37	(0.50)
Year Ended October 31, 2018	14.62	0.41		(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(f)(g)	(1.04)	(0.59)	(0.12)

Class L
Six Months Ended April 30, 2019 (Unaudited)	12.70	0.19		0.18	0.37	(0.52)
Year Ended October 31, 2018	14.55	0.41		(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(f)(g)	(1.09)	(0.56)	(0.32)

Class R2
Six Months Ended April 30, 2019 (Unaudited)	12.20	0.17		0.15	0.32	(0.44)
Year Ended October 31, 2018	14.01	0.31		(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)
Year Ended October 31, 2014	14.78	0.42	(f)(g)	(1.05)	(0.63)	(0.22)

Class R5
Six Months Ended April 30, 2019 (Unaudited)	12.65	0.21		0.15	0.36	(0.53)
Year Ended October 31, 2018	14.51	0.42		(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (h) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Six Months Ended April 30, 2019 (Unaudited)	12.67	0.22		0.15	0.37	(0.54)
Year Ended October 31, 2018	14.53	0.43		(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)
Year Ended October 31, 2014	15.29	0.54	(f)(g)	(1.09)	(0.55)	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.37, $0.45, $0.34 and $0.46 for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.44%, 2.99%, 2.39% and 3.06% for Class A, Class C, Class I, Class L, Class R2 and Class R6, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$12.32	3.14%	$194,441	1.01%	3.07%		1.29%	26%
12.44	(10.88)	242,231	1.00	2.59		1.27	90
14.26	23.30	316,510	1.35	1.71		1.35	31
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(f)(g)	1.36	59

11.94	2.94	11,095	1.51	2.52		1.80	26
12.02	(11.37)	14,055	1.50	2.06		1.78	90
13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(f)(g)	1.86	59

12.63	3.30	55,236	0.76	3.27		1.04	26
12.76	(10.62)	66,291	0.75	2.84		1.02	90
14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(f)(g)	1.10	59

12.55	3.35	38,815	0.66	3.14		0.89	26
12.70	(10.57)	73,651	0.65	2.84		0.87	90
14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(f)(g)	0.96	59

12.08	3.02	1,159	1.30	2.88		1.68	26
12.20	(11.19)	1,025	1.30	2.27		1.59	90
14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(f)(g)	1.61	59

12.48	3.31	76	0.66	3.52		0.90	26
12.65	(10.58)	70	0.65	2.97		0.91	90
14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

12.50	3.41	130,811	0.55	3.60		0.78	26
12.67	(10.49)	124,246	0.55	3.06		0.77	90
14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(f)(g)	0.84	59

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Emerging Economies Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund(1)	Class I(2) and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund(3)	Class A, Class C, Class I, Class L and Class R6(4)	JPM I	Diversified
JPMorgan Global Research Enhanced Index Fund	Class I and Class R6(5)	JPM I	Diversified
JPMorgan International Advantage Fund(6)	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Equity Income Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund(7)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6(5)	JPM II	Diversified
JPMorgan International Unconstrained Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

(1)	The JPMorgan Emerging Markets Research Enhanced Equity Fund commenced operations on December 11, 2018.
(2)	Class I commenced operations on January 30, 2019.
(3)	Effective July 31, 2018, JPMorgan Intrepid European Fund changed its name to JPMorgan Europe Dynamic Fund.
(4)	Class R6 commenced operations on October 1, 2018.
(5)	Class R6 commenced operations on November 1, 2017.
(6)	Effective July 31, 2018, JPMorgan Intrepid International Fund changed its name to JPMorgan International Advantage Fund.
(7)	The JPMorgan International Hedged Equity Fund commenced operations on March 15, 2019.

As of December 1, 2016, Class L Shares of the JPMorgan Emerging Markets Equity Fund, JPMorgan Europe Dynamic Fund and JPMorgan International Value Fund were publicly offered on a limited basis.

Effective May 21, 2019, JPMorgan International Equity Income Fund was publicly offered on a limited basis.

As of October 9, 2017, Class A Shares of the JPMorgan International Research Enhanced Equity Fund were publicly offered on a limited basis.

The investment objective of JPMorgan Emerging Economies Fund (“Emerging Economies Fund”) is to seek long-term capital growth.

The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan Global Research Enhanced Index Fund (“Global Research Enhanced Index Fund”), JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”), JPMorgan International Unconstrained Equity Fund (“International Unconstrained Equity Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Advantage Fund (“International Advantage Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Equity Income Fund (“International Equity Income Fund”) is to seek to provide both current income and long-term capital appreciation.

The investment objective of JPMorgan International Hedged Equity Fund (International Hedged Equity Fund”) is to seek to provide capital appreciation.

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$71,675	$411,021	$—	$482,696
Hungary	—	26,685	—	26,685
India	14,682	74,772	—	89,454
Indonesia	—	13,801	—	13,801
Poland	—	12,933	—	12,933
Russia	30,951	71,112	—	102,063
Singapore	—	2,712	—	2,712
South Africa	—	30,400	—	30,400
South Korea	12,020	212,074	—	224,094
Taiwan	54,128	126,684	—	180,812
Thailand	13,867	32,434	—	46,301
Turkey	5,981	13,863	—	19,844
Other Common Stocks	158,804	—	—	158,804

Total Common Stocks	362,108	1,028,491	—	1,390,599

Short-Term Investments
Investment Companies	17,075	—	—	17,075
Investment of cash collateral from securities loaned	143	—	—	143

Total Investments in Securities	$379,326	$1,028,491	$—	$1,407,817

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$23,738	$—	$23,738
China	746,556	1,065,854	—	1,812,410
Egypt	—	53,274	—	53,274
Hong Kong	—	426,163	—	426,163
Hungary	—	68,255	—	68,255
India	100,239	895,474	—	995,713
Indonesia	—	138,436	—	138,436
Macau	—	82,071	—	82,071
Russia	36,775	155,788	—	192,563
South Africa	47,615	196,194	—	243,809
South Korea	—	313,367	—	313,367
Taiwan	284,744	103,929	—	388,673
Turkey	—	9,459	—	9,459
Other Common Stocks	1,068,464	—	—	1,068,464

Total Common Stocks	2,284,393	3,532,002	—	5,816,395

Warrants	—	16,964	—	16,964
Short-Term Investments
Investment Companies	138,231	—	—	138,231
Investment of cash collateral from securities loaned	23,445	—	—	23,445

Total Investments in Securities	$2,446,069	$3,548,966	$—	$5,995,035

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$28,231	$94,776		$—	$123,007
Czech Republic	—	1,422		—	1,422
Hong Kong	—	563		—	563
Hungary	—	3,386		—	3,386
Indonesia	—	8,821		—	8,821
Malaysia	554	4,720		—	5,274
Philippines	1,687	2,291		—	3,978
Poland	—	3,500		—	3,500
Qatar	—	731		—	731
Russia	9,063	7,190		—	16,253
South Africa	4,502	18,809		—	23,311
South Korea	2,971	45,369		—	48,340
Taiwan	16,548	23,431		—	39,979
Thailand	1,856	6,510		—	8,366
Turkey	297	1,167		—	1,464
Other Common Stocks	45,631	—		—	45,631

Total Common Stocks	111,340	222,686		—	334,026

Exchange Traded Funds	34,994	—		—	34,994
Warrants	—	—	(a)	—	—	(a)
Short-Term Investments
Investment Companies	2,387	—		—	2,387

Total Investments in Securities	$148,721	$222,686		$—	$371,407

Appreciation in Other Financial Instruments
Futures Contracts	$41	$—		$—	$41

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$22,895	$—	$22,895
Belgium	—	10,917	—	10,917
Denmark	—	7,746	—	7,746
Finland	—	18,907	—	18,907
France	653	96,941	—	97,594
Germany	—	52,880	—	52,880
Italy	—	31,677	—	31,677
Netherlands	—	48,257	—	48,257
Norway	—	7,202	—	7,202
South Africa	—	7,982	—	7,982
Spain	—	33,998	—	33,998
Sweden	—	17,949	—	17,949
Switzerland	3,424	111,378	—	114,802
United Kingdom	—	89,815	—	89,815
United States	—	5,532	—	5,532

Total Common Stocks	4,077	564,076	—	568,153

Short-Term Investments
Investment Companies	5,721	—	—	5,721
Investment of cash collateral from securities loaned	60,001	—	—	60,001

Total Investments in Securities	$69,799	$564,076	$—	$633,875

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$138,278	$—	$138,278
Belgium	—	11,543	—	11,543
China	—	2,810	—	2,810
Denmark	—	25,195	—	25,195
Finland	4,855	20,071	—	24,926
France	17,786	169,916	—	187,702
Germany	5,332	121,992	—	127,324
Hong Kong	642	59,252	—	59,894
Ireland	15,485	8,878	—	24,363
Italy	—	29,836	—	29,836
Japan	—	370,015	—	370,015
Luxembourg	—	3,755	—	3,755
Macau	—	5,171	—	5,171
Netherlands	4,488	87,728	—	92,216
New Zealand	—	3,320	—	3,320
Norway	—	6,505	—	6,505
Singapore	—	22,394	—	22,394
Spain	—	46,738	—	46,738
Sweden	—	21,194	—	21,194
Switzerland	3,319	122,242	—	125,561
United Kingdom	12,256	219,493	—	231,749
United States	2,842,495	11,195	—	2,853,690
Other Common Stocks	174,075	—	—	174,075

Total Common Stocks	3,080,733	1,507,521	—	4,588,254

Preferred Stocks	15	—	—	15
Short-Term Investments
Investment Companies	3,058	—	—	3,058
Investment of cash collateral from securities loaned	88,973	—	—	88,973

Total Investments in Securities	$3,172,779	$1,507,521	$—	$4,680,300

Appreciation in Other Financial Instruments
Futures Contracts	$154	$—	$—	$154

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

International Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$327,031	$—	$327,031
Austria	—	24,753	—	24,753
Belgium	—	64,241	—	64,241
Denmark	—	29,530	—	29,530
Finland	—	45,650	—	45,650
France	24,012	245,987	—	269,999
Germany	17,124	236,700	—	253,824
Ghana	—	12,050	—	12,050
Hong Kong	—	75,092	—	75,092
Israel	—	16,867	—	16,867
Italy	—	49,018	—	49,018
Japan	—	779,808	—	779,808
Netherlands	15,456	251,605	—	267,061
Norway	—	94,022	—	94,022
Russia	—	13,001	—	13,001
Singapore	—	34,964	—	34,964
South Africa	—	32,841	—	32,841
Spain	—	159,022	—	159,022
Sweden	621	42,462	—	43,083
Switzerland	10,093	287,966	—	298,059
United Kingdom	38,609	442,751	—	481,360
Other Common Stocks	12,295	—	—	12,295

Total Common Stocks	118,210	3,265,361	—	3,383,571

Short-Term Investments
Investment Companies	57,922	—	—	57,922
Investment of cash collateral from securities loaned	176,378	—	—	176,378

Total Investments in Securities	$352,510	$3,265,361	$—	$3,617,871

Appreciation in Other Financial Instruments
Futures Contracts	$271	$2,077	$—	$2,348

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$96,363	$—	$96,363
Belgium	—	25,511	—	25,511
China	31,568	91,832	—	123,400
Denmark	—	71,840	—	71,840
France	86,668	546,023	—	632,691
Germany	—	383,701	—	383,701
Hong Kong	—	199,960	—	199,960
Japan	—	825,228	—	825,228
Macau	—	41,704	—	41,704
Netherlands	—	264,361	—	264,361
Singapore	—	66,691	—	66,691
South Africa	—	15,957	—	15,957
South Korea	—	49,315	—	49,315
Spain	—	50,204	—	50,204
Sweden	—	113,507	—	113,507
Switzerland	15,747	460,554	—	476,301
United Kingdom	—	779,429	—	779,429
United States	—	48,481	—	48,481
Other Common Stocks	168,661	—	—	168,661

Total Common Stocks	302,644	4,130,661	—	4,433,305

Short-Term Investments
Investment Companies	82,881	—	—	82,881
Investment of cash collateral from securities loaned	372,445	—	—	372,445

Total Investments in Securities	$757,970	$4,130,661	$—	$4,888,631

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$6,140	$—	$6,140
China	—	1,040	—	1,040
Denmark	—	2,972	—	2,972
Finland	—	3,735	—	3,735
France	2,109	17,183	—	19,292
Germany	—	6,687	—	6,687
Hong Kong	1,660	1,272	—	2,932
Italy	—	2,245	—	2,245
Japan	—	21,576	—	21,576
Macau	—	1,059	—	1,059
Netherlands	—	12,600	—	12,600
Norway	—	2,848	—	2,848
Singapore	—	1,855	—	1,855
South Korea	—	1,267	—	1,267
Spain	—	2,369	—	2,369
Sweden	—	1,592	—	1,592
Switzerland	—	14,137	—	14,137
United Kingdom	—	19,424	—	19,424
United States	—	3,027	—	3,027
Other Common Stocks	4,976	—	—	4,976

Total Common Stocks	8,745	123,028	—	131,773

Short-Term Investments
Investment Companies	1,314	—	—	1,314

Total Investments in Securities	$10,059	$123,028	$—	$133,087

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$57	$—	$57

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(244)	$—	$(244)

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$2,622	$—	$2,622
Belgium	—	666	—	666
Denmark	—	840	—	840
Finland	—	806	—	806
France	907	5,533	—	6,440
Germany	868	3,775	—	4,643
Hong Kong	—	1,587	—	1,587
Ireland	304	94	—	398
Italy	—	937	—	937
Japan	—	11,263	—	11,263
Luxembourg	—	239	—	239
Netherlands	—	2,718	—	2,718
Singapore	—	559	—	559
Spain	—	1,796	—	1,796
Sweden	—	634	—	634
Switzerland	104	4,805	—	4,909
United Kingdom	—	7,444	—	7,444
United States	—	397	—	397
Other Common Stocks	447	—	—	447

Total Common Stocks	2,630	46,715	—	49,345

Options Purchased			—
Put Options Purchased	115	—	—	115
Short-Term Investments
Investment Companies	1,374	—	—	1,374

Total Investments in Securities	$4,119	$46,715	$—	$50,834

Appreciation in Other Financial Instruments
Futures Contracts	$14	$3	$—	$17

Depreciation in Other Financial Instruments
Futures Contracts	$—	$(1)	$—	$(1)
Options Written
Call Options Written	(467)	—	—	(467)

Total Depreciation in Other Financial Instruments	$(467)	$(1)	$—	$(468)

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$234,374		$—		$234,374
Austria	31,087	36		—		31,123
Belgium	—	59,687		—		59,687
Denmark	—	75,189		—		75,189
Finland	—	72,220		—		72,220
France	81,254	495,696		—		576,950
Germany	77,719	338,621		—		416,340
Hong Kong	—	141,315		—		141,315
Ireland	27,225	8,599		—		35,824
Italy	—	83,974		—		83,974
Japan	—	1,001,738		—		1,001,738
Luxembourg	—	21,374		—		21,374
Malta	—	—		—	(b)	—	(b)
Netherlands	—	243,415		—		243,415
Singapore	—	49,896		—		49,896
Spain	—	161,013		—		161,013
Sweden	—	56,749		—		56,749
Switzerland	9,561	430,445		—		440,006
United Kingdom	—	666,840		—		666,840
United States	—	35,578		—		35,578
Other Common Stocks	9,142	—		—		9,142

Total Common Stocks	235,988	4,176,759		—	(b)	4,412,747

Rights	—	—	(b)	—		—	(b)
Short-Term Investments
Investment Companies	168,625	—		—		168,625
Investment of cash collateral from securities loaned	215,789	—		—		215,789

Total Investments in Securities	$620,402	$4,176,759		$—	(b)	$4,797,161

Appreciation in Other Financial Instruments
Futures Contracts	$1,652	$1,014		$—		$2,666

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$10,785	$—	$10,785
China	11,422	39,560	—	50,982
Denmark	—	10,284	—	10,284
France	—	30,023	—	30,023
Germany	7,468	41,214	—	48,682
Hong Kong	—	30,680	—	30,680
Indonesia	—	9,724	—	9,724
Japan	—	56,886	—	56,886
Netherlands	—	11,578	—	11,578
Sweden	—	5,244	—	5,244
Switzerland	1,650	36,599	—	38,249
United Kingdom	—	109,445	—	109,445
United States	—	7,907	—	7,907
Other Common Stocks	91,207	—	—	91,207

Total Common Stocks	111,747	399,929	—	511,676

Short-Term Investments
Investment Companies	21,161	—	—	21,161
Investment of cash collateral from securities loaned	27,556	—	—	27,556

Total Investments in Securities	$160,464	$399,929	$—	$560,393

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$29,886	$—	$29,886
Austria	1,419	3,581	—	5,000
Belgium	—	3,570	—	3,570
China	—	1,564	—	1,564
Finland	2,405	2,006	—	4,411
France	966	31,668	—	32,634
Georgia	—	1,498	—	1,498
Germany	4,480	25,510	—	29,990
Ghana	—	634	—	634
Hong Kong	—	12,684	—	12,684
India	—	543	—	543
Ireland	—	527	—	527
Isle of Man	—	400	—	400
Israel	—	2,243	—	2,243
Italy	1,101	11,746	—	12,847
Japan	—	90,286	—	90,286
Luxembourg	—	1,365	—	1,365
Malta	—	542	—	542
Netherlands	1,798	31,431	—	33,229
New Zealand	—	1,211	—	1,211
Norway	1,898	11,773	—	13,671
Portugal	585	769	—	1,354
Russia	—	1,425	—	1,425
Singapore	—	5,224	—	5,224
South Africa	—	2,740	—	2,740
Spain	—	12,996	—	12,996
Sweden	—	13,715	—	13,715
Switzerland	3,080	20,944	—	24,024
Ukraine	—	704	—	704
United Kingdom	8,306	61,415	—	69,721
Other Common Stocks	3,149	—	—	3,149

Total Common Stocks	29,187	384,600	—	413,787

Short-Term Investments
Investment Companies	12,915	—	—	12,915
Investment of cash collateral from securities loaned	8,406	—	—	8,406

Total Investments in Securities	$50,508	$384,600	$—	$435,108

Appreciation in Other Financial Instruments
Futures Contracts	$45	$275	$—	$320

(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of April 30, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in IM Shares of JPMorgan U.S. Government Money Market Fund and/or the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs. At April 30, 2019, the value of outstanding securities on loan and the value of Collateral investment were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Emerging Economies Fund	$136	$143	$143
Emerging Markets Equity Fund	22,871	23,445	23,445
Europe Dynamic Fund	50,821	60,001	60,001
Global Research Enhanced Index Fund	85,387	88,973	88,973
International Advantage Fund	163,187	176,378	176,378
International Equity Fund	355,310	372,445	372,445
International Research Enhanced Equity Fund	206,403	215,789	215,789
International Unconstrained Equity Fund	26,465	27,556	27,556
International Value Fund	8,046	8,406	8,406

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Emerging Economies Fund	$136	$(136)	$—
Emerging Markets Equity Fund	22,871	(22,871)	—
Europe Dynamic Fund	50,821	(50,821)	—
Global Research Enhanced Index Fund	85,387	(85,387)	—
International Advantage Fund	163,187	(163,187)	—
International Equity Fund	355,310	(355,310)	—
International Research Enhanced Equity Fund	206,403	(206,403)	—
International Unconstrained Equity Fund	26,465	(26,465)	—
International Value Fund	8,046	(8,046)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Emerging Economies Fund	$—	(a)
Emerging Markets Equity Fund	3
Europe Dynamic Fund	1
Global Research Enhanced Index Fund	3
International Advantage Fund	2
International Equity Fund	1
International Research Enhanced Equity Fund	4
International Unconstrained Equity Fund	1
International Value Fund	1

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Emerging Markets Research Enhanced Equity Fund, International Equity Income Fund and International Hedged Equity Fund did not lend out any securities during the six months ended April 30, 2019.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Emerging Economies Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$43,589	$26,514	$—	(c)	$—	$17,075	17,070	$36		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45%(a)(b)	—	17,679	17,536	—		—	143	143	9	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	42,721	225,314	268,035	—	(c)	—	—	—	128		—

Total	$42,721	$286,582	$312,085	$—	(c)	$—	$17,218		$173		$—

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Emerging Markets Equity Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$358,712	$220,481	$—	(c)	$—	(c)	$138,231	138,189	$206		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57%(a)(b)	—	170,000	156,001	6	*	—		14,005	14,004	314	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45%(a)(b)	—	118,882	109,442	—		—		9,440	9,440	100	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	58,479	728,130	786,609	—	(c)	—		—	—	551		—

Total	$58,479	$1,375,724	$1,272,533	$6		$—	(c)	$161,676		$1,171		$—

Emerging Markets Research Enhanced Equity Fund

	For the period ended April 30, 2019
Security Description	Value at December 11, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$3,833	$1,446	$—		$—	(c)	$2,387	2,386	$2	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	—	234,153	234,153	—	(c)	—		—	—	85	—

Total	$—	$237,986	$235,599	$—	(c)	$—	(c)	$2,387		$87	$—

Europe Dynamic Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$29,174	$23,453	$—	(c)	$—	(c)	$5,721	5,720	$17		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57%(a)(b)	—	80,000	34,000	—		—		46,000	45,995	84	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45%(a)(b)	—	67,915	53,914	—		—		14,001	14,001	61	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	51,037	162,751	213,788	—	(c)	—		—	—	185		—	(c)

Total	$51,037	$339,840	$325,155	$—	(c)	$—	(c)	$65,722		$347		$—	(c)

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

Global Research Enhanced Index Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$71,031	$67,973	$—	(c)	$—	$3,058	3,057	$44		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57%(a)(b)	—	242,500	178,500	4	*	—	64,004	63,998	345	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45%(a)(b)	—	185,211	160,242	—		—	24,969	24,969	113	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	—	639,681	639,681	—		—	—	—	275		—

Total	$—	$1,138,423	$1,046,396	$4		$—	$92,031		$777		$—

International Advantage Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$94,105	$36,183	$—		$—	(c)	$57,922	57,905	$105		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57%(a)(b)	—	257,000	129,000	3	*	—		128,003	127,990	366	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45%(a)(b)	—	148,722	100,347	—		—		48,375	48,375	115	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	52,914	397,224	450,138	—		—		—	—	547		—

Total	$52,914	$897,051	$715,668	$3		$—	(c)	$234,300		$1,133		$—

International Equity Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$127,989	$45,107	$(1)	$—	$82,881	82,856	$168		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57%(a)(b)	—	385,000	106,000	—	—	279,000	278,972	361	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45%(a)(b)	—	186,999	93,554	—	—	93,445	93,445	121	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	166,797	311,391	478,188	—	—	—	—	706		—

Total	$166,797	$1,011,379	$722,849	$(1)	$—	$455,326		$1,356		$—

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

International Equity Income Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$2,309	$995	$—	$—	$1,314	1,314	$3	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	—	23,020	23,020	—	—	—	—	10	—

Total	$—	$25,329	$24,015	$—	$—	$1,314		$13	$—

International Hedged Equity Fund

	For the period ended April 30, 2019
Security Description	Value at March 15, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.39%(a)(b)	$—	$1,421	$47	$—	$—	$1,374	1,374	$1	$—

International Research Enhanced Equity Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$245,856	$77,232	$—		$1	$168,625	168,574	$192		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57%(a)(b)	—	323,000	168,000	4	*	—	155,004	154,989	463	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45%(a)(b)	—	201,813	141,028	—		—	60,785	60,785	148	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	56,728	434,807	491,535	—		—	—	—	870		—

Total	$56,728	$1,205,476	$877,795	$4		$1	$384,414		$1,673		$—

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

International Unconstrained Equity Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$52,287	$31,126	$—	$—	(c)	$21,161	21,155	$39		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.57%(a)(b)	—	25,000	10,000	—	—		15,000	14,999	20	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45%(a)(b)	—	62,578	50,022	—	—		12,556	12,556	37	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	1,995	88,014	90,009	—	—		—	—	58		—

Total	$1,995	$227,879	$181,157	$—	$—	(c)	$48,717		$154		$—

International Value Fund

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48%(a)(b)	$—	$18,634	$5,719	$—	(c)	$—	$12,915	12,911	$25		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45%(a)(b)	—	33,800	25,394	—		—	8,406	8,406	48	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	—	51,039	51,039	—		—	—	—	69		—	(c)

Total	$—	$103,473	$82,152	$—	(c)	$—	$21,321		$142		$—	(c)

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts and options in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes E(1) — E(3) below describe the various derivatives used by the Funds.

(1). Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2019 (amounts in thousands):

	International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	266	(a)
Average Number of Contracts Written	531	(a)
Ending Number of Contracts Purchased	267
Ending Number of Contracts Written	534

(a)	For the period March 15, 2019 through April 30, 2019.

(2). Futures Contracts — Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund, Global Research Enhanced Index Fund, International Advantage Fund, International Hedged Equity Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2019 (amounts in thousands):

	Emerging Economies Fund		Emerging Markets Equity Fund		Emerging Markets Research Enhanced Equity Fund		Europe Dynamic Fund		Global Research Enhanced Index Fund	International Advantage Fund	International Hedged Equity Fund		International Research Enhanced Equity Fund	International Value Fund
Futures Contracts—Equity:
Average Notional Balance Long	$42,814	(a)	$1,960	(a)	$2,630	(b)	$14,197	(c)	$56,422	$39,596	$1,302	(d)	$104,423	$12,540	(e)
Ending Notional Balance Long	—		—		1,889		—		7,374	55,259	1,946		171,765	13,180

(a)	For the period January 1, 2019 through January 31, 2019.
(b)	For the period December 11, 2018 through April 30, 2019.
(c)	For the period November 1, 2018 through March 31, 2019.
(d)	For the period March 15, 2019 through April 30, 2019.
(e)	For the period January 1, 2019 through April 30, 2019.

(3). Forward Foreign Currency Exchange Contracts — International Equity Income Fund and International Unconstrained Equity Fund may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended April 30, 2019 (amounts in thousands):

	International Equity Income Fund	International Unconstrained Equity Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$42,454	$54,509	(a)
Average Settlement Value Sold	39,781	26,478	(a)
Ending Settlement Value Purchased	26,903	—
Ending Settlement Value Sold	24,960	—

(a)	For the period February 1, 2019 through February 28, 2019.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Markets Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$41

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$154

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

International Advantage Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,348

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

International Equity Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$57

Gross Liabilities:
Foreign exchange contracts	Payables	$(244)

International Hedged Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$115	$17	$132

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(467)	$(1)	$(468)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,666

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$320

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2019, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,803

Emerging Markets Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,644

Emerging Markets Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,261

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$41

Europe Dynamic Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$187

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(201)

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,118)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(774)

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

International Advantage Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(663)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,200

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$603

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(513)

International Hedged Equity Fund

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Total
Equity contracts	$(344)	$16	$(328)

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$4,121

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$4,817

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(711)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$995

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$320

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

The Funds’ derivatives contracts held at April 30, 2019 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Offering and Organization Costs — Total offering costs of approximately $48,000 and $103,000 paid in connection with the offering of shares of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the fund commenced operations. Costs paid in connection with the organization of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the six months ended April 30, 2019, total offering costs amortized were approximately $19,000 and $88,000 for the Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended April 30, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Emerging Economies Fund
Transfer agency fees	$11	$—	(a)	$3		n/a	n/a		n/a		n/a		$—	(a)	$6		$20
Emerging Markets Equity Fund
Transfer agency fees	28	4		24		$9	$—	(a)	$—	(a)	$—	(a)	1		15		81
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a	n/a		—	(a)	n/a	n/a		n/a		n/a		n/a		1		1
Europe Dynamic Fund
Transfer agency fees	11	1		3		2	n/a		n/a		n/a		n/a		—	(a)	17
Global Research Enhanced Index Fund
Transfer agency fees	n/a	n/a		2		n/a	n/a		n/a		n/a		n/a		25		27
International Advantage Fund
Transfer agency fees	10	—	(a)	1		n/a	35		n/a		n/a		n/a		11		57
International Equity Fund
Transfer agency fees	21	2		3		n/a	1		n/a		n/a		—	(a)	13		40
International Equity Income Fund
Transfer agency fees	2	2		7		n/a	1		n/a		n/a		—	(a)	—	(a)	12
International Hedged Equity Fund
Transfer agency fees	—	—	(a)	—	(a)	n/a	n/a		n/a		n/a		—	(a)	—	(a)	—	(a)

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

	Class A	Class C	Class I	Class L		Class R2	Class R3	Class R4	Class R5		Class R6		Total
International Research Enhanced Equity Fund
Transfer agency fees	$28	n/a	$2	n/a		n/a	n/a	n/a	n/a		$18		$48
International Unconstrained Equity Fund
Transfer agency fees	5	$2	8	n/a		$1	n/a	n/a	$2		—	(a)	18
International Value Fund
Transfer agency fees	9	1	2	$—	(a)	1	n/a	n/a	—	(a)	—	(a)	13

(a)	Amount rounds to less than one thousand.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and generally paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	0.85%
Emerging Markets Equity Fund	0.85
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.65
Global Research Enhanced Index Fund	0.20
International Advantage Fund	0.60
International Equity Fund	0.60	(1)
International Equity Income Fund	0.70
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.65	(1)
International Value Fund	0.60

(1)	Prior to March 1, 2019, the Investment Advisory fee was accrued daily and paid monthly at an annual rate of 0.70% on each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in

166	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

excess of $25 billion of all such funds. For the six months ended April 30, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Economies Fund	0.25%	0.75%	n/a	n/a
Emerging Markets Equity Fund	0.25	0.75	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Advantage Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Equity Income Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.75	0.50	n/a
International Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$1		$—
Emerging Markets Equity Fund	39		—	(a)
Europe Dynamic Fund	1		—
International Advantage Fund	1		—
International Equity Fund	44		—
International Equity Income Fund	2		—	(a)
International Research Enhanced Equity Fund	—	(a)	—
International Unconstrained Equity Fund	21		—	(a)
International Value Fund	18		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Economies Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	0.10%
Emerging Markets Equity Fund	0.25	0.25	0.25	0.10%	0.25%	0.25%	0.25%	0.10
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
Global Research Enhanced Index Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Equity Income Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Unconstrained Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I		Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Economies Fund	1.14%	1.64%	0.89%		n/a		n/a	n/a	n/a	0.79%	0.69%
Emerging Markets Equity Fund	1.24	1.74	0.99		0.95%		1.54%	1.29%	1.04%	0.89	0.79
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	(1)	n/a		n/a	n/a	n/a	n/a	0.35	(1)
Europe Dynamic Fund	1.24	1.74	0.99		n/a	(2)	n/a	n/a	n/a	n/a	0.84	(3)
Global Research Enhanced Index Fund	n/a	n/a	0.34		n/a		n/a	n/a	n/a	n/a	0.25
International Advantage Fund(4)	0.95	1.45	0.70		n/a		1.25	n/a	n/a	n/a	0.50
International Equity Fund	0.95	1.45	0.70		n/a		1.25	n/a	n/a	0.60	0.50
International Equity Income Fund	0.95	1.45	0.70		n/a		1.25	n/a	n/a	0.60	0.50
International Hedged Equity Fund(5)	0.85	1.35	0.60		n/a		n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35		n/a		n/a	n/a	n/a	n/a	0.25
International Unconstrained Equity Fund	1.00	1.50	0.75		n/a		1.30	n/a	n/a	0.65	0.55
International Value Fund	1.00	1.50	0.75		n/a	(6)	1.30	n/a	n/a	0.65	0.55

(1)	The contractual expense percentages in the table above are in place until at least December 31, 2019.
(2)	Effective March 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2019, the contractual expense limitation was 1.00% for Class L Shares.
(3)	The contractual expense percentage in the table above is in place until September 30, 2019.
(4)	Prior to March 1, 2019, the contractual expense limitations were 1.00%, 1.50%, 0.75%, 1.30% and 0.55% for Class A, Class C, Class I, Class R2 and Class R6 Shares, respectively.
(5)	The contractual expense percentages in the table above are in place until at least January 31, 2020.
(6)	Effective March 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2019, the contractual expense limitation was 0.95% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2019 and are in place until February 29, 2020.

For the six months ended April 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Emerging Economies Fund	$1,919	$572	$19		$2,510	$6
Emerging Markets Equity Fund	3,418	1,910	387		5,715	15
Emerging Markets Research Enhanced Equity Fund	39	25	2		66	59
Europe Dynamic Fund	—	—	95		95	—
Global Research Enhanced Index Fund	749	499	315		1,563	—
International Advantage Fund	1,787	1,124	99		3,010	—
International Equity Fund	4,028	1,630	134		5,792	—
International Equity Income Fund	297	50	40		387	—	(a)
International Hedged Equity Fund	15	5	—	(a)	20	25
International Research Enhanced Equity Fund	761	507	293		1,561	—
International Unconstrained Equity Fund	512	177	85		774	—	(a)
International Value Fund	328	170	79		577	—	(a)

(a)	Amount rounds to less than one thousand.

168	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2019 were as follows (amounts in thousands):

Emerging Economies Fund	$22
Emerging Markets Equity Fund	56
Emerging Markets Research Enhanced Equity Fund	5
Europe Dynamic Fund	22
Global Research Enhanced Index Fund	27
International Advantage Fund	60
International Equity Fund	87
International Equity Income Fund	1
International Hedged Equity Fund	—	(a)
International Research Enhanced Equity Fund	78
International Unconstrained Equity Fund	6
International Value Fund	6

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$489,057	$761,848
Emerging Markets Equity Fund	911,247	697,676
Emerging Markets Research Enhanced Equity Fund	384,234	31,173
Europe Dynamic Fund	223,277	374,921
Global Research Enhanced Index Fund	772,941	2,267,493
International Advantage Fund	1,138,823	1,154,680
International Equity Fund	648,803	720,951
International Equity Income Fund	28,974	46,259
International Hedged Equity Fund	49,234	635
International Research Enhanced Equity Fund	250,586	708,435
International Unconstrained Equity Fund	141,921	167,572
International Value Fund	114,098	216,896

During the six months ended April 30, 2019, there were no purchases or sales of U.S. Government securities.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,217,161	$247,063	$56,407	$190,656
Emerging Markets Equity Fund	4,452,629	1,680,108	137,702	1,542,406
Emerging Markets Research Enhanced Equity Fund	355,975	24,135	8,662	15,473
Europe Dynamic Fund	600,894	43,512	10,531	32,981
Global Research Enhanced Index Fund	3,387,637	1,380,171	87,354	1,292,817
International Advantage Fund	3,509,151	266,374	155,306	111,068
International Equity Fund	4,067,499	911,433	90,301	821,132
International Equity Income Fund	122,861	14,677	4,638	10,039
International Hedged Equity Fund	49,995	1,625	1,237	388
International Research Enhanced Equity Fund	4,705,610	435,666	341,449	94,217
International Unconstrained Equity Fund	500,466	64,197	4,270	59,927
International Value Fund	445,536	21,829	31,937	(10,108)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2018, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains, as follows (amounts in thousands):

	2019	Total
Emerging Economies Fund	$16,730	$16,730

At October 31, 2018, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$53,938	$—
Emerging Markets Equity Fund	—	127,296
Europe Dynamic Fund	55,473	—
International Advantage Fund	38,065	—
International Research Enhanced Equity Fund	11,458	—
International Unconstrained Equity Fund	27,318	—

During the year ended October 31, 2018, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Economies Fund	$9,653	$—
Europe Dynamic Fund	—	5,930
Global Research Enhanced Index Fund	52,424	45,268
International Equity Fund	7,844	43,809
International Equity Income Fund	9,533	—
International Unconstrained Equity Fund	—	1,307
International Value Fund	24,514	—

During the year ended October 31, 2018, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

2018
International Value Fund	$41,204

170	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations. Average borrowings from the Facility during the six months ended April 30, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$23,462	3.14%	26	$53
Emerging Markets Equity Fund	21,582	2.99	26	48
Europe Dynamic Fund	21,938	2.94	4	7
Global Research Enhanced Index Fund	26,142	3.11	39	91
International Equity Income Fund	4,589	3.02	12	5
International Value Fund	5,131	3.05	27	12

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at April 30, 2019. Average borrowings from the Credit Facility during the six months ended April 30, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$12,000	3.38%	1	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	171

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

As of April 30, 2019, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Economies Fund	15.8%	80.1%	—%
Emerging Markets Equity Fund	—	27.6	—
Emerging Markets Research Enhanced Equity Fund	—	—	95.8
Europe Dynamic Fund	44.4	—	—
International Advantage Fund	—	92.0	—
International Equity Fund	—	74.0	—
International Research Enhanced Equity Fund	15.7	64.3	—
International Unconstrained Equity Fund	24.4	—	—

As of April 30, 2019, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Economies Fund	5	59.7%	—	—%
Emerging Markets Equity Fund	—	—	1	14.6
Emerging Markets Research Enhanced Equity Fund	6	89.8	—	—
Europe Dynamic Fund	4	57.6	1	11.6
Global Research Enhanced Index Fund	1	86.4	—	—
International Advantage Fund	6	77.0	—	—
International Equity Fund	3	35.7	—	—
International Equity Income Fund	1	16.8	3	56.5
International Hedged Equity Fund	1	99.0	—	—
International Research Enhanced Equity Fund	2	21.8	—	—
International Unconstrained Equity Fund	1	16.5	1	20.4
International Value Fund	—	—	1	62.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2019, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	China	France	India	Japan
Emerging Economies Fund	34.3%	—%	—%	—%
Emerging Markets Equity Fund	30.2	—	16.6	—
Emerging Markets Research Enhanced Equity Fund	33.1	—	—	—
Europe Dynamic Fund	—	15.4	—	—
International Advantage Fund	—	—	—	21.6
International Equity Fund	—	12.9	—	16.9
International Equity Income Fund	—	14.5	—	16.2
International Hedged Equity Fund	—	12.7	—	22.2
International Research Enhanced Equity Fund	—	12.0	—	20.9
International Unconstrained Equity Fund	—	—	—	10.2
International Value Fund	—	—	—	20.8

172	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	15.9%	—%	12.8%	—%
Emerging Markets Research Enhanced Equity Fund	13.0	—	10.8	—
Europe Dynamic Fund	—	18.1	—	14.2
International Advantage Fund	—	—	—	13.3
International Equity Fund	—	—	—	15.9
International Equity Income Fund	—	10.6	—	14.6
International Hedged Equity Fund	—	—	—	14.6
International Research Enhanced Equity Fund	—	—	—	13.9
International Unconstrained Equity Fund	—	—	—	19.5
International Value Fund	—	—	—	16.0

As of April 30, 2019, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

9. Subsequent Events

At their meeting in May 2019, the Board of Trustees of JPM I approved the liquidation of the JPMorgan International Equity Fund which is expected to occur on or around July 8, 2019.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	173

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2018, and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,101.30	$5.94	1.14%
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class C
Actual*	1,000.00	1,098.90	8.53	1.64
Hypothetical*	1,000.00	1,016.66	8.20	1.64
Class I
Actual*	1,000.00	1,102.40	4.64	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Class R5
Actual*	1,000.00	1,103.50	4.12	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,103.40	3.60	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69

JPMorgan Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,231.90	6.86	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,229.10	9.62	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I
Actual*	1,000.00	1,233.30	5.48	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class L
Actual*	1,000.00	1,234.30	4.93	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89

174	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund (continued)
Class R2
Actual*	$1,000.00	$1,229.90	$8.51	1.54%
Hypothetical*	1,000.00	1,017.16	7.70	1.54
Class R3
Actual*	1,000.00	1,231.60	7.14	1.29
Hypothetical*	1,000.00	1,018.40	6.46	1.29
Class R4
Actual*	1,000.00	1,232.90	5.76	1.04
Hypothetical*	1,000.00	1,019.64	5.21	1.04
Class R5
Actual*	1,000.00	1,234.10	4.93	0.89
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Class R6
Actual*	1,000.00	1,235.00	4.38	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79

JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual**	1,000.00	1,044.40	1.11	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class R6
Actual***	1,000.00	1,136.00	1.39	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan Europe Dynamic Fund
Class A
Actual*	1,000.00	1,060.00	6.33	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,057.40	8.88	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I
Actual*	1,000.00	1,061.10	5.06	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class L
Actual*	1,000.00	1,061.60	4.60	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Class R6
Actual*	1,000.00	1,062.10	4.09	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80

JPMorgan Global Research Enhanced Index Fund
Class I
Actual*	1,000.00	1,096.30	1.77	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34
Class R6
Actual*	1,000.00	1,096.60	1.30	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

JPMorgan International Advantage Fund
Class A
Actual*	1,000.00	1,036.70	4.95	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class C
Actual*	1,000.00	1,034.10	7.46	1.48
Hypothetical*	1,000.00	1,017.46	7.40	1.48

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	175

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan International Advantage Fund (continued)
Class I
Actual*	$1,000.00	$1,037.90	$3.69	0.73%
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Class R2
Actual*	1,000.00	1,035.10	6.46	1.28
Hypothetical*	1,000.00	1,018.45	6.41	1.28
Class R6
Actual*	1,000.00	1,039.10	2.68	0.53
Hypothetical*	1,000.00	1,022.17	2.66	0.53

JPMorgan International Equity Fund
Class A
Actual*	1,000.00	1,106.80	4.96	0.95
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Class C
Actual*	1,000.00	1,104.70	7.57	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class I
Actual*	1,000.00	1,108.20	3.66	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class R2
Actual*	1,000.00	1,105.10	6.52	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class R5
Actual*	1,000.00	1,109.30	3.14	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R6
Actual*	1,000.00	1,109.90	2.62	0.50
Hypothetical*	1,000.00	1,022.32	2.51	0.50

JPMorgan International Equity Income Fund
Class A
Actual*	1,000.00	1,093.00	4.98	0.96
Hypothetical*	1,000.00	1,020.03	4.81	0.96
Class C
Actual*	1,000.00	1,090.40	7.57	1.46
Hypothetical*	1,000.00	1,017.55	7.30	1.46
Class I
Actual*	1,000.00	1,094.80	3.69	0.71
Hypothetical*	1,000.00	1,021.27	3.56	0.71
Class R2
Actual*	1,000.00	1,091.80	6.54	1.26
Hypothetical*	1,000.00	1,018.55	6.31	1.26
Class R5
Actual*	1,000.00	1,094.50	3.17	0.61
Hypothetical*	1,000.00	1,021.77	3.06	0.61
Class R6
Actual*	1,000.00	1,095.90	2.65	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51

JPMorgan International Hedged Equity Fund
Class A
Actual****	1,000.00	1,014.70	1.06	0.87
Hypothetical*	1,000.00	1,020.48	4.36	0.87

176	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan International Hedged Equity Fund (continued)
Class C
Actual****	$1,000.00	$1,014.00	$1.64	1.35%
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class I
Actual****	1,000.00	1,015.30	0.73	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual****	1,000.00	1,015.30	0.55	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual****	1,000.00	1,015.30	0.41	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,075.50	3.09	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class I
Actual*	1,000.00	1,076.70	1.80	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R6
Actual*	1,000.00	1,077.20	1.29	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

JPMorgan International Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,151.70	5.34	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class C
Actual*	1,000.00	1,148.50	7.99	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class I
Actual*	1,000.00	1,152.40	4.00	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class R2
Actual*	1,000.00	1,149.70	6.93	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class R5
Actual*	1,000.00	1,153.20	3.47	0.65
Hypothetical*	1,000.00	1,021.57	3.26	0.65
Class R6
Actual*	1,000.00	1,154.60	2.94	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55

JPMorgan International Value Fund
Class A
Actual*	1,000.00	1,031.40	5.09	1.01
Hypothetical*	1,000.00	1,019.79	5.06	1.01
Class C
Actual*	1,000.00	1,029.40	7.60	1.51
Hypothetical*	1,000.00	1,017.31	7.55	1.51
Class I
Actual*	1,000.00	1,033.00	3.83	0.76
Hypothetical*	1,000.00	1,021.03	3.81	0.76

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	177

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class L
Actual*	$1,000.00	$1,033.50	$3.33	0.66%
Hypothetical*	1,000.00	1,021.52	3.31	0.66
Class R2
Actual*	1,000.00	1,030.20	6.54	1.30
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class R5
Actual*	1,000.00	1,033.10	3.33	0.66
Hypothetical*	1,000.00	1,021.52	3.31	0.66
Class R6
Actual*	1,000.00	1,034.10	2.77	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the actual period). Commencement of operations was January 30, 2019.

***

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 140/365 (to reflect the actual period). Commencement of operations was December 11, 2018.

****

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 44/365 (to reflect the actual period). Commencement of operations was March 15, 2019.

178	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2018 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreements (each, a “New Advisory Agreement and collectively, the “New Advisory Agreements”) for the Funds.

In connection with the approval of the New Advisory Agreements, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreements, the Trustees reviewed the New Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed New Advisory Agreements in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Funds and the approval of the New Advisory Agreements. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from each Fund under the applicable New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of each New Advisory Agreement was in the best interests of each Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex, and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention to be given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered the investment strategy and investment process for each Fund, and the infrastructure supporting the portfolio management team, including personnel changes. In addition, the Trustees considered information about the structure and distribution strategy of each Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Funds by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Funds for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

APRIL 30, 2019	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	179

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the proposed fees are competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the J.P. Morgan Funds complex over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at a competitive level. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Investment Performance

The Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for each Fund. The Trustees considered the projected Fee Caps proposed for each Fund, and the net advisory fee rates after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that the Funds’ estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

180	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. April 2019.	SAN-INTEQ-419

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2019 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 18, 2019 (Unaudited)

Dear Shareholders,

Global economic growth slowed in late 2018 and early 2019 amid trade tensions, political uncertainty in parts of Europe and the inherent challenges of a late-cycle economic expansion. While financial markets slumped in late 2018, equity and bond prices rebounded and broadly provided positive returns for the six months ended April 30, 2019.

“While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.” — George C.W. Gatch

Leading central banks reacted to flagging economic growth by adopting more accommodative policies, which helped to generally control global interest rates and bolstered global financial markets.

In the U.S., gross domestic product (GDP) rose by a better-than-expected rate of 3.1% in the first quarter of 2019 amid a temporary boost from an inventory buildup and net exports. Corporate profit growth slowed from record levels in 2018, but overall remained stronger than expected for the first quarter of 2019. Unemployment remained near 50-year lows and inflation held below 2% throughout the six month reporting period. Notably, a 35-day partial shutdown of the U.S. government that ended in late January 2019 added to investor uncertainty but appeared to have limited immediate impact on the U.S. economy.

Elsewhere, slowing growth in China and global trade tensions appeared to curb manufacturing growth in Europe, Taiwan, South Korea and other economies heavily dependent on manufacturing for export. Though Chinese authorities enacted a package of tax cuts, infrastructure spending and credit expansion to bolster growth in early 2019, trade negotiations between the U.S. and China failed to fully address reciprocal tariffs.

In the European Union (EU), consumer and business sentiment weakened during the reporting period and auto manufacturing, particularly in Germany, declined. The inability of the U.K. government to agree on the final terms of Britain’s planned exit from the EU further added to investor uncertainty. First quarter 2019 GDP in the 19-nation euro area rose by 1.2%. However, euro area unemployment continued to decline during the reporting period and by the end of April 2019 had fallen to 7.6%, its lowest level since August 2008.

Emerging markets generally benefitted from lower interest rates, a decline in the relative value of the U.S. dollar and China’s efforts to bolster economic growth in 2019. Overall, emerging markets equity and bonds broadly outperformed financial markets in developed markets during the reporting period. The MSCI Emerging Markets Index returned 13.9% and the Bloomberg Barclays Emerging Markets Aggregate Index returned 7.13% for the six months ended April 30, 2019.

Subsequent to the end of the reporting period, the Organization for Economic Cooperation and Development (OECD) reduced its estimate for 2019 global GDP growth to 3.2% and its estimate for GDP growth in the world’s 20 largest economies to 3.4%. “The global economy was expanding in sync less than two years ago, but challenges to existing trade relationships and the multilateral rules-based trade system have now derailed global growth by raising uncertainty that is depressing investment and trade,” the OECD said in its May 2019 economic outlook.

While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.

Investors who remain fully invested in a diversified portfolio can, we believe, continue to benefit over time from market opportunities in a growing global economy. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	1

J.P. Morgan Tax Aware Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

U.S. equity prices slumped in the final months of 2018 only to rebound in the first months of 2019, sending leading U.S. equity indexes to record highs in the final week of April. U.S. municipal bond markets also provided positive returns for the six month period amid a decline in the issuance of new bonds and an increase in demand, particularly in states with higher taxes such as New York, New Jersey and California.

Investor expectations of rising U.S. interest rates, signs of slowing economic growth in both China and the Eurozone and unresolved U.S.-China trade tensions combined to drive market volatility higher and equity prices lower in late 2018. The sell-off became particularly acute in December 2018, when the S&P 500 Index returned -9.18%.

However, by the end of December 2018, the U.S. Federal Reserve had moved to a neutral policy and asset prices generally advanced over the next four months as signs of inflationary pressure receded and corporate earnings showed surprising strength. Notably, the global oil prices fell in December 2018 to $42 per barrel of West Texas Intermediate crude and then rose to $63 per barrel by the end of April 2019.

The S&P 500 Index returned 9.76% and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned 4.92% for the six months ended April 30, 2019.

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.13%
S&P 500 Index	9.76%

Net Assets as of 4/30/2019 (In Thousands)	$1,320,594

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2019. The Fund’s security selection in the semiconductors & hardware sector and the retail sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy sector and its overweight position in the health services sector were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Broadcom Ltd., Honeywell International Inc. and Danaher Corp. Shares of Broadcom, a semiconductor manufacturer, rose along with the broader semiconductor segment amid investor expectations for growth in earnings and revenue for the first quarter of 2019. Shares of Honeywell International, an aerospace, building technologies and materials company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019. Shares of Danaher, a medical products and services company, rose after the company reported better-than-expected revenue growth for the first quarter of 2019.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Alphabet Inc., Wells Fargo & Co. and EOG Resources Inc. Shares of Alphabet, the parent company of Google Inc., fell after the company reported lower-than-expected revenue growth at Google Inc. Shares of Wells Fargo, a bank and financial services provider, fell after the company warned of a decline in net interest income for 2019. Shares of EOG Resources, an oil and gas exploration and production company, fell in late 2018 amid a slump in global petroleum prices.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they portfolio managers believed to be the companies’ underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.2%
2.	Amazon.com, Inc.	5.2
3.	UnitedHealth Group, Inc.	4.0
4.	Broadcom, Inc.	3.9
5.	Honeywell International, Inc.	3.5
6.	Apple, Inc.	3.5
7.	Bank of America Corp.	3.1
8.	Alphabet, Inc., Class C	3.0
9.	Alphabet, Inc., Class A	2.8
10.	Mastercard, Inc., Class A	2.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.6%
Health Care	14.0
Financials	12.6
Communication Services	11.8
Industrials	11.4
Consumer Discretionary	10.7
Energy	4.6
Consumer Staples	4.2
Utilities	2.1
Materials	1.9
Short-Term Investments	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge**		5.06%	4.24%	3.46%	7.32%	6.41%	4.85%	10.15%	8.90%	7.82%	14.27%	13.50%	11.91%
Without Sales Charge		10.90	10.03	6.94	13.26	12.30	8.40	11.35	10.08	8.80	14.88	14.12	12.46
CLASS C SHARES	March 22, 2011
With CDSC***		9.61	8.77	6.16	11.67	10.81	7.40	10.80	9.63	8.38	14.42	13.73	12.07
Without CDSC		10.61	9.77	6.75	12.67	11.81	7.99	10.80	9.63	8.38	14.42	13.73	12.07
CLASS I SHARES	January 30, 1997	11.13	10.23	7.09	13.71	12.66	8.72	11.84	10.47	9.18	15.28	14.44	12.80
CLASS R6 SHARES	October 1, 2018	11.14	10.23	7.11	13.75	12.70	8.75	11.85	10.47	9.19	15.29	14.44	12.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A, Class C and Class R6 Shares would have been different than those shown because Class A, Class C and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.74%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	4.92%
Tax Aware Real Return Composite Benchmark**	4.00%

Net Assets as of 4/30/2019 (In Thousands)	$858,563

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute return and underperformed both the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Tax Aware Real Return Composite Benchmark for the six months ended April 30, 2019.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, detracted from absolute performance and performance relative to the Benchmark. During the reporting period, Bloomberg Barclays inflation swap indexes generally fell amid increased volatility in global petroleum prices. Relative to the Benchmark, the Fund’s overweight allocations to bonds rated AAA and AA detracted from performance, as lower rated bonds generally outperformed higher rated bonds.

The Fund’s overweight allocations to the leasing, special tax and water & sewer sectors were leading positive contributors to relative performance as they outperformed the broader municipal bond market largely due to their longer duration. Generally, bonds with longer duration experience a larger increase in price compared with shorter duration bonds as interest rates fall.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers increased the hedge ratio to 99% from 96%.

INVESTMENT APPROACH

The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

PORTFOLIO COMPOSITION****
Municipal Bonds	95.7%
Short-Term Investments	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019
		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge**		(1.25)%	(1.25)%	(0.24)%	(1.57)%	(1.59)%	0.05%	0.18%	0.13%	0.67%	1.82%	1.80%	1.96%
Without Sales Charge		2.62	2.61	2.07	2.22	2.21	2.33	0.94	0.90	1.27	2.21	2.19	2.27
CLASS C SHARES	August 31, 2005
With CDSC***		1.36	1.36	1.23	0.71	0.70	1.23	0.37	0.35	0.72	1.59	1.58	1.66
Without CDSC		2.36	2.36	1.82	1.71	1.70	1.82	0.37	0.35	0.72	1.59	1.58	1.66
CLASS I SHARES	August 31, 2005	2.74	2.73	2.20	2.48	2.46	2.58	1.21	1.16	1.52	2.47	2.44	2.53
CLASS R6 SHARES	August 16, 2013	2.79	2.78	2.25	2.58	2.56	2.69	1.29	1.28	1.65	2.53	2.52	2.61

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

Class I Shares have a $1,000,000 minimum initial investment.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.7%

Aerospace & Defense — 0.7%

General Dynamics Corp.	54	9,662

Banks — 6.8%

Bank of America Corp.	1,352	41,358

Citigroup, Inc.	330	23,361

Wells Fargo & Co.	527	25,496

		90,215

Beverages — 3.1%

Coca-Cola Co. (The)	269	13,178

Constellation Brands, Inc., Class A	33	7,035

PepsiCo, Inc.	160	20,500

		40,713

Biotechnology — 1.1%

Alexion Pharmaceuticals, Inc. *	36	4,915

Vertex Pharmaceuticals, Inc. *	55	9,273

		14,188

Building Products — 0.6%

Allegion plc	87	8,613

Capital Markets — 3.4%

Intercontinental Exchange, Inc.	234	19,061

Morgan Stanley	527	25,436

		44,497

Chemicals — 1.9%

DowDuPont, Inc.	273	10,482

Linde plc (United Kingdom)	80	14,505

		24,987

Commercial Services & Supplies — 1.1%

Waste Connections, Inc.	158	14,621

Diversified Financial Services — 0.9%

Berkshire Hathaway, Inc., Class B *	58	12,483

Electric Utilities — 1.3%

NextEra Energy, Inc.	90	17,484

Entertainment — 2.2%

Electronic Arts, Inc. *	68	6,427

Netflix, Inc. *	25	9,286

Walt Disney Co. (The)	99	13,557

		29,270

Food Products — 1.1%

Mondelez International, Inc., Class A	281	14,281

Health Care Equipment & Supplies — 4.4%

Boston Scientific Corp. *	460	17,086

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Danaher Corp.	113	15,005

Medtronic plc	104	9,210

Zimmer Biomet Holdings, Inc.	133	16,425

		57,726

Health Care Providers & Services — 4.0%

UnitedHealth Group, Inc.	225	52,494

Hotels, Restaurants & Leisure — 0.8%

Yum! Brands, Inc.	96	9,971

Industrial Conglomerates — 3.5%

Honeywell International, Inc.	268	46,593

Insurance — 1.4%

Chubb Ltd.	131	19,029

Interactive Media & Services — 7.0%

Alphabet, Inc., Class A *	31	37,145

Alphabet, Inc., Class C *	33	39,631

Facebook, Inc., Class A *	84	16,238

		93,014

Internet & Direct Marketing Retail — 5.2%

Amazon.com, Inc. *	35	68,122

IT Services — 8.9%

Automatic Data Processing, Inc.	66	10,775

Fidelity National Information Services, Inc.	106	12,275

Fiserv, Inc. *	121	10,547

Mastercard, Inc., Class A	141	35,795

PayPal Holdings, Inc. *	157	17,755

Visa, Inc., Class A	97	15,884

WEX, Inc. *	68	14,300

		117,331

Machinery — 1.3%

Stanley Black & Decker, Inc.	119	17,489

Media — 2.5%

Charter Communications, Inc., Class A *	40	14,897

Comcast Corp., Class A	416	18,125

		33,022

Multi-Utilities — 0.7%

NiSource, Inc.	354	9,837

Oil, Gas & Consumable Fuels — 4.6%

Concho Resources, Inc.	17	1,915

Diamondback Energy, Inc.	126	13,416

EOG Resources, Inc.	130	12,530

Marathon Petroleum Corp.	196	11,930

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

Occidental Petroleum Corp.	81	4,777

Pioneer Natural Resources Co.	94	15,631

		60,199

Pharmaceuticals — 4.6%

Elanco Animal Health, Inc. *	31	966

Eli Lilly & Co.	130	15,200

Merck & Co., Inc.	193	15,207

Pfizer, Inc.	711	28,894

		60,267

Road & Rail — 4.1%

Norfolk Southern Corp.	118	24,106

Union Pacific Corp.	170	30,044

		54,150

Semiconductors & Semiconductor Equipment — 6.0%

Broadcom, Inc.	161	51,279

NVIDIA Corp.	33	5,901

Texas Instruments, Inc.	187	22,069

		79,249

Software — 8.2%

Adobe, Inc. *	28	8,082

Microsoft Corp.	630	82,227

salesforce.com, Inc. *	106	17,501

		107,810

Specialty Retail — 4.8%

AutoZone, Inc. *	10	10,048

Home Depot, Inc. (The)	151	30,806

Lowe’s Cos., Inc.	195	22,040

		62,894

Technology Hardware, Storage & Peripherals — 3.5%

Apple, Inc.	230	46,221

Total Common Stocks (Cost $604,633)		1,316,432

Short-Term Investments — 0.1%

Investment Companies — 0.1%

JPMorgan Prime Money Market Fund Class IM Shares, 2.54% (a) (b) (Cost $2,118)	2,117	2,118

Total Investments — 99.8% (Cost $606,751)		1,318,550
Other Assets Less Liabilities — 0.2%		2,044

NET ASSETS — 100.0%		1,320,594

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 93.1% (a)

Alaska — 1.8%

Other Revenue — 1.8%

Borough of Matanuska-Susitna, Goose Creek Correctional Center Project Rev., 5.25%, 9/1/2029	13,490	15,865

Arizona — 0.3%

Other Revenue — 0.3%

Phoenix Civic Improvement Corp., Senior Lien

Series 2011C, Rev., 5.00%, 7/1/2022	1,085	1,162

Series 2011C, Rev., 5.00%, 7/1/2024	1,000	1,070

		2,232

Utility — 0.0% (b)

Salt River Project Agricultural Improvement & Power District, Electric System Series A, Rev., 5.00%, 1/1/2028	185	232

Total Arizona		2,464

California — 18.3%

Certificate of Participation/Lease — 0.0% (b)

Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2031	80	88

Education — 0.8%

California Municipal Finance Authority, Lutheran University

Rev., 5.00%, 10/1/2029	225	273

Rev., 5.00%, 10/1/2030	225	269

Rev., 5.00%, 10/1/2031	225	267

California State University, Systemwide Series 2015A, Rev., 5.00%, 11/1/2024	3,000	3,555

Golden West Schools Financing Authority, Placentia-Yorba Linda University Rev., AMBAC, 5.50%, 8/1/2020	2,475	2,596

		6,960

General Obligation — 4.7%

Center Unified School District, Election of 1991 GO, NATL-RE, Zero Coupon, 8/1/2026	750	536

Contra Costa Community College District

GO, 5.00%, 8/1/2022	1,000	1,077

GO, 5.00%, 8/1/2024	1,000	1,076

Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2039	145	155

Los Angeles Unified School District

Series B, GO, 5.00%, 7/1/2026	10,010	12,099

Series C, GO, 5.00%, 7/1/2026	9,000	10,382

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Murrieta Valley Unified School District GO, AGM, 5.00%, 9/1/2022	550	613

San Diego Unified School District, Election of 1998 Series F-1, GO, AGM, 5.25%, 7/1/2028	1,000	1,301

State Center Community College District GO, 5.00%, 8/1/2024	1,000	1,113

State of California, Various Purpose GO, 5.00%, 8/1/2030	10,370	12,134

		40,486

Hospital — 0.4%

California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	1,000	1,106

California Municipal Finance Authority, Community Medical Centers Series 2017A, Rev., 5.00%, 2/1/2031	1,750	2,035

		3,141

Other Revenue — 0.7%

Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2034	4,950	5,653

Prerefunded — 1.2%

California State Public Works Board, Various State University Project Series H, Rev., 5.00%, 9/1/2023 (c)	8,700	10,001

City of Los Angeles, Department of Water & Power, Power System Series A, Rev., 5.00%, 1/1/2023 (c)	15	17

		10,018

Transportation — 1.1%

California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien

Rev., AGM, 5.00%, 7/1/2022 (c)	340	379

Rev., FGIC, 5.00%, 7/1/2025 (c)	2,315	2,796

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2024	175	206

Series A, Rev., 5.00%, 7/1/2025	395	479

Series A, Rev., 5.00%, 7/1/2026	225	272

San Joaquin County Transportation Authority, Measure K Sales Tax

Rev., 5.00%, 3/1/2029	2,285	2,807

Rev., 5.00%, 3/1/2030	2,000	2,445

		9,384

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 7.8%

City of Los Angeles, Department of Water & Power, Power System

Series A, Rev., 5.00%, 7/1/2023	2,500	2,818

Series B, Rev., 5.00%, 7/1/2028	25,385	28,673

Series B, Rev., 5.00%, 7/1/2029	8,580	10,524

Series B, Rev., 5.00%, 7/1/2031	2,100	2,409

Series A, Rev., 5.00%, 7/1/2032	2,550	3,088

Series B, Rev., 5.00%, 7/1/2032	1,925	2,193

Series D, Rev., 5.00%, 7/1/2032	3,300	3,828

Series A, Rev., 5.00%, 7/1/2033	5,000	6,016

Series A, Rev., 5.00%, 7/1/2034	710	850

Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2021	5,000	5,373

Sacramento Municipal Utility District Financing Authority, Cosumnes Project Rev., 5.00%, 7/1/2028	1,290	1,546

		67,318

Water & Sewer — 1.6%

City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	4,750	4,391

Metropolitan Water District Southern Water Works Series A, Rev., 5.00%, 10/1/2025	2,545	2,806

San Diego County Water Authority Series 2013A, Rev., 5.00%, 5/1/2030	6,000	6,724

		13,921

Total California		156,969

Colorado — 0.8%

Certificate of Participation/Lease — 0.5%

State of Colorado, Building Excellent Schools Today Series 2018M, COP, 5.00%, 3/15/2029	3,150	3,898

General Obligation — 0.3%

Douglas County School District No. Re-1, Douglas & Elbert Counties GO, 5.25%, 12/15/2025	2,345	2,856

Total Colorado		6,754

Connecticut — 1.3%

General Obligation — 1.1%

City of Greenwich GO, 5.00%, 6/1/2020	200	200

State of Connecticut Series E, GO, 5.00%, 8/15/2030	8,200	9,129

		9,329

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.2%

South Central Connecticut Regional Water Authority, Water System

Series A, Rev., NATL-RE, 5.25%, 8/1/2019	250	252

Series A, Rev., NATL-RE, 5.25%, 8/1/2020	1,290	1,349

		1,601

Total Connecticut		10,930

Delaware — 1.0%

General Obligation — 1.0%

County of New Castle Series 2012B, GO, 5.00%, 7/15/2021	20	21

State of Delaware

Series C, GO, 5.00%, 3/1/2021	1,000	1,061

Series 2018A, GO, 5.00%, 2/1/2027	2,255	2,782

Series 2018A, GO, 5.00%, 2/1/2028	2,355	2,960

Series 2018A, GO, 5.00%, 2/1/2029	1,370	1,713

		8,537

Total Delaware		8,537

District of Columbia — 1.6%

General Obligation — 0.3%

District of Columbia

Series 2017A, GO, 5.00%, 6/1/2029	290	353

Series 2017A, GO, 5.00%, 6/1/2030	400	486

Series 2017A, GO, 5.00%, 6/1/2031	600	726

Series 2017A, GO, 5.00%, 6/1/2032	665	802

		2,367

Water & Sewer — 1.3%

District of Columbia Water & Sewer Authority, Public Utility Subordinate Lien

Series 2012C, Rev., 5.00%, 10/1/2025	5,000	5,545

Series 2012C, Rev., 5.00%, 10/1/2029	5,000	5,535

		11,080

Total District of Columbia		13,447

Florida — 5.9%

General Obligation — 4.7%

Florida State Board of Education, Public Education Capital Outlay

Series A, GO, 5.00%, 6/1/2024	5,090	5,324

Series D, GO, 5.00%, 6/1/2025	32,375	34,580

		39,904

Utility — 0.5%

JEA Electric System Subseries-B, Rev., 5.00%, 10/1/2033	4,000	4,632

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.7%

Broward County, Florida Water and Sewer Utility Series 2015B, Rev., 5.00%, 10/1/2030	5,000	5,896

Total Florida		50,432

Georgia — 1.3%

General Obligation — 0.7%

Georgia Polk School District

GO, 5.00%, 3/1/2024	175	201

GO, 5.00%, 3/1/2025	350	413

State of Georgia

Series 2015A, GO, 5.00%, 2/1/2025	130	154

Series 2016E, GO, 5.00%, 12/1/2025	3,960	4,770

		5,538

Water & Sewer — 0.6%

Fulton County, Water & Sewerage Rev., 5.00%, 1/1/2023	5,000	5,272

Henry County Water & Sewerage Authority Rev., 5.00%, 2/1/2029	125	136

		5,408

Total Georgia		10,946

Hawaii — 0.9%

General Obligation — 0.9%

State of Hawaii

Series FT, GO, 5.00%, 1/1/2026	4,000	4,804

Series FG, GO, 5.00%, 10/1/2028	2,500	3,027

		7,831

Total Hawaii		7,831

Illinois — 0.9%

General Obligation — 0.0% (b)

Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building Series A, GO, AGM-CR, FGIC, 6.25%, 12/30/2021	140	155

Other Revenue — 0.1%

City of Chicago, Motor Fuel Tax

Rev., 5.00%, 1/1/2020	75	76

Rev., 5.00%, 1/1/2021	200	207

Rev., 5.00%, 1/1/2022	105	110

		393

Transportation — 0.5%

Illinois State Toll Highway Authority Series A, Rev., 5.00%, 12/1/2022	3,000	3,334

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	750	894

		4,228

Water & Sewer — 0.3%

City of Chicago, Water Revenue, Second Lien Project

Rev., 5.00%, 11/1/2021	1,000	1,069

Rev., 5.00%, 11/1/2022	400	437

Rev., 5.00%, 11/1/2029	1,000	1,117

		2,623

Total Illinois		7,399

Indiana — 1.6%

Other Revenue — 0.2%

Fort Wayne Redevelopment Authority, Lease Rental, Harrison Square Project Rev., 5.00%, 2/1/2026	1,110	1,259

Prerefunded — 0.8%

Indiana Finance Authority, Revolving Fund Series 2011A, Rev., 5.00%, 2/1/2022 (c)	5,000	5,446

Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project Series 2010F, Rev., AGM, 5.00%, 1/1/2020 (c)	1,750	1,788

		7,234

Utility — 0.5%

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,518

Water & Sewer — 0.1%

City of Evansville, Waterworks District

Series 2014B, Rev., 5.00%, 1/1/2022	325	352

Series 2014B, Rev., 5.00%, 1/1/2023	375	405

		757

Total Indiana		13,768

Iowa — 0.0% (b)

Other Revenue — 0.0% (b)

Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2032	20	24

Louisiana — 0.9%

Housing — 0.4%

Louisiana Public Facilities Authority, Multi-Family Housing, CR Rev., Zero Coupon, 2/1/2020 (c)	3,270	3,225

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.4%

Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project Rev., 5.00%, 10/1/2032	3,000	3,405

Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project Rev., 5.00%, 10/1/2027	25	30

		3,435

Utility — 0.1%

City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2043	1,250	1,375

Total Louisiana		8,035

Maryland — 1.5%

General Obligation — 1.5%

Baltimore County, Consolidated Public Improvement GO, 5.00%, 3/1/2032	7,090	8,666

County of Anne Arundel, Consolidated Water and Sewer GO, 5.00%, 10/1/2029	1,450	1,776

County of Anne Arundel, Water & Sewer GO, 5.00%, 10/1/2027	2,075	2,527

		12,969

Total Maryland		12,969

Massachusetts — 4.6%

Education — 0.9%

Massachusetts School Building Authority, Senior Dedicated Sales Tax Series B, Rev., 5.00%, 8/15/2030	7,420	8,161

General Obligation — 1.1%

Commonwealth of Massachusetts Series C, GO, AGM, 5.50%, 12/1/2022	200	226

Commonwealth of Massachusetts, Consolidated Loan of 2014 Series C, GO, 4.00%, 7/1/2031	5,000	5,308

Commonwealth of Massachusetts, Consolidated Loan of 2018 Series B, GO, 5.00%, 1/1/2027	3,000	3,690

		9,224

Transportation — 1.5%

Massachusetts Bay Transportation Authority Series A, Rev., 5.25%, 7/1/2027	10,000	12,602

Water & Sewer — 1.1%

Massachusetts Clean Water Trust (The), Green Bond Series 20, Rev., 5.00%, 2/1/2036	8,280	9,562

Total Massachusetts		39,549

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — 0.7%

Education — 0.2%

Eastern Michigan University, Board of Regents

Series 2017A, Rev., 5.00%, 3/1/2027	750	908

Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,173

		2,081

General Obligation — 0.3%

Huron Valley School District GO, Q-SBLF, 5.00%, 5/1/2024	2,000	2,127

Prerefunded — 0.0% (b)

State of Michigan, Environmental Program Series A, GO, 6.00%, 5/1/2019 (c)	100	100

Transportation — 0.2%

State of Michigan, Trunk Line Fund Rev., 5.00%, 11/15/2028	1,240	1,339

Total Michigan		5,647

Minnesota — 1.6%

General Obligation — 0.3%

County of Hennepin Series 2016B, GO, 5.00%, 12/1/2027	2,135	2,619

Other Revenue — 1.3%

State of Minnesota, General Fund Refunding Appropriation Series 2012B, Rev., 5.00%, 3/1/2025	9,705	10,581

Prerefunded — 0.0% (b)

St. Paul Minnesota, Housing & Redevelopment Authority Health Care Series 2015A, Rev., 5.25%, 11/15/2020 (c)	195	205

Total Minnesota		13,405

Missouri — 0.0% (b)

Prerefunded — 0.0% (b)

Missouri Environmental Improvement & Energy Resources Authority, Water Pollution Control & Drinking Water Rev., 5.00%, 1/1/2020 (c)	20	21

Utility — 0.0% (b)

City of Springfield, Public Utility Rev., 5.00%, 8/1/2022	100	110

Total Missouri		131

Nebraska — 0.6%

Utility — 0.6%

Omaha Public Power District, Electric System Series A, Rev., 4.00%, 2/1/2032	5,000	5,273

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Hampshire — 0.1%

Prerefunded — 0.1%

New Hampshire Municipal Bond Bank Series E, Rev., 5.00%, 1/15/2020 (c)	1,195	1,224

New Jersey — 3.0%

Education — 1.3%

New Jersey Economic Development Authority, School Facilities Construction

Series XX, Rev., 5.00%, 6/15/2021	5,145	5,457

Series PP, Rev., 5.00%, 6/15/2029	5,000	5,482

		10,939

General Obligation — 0.4%

North Brunswick Township Board of Education GO, 5.00%, 7/15/2022	850	884

Township of Woodbridge

GO, 5.00%, 7/15/2022	1,100	1,144

GO, 5.00%, 7/15/2023	1,200	1,247

		3,275

Other Revenue — 0.4%

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	2,800	3,326

Transportation — 0.7%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2028	3,000	3,444

New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.00%, 6/15/2036	2,500	2,654

		6,098

Water & Sewer — 0.2%

Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation Series B, Rev., AGM, Zero Coupon, 12/1/2020	1,995	1,933

Total New Jersey		25,571

New Mexico — 0.0% (b)

Other Revenue — 0.0% (b)

State of New Mexico Severance Tax Permanent Fund Series 2018A, Rev., 5.00%, 7/1/2022	25	28

New York — 26.1%

Education — 0.9%

Monroe County IDA, School Facility, Modernization Project Rev., 5.00%, 5/1/2030	2,100	2,550

New York State Dormitory Authority

Series 2018A, Rev., 5.00%, 10/1/2030	875	1,050

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 5.00%, 7/1/2038	3,500	4,263

		7,863

General Obligation — 1.9%

City of New York, Fiscal Year 2010 Series E, GO, 5.00%, 8/1/2023	5,000	5,041

City of New York, Fiscal Year 2013

Series D, GO, 5.00%, 8/1/2028	6,085	6,794

Series F, Subseries F-1, GO, 5.00%, 3/1/2030	4,050	4,527

		16,362

Industrial Development Revenue/Pollution Control Revenue — 1.2%

New York Liberty Development Corp., World Trade Center Projects Class 1, Rev., 5.00%, 9/15/2030	9,475	10,360

Other Revenue — 6.0%

Hudson Yards Infrastructure Corp. Series A, Rev., 5.00%, 2/15/2033	1,500	1,785

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012 Series D, Subseries D-1, Rev., 5.00%, 11/1/2031	9,000	9,718

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries F-1, Rev., 5.00%, 2/1/2031	10,000	11,170

New York Convention Center Development Corp., Hotel Unit Fee Secured Rev., AGM-CR, Zero Coupon, 11/15/2052	10,000	2,791

New York State Dormitory Authority, State Sales Tax

Series 2014A, Rev., 5.00%, 3/15/2028	3,000	3,465

Series 2014A, Rev., 5.00%, 3/15/2029	5,000	5,774

Series 2014A, Rev., 5.00%, 3/15/2033	1,000	1,147

Series 2014A, Rev., 5.00%, 3/15/2034	4,225	4,819

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series A, Rev., 5.00%, 10/15/2029	7,500	8,804

Series A, Rev., 5.00%, 10/15/2031	1,850	2,156

		51,629

Prerefunded — 3.4%

Metropolitan Transportation Authority Series 2011A, Rev., 5.00%, 11/15/2021 (c)	1,500	1,630

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Series B, Rev., 5.00%, 11/1/2019 (c)	5	5

Triborough Bridge & Tunnel Authority Series B, Rev., 5.50%, 1/1/2022 (c)	450	492

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — continued

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2011A, Rev., 5.00%, 1/1/2022 (c)	25,000	27,265

		29,392

Special Tax — 5.1%

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2014C, Rev., 5.00%, 3/15/2031	7,250	8,309

Series 2014C, Rev., 5.00%, 3/15/2033	12,500	14,273

Series 2011C, Rev., 5.00%, 3/15/2041	3,500	3,684

New York State Thruway Authority, State Personal Income Tax, Transportation Series 2010A, Rev., 5.00%, 3/15/2026	10,000	10,456

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017C, Rev., 5.00%, 3/15/2027	5,475	6,745

		43,467

Transportation — 2.8%

Metropolitan Transportation Authority Subseries C-1, Rev., 5.25%, 11/15/2028	5,000	5,897

New York State Thruway Authority Series L, Rev., 5.00%, 1/1/2024	3,145	3,618

Port Authority of New York & New Jersey, Consolidated

Rev., 5.00%, 5/1/2034	2,965	3,060

Rev., 5.00%, 5/1/2035	2,000	2,063

Rev., 5.00%, 10/15/2041	6,500	7,560

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2012B, Rev., 5.00%, 11/15/2031	1,250	1,391

		23,589

Utility — 1.1%

Utility Debt Securitization Authority

Series 2013TE, Rev., 5.00%, 12/15/2028	4,000	4,580

Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,801

		9,381

Water & Sewer — 3.7%

New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010 Series FF, Rev., 5.00%, 6/15/2024	16,335	16,974

New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	3,000	3,525

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution

Series 2017A, Rev., 5.00%, 6/15/2026	2,750	3,372

Series 2017A, Rev., 5.00%, 6/15/2027	3,500	4,382

Series 2017A, Rev., 5.00%, 6/15/2028	3,000	3,743

		31,996

Total New York		224,039

North Carolina — 0.2%

General Obligation — 0.1%

County of Guilford GO, 5.00%, 3/1/2024	445	514

Transportation — 0.1%

North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Rev., AGM, 5.00%, 1/1/2029	700	829

Total North Carolina		1,343

Ohio — 1.1%

Prerefunded — 0.7%

City of Columbus Series 2013-1, GO, 5.00%, 7/1/2023 (c)	4,750	5,387

State of Ohio, Full Faith and Credit, HighWay Improvement Project Series Q, GO, 5.00%, 5/1/2022 (c)	330	362

		5,749

Transportation — 0.1%

State of Ohio, Capital Facilities Lease Appropriation Series 2018A, Rev., 5.00%, 4/1/2028	1,020	1,271

Water & Sewer — 0.3%

Northeast Ohio Regional Sewer District, Wastewater Improvement

Rev., 5.00%, 11/15/2025	555	647

Rev., 5.00%, 11/15/2027	1,500	1,742

		2,389

Total Ohio		9,409

Oklahoma — 0.9%

Education — 0.2%

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	250	276

Rev., 5.00%, 10/1/2023	175	198

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Rev., 5.00%, 10/1/2025	500	586

Rev., 5.00%, 10/1/2026	500	595

		1,655

Transportation — 0.5%

Oklahoma Turnpike Authority, Turnpike System, Second Senior

Series 2011A, Rev., 5.00%, 1/1/2024	2,000	2,109

Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,312

		4,421

Water & Sewer — 0.2%

Oklahoma City Water Utilities Trust, Water & Sewer System Rev., 5.00%, 7/1/2027	1,380	1,557

Total Oklahoma		7,633

Oregon — 0.8%

General Obligation — 0.3%

Linn & Benton Counties, School District No. 8J, Greater Albany

GO, 5.00%, 6/15/2030	500	605

GO, 5.00%, 6/15/2031	1,180	1,423

Marion County GO, AMBAC, 5.50%, 6/1/2023	100	115

Washington Counties, Hillsboro School District No. 1J GO, 5.00%, 6/15/2027	570	705

		2,848

Other Revenue — 0.2%

Oregon State Department of Administrative Services, Lottery Series A, Rev., 5.00%, 4/1/2027	1,500	1,683

Water & Sewer — 0.3%

City of Portland, Sewer System, Second Lien Series B, Rev., 4.00%, 10/1/2036	2,180	2,334

Total Oregon		6,865

Pennsylvania — 1.1%

Education — 0.2%

County of Montgomery Higher Education And Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2043	2,000	2,081

Hospital — 0.5%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2027	350	420

Rev., 5.00%, 11/1/2028	450	538

Rev., 5.00%, 11/1/2029	150	177

Rev., 5.00%, 11/1/2030	150	176

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Sayre Health Care Facilities Authority, Guthrie Health Issue Rev., 2.54%, 6/1/2019 (d)	2,645	2,639

		3,950

Other Revenue — 0.4%

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Rev., 5.00%, 6/1/2024	500	569

Rev., 5.00%, 6/1/2025	630	730

Rev., 5.00%, 6/1/2026	380	448

Rev., 5.00%, 6/1/2027	500	599

Rev., 5.00%, 6/1/2028	880	1,069

Rev., 5.00%, 6/1/2029	380	460

		3,875

Total Pennsylvania		9,906

Rhode Island — 0.2%

Education — 0.1%

Rhode Island Health & Educational Building Corp., Brown University Series A, Rev., 5.00%, 9/1/2025	655	705

General Obligation — 0.1%

State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2024	1,000	1,142

Total Rhode Island		1,847

South Carolina — 0.2%

General Obligation — 0.0% (b)

State of South Carolina Series 2016B, GO, 5.00%, 4/1/2024	150	173

Water & Sewer — 0.2%

City of Charleston, Waterworks & Sewer System Rev., 5.00%, 1/1/2028	15	18

City of Columbia Rev., 5.00%, 2/1/2026	1,500	1,635

		1,653

Total South Carolina		1,826

Tennessee — 1.2%

General Obligation — 0.2%

City of Maryville Series 2017A, GO, 5.00%, 6/1/2026	1,240	1,504

Utility — 1.0%

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (d)	8,000	8,641

Total Tennessee		10,145

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — 8.4%

Education — 0.7%

University of Texas System, Board of Regents, Financing System Series 2014B, Rev., 5.00%, 8/15/2026	5,000	6,087

General Obligation — 3.5%

City of El Paso, Refunding & Improvement GO, 5.00%, 2/15/2032	1,490	1,782

City of Houston, Public Improvement Series 2014A, GO, 5.00%, 3/1/2030	4,000	4,556

City of Lubbock GO, 5.00%, 2/15/2025	3,150	3,610

City of San Antonio, General Improvement

GO, 5.00%, 8/1/2023	700	751

GO, 5.00%, 8/1/2024	3,500	3,753

GO, 5.00%, 8/1/2026	4,735	5,078

GO, 5.00%, 8/1/2027	2,735	2,931

Crandall Independent School District

Series 2012A, GO, PSF-GTD, Zero Coupon, 8/15/2025	1,150	973

Series 2012A, GO, PSF-GTD, Zero Coupon, 8/15/2026	2,140	1,752

Series 2012A, GO, PSF-GTD, Zero Coupon, 8/15/2027	2,145	1,696

San Jacinto Community College District GO, 5.00%, 2/15/2040	2,600	2,726

Tyler Independent School District GO, PSF-GTD, 5.00%, 2/15/2028	175	213

		29,821

Other Revenue — 0.2%

Trinity River Authority, Walker-Calloway System

Rev., 5.00%, 2/1/2026	275	327

Rev., 5.00%, 2/1/2027	290	351

Rev., 5.00%, 2/1/2028	305	375

Rev., 5.00%, 2/1/2029	320	392

Rev., 5.00%, 2/1/2030	340	410

Rev., 5.00%, 2/1/2031	355	426

		2,281

Prerefunded — 0.4%

Hays County, Pass-Through Toll GO, 5.00%, 2/15/2020 (c)	3,285	3,370

Transportation — 1.7%

City of Houston, Airport System, Sub Lien Series 2011B, Rev., 5.00%, 7/1/2026	3,000	3,205

Grand Parkway Transportation Corp. Series 2013B, Rev., 5.25%, 10/1/2051	7,660	8,528

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

North Texas Tollway Authority System, First Tier

Series 2017A, Rev., 5.00%, 1/1/2026	200	222

Series 2017A, Rev., 5.00%, 1/1/2027	550	653

Series 2017A, Rev., 5.00%, 1/1/2030	360	421

Series 2017A, Rev., 5.00%, 1/1/2035	600	700

North Texas Tollway Authority System, Second Tier

Series 2017B, Rev., 5.00%, 1/1/2026	150	166

Series 2017B, Rev., 5.00%, 1/1/2027	300	353

Series 2017B, Rev., 5.00%, 1/1/2030	400	464

		14,712

Utility — 0.4%

City of San Antonio, Electric and Gas System Rev., 5.00%, 2/1/2026	3,000	3,607

Water & Sewer — 1.5%

City of Houston, Water & Sewer System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (c)	5,550	7,768

City of San Antonio, Water System Junior Lien Series 2013E, Rev., 5.00%, 5/15/2024	1,250	1,406

Coastal Water Authority, City of Houston Projects Rev., 5.00%, 12/15/2023	3,315	3,493

		12,667

Total Texas		72,545

Utah — 0.1%

Prerefunded — 0.0% (b)

Utah Infrastructure Agency Telecommunications and Franchise Tax Rev., 4.00%, 10/15/2025 (c)	250	285

Water & Sewer — 0.1%

Weber Basin Water Conservancy District

Series 2017B, Rev., 5.00%, 10/1/2030	250	303

Series 2017B, Rev., 5.00%, 10/1/2031	470	568

		871

Total Utah		1,156

Virginia — 2.4%

General Obligation — 0.6%

County of Arlington GO, 5.00%, 8/15/2031	4,000	4,939

Other Revenue — 0.0% (b)

Virginia Resources Authority, Pooled Financing Program, Infrastructure Series 2009A, Rev., 5.00%, 11/1/2023	405	412

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.1%

City of Richmond, Public Improvement Series 2010D, GO, 5.00%, 7/15/2020 (c)	205	213

Virginia Resources Authority, Pooled Financing Program, Infrastructure Series 2009A, Rev., 5.00%, 11/1/2019 (c)	560	570

		783

Transportation — 1.1%

Hampton Roads Transportation Accountability Commission Fund Series 2018A, Rev., 5.00%, 7/1/2029	2,985	3,633

Northern Virginia Transportation Authority Rev., 5.00%, 6/1/2025	1,000	1,158

Virginia Commonwealth Transportation Board, Capital Projects Series 2017A, Rev., 5.00%, 5/15/2033	3,955	4,769

		9,560

Utility — 0.6%

City of Richmond, Public Utility Revenue Series 2016A, Rev., 5.00%, 1/15/2028	4,090	4,882

Total Virginia		20,576

Washington — 1.7%

General Obligation — 0.2%

Snohomish County School District No. 15 Edmonds GO, 5.00%, 12/1/2033	1,100	1,258

Yakima County School District No. 7 GO, 5.50%, 12/1/2023	275	281

		1,539

Hospital — 0.7%

Washington Health Care Facilities Authority, Providence St. Joseph Health

Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,465

Series 2018B, Rev., 5.00%, 10/1/2026	1,500	1,789

Series 2018B, Rev., 5.00%, 10/1/2027	2,500	3,029

		6,283

Transportation — 0.6%

Port of Seattle, Intermediate Lien

Series 2015B, Rev., 5.00%, 3/1/2033	3,750	4,280

Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,139

		5,419

Water & Sewer — 0.2%

City of Seattle, Drainage & Wastewater Improvement Rev., 5.00%, 9/1/2026	1,325	1,443

Total Washington		14,684

Total Municipal Bonds (Cost $758,331)		799,172

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.2%

Investment Companies — 4.2%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.90% (e) (f) (Cost $36,271)	36,273	36,271

Total Investments — 97.3% (Cost $794,602)		835,443
Other Assets Less Liabilities — 2.7%		23,120

NET ASSETS — 100.0%		858,563

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
IDA	Industrial Development Authority
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2019.

(e)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of April 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

Over–the–Counter (“OTC”) Inflation-linked swap contracts outstanding as of April 30, 2019 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.00% at termination	Receive	Deutsche Bank AG	11/7/2026	USD	25,000	213

							213

CPI-U at termination	2.31% at termination	Receive	Deutsche Bank AG	3/9/2026	USD	9,000	(205)
CPI-U at termination	2.32% at termination	Receive	Bank of America NA	7/31/2024	USD	11,000	(251)
CPI-U at termination	2.33% at termination	Receive	NatWest Markets	8/9/2024	USD	71,000	(1,639)
CPI-U at termination	2.44% at termination	Receive	Barclays Bank plc	5/15/2024	USD	18,000	(1,355)
CPI-U at termination	2.48% at termination	Receive	Citibank, NA	9/2/2024	USD	15,000	(1,217)
CPI-U at termination	2.48% at termination	Receive	Deutsche Bank AG	2/21/2024	USD	40,000	(3,122)
CPI-U at termination	2.48% at termination	Receive	NatWest Markets	3/17/2024	USD	7,000	(549)
CPI-U at termination	2.50% at termination	Receive	Morgan Stanley	2/4/2024	USD	34,000	(2,734)
CPI-U at termination	2.53% at termination	Receive	Morgan Stanley	1/27/2024	USD	30,000	(2,506)

							(13,578)

							(13,365)

Centrally Cleared Inflation-linked swap contracts outstanding as of April 30, 2019 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	1.66% at termination	Receive	2/1/2021	USD	7,192	24
CPI-U at termination	1.82% at termination	Receive	1/8/2024	USD	5,500	28
CPI-U at termination	1.88% at termination	Receive	3/14/2021	USD	12,232	21
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD	55,423	88
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD	31,454	55
CPI-U at termination	1.89% at termination	Receive	4/8/2021	USD	4,382	8
CPI-U at termination	1.93% at termination	Receive	3/19/2021	USD	11,052	8
CPI-U at termination	1.95% at termination	Receive	1/7/2029	USD	37,387	523
CPI-U at termination	1.97% at termination	Receive	3/18/2022	USD	95,455	14
CPI-U at termination	2.00% at termination	Receive	3/11/2025	USD	13,293	27
CPI-U at termination	2.01% at termination	Receive	3/18/2024	USD	57,803	25
CPI-U at termination	2.14% at termination	Receive	2/1/2049	USD	17,971	446
CPI-U at termination	2.22% at termination	Receive	3/8/2049	USD	7,177	44

						1,311

CPI-U at termination	1.93% at termination	Receive	1/11/2024	USD	69,000	(16)
CPI-U at termination	2.05% at termination	Receive	12/11/2023	USD	31,900	(177)
CPI-U at termination	2.21% at termination	Receive	11/9/2023	USD	11,000	(150)
CPI-U at termination	2.25% at termination	Receive	10/26/2025	USD	3,000	(52)
CPI-U at termination	2.26% at termination	Receive	10/25/2025	USD	8,000	(142)
CPI-U at termination	2.26% at termination	Receive	10/23/2023	USD	10,500	(169)
CPI-U at termination	2.31% at termination	Receive	10/12/2023	USD	47,000	(895)

						(1,601)

						(290)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

There are no upfront payments (receipts) on the swap contracts listed above.

Summary of total swap contracts outstanding as of April 30, 2019 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)

Assets
OTC Inflation linked swaps outstanding	—	213

Total OTC swap contracts outstanding	—	213

Liabilities
OTC Inflation linked swaps outstanding	—	(13,578)

Total OTC swap contracts outstanding	—	(13,578)

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at April 30, 2019 was 2.56%.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,316,432		$799,172
Investments in affiliates, at value	2,118		36,271
Restricted cash for OTC derivatives	—		13,690
Deposits at broker for centrally cleared swaps	—		13,455
Receivables:
Investment securities sold	2,569		—
Fund shares sold	643		812
Interest and dividends from non-affiliates	424		9,732
Dividends from affiliates	—	(a)	23
Variation margin on centrally cleared swaps	—		35
Outstanding OTC swap contracts, at value	—		213

Total Assets	1,322,186		873,403

LIABILITIES:
Payables:
Due to custodian	9		140
Fund shares redeemed	1,045		646
Outstanding OTC swap contracts, at value	—		13,578
Accrued liabilities:
Investment advisory fees	360		217
Administration fees	71		33
Distribution fees	12		16
Service fees	57		35
Custodian and accounting fees	14		28
Collateral management fees	—		8
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)
Other	24		139

Total Liabilities	1,592		14,840

Net Assets	$1,320,594		$858,563

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$552,299	$947,605
Total distributable earnings (loss)	768,295	(89,042)

Total Net Assets	$1,320,594	$858,563

Net Assets:
Class A	$26,538	$32,316
Class C	11,698	14,390
Class I	578,412	387,128
Class R6	703,946	424,729

Total	$1,320,594	$858,563

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	739	3,470
Class C	329	1,549
Class I	16,002	41,476
Class R6	19,470	45,501

Net Asset Value (a):
Class A — Redemption price per share	$35.93	$9.31
Class C — Offering price per share (b)	35.53	9.29
Class I — Offering and redemption price per share	36.15	9.33
Class R6 — Offering and redemption price per share	36.15	9.33
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$37.92	$9.67

Cost of investments in non-affiliates	$604,633	$758,331
Cost of investments in affiliates	2,118	36,271

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$14,405
Interest income from affiliates	—	(a)	91
Dividend income from non-affiliates	10,572		—
Dividend income from affiliates	66		168

Total investment income	10,638		14,664

EXPENSES:
Investment advisory fees	2,198		1,605
Administration fees	485		355
Distribution fees:
Class A	30		39
Class C	42		61
Service fees:
Class A	30		39
Class C	14		20
Class I	1,010		482
Custodian and accounting fees	20		57
Professional fees	33		48
Collateral management fees	—		18
Trustees’ and Chief Compliance Officer’s fees	15		15
Printing and mailing costs	46		18
Registration and filing fees	37		42
Transfer agency fees (See Note 2.G.)	8		4
Other	12		26

Total expenses	3,980		2,829

Less fees waived	(664)		(672)

Net expenses	3,316		2,157

Net investment income (loss)	7,322		12,507

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	60,286		6,321
Investments in affiliates	—		— (a)
Swaps	—		(22,292)

Net realized gain (loss)	60,286		(15,971)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	63,613		19,802
Swaps	—		7,817

Change in net unrealized appreciation/depreciation	63,613		27,619

Net realized/unrealized gains (losses)	123,899		11,648

Change in net assets resulting from operations	$131,221		$24,155

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,322	$13,111	$12,507	$33,596
Net realized gain (loss)	60,286	41,045	(15,971)	(29,159)
Change in net unrealized appreciation/depreciation	63,613	11,892	27,619	(4,198)

Change in net assets resulting from operations	131,221	66,048	24,155	239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(828)	(1,582)	(399)	(1,075)
Class C	(357)	(623)	(169)	(453)
Class I	(40,556)	(97,554)	(5,453)	(10,240)
Class R6 (a)	(1,652)	—	(6,943)	(21,893)

Total distributions to shareholders	(43,393)	(99,759)	(12,964)	(33,661)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(169,116)	161,596	(204,303)	(434,345)

NET ASSETS:
Change in net assets	(81,288)	127,885	(193,112)	(467,767)
Beginning of period	1,401,882	1,273,997	1,051,675	1,519,442

End of period	$1,320,594	$1,401,882	$858,563	$1,051,675

(a)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,509	$9,168	$6,324	$13,648
Distributions reinvested	827	1,579	389	1,055
Cost of shares redeemed	(4,933)	(4,668)	(7,862)	(37,279)

Change in net assets resulting from Class A capital transactions	$(597)	$6,079	$(1,149)	$(22,576)

Class C
Proceeds from shares issued	$990	$4,461	$690	$2,059
Distributions reinvested	357	623	131	343
Cost of shares redeemed	(2,568)	(1,457)	(4,948)	(10,055)

Change in net assets resulting from Class C capital transactions	$(1,221)	$3,627	$(4,127)	$(7,653)

Class I
Proceeds from shares issued	$67,037	$521,721	$95,912	$186,669
Distributions reinvested	40,070	96,506	4,011	7,619
Cost of shares redeemed	(885,670)	(466,357)	(129,513)	(94,876)

Change in net assets resulting from Class I capital transactions	$(778,563)	$151,870	$(29,590)	$99,412

Class R6 (a)
Proceeds from shares issued	$684,795	$20	$6,193	$507,822
Distributions reinvested	1,650	—	6,911	21,804
Cost of shares redeemed	(75,180)	—	(182,541)	(1,033,154)

Change in net assets resulting from Class R6 capital transactions	$611,265	$20	$(169,437)	$(503,528)

Total change in net assets resulting from capital transactions	$(169,116)	$161,596	$(204,303)	$(434,345)

(a)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Tax Aware Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	108	267	686	1,453
Reinvested	26	47	42	113
Redeemed	(159)	(135)	(853)	(3,969)

Change in Class A Shares	(25)	179	(125)	(2,403)

Class C
Issued	30	128	75	220
Reinvested	11	19	14	37
Redeemed	(80)	(43)	(538)	(1,074)

Change in Class C Shares	(39)	104	(449)	(817)

Class I
Issued	2,040	15,116	10,401	19,848
Reinvested	1,250	2,888	435	812
Redeemed	(27,797)	(13,501)	(14,058)	(10,085)

Change in Class I Shares	(24,507)	4,503	(3,222)	10,575

Class R6 (a)
Issued	21,645	— (b)	667	53,787
Reinvested	48	—	750	2,323
Redeemed	(2,223)	—	(19,802)	(109,669)

Change in Class R6 Shares	19,470	— (b)	(18,385)	(53,559)

(a)	Commencement of offering of class of shares effective October 1, 2018, for JPMorgan Tax Aware Equity Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$33.50	$0.12		$3.39	$3.51	$(0.15)	$(0.93)	$(1.08)
Year Ended October 31, 2018	34.41	0.17		1.46	1.63	(0.18)	(2.36)	(2.54)
Year Ended October 31, 2017	28.82	0.17		6.87	7.04	(0.19)	(1.26)	(1.45)
Year Ended October 31, 2016	29.60	0.20		0.47	0.67	(0.22)	(1.23)	(1.45)
Year Ended October 31, 2015	29.01	0.20		1.41	1.61	(0.21)	(0.81)	(1.02)
Year Ended October 31, 2014	24.87	0.19		4.15	4.34	(0.20)	—	(0.20)

Class C
Six Months Ended April 30, 2019 (Unaudited)	33.17	0.04		3.35	3.39	(0.10)	(0.93)	(1.03)
Year Ended October 31, 2018	34.13	—	(f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Year Ended October 31, 2017	28.62	0.01		6.83	6.84	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2016	29.43	0.06		0.46	0.52	(0.10)	(1.23)	(1.33)
Year Ended October 31, 2015	28.88	0.05		1.40	1.45	(0.09)	(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06		4.12	4.18	(0.08)	—	(0.08)

Class I
Six Months Ended April 30, 2019 (Unaudited)	33.67	0.21		3.39	3.60	(0.19)	(0.93)	(1.12)
Year Ended October 31, 2018	34.57	0.32		1.45	1.77	(0.31)	(2.36)	(2.67)
Year Ended October 31, 2017	28.94	0.31		6.91	7.22	(0.33)	(1.26)	(1.59)
Year Ended October 31, 2016	29.70	0.34		0.46	0.80	(0.33)	(1.23)	(1.56)
Year Ended October 31, 2015	29.10	0.34		1.39	1.73	(0.32)	(0.81)	(1.13)
Year Ended October 31, 2014	24.92	0.30		4.18	4.48	(0.30)	—	(0.30)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	33.68	0.17		3.44	3.61	(0.21)	(0.93)	(1.14)
October 1, 2018 (g) through October 31, 2018	37.04	0.01		(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.93	10.90%	$26,538	0.95%	0.74%	0.97%	9%
33.50	4.83	25,594	0.96	0.50	0.96	38
34.41	25.25	20,140	0.99	0.53	0.99	28
28.82	2.47	13,971	1.03	0.71	1.03	41
29.60	5.71	12,164	0.99	0.70	0.99	59
29.01	17.50	10,667	0.96	0.71	0.96	59

35.53	10.61	11,698	1.44	0.26	1.45	9
33.17	4.31	12,197	1.46	(0.01)	1.47	38
34.13	24.65	8,988	1.48	0.04	1.48	28
28.62	1.95	5,729	1.52	0.21	1.52	41
29.43	5.18	4,680	1.50	0.16	1.50	59
28.88	16.92	2,700	1.46	0.21	1.46	59

36.15	11.13	578,412	0.55	1.27	0.70	9
33.67	5.26	1,364,073	0.55	0.91	0.70	38
34.57	25.82	1,244,869	0.55	0.99	0.65	28
28.94	2.94	1,068,546	0.55	1.19	0.56	41
29.70	6.16	1,265,581	0.55	1.16	0.55	59
29.10	18.04	1,293,555	0.55	1.10	0.56	59

36.15	11.14	703,946	0.44	1.02	0.45	9
33.68	(9.07)	18	0.44	0.31	0.48	38

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$9.19	$0.11	$0.13	$0.24	$(0.12)	$9.31	2.62%
Year Ended October 31, 2018	9.46	0.23	(0.26)	(0.03)	(0.24)	9.19	(0.36)
Year Ended October 31, 2017	9.59	0.23	(0.13)	0.10	(0.23)	9.46	1.12
Year Ended October 31, 2016	9.49	0.24	0.10	0.34	(0.24)	9.59	3.64
Year Ended October 31, 2015	10.01	0.25	(0.51)	(0.26)	(0.26)	9.49	(2.59)
Year Ended October 31, 2014	10.06	0.26	(0.04)	0.22	(0.27)	10.01	2.15

Class C
Six Months Ended April 30, 2019 (Unaudited)	9.17	0.09	0.13	0.22	(0.10)	9.29	2.36
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)	9.17	(0.76)
Year Ended October 31, 2017	9.57	0.19	(0.14)	0.05	(0.19)	9.43	0.50
Year Ended October 31, 2016	9.47	0.18	0.10	0.28	(0.18)	9.57	2.98
Year Ended October 31, 2015	9.98	0.19	(0.50)	(0.31)	(0.20)	9.47	(3.16)
Year Ended October 31, 2014	10.03	0.19	(0.04)	0.15	(0.20)	9.98	1.48

Class I
Six Months Ended April 30, 2019 (Unaudited)	9.21	0.12	0.13	0.25	(0.13)	9.33	2.74
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)	9.21	(0.10)
Year Ended October 31, 2017	9.61	0.26	(0.13)	0.13	(0.26)	9.48	1.35
Year Ended October 31, 2016	9.51	0.26	0.11	0.37	(0.27)	9.61	3.89
Year Ended October 31, 2015	10.03	0.27	(0.50)	(0.23)	(0.29)	9.51	(2.33)
Year Ended October 31, 2014	10.08	0.29	(0.05)	0.24	(0.29)	10.03	2.41

Class R6
Six Months Ended April 30, 2019 (Unaudited)	9.21	0.13	0.12	0.25	(0.13)	9.33	2.79
Year Ended October 31, 2018	9.48	0.27	(0.27)	— (g)	(0.27)	9.21	0.00 (h)
Year Ended October 31, 2017	9.61	0.26	(0.12)	0.14	(0.27)	9.48	1.47
Year Ended October 31, 2016	9.51	0.27	0.11	0.38	(0.28)	9.61	3.99
Year Ended October 31, 2015	10.03	0.28	(0.50)	(0.22)	(0.30)	9.51	(2.24)
Year Ended October 31, 2014	10.08	0.30	(0.05)	0.25	(0.30)	10.03	2.52

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than 0.5%.
(g)	Amount rounds to less than $0.005.
(h)	Amounts rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32,316	0.75%	2.44%	0.98%	—	%(f)
33,051	0.74	2.47	0.98	30
56,720	0.73	2.47	0.97	20
47,268	0.75	2.50	0.98	7
56,660	0.75	2.58	0.97	18
95,153	0.75	2.58	0.97	11

14,390	1.25	1.95	1.48	—	(f)
18,315	1.24	1.97	1.48	30
26,545	1.23	1.98	1.49	20
33,016	1.40	1.85	1.50	7
42,843	1.40	1.93	1.49	18
59,850	1.40	1.93	1.46	11

387,128	0.50	2.70	0.73	—	(f)
411,760	0.49	2.72	0.73	30
323,320	0.48	2.74	0.65	20
1,144,534	0.50	2.75	0.57	7
1,302,381	0.50	2.83	0.56	18
1,682,468	0.50	2.83	0.56	11

424,729	0.40	2.80	0.48	—	(f)
588,549	0.39	2.82	0.48	30
1,112,857	0.38	2.75	0.47	20
197,981	0.40	2.84	0.46	7
183,464	0.40	2.93	0.45	18
253,993	0.40	2.94	0.46	11

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,318,550	$—	$—	$1,318,550

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$36,271	$799,172	$—	$835,443

Appreciation in Other Financial Instruments
Swaps (c)	$—	$1,524	$—	$1,524

Depreciation in Other Financial Instruments
Swaps (c)	$—	$(15,179)	$—	$(15,179)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for state specifics of portfolio holdings.

(c)	All portfolio holdings designated as level 2 are disclosed individually on the SOI.

There were no transfers into and out of level 3 for the six months ended April 30, 2019.

B. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G). These amounts are not reflected on the Fund’s

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Statements of Assets and Liabilities and are disclosed in the table below. Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by the counterparty as of April 30, 2019 are as follows (amounts in thousands):

Fund Counterparty		Value of swap contracts	Collateral amount
Bank of America NA	Collateral Posted	$(251)	$280
Barclays Bank plc		(1,355)	1,650
Citibank, NA		(1,217)	1,200
Deutsche Bank AG		(3,114)	3,220
Morgan Stanley		(5,240)	5,200
NatWest Markets		(2,188)	2,140

Inflation-Linked Swaps

Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2019 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$862,309
Ending Notional Balance — Pays Fixed Rate	796,721

C. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2019 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Deutsche Bank AG	$213	$(213)	$—	$—

	$213	$(213)	$—	$—

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due From Counterparty (Not less than zero)
Bank of America NA	$251	$—	$(251)	$—
Barclays Bank plc	1,355	—	(1,355)	—
Citibank, NA	1,217	—	(1,200)	17
Deutsche Bank AG	3,327	(213)	(3,114)	—
Morgan Stanley	5,240	—	(5,200)	40
NatWest Markets	2,188	—	(2,140)	48

	$13,578	$(213)	$(13,260)	$105

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The Fund’s derivatives contracts held at April 30, 2019 are not accounted for as hedging instruments under GAAP.

D. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the six months ended April 30, 2019.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
Tax Aware Equity Fund
JPMorgan Prime Money Market Fund Class IM Shares, 2.54% (a) (b)	$—	$11,224	$9,106	$—		$—	$2,118	2,117	$4	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	6,144	112,000	118,144	—		—	—	—	62	—

Total	$6,144	$123,224	$127,250	$—		$—	$2,118		$66	$—

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
Tax Aware Real Return Fund
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.90% (a) (b)	$25,260	$167,077	$156,066	$—	(c)	$—	$36,271	36,273	$168	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2019.
(c)	Amount rounds to less than one thousand.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency and sub-transfer agency fees charged to each class of the Funds for the six months ended April 30, 2019 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class R6		Total
Tax Aware Equity Fund
Transfer agency fees	$2		$	—(a)	$6	$—	(a)	$8
Tax Aware Real Return Fund
Transfer agency fees	$—	(a)	$	—(a)	2	2		4

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2018, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

I. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2019, the annualized effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Tax Aware Equity Fund	$1		$—
Tax Aware Real Return Fund	—	(a)	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I	Class R6
Tax Aware Equity Fund	n/a	(1)	n/a	(1)	0.55%	0.44%
Tax Aware Real Return Fund	0.75%		1.25%		0.50	0.40

(1)

Effective March 1, 2019, the contractual expense limitation for Class A and C Shares expired. Prior to March 1, 2019, the contractual expense limitation was 1.05% and 1.55% for Class A and Class C Shares, respectively.

The expense limitation agreements were in effect for the six months ended April 30, 2019 and are in place until at least February 29, 2020.

For the six months ended April 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Tax Aware Equity Fund	$50	$33	$572	$655
Tax Aware Real Return Fund	202	135	325	662

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2019 were as follows (amounts in thousands):

Tax Aware Equity Fund	$9
Tax Aware Real Return Fund	10

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

4. Investment Transactions

During the six months ended April 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$112,996	$315,119
Tax Aware Real Return Fund	3,092	230,097

During the six months ended April 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$606,751	$714,236	$2,437	$711,799
Tax Aware Real Return Fund	794,602	42,372	15,186	27,186

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2018, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2019
Tax Aware Real Return Fund	$124

At October 31, 2018, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$99,921	$—

During the year ended October 31, 2018, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

2018
Tax Aware Real Return Fund	$2,850

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2019.

The Trust along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at April 30, 2019. Average borrowings from the Credit Facility during the six months ended April 30, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Tax Aware Real Return Fund	$14,000	3.38%	1	$1

The Funds did not utilize the Credit Facility during the six months ended April 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owed more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	61.6%	1	24.6%
Tax Aware Real Return Fund	1	47.1	3	35.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

42	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Funds’ net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

APRIL 30, 2019	J.P. MORGAN TAX AWARE FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2018, and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,109.00	$4.97	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	1,106.10	7.52	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,111.30	2.88	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	1,111.40	2.30	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,026.20	3.77	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	1,023.60	6.27	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class I
Actual	1,000.00	1,027.40	2.51	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R6
Actual	1,000.00	1,027.90	2.01	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

44	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. April 2019.	SAN-TA-419

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2019 (Unaudited)

JPMorgan Tax Aware Real Return SMA Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 18, 2019 (Unaudited)

Dear Shareholders,

Global economic growth slowed in late 2018 and early 2019 amid trade tensions, political uncertainty in parts of Europe and the inherent challenges of a late-cycle economic expansion. While financial markets slumped in late 2018, equity and bond prices rebounded and broadly provided positive returns for the six months ended April 30, 2019.

“While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.” — George C.W. Gatch

Leading central banks reacted to flagging economic growth by adopting more accommodative policies, which helped to generally control global interest rates and bolstered global financial markets.

In the U.S., gross domestic product (GDP) rose by a better-than-expected rate of 3.1% in the first quarter of 2019 amid a temporary boost from an inventory buildup and net exports. Corporate profit growth slowed from record levels in 2018, but overall remained stronger than expected for the first quarter of 2019. Unemployment remained near 50-year lows and inflation held below 2% throughout the six month reporting period. Notably, a 35-day partial shutdown of the U.S. government that ended in late January 2019 added to investor uncertainty but appeared to have limited immediate impact on the U.S. economy.

Elsewhere, slowing growth in China and global trade tensions appeared to curb manufacturing growth in Europe, Taiwan, South Korea and other economies heavily dependent on manufacturing for export. Though Chinese authorities enacted a package of tax cuts, infrastructure spending and credit expansion to bolster growth in early 2019, trade negotiations between the U.S. and China failed to fully address reciprocal tariffs.

In the European Union (EU), consumer and business sentiment weakened during the reporting period and auto manufacturing, particularly in Germany, declined. The inability of the U.K. government to agree on the final terms of Britain’s planned exit from the EU further added to investor uncertainty. First quarter 2019 GDP in the 19-nation euro area rose by 1.2%. However, euro area unemployment continued to decline during the reporting period and by the end of April 2019 had fallen to 7.6%, its lowest level since August 2008.

Emerging markets generally benefitted from lower interest rates, a decline in the relative value of the U.S. dollar and China’s efforts to bolster economic growth in 2019. Overall, emerging markets equity and bonds broadly outperformed financial markets in developed markets during the reporting period. The MSCI Emerging Markets Index returned 13.9% and the Bloomberg Barclays Emerging Markets Aggregate Index returned 7.13% for the six months ended April 30, 2019.

Subsequent to the end of the reporting period, the Organization for Economic Cooperation and Development (OECD) reduced its estimate for 2019 global GDP growth to 3.2% and its estimate for GDP growth in the world’s 20 largest economies to 3.4%. “The global economy was expanding in sync less than two years ago, but challenges to existing trade relationships and the multilateral rules-based trade system have now derailed global growth by raising uncertainty that is depressing investment and trade,” the OECD said in its May 2019 economic outlook.

While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.

Investors who remain fully invested in a diversified portfolio can, we believe, continue to benefit over time from market opportunities in a growing global economy. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	1

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

Reporting Period Return:
Fund*	3.28%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	4.92%
Tax Aware Real Return Composite Benchmark**	4.00%

Net Assets as of 4/30/2019 (In Thousands)	$8,844

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

HOW DID THE MARKET PERFORM?

Overall, the U.S. municipal bond markets provided positive returns for the six months ended April 30, 2019. A decline in the issuance of new bonds and an increase in demand, particularly in states with higher taxes such as New York, New Jersey and California, helped drive bond prices higher and bond yields lower. Interest rates in the U.S. generally fell during second half of the reporting period, which helped longer duration bonds outperform bonds with shorter duration. Duration measures the price sensitivity of a bond relative to changes in interest rates.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2019, the Fund’s shares had a positive absolute return but underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”) and the Tax Aware Real Return Composite Benchmark, which is composed of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.

The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, detracted from absolute performance and from performance relative to the Index. During the reporting period, key Bloomberg Barclays inflation swap indexes fell amid increased volatility in global petroleum prices. Relative to the Index, the Fund’s overweight allocations to bonds rated AA and higher and its underweight positions bonds rated single-A and BBB detracted from performance as lower rated bonds outperformed higher rated bonds.

The Fund’s overweight positions in local general obligation bonds and in the water & sewer and special tax sectors were leading positive contributors to relative performance as they outperformed the broader municipal bond market largely due to their longer duration. Generally, bonds with longer duration experience a larger increase in price compared with shorter duration bonds as interest rates fall.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation-linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve.

During the reporting period, the Fund’s portfolio managers increased the hedge ratio to cover 99% of the value of the Fund’s underlying assets from 98% at the start of the reporting period.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

2	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

PORTFOLIO COMPOSITION****
Municipal Bonds	97.2%
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	3

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF FUND	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
JPMorgan Tax Aware Real Return SMA Fund	May 31, 2007
Before Taxes		3.28%	3.18%	1.51%	2.72%
After Taxes on Distributions		3.27	3.14	1.45	2.69
After Taxes on Distributions and Sale of Fund Shares		2.59	3.09	1.77	2.75

*	Not annualized.

TEN YEAR PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 92.3% (a)

Alabama — 0.2%

Education — 0.1%

Alabama Public School and College Authority, Capital Improvement Series 2015-B, Rev., 5.00%, 5/1/2021	5	6

General Obligation — 0.1%

City of Birmingham Series 2018-A, GO, 5.00%, 12/1/2028	10	12

Total Alabama		18

Arizona — 0.2%

General Obligation — 0.1%

City of Mesa GO, 3.00%, 7/1/2022	5	5

Other Revenue — 0.1%

County of Pima Rev., 5.00%, 7/1/2027	10	12

Total Arizona		17

California — 7.2%

Education — 1.2%

Golden West Schools Financing Authority Series A, Rev., NATL-RE, 5.80%, 2/1/2020	75	77

Golden West Schools Financing Authority, Beverly Hills Unified School District Rev., NATL-RE, 5.25%, 8/1/2023	25	29

		106

General Obligation — 1.5%

Coast Community College District Series 2013A, GO, 4.00%, 8/1/2022	75	81

Folsom Cordova Unified School District School Facilities Improvement District No. 5 Series C, GO, 4.00%, 10/1/2035	25	28

Monrovia Unified School District GO, 5.00%, 8/1/2024	10	12

Washington Unified School District/Yolo County Series 2017A, GO, AGM, 5.00%, 8/1/2024	10	11

		132

Utility — 4.3%

City of Los Angeles, Department of Water & Power, Power System Series B, Rev., 5.00%, 7/1/2029	300	368

Upper Santa Clara Valley Joint Powers Authority Series 2016A, Rev., 5.00%, 8/1/2034	10	12

		380

Water & Sewer — 0.2%

East Bay Municipal Utility District Water System Series 2012B, Rev., 5.00%, 6/1/2020	15	16

Total California		634

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — 1.7%

Hospital — 1.7%

Colorado Health Facilities Authority Hospital, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (b)	150	153

Connecticut — 1.3%

Water & Sewer — 1.3%

City of Stamford, Water Pollution Control System & Facility Series A, Rev., 6.00%, 8/15/2022	100	114

Florida — 4.1%

General Obligation — 3.0%

Florida State Board of Education, Public Education Capital Outlay Series D, GO, 5.00%, 6/1/2025	250	267

Other Revenue — 1.1%

City of Jacksonville Series 2017B, Rev., 5.00%, 10/1/2025	10	12

City of Miami Beach Rev., 5.00%, 9/1/2024	10	11

County of Miami, Special Obligation Rev., 5.00%, 10/1/2023	60	68

		91

Total Florida		358

Georgia — 8.4%

Utility — 4.2%

Main Street Natural Gas Inc., Georgia Gas Project Series A-1, Rev., 5.50%, 9/15/2028	300	369

Water & Sewer — 4.2%

County of DeKalb, Water & Sewerage Series B, Rev., 5.25%, 10/1/2026	250	310

Jackson County Water & Sewer Authority Series A, Rev., XLCA, 5.25%, 9/1/2021	60	64

		374

Total Georgia		743

Illinois — 1.9%

General Obligation — 0.4%

Cook County School District No. 95-Brookfield GO, 4.00%, 12/1/2021	10	10

Kane McHenry Cook and DeKalb Counties Unit School District No. 300 GO, 5.00%, 1/1/2023	10	11

Kendall and Kane Counties Community Unit School District No. 115 Series 2017B, GO, 5.00%, 1/1/2027	10	12

		33

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.1%

City of Springfield, Senior Lien Rev., 5.00%, 3/1/2025	10	12

Transportation — 1.4%

Regional Transportation Authority, Du Page Cook & Will Counties Series 2016A, Rev., 5.00%, 6/1/2025	110	127

Total Illinois		172

Indiana — 1.6%

Education — 1.5%

Brownsburg 1999 School Building Corp., Indiana State Aid Intercept Program Rev., 5.00%, 7/15/2027	10	12

Purdue University, Student Fee Series U, Rev., 5.25%, 7/1/2021	100	108

South Adams School Building Corp., Valorem Property First Mortgage Rev., 5.00%, 7/15/2028	5	6

		126

Other Revenue — 0.1%

Dyer Redevelopment Authority Rev., 4.00%, 1/15/2027	10	11

Total Indiana		137

Kansas — 0.3%

Hospital — 0.3%

City of Abilene, Hospital District No. 1, Dickinson County Rev., 5.00%, 12/1/2027	25	30

Maryland — 3.8%

General Obligation — 1.0%

State of Maryland, State and Local Facilities Loan Series A, GO, 5.00%, 3/15/2024	75	87

Utility — 2.8%

County of Anne Arundel, National Business Park-North Project 5.00%, 7/1/2028	200	251

Total Maryland		338

Massachusetts — 6.7%

Education — 0.6%

Massachusetts Development Finance Agency, Emerson College Issue Rev., 5.00%, 1/1/2037	50	57

General Obligation — 0.7%

Commonwealth of Massachusetts, Consolidated Loan of 2018 Series A, GO, 5.00%, 1/1/2033	50	61

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 5.4%

Massachusetts Bay Transportation Authority

Series B, Rev., 5.25%, 7/1/2023	250	286

Series A, Rev., 5.25%, 7/1/2027	150	189

		475

Total Massachusetts		593

Michigan — 0.1%

General Obligation — 0.1%

Avondale School District GO, Q-SBLF, 5.00%, 11/1/2023	10	11

Minnesota — 0.1%

Certificate of Participation/Lease — 0.1%

St. Cloud Independent School District No. 742 Series 2017A, COP, 5.00%, 2/1/2025	10	12

Missouri — 0.5%

General Obligation — 0.5%

North Kansas City School District No. 74 GO, 5.00%, 3/1/2023	40	45

Nebraska — 0.3%

Education — 0.3%

Nebraska State College Facilities Corp., Deferred Maintenance Rev., AGM, 5.00%, 7/15/2025	25	29

Nevada — 2.8%

General Obligation — 0.1%

Washoe County School District, School Improvement GO, 5.00%, 6/1/2025	5	6

Water & Sewer — 2.7%

Truckee Meadows Water Authority Rev., 5.00%, 7/1/2031	200	237

Total Nevada		243

New Jersey — 6.7%

General Obligation — 0.1%

Township of Mount Olive GO, 3.00%, 10/1/2021	5	5

Township of Readington GO, 5.00%, 1/15/2020	5	5

		10

Other Revenue — 3.0%

Garden State Preservation Trust Series C, Rev., AGM, 5.25%, 11/1/2020	20	21

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	200	238

		259

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 3.6%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2030	150	171

New Jersey Transportation Trust Fund Authority, Transportation System

Series A, Rev., 5.25%, 12/15/2020	80	84

Series A, Rev., 5.50%, 12/15/2021	60	65

		320

Total New Jersey		589

New Mexico — 3.9%

Education — 0.3%

New Mexico State University Series 2017A, Rev., 5.00%, 4/1/2025	25	29

General Obligation — 0.6%

County of Sandoval GO, 5.00%, 8/1/2023	20	23

Jal Public School District No. 19 GO, AGM, 5.00%, 8/1/2024	10	12

Taos Municipal School District No. 1 GO, 3.00%, 9/1/2020	20	20

		55

Transportation — 3.0%

New Mexico Finance Authority, State Transportation, Senior Lien Series 2010B, Rev., 5.00%, 6/15/2024	250	259

Total New Mexico		343

New York — 4.4%

Education — 0.4%

New York State Dormitory Authority Series 2018A, Rev., 5.00%, 7/1/2023	10	11

Syracuse Industrial Development Agency, School District Project Series 2018A, Rev., 5.00%, 5/1/2025	10	12

Tompkins County Development Corp., Ithaca College Project Rev., 5.00%, 7/1/2028	10	13

		36

General Obligation — 0.5%

City of Glen Cove, Various Purpose

Series C, GO, AGM, 5.00%, 5/1/2021	10	11

City of New York, Fiscal Year 2016 Series C, GO, 5.00%, 8/1/2027	5	6

County of Tompkins, Public Improvement Series A, GO, 4.00%, 3/1/2021	20	21

Tuckahoe Union Free School District

GO, 5.00%, 7/15/2020	5	5

		43

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Special Tax — 1.9%

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2014C, Rev., 5.00%, 3/15/2033	150	171

Transportation — 1.3%

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2034	100	116

Water & Sewer — 0.3%

New York State Environmental Facilities Corp., Cleanwater and Drinking Water Revolving Funds Series 2013A, Rev., 5.00%, 6/15/2024	10	11

Niagara Falls Public Water Authority, Water & Sewer System Series 2016A, Rev., 5.00%, 7/15/2027	10	12

		23

Total New York		389

Ohio — 3.3%

General Obligation — 0.1%

Dayton City School District, School Facilities Construction GO, 5.00%, 11/1/2029	10	13

Prerefunded — 3.2%

City of Columbus Series 2013-1, GO, 5.00%, 7/1/2023 (c)	250	283

Total Ohio		296

Oklahoma — 0.1%

Utility — 0.1%

Oklahoma Municipal Power Authority

Series 2014B, Rev., 5.00%, 1/1/2025	5	6

Oregon — 3.9%

General Obligation — 2.9%

Clackamas County School District No. 7J, Lake Oswego GO, AGM, 5.25%, 6/1/2025	215	257

Other Revenue — 0.9%

Oregon State Department of Administrative Services, Lottery Series A, Rev., 5.00%, 4/1/2029	70	85

Water & Sewer — 0.1%

City of Eugene, Oregon Water Utility System Rev., 5.00%, 8/1/2023	5	6

Total Oregon		348

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	7

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — 4.7%

General Obligation — 0.3%

Central Bucks School District Series A, GO, 5.00%, 5/15/2023	15	16

Manheim Township School District Series A, GO, 5.00%, 2/1/2029	10	12

		28

Other Revenue — 4.4%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., AGM, 4.00%, 6/1/2039	370	391

Total Pennsylvania		419

South Carolina — 0.2%

General Obligation — 0.2%

County of Charleston, Transportation Sales Tax GO, 5.00%, 11/1/2023	15	17

Tennessee — 0.7%

General Obligation — 0.7%

City of Dayton GO, 5.00%, 6/1/2025	10	12

City of Johnson City GO, 4.00%, 6/1/2033	15	17

County of Shelby Series A, GO, 5.00%, 4/1/2033	30	36

		65

Total Tennessee		65

Texas — 12.7%

Education — 3.9%

Permanent University Fund — University of Texas System Series B, Rev., 5.25%, 7/1/2028	250	320

San Jacinto College District Rev., 5.00%, 2/15/2027	10	12

University of Texas Series 2017A, Rev., 5.00%, 3/15/2020	15	15

		347

General Obligation — 1.0%

City of Leander GO, 4.00%, 8/15/2036	35	38

County of Harris, Addicks Utility District GO, 3.00%, 9/1/2020	50	51

		89

Prerefunded — 4.4%

City of Houston, Combined Utility System, First Lien Series 2011D, Rev., 5.00%, 11/15/2021 (c)	355	384

Utility — 3.0%

Texas Municipal Gas Acquisition & Supply Corp. Series D, Rev., 6.25%, 12/15/2026	230	269

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.4%

North Texas Municipal Water District, Water System Rev., 5.25%, 9/1/2020	30	31

Total Texas		1,120

Utah — 0.8%

General Obligation — 0.7%

Cache County School District, School Bond Guranty Program GO, 5.00%, 6/15/2024	30	35

Canyons School District, School Bond Guranty Program Series 2018B, GO, 5.00%, 6/15/2024	25	29

		64

Water & Sewer — 0.1%

Utah Water Finance Agency, Loan Financing Program Series 2017C, Rev., 5.00%, 3/1/2034	5	6

Total Utah		70

Vermont — 0.2%

Education — 0.2%

University of Vermont and State Agricultural College Rev., 4.00%, 10/1/2020	15	15

Virginia — 4.1%

Education — 0.6%

Virginia College Building Authority, 21st Century College & Equipment Programs, Educational Facilities Series 2009E-2, Rev., 5.00%, 2/1/2023	50	56

General Obligation — 0.1%

City of Charlottesville, Public Improvement Series 2012B, GO, 4.00%, 7/15/2020	10	10

Utility — 3.4%

City of Richmond, Public Utility Revenue Series 2016A, Rev., 5.00%, 1/15/2025	250	295

Total Virginia		361

Washington — 5.3%

Certificate of Participation/Lease — 2.0%

State Of Washington, State and Local Agency Real And Personal Property Series 2015C, COP, 5.00%, 1/1/2026	150	179

General Obligation — 1.5%

Lewis and Thurston Counties School District No. 401 Centralia GO, 5.00%, 12/1/2025	5	6

Skagit County Consolidated School District No. 320 Mount Vernon GO, 5.50%, 12/1/2025	100	123

		129

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 1.8%

Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax Series 2012P-1, Rev., 5.00%, 2/1/2025	150	163

Total Washington		471

Wisconsin — 0.1%

General Obligation — 0.1%

Oregon School District, School Building & Improvement GO, 5.00%, 3/1/2027	10	12

TOTAL MUNICIPAL BONDS (Cost $7,780)		8,168

	SHARES (000)
Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.90% (d) (e) (Cost $238)	238	238

Total Investments — 95.0% (Cost $8,018)		8,406
Other Assets Less Liabilities — 5.0%		438

Net Assets — 100.0%		8,844

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
GO	General Obligation
NATL	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
XLCA	Insured by XL Capital Assurance

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2019.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Over–the–Counter (“OTC”) Inflation-linked swap contracts outstanding as of April 30, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.08% at termination	Receive	BNP Paribas	12/19/2024	USD 1,000	(4)
CPI-U at termination	2.17% at termination	Receive	BNP Paribas	4/4/2024	USD 600	(8)
CPI-U at termination	2.62% at termination	Receive	NatWest Markets	6/28/2025	USD 1,000	(135)

						(147)

Centrally Cleared Inflation-linked swap contracts outstanding as of April 30, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	1.66% at termination	Receive	2/1/2021	USD 357	1
CPI-U at termination	1.81% at termination	Receive	1/8/2024	USD 211	1
CPI-U at termination	1.82% at termination	Receive	1/8/2024	USD 201	1
CPI-U at termination	1.88% at termination	Receive	3/14/2021	USD 99	— (b)
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD 38	— (b)
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD 376	1
CPI-U at termination	1.97% at termination	Receive	3/18/2022	USD 400	— (b)
CPI-U at termination	1.96% at termination	Receive	2/22/2024	USD 200	— (b)
CPI-U at termination	1.97% at termination	Receive	4/23/2021	USD 111	— (b)
CPI-U at termination	2.00% at termination	Receive	3/11/2025	USD 223	— (b)
CPI-U at termination	2.01% at termination	Receive	3/18/2024	USD 732	— (b)
CPI-U at termination	2.14% at termination	Receive	2/1/2049	USD 167	4

					8

CPI-U at termination	2.05% at termination	Receive	12/11/2023	USD 294	(2)
CPI-U at termination	2.08% at termination	Receive	12/3/2023	USD 144	(1)
CPI-U at termination	2.18% at termination	Receive	11/6/2023	USD 194	(2)
CPI-U at termination	2.21% at termination	Receive	11/9/2023	USD 350	(5)
CPI-U at termination	2.25% at termination	Receive	10/26/2025	USD 195	(3)
CPI-U at termination	2.26% at termination	Receive	10/25/2025	USD 70	(1)
CPI-U at termination	2.31% at termination	Receive	10/12/2023	USD 700	(13)
CPI-U at termination	2.34% at termination	Receive	9/21/2025	USD 500	(12)

					(39)

					(31)

There are no upfront payments (receipts) on the swap contracts listed above.

Summary of total swap contracts outstanding as of April 30, 2019 (amounts in thousands):
	Net Upfront Payments (Receipts) ($)	Value ($)
Liabilities
OTC Inflation linked swaps outstanding	—	(147)

Total OTC swap contracts outstanding	—	(147)

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a)	Value of floating rate index at April 30, 2019 was 2.56%.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$8,168
Investments in affiliates, at value	238
Restricted cash for OTC derivatives	420
Deposits at broker for centrally cleared swaps	111
Receivables:
Interest and dividends from non-affiliates	112
Dividends from affiliates	—	(a)
Variation margin on centrally cleared swaps	6
Due from adviser	21

Total Assets	9,076

LIABILITIES:
Payables:
Due to custodian	2
Outstanding OTC swap contracts, at value	147
Accrued liabilities:
Custodian and accounting fees	14
Collateral management fees	8
Audit fees	46
Other	15

Total Liabilities	232

Net Assets	$8,844

NET ASSETS:
Paid-in-Capital	$9,453
Total distributable earnings (loss)	(609)

Total Net Assets	$8,844

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	896
Net asset value, offering and redemption price per share (b)	$9.87

Cost of investments in non-affiliates	$7,780
Cost of investments in affiliates	238

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$134
Interest income from affiliates	2
Dividend income from affiliates	3

Total investment income	139

EXPENSES:
Administration fees	4
Custodian and accounting fees	22
Professional fees	37
Collateral management fees	17
Trustees’ and Chief Compliance Officer’s fees	12
Printing and mailing costs	7
Registration and filing fees	14
Transfer agency fees	— (a)
Other	2

Total expenses	115

Less fees waived	(3)
Less expense reimbursements	(112)

Net expenses	—

Net investment income (loss)	139

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33
Investments in affiliates	— (a)
Swaps	(158)

Net realized gain (loss)	(125)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	271
Swaps	18

Change in net unrealized appreciation/depreciation	289

Net realized/unrealized gains (losses)	164

Change in net assets resulting from operations	$303

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

STATEMENT OF CHANGES IN NET ASSETS

AS OF APRIL 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Real Return SMA Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$139	$272
Net realized gain (loss)	(125)	(432)
Change in net unrealized appreciation/depreciation	289	185

Change in net assets resulting from operations	303	25

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(148)	(277)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	665	1,144
Cost of shares redeemed	(1,157)	(1,667)

Change in net assets resulting from capital transactions	(492)	(523)

NET ASSETS:
Change in net assets	(337)	(775)
Beginning of period	9,181	9,956

End of period	$8,844	$9,181

SHARE TRANSACTIONS:
Issued	68	116
Redeemed	(118)	(168)

Change in Shares	(50)	(52)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2019 (Unaudited)	$9.71	$0.14	(f)	$0.18	$0.32	$(0.16)
Year Ended October 31, 2018	9.97	0.28	(f)	(0.26)	0.02	(0.28)
Year Ended October 31, 2017	10.04	0.26	(f)	(0.07)	0.19	(0.26)
Year Ended October 31, 2016	9.95	0.28	(f)	0.09	0.37	(0.28)
Year Ended October 31, 2015	10.52	0.31	(f)	(0.55)	(0.24)	(0.33)
Year Ended October 31, 2014	10.58	0.30		(0.05)	0.25	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)

The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Fund and the Investment Advisor. Participants in these programs pay a fee to the sponsor of the program.

(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)		Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)

$9.87	3.28%	$8,844	—%		2.98%	2.47%	13%
9.71	0.22	9,181	—		2.78	2.27	40
9.97	1.94	9,956	—	(g)	2.59	2.05	23
10.04	3.80	10,197	—		2.82	1.97	32
9.95	(2.27)	11,083	—		3.07	1.01	—	(g)
10.52	2.38	20,947	—		2.85	0.78	6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Diversified/Non-Diversified
JPMorgan Tax Aware Real Return SMA Fund	Diversified

The investment objective of the Fund is to seek to maximize after-tax inflation protected return.

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Fund’s shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value (“NAV”) per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

16	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$238	$8,168	$—	$8,406

Appreciation in Other Financial Instruments
Swaps (b)	$—	$8	$—	$8

Depreciation in Other Financial Instruments
Swaps (b)	$—	$(186)	$—	$(186)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for state specifics of portfolio holdings.

(b)	All portfolio holdings designated as level 2 are disclosed individually on the SOI.

There were no transfers into and out of level 3 for the six months ended April 30, 2019.

B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below. Amounts in the table below are in thousands.

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.90% (a)(b)	$452	$1,457	$1,671	$—	(c)	$—	$238	238	$3	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2019.
(c)	Amount rounds to less than one thousand.

C. Swaps — The Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index while the other is a pre-determined fixed interest rate. Swap transactions are negotiated contracts over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and (iv) documentation risk relating to disagreement over contract terms.

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund may be required to post or receive collateral for OTC swaps.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2019 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed rate	$8,430
Ending Notional Balance — Pays Fixed Rate	8,162

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below.

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2019 are as follows (amounts in thousands):

	Fund Counterparty	Value of swap contracts	Collateral amount
Collateral Posted	BNP Paribas	$(12)	$160
	NatWest Markets	(135)	260

D. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2019 (amounts in thousands):

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$12	$—	$(12	)(b)	$—
NatWest Markets	135	—	(135	)(b)	—

	$147	$—	$(147)		$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

18	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for the Fund. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Fund. It should be understood, however, that the Fund is an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. JPMDS receives no compensation in its capacity as the Fund’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amount paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) are borne by the Fund pursuant to contractual arrangements with the Adviser through February 29, 2020.

For the six months ended April 30, 2019, the Fund’s Adviser and the Administrator waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Administration Fees	Contractual Reimbursements
$3	$112

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The amount of these waivers/reimbursements resulting from investments in these money market funds for the six months ended April 30, 2019 was less than $1,000.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statement of Operations.

G. Other — The Fund may invest in affiliated J.P. Morgan money market funds. The Fund’s Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Fund.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,127	$1,707

For the six months ended April 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$8,018	$396	$186	$210

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2018, the Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2019	Total
$4	$4

At October 31, 2018, the Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$667	$7

As of October 31, 2018, the Fund had expired capital loss carryforwards as follows (amounts in thousands):

2018
$9

20	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2019, the Fund had a shareholder, which was an account maintained by a separately managed account sponsor on behalf of its clients, that owned 100.0% of the Fund’s outstanding shares. Significant shareholder transactions by this shareholder may impact the Fund’s performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Fund’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

22	J.P. MORGAN SMA FUNDS	APRIL 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, November 1, 2018, and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period†*	Annualized Expense Ratio
JPMorgan Tax Aware Real Return SMA Fund
Actual	$1,000.00	$1,032.80	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

†

Reflects the fact that no fees or expenses are borne by the Fund. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2019	J.P. MORGAN SMA FUNDS	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. April 2019.	SAN-SMA-419

Semi-Annual Report

J.P. Morgan Funds

April 30, 2019 (Unaudited)

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 18, 2019 (Unaudited)

Dear Shareholders,

Global economic growth slowed in late 2018 and early 2019 amid trade tensions, political uncertainty in parts of Europe and the inherent challenges of a late-cycle economic expansion. While financial markets slumped in late 2018, equity and bond prices rebounded and broadly provided positive returns for the six months ended April 30, 2019.

“While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.” — George C.W. Gatch

Leading central banks reacted to flagging economic growth by adopting more accommodative policies, which helped to generally control global interest rates and bolstered global financial markets.

In the U.S., gross domestic product (GDP) rose by a better-than-expected rate of 3.1% in the first quarter of 2019 amid a temporary boost from an inventory buildup and net exports. Corporate profit growth slowed from record levels in 2018, but overall remained stronger than expected for the first quarter of 2019. Unemployment remained near 50-year lows and inflation held below 2% throughout the six month reporting period. Notably, a 35-day partial shutdown of the U.S. government that ended in late January 2019 added to investor uncertainty but appeared to have limited immediate impact on the U.S. economy.

Elsewhere, slowing growth in China and global trade tensions appeared to curb manufacturing growth in Europe, Taiwan, South Korea and other economies heavily dependent on manufacturing for export. Though Chinese authorities enacted a package of tax cuts, infrastructure spending and credit expansion to bolster growth in early 2019, trade negotiations between the U.S. and China failed to fully address reciprocal tariffs.

In the European Union (EU), consumer and business sentiment weakened during the reporting period and auto manufacturing, particularly in Germany, declined. The inability of the U.K. government to agree on the final terms of Britain’s planned exit from the EU further added to investor uncertainty. First quarter 2019 GDP in the 19-nation euro area rose by 1.2%. However, euro area unemployment continued to decline during the reporting period and by the end of April 2019 had fallen to 7.6%, its lowest level since August 2008.

Emerging markets generally benefitted from lower interest rates, a decline in the relative value of the U.S. dollar and China’s efforts to bolster economic growth in 2019. Overall, emerging markets equity and bonds broadly outperformed financial markets in developed markets during the reporting period. The MSCI Emerging Markets Index returned 13.9% and the Bloomberg Barclays Emerging Markets Aggregate Index returned 7.13% for the six months ended April 30, 2019.

Subsequent to the end of the reporting period, the Organization for Economic Cooperation and Development (OECD) reduced its estimate for 2019 global GDP growth to 3.2% and its estimate for GDP growth in the world’s 20 largest economies to 3.4%. “The global economy was expanding in sync less than two years ago, but challenges to existing trade relationships and the multilateral rules-based trade system have now derailed global growth by raising uncertainty that is depressing investment and trade,” the OECD said in its May 2019 economic outlook.

While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.

Investors who remain fully invested in a diversified portfolio can, we believe, continue to benefit over time from market opportunities in a growing global economy. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2019	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

Global equity prices generally declined in the final months of 2018 only to rebound in the first months of 2019, pushing leading U.S. equity indexes to record highs in the final week of April. While U.S. equity markets outperformed other leading developed equity markets, the largest gains for the six month reporting period came from emerging markets equity and emerging markets debt.

Investor expectations of rising U.S. interest rates, signs of slowing economic growth in both China and the Eurozone and unresolved U.S.-China trade tensions combined to drive market volatility higher and equity prices lower in late 2018. The global sell-off became particularly acute in December 2018. In the U.S., the S&P 500 Index returned -9.18% for the month, its worst single-month performance since February 2009 and its worst December performance since 1931.

In Europe, a sharp decline in manufacturing exports as well as political uncertainty in Italy and France led to weakening business sentiment. In the U.K., Prime Minister Theresa May’s inability to win Parliament’s approval for a plan to exit the European Union served to further erode business and investor confidence.

However, by the end of December 2018, the U.S. Federal Reserve had moved to a neutral policy stance and the European Central Bank — while ending its quantitative easing program in the face of broad-based wage growth — reiterated its intention to hold interest rates at current levels through the end of 2019. The Bank of England also held U.K. interest rates steady.

Global equity and bond markets began to stabilize in January 2019 and asset prices generally advanced over the next three months as signs of inflationary pressure receded and corporate earnings showed surprising strength. Notably, the global oil prices fell in December 2018 to $42 per barrel of West Texas Intermediate crude and then rose to $63 per barrel by the end of April 2019.

Among equity markets, the MSCI Emerging Markets Index returned 13.90%, the MSCI EAFE Index returned 7.73% and the S&P 500 Index returned 9.76% for the six months ended April 30, 2019. Among bond markets, the Bloomberg Barclays Emerging Markets Bond Index returned 7.13%, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.49% and the Bloomberg Barclays U.S. High Yield Corporate Bond Index returned 5.54%

2	J.P. MORGAN FUNDS	APRIL 30, 2019

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.55%
MSCI World Index (net of foreign withholding taxes)	8.83%
Bloomberg Barclays Global Aggregate Index (Unhedged USD)	5.49%
Global Allocation Composite Benchmark	7.20%

Net Assets as of 4/30/2019 (In Thousands)	$3,537,192

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2019, the Fund’s Class I Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index, and outperformed the Bloomberg Barclays Global Aggregate Index (Unhedged USD).

During the reporting period, the Fund’s allocation to bonds was a leading detractor from performance relative to the Bench-

mark, which is an equity index and holds no bonds. Relative to the Composite Benchmark, the Fund’s underweight allocation to equity detracted from performance, as global equity markets rallied in the second half of the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers added to positions in U.S. equity and emerging markets equity through the use of call options in response to a more neutral policy stance from the Federal Reserve, better-than-expected corporate earnings and easing U.S.-China trade tensions.

In fixed income assets, the portfolio managers also increased their allocation to high yield bonds (also known as “junk bonds”) given their expectations for low economic growth, but no U.S. recession in the foreseeable future. The portfolio managers also maintained their allocation to securitized credit.

APRIL 30, 2019	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

TOP TEN LONG HOLDINGS OF THE PORTFOLIO***
1.	U.S. Treasury Notes, 2.00%, 01/31/20	1.4%
2.	Nestle SA (Registered) (Switzerland)	0.9
3.	Microsoft Corp.	0.9
4.	HDFC Bank Ltd., ADR (India)	0.7
5.	AIA Group Ltd. (Hong Kong)	0.6
6.	Tencent Holdings Ltd. (China)	0.6
7.	Novartis AG (Registered) (Switzerland)	0.6
8.	Amazon.com, Inc.	0.5
9.	Roche Holding AG (Switzerland)	0.5
10.	UnitedHealth Group, Inc.	0.5

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO****
1.	Home Depot, Inc. (The)	24.1%
2.	CVS Health Corp.	9.1
3.	McKesson Corp.	8.7
4.	Harley-Davidson, Inc.	8.5
5.	HCA Healthcare, Inc.	7.1
6.	SPDR S&P 500 ETF Trust	6.6
7.	JB Hunt Transport Services, Inc.	6.3
8.	Apple, Inc.	4.9
9.	MGM Resorts International	4.7
10.	GrubHub, Inc.	4.0

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	53.9%
Corporate Bonds	10.5
Foreign Government Securities	7.9
Asset-Backed Securities	4.9
Loan Assignments	4.0
Commercial Mortgage-Backed Securities	3.4
Collateralized Mortgage Obligations	2.6
U.S. Treasury Obligations	1.5
Others (each less than 1.0%)	0.3
Short-Term Investments	11.0

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	93.4%
Exchange Traded Fund	6.6

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	APRIL 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
With Sales Charge**		1.63%	(1.96)%	4.28%	5.11%
Without Sales Charge		6.40	2.64	5.24	5.72
CLASS C SHARES	May 31, 2011
With CDSC***		5.15	1.11	4.72	5.20
Without CDSC		6.15	2.11	4.72	5.20
CLASS I SHARES	May 31, 2011	6.55	2.88	5.51	5.99
CLASS R2 SHARES	May 31, 2011	6.19	2.24	4.95	5.44
CLASS R3 SHARES	October 1, 2018	6.37	2.71	5.47	5.97
CLASS R4 SHARES	October 1, 2018	6.44	2.69	5.25	5.73
CLASS R5 SHARES	October 1, 2018	6.57	2.96	5.52	6.00
CLASS R6 SHARES	November 1,2017	6.62	3.07	5.55	6.02

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD), the Global Allocation Composite Benchmark and the Lipper Flexible Portfolio Funds Index from May 31, 2011 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index – (Unhedged USD) and the Global Allocation Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization

APRIL 30, 2019	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays Global Aggregate Index (Unhedged USD). The Bloomberg Barclays Global Aggregate Index – (Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. The Lipper Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	APRIL 30, 2019

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.97%
MSCI World Index (net of foreign withholding taxes)	8.83%
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%
Income Builder Composite Benchmark	7.69%

Net Assets as of 4/30/2019 (In Thousands)	$12,709,983

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2019, the Fund’s Class A Shares, without a sales charge, underperformed both the MSCI World Index (net of foreign withholding taxes) and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Index. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, the Fund’s allocation to bonds detracted from performance relative to the MSCI World Index, which is an equity index and holds no bonds. The Fund’s allocation to U.S. equity and its opportunistic investment in high yield bonds (also known as “junk bonds”) made positive contributions to relative performance.

Relative to the Composite Benchmark, the Fund’s underweight allocation to equity detracted from performance as global equity markets rebounded in the second half of the reporting period.

The Fund’s allocation to equity was a positive contributor to performance relative to the Bloomberg Barclays U.S. Aggregate Index, which does not hold equity.

HOW WAS THE FUND POSITIONED?

During the first half reporting period, the Fund’s portfolio managers responded to an increase in market volatility and a divergence in economic growth across certain regions by reducing the Fund’s allocation to equity, particularly in Europe. Early in 2019, the Fund incrementally increased its allocations to high-yield debt, non-agency securitized credit and emerging markets debt.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	FNMA, 30 Year, Single Family, Pool # BM3788, 3.50%, 3/1/2048	0.9%
2.	Pfizer, Inc.	0.8
3.	Coca-Cola Co. (The)	0.7
4.	FNMA, 30 Year, Single Family, Pool # CA0906, 3.50%, 12/1/2047	0.6
5.	Merck & Co., Inc.	0.6
6.	Verizon Communications, Inc.	0.6
7.	Nestle SA (Registered) (Switzerland)	0.5
8.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	0.5
9.	U.S. Treasury Notes, 2.00%, 01/31/2020	0.5
10.	Prologis, Inc.	0.5

PORTFOLIO COMPOSITION***
Corporate Bonds	34.5%
Common Stocks	34.5
Asset-Backed Securities	5.5
Collateralized Mortgage Obligations	5.4
Loan Assignments	5.1
Mortgage-Backed Securities	4.1
Commercial Mortgage-Backed Securities	2.2
Foreign Government Securities	2.1
Convertible Bonds	1.5
Others (each less than 1.0%)	2.0
Short-Term Investments	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge**		1.17%	(0.42)%	3.33%	8.61%
Without Sales Charge		5.97	4.32	4.29	9.11
CLASS C SHARES	May 31, 2007
With CDSC***		4.72	2.81	3.76	8.57
Without CDSC		5.72	3.81	3.76	8.57
CLASS I SHARES	May 31, 2007	6.14	4.57	4.44	9.27
CLASS R6 SHARES	November 1, 2017	6.19	4.67	4.47	9.29

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/09 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index, the Income Builder Composite Benchmark and the Lipper Flexible Portfolio Funds Index from April 30, 2009 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index (net of foreign withholding taxes) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The Lipper Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From April 30, 2008 through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	APRIL 30, 2019

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — 98.3%

Common Stocks — 53.0%

Argentina — 0.1%

MercadoLibre, Inc.*	7	3,549

Australia — 0.8%

Australia & New Zealand Banking Group Ltd.	280	5,365

BHP Group Ltd.	206	5,443

BHP Group plc	158	3,741

Commonwealth Bank of Australia	18	970

CSL Ltd.	12	1,751

Dexus, REIT	300	2,646

Goodman Group, REIT	277	2,576

Macquarie Group Ltd.	4	406

National Australia Bank Ltd.	21	380

Oil Search Ltd.	63	347

Rio Tinto Ltd.	62	4,185

Rio Tinto plc	18	1,046

Westpac Banking Corp.	37	724

		29,580

Austria — 0.2%

Erste Group Bank AG*	177	7,104

Belgium — 0.3%

Anheuser-Busch InBev SA/NV	71	6,317

KBC Group NV	49	3,603

		9,920

Brazil — 0.4%

Ambev SA, ADR	520	2,449

Itau Unibanco Holding SA (Preference)	660	5,714

Lojas Renner SA	256	3,026

Raia Drogasil SA*	58	1,013

Ultrapar Participacoes SA	254	1,363

WEG SA	310	1,475

		15,040

Canada — 0.5%

Advanz Pharma Corp.*	17	305

Alimentation Couche-Tard, Inc., Class B	73	4,281

Canadian National Railway Co.	45	4,134

Canadian Pacific Railway Ltd.	18	4,100

Fairfax Financial Holdings Ltd.	4	1,951

Toronto-Dominion Bank (The)	60	3,417

		18,188

Chile — 0.1%

Banco Santander Chile, ADR	70	1,966

INVESTMENTS	SHARES (000)	VALUE (000)

China — 1.7%

Alibaba Group Holding Ltd., ADR*	65	12,058

Baidu, Inc., ADR*	15	2,444

JD.com, Inc., ADR*	96	2,919

Kweichow Moutai Co. Ltd., Class A	15	2,130

Midea Group Co. Ltd., Class A	231	1,799

Ping An Insurance Group Co. of China Ltd., Class H	1,307	15,821

Tencent Holdings Ltd.	421	20,730

Yum China Holdings, Inc.	41	1,958

		59,859

Denmark — 0.4%

Chr Hansen Holding A/S	18	1,862

Novo Nordisk A/S, Class B	199	9,735

Royal Unibrew A/S	28	2,011

		13,608

Finland — 0.4%

Cargotec OYJ, Class B	35	1,426

Neste OYJ	138	4,566

Nokia OYJ	208	1,092

Outokumpu OYJ	481	1,840

UPM-Kymmene OYJ	42	1,197

Wartsila OYJ Abp	222	3,554

		13,675

France — 3.0%

Air France-KLM*	213	2,459

Air Liquide SA	51	6,729

Airbus SE	81	11,151

Alstom SA	71	3,113

AXA SA	94	2,516

BNP Paribas SA	102	5,427

Capgemini SE	42	5,095

Casino Guichard Perrachon SA	5	207

Cie Generale des Etablissements Michelin SCA	19	2,421

Eiffage SA	26	2,670

Faurecia SA	34	1,729

Kering SA	9	5,432

LVMH Moet Hennessy Louis Vuitton SE	17	6,566

Orange SA	162	2,532

Pernod Ricard SA	30	5,293

Peugeot SA	90	2,357

Renault SA	58	3,974

Safran SA	38	5,609

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

France — continued

Sanofi	74	6,414

Schneider Electric SE	60	5,058

Sodexo SA	21	2,428

Thales SA	22	2,673

TOTAL SA	199	11,071

Unibail-Rodamco-Westfield, REIT	9	1,532

Vinci SA	11	1,119

		105,575

Germany — 2.3%

adidas AG	10	2,489

Allianz SE (Registered)	31	7,387

BASF SE	14	1,141

Bayer AG (Registered)	35	2,315

Brenntag AG	61	3,286

Continental AG	23	3,740

Daimler AG (Registered)*	81	5,337

Delivery Hero SE* (a)	50	2,309

Deutsche Bank AG (Registered)	63	521

Deutsche Boerse AG	45	5,982

Deutsche Post AG (Registered)*	99	3,428

Deutsche Telekom AG (Registered)	491	8,231

Hannover Rueck SE	13	2,002

Henkel AG & Co. KGaA (Preference)	30	3,031

Infineon Technologies AG	134	3,173

MTU Aero Engines AG	10	2,344

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)*	12	2,900

RWE AG*	103	2,634

SAP SE	110	14,147

Siemens AG (Registered)	11	1,365

Volkswagen AG (Preference)	17	2,891

		80,653

Hong Kong — 1.1%

AIA Group Ltd.	2,192	22,443

CK Asset Holdings Ltd.	623	5,013

CK Hutchison Holdings Ltd.	241	2,538

Hong Kong Exchanges & Clearing Ltd.	139	4,839

Jardine Matheson Holdings Ltd.	62	4,068

		38,901

India — 1.0%

HDFC Bank Ltd., ADR	207	23,728

Infosys Ltd., ADR	749	8,061

INVESTMENTS	SHARES (000)	VALUE (000)

India — continued

Mahindra & Mahindra Ltd., GDR (a)	189	1,728

Mahindra & Mahindra Ltd., GDR (a)	156	1,447

		34,964

Indonesia — 0.3%

Astra International Tbk. PT	3,810	2,039

Bank Central Asia Tbk. PT	3,166	6,396

Bank Rakyat Indonesia Persero Tbk. PT*	8,563	2,633

Unilever Indonesia Tbk. PT	325	1,038

		12,106

Ireland — 0.1%

CRH plc	28	935

Ryanair Holdings plc, ADR*	39	3,017

		3,952

Israel — 0.0% (b)

Teva Pharmaceutical Industries Ltd., ADR*	58	886

Italy — 0.6%

Assicurazioni Generali SpA	142	2,757

Enel SpA	1,793	11,353

Eni SpA	245	4,169

Poste Italiane SpA (a)	145	1,551

UniCredit SpA	26	364

		20,194

Japan — 3.7%

Asahi Group Holdings Ltd.	99	4,317

Bridgestone Corp.	90	3,574

Central Japan Railway Co.	13	2,860

Daicel Corp.	268	3,001

Daikin Industries Ltd.	41	5,233

DMG Mori Co. Ltd.	191	2,760

Electric Power Development Co. Ltd.	25	590

FANUC Corp.	17	3,156

Hitachi Ltd.	39	1,297

Honda Motor Co. Ltd.	166	4,629

Japan Airlines Co. Ltd.	53	1,729

Japan Tobacco, Inc.	114	2,623

Kao Corp.	60	4,593

Keyence Corp.	7	4,436

Komatsu Ltd.	115	2,976

Kyowa Hakko Kirin Co. Ltd.	69	1,340

Mabuchi Motor Co. Ltd.	89	3,293

Marui Group Co. Ltd.	105	2,144

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

Japan — continued

Mitsubishi Corp.	117	3,212

Mitsubishi UFJ Financial Group, Inc.	843	4,180

Mitsui Fudosan Co. Ltd.	110	2,546

NGK Spark Plug Co. Ltd.	107	2,094

Nintendo Co. Ltd.	14	4,960

Nippon Telegraph & Telephone Corp.	96	3,978

Nomura Research Institute Ltd.	36	1,743

Olympus Corp.	60	673

Otsuka Corp.	66	2,604

Otsuka Holdings Co. Ltd.	98	3,486

Panasonic Corp.	260	2,398

Persol Holdings Co. Ltd.	92	1,730

Renesas Electronics Corp.*	256	1,369

Seven & i Holdings Co. Ltd.	108	3,745

Shin-Etsu Chemical Co. Ltd.	42	3,978

Shiseido Co. Ltd.	37	2,895

SMC Corp.	6	2,464

Sony Corp.	33	1,647

Sumitomo Electric Industries Ltd.	108	1,433

Sumitomo Mitsui Financial Group, Inc.	109	3,976

T&D Holdings, Inc.	246	2,668

Tokio Marine Holdings, Inc.	68	3,445

Tokyo Gas Co. Ltd.	34	863

Tokyu Corp.	213	3,482

Toray Industries, Inc.	318	2,174

Toyota Motor Corp.	122	7,572

West Japan Railway Co.	24	1,785

Yamato Holdings Co. Ltd.	46	988

		132,639

Luxembourg — 0.1%

ArcelorMittal	109	2,372

Macau — 0.1%

Sands China Ltd.	566	3,115

Malaysia — 0.0% (b)

Public Bank Bhd.	255	1,390

Mexico — 0.2%

Fomento Economico Mexicano SAB de CV, ADR	21	2,084

Grupo Financiero Banorte SAB de CV, Class O	317	2,007

Wal-Mart de Mexico SAB de CV	845	2,482

		6,573

INVESTMENTS	SHARES (000)	VALUE (000)

Netherlands — 1.3%

ABN AMRO Group NV, CVA (a)	106	2,488

Adyen NV* (a)	3	2,556

Akzo Nobel NV	39	3,346

ASML Holding NV	53	10,968

ASR Nederland NV	56	2,508

Heineken NV	18	1,995

ING Groep NV	431	5,503

Koninklijke Ahold Delhaize NV	82	1,978

Koninklijke Philips NV	38	1,626

NN Group NV	49	2,125

Royal Dutch Shell plc, Class A	166	5,275

Royal Dutch Shell plc, Class B	177	5,718

		46,086

Norway — 0.1%

DNB ASA*	115	2,215

Peru — 0.1%

Credicorp Ltd.	12	2,888

Russia — 0.1%

Sberbank of Russia PJSC	1,008	3,533

Sberbank of Russia PJSC, ADR	84	1,225

		4,758

Singapore — 0.2%

DBS Group Holdings Ltd.	243	5,057

United Overseas Bank Ltd.	23	465

		5,522

South Africa — 0.4%

Bid Corp. Ltd.	58	1,233

Bidvest Group Ltd. (The)	147	2,241

Capitec Bank Holdings Ltd.	21	1,974

FirstRand Ltd.	662	3,149

Mr Price Group Ltd.	48	729

Oceana Group Ltd.	13	65

RMB Holdings Ltd.	173	1,013

Sanlam Ltd.	281	1,504

Shoprite Holdings Ltd.	118	1,420

Tiger Brands Ltd.	51	886

		14,214

South Korea — 0.2%

NAVER Corp.	14	1,462

Samsung Electronics Co. Ltd.	181	7,104

		8,566

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

Spain — 0.8%

ACS Actividades de Construccion y Servicios SA	86	3,939

Banco Santander SA	495	2,507

Bankia SA	754	2,090

Iberdrola SA	822	7,468

Industria de Diseno Textil SA	160	4,836

Repsol SA	276	4,686

Telefonica SA	440	3,672

		29,198

Sweden — 0.4%

Evolution Gaming Group AB (a)	8	862

Lundin Petroleum AB	77	2,514

Svenska Handelsbanken AB, Class A	510	5,575

Telefonaktiebolaget LM Ericsson, Class B	310	3,071

Volvo AB, Class B	100	1,610

		13,632

Switzerland — 2.8%

Alcon, Inc.*	47	2,708

Cie Financiere Richemont SA (Registered)	50	3,690

Credit Suisse Group AG (Registered)*	344	4,578

LafargeHolcim Ltd. (Registered)*	84	4,291

Logitech International SA (Registered)	48	1,875

Nestle SA (Registered)	325	31,308

Novartis AG (Registered)	235	19,268

Roche Holding AG	67	17,718

Swiss Re AG	39	3,725

Swisscom AG (Registered)	6	2,927

Zurich Insurance Group AG	19	6,142

		98,230

Taiwan — 0.6%

Delta Electronics, Inc.	409	2,157

Largan Precision Co. Ltd.	8	1,201

President Chain Store Corp.	356	3,321

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	367	16,103

		22,782

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	145	2,089

Siam Commercial Bank PCL (The)	344	1,399

		3,488

Turkey — 0.0% (b)

KOC Holding A/S	193	524

INVESTMENTS	SHARES (000)	VALUE (000)

United Kingdom — 3.3%

3i Group plc	315	4,402

AstraZeneca plc	57	4,258

Aviva plc	495	2,780

Barratt Developments plc	330	2,592

BP plc	960	6,980

British American Tobacco plc	161	6,291

Burberry Group plc	244	6,436

Diageo plc	141	5,941

Dixons Carphone plc	843	1,598

GlaxoSmithKline plc	482	9,896

HSBC Holdings plc	529	4,608

InterContinental Hotels Group plc	80	5,202

ITV plc	1,480	2,642

Legal & General Group plc	1,120	4,073

Linde plc	34	6,097

Lloyds Banking Group plc	2,499	2,044

London Stock Exchange Group plc	46	3,010

Prudential plc	280	6,357

RELX plc	149	3,425

Smith & Nephew plc	186	3,596

Standard Chartered plc	463	4,234

Taylor Wimpey plc	899	2,132

Unilever NV, CVA	182	11,032

Vodafone Group plc	2,313	4,290

Whitbread plc	19	1,124

		115,040

United States — 25.2%

Acadia Healthcare Co., Inc.*	41	1,311

Advanced Micro Devices, Inc.*	82	2,258

AdvanSix, Inc.*	35	1,054

Air Products & Chemicals, Inc.	20	4,196

Alleghany Corp.*	2	1,612

Allergan plc	25	3,696

Alphabet, Inc., Class A*	7	8,592

Alphabet, Inc., Class C*	13	15,567

Altice USA, Inc., Class A	567	13,360

Amazon.com, Inc.*	9	17,770

American Electric Power Co., Inc.	65	5,562

American Express Co.	96	11,199

American Homes 4 Rent, Class A, REIT	101	2,433

American International Group, Inc.	93	4,406

AmerisourceBergen Corp.	25	1,875

Amphenol Corp., Class A	23	2,253

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)		VALUE (000)
Long Positions — continued

Common Stocks — continued

United States — continued

Analog Devices, Inc.	31		3,604

Anthem, Inc.	7		1,904

Apple, Inc. (d)	68		13,630

Applied Materials, Inc.	57		2,498

Arista Networks, Inc.*	8		2,392

Arrow Electronics, Inc.*	47		3,984

Autodesk, Inc.*	9		1,577

AutoZone, Inc.*	6		5,963

Avaya Holdings Corp.*	19		366

Avery Dennison Corp.	25		2,737

Ball Corp.	151		9,047

Bank of America Corp.	497		15,196

Berkshire Hathaway, Inc., Class A*	—	(c)	8,452

Berkshire Hathaway, Inc., Class B*	56		12,093

Berry Global Group, Inc.*	87		5,106

Best Buy Co., Inc.	32		2,345

BlackRock, Inc.	5		2,307

Boeing Co. (The)	10		3,941

Booz Allen Hamilton Holding Corp.	17		1,036

Brinker International, Inc.	33		1,420

Brixmor Property Group, Inc., REIT	175		3,121

Capital One Financial Corp. (d)	98		9,052

Carlisle Cos., Inc.	17		2,414

Catalent, Inc.*	42		1,861

CBRE Group, Inc., Class A* (d)	137		7,155

CBS Corp. (Non-Voting), Class B	47		2,394

Charles Schwab Corp. (The)	132		6,064

Charter Communications, Inc., Class A*	15		5,559

Chevron Corp.	49		5,870

Chubb Ltd.	23		3,322

Cigna Corp.	47		7,391

Cisco Systems, Inc. (d)	93		5,215

Citigroup, Inc.	77		5,413

Citizens Financial Group, Inc.	122		4,431

Claire’s Stores, Inc.* ‡	—	(c)	228

Clorox Co. (The)	8		1,253

Columbia Sportswear Co.	19		1,879

Comcast Corp., Class A	163		7,100

CommScope Holding Co., Inc.*	106		2,615

Concho Resources, Inc. (d)	19		2,148

ConocoPhillips	77		4,867

Copart, Inc.*	48		3,225

CorePoint Lodging, Inc., REIT	5		57

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Corning, Inc.	74	2,350

Coty, Inc., Class A	193	2,084

Deere & Co.	13	2,217

Delta Air Lines, Inc. (d)	122	7,101

DexCom, Inc.*	15	1,821

Diamondback Energy, Inc.	23	2,478

DISH Network Corp., Class A*	155	5,460

DocuSign, Inc.*	24	1,343

Dover Corp.	34	3,382

Duke Energy Corp.	26	2,403

East West Bancorp, Inc.	51	2,624

EastGroup Properties, Inc., REIT	19	2,129

Eaton Corp. plc	41	3,392

Edison International	22	1,378

Energizer Holdings, Inc.	49	2,366

Entercom Communications Corp., Class A (d)	292	2,007

EOG Resources, Inc.	21	2,041

EQT Corp.	72	1,482

Equitrans Midstream Corp.	63	1,322

Eversource Energy	33	2,344

Evolent Health, Inc., Class A*	68	922

Exact Sciences Corp.*	28	2,776

Exelixis, Inc.*	81	1,601

Expedia Group, Inc.	18	2,392

Exxon Mobil Corp. (d)	53	4,284

Facebook, Inc., Class A* (d)	12	2,361

Fair Isaac Corp.*	6	1,759

Federal Realty Investment Trust, REIT	19	2,484

Ferguson plc	94	6,690

Fifth Third Bancorp	90	2,606

First Data Corp., Class A*	182	4,699

First Republic Bank	45	4,801

First Solar, Inc.*	56	3,446

Fiserv, Inc.*	91	7,928

Fortune Brands Home & Security, Inc.	34	1,804

Genuine Parts Co.	15	1,577

Global Payments, Inc.	31	4,512

GoDaddy, Inc., Class A*	32	2,610

Goodman Networks, Inc.* ‡	2	—

Graphic Packaging Holding Co.	192	2,665

Hartford Financial Services Group, Inc. (The)	60	3,138

HCA Healthcare, Inc.	13	1,615

Hershey Co. (The)	25	3,179

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

United States — continued

Hewlett Packard Enterprise Co.	90	1,429

Hilton Worldwide Holdings, Inc.	45	3,955

Home Depot, Inc. (The)	42	8,469

Honeywell International, Inc.	31	5,395

IHS Markit Ltd.*	68	3,877

Illinois Tool Works, Inc. (d)	25	3,890

Illumina, Inc.*	9	2,712

Intercept Pharmaceuticals, Inc.*	6	491

Intuit, Inc.	16	4,001

Intuitive Surgical, Inc.*	5	2,671

Invesco Ltd.	87	1,908

Jazz Pharmaceuticals plc*	15	2,000

Johnson & Johnson	41	5,755

Keurig Dr Pepper, Inc.	63	1,824

Keysight Technologies, Inc.*	8	714

Kimco Realty Corp., REIT	148	2,576

Kinder Morgan, Inc.	253	5,036

Kohl’s Corp.	51	3,602

Kroger Co. (The)	56	1,453

Lennox International, Inc.	13	3,584

Loews Corp. (d)	149	7,660

Lululemon Athletica, Inc.*	16	2,772

Lyft, Inc., Class A*	26	1,538

M&T Bank Corp.	38	6,546

Marathon Petroleum Corp.	47	2,856

Marsh & McLennan Cos., Inc.	36	3,432

Martin Marietta Materials, Inc.	30	6,594

Mastercard, Inc., Class A	43	11,013

Medtronic plc	30	2,649

Merck & Co., Inc.	86	6,747

Microchip Technology, Inc.	16	1,631

Microsoft Corp. (d)	233	30,370

Mid-America Apartment Communities, Inc., REIT	39	4,229

Middleby Corp. (The)*	11	1,393

Molson Coors Brewing Co., Class B	28	1,790

Morgan Stanley	118	5,697

Murphy USA, Inc.*	21	1,800

Nasdaq, Inc.	28	2,616

Netflix, Inc.*	15	5,381

New York Times Co. (The), Class A	34	1,116

Nexstar Media Group, Inc., Class A	28	3,300

NextEra Energy, Inc. (d)	63	12,224

NII Holdings, Inc.*	1	2

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

NiSource, Inc.	53	1,473

Nordson Corp.	11	1,572

Nordstrom, Inc.	85	3,499

Northern Trust Corp.	28	2,783

Norwegian Cruise Line Holdings Ltd.*	171	9,665

NVIDIA Corp. (d)	19	3,449

Occidental Petroleum Corp.	42	2,459

Old Dominion Freight Line, Inc.	12	1,812

O’Reilly Automotive, Inc.*	8	3,195

Oshkosh Corp.	19	1,572

Outfront Media, Inc., REIT	123	2,932

Packaging Corp. of America	27	2,677

Palo Alto Networks, Inc.*	11	2,788

Parker-Hannifin Corp.	14	2,598

PayPal Holdings, Inc.*	63	7,059

PBF Energy, Inc., Class A	31	1,042

Penn Virginia Corp.*	1	25

Pfizer, Inc. (d)	266	10,814

Phillips 66	24	2,297

PNC Financial Services Group, Inc. (The)	59	8,059

Post Holdings, Inc.*	36	4,064

Procter & Gamble Co. (The)	50	5,376

Progressive Corp. (The)	48	3,783

Prudential Financial, Inc.	14	1,519

Public Storage, REIT	18	4,068

QUALCOMM, Inc.	30	2,578

Rayonier, Inc., REIT	81	2,574

Remington Outdoor Co., Inc.* ‡	2	4

Revance Therapeutics, Inc.*	32	423

Ross Stores, Inc.	53	5,162

S&P Global, Inc.	17	3,664

Sage Therapeutics, Inc.*	6	1,046

SailPoint Technologies Holding, Inc.*	55	1,544

salesforce.com, Inc.*	34	5,699

ServiceNow, Inc.*	13	3,657

Southwest Airlines Co.	27	1,443

Spark Therapeutics, Inc.*	2	209

Splunk, Inc.*	18	2,531

Spotify Technology SA*	18	2,470

Stanley Black & Decker, Inc.	16	2,407

SunTrust Banks, Inc.	81	5,292

Synopsys, Inc.*	14	1,679

T. Rowe Price Group, Inc.	54	5,818

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

United States — continued

Take-Two Interactive Software, Inc.*	31	3,019

TD Ameritrade Holding Corp.	33	1,752

Teladoc Health, Inc.*	40	2,264

Tesla, Inc.*	6	1,542

Texas Instruments, Inc. (d)	49	5,806

TherapeuticsMD, Inc.*	176	757

Thermo Fisher Scientific, Inc.	15	4,140

Tiffany & Co.	27	2,956

Tractor Supply Co.	30	3,095

Travelers Cos., Inc. (The)	38	5,463

Union Pacific Corp.	61	10,863

United Technologies Corp.	32	4,585

UnitedHealth Group, Inc. (d)	72	16,715

US Bancorp	82	4,373

Veeva Systems, Inc., Class A*	18	2,477

Verizon Communications, Inc. (d)	111	6,326

Vertex Pharmaceuticals, Inc.*	13	2,189

Visa, Inc., Class A (d)	45	7,434

Vistra Energy Corp.	103	2,800

Vulcan Materials Co.	18	2,213

Walgreens Boots Alliance, Inc.	64	3,408

Waste Connections, Inc.	80	7,414

Wayfair, Inc., Class A*	10	1,700

Wells Fargo & Co. (d)	194	9,397

Westrock Co.	73	2,817

Weyerhaeuser Co., REIT	38	1,015

Williams Cos., Inc. (The)	141	4,007

Worldpay, Inc., Class A*	123	14,385

WW Grainger, Inc.	6	1,810

Xcel Energy, Inc.	98	5,516

Xilinx, Inc.	23	2,780

Zebra Technologies Corp., Class A*	12	2,513

Zimmer Biomet Holdings, Inc.	46	5,704

		891,662

Total Common Stocks (Cost $1,585,779)		1,874,614

	PRINCIPAL AMOUNT (000)
Corporate Bonds — 10.2%

Argentina — 0.0% (b)

Pampa Energia SA 7.38%, 7/21/2023 (a)	75	67

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Australia — 0.1%

Australia & New Zealand Banking Group Ltd.

5.10%, 1/13/2020 (e)	100	102

2.13%, 8/19/2020	250	248

2.70%, 11/16/2020	300	300

Brambles USA, Inc. 5.35%, 4/1/2020 (e)	177	181

Commonwealth Bank of Australia

2.25%, 3/10/2020 (e)	83	83

2.55%, 3/15/2021	250	249

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (e)	113	115

5.13%, 3/15/2023 (e)	240	245

5.13%, 5/15/2024 (e)	75	76

Macquarie Bank Ltd. 2.40%, 1/21/2020 (e)	282	281

National Australia Bank Ltd.

2.25%, 1/10/2020	250	249

(ICE LIBOR USD 3 Month + 0.51%), 3.17%, 5/22/2020 (e) (f)	250	251

Scentre Group Trust 1

REIT, 2.38%, 11/5/2019 (e)	190	190

REIT, 2.38%, 4/28/2021 (e)	52	51

Suncorp-Metway Ltd. 2.35%, 4/27/2020 (e)	233	232

Westpac Banking Corp.

4.88%, 11/19/2019	170	172

2.15%, 3/6/2020	524	522

2.60%, 11/23/2020	250	249

2.65%, 1/25/2021	300	300

		4,096

Azerbaijan — 0.0% (b)

State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (a)	300	342

Bahrain — 0.0% (b)

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (a)	300	298

Oil and Gas Holding Co. BSCC (The) 7.63%, 11/7/2024 (e)	200	218

		516

Brazil — 0.0% (b)

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (e)	200	220

Itau Unibanco Holding SA 6.20%, 12/21/2021 (a)	200	211

Klabin Austria GmbH 7.00%, 4/3/2049 (e)	200	200

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Brazil — continued

Petrobras Global Finance BV

6.25%, 3/17/2024	70	75

6.00%, 1/27/2028	136	140

		846

Canada — 0.5%

1011778 BC ULC 4.25%, 5/15/2024 (e)	461	454

Advanz Pharma Corp. 8.00%, 9/6/2024	421	394

Alimentation Couche-Tard, Inc. 2.35%, 12/13/2019 (e)	96	96

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (e)	294	304

Bank of Montreal

1.50%, 7/18/2019	265	264

(ICE LIBOR USD 3 Month + 0.25%), 2.85%, 9/11/2019 (f)	30	30

(ICE LIBOR USD 3 Month + 0.40%), 2.99%, 1/22/2021 (f)	641	643

Bank of Nova Scotia (The)

2.05%, 6/5/2019	265	265

(ICE LIBOR USD 3 Month + 0.42%), 3.00%, 1/25/2021 (f)	650	652

Baytex Energy Corp. 5.63%, 6/1/2024 (e)	117	111

Bombardier, Inc.

6.00%, 10/15/2022 (e)	1,360	1,361

6.13%, 1/15/2023 (e)	901	900

7.50%, 3/15/2025 (e)	742	744

7.88%, 4/15/2027 (e)	738	742

Calfrac Holdings LP 8.50%, 6/15/2026 (e)	23	19

Federation des Caisses Desjardins du Quebec 2.25%, 10/30/2020 (e)	300	298

Garda World Security Corp.

7.25%, 11/15/2021 (e)	34	34

8.75%, 5/15/2025 (e)	2,310	2,178

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (e)	1,021	1,067

Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/2025 (e)	200	192

Hudbay Minerals, Inc.

7.25%, 1/15/2023 (e)	145	150

7.63%, 1/15/2025 (e)	200	208

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (e)	199	204

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (e)	348	311

Mattamy Group Corp. 6.88%, 12/15/2023 (e)	295	305

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Canada — continued

MEG Energy Corp.

6.38%, 1/30/2023 (e)	310	293

7.00%, 3/31/2024 (e)	166	157

6.50%, 1/15/2025 (e)	120	121

NOVA Chemicals Corp.

4.88%, 6/1/2024 (e)	150	147

5.00%, 5/1/2025 (e)	938	912

Open Text Corp. 5.88%, 6/1/2026 (e)	873	914

Precision Drilling Corp.

5.25%, 11/15/2024	45	43

7.13%, 1/15/2026 (e)	427	429

Quebecor Media, Inc. 5.75%, 1/15/2023	175	182

Royal Bank of Canada

1.50%, 7/29/2019	265	264

2.50%, 1/19/2021	300	300

Stars Group Holdings BV 7.00%, 7/15/2026 (e)	293	307

Toronto-Dominion Bank (The)

1.45%, 8/13/2019	270	269

(ICE LIBOR USD 3 Month + 0.15%), 2.73%, 10/24/2019 (f)	16	16

2.55%, 1/25/2021	300	300

Videotron Ltd.

5.38%, 6/15/2024 (e)	116	122

5.13%, 4/15/2027 (e)	270	276

		16,978

Chile — 0.0% (b)

Corp. Nacional del Cobre de Chile 4.38%, 2/5/2049 (e)	300	300

Empresa Nacional del Petroleo

3.75%, 8/5/2026 (a)	200	198

5.25%, 11/6/2029 (e)	200	217

4.50%, 9/14/2047 (a)	200	191

		906

China — 0.2%

China Development Bank

0.38%, 11/16/2021 (a)	EUR 1,270	1,429

2.63%, 1/24/2022 (a)	3,000	2,974

Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021 (a)	200	198

CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (a)	200	200

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

China — continued

Guangxi Communications Investment Group Co. Ltd. 3.00%, 11/4/2019 (a)	200	198

Hongkong International Qingdao Co. Ltd. 4.25%, 12/4/2022 (a)	250	237

Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (a)	200	201

Tencent Holdings Ltd. 3.98%, 4/11/2029 (e)	200	202

		5,639

Colombia — 0.0% (b)

Ecopetrol SA

5.88%, 9/18/2023	200	217

5.38%, 6/26/2026	228	244

Geopark Ltd. 6.50%, 9/21/2024 (e)	200	202

Millicom International Cellular SA 6.25%, 3/25/2029 (e)	200	207

		870

Denmark — 0.0% (b)

DKT Finance ApS 9.38%, 6/17/2023 (e)	550	595

Ecuador — 0.0% (b)

Petroamazonas EP

4.63%, 2/16/2020 (a)	167	165

4.63%, 11/6/2020 (e)	450	441

		606

Finland — 0.1%

Nokia OYJ 4.38%, 6/12/2027	608	609

Nordea Bank Abp

4.88%, 1/27/2020 (e)	285	289

2.13%, 5/29/2020 (e)	238	237

2.50%, 9/17/2020 (e)	200	199

2.25%, 5/27/2021 (e)	350	346

		1,680

France — 0.4%

Altice France SA

6.25%, 5/15/2024 (e)	250	256

7.38%, 5/1/2026 (e)	1,534	1,554

Banque Federative du Credit Mutuel SA

2.20%, 7/20/2020 (e)	434	431

2.75%, 10/15/2020 (e)	200	200

BNP Paribas SA 5.00%, 1/15/2021	300	311

Credit Agricole Corporate & Investment Bank SA (ICE LIBOR USD 3 Month + 0.29%), 2.86%, 11/2/2020 (e) (f)	350	350

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

France — continued

Credit Agricole SA

2.75%, 6/10/2020 (e)	300	300

(ICE LIBOR USD 3 Month + 0.97%), 3.57%, 6/10/2020 (e) (f)	283	285

Dexia Credit Local SA

0.75%, 1/25/2023 (a)	EUR 3,500	4,041

1.63%, 12/8/2023 (a)	GBP 2,800	3,676

1.25%, 11/26/2024 (a)	EUR 2,100	2,495

Orange SA 1.63%, 11/3/2019	191	190

Societe Generale SA

2.50%, 4/8/2021 (e)	200	198

5.20%, 4/15/2021 (e)	200	208

WEA Finance LLC REIT, 2.70%, 9/17/2019 (e)	200	200

		14,695

Georgia — 0.0% (b)

Georgian Railway JSC 7.75%, 7/11/2022 (a)	200	214

Germany — 0.1%

BMW US Capital LLC

(ICE LIBOR USD 3 Month + 0.38%), 2.97%, 4/6/2020 (e) (f)	312	312

3.25%, 8/14/2020 (e)	102	103

Daimler Finance North America LLC

3.10%, 5/4/2020 (e)	300	301

2.70%, 8/3/2020 (e)	202	201

Deutsche Telekom International Finance BV 2.23%, 1/17/2020 (e)	294	293

Kreditanstalt fuer Wiederaufbau 1.25%, 9/30/2019	530	527

Siemens Financieringsmaatschappij NV 2.20%, 3/16/2020 (e)	250	249

Unitymedia GmbH 6.13%, 1/15/2025 (e)	412	427

		2,413

Ghana — 0.0% (b)

Tullow Oil plc 7.00%, 3/1/2025 (e)	603	614

Hong Kong — 0.0% (b)

CK Hutchison International 19 Ltd. 3.63%, 4/11/2029 (e)	200	200

WTT Investment Ltd. 5.50%, 11/21/2022 (e)	410	415

		615

Hungary — 0.0% (b)

MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (a)	200	209

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Indonesia — 0.1%

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (e)	200	214

6.53%, 11/15/2028 (e)	200	228

6.76%, 11/15/2048 (a)	290	333

6.76%, 11/15/2048 (e)	200	229

LLPL Capital Pte. Ltd. 6.88%, 2/4/2039 (e)	200	216

Pertamina Persero PT 6.50%, 11/7/2048 (a)	200	233

Perusahaan Listrik Negara PT 4.13%, 5/15/2027 (a)	200	197

		1,650

Ireland — 0.1%

Ardagh Packaging Finance plc

7.25%, 5/15/2024 (e)	400	421

6.00%, 2/15/2025 (e)	1,800	1,814

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (e)	120	126

5.13%, 10/1/2023 (e)	150	156

5.25%, 5/15/2024 (e)	1,024	1,070

Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (e)	1,019	1,073

		4,660

Italy — 0.0% (b)

Telecom Italia Capital SA

6.38%, 11/15/2033	205	199

6.00%, 9/30/2034	86	80

7.20%, 7/18/2036	47	48

		327

Japan — 0.1%

Development Bank of Japan, Inc. 3.13%, 9/6/2023 (e)	1,850	1,882

Mizuho Bank Ltd. 2.70%, 10/20/2020 (e)	200	200

MUFG Bank Ltd. 2.30%, 3/5/2020 (e)	200	199

Nomura Holdings, Inc. 6.70%, 3/4/2020	253	261

		2,542

Kazakhstan — 0.0% (b)

KazMunayGas National Co. JSC

3.88%, 4/19/2022 (a)	200	202

4.75%, 4/19/2027 (a)	200	207

6.38%, 10/24/2048 (a)	600	662

		1,071

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Luxembourg — 0.2%

Altice Financing SA 7.50%, 5/15/2026 (e)	1,075	1,091

Altice Luxembourg SA 7.63%, 2/15/2025 (e)	1,170	1,094

Intelsat Connect Finance SA 9.50%, 2/15/2023 (e)	871	808

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	1,108	999

8.00%, 2/15/2024 (e)	875	913

8.50%, 10/15/2024 (e)	1,331	1,314

9.75%, 7/15/2025 (e)	435	446

Intelsat Luxembourg SA 8.13%, 6/1/2023	277	209

		6,874

Malaysia — 0.0% (b)

Petronas Capital Ltd. 4.50%, 3/18/2045 (a)	200	217

Mauritius — 0.0% (b)

Liquid Telecommunications Financing plc 8.50%, 7/13/2022 (e)	260	263

Mexico — 0.2%

America Movil SAB de CV

5.00%, 10/16/2019	250	251

5.00%, 3/30/2020	360	366

Banco Nacional de Comercio Exterior SNC 4.38%, 10/14/2025 (a)	200	201

Cemex SAB de CV

5.70%, 1/11/2025 (e)	345	353

6.13%, 5/5/2025 (e)	2,570	2,672

Cometa Energia SA de CV 6.38%, 4/24/2035 (e)	214	213

Petroleos Mexicanos

(ICE LIBOR USD 3 Month + 3.65%), 6.25%, 3/11/2022 (f)	200	209

5.38%, 3/13/2022	50	51

6.50%, 3/13/2027	629	636

5.50%, 6/27/2044	200	163

6.75%, 9/21/2047	225	207

6.35%, 2/12/2048	170	150

		5,472

Netherlands — 0.2%

ABN AMRO Bank NV 2.45%, 6/4/2020 (e)	200	199

BNG Bank NV

2.50%, 2/16/2021 (e)	3,538	3,543

4.75%, 3/6/2023 (a)	AUD 602	470

Cooperatieve Rabobank UA

2.50%, 1/19/2021	300	299

3.13%, 4/26/2021	300	302

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Netherlands — continued

NXP BV 4.63%, 6/15/2022 (e)	200	208

Shell International Finance BV

1.38%, 5/10/2019	173	173

4.38%, 3/25/2020	259	263

UPCB Finance IV Ltd. 5.38%, 1/15/2025 (e)	185	189

Ziggo Bond Co. BV 5.88%, 1/15/2025 (e)	706	706

Ziggo BV 5.50%, 1/15/2027 (e)	300	299

		6,651

New Zealand — 0.0% (b)

ANZ New Zealand Int’l Ltd. 2.85%, 8/6/2020 (e)	400	401

Nigeria — 0.0% (b)

IHS Netherlands Holdco BV 9.50%, 10/27/2021 (a)	280	290

Norway — 0.0% (b)

Aker BP ASA 5.88%, 3/31/2025 (e)	723	759

DNB Bank ASA (ICE LIBOR USD 3 Month + 0.37%), 2.97%, 10/2/2020 (e) (f)	250	250

DNO ASA 8.75%, 5/31/2023 (a)	200	206

Equinor ASA 2.25%, 11/8/2019	135	135

		1,350

Panama — 0.0% (b)

Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048 (e)	200	226

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (e)	200	203

		429

Peru — 0.1%

Consorcio Transmantaro SA 4.70%, 4/16/2034 (e)	200	203

Corp. Financiera de Desarrollo SA 4.75%, 7/15/2025 (a)	200	210

Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (a)	200	200

Inkia Energy Ltd. 5.88%, 11/9/2027 (e)	230	230

Nexa Resources SA 5.38%, 5/4/2027 (a)	200	208

Petroleos del Peru SA

4.75%, 6/19/2032 (a)	400	406

5.63%, 6/19/2047 (a)	200	212

		1,669

Qatar — 0.0% (b)

ABQ Finance Ltd. 3.50%, 2/22/2022 (a)	780	773

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Saudi Arabia — 0.0% (b)

Saudi Arabian Oil Co. 4.38%, 4/16/2049 (e)	200	195

Singapore — 0.3%

Temasek Financial I Ltd.

0.50%, 3/1/2022 (a)	EUR 2,000	2,276

3.63%, 8/1/2028 (e)	6,158	6,394

United Overseas Bank Ltd. (ICE LIBOR USD 3 Month + 0.48%), 3.07%, 4/23/2021 (e) (f)	300	300

		8,970

South Africa — 0.0% (b)

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (a)	200	198

6.75%, 8/6/2023 (a)	200	201

		399

South Korea — 0.0% (b)

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2047 (a) (f)	330	310

Korea Development Bank (The) 3.00%, 3/19/2022	1,087	1,092

		1,402

Spain — 0.0% (b)

AI Candelaria Spain SLU 7.50%, 12/15/2028 (e)	340	363

International Airport Finance SA 12.00%, 3/15/2033 (e)	200	215

		578

Sweden — 0.0% (b)

Skandinaviska Enskilda Banken AB

1.50%, 9/13/2019	250	249

2.63%, 11/17/2020 (e)	200	199

Svenska Handelsbanken AB 2.40%, 10/1/2020	250	249

		697

Switzerland — 0.0% (b)

UBS AG

2.20%, 6/8/2020 (e)	300	298

2.45%, 12/1/2020 (e)	200	199

UBS Group Funding Switzerland AG 2.95%, 9/24/2020 (e)	200	200

		697

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Trinidad and Tobago — 0.0% (b)

Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/2019 (a)	350	343

Tunisia — 0.0% (b)

Banque Centrale de Tunisie International Bond 6.75%, 10/31/2023 (e)	EUR 100	112

Turkey — 0.0% (b)

Turk Telekomunikasyon A/S 6.88%, 2/28/2025 (e)	200	192

United Arab Emirates — 0.1%

DAE Funding LLC

4.50%, 8/1/2022 (e)	141	143

5.00%, 8/1/2024 (e)	449	458

EA Partners I BV 6.88%, 9/28/2020 (a)	590	266

MAF Global Securities Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.54%), 6.37%, 3/20/2026 (a) (f) (g) (h)	220	206

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (e)	1,213	1,181

		2,254

United Kingdom — 0.2%

BAE Systems Holdings, Inc. 6.38%, 6/1/2019 (e)	148	148

Barclays Bank plc 7.63%, 11/21/2022	400	437

Barclays plc

(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (f) (g) (h)	211	218

4.38%, 9/11/2024	1,319	1,329

BAT International Finance plc 2.75%, 6/15/2020 (e)	252	252

HSBC Holdings plc 2.95%, 5/25/2021	208	209

Jaguar Land Rover Automotive plc 4.50%, 10/1/2027 (e)	753	621

Nationwide Building Society 2.35%, 1/21/2020 (e)	237	236

Royal Bank of Scotland Group plc

(USD Swap Semi 5 Year + 5.80%), 7.50%, 8/10/2020 (f) (g) (h)	200	206

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (f) (g) (h)	628	675

6.00%, 12/19/2023	855	918

Standard Chartered plc

2.10%, 8/19/2019 (e)	400	399

2.25%, 4/17/2020 (e)	200	199

3.05%, 1/15/2021 (e)	320	320

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United Kingdom — continued

Virgin Media Secured Finance plc

5.25%, 1/15/2026 (e)	705	717

5.50%, 8/15/2026 (e)	205	210

		7,094

United States — 7.2%

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	151	152

6.50%, 3/1/2024	592	613

ACE Cash Express, Inc. 12.00%, 12/15/2022 (e)	485	453

ADT Security Corp. (The)

4.13%, 6/15/2023	576	564

4.88%, 7/15/2032 (e)	190	157

AECOM 5.13%, 3/15/2027	769	772

Ahern Rentals, Inc. 7.38%, 5/15/2023 (e)	665	592

AIG Global Funding

2.15%, 7/2/2020 (e)	163	162

(ICE LIBOR USD 3 Month + 0.65%), 3.24%, 1/22/2021 (e) (f)	281	282

AK Steel Corp.

6.38%, 10/15/2025	770	645

7.00%, 3/15/2027	40	34

Albertsons Cos. LLC

6.63%, 6/15/2024	765	789

5.75%, 3/15/2025	210	208

7.50%, 3/15/2026 (e)	2,051	2,174

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (e)	202	213

7.00%, 9/30/2026 (e)	200	216

Allegheny Technologies, Inc.

5.95%, 1/15/2021	26	26

7.88%, 8/15/2023 (i)	165	179

Alliance Data Systems Corp. 5.38%, 8/1/2022 (e)	438	445

Allison Transmission, Inc. 4.75%, 10/1/2027 (e)	473	463

Ally Financial, Inc.

5.13%, 9/30/2024	721	761

4.63%, 3/30/2025	595	613

5.75%, 11/20/2025	285	309

8.00%, 11/1/2031	414	530

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	581	560

5.88%, 11/15/2026	285	265

6.13%, 5/15/2027	370	345

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

AMC Networks, Inc.

5.00%, 4/1/2024	60	61

4.75%, 8/1/2025	708	704

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	1,825	1,834

6.50%, 4/1/2027	1,229	1,238

American Express Credit Corp. (ICE LIBOR USD 3 Month + 0.57%), 3.15%, 10/30/2019 (f)	34	34

American Honda Finance Corp.

(ICE LIBOR USD 3 Month + 0.15%), 2.84%, 11/13/2019 (f)	45	45

2.00%, 2/14/2020	250	249

1.95%, 7/20/2020	350	347

AmeriGas Partners LP

5.63%, 5/20/2024	25	26

5.50%, 5/20/2025	590	604

5.88%, 8/20/2026	127	133

Amkor Technology, Inc. 6.63%, 9/15/2027 (e)	597	610

AMN Healthcare, Inc. 5.13%, 10/1/2024 (e)	155	156

Antero Resources Corp.

5.13%, 12/1/2022	301	302

5.63%, 6/1/2023	149	151

Apple, Inc. 2.10%, 5/6/2019	38	38

Arconic, Inc.

5.13%, 10/1/2024	311	321

5.90%, 2/1/2027	1,458	1,541

Athene Global Funding 2.75%, 4/20/2020 (e)	470	469

Avaya, Inc. 7.00%, 4/1/2019 ‡ (e) (j)	561	—	(c)

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (e)	234	243

5.25%, 3/15/2025 (e)	679	674

B&G Foods, Inc. 5.25%, 4/1/2025	469	460

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (e)	780	782

Bank of America Corp.

5.63%, 7/1/2020	300	310

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (f) (g) (h)	433	465

Bank of New York Mellon (The) (ICE LIBOR USD 3 Month + 0.30%), 2.92%, 12/4/2020 (f)	250	250

Bausch Health Americas, Inc. 8.50%, 1/31/2027 (e)	566	617

Bausch Health Cos., Inc. 5.50%, 3/1/2023 (e)	25	25

5.88%, 5/15/2023 (e)	603	608

7.00%, 3/15/2024 (e)	431	454

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

6.13%, 4/15/2025 (e)	1,826	1,849

5.50%, 11/1/2025 (e)	306	313

9.00%, 12/15/2025 (e)	1,530	1,695

5.75%, 8/15/2027 (e)	344	358

BB&T Corp. 2.45%, 1/15/2020	43	43

Berry Global, Inc. 5.50%, 5/15/2022	40	41

Big River Steel LLC 7.25%, 9/1/2025 (e)	263	280

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (e)	753	761

Boyd Gaming Corp. 6.38%, 4/1/2026	877	923

Boyne USA, Inc. 7.25%, 5/1/2025 (e)	601	652

Branch Banking & Trust Co. 2.10%, 1/15/2020	500	498

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	299	300

Brink’s Co. (The) 4.63%, 10/15/2027 (e)	315	304

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (e)	672	684

Bruin E&P Partners LLC 8.88%, 8/1/2023 (e)	160	151

Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (f)	605	552

BWAY Holding Co. 5.50%, 4/15/2024 (e)	310	308

Cablevision Systems Corp. 8.00%, 4/15/2020	584	608

Caleres, Inc. 6.25%, 8/15/2023	102	106

California Resources Corp. 8.00%, 12/15/2022 (e)	498	380

Callon Petroleum Co.

6.13%, 10/1/2024	296	304

6.38%, 7/1/2026	147	150

Calpine Corp.

5.75%, 1/15/2025	612	606

5.25%, 6/1/2026 (e)	910	911

Camelot Finance SA 7.88%, 10/15/2024 (e)	243	256

Capital One Financial Corp. 2.50%, 5/12/2020	487	486

Cardinal Health, Inc. 1.95%, 6/14/2019	75	75

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	523	509

Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (e)	459	460

Caterpillar Financial Services Corp.

2.10%, 6/9/2019	28	28

(ICE LIBOR USD 3 Month + 0.25%), 2.90%, 8/26/2020 (f)	350	351

CCM Merger, Inc. 6.00%, 3/15/2022 (e)	103	106

CCO Holdings LLC

5.13%, 2/15/2023	50	51

5.75%, 9/1/2023	335	343

5.88%, 4/1/2024 (e)	839	877

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

5.38%, 5/1/2025 (e)	60	62

5.75%, 2/15/2026 (e)	611	639

5.50%, 5/1/2026 (e)	575	593

5.13%, 5/1/2027 (e)	1,345	1,365

5.88%, 5/1/2027 (e)	573	595

5.00%, 2/1/2028 (e)	327	327

CDW LLC 5.50%, 12/1/2024	120	127

Centene Corp.

6.13%, 2/15/2024	83	87

4.75%, 1/15/2025	598	607

5.38%, 6/1/2026 (e)	435	454

Centennial Resource Production LLC 6.88%, 4/1/2027 (e)	292	303

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	745	766

Series Y, 7.50%, 4/1/2024	570	612

5.63%, 4/1/2025	290	286

Charles Schwab Corp. (The) 4.45%, 7/22/2020	300	307

Chemours Co. (The) 7.00%, 5/15/2025	577	610

Cheniere Corpus Christi Holdings LLC

7.00%, 6/30/2024	130	146

5.88%, 3/31/2025	675	727

Cheniere Energy Partners LP

5.25%, 10/1/2025	208	212

5.63%, 10/1/2026 (e)	208	215

Chesapeake Energy Corp.

7.00%, 10/1/2024	353	349

8.00%, 1/15/2025	112	113

8.00%, 6/15/2027	192	188

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (e)	767	708

Cinemark USA, Inc. 4.88%, 6/1/2023	391	395

Cisco Systems, Inc. 4.45%, 1/15/2020	175	177

CITGO Petroleum Corp. 6.25%, 8/15/2022 (e)	100	100

Citibank NA

(ICE LIBOR USD 3 Month + 0.30%), 2.89%, 10/20/2020 (f)	250	250

(ICE LIBOR USD 3 Month + 0.53%), 3.21%, 2/19/2022 (f)	300	301

Citigroup, Inc. 2.50%, 7/29/2019	175	175

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (f) (g) (h)	359	371

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (f) (g) (h)	100	107

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Citizens Bank NA

2.45%, 12/4/2019	349	348

(ICE LIBOR USD 3 Month + 0.72%), 3.41%, 2/14/2022 (f)	250	251

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022	15	16

Series B, 6.50%, 11/15/2022	720	736

9.25%, 2/15/2024 (e)	1,837	1,977

Clearwater Paper Corp.

4.50%, 2/1/2023	317	307

5.38%, 2/1/2025 (e)	492	450

Clearway Energy Operating LLC 5.00%, 9/15/2026	785	765

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (e)	150	150

5.75%, 3/1/2025	280	278

CNG Holdings, Inc. 9.38%, 5/15/2020 (e)	229	226

CNO Financial Group, Inc. 5.25%, 5/30/2025	589	618

CNX Midstream Partners LP 6.50%, 3/15/2026 (e)	127	123

Coeur Mining, Inc. 5.88%, 6/1/2024	154	146

Colfax Corp.

6.00%, 2/15/2024 (e)	216	224

6.38%, 2/15/2026 (e)	370	392

Columbia Pipeline Group, Inc. 3.30%, 6/1/2020	70	70

Commercial Metals Co.

4.88%, 5/15/2023	54	55

5.38%, 7/15/2027	311	306

CommScope Technologies LLC 6.00%, 6/15/2025 (e)	222	225

CommScope, Inc.

5.50%, 3/1/2024 (e)	741	773

5.50%, 6/15/2024 (e)	274	276

6.00%, 3/1/2026 (e)	735	778

8.25%, 3/1/2027 (e)	725	783

Community Health Systems, Inc.

5.13%, 8/1/2021	309	304

6.25%, 3/31/2023	892	869

8.63%, 1/15/2024 (e)	837	849

8.13%, 6/30/2024 (e)	1,004	743

8.00%, 3/15/2026 (e)	154	150

Comstock Resources, Inc. 9.75%, 8/15/2026 (e)	154	140

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (e)	432	408

Constellium NV 5.75%, 5/15/2024 (e)	255	261

Covanta Holding Corp. 5.88%, 3/1/2024	296	304

Credit Acceptance Corp. 6.63%, 3/15/2026 (e)	444	467

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (i)	19	19

5.75%, 4/1/2025	476	488

5.63%, 5/1/2027 (e)	50	50

Crown Americas LLC

4.75%, 2/1/2026	419	426

4.25%, 9/30/2026	525	511

CSC Holdings LLC

6.75%, 11/15/2021	304	325

5.38%, 7/15/2023 (e)	480	491

5.25%, 6/1/2024	155	158

7.75%, 7/15/2025 (e)	427	459

6.63%, 10/15/2025 (e)	450	478

5.50%, 5/15/2026 (e)	590	606

5.50%, 4/15/2027 (e)	473	487

5.38%, 2/1/2028 (e)	1,290	1,311

6.50%, 2/1/2029 (e)	760	816

CSI Compressco LP 7.50%, 4/1/2025 (e)	360	350

Curo Group Holdings Corp. 8.25%, 9/1/2025 (e)	1,240	1,088

CVR Partners LP 9.25%, 6/15/2023 (e)	2,176	2,277

Darling Ingredients, Inc. 5.25%, 4/15/2027 (e)	180	183

DaVita, Inc.

5.13%, 7/15/2024	1,007	1,007

5.00%, 5/1/2025	781	764

DCP Midstream Operating LP

3.88%, 3/15/2023	605	605

5.38%, 7/15/2025	143	150

6.75%, 9/15/2037 (e)	295	308

Dean Foods Co. 6.50%, 3/15/2023 (e)	305	159

Delek Logistics Partners LP 6.75%, 5/15/2025	631	631

Dell International LLC

5.88%, 6/15/2021 (e)	193	197

7.13%, 6/15/2024 (e)	180	190

Denbury Resources, Inc. 9.25%, 3/31/2022 (e)	299	303

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Diamond Offshore Drilling, Inc.

7.88%, 8/15/2025	280	272

5.70%, 10/15/2039	197	139

Diebold Nixdorf, Inc. 8.50%, 4/15/2024	683	570

DISH DBS Corp.

5.13%, 5/1/2020	485	488

6.75%, 6/1/2021	1,471	1,517

5.88%, 7/15/2022	124	121

5.00%, 3/15/2023	198	181

Dole Food Co., Inc. 7.25%, 6/15/2025 (e)	693	644

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	101	101

DowDuPont, Inc. (ICE LIBOR USD 3 Month + 0.71%), 3.39%, 11/15/2020 (f)	65	65

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (e)	1,029	1,075

DTE Energy Co. 1.50%, 10/1/2019	70	70

DTE Gas Co. 5.00%, 10/1/2019	197	199

Eldorado Resorts, Inc.

6.00%, 4/1/2025	310	320

6.00%, 9/15/2026	443	460

Embarq Corp. 8.00%, 6/1/2036	1,175	1,159

EMC Corp. 3.38%, 6/1/2023	133	130

EMI Music Publishing Group North America Holdings, Inc. 7.63%, 6/15/2024 (e)	120	127

Encompass Health Corp. 5.75%, 11/1/2024	398	403

Endo Dac

6.00%, 7/15/2023 (e)	265	216

6.00%, 2/1/2025 (e) (i)	200	152

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (f) (g) (h)	570	491

4.40%, 4/1/2024	155	154

4.15%, 6/1/2025	249	239

4.85%, 7/15/2026	151	150

5.60%, 4/1/2044	170	153

Ensco Rowan plc

8.00%, 1/31/2024	116	109

5.20%, 3/15/2025	68	54

7.75%, 2/1/2026	106	91

5.75%, 10/1/2044	693	456

Entercom Media Corp.

7.25%, 11/1/2024 (e)	600	619

6.50%, 5/1/2027 (e)	233	238

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Enterprise Development Authority (The) 12.00%, 7/15/2024 (e)	1,193	1,223

Enterprise Products Operating LLC

2.55%, 10/15/2019	30	30

5.25%, 1/31/2020	64	65

5.20%, 9/1/2020	169	174

Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.88%, 8/16/2077 (f)	161	154

(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (f)	334	310

Envision Healthcare Corp. 8.75%, 10/15/2026 (e)	659	621

EOG Resources, Inc.

5.63%, 6/1/2019	319	319

2.45%, 4/1/2020	124	124

EP Energy LLC

8.00%, 11/29/2024 (e)	263	179

8.00%, 2/15/2025 (e)	406	146

7.75%, 5/15/2026 (e)	465	414

Equinix, Inc.

REIT, 5.75%, 1/1/2025	288	299

REIT, 5.88%, 1/15/2026	73	77

ERAC USA Finance LLC 2.35%, 10/15/2019 (e)	53	53

ERP Operating LP REIT, 2.38%, 7/1/2019	197	197

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (e)	389	390

Exela Intermediate LLC 10.00%, 7/15/2023 (e)	1,041	1,050

Exelon Corp. 5.15%, 12/1/2020	62	64

Exelon Generation Co. LLC

5.20%, 10/1/2019	58	58

2.95%, 1/15/2020	77	77

Extraction Oil & Gas, Inc.

7.38%, 5/15/2024 (e)	153	138

5.63%, 2/1/2026 (e)	50	41

Exxon Mobil Corp. 1.91%, 3/6/2020	63	63

Fidelity & Guaranty Life Holdings, Inc.

5.50%, 5/1/2025 (e)	607	613

First Data Corp.

5.00%, 1/15/2024 (e)	99	102

5.75%, 1/15/2024 (e)	112	115

First Niagara Financial Group, Inc. 6.75%, 3/19/2020	108	112

FirstCash, Inc. 5.38%, 6/1/2024 (e)	447	457

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Flex Acquisition Co., Inc. 6.88%, 1/15/2025 (e)	47	44

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	1,870	1,851

5.40%, 11/14/2034	337	317

Frontier Communications Corp.

7.13%, 1/15/2023	215	134

11.00%, 9/15/2025	790	511

8.50%, 4/1/2026 (e)	894	843

FXI Holdings, Inc. 7.88%, 11/1/2024 (e)	130	123

Gartner, Inc. 5.13%, 4/1/2025 (e)	320	328

Genesis Energy LP

6.75%, 8/1/2022	50	51

6.00%, 5/15/2023	75	76

5.63%, 6/15/2024	557	553

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (e)	265	290

Getty Images, Inc. 9.75%, 3/1/2027 (e)	33	34

Global Partners LP

6.25%, 7/15/2022	350	353

7.00%, 6/15/2023	300	300

Goldman Sachs Group, Inc. (The)

2.55%, 10/23/2019	100	100

(ICE LIBOR USD 3 Month + 1.16%), 3.75%, 4/23/2020 (f)	260	262

Series D, 6.00%, 6/15/2020	250	259

Goodman Networks, Inc. 8.00%, 5/11/2022	39	18

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023	602	610

5.00%, 5/31/2026	1,101	1,071

Gray Television, Inc.

5.13%, 10/15/2024 (e)	115	117

5.88%, 7/15/2026 (e)	100	103

7.00%, 5/15/2027 (e)	795	858

Greif, Inc. 6.50%, 3/1/2027 (e)	594	610

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (e)	301	309

H&E Equipment Services, Inc. 5.63%, 9/1/2025	305	310

Hanesbrands, Inc. 4.88%, 5/15/2026 (e)	915	916

Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (e)	91	81

HCA, Inc.

7.50%, 2/15/2022	427	470

5.88%, 5/1/2023	209	224

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

5.38%, 2/1/2025	2,293	2,414

5.63%, 9/1/2028	573	610

5.88%, 2/1/2029	1,405	1,512

HCP, Inc. REIT, 2.63%, 2/1/2020	306	305

Hecla Mining Co. 6.88%, 5/1/2021	445	446

Hertz Corp. (The)

7.38%, 1/15/2021	302	301

7.63%, 6/1/2022 (e)	203	210

5.50%, 10/15/2024 (e)	219	187

Hilcorp Energy I LP

5.00%, 12/1/2024 (e)	303	301

5.75%, 10/1/2025 (e)	25	25

6.25%, 11/1/2028 (e)	439	447

Hill-Rom Holdings, Inc. 5.75%, 9/1/2023 (e)	354	367

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	380	398

Holly Energy Partners LP 6.00%, 8/1/2024 (e)	319	333

HSBC USA, Inc.

2.35%, 3/5/2020	444	443

2.75%, 8/7/2020	160	160

Hughes Satellite Systems Corp.

7.63%, 6/15/2021	85	90

5.25%, 8/1/2026	121	122

6.63%, 8/1/2026	245	248

Huntington National Bank (The)

2.38%, 3/10/2020	250	249

(ICE LIBOR USD 3 Month + 0.55%), 3.28%, 2/5/2021 (f)	250	251

Icahn Enterprises LP

6.25%, 2/1/2022	64	66

6.75%, 2/1/2024	930	973

6.38%, 12/15/2025	296	309

iHeartCommunications, Inc. 9.00%, 12/15/2019 (j)	442	327

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.57%, 12/21/2065 (e) (f)	1,015	760

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 4.85%, 12/21/2065 (e) (f)	880	678

Infor Software Parent LLC 7.13% (cash), 5/1/2021 (e) (k)	126	126

Infor US, Inc. 6.50%, 5/15/2022	204	208

Informatica LLC 7.13%, 7/15/2023 (e)	597	610

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Ingevity Corp. 4.50%, 2/1/2026 (e)	24	23

International Game Technology plc 6.50%, 2/15/2025 (e)	1,310	1,395

IQVIA, Inc. 4.88%, 5/15/2023 (e)	358	364

IRB Holding Corp. 6.75%, 2/15/2026 (e)	713	708

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (e)	1,575	1,528

REIT, 5.25%, 3/15/2028 (e)	137	135

Jack Ohio Finance LLC

6.75%, 11/15/2021 (e)	232	239

10.25%, 11/15/2022 (e)	11	12

Jackson National Life Global Funding

2.20%, 1/30/2020 (e)	79	78

(ICE LIBOR USD 3 Month + 0.31%), 2.91%, 3/16/2021 (e) (f)	500	500

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (e)	398	406

JBS USA LUX SA

5.88%, 7/15/2024 (e)	1,036	1,058

5.75%, 6/15/2025 (e)	1,041	1,065

6.75%, 2/15/2028 (e)	883	931

6.50%, 4/15/2029 (e)	1,166	1,236

John Deere Capital Corp.

2.30%, 9/16/2019	60	60

(ICE LIBOR USD 3 Month + 0.18%), 2.77%, 1/7/2020 (f)	275	275

1.95%, 6/22/2020	406	403

Kaiser Aluminum Corp. 5.88%, 5/15/2024	146	151

KeyBank NA 2.25%, 3/16/2020	250	249

Koppers, Inc. 6.00%, 2/15/2025 (e)	91	88

L Brands, Inc. 6.88%, 11/1/2035	40	35

Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (e)	624	622

Lennar Corp.

5.88%, 11/15/2024	505	542

5.00%, 6/15/2027	730	744

Level 3 Financing, Inc.

5.38%, 8/15/2022	95	95

5.63%, 2/1/2023	92	93

5.13%, 5/1/2023	223	225

5.38%, 1/15/2024	97	98

5.38%, 5/1/2025	150	153

5.25%, 3/15/2026	818	831

Levi Strauss & Co. 5.00%, 5/1/2025	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Liberty Interactive LLC 8.25%, 2/1/2030	550	569

Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (e)	196	234

LPL Holdings, Inc. 5.75%, 9/15/2025 (e)	450	458

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (e)	79	61

5.50%, 4/15/2025 (e)	90	65

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (e)	665	698

Martin Midstream Partners LP 7.25%, 2/15/2021	623	611

MassMutual Global Funding II 1.95%, 9/22/2020 (e)	200	198

MasTec, Inc. 4.88%, 3/15/2023	754	762

Matador Resources Co. 5.88%, 9/15/2026	284	286

Mattel, Inc.

3.15%, 3/15/2023	173	159

6.75%, 12/31/2025 (e)	1,386	1,387

Metropolitan Life Global Funding I

1.75%, 9/19/2019 (e)	150	150

2.05%, 6/12/2020 (e)	200	199

2.50%, 12/3/2020 (e)	280	279

2.40%, 1/8/2021 (e)	240	239

MGM Growth Properties Operating Partnership LP REIT, 5.75%, 2/1/2027 (e)	291	306

MGM Resorts International 5.75%, 6/15/2025	439	464

Mississippi Power Co. (ICE LIBOR USD 3 Month + 0.65%), 3.26%, 3/27/2020 (f)	70	70

Mondelez International Holdings Netherlands BV 1.63%, 10/28/2019 (e)	200	199

Morgan Stanley 5.63%, 9/23/2019	585	591

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (e)	1,378	1,385

MSCI, Inc. 5.38%, 5/15/2027 (e)	207	218

Murphy Oil USA, Inc. 6.00%, 8/15/2023	4	4

Nabors Industries, Inc. 5.75%, 2/1/2025	508	462

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (e)	883	890

9.13%, 7/15/2026 (e)	258	258

Nationstar Mortgage LLC 6.50%, 6/1/2022	358	353

Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021 (e)	280	154

Netflix, Inc.

4.38%, 11/15/2026	500	495

4.88%, 4/15/2028	890	882

5.38%, 11/15/2029 (e)	222	225

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

New Albertsons LP

7.75%, 6/15/2026	15	14

6.63%, 6/1/2028	251	216

7.45%, 8/1/2029	40	37

8.70%, 5/1/2030	899	895

8.00%, 5/1/2031	300	284

New Home Co., Inc. (The) 7.25%, 4/1/2022	121	109

New York Life Global Funding

1.95%, 2/11/2020 (e)	52	52

2.00%, 4/9/2020 (e)	277	276

(ICE LIBOR USD 3 Month + 0.28%), 2.86%, 1/28/2021 (e) (f)	135	135

(ICE LIBOR USD 3 Month + 0.32%), 3.05%, 8/6/2021 (e) (f)	42	42

Nexstar Broadcasting, Inc.

6.13%, 2/15/2022 (e)	35	35

5.63%, 8/1/2024 (e)	445	452

NextEra Energy Capital Holdings, Inc. (ICE LIBOR USD 3 Month + 0.32%), 2.93%, 9/3/2019 (f)	260	260

NextEra Energy Operating Partners LP 4.50%, 9/15/2027 (e)	464	456

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (e)	375	370

Nielsen Finance LLC 5.00%, 4/15/2022 (e)	252	251

Nissan Motor Acceptance Corp. 2.25%, 1/13/2020 (e)	37	37

Noble Holding International Ltd.

7.75%, 1/15/2024	100	91

7.95%, 4/1/2025 (i)	40	35

7.88%, 2/1/2026 (e)	480	464

6.20%, 8/1/2040	321	216

Northern Oil and Gas, Inc. 9.50%, 5/15/2023 (Blend (cash 8.50% + PIK 1.00%)) (k)	645	676

Northwest Acquisitions ULC 7.13%, 11/1/2022 (e)	170	143

Novelis Corp.

6.25%, 8/15/2024 (e)	671	698

5.88%, 9/30/2026 (e)	294	299

NRG Energy, Inc.

6.25%, 5/1/2024	443	457

6.63%, 1/15/2027	567	607

Nuance Communications, Inc. 5.63%, 12/15/2026	756	772

NuStar Logistics LP 5.63%, 4/28/2027	165	165

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

NVA Holdings, Inc. 6.88%, 4/1/2026 (e)	460	465

Oasis Petroleum, Inc. 6.25%, 5/1/2026 (e)	483	469

Oceaneering International, Inc. 6.00%, 2/1/2028	134	131

Oracle Corp. 2.25%, 10/8/2019	180	180

Outfront Media Capital LLC 5.25%, 2/15/2022	30	30

Owens-Brockway Glass Container, Inc.

5.00%, 1/15/2022 (e)	80	82

5.88%, 8/15/2023 (e)	640	669

PACCAR Financial Corp.

2.20%, 9/15/2019	200	200

(ICE LIBOR USD 3 Month + 0.20%), 2.89%, 11/13/2020 (f)	250	250

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (e)	445	462

Party City Holdings, Inc. 6.63%, 8/1/2026 (e)	756	749

PBF Holding Co. LLC

7.00%, 11/15/2023	139	143

7.25%, 6/15/2025	561	578

PBF Logistics LP 6.88%, 5/15/2023	202	207

Peabody Energy Corp.

6.00%, 3/31/2022 (e)	92	93

6.38%, 3/31/2025 (e)	280	278

Penske Automotive Group, Inc. 5.50%, 5/15/2026	768	766

PetSmart, Inc. 5.88%, 6/1/2025 (e)	874	792

PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (e)	296	308

Philip Morris International, Inc. 2.00%, 2/21/2020	150	149

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (e)	1,190	1,208

Pitney Bowes, Inc.

4.95%, 4/1/2023 (i)	472	460

4.63%, 3/15/2024	66	62

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (f) (g) (h)	500	479

Plantronics, Inc. 5.50%, 5/31/2023 (e)	604	609

PNC Bank NA 2.15%, 4/29/2021	300	297

PNC Financial Services Group, Inc. (The) 6.70%, 6/10/2019	255	256

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (e) (k)	624	621

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (e)	199	210

5.25%, 4/15/2024 (e)	136	136

5.75%, 4/15/2026 (e)	1,988	2,010

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Principal Life Global Funding II

2.20%, 4/8/2020 (e)	191	190

2.63%, 11/19/2020 (e)	189	189

(ICE LIBOR USD 3 Month + 0.33%), 2.93%, 3/2/2021 (e) (f)	438	438

Protective Life Global Funding

2.26%, 4/8/2020 (e)	317	316

2.92%, 4/15/2022 (e)	263	263

QEP Resources, Inc.

5.25%, 5/1/2023	266	259

5.63%, 3/1/2026	459	430

Qorvo, Inc. 5.50%, 7/15/2026 (e)	587	612

Quad/Graphics, Inc. 7.00%, 5/1/2022	10	10

Quicken Loans, Inc.

5.75%, 5/1/2025 (e)	606	615

5.25%, 1/15/2028 (e)	640	621

Qwest Capital Funding, Inc. 7.75%, 2/15/2031	172	158

Qwest Corp. 6.88%, 9/15/2033	455	455

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (e)	815	760

Radian Group, Inc. 4.50%, 10/1/2024	307	307

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (e)	445	457

8.25%, 11/15/2026 (e)	449	455

Reliance Standard Life Global Funding II 2.50%, 1/15/2020 (e)	538	536

Republic Services, Inc. 5.00%, 3/1/2020	48	49

Revlon Consumer Products Corp. 6.25%, 8/1/2024	563	332

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	170	170

6.87%, 2/15/2021 (i)	35	35

Ryder System, Inc. 2.88%, 9/1/2020	158	158

Sabre GLBL, Inc.

5.38%, 4/15/2023 (e)	245	250

5.25%, 11/15/2023 (e)	40	41

SBA Communications Corp. REIT, 4.00%, 10/1/2022	102	103

Schlumberger Holdings Corp. 3.00%, 12/21/2020 (e)	336	337

Scientific Games International, Inc.

10.00%, 12/1/2022	66	69

5.00%, 10/15/2025 (e)	1,637	1,629

Sealed Air Corp. 5.25%, 4/1/2023 (e)	100	104

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

SemGroup Corp.

5.63%, 7/15/2022	248	246

5.63%, 11/15/2023	320	304

6.38%, 3/15/2025	358	341

7.25%, 3/15/2026	128	124

Sensata Technologies BV 4.88%, 10/15/2023 (e)	587	611

Service Corp. International

8.00%, 11/15/2021	95	104

5.38%, 5/15/2024	110	113

4.63%, 12/15/2027	305	307

SESI LLC

7.13%, 12/15/2021	41	35

7.75%, 9/15/2024	263	194

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (e)	512	517

5.88%, 3/15/2026 (e)	104	105

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (e)	148	149

5.38%, 4/15/2025 (e)	535	548

5.38%, 7/15/2026 (e)	720	741

5.00%, 8/1/2027 (e)	130	131

SM Energy Co.

6.75%, 9/15/2026	291	279

6.63%, 1/15/2027	254	239

Solera LLC 10.50%, 3/1/2024 (e)	156	169

Sotheby’s 4.88%, 12/15/2025 (e)	470	458

Southwestern Energy Co.

6.20%, 1/23/2025 (i)	73	72

7.50%, 4/1/2026	279	283

Spectrum Brands, Inc.

6.13%, 12/15/2024	300	308

5.75%, 7/15/2025	750	766

Springleaf Finance Corp.

6.13%, 5/15/2022	130	137

6.13%, 3/15/2024	20	21

6.88%, 3/15/2025	300	322

7.13%, 3/15/2026	1,897	2,037

Sprint Capital Corp. 8.75%, 3/15/2032	587	616

Sprint Communications, Inc.

7.00%, 3/1/2020 (e)	269	277

6.00%, 11/15/2022	1,503	1,512

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Sprint Corp.

7.25%, 9/15/2021	507	531

7.13%, 6/15/2024	359	360

7.63%, 2/15/2025	2,969	2,999

SRC Energy, Inc. 6.25%, 12/1/2025	39	37

SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	890	913

Standard Industries, Inc.

6.00%, 10/15/2025 (e)	435	454

5.00%, 2/15/2027 (e)	635	624

Staples, Inc.

7.50%, 4/15/2026 (e)	470	471

10.75%, 4/15/2027 (e)	276	280

Station Casinos LLC 5.00%, 10/1/2025 (e)	309	304

Steel Dynamics, Inc.

4.13%, 9/15/2025	590	585

5.00%, 12/15/2026	26	27

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (e)	294	309

Summit Materials LLC 5.13%, 6/1/2025 (e)	470	468

Summit Midstream Holdings LLC

5.50%, 8/15/2022	63	62

5.75%, 4/15/2025	508	469

Sunoco LP

4.88%, 1/15/2023	150	152

5.50%, 2/15/2026	536	545

6.00%, 4/15/2027 (e)	229	238

5.88%, 3/15/2028	41	42

Symantec Corp. 5.00%, 4/15/2025 (e)	907	925

Talen Energy Supply LLC 6.50%, 6/1/2025	864	758

Tallgrass Energy Partners LP

4.75%, 10/1/2023 (e)	180	182

5.50%, 9/15/2024 (e)	175	180

Targa Resources Partners LP

4.25%, 11/15/2023	216	217

5.88%, 4/15/2026	63	66

5.38%, 2/1/2027	890	903

6.50%, 7/15/2027 (e)	78	84

5.00%, 1/15/2028	175	172

Team Health Holdings, Inc. 6.38%, 2/1/2025 (e)	908	772

TECO Finance, Inc. 5.15%, 3/15/2020	228	232

TEGNA, Inc. 6.38%, 10/15/2023	130	134

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Teleflex, Inc.

5.25%, 6/15/2024	298	305

4.88%, 6/1/2026	149	152

Tempur Sealy International, Inc.

5.63%, 10/15/2023	300	304

5.50%, 6/15/2026	765	762

Tenet Healthcare Corp.

4.38%, 10/1/2021	741	749

8.13%, 4/1/2022	704	751

4.63%, 7/15/2024	759	761

5.13%, 5/1/2025	903	911

6.25%, 2/1/2027 (e)	586	611

Tennant Co. 5.63%, 5/1/2025	447	459

Terraform Global Operating LLC 6.13%, 3/1/2026 (e)	310	310

TerraForm Power Operating LLC

4.25%, 1/31/2023 (e)	114	113

5.00%, 1/31/2028 (e)	467	460

Texas Competitive Electric Holdings Co. LLC 11.50%, 10/1/2020 ‡ (j)	1,000	4

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	123	—

T-Mobile USA, Inc.

6.00%, 4/15/2024	119	124

6.38%, 3/1/2025	121	126

6.38%, 3/1/2025 ‡	696	—	(c)

5.13%, 4/15/2025	260	268

6.50%, 1/15/2026 ‡	780	—	(c)

4.50%, 2/1/2026	2,439	2,449

4.75%, 2/1/2028	137	138

4.75%, 2/1/2028 ‡	123	—

Toll Brothers Finance Corp.

4.88%, 11/15/2025	130	133

4.88%, 3/15/2027	185	185

TransDigm, Inc. 6.25%, 3/15/2026 (e)	1,030	1,072

TransMontaigne Partners LP 6.13%, 2/15/2026	187	180

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (e)	109	115

Transocean Pontus Ltd. 6.13%, 8/1/2025 (e)	373	384

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (e)	502	535

Transocean, Inc.

9.00%, 7/15/2023 (e)	415	444

7.25%, 11/1/2025 (e)	220	218

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

7.50%, 1/15/2026 (e)	799	787

7.50%, 4/15/2031	542	471

6.80%, 3/15/2038	611	483

9.35%, 12/15/2041 (i)	583	548

Travelport Corporate Finance plc 6.00%, 3/15/2026 (e)	73	78

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (e)	803	781

Tronox Finance plc 5.75%, 10/1/2025 (e)	76	74

Tronox, Inc. 6.50%, 4/15/2026 (e)	720	726

Tutor Perini Corp. 6.88%, 5/1/2025 (e)	220	220

Ultra Resources, Inc. 9.00%, 7/12/2024	1,134	556

Unit Corp. 6.63%, 5/15/2021	274	269

United Continental Holdings, Inc. 5.00%, 2/1/2024	458	472

United Rentals North America, Inc.

4.63%, 10/15/2025	815	809

5.88%, 9/15/2026	13	14

6.50%, 12/15/2026	1,792	1,917

United States Steel Corp.

6.88%, 8/15/2025	372	349

6.25%, 3/15/2026	188	169

Univision Communications, Inc. 5.13%, 2/15/2025 (e)	327	307

USA Compression Partners LP

6.88%, 4/1/2026	296	311

6.88%, 9/1/2027 (e)	45	47

USAA Capital Corp. 2.45%, 8/1/2020 (e)	310	310

Verscend Escrow Corp. 9.75%, 8/15/2026 (e)	304	322

Vertiv Group Corp. 9.25%, 10/15/2024 (e)	2,159	2,110

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	389	392

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	828	851

Viking Cruises Ltd. 6.25%, 5/15/2025 (e)	210	217

Vistra Operations Co. LLC 5.50%, 9/1/2026 (e)	1,463	1,507

VOC Escrow Ltd. 5.00%, 2/15/2028 (e)	278	276

W&T Offshore, Inc. 9.75%, 11/1/2023 (e)	630	641

Weatherford International LLC

9.88%, 3/1/2025	129	90

6.80%, 6/15/2037	5	3

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Weatherford International Ltd.

4.50%, 4/15/2022	282	196

8.25%, 6/15/2023	58	40

6.50%, 8/1/2036	55	35

7.00%, 3/15/2038	31	20

6.75%, 9/15/2040	155	98

5.95%, 4/15/2042	376	237

WellCare Health Plans, Inc. 5.25%, 4/1/2025	468	483

Wells Fargo Bank NA 2.60%, 1/15/2021	300	299

WESCO Distribution, Inc. 5.38%, 6/15/2024	448	459

West Street Merger Sub, Inc. 6.38%, 9/1/2025 (e)	157	152

Western Digital Corp. 4.75%, 2/15/2026	788	760

Whiting Petroleum Corp.

6.25%, 4/1/2023	149	152

6.63%, 1/15/2026	165	165

William Carter Co. (The) 5.63%, 3/15/2027 (e)	435	450

Windstream Services LLC

9.00%, 6/30/2025 (e) (j)	91	61

8.63%, 10/31/2025 (e) (i)	80	79

Wisconsin Power & Light Co. 4.60%, 6/15/2020	119	121

WMG Acquisition Corp.

5.63%, 4/15/2022 (e)	183	185

5.50%, 4/15/2026 (e)	965	987

WR Berkley Corp. 6.15%, 8/15/2019	167	169

Wyndham Destinations, Inc.

5.40%, 4/1/2024	201	207

6.35%, 10/1/2025 (i)	115	122

5.75%, 4/1/2027	152	153

Xerox Corp. 4.12%, 3/15/2023	624	622

XPO Logistics, Inc.

6.13%, 9/1/2023 (e)	596	608

6.75%, 8/15/2024 (e)	792	818

Zayo Group LLC

6.00%, 4/1/2023	226	230

6.38%, 5/15/2025	130	132

5.75%, 1/15/2027 (e)	140	142

		252,673

Venezuela, Bolivarian Republic of — 0.0% (b)

Petroleos de Venezuela SA 8.50%, 10/27/2020 (a) (j)	75	66

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Venezuela, Bolivarian Republic of — continued

9.00%, 11/17/2021 (a) (j)	50	13

12.75%, 2/17/2022 (a) (j)	120	30

5.38%, 4/12/2027 (a) (j)	340	71

9.75%, 5/17/2035 (a) (j)	170	43

5.50%, 4/12/2037 (a)	50	10

5.50%, 4/12/2037 (a) (j)	50	10

		243

Total Corporate Bonds (Cost $360,900)		362,389

Foreign Government Securities — 7.8%

Albania — 0.0% (b)

Republic of Albania 3.50%, 10/9/2025 (e)	EUR 291	346

Angola — 0.0% (b)

Republic of Angola

7.00%, 8/17/2019 (a)	186	187

9.50%, 11/12/2025 (a)	200	224

8.25%, 5/9/2028 (a)	400	419

9.38%, 5/8/2048 (a)	400	429

		1,259

Argentina — 0.1%

Provincia de Buenos Aires 5.75%, 6/15/2019 (a)	450	445

Republic of Argentina

6.88%, 4/22/2021	150	126

6.63%, 7/6/2028	650	458

8.28%, 12/31/2033	136	101

7.63%, 4/22/2046	175	122

6.88%, 1/11/2048	142	94

7.13%, 6/28/2117	18	12

		1,358

Australia — 0.1%

Republic of Australia

2.00%, 12/21/2021 (a)	AUD 600	431

2.75%, 4/21/2024 (a)	AUD 1,322	992

2.50%, 9/20/2030 (a)	AUD 1,282	1,349

2.75%, 6/21/2035 (a)	AUD 715	550

3.00%, 3/21/2047 (a)	AUD 482	378

		3,700

Azerbaijan — 0.0% (b)

Republic of Azerbaijan

4.75%, 3/18/2024 (a)	300	310

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Azerbaijan — continued

3.50%, 9/1/2032 (a)	200	178

		488

Bahrain — 0.0% (b)

Kingdom of Bahrain

7.00%, 10/12/2028 (a)	200	216

7.50%, 9/20/2047 (a)	320	341

		557

Belgium — 0.2%

Belgium Government Bond

0.50%, 10/22/2024 (a)	EUR 1,380	1,602

0.80%, 6/22/2025 (a)	EUR 1,660	1,960

0.80%, 6/22/2027 (a)	EUR 455	534

1.00%, 6/22/2031 (a)	EUR 1,465	1,710

1.90%, 6/22/2038 (a)	EUR 1,033	1,311

1.60%, 6/22/2047 (a)	EUR 307	359

2.15%, 6/22/2066 (a)	EUR 187	235

		7,711

Benin — 0.0% (b)

Benin Government International Bond 5.75%, 3/26/2026 (e)	EUR 100	111

Bermuda — 0.0% (b)

Republic of Bermuda 4.85%, 2/6/2024 (a)	200	214

Brazil — 0.0% (b)

Federative Republic of Brazil

4.63%, 1/13/2028	300	301

5.00%, 1/27/2045	550	501

6.00%, 8/15/2050	BRL 477	486

		1,288

Canada — 0.1%

Canada Government Bond

0.50%, 3/1/2022	CAD 400	290

5.00%, 6/1/2037	CAD 410	447

4.00%, 6/1/2041	CAD 240	243

3.50%, 12/1/2045	CAD 314	306

2.75%, 12/1/2048	CAD 363	316

2.75%, 12/1/2064	CAD 100	92

Province of Ontario Canada 4.00%, 10/7/2019	350	352

		2,046

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

China — 0.1%

Export-Import Bank of China (The) 0.75%, 5/28/2023 (a)	EUR 3,800	4,310

Colombia — 0.1%

Republic of Colombia

3.88%, 4/25/2027	200	203

6.00%, 4/28/2028	COP 2,100,000	622

7.75%, 9/18/2030	COP 700,000	231

5.00%, 6/15/2045	600	625

5.20%, 5/15/2049	250	267

		1,948

Costa Rica — 0.1%

Instituto Costarricense de Electricidad 6.38%, 5/15/2043 (a)	200	160

Republic of Costa Rica

4.38%, 4/30/2025 (a)	400	373

5.63%, 4/30/2043 (a)	200	169

7.00%, 4/4/2044 (a)	700	672

		1,374

Croatia — 0.0% (b)

Republic of Croatia

6.38%, 3/24/2021 (a)	300	318

5.50%, 4/4/2023 (a)	200	217

6.00%, 1/26/2024 (a)	562	629

		1,164

Cyprus — 0.1%

Republic of Cyprus 3.75%, 7/26/2023 (a)	EUR 2,077	2,656

Denmark — 0.1%

Kingdom of Denmark

0.25%, 11/15/2020	DKK 1,930	294

0.50%, 11/15/2027	DKK 3,820	603

4.50%, 11/15/2039	DKK 2,780	750

		1,647

Dominican Republic — 0.1%

Government of Dominican Republic

5.88%, 4/18/2024 (a)	300	313

6.88%, 1/29/2026 (a)	450	496

5.95%, 1/25/2027 (a)	250	263

7.45%, 4/30/2044 (a)	100	113

6.85%, 1/27/2045 (a)	520	556

		1,741

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Ecuador — 0.0% (b)

Republic of Ecuador

7.95%, 6/20/2024 (a)	200	203

8.88%, 10/23/2027 (a)	150	153

7.88%, 1/23/2028 (a)	800	771

10.75%, 1/31/2029 (a)	200	223

		1,350

Egypt — 0.0% (b)

Republic of Egypt

5.88%, 6/11/2025 (a)	300	293

7.50%, 1/31/2027 (a)	200	205

8.50%, 1/31/2047 (a)	200	203

		701

El Salvador — 0.0% (b)

Republic of El Salvador

7.38%, 12/1/2019 (a)	450	454

7.75%, 1/24/2023 (a)	150	158

5.88%, 1/30/2025 (a)	190	185

6.38%, 1/18/2027 (a)	100	98

8.25%, 4/10/2032 (a)	150	162

7.63%, 2/1/2041 (a)	240	246

		1,303

Ethiopia — 0.0% (b)

Republic of Ethiopia 6.63%, 12/11/2024 (a)	400	410

France — 0.4%

Caisse d’Amortissement de la Dette Sociale 1.88%, 7/28/2020 (e)	650	645

Republic of France

0.00%, 5/25/2021 (a)	EUR 2,480	2,813

1.75%, 11/25/2024 (a)	EUR 1,260	1,566

2.50%, 5/25/2030 (a)	EUR 234	321

1.50%, 5/25/2031 (a)	EUR 3,215	4,006

1.75%, 6/25/2039 (a)	EUR 390	494

3.25%, 5/25/2045 (a)	EUR 1,971	3,204

2.00%, 5/25/2048 (a)	EUR 1,155	1,500

1.75%, 5/25/2066 (a)	EUR 607	711

		15,260

Gabon — 0.0% (b)

Republic of Gabonese

6.38%, 12/12/2024 (a)	400	386

6.95%, 6/16/2025 (a)	200	194

		580

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Germany — 0.1%

Federal Republic of Germany 4.75%, 7/4/2034 (a)	EUR 1,100	2,058

Ghana — 0.0% (b)

Republic of Ghana

7.88%, 8/7/2023 (a)	300	314

7.63%, 5/16/2029 (a)	200	196

8.63%, 6/16/2049 (a)	200	192

		702

Honduras — 0.0% (b)

Republic of Honduras

7.50%, 3/15/2024 (a)	200	218

6.25%, 1/19/2027 (a)	150	158

		376

Hungary — 0.0% (b)

Republic of Hungary 5.38%, 3/25/2024	700	770

Indonesia — 0.1%

Republic of Indonesia

2.88%, 7/8/2021 (a)	EUR 1,200	1,418

5.88%, 1/15/2024 (a)	300	332

2.15%, 7/18/2024 (a)	EUR 1,120	1,318

4.35%, 1/8/2027 (a)	200	208

8.25%, 5/15/2029	IDR 4,500,000	325

6.63%, 5/15/2033	IDR 5,500,000	333

6.75%, 1/15/2044 (a)	200	259

		4,193

Italy — 0.7%

Republic of Italy

0.65%, 11/1/2020	EUR 2,093	2,360

2.15%, 12/15/2021	EUR 220	255

0.95%, 3/1/2023	EUR 3,329	3,689

2.45%, 10/1/2023 (a)	EUR 5,209	6,087

1.50%, 6/1/2025	EUR 5,083	5,586

4.75%, 9/1/2028 (a)	EUR 370	499

1.65%, 3/1/2032 (a)	EUR 3,278	3,267

2.25%, 9/1/2036 (a)	EUR 1,826	1,860

4.75%, 9/1/2044 (a)	EUR 682	937

3.45%, 3/1/2048 (a)	EUR 789	898

2.80%, 3/1/2067 (a)	EUR 142	136

		25,574

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Ivory Coast — 0.0% (b)

Republic of Cote d’Ivoire

5.75%, 12/31/2032 (a) (i)	181	170

6.13%, 6/15/2033 (a)	600	546

		716

Jamaica — 0.0% (b)

Government of Jamaica

6.75%, 4/28/2028	400	448

8.00%, 3/15/2039	300	363

		811

Japan — 2.4%

Government of Japan

0.10%, 12/20/2020	JPY 781,750	7,047

0.10%, 12/20/2021	JPY 808,050	7,304

0.80%, 9/20/2022	JPY 1,047,900	9,717

0.10%, 12/20/2022	JPY 694,650	6,298

0.50%, 9/20/2024	JPY 347,800	3,235

1.60%, 3/20/2032	JPY 866,950	9,293

1.50%, 6/20/2034	JPY 506,050	5,435

1.40%, 9/20/2034	JPY 136,950	1,454

0.70%, 3/20/2037	JPY 595,650	5,721

0.60%, 9/20/2037	JPY 840,000	7,916

2.00%, 9/20/2040	JPY 23,750	283

1.50%, 3/20/2045	JPY 21,650	242

1.40%, 12/20/2045	JPY 452,100	4,965

0.80%, 12/20/2047	JPY 682,850	6,560

0.90%, 3/20/2057	JPY 70,050	689

Japan Bank for International Cooperation

1.75%, 5/28/2020	1,000	992

3.13%, 7/20/2021	1,298	1,316

Japan Finance Organization for Municipalities

2.13%, 4/13/2021 (a)	1,800	1,781

0.88%, 9/22/2021 (a)	EUR 2,800	3,213

3.25%, 4/24/2023 (e)	1,890	1,929

		85,390

Kazakhstan — 0.0% (b)

Republic of Kazakhstan

3.88%, 10/14/2024 (a)	200	207

6.50%, 7/21/2045 (a)	200	260

		467

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Kenya — 0.0% (b)

Republic of Kenya

5.88%, 6/24/2019 (a)	260	259

6.88%, 6/24/2024 (a)	200	204

		463

Kuwait — 0.0% (b)

Kuwait Government Bond 2.75%, 3/20/2022 (a)	700	698

Lebanon — 0.1%

Republic of Lebanon

6.00%, 5/20/2019 (a)	163	162

5.45%, 11/28/2019 (a)	151	148

6.38%, 3/9/2020	162	158

8.25%, 4/12/2021 (a)	101	97

6.00%, 1/27/2023 (a)	187	162

6.65%, 4/22/2024 (a)	238	203

6.60%, 11/27/2026 (a)	170	140

6.85%, 3/23/2027 (a)	537	441

6.65%, 11/3/2028 (a)	871	701

6.65%, 2/26/2030 (a)	30	24

		2,236

Macedonia, the Former Yugoslav Republic of — 0.0% (b)

Former Yugoslav Republic of Macedonia

2.75%, 1/18/2025 (e)	EUR 114	133

2.75%, 1/18/2025 (a)	EUR 100	117

		250

Mexico — 0.1%

United Mexican States

2.38%, 4/9/2021	EUR 2,400	2,806

5.75%, 3/5/2026	MXN 11,900	551

5.55%, 1/21/2045	100	110

4.60%, 1/23/2046	200	193

5.75%, 10/12/2110	100	103

		3,763

Mongolia — 0.0% (b)

Mongolia Government Bond 8.75%, 3/9/2024 (a)	200	221

Montenegro — 0.0% (b)

Republic of Montenegro 3.38%, 4/21/2025 (e)	EUR 100	116

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Nigeria — 0.1%

Republic of Nigeria

6.75%, 1/28/2021 (a)	200	206

7.63%, 11/21/2025 (e)	200	213

6.50%, 11/28/2027 (a)	200	197

13.98%, 2/23/2028	NGN 125,000	338

8.75%, 1/21/2031 (e)	800	880

9.25%, 1/21/2049 (a)	200	218

		2,052

Oman — 0.0% (b)

Oman Government Bond

4.75%, 6/15/2026 (a)	300	278

5.38%, 3/8/2027 (a)	450	424

6.50%, 3/8/2047 (a)	210	187

6.75%, 1/17/2048 (a)	400	362

		1,251

Pakistan — 0.0% (b)

Republic of Pakistan 6.88%, 12/5/2027 (a)	400	396

Panama — 0.1%

Republic of Panama

3.75%, 4/17/2026 (e)	530	528

6.70%, 1/26/2036	500	650

4.50%, 4/16/2050	400	418

		1,596

Paraguay — 0.0% (b)

Republic of Paraguay

4.63%, 1/25/2023 (a)	200	207

5.00%, 4/15/2026 (a)	200	211

4.70%, 3/27/2027 (a)	350	364

6.10%, 8/11/2044 (a)	150	169

5.60%, 3/13/2048 (a)	200	214

		1,165

Peru — 0.0% (b)

Republic of Peru

4.13%, 8/25/2027	150	161

5.94%, 2/12/2029 (e)	PEN 60	19

5.63%, 11/18/2050	50	64

		244

Philippines — 0.0% (b)

Republic of the Philippines

7.75%, 1/14/2031	200	281

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Philippines — continued

3.70%, 2/2/2042	300	304

		585

Qatar — 0.2%

State of Qatar

5.25%, 1/20/2020 (a)	3,600	3,658

3.88%, 4/23/2023 (e)	860	888

4.50%, 4/23/2028 (a)	400	431

4.00%, 3/14/2029 (e)	1,760	1,832

4.82%, 3/14/2049 (e)	200	215

		7,024

Romania — 0.0% (b)

Republic of Romania

5.13%, 6/15/2048 (a)	340	344

4.63%, 4/3/2049 (e)	EUR 200	243

		587

Russia — 0.1%

Russian Federation

4.88%, 9/16/2023 (a)	600	633

5.10%, 3/28/2035 (e)	400	414

5.88%, 9/16/2043 (a)	600	686

		1,733

Saudi Arabia — 0.2%

Kingdom of Saudi Arabia

2.38%, 10/26/2021 (a)	3,700	3,646

3.63%, 3/4/2028 (a)	340	340

4.63%, 10/4/2047 (a)	300	301

5.00%, 4/17/2049 (a)	471	498

5.25%, 1/16/2050 (a)	400	434

		5,219

Senegal — 0.0% (b)

Republic of Senegal 6.75%, 3/13/2048 (a)	200	184

Serbia — 0.0% (b)

Republic of Serbia

4.88%, 2/25/2020 (a)	200	202

7.25%, 9/28/2021 (a)	600	653

		855

South Africa — 0.1%

Republic of South Africa

5.88%, 5/30/2022	100	105

4.85%, 9/27/2027	310	301

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

South Africa — continued

4.30%, 10/12/2028	600	560

6.50%, 2/28/2041	ZAR 12,001	594

5.38%, 7/24/2044	200	184

8.75%, 2/28/2048	ZAR 1,212	77

		1,821

South Korea — 0.1%

Export-Import Bank of Korea 4.38%, 9/15/2021	2,900	3,001

Spain — 0.8%

Kingdom of Spain

0.05%, 1/31/2021	EUR 1,237	1,395

0.40%, 4/30/2022	EUR 1,643	1,876

0.35%, 7/30/2023	EUR 2,670	3,042

2.75%, 10/31/2024 (a)	EUR 4,009	5,124

1.60%, 4/30/2025 (a)	EUR 2,980	3,602

1.50%, 4/30/2027 (a)	EUR 886	1,055

1.45%, 10/31/2027 (a)	EUR 3,052	3,616

1.40%, 7/30/2028 (a)	EUR 2,409	2,823

1.95%, 7/30/2030 (a)	EUR 3,119	3,794

4.70%, 7/30/2041 (a)	EUR 616	1,044

2.90%, 10/31/2046 (a)	EUR 564	739

2.70%, 10/31/2048 (a)	EUR 174	218

3.45%, 7/30/2066 (a)	EUR 200	283

		28,611

Sri Lanka — 0.1%

Republic of Sri Lanka

6.25%, 10/4/2020 (a)	300	301

5.75%, 4/18/2023 (a)	200	196

6.85%, 11/3/2025 (a)	200	199

6.20%, 5/11/2027 (a)	200	188

6.75%, 4/18/2028 (a)	500	482

7.85%, 3/14/2029 (e)	200	205

		1,571

Sweden — 0.1%

Kingdom of Sweden

5.00%, 12/1/2020	SEK 1,630	187

1.50%, 11/13/2023 (a)	SEK 4,690	534

0.75%, 5/12/2028	SEK 2,490	276

3.50%, 3/30/2039	SEK 1,310	207

Svensk Exportkredit AB 2.88%, 3/14/2023	3,300	3,353

		4,557

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Turkey — 0.1%

Republic of Turkey

3.25%, 3/23/2023	518	453

5.20%, 2/16/2026	EUR 120	130

5.13%, 2/17/2028	400	338

6.88%, 3/17/2036	107	96

4.88%, 4/16/2043	840	618

		1,635

Ukraine — 0.0% (b)

Republic of Ukraine

7.75%, 9/1/2019 (a)	104	104

7.75%, 9/1/2022 (a)	235	231

7.75%, 9/1/2024 (a)	150	143

7.38%, 9/25/2032 (a)	828	731

		1,209

United Arab Emirates — 0.0% (b)

Abu Dhabi Government Bond 4.13%, 10/11/2047 (a)	400	406

United Kingdom — 0.7%

United Kingdom Gilt

1.50%, 1/22/2021 (a)	GBP 3,820	5,044

4.00%, 3/7/2022 (a)	GBP 80	114

0.50%, 7/22/2022 (a)	GBP 1,352	1,747

2.00%, 9/7/2025 (a)	GBP 650	903

4.25%, 6/7/2032 (a)	GBP 2,096	3,669

1.75%, 9/7/2037 (a)	GBP 4,642	6,172

4.75%, 12/7/2038 (a)	GBP 264	526

4.25%, 12/7/2046 (a)	GBP 96	195

1.50%, 7/22/2047 (a)	GBP 2,800	3,495

3.75%, 7/22/2052 (a)	GBP 229	460

1.75%, 7/22/2057 (a)	GBP 1,915	2,602

2.50%, 7/22/2065 (a)	GBP 185	314

		25,241

Uruguay — 0.1%

Republic of Uruguay

7.88%, 1/15/2033	600	821

5.10%, 6/18/2050	180	189

4.98%, 4/20/2055	530	546

		1,556

Venezuela, Bolivarian Republic of — 0.0% (b)

Republic of Venezuela

7.75%, 10/13/2019 (a) (j)	130	35

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	35

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Foreign Government Securities — continued

Venezuela, Bolivarian Republic of — continued

6.00%, 12/9/2020 (a) (j)	70	20

12.75%, 8/23/2022 (a) (j)	180	54

8.25%, 10/13/2024 (a) (j)	30	9

7.65%, 4/21/2025 (a)	30	8

11.75%, 10/21/2026 (a) (j)	120	36

9.25%, 5/7/2028 (a) (j)	230	65

		227

Zambia — 0.0% (b)

Republic of Zambia 8.97%, 7/30/2027 (a)	600	416

Total Foreign Government Securities (Cost $277,398)		275,468

Asset-Backed Securities — 4.8%

Cayman Islands — 0.3%

BlueMountain CLO Ltd.

Series 2015-1A, Class C, 6.35%, 4/13/2027 ‡ (e) (l)	300	299

Series 2012-2A, Class DR2, 5.54%, 11/20/2028 ‡ (e) (l)	1,585	1,560

Series 2014-2A, Class DR2, 5.69%, 10/20/2030 ‡ (e) (l)	490	479

Series 2018-3A, Class D, 5.83%, 10/25/2030 ‡ (e) (l)	1,355	1,338

CIFC Funding Ltd.

Series 2014-5A, Class BR2, 4.39%, 10/17/2031 ‡ (e) (l)	995	991

Series 2014-5A, Class DR2, 5.99%, 10/17/2031 ‡ (e) (l)	280	279

LCM 28 Ltd. Series 28A, Class B, 4.19%, 10/20/2030 ‡ (e) (l)	1,040	1,026

Voya CLO Ltd.

Series 2019-1A, Class A, 3.81%, 4/15/2029 (e) (l)	1,134	1,136

Series 2019-1A, Class D, 5.94%, 4/15/2029 ‡ (e) (l)	990	990

Series 2016-3A, Class CR, 5.85%, 10/18/2031 ‡ (e) (l)	1,110	1,107

		9,205

United States — 4.5%

ABFC Trust Series 2004-HE1, Class M1, 3.38%, 3/25/2034 ‡ (l)	383	383

ACC Trust

Series 2018-1, Class B, 4.82%, 5/20/2021 (e)	965	969

Series 2018-1, Class C, 6.81%, 2/21/2023 (e)	755	765

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

ACE Securities Corp. Home Equity Loan Trust

Series 2002-HE3, Class M1, 4.28%, 10/25/2032 ‡ (l)	287	288

Series 2003-NC1, Class M1, 3.65%, 7/25/2033 ‡ (l)	247	246

Series 2003-OP1, Class M1, 3.53%, 12/25/2033 ‡ (l)	349	348

Series 2004-OP1, Class M3, 4.35%, 4/25/2034 (l)	432	408

Series 2004-HE4, Class M2, 3.45%, 12/25/2034 ‡ (l)	120	118

Ally Auto Receivables Trust

Series 2018-3, Class A2, 2.72%, 5/17/2021	471	471

Series 2017-2, Class A3, 1.78%, 8/16/2021	442	440

Series 2017-3, Class A3, 1.74%, 9/15/2021	420	419

Series 2017-4, Class A3, 1.75%, 12/15/2021	137	136

Series 2017-5, Class A3, 1.99%, 3/15/2022	312	311

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (e)	1,915	1,944

Series 2018-3, Class E, 5.17%, 10/15/2024 (e)	1,630	1,659

Series 2017-4, Class E, 5.02%, 12/10/2024 (e)	445	449

Series 2018-4, Class D, 4.40%, 1/13/2025 (e)	3,455	3,535

Series 2018-4, Class E, 5.38%, 1/13/2025 (e)	765	784

Series 2019-1, Class D, 3.81%, 4/14/2025 (e)	1,450	1,463

Series 2018-3, Class F, 6.44%, 6/12/2025 (e)	1,320	1,347

Series 2018-4, Class F, 6.94%, 10/13/2025 (e)	1,100	1,138

AmeriCredit Automobile Receivables Trust

Series 2016-3, Class A3, 1.46%, 5/10/2021	135	134

Series 2016-4, Class A3, 1.53%, 7/8/2021	313	313

Series 2017-2, Class A3, 1.98%, 12/20/2021	391	390

Ameriquest Mortgage Securities, Inc. Series 2004-FR1W, Class A6, 4.32%, 5/25/2034 ‡ (i)	267	270

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Amortizing Residential Collateral Trust Series 2004-1, Class M5, 4.35%, 10/25/2034 ‡ (l)	216	215

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2003-W5, Class M2, 4.28%, 10/25/2033 ‡ (l)	694	677

Series 2003-W9, Class M2, 4.59%, 1/25/2034 ‡ (l)	1,232	1,222

Series 2004-W1, Class M2, 4.24%, 3/25/2034 ‡ (l)	857	848

Series 2004-W5, Class M1, 3.38%, 4/25/2034 ‡ (l)	127	127

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE7, Class M1, 3.45%, 12/15/2033 ‡ (l)	2,039	2,045

Series 2004-HE2, Class M2, 4.35%, 4/25/2034 ‡ (l)	517	511

Series 2004-HE3, Class M2, 4.16%, 6/25/2034 ‡ (l)	930	930

Bear Stearns Asset-Backed Securities I Trust

Series 2004-FR2, Class M3, 4.28%, 6/25/2034 (l)	185	185

Series 2004-HE6, Class M2, 4.35%, 8/25/2034 ‡ (l)	575	574

Bear Stearns Asset-Backed Securities Trust

Series 2004-1, Class M1, 3.45%, 6/25/2034 ‡ (l)	447	450

Series 2004-2, Class M1, 3.68%, 8/25/2034 ‡ (l)	195	190

BMW Vehicle Lease Trust

Series 2017-1, Class A3, 1.98%, 5/20/2020	115	115

Series 2017-2, Class A3, 2.07%, 10/20/2020	80	80

CarMax Auto Owner Trust

Series 2015-2, Class A4, 1.80%, 3/15/2021	33	33

Series 2016-3, Class A3, 1.39%, 5/17/2021	347	345

Series 2017-1, Class A3, 1.98%, 11/15/2021	171	171

Chase Funding Trust Series 2003-2, Class 2M1, 3.30%, 11/25/2032 ‡ (l)	1,324	1,320

Citibank Credit Card Issuance Trust Series 2017-A9, Class A9, 1.80%, 9/20/2021	500	498

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (i)	767	787

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2005-OPT3, Class M3, 3.20%, 5/25/2035 ‡ (l)	507	506

CLUB Credit Trust

Series 2017-NP1, Class C, 5.13%, 4/17/2023 ‡ (e)	289	290

Series 2018-NP1, Class C, 4.74%, 5/15/2024 (e)	2,190	2,202

CNH Equipment Trust Series 2018-B, Class A2, 2.93%, 12/15/2021	517	518

Conn’s Receivables Funding LLC Series 2018-A, Class B, 4.65%, 1/15/2023 ‡ (e)	1,392	1,399

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 3.60%, 12/25/2032 ‡ (l)	30	30

Series 2003-BC6, Class M2, 4.20%, 10/25/2033 ‡ (l)	21	21

Series 2004-2, Class M1, 3.23%, 5/25/2034 ‡ (l)	58	58

Series 2004-3, Class M1, 3.23%, 6/25/2034 ‡ (l)	168	167

Series 2005-12, Class M2, 2.97%, 2/25/2036 ‡ (l)	1,000	996

Countrywide Partnership Trust Series 2004-EC1, Class M2, 3.42%, 1/25/2035 ‡ (l)	530	531

CPS Auto Receivables Trust

Series 2018-D, Class D, 4.34%, 9/16/2024 (e)	785	800

Series 2019-A, Class D, 4.35%, 12/16/2024 (e)	1,650	1,683

Credit Acceptance Auto Loan Trust Series 2019-1A, Class B, 3.75%, 4/17/2028 (e)	2,345	2,374

Credit-Based Asset Servicing & Securitization LLC

Series 2005-CB1, Class M2, 3.57%, 1/25/2035 ‡ (l)	131	131

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (i)	1,202	1,216

CWABS, Inc. Asset-Backed Certificates Trust

Series 2003-BC1, Class A1, 3.28%, 3/25/2033 ‡ (l)	318	315

Series 2004-5, Class M3, 4.20%, 7/25/2034 ‡ (l)	79	80

Series 2004-6, Class M1, 3.38%, 10/25/2034 (l)	268	266

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	37

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Series 2004-6, Class M2, 3.45%, 10/25/2034 ‡ (l)	60	60

Drive Auto Receivables Trust

Series 2018-4, Class A2A, 2.78%, 10/15/2020	20	20

Series 2018-2, Class A3, 2.88%, 6/15/2021	72	72

Series 2018-4, Class A3, 3.04%, 11/15/2021	177	177

Series 2018-4, Class D, 4.09%, 1/15/2026	2,025	2,062

Series 2018-5, Class D, 4.30%, 4/15/2026	1,930	1,993

Series 2019-1, Class D, 4.09%, 6/15/2026	1,775	1,814

DT Auto Owner Trust

Series 2018-3A, Class D, 4.19%, 7/15/2024 (e)	2,745	2,799

Series 2019-1A, Class D, 3.87%, 11/15/2024 (e)	3,070	3,098

Series 2017-4A, Class E, 5.15%, 11/15/2024 (e)	1,610	1,654

Series 2018-2A, Class E, 5.54%, 6/16/2025 (e)	725	745

Series 2018-3A, Class E, 5.33%, 11/17/2025 (e)	2,126	2,177

Series 2019-1A, Class E, 4.94%, 2/17/2026 (e)	2,315	2,347

Equity One Mortgage Pass-Through Trust Series 2003-4, Class M1, 5.87%, 10/25/2034 ‡ (i)	245	244

Exeter Automobile Receivables Trust

Series 2016-2A, Class D, 8.25%, 4/17/2023 (e)	995	1,060

Series 2018-4A, Class C, 3.97%, 9/15/2023 (e)	3,090	3,140

Series 2018-2A, Class D, 4.04%, 3/15/2024 (e)	580	589

Series 2018-4A, Class D, 4.35%, 9/16/2024 (e)	1,255	1,287

Series 2019-1A, Class C, 3.82%, 12/16/2024 (e)	1,310	1,330

Series 2019-1A, Class D, 4.13%, 12/16/2024 (e)	2,445	2,500

Series 2018-4A, Class E, 5.38%, 7/15/2025 (e)	1,110	1,143

Series 2019-1A, Class E, 5.20%, 1/15/2026 (e)	1,780	1,824

First Franklin Mortgage Loan Trust Series 2005-FF10, Class A1, 2.78%, 11/25/2035 ‡ (l)	404	394

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Flagship Credit Auto Trust Series 2018-4, Class C, 4.11%, 10/15/2024 (e)	870	892

Ford Credit Auto Owner Trust

Series 2017-C, Class A2A, 1.80%, 9/15/2020	5	5

Series 2016-C, Class A3, 1.22%, 3/15/2021	380	378

Series 2018-B, Class A2A, 2.96%, 9/15/2021	276	277

FREED ABS Trust Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (e)	1,195	1,217

Fremont Home Loan Trust

Series 2003-B, Class M2, 4.91%, 12/25/2033 ‡ (l)	10	10

Series 2004-B, Class M7, 5.48%, 5/25/2034 (l)	34	32

Series 2004-2, Class M2, 3.41%, 7/25/2034 (l)	164	164

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class C, 3.87%, 12/16/2024 (e)	1,570	1,584

Series 2019-1A, Class D, 4.94%, 12/15/2025 (e)	560	567

GLS Auto Receivables Trust

Series 2018-3A, Class C, 4.18%, 7/15/2024 (e)	855	870

Series 2018-3A, Class D, 5.34%, 8/15/2025 (e)	910	932

GM Financial Automobile Leasing Trust Series 2017-1, Class A3, 2.06%, 5/20/2020	45	45

GM Financial Consumer Automobile Receivables Trust Series 2017-2A, Class A3, 1.86%, 12/16/2021 (e)	424	422

GSAMP Trust

Series 2004-OPT, Class M1, 3.35%, 11/25/2034 ‡ (l)	573	570

Series 2006-HE3, Class A2C, 2.64%, 5/25/2046 (l)	224	221

Home Equity Asset Trust Series 2004-7, Class M1, 3.41%, 1/25/2035 (l)	188	188

Home Equity Mortgage Loan Asset-Backed Trust

Series 2004-B, Class M3, 3.68%, 11/25/2034 ‡ (l)	231	230

Series 2004-B, Class M8, 4.79%, 11/25/2034 ‡ (l)	238	222

Series 2004-C, Class M1, 3.32%, 3/25/2035 ‡ (l)	2,390	2,383

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Honda Auto Receivables Owner Trust

Series 2017-3, Class A2, 1.57%, 1/21/2020	—	(c)	—	(c)

Series 2016-4, Class A3, 1.21%, 12/18/2020	234		233

Series 2018-3, Class A2, 2.67%, 12/22/2020	189		189

Series 2017-2, Class A3, 1.68%, 8/16/2021	124		123

Series 2017-3, Class A3, 1.79%, 9/20/2021	184		183

Hyundai Auto Lease Securitization Trust

Series 2017-B, Class A3, 1.97%, 7/15/2020 (e)	313		313

Series 2017-A, Class A3, 1.88%, 8/17/2020 (e)	38		37

Series 2018-B, Class A2, 2.81%, 12/15/2020 (e)	242		242

Series 2017-C, Class A3, 2.12%, 2/16/2021 (e)	300		299

KREF Ltd. Series 2018-FL1, Class D, 5.02%, 6/15/2036 ‡ (e) (l)	600		606

Lendmark Funding Trust

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (e)	695		695

Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (e)	1,165		1,189

Long Beach Mortgage Loan Trust

Series 2004-3, Class M2, 3.38%, 7/25/2034 ‡ (l)	773		769

Series 2004-3, Class M4, 4.09%, 7/25/2034 ‡ (l)	444		444

Series 2004-6, Class A3, 3.78%, 11/25/2034 ‡ (l)	281		283

Mariner Finance Issuance Trust Series 2018-AA, Class A, 4.20%, 11/20/2030 (e)	2,175		2,214

MASTR Asset-Backed Securities Trust

Series 2003-NC1, Class M5, 4.49%, 4/25/2033 ‡ (l)	87		82

Series 2005-NC1, Class M2, 3.23%, 12/25/2034 ‡ (l)	334		331

Mercedes-Benz Auto Receivables Trust Series 2018-1, Class A2A, 2.71%, 4/15/2021	62		62

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (e) (i)	593		594

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (e) (i)	2,315	2,327

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (e) (i)	3,451	3,469

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-HE2, Class M2, 4.95%, 8/25/2033 ‡ (l)	55	54

Series 2004-NC5, Class M1, 3.38%, 5/25/2034 ‡ (l)	318	316

Series 2004-NC7, Class M2, 3.41%, 7/25/2034 ‡ (l)	170	170

Series 2004-NC6, Class M2, 4.35%, 7/25/2034 ‡ (l)	361	356

Series 2004-HE6, Class M1, 3.30%, 8/25/2034 ‡ (l)	391	389

Series 2004-HE8, Class M3, 3.60%, 9/25/2034 ‡ (l)	25	25

Series 2005-HE1, Class M3, 3.26%, 12/25/2034 ‡ (l)	44	43

Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 3.46%, 2/25/2033 ‡ (l)	291	290

New Century Home Equity Loan Trust Series 2004-2, Class M3, 3.48%, 8/25/2034 ‡ (l)	413	413

New Residential Mortgage LLC Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (e)	346	350

Nissan Auto Lease Trust Series 2017-B, Class A3, 2.05%, 9/15/2020	128	128

Nissan Auto Receivables Owner Trust Series 2017-B, Class A3, 1.75%, 10/15/2021	410	407

NovaStar Mortgage Funding Trust Series 2003-2, Class M3, 5.85%, 9/25/2033 ‡ (l)	510	509

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (e)	250	250

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (e)	802	811

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (e)	965	1,007

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (e)	1,045	1,059

Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-4, Class M1, 3.50%, 7/25/2033 ‡ (l)	1,255	1,239

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	39

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Option One Mortgage Loan Trust

Series 2004-1, Class M1, 3.38%, 1/25/2034 ‡ (l)	576	569

Series 2004-1, Class M2, 4.13%, 1/25/2034 ‡ (l)	591	579

Series 2004-3, Class M2, 3.33%, 11/25/2034 ‡ (l)	28	28

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-WWF1, Class M4, 4.13%, 12/25/2034 ‡ (l)	2,390	2,411

Series 2005-WCH1, Class M4, 3.72%, 1/25/2036 ‡ (l)	500	501

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.83%, 4/25/2023 (e) (l)	1,655	1,657

PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 5.33%, 2/25/2023 (e) (l)	3,940	3,947

Prestige Auto Receivables Trust

Series 2018-1A, Class D, 4.14%, 10/15/2024 (e)	910	931

Series 2018-1A, Class E, 5.03%, 1/15/2026 (e)	680	697

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL3, Class A1, 4.12%, 8/25/2033 ‡ (e) (i)	2,533	2,549

Series 2018-NPL4, Class A2, 6.05%, 9/25/2058 ‡ (e) (i)	1,000	1,003

Series 2019-NPL2, Class A1, 3.84%, 12/25/2058 (e) (i)	1,800	1,800

PRPM LLC Series 2019-2A, Class A1, 3.97%, 4/25/2024 (e) (i)	1,250	1,251

Renaissance Home Equity Loan Trust

Series 2003-2, Class M1, 3.71%, 8/25/2033 ‡ (l)	243	240

Series 2004-1, Class M4, 5.18%, 5/25/2034 ‡ (l)	738	575

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (i)	48	50

Santander Drive Auto Receivables Trust

Series 2017-3, Class A3, 1.87%, 6/15/2021	48	48

Series 2018-1, Class A3, 2.32%, 8/16/2021	343	343

Series 2018-2, Class A3, 2.75%, 9/15/2021	178	178

Series 2016-3, Class E, 4.29%, 2/15/2024	2,025	2,048

Series 2019-1, Class C, 3.42%, 4/15/2025	1,022	1,031

Series 2019-1, Class D, 3.65%, 4/15/2025	1,940	1,962

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Saxon Asset Securities Trust Series 2003-3, Class M1, 3.45%, 12/25/2033 ‡ (l)	319	310

Securitized Asset-Backed Receivables LLC Trust Series 2004-NC1, Class M2, 4.20%, 2/25/2034 ‡ (l)	642	642

Soundview Home Loan Trust Series 2005-OPT1, Class M2, 3.15%, 6/25/2035 ‡ (d) (l)	401	400

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 3.38%, 11/25/2034 ‡ (l)	548	541

Stanwich Mortgage Loan Trust Series 2018-NPB1, Class A1, 4.02%, 5/16/2023 ‡ (e) (i)	3,189	3,194

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 3.45%, 10/25/2033 ‡ (l)	134	134

Series 2004-7, Class M2, 3.60%, 8/25/2034 ‡ (l)	301	291

Series 2004-BNC1, Class A5, 3.72%, 9/25/2034 ‡ (l)	31	32

Series 2004-8, Class M9, 6.23%, 9/25/2034 (l)	644	615

Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 2.65%, 12/25/2036 ‡ (l)	354	341

T-Mobile USA, Inc. 6.00%, 4/15/2024 ‡	482	—

Toyota Auto Receivables Owner Trust

Series 2018-B, Class A2A, 2.64%, 3/15/2021	346	346

Series 2018-C, Class A2A, 2.77%, 8/16/2021	472	472

Series 2019-A, Class A2A, 2.83%, 10/15/2021	455	456

Series 2017-D, Class A3, 1.93%, 1/18/2022	206	205

Series 2019-B, Class A2A, 2.59%, 2/15/2022	372	372

Tricolor Auto Securitization Trust Series 2018-2A, Class A, 3.96%, 10/15/2021 (e)	1,653	1,656

Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (e)	714	717

Vantage Data Centers Issuer LLC Series 2018-1A, Class A2, 4.07%, 2/16/2043 (e)	726	735

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 (e) (i)	1,952	1,957

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Series 2019-NPL3, Class A1, 3.97%, 3/25/2049 ‡ (e) (i)	996	997

Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (e) (i)	3,000	3,009

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 (e) (i)	468	472

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M6, 5.30%, 10/25/2034 (l)	289	275

Series 2004-2, Class M8A, 6.98%, 10/25/2034 ‡ (e) (l)	97	91

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (e)	1,465	1,474

Series 2019-1A, Class D, 3.67%, 3/15/2024 (e)	1,330	1,342

Series 2019-1A, Class E, 4.49%, 7/15/2024 (e)	435	439

Series 2018-3A, Class F, 6.02%, 2/18/2025 (e)	2,000	2,048

Series 2019-1A, Class F, 5.67%, 2/17/2026 (e)	1,240	1,256

		159,089

Total Asset-Backed Securities (Cost $165,675)		168,294

Loan Assignments — 3.9% (m)

Canada — 0.1%

1011778 BC ULC, 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 2/16/2024 (f)	569	567

Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 5.50%), 7.98%, 9/6/2024 (f) (n)	1,802	1,684

MEG Energy Corp., 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 3.50%), 5.99%, 12/31/2023 (f)	219	219

		2,470

United States — 3.8%

24 Hour Fitness Worldwide, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 5/30/2025 (f)	328	328

A2Z Wireless Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.47%, 5/1/2023 (f)	736	681

ABG Intermediate Holdings 2 LLC., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 9/27/2024 (f)	279	278

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Advisor Group Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 8/15/2025 (f)	245	246

AES Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.38%, 5/31/2022 (f)	434	434

Albertson’s LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 6/22/2023 (f)	2,478	2,479

Albertson’s LLC, 1st Lien Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 11/17/2025 (f)	112	112

Aleris International, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.75%), 7.23%, 2/27/2023 (f)	372	373

Alphabet Holding Co. Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 9/26/2024 (f)	447	418

Altice Financing S.A, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.22%, 7/15/2025 (f)	592	571

AMC Entertainment Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.49%, 4/22/2026 (f) (n)	620	622

American Axle & Manufacturing, Inc., 1st Lien Term Loan B ((ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%)), 4.77%, 4/6/2024 (f)	760	748

Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.98%, 8/4/2025 (f)	260	265

Asurion LLC, Term B-7 Loan (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 11/3/2024 (f)	639	641

Avaya Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.72%, 12/15/2024 (f)	758	759

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.35%, 6/1/2024 (f)	372	370

Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 2/12/2025 (f)	300	300

Berry Global, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 10/1/2022 (f)	100	100

BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.47%, 2/3/2024 (f) (n)	606	609

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	41

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

United States — continued

Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 5/23/2025 (f)	570	565

Boxer Parent Co Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.85%, 10/2/2025 (f)	698	694

Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 8/1/2025 (f)	885	890

Brookfield WEC Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.23%, 8/3/2026 (f)	450	456

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 4/3/2024 (f)	447	441

California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.85%, 12/31/2021 (f) (n)	2,235	2,295

California Resources Corp., Senior Secured First Out Term Loan (ICE LIBOR USD 1 Month + 4.75%), 7.23%, 12/31/2022 (f) (n)	3,955	3,826

Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 1/15/2025 (f)	1,228	1,227

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.60%, 2/16/2026 (f)	222	224

CCM Merger, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 8/6/2021 (f) (n)	1,556	1,555

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 1/31/2025 (f) (n)	2,485	2,468

CEOC LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 10/7/2024 (f)	1,337	1,330

Chemours Co. (The), Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.24%, 4/3/2025 (f)	1,040	1,035

CHG Healthcare Services, 1st Lien Term Loan B ((ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%)), 5.48%, 6/7/2023 (f)	1,550	1,549

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 10/2/2024 (f)	2,475	2,475

Cineworld Finance US Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 2/28/2025 (f)	615	611

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

CityCenter Holdings LLC, Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 4/18/2024 (f)	1,289	1,288

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (f)	133	200

Club Corp Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.35%, 9/18/2024 (f)	376	364

CommScope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 3 Month + 3.25%), 5.73%, 4/6/2026 (f) (n)	490	493

Continental Building Products, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 8/18/2023 (f)	288	287

Cortes NP Acquisition Corp., Term B Loan (ICE LIBOR USD 3 Month + 4.00%), 6.63%, 11/30/2023 (f)	1,480	1,414

CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.72%, 7/17/2025 (f)	1,129	1,124

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.72%, 1/15/2026 (f)	2,135	2,124

CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 2/6/2025 (f)	620	610

Dawn Acquisition LLC., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.35%, 12/31/2025 (f)	299	287

Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 9/7/2023 (f)	891	891

Delta 2 SARL, 1st Lien Term loan B (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 2/1/2024 (f)	1,215	1,195

Dole Food Co., 1st Lien Term Loan B ((ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month US Prime Rate + 1.75%)), 5.25%, 4/6/2024 (f) (n)	1,589	1,569

Dun & Bradstreet Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.48%, 2/6/2026 (f)	239	241

Edgewater Generation, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.25%, 12/13/2025 (f)	300	301

EG Group Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.60%, 2/7/2025 (f)	447	441

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

United States — continued

EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.74%, 5/3/2025 (f)	1,051	1,057

Encino Acquisition Partners Holdings., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.23%, 10/29/2025 (f)	505	470

Endo Pharmaceutical, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.75%, 4/29/2024 (f)	1,388	1,371

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 10/10/2025 (f)	1,855	1,791

Equinox Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 3/8/2024 (f)	499	499

ESH Hospitality, Inc. 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 8/30/2023 (f)	651	650

Euro Garages Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.60%, 2/7/2025 (f) (n)	100	99

Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 9.38%, 7/12/2023 (f) (n)	982	978

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.62%, 5/15/2022 ‡ (f)	19	19

First Data Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 4/26/2024 (f)	1,457	1,456

Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.63%, 12/29/2023 (f)	645	635

Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.72%, 5/2/2025 (f)	561	561

Garda World Security, 1st Lien Term Loan B ((ICE LIBOR USD 3 Month + 3.50%; ICE LIBOR USD 3 Month US Prime Rate + 2.50%)), 6.12%, 5/24/2024 (f)	911	909

Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 4/1/2024 (f)	694	695

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.60%, 12/1/2023 (f)	631	634

Genesys Telecom Holdings, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 12/1/2023 (f)	576	577

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Getty Images, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 7.00%, 2/19/2026 (f)	499	497

GGP, Inc., 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 8/27/2025 (f)	935	914

Global Business Travel Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 5.19%, 8/13/2025 (f)	295	295

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 10/4/2023 (f)	401	402

Goodrx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.47%, 10/10/2025 (f) (n)	643	643

Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 1/2/2026 (f)	900	901

Greektown Holdings LLC, Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 4/25/2024 (f)	1,360	1,359

Grizzly Acquisition Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 10/1/2025 (f)	164	164

GTT Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 5/31/2025 (f)	471	456

Gulf Finance LLC, 1st Lien Term Loan B ((ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%)), 7.80%, 8/25/2023 (f)	151	120

Hanjin International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 10/19/2020 (f)	372	369

Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 5/16/2024 (f)	1,373	1,367

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 6.17%, 5/23/2025 (f)	569	557

Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 6/30/2023 (f) (n)	372	372

Hoya Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 6/30/2024 (f)	743	737

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.34%, 4/25/2025 (f)	734	726

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	43

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

United States — continued

Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 2/1/2022 (f)	600	600

Intelsat Jackson Holdings SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 11/27/2023 (f)	1,730	1,727

Invenergy Thermal Operating I LLC, Term Loan (ICE LIBOR USD 3 Month + 3.50%), 6.10%, 8/28/2025 (f)	672	677

IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.72%, 2/5/2025 (f)	679	677

JBS USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 2.50%, 4/24/2026 (f) (n)	1,246	1,247

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 10/30/2022 (f) (n)	2,918	2,917

Kestrel Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.74%, 6/2/2025 (f)	691	692

Las Vegas Sands Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.23%, 3/27/2025 (f)	1,288	1,286

Level 3 Financing, Inc., Tranche B Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 2/22/2024 (f)	960	960

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 1/30/2024 (f)	1,026	1,019

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 6.25%, 1/30/2024 (f)	58	57

Lotus Midstream., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 9/29/2025 (f)	172	172

MacDonald, Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 10/4/2024 (f)	893	718

Mallinckrodt International Finance, Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.35%, 9/24/2024 (f)	1,037	928

Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 10/30/2024 (f)	149	148

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 1/31/2025 (f) (n)	860	863

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Misys, Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 6.10%, 6/13/2024 (f)	451	447

Moda Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 9/29/2025 (f)	141	141

Momentive Performance Materials USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 4/18/2024 (f) (n)	920	921

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.60%, 12/5/2023 (f)	483	261

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.35%, 6/7/2023 (f) (n)	2,826	2,796

NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 5/8/2025 (f)	896	892

Navistar, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.99%, 11/6/2024 (f)	1,222	1,221

Neiman Marcus Group, Inc., Other Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.72%, 10/25/2020 (f)	806	746

Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.47%, 10/4/2023 (f)	893	889

Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.69%), 6.16%, 1/31/2026 (f)	592	576

NVA Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 2/2/2025 (f)	1,139	1,118

NVA Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 2.75%, 2/2/2025 (f) (n)	439	439

Oryx Soutern Delaware Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 2/28/2025 (f)	154	154

Party City Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 8/19/2022 (f) (n)	926	926

Pearl Intermediate Parent LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 2/14/2025 (f)	224	218

PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.73%, 3/11/2022 (f) (n)	122	118

Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 7/2/2025 (f)	566	563

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

United States — continued

Post Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 5/24/2024 (f)	451	451

Prairie ECI Acquiror LP, 1st Lien Term Loan (ICE LIBOR USD 6 Month + 4.75%), 7.37%, 3/7/2026 (f)	118	119

Prestige Brands, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 1/26/2024 (f)	278	277

Prime Security Services Borrower LLC, Term B-1 Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 5/2/2022 (f) (n)	1,484	1,485

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.83%, 5/16/2025 (f)	448	443

Quidditch Acquisition, Inc., 1st Cov-Lite Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.49%, 3/21/2025 (f)	124	126

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.74%, 11/3/2023 (f)	660	623

Red Ventures LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 11/8/2024 (f) (n)	752	754

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 2/5/2023 (f) (n)	1,419	1,421

Samsonite IP Holdings SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.23%, 4/25/2025 (f)	271	271

Scientific Games International, Inc., 1st Lien Term Loan B-5 ((ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%)), 5.23%, 8/14/2024 (f)	1,703	1,698

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.98%, 11/1/2024 (f) (n)	1,383	1,360

Sinclair Broadcast Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.74%, 1/3/2024 (f)	413	413

Sirva Worldwide, Inc., 1st Lien Term Loan ((ICE LIBOR USD 1 Month + 5.50%; ICE LIBOR USD 3 Month + 5.50%)), 8.03%, 8/4/2025 (f)	134	133

Sirva Worldwide, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 9.50%), 12.10%, 8/3/2026 (f)	100	86

Solera LLC, Dollar Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 3/3/2023 (f)	314	314

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 6/27/2025 (f)	406	405

Spin Holdco, Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 11/14/2022 (f)	838	827

Sprint Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 5.00%, 2/2/2024 (f)	988	959

St. George’s University Scholastic Services, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.99%, 7/17/2025 (f)	735	736

Staples, Inc., 1st Lien Term Loan

(ICE LIBOR USD 1 Month + 4.00%), 6.54%, 9/12/2024 (f)	1,249	1,233

(ICE LIBOR USD 3 Month + 5.00%), 7.60%, 4/16/2026 (f) (n)	539	532

Stetson Midstream., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.73%, 7/18/2025 (f)	1,705	1,709

Summit Materials Co. I LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 11/21/2024 (f)	306	306

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.47%, 3/9/2023 (f)	1,125	1,069

Telenet Financing LLC., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.72%, 8/15/2026 (f)	1,545	1,539

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 2/6/2024 (f)	1,487	1,392

TerraForm Power Operating LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.40%, 11/8/2022 (f)	1,223	1,218

The Ultimate Software Group, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.00%, 4/8/2026 (f) (n)	170	171

Transdigm Group Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 5/30/2025 (f) (n)	92	92

TransDigm, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 6/9/2023 (f) (n)	216	215

TransDigm, Inc., Term Loan G (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 8/22/2024 (f) (n)	1,247	1,240

Trinseo Materials Operating SCA., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 9/6/2024 (f)	1,388	1,385

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	45

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

United States — continued

UFC Holdings LLC, 1st Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 8/18/2023 (f) (n)	702	704

Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.49%, 4/12/2024 (f)	1,683	1,421

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.73%, 10/22/2025 (f)	1,062	924

Unitymedia Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.47%, 6/1/2023 (f)	962	959

Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 3/15/2024 (f)	482	464

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.60%, 5/16/2024 (f)	611	605

Valeant Pharmaceuticals International Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.47%, 6/2/2025 (f) (n)	2,761	2,772

VeriFone Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.68%, 8/20/2025 (f)	260	259

VICI Properties 1 LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 12/20/2024 (f)	1,800	1,796

Viskase Co., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 1/30/2021 (f) (n)	1,206	1,164

Web.com Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 10/10/2025 (f)	390	388

Windstream Services LLC, 1st Lien Term Loan B (3-MONTH PRIME + 5.00%), 10.50%, 3/29/2021 (f) (n)	555	564

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.61%, 11/1/2023 (f)	2,100	2,096

Ziggo Secured Finance Partnership, 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.97%, 4/15/2025 (f)	1,720	1,704

Zodiac Pool Solutions LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 7/2/2025 (f)	396	395

		135,415

Total Loan Assignments (Cost $139,285)		137,885

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Commercial Mortgage-Backed Securities — 3.4%

Cayman Islands — 0.1%

GPMT Ltd.

Series 2018-FL1, Class AS, 3.69%, 11/21/2035 ‡ (e) (l)	1,000	1,001

Series 2018-FL1, Class B, 4.04%, 11/21/2035 ‡ (e) (l)	1,000	1,001

		2,002

United States — 3.3%

Ashford Hospitality Trust Series 2018-KEYS, Class B, 3.77%, 5/15/2035 ‡ (e) (l)	4,000	3,999

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class D, 3.25%, 2/15/2050 (e)	670	586

BANK

Series 2017-BNK8, Class D, 2.60%, 11/15/2050 ‡ (e)	2,000	1,646

Series 2019-BN16, Class E, 3.00%, 2/15/2052 ‡ (e)	480	372

Series 2017-BNK9, Class D, 2.80%, 11/15/2054 ‡ (e)	1,570	1,286

Series 2017-BNK7, Class B, 3.95%, 9/15/2060	1,590	1,624

BBCMS Mortgage Trust Series 2018-C2, Class C, 5.14%, 12/15/2051 ‡ (l)	3,050	3,198

BENCHMARK Mortgage Trust Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (e)	730	596

Braemar Hotels & Resorts Trust

Series 2018-PRME, Class B, 3.52%, 6/15/2035 ‡ (e) (l)	2,000	2,004

Series 2018-PRME, Class C, 3.72%, 6/15/2035 ‡ (e) (l)	1,500	1,503

BX Commercial Mortgage Trust Series 2018-IND, Class E, 4.17%, 11/15/2035 ‡ (e) (l)	560	562

BX Trust Series 2018-EXCL, Class C, 4.45%, 9/15/2037 ‡ (e) (l)	907	896

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class C, 3.92%, 12/15/2037 (e) (l)	2,900	2,909

Series 2019-LIFE, Class E, 4.62%, 12/15/2037 ‡ (e) (l)	2,845	2,864

Series 2019-LIFE, Class G, 5.72%, 12/15/2037 ‡ (e) (l)	2,560	2,586

CD Mortgage Trust

Series 2017-CD4, Class C, 4.35%, 5/10/2050 ‡ (l)	800	815

Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (e)	351	300

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.90%, 1/10/2024 ‡ (e) (l)	3,050	3,173

Series 2015-P1, Class C, 4.49%, 9/15/2048 ‡ (l)	1,225	1,254

Series 2016-C1, Class D, 5.12%, 5/10/2049 ‡ (e) (l)	1,035	1,018

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (l)	960	987

Cold Storage Trust Series 2017-ICE3, Class B, 3.72%, 4/15/2036 ‡ (e) (l)	4,005	4,006

Commercial Mortgage Pass-Through Certificates

Series 2016-CR28, Class D, 4.05%, 2/10/2049 (l)	250	248

Series 2016-CR28, Class E, 4.30%, 2/10/2049 (e) (l)	1,458	1,385

Commercial Mortgage Trust

Series 2014-CR20, Class D, 3.22%, 11/10/2047 ‡ (e)	1,450	1,330

Series 2015-CR23, Class CME, 3.81%, 5/10/2048 ‡ (e) (l)	4,738	4,719

Series 2015-LC21, Class D, 4.44%, 7/10/2048 (l)	651	620

DBGS Mortgage Trust

Series 2019-1735, Class E, 4.19%, 4/10/2029 (e) (l)	865	842

Series 2018-5BP, Class D, 3.82%, 6/15/2033 ‡ (e) (l)	4,000	3,980

Deutsche Bank Commercial Mortgage Trust Series 2017-C6, Class D, 3.38%, 6/10/2050 (e) (l)	1,520	1,309

FHLMC Multifamily Structured Pass-Through Certificates

Series K721, Class X3, IO, 1.34%, 9/25/2022 (l)	22,604	919

Series K033, Class X1, IO, 0.42%, 7/25/2023 (l)	108,532	1,289

Series KC03, Class X1, IO, 0.63%, 11/25/2024 (l)	29,800	750

Series K064, Class X3, IO, 2.21%, 5/25/2027 (l)	14,685	2,066

Series K082, Class X1, IO, 0.15%, 9/25/2028 (l)	421,532	2,243

Series K083, Class X1, IO, 0.18%, 9/25/2028 (l)	134,091	934

Series K082, Class X3, IO, 2.29%, 10/25/2028 (l)	9,250	1,542

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series K087, Class X3, IO, 2.39%, 4/25/2029 (l)	5,720	1,017

Series K723, Class X3, IO, 1.98%, 10/25/2034 (l)	6,909	525

Series K153, Class X3, IO, 3.90%, 4/25/2035 (l)	5,395	1,823

Series K716, Class X3, IO, 1.85%, 8/25/2042 (l)	16,608	614

Series K726, Class X3, IO, 2.20%, 7/25/2044 (l)	15,363	1,424

Series K059, Class X3, IO, 1.98%, 11/25/2044 (l)	15,200	1,842

Series K065, Class X3, IO, 2.26%, 7/25/2045 (l)	16,900	2,459

Series K728, Class X3, IO, 2.02%, 11/25/2045 (l)	8,624	790

Series K072, Class X3, IO, 2.21%, 12/25/2045 (l)	5,200	793

Series K081, Class X3, IO, 2.31%, 9/25/2046 (l)	1,822	306

Series K078, Class X1, IO, 0.23%, 6/25/2051 (l)	63,797	677

FREMF Series 2018-KF46, Class B, 4.44%, 3/25/2028 (e) (l)	698	691

FREMF Mortgage Trust

Series 2015-KF09, Class B, 7.84%, 5/25/2022 (e) (l)	120	123

Series 2015-KF10, Class B, 8.59%, 7/25/2022 (e) (l)	429	455

Series 2017-KF31, Class B, 5.39%, 4/25/2024 (e) (l)	230	233

Series 2017-KF32, Class B, 5.04%, 5/25/2024 (e) (l)	975	986

Series 2017-KF36, Class B, 5.14%, 8/25/2024 (e) (l)	736	743

Series 2017-KF38, Class B, 4.99%, 9/25/2024 (e) (l)	767	774

Series 2018-KF42, Class B, 4.69%, 12/25/2024 (e) (l)	653	660

Series 2018-K731, Class B, 3.91%, 2/25/2025 (e)	1,450	1,469

Series 2018-KF45, Class B, 4.44%, 3/25/2025 (e) (l)	1,525	1,506

Series 2018-KF47, Class B, 4.49%, 5/25/2025 (e) (l)	1,199	1,198

Series 2018-KF49, Class B, 4.39%, 6/25/2025 (e) (l)	667	662

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	47

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2018-KF53, Class B, 4.54%, 10/25/2025 (l)	2,672	2,651

Series 2018-KF48, Class B, 4.54%, 6/25/2028 (e) (l)	1,976	1,966

Series 2018-KF50, Class B, 4.38%, 7/25/2028 (e) (l)	290	291

Series 2018-K82, Class B, 4.27%, 9/25/2028 (e) (l)	725	734

Series 2012-K19, Class C, 4.17%, 5/25/2045 (e) (l)	480	491

Series 2017-K67, Class C, 4.08%, 9/25/2049 (e) (l)	770	747

Series 2016-K60, Class B, 3.66%, 12/25/2049 (e) (l)	355	351

Series 2017-K65, Class B, 4.21%, 7/25/2050 (e) (l)	2,000	2,047

Series 2019-K87, Class C, 4.47%, 1/25/2051 (e) (l)	783	780

Series 2018-K74, Class B, 4.23%, 2/25/2051 (e) (l)	930	951

Series 2018-K75, Class B, 4.11%, 4/25/2051 (e) (l)	600	605

GNMA

Series 2012-44, IO, 0.41%, 3/16/2049 (l)	6,752	84

Series 2014-186, IO, 0.76%, 8/16/2054 (l)	14,472	668

Series 2017-86, IO, 0.77%, 5/16/2059 (l)	5,572	360

Series 2017-69, IO, 0.80%, 7/16/2059 (l)	3,076	204

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.71%, 6/10/2028 ‡ (e) (l)	3,260	3,244

GS Mortgage Securities Trust

Series 2015-GC32, Class C, 4.56%, 7/10/2048 (l)	1,530	1,581

Series 2016-GS4, Class D, 3.23%, 11/10/2049 ‡ (e) (l)	635	566

JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (l)	121	121

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (l)	1,142	1,154

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (l)	1,686	1,164

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 5.07%, 4/15/2047 ‡ (e) (l)	385	397

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Morgan Stanley Capital I Trust

Series 2018-MP, Class A, 4.42%, 7/11/2040 (e)	4,000	4,296

Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (e) (l)	770	776

Series 2006-T23, Class D, 6.34%, 8/12/2041 (e) (l)	1,456	1,479

Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (l)	20	20

Series 2007-T27, Class AJ, 6.14%, 6/11/2042 (l)	419	442

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (e)	2,581	2,633

Velocity Commercial Capital Loan Trust

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (e) (l)	352	361

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (e) (l)	500	513

Wells Fargo Commercial Mortgage Trust Series 2018-C48, Class C, 5.29%, 1/15/2052 (l)	635	676

WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 4.05%, 9/15/2057 ‡ (e) (l)	1,065	880

		117,363

Total Commercial Mortgage-Backed Securities (Cost $117,660)		119,365

Collateralized Mortgage Obligations — 2.6%

Bermuda — 0.1%

Bellemeade Re Ltd.

Series 2018-3A, Class M1B, 4.33%, 10/25/2027 ‡ (e) (l)	1,660	1,669

Series 2018-3A, Class M2, 5.23%, 10/25/2028 ‡ (e) (l)	1,440	1,445

		3,114

United States — 2.5%

Alternative Loan Trust

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	439	432

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	107	109

Series 2005-11CB, Class 2A1, 5.50%, 6/25/2035	81	82

Series 2005-19CB, Class A2, IF, 11.49%, 6/25/2035 (l)	20	22

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-28CB, Class 2A6, 5.00%, 8/25/2035	1,069	905

Series 2005-50CB, Class 1A1, 5.50%, 11/25/2035	1,057	983

Series 2006-4CB, Class 2A6, 5.50%, 4/25/2036	2,763	2,724

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	746	591

Angel Oak Mortgage Trust I LLC

Series 2018-2, Class A1, 3.67%, 7/27/2048 (e) (l)	3,225	3,243

Series 2018-3, Class A1, 3.65%, 9/25/2048 (e) (l)	860	866

Series 2019-2, Class B1, 5.02%, 3/25/2049 (e) (l)	1,000	1,011

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (e)	800	800

Arroyo Mortgage Trust

Series 2018-1, Class A1, 3.76%, 4/25/2048 (e) (l)	1,235	1,249

Series 2019-1, Class A1, 3.80%, 1/25/2049 (e) (l)	977	986

Banc of America Funding Trust Series 2005-6, Class 1A2, 5.50%, 10/25/2035	60	56

Bear Stearns ALT-A Trust

Series 2003-6, Class 2A2, 4.24%, 1/25/2034 (l)	1,761	1,742

Series 2005-4, Class 23A1, 4.66%, 5/25/2035 (l)	67	68

Series 2005-4, Class 23A2, 4.66%, 5/25/2035 (l)	517	525

Series 2005-7, Class 12A3, 3.16%, 8/25/2035 (l)	71	70

Bear Stearns ARM Trust

Series 2005-9, Class A1, 4.73%, 10/25/2035 (l)	195	198

Series 2006-1, Class A1, 4.91%, 2/25/2036 (l)	343	348

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC3, Class M1, 3.30%, 6/25/2034 ‡ (l)	590	540

Chase Mortgage Finance Trust

Series 2006-S4, Class A5, 6.00%, 12/25/2036	278	206

Series 2007-A1, Class 8A1, 4.69%, 2/25/2037 (l)	131	136

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2007-A1, Class 1A1, 4.75%, 2/25/2037 (l)	87	89

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 5.23%, 5/25/2023 (e) (l)	4,120	4,125

Series 2018-GT1, Class B, 5.98%, 5/25/2023 ‡ (e) (l)	840	841

CHL Mortgage Pass-Through Trust

Series 2004-9, Class A7, 5.25%, 6/25/2034	85	87

Series 2004-25, Class 2A1, 3.16%, 2/25/2035 (l)	421	401

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	626	562

Series 2005-31, Class 2A1, 3.87%, 1/25/2036 (l)	465	441

Series 2006-21, Class A14, 6.00%, 2/25/2037	204	175

Series 2007-10, Class A4, 5.50%, 7/25/2037	230	179

Series 2007-9, Class A11, 5.75%, 7/25/2037	2,211	1,848

Citigroup Mortgage Loan Trust, Inc.

Series 2005-3, Class 2A2A, 4.43%, 8/25/2035 (l)	324	328

Series 2005-4, Class A, 4.48%, 8/25/2035 (l)	389	397

Series 2005-11, Class A2A, 4.82%, 10/25/2035 (l)	89	91

Civic Mortgage LLC

Series 2018-2, Class A1, 4.35%, 11/25/2022 (e) (i)	1,890	1,889

Series 2018-2, Class A2, 5.32%, 11/25/2022 (e) (i)	661	660

COLT Mortgage Loan Trust

Series 2018-2, Class A1, 3.47%, 7/27/2048 (e) (l)	2,436	2,444

Series 2018-4, Class A1, 4.01%, 12/28/2048 (e) (l)	2,686	2,715

Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2, 4.78%, 8/25/2031 ‡ (e) (l)	2,450	2,494

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 5A1, 6.00%, 12/25/2034	436	467

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	49

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

United States — continued

Deephave Residential Mortgage Trust Series 2019-2A, Class M1, 3.92%, 4/25/2059 (e) (l)	250	251

Deephaven Residential Mortgage Trust Series 2018-2A, Class A1, 3.48%, 4/25/2058 (e) (l)	1,896	1,907

Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, Class A4, 2.78%, 4/25/2036 (l)	679	643

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.78%, 9/25/2030 (l)	3,000	3,027

Flagstar Mortgage Trust Series 2018-6RR, Class 1A2, 3.18%, 10/25/2048 (e) (l)	1,694	1,682

FNMA, Connecticut Avenue Securities Series 2018-C05, Class 1M2, 4.83%, 1/25/2031 (l)	3,250	3,291

GSR Mortgage Loan Trust Series 2004-11, Class 2A2, 4.44%, 9/25/2034 (l)	262	264

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (e) (l)	2,818	2,845

Series 2019-1, Class M1, 3.95%, 1/25/2059 (e) (l)	500	501

Series 2019-1, Class B1, 4.80%, 1/25/2059 (e) (l)	500	501

Impac CMB Trust

Series 2004-6, Class 1A2, 3.26%, 10/25/2034 (l)	81	80

Series 2005-2, Class 2A2, 3.28%, 4/25/2035 (l)	380	365

Series 2005-4, Class 2A2, 3.24%, 5/25/2035 (l)	342	325

Series 2005-4, Class 2M2, 3.60%, 5/25/2035 (l)	241	225

Series 2005-4, Class 2B1, 4.95%, 5/25/2035 ‡ (l)	362	351

JP Morgan Alternative Loan Trust Series 2007-A2, Class 12A3, 2.67%, 6/25/2037 (l)	286	285

JP Morgan Mortgage Trust

Series 2005-A8, Class 2A3, 4.22%, 11/25/2035 (l)	194	188

Series 2006-A7, Class 2A2, 4.20%, 1/25/2037 (l)	1,238	1,184

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.83%, 4/21/2034 (l)	205	211

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

MASTR Alternative Loan Trust

Series 2003-5, Class 30B1, 5.93%, 8/25/2033 (l)	817	818

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	77	79

Merrill Lynch Mortgage Investors Trust

Series 2003-A4, Class 3A, 4.64%, 5/25/2033 (l)	113	113

Series 2005-A2, Class A3, 4.45%, 2/25/2035 (l)	44	44

Series 2005-1, Class 2A1, 4.35%, 4/25/2035 (l)	48	47

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 4.58%, 7/25/2034 (l)	106	106

Series 2004-7AR, Class 2A6, 4.52%, 9/25/2034 (l)	246	251

Series 2004-11AR, Class 1A2A, 2.79%, 1/25/2035 (l)	215	212

MortgageIT Trust Series 2005-1, Class 1B1, 3.98%, 2/25/2035 ‡ (l)	286	277

New Residential Mortgage Loan Trust Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (e) (l)	1,330	1,342

OBX Trust Series 2018-EXP1, Class 2A1B, 3.33%, 4/25/2048 (e) (l)	2,235	2,207

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 2.87%, 11/25/2035 (l)	314	311

Series 2005-5, Class 1APT, 2.76%, 12/25/2035 (l)	693	643

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 2.69%, 4/25/2036 (l)	812	767

Series 2006-1, Class 1AC1, 2.78%, 4/25/2036 (l)	580	557

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (e) (i)	2,040	2,060

RALI Trust Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	693	647

Residential Asset Securitization Trust Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,827	2,296

RFMSI Trust

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	662	617

Series 2007-S6, Class 2A5, 2.98%, 6/25/2037 (l)	2,334	1,946

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

United States — continued

Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (e) (l)	3,062	3,092

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (e) (i)	660	661

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (e) (l)	3,057	3,089

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 (e) (l)	1,000	1,002

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-CB2, Class 5A, 5.00%, 7/25/2019	1	1

Series 2005-AR3, Class A1, 4.47%, 3/25/2035 (l)	579	573

Series 2005-AR5, Class A6, 4.04%, 5/25/2035 (l)	381	387

Series 2005-AR7, Class A3, 4.10%, 8/25/2035 (l)	304	309

Series 2005-AR10, Class 1A3, 4.12%, 9/25/2035 (l)	200	202

Series 2005-AR14, Class 1A4, 4.19%, 12/25/2035 (l)	270	268

Series 2005-AR8, Class 2AB2, 3.32%, 7/25/2045 (l)	2,014	2,026

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-H, Class A1, 4.72%, 9/25/2033 (l)	122	124

Series 2003-K, Class 1A1, 4.68%, 11/25/2033 (l)	168	171

Series 2003-M, Class A1, 4.90%, 12/25/2033 (l)	199	205

Series 2004-H, Class A1, 4.44%, 6/25/2034 (l)	83	85

Series 2004-K, Class 1A2, 4.48%, 7/25/2034 (l)	50	51

Series 2004-N, Class A7, 4.61%, 8/25/2034 (l)	120	122

Series 2004-EE, Class 2A2, 4.57%, 12/25/2034 (l)	73	76

Series 2004-Z, Class 2A2, 4.98%, 12/25/2034 (l)	115	118

Series 2004-CC, Class A1, 4.99%, 1/25/2035 (l)	407	418

Series 2004-DD, Class 1A1, 5.01%, 1/25/2035 (l)	222	232

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2005-AR1, Class 1A1, 5.08%, 2/25/2035 (l)	585	604

Series 2005-AR3, Class 1A1, 4.69%, 3/25/2035 (l)	272	282

Series 2005-AR2, Class 3A1, 5.12%, 3/25/2035 (l)	65	66

Series 2005-AR2, Class 2A2, 5.15%, 3/25/2035 (l)	193	199

Series 2005-AR10, Class 2A1, 4.84%, 6/25/2035 (l)	314	325

Series 2005-AR14, Class A1, 4.55%, 8/25/2035 (l)	331	339

Series 2005-AR16, Class 6A3, 4.68%, 10/25/2035 (l)	150	153

Series 2005-17, Class 2A1, 5.50%, 1/25/2036	1,141	1,155

Series 2006-AR6, Class 7A1, 4.81%, 3/25/2036 (l)	346	354

Series 2006-AR2, Class 2A3, 4.96%, 3/25/2036 (l)	32	33

Series 2006-AR3, Class A3, 5.22%, 3/25/2036 (l)	108	109

		88,422

Total Collateralized Mortgage Obligations (Cost $91,009)		91,536

U.S. Treasury Obligations — 1.5%

U.S. Treasury Notes

1.63%, 7/31/2019	700	699

1.00%, 8/31/2019	350	348

1.25%, 10/31/2019	650	646

1.50%, 10/31/2019	700	697

1.00%, 11/15/2019	600	595

1.00%, 11/30/2019	700	694

1.50%, 11/30/2019	400	398

1.13%, 12/31/2019	600	595

2.00%, 1/31/2020 (o)	47,200	47,049

Total u.s. Treasury Obligations (Cost $51,677)		51,721

Supranational — 0.2%

Supranational — 0.2%

European Investment Bank

2.80%, 1/15/2021	AUD 1,837	1,320

2.25%, 7/30/2021 (e)	CAD 1,990	1,500

0.50%, 6/21/2023	AUD 1,210	800

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	51

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Long Positions — continued

Supranational — continued

Supranational — continued

Inter-American Development Bank

0.50%, 5/23/2023	CAD 3,650		2,575

4.40%, 1/26/2026	CAD 614		521

Total Supranational (Cost $6,918)			6,716

	NO. OF CONTRACTS
Options Purchased — 0.1%

Call Options Purchased — 0.1%

United States — 0.1%

iShares MSCI Emerging Markets ETF 6/21/2019 at USD 44.00, American Style Notional Amount: USD 3,833 Exchange Traded*	38,522		3,833

Put Options Purchased — 0.0% (b)

United States — 0.0% (b)

S&P 500 Index 6/21/2019 at USD 2,785.00, European Style Notional Amount: USD 22,683 Exchange Traded*	77		122

Total Options Purchased (Cost $5,545)			3,955

	PRINCIPAL AMOUNT (000)
Convertible Bonds — 0.0% (b)

United States — 0.0% (b)

Liberty Interactive LLC

4.00%, 11/15/2029	55		38

3.75%, 2/15/2030	100		70

Whiting Petroleum Corp. 1.25%, 4/1/2020	434		420

Total Convertible Bonds (Cost $527)			528

	SHARES (000)
Preferred Stocks — 0.0% (b)

United States — 0.0% (b)

Claire’s Stores, Inc.* ‡	—	(c)	314

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 8.47%, 2/15/2040 ($25 par value) (f)	1		16

Goodman Networks, Inc. (Preference)* ‡	3		—	(c)

Total Preferred Stocks (Cost $136)			330

INVESTMENTS	NO. OF RIGHTS (000)	VALUE (000)

Rights — 0.0% (b)

United States — 0.0% (b)

Media General, Inc., CVR* ‡	44	—	(c)

Vistra Energy Corp., expiring 12/31/2049*‡	17	14

Total Rights (Cost $—)		14

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)

Canada — 0.0% (b)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 USD* (Cost $—)	28	3

	PRINCIPAL AMOUNT (000)
Short-Term Investments — 10.8%

Certificates of Deposit — 0.0% (b)

Barclays Bank plc 2.95%, 4/9/2020	477	477

Canadian Imperial Bank of Commerce (ICE LIBOR USD 3 Month + 0.32%), 2.92%, 7/5/2019 (f)	300	300

MUFG Bank Ltd. 2.80%, 2/26/2020 (e)	500	501

Wells Fargo Bank NA 2.70%, 8/7/2019	650	651

Total Certificates of Deposit (Cost $1,927)		1,929

Commercial Paper — 0.2%

ABN AMRO Funding USA LLC 2.91%, 5/20/2019 (p)	250	250

Anheuser-Busch InBev Worldwide, Inc. 2.74%, 8/1/2019 (p)	320	318

AT&T, Inc. 3.00%, 6/5/2019 (p)	250	249

Bank of China Ltd. 3.13%, 5/10/2019 (p)	350	350

Coca-Cola Co. (The)

2.90%, 7/17/2019 (p)	260	259

2.92%, 12/13/2019 (p)	347	341

Credit Suisse AG 3.02%, 8/6/2019 (p)	250	248

Enbridge, Inc. 2.86%, 5/1/2015 (p)	300	300

Enel Finance America LLC 2.89%, 10/29/2019 (p)	320	315

Engie SA 2.73%, 6/4/2019 (p)	600	599

Eni Finance USA, Inc. 2.77%, 7/16/2019 (p)	460	457

Federation des Caisses Desjardins du Quebec 2.96%, 7/22/2019 (p)	250	248

Macquarie Bank Ltd. 3.26%, 10/11/2019 (p)	250	247

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Short-Term Investments — continued

Commercial Paper — continued

Ontario Teachers’ Finance Trust

2.91%, 6/25/2019 (e) (p)	500	498

3.01%, 8/27/2019 (e) (p)	600	595

PPG Industries, Inc. 2.70%, 5/17/2019 (p)	250	250

TransCanada PipeLines Ltd. 2.74%, 5/24/2019 (p)	250	249

Walgreens Boots Alliance, Inc. 3.15%, 8/5/2019 (p)	300	298

Welltower, Inc. 2.79%, 5/2/2019 (p)	300	300

Total Commercial Paper (Cost $6,368)		6,371

Foreign Government Treasury Bills — 2.4%

Canadian Treasury Bills

2.01%, 9/19/2019 (p)	CAD 37,492	27,803

1.77%, 11/14/2019 (p)	CAD 1,571	1,162

2.09%, 11/14/2019 (p)	CAD 36,128	26,724

1.99%, 12/12/2019 (p)	CAD 37,870	27,975

Nigeria Treasury Bills 17.14%, 1/2/2020 (p)	NGN 125,000	317

Total Foreign Government Treasury Bills (Cost $85,025)		83,981

	SHARES (000)

Investment Companies — 8.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (q) (r) (Cost $290,883)	290,795	290,883

Total Short-Term Investments (Cost $384,203)		383,164

Total Long Positions (Cost $3,186,712)		3,475,982

Short Positions — (1.0)%
Common Stocks — (0.9)%

United States — (0.9)%

AmerisourceBergen Corp.	(12)	(897)

Amgen, Inc.	(6)	(1,135)

Apple, Inc. (d)	(8)	(1,687)

Cardinal Health, Inc.	(12)	(565)

Colgate-Palmolive Co.	(6)	(421)

CVS Health Corp.	(58)	(3,165)

GrubHub, Inc.*	(21)	(1,399)

Harley-Davidson, Inc.	(79)	(2,957)

HCA Healthcare, Inc.	(19)	(2,466)

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Home Depot, Inc. (The)	(41)	(8,365)

JB Hunt Transport Services, Inc.	(23)	(2,198)

Laboratory Corp. of America Holdings*	(3)	(425)

McKesson Corp.	(25)	(3,003)

MGM Resorts International	(61)	(1,623)

Molson Coors Brewing Co., Class B	(9)	(546)

National Beverage Corp.	(4)	(228)

Quest Diagnostics, Inc.	(8)	(804)

Vertex Pharmaceuticals, Inc.*	(3)	(541)

Total Common Stocks (Proceeds $(33,028))		(32,425)

Exchange Traded Funds — (0.1)%

United States — (0.1)%

SPDR S&P 500 ETF Trust (Proceeds $(2,284))	(8)	(2,295)

Total Short Positions (Proceeds $(35,312))		(34,720)

Total Investments — 97.3% (Cost $3,151,400)		3,441,262

Other Assets Less Liabilities — 2.7%		95,930

Net Assets — 100.0%		3,537,192

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	53

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Foreign Government Securities	7.9%

Banks	6.9

Asset-Backed Securities	4.8

Oil, Gas & Consumable Fuels	4.0

Insurance	3.9

Pharmaceuticals	3.5

Commercial Mortgage-Backed Securities	3.4

Collateralized Mortgage Obligations	2.6

IT Services	2.6

Foreign Government Treasury Bills	2.4

Software	2.3

Media	2.3

Capital Markets	2.0

Diversified Telecommunication Services	1.8

Health Care Providers & Services	1.8

Semiconductors & Semiconductor Equipment	1.8

Electric Utilities	1.6

Hotels, Restaurants & Leisure	1.5

Food Products	1.5

Interactive Media & Services	1.5

U.S. Treasury Notes	1.5

Specialty Retail	1.4

Machinery	1.3

Chemicals	1.2

Internet & Direct Marketing Retail	1.2

INDUSTRY	PERCENTAGE

Equity Real Estate Investment Trusts (REITs)	1.2%

Aerospace & Defense	1.1

Automobiles	1.1

Beverages	1.0

Road & Rail	1.0

Containers & Packaging	1.0

Diversified Financial Services	1.0

Food & Staples Retailing	1.0

Others (each less than 1.0%)	16.5

Short-Term Investments	8.4

INDUSTRY (SHORT)	PERCENTAGE

Health Care Providers & Services	32.6%

Specialty Retail	24.1

Automobiles	8.5

Mutual Funds	6.6

Road & Rail	6.3

Technology Hardware, Storage & Peripherals	4.9

Biotechnology	4.9

Hotels, Restaurants & Leisure	4.7

Internet & Direct Marketing Retail	4.0

Beverages	2.2

Household Products	1.2

Abbreviations

ABS	Asset-backed securities
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
COP	Colombian Peso
CVA	Dutch Certification
CVR	Contingent Value Rights
DKK	Danish Krone
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corp.
GNMA	Government National Mortgage Association
GS	Goldman Sachs
ICE	Intercontinental Exchange

IDR	Indonesian Rupiah
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of April 30, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MXN	Mexican Peso
NGN	Nigerian Naira
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	APRIL 30, 2019

PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
SCA	Limited partnership with share capital
SEK	Swedish Krona
SPDR	Standard & Poor’s Depository Receipts
USD	United States Dollar
ZAR	South African Rand

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)

All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $21,423,000 and $27,375,000 respectively.

(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2019.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2019.

(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2019.
(j)	Defaulted security.
(k)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2019.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of April 30, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(p)	The rate shown is the effective yield as of April 30, 2019.
(q)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(r)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts

Australia 10 Year Bond	31	06/2019	AUD	3,022	20

Canada 10 Year Bond	1	06/2019	CAD	103	1

EURO STOXX 50 Index	217	06/2019	EUR	8,414	464

Euro-Bobl	12	06/2019	EUR	1,789	4

Euro-BTP	24	06/2019	EUR	3,512	102

Euro-Bund	32	06/2019	EUR	5,933	56

Euro-Buxl	26	06/2019	EUR	5,504	202

Euro-OAT	48	06/2019	EUR	8,722	224

Foreign Exchange EUR/USD	993	06/2019	USD	139,790	(1,745)

Foreign Exchange JPY/USD	1,405	06/2019	USD	158,185	(174)

FTSE 100 Index	45	06/2019	GBP	4,331	139

Japan 10 Year Bond	4	06/2019	JPY	5,487	11

Japan 10 Year Bond Mini	86	06/2019	JPY	11,800	9

Long Gilt	26	06/2019	GBP	4,317	(7)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	55

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts — continued

Russell 2000 E-Mini Index	129	06/2019	USD	10,277	405

S&P 500 E-Mini Index	3,106	06/2019	USD	458,057	21,547

Short-Term Euro-BTP	40	06/2019	EUR	4,989	24

SPI 200 Index	131	06/2019	AUD	14,566	224

TOPIX Index	55	06/2019	JPY	8,016	65

U.S. Treasury 5 Year Note	4,584	06/2019	USD	530,132	2,384

U.S. Treasury 10 Year Note	44	06/2019	USD	5,442	3

					23,958

Short Contracts

EURO STOXX 50 Index	(1,146)	06/2019	EUR	(44,436)	(1,733)

Euro-Schatz	(10)	06/2019	EUR	(1,255)	(2)

FTSE 100 Index	(300)	06/2019	GBP	(28,873)	(1,324)

MSCI EAFE E-Mini Index	(1,086)	06/2019	USD	(104,033)	(4,436)

MSCI Europe Equity Index	(8,241)	06/2019	EUR	(208,940)	(10,985)

U.S. Treasury 2 Year Note	(108)	06/2019	USD	(23,006)	(77)

U.S. Treasury 5 Year Note	(64)	06/2019	USD	(7,401)	(57)

U.S. Treasury 10 Year Ultra Note	(59)	06/2019	USD	(7,777)	(132)

					(18,746)

					5,212

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of April 30, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
EUR	6,082	USD	6,785	Goldman Sachs International	5/3/2019	36
GBP	37	USD	48	Goldman Sachs International	5/3/2019	—	(a)
USD	983	AUD	1,385	TD Bank Financial Group	5/3/2019	6
USD	551	EUR	490	BNP Paribas	5/3/2019	2
USD	6,327	EUR	5,592	State Street Corp.	5/3/2019	54
USD	377	GBP	289	BNP Paribas	5/3/2019	—	(a)
JPY	707,481	USD	6,329	State Street Corp.	5/7/2019	25
USD	82,252	CAD	109,677	State Street Corp.	5/7/2019	374
USD	1,066	EUR	947	Merrill Lynch International	5/15/2019	3
USD	237	EUR	211	TD Bank Financial Group	5/15/2019	1
USD	82,303	CAD	109,677	BNP Paribas	5/17/2019	403
IDR	2,408,699	USD	169	Citibank, NA**	5/22/2019	—	(a)
INR	11,442	USD	162	Citibank, NA**	5/22/2019	2
JPY	19,038	USD	171	Citibank, NA	5/22/2019	1
USD	339	EUR	299	Merrill Lynch International	5/22/2019	3

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	APRIL 30, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	508	EUR	449	TD Bank Financial Group	5/22/2019	3
USD	333	INR	23,249	Citibank, NA**	5/22/2019	— (a)
USD	163	KRW	190,082	Citibank, NA**	5/22/2019	— (a)
USD	171	KRW	197,925	Goldman Sachs International**	5/22/2019	1
USD	166	TRY	986	HSBC Bank, NA	5/22/2019	3
EUR	768	CHF	861	Merrill Lynch International	6/5/2019	16
EUR	969	CHF	1,100	TD Bank Financial Group	6/5/2019	7
JPY	1,098,180	USD	9,849	TD Bank Financial Group	6/5/2019	38
USD	5,685	AUD	7,967	Merrill Lynch International	6/5/2019	64
USD	5,764	CAD	7,571	State Street Corp.	6/5/2019	108
USD	1,645	CHF	1,643	Barclays Bank plc	6/5/2019	28
USD	6,815	CHF	6,717	Deutsche Bank AG	6/5/2019	201
USD	313,436	EUR	272,989	Barclays Bank plc	6/5/2019	6,323
USD	1,724	EUR	1,500	BNP Paribas	6/5/2019	36
USD	1,101	EUR	968	Merrill Lynch International	6/5/2019	11
USD	402	EUR	355	Royal Bank of Canada	6/5/2019	3
USD	1,128	EUR	1,000	TD Bank Financial Group	6/5/2019	3
USD	29,454	GBP	22,017	Merrill Lynch International	6/5/2019	689
USD	85,323	JPY	9,380,381	State Street Corp.	6/5/2019	867
USD	628	NOK	5,398	Citibank, NA	6/5/2019	1
USD	2,397	SEK	21,974	BNP Paribas	6/5/2019	76
USD	1,629	DKK	10,555	BNP Paribas	6/6/2019	38
CLP	240,370	USD	354	Goldman Sachs International**	6/19/2019	1
KZT	169,258	USD	437	Goldman Sachs International**	6/19/2019	4
MXN	407	USD	21	Goldman Sachs International	6/19/2019	1
MXN	510	USD	26	TD Bank Financial Group	6/19/2019	— (a)
PLN	1,454	USD	379	Citibank, NA	6/19/2019	3
RUB	44,289	USD	667	Citibank, NA**	6/19/2019	14
USD	152	ARS	7,193	Goldman Sachs International**	6/19/2019	1
USD	419	BRL	1,624	Goldman Sachs International**	6/19/2019	7
USD	683	CLP	457,733	Citibank, NA**	6/19/2019	8
USD	144	CNY	969	HSBC Bank, NA**	6/19/2019	— (a)
USD	282	COP	884,634	Citibank, NA**	6/19/2019	9
USD	676	COP	2,147,489	Goldman Sachs International**	6/19/2019	13
USD	713	EUR	621	Citibank, NA	6/19/2019	14
USD	2,013	EUR	1,776	State Street Corp.	6/19/2019	13
USD	293	KRW	340,975	Goldman Sachs International**	6/19/2019	— (a)
USD	368	PLN	1,397	State Street Corp.	6/19/2019	2
USD	338	TRY	1,941	Citibank, NA	6/19/2019	22
USD	325	TRY	1,862	Merrill Lynch International	6/19/2019	22
ZAR	2,149	USD	147	Citibank, NA	6/19/2019	2
ZAR	1,933	USD	133	Merrill Lynch International	6/19/2019	1

Total unrealized appreciation						9,563

AUD	1,385	USD	977	Merrill Lynch International	5/3/2019	(1)
GBP	252	USD	331	Citibank, NA	5/3/2019	(2)
CAD	109,677	USD	82,284	BNP Paribas	5/7/2019	(406)
JPY	218,611	USD	1,966	BNP Paribas	5/7/2019	(3)
JPY	172,088	USD	1,557	Goldman Sachs International	5/7/2019	(12)
USD	9,827	JPY	1,098,180	TD Bank Financial Group	5/7/2019	(36)
USD	1,520	CAD	2,042	TD Bank Financial Group	5/17/2019	(5)
BRL	1,285	USD	334	Merrill Lynch International**	5/22/2019	(7)
CHF	346	EUR	304	Goldman Sachs International	5/22/2019	(2)
CLP	224,868	USD	338	Goldman Sachs International**	5/22/2019	(6)
CNY	4,543	USD	675	Merrill Lynch International**	5/22/2019	— (a)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	57

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
COP	1,059,728	USD	342	Goldman Sachs International**	5/22/2019	(14)
EUR	304	PLN	1,310	Goldman Sachs International	5/22/2019	(1)
KRW	190,817	USD	167	Citibank, NA**	5/22/2019	(3)
KRW	192,985	USD	170	Goldman Sachs International**	5/22/2019	(5)
TRY	986	USD	163	Barclays Bank plc	5/22/2019	— (a)
USD	170	JPY	19,038	Goldman Sachs International	5/22/2019	(1)
ZAR	2,001	USD	142	HSBC Bank, NA	5/22/2019	(2)
CHF	437	USD	431	State Street Corp.	6/5/2019	(1)
CHF	1,780	USD	1,794	TD Bank Financial Group	6/5/2019	(40)
EUR	1,057	GBP	912	Barclays Bank plc	6/5/2019	(3)
EUR	731	GBP	630	Royal Bank of Canada	6/5/2019	(1)
EUR	2,166	USD	2,445	Barclays Bank plc	6/5/2019	(8)
EUR	1,968	USD	2,229	Merrill Lynch International	6/5/2019	(15)
EUR	794	USD	905	TD Bank Financial Group	6/5/2019	(11)
GBP	2,360	USD	3,095	Barclays Bank plc	6/5/2019	(12)
GBP	42,213	USD	56,436	Royal Bank of Canada	6/5/2019	(1,285)
NOK	16,367	USD	1,926	BNP Paribas	6/5/2019	(26)
SEK	52,453	USD	5,752	State Street Corp.	6/5/2019	(213)
USD	6,804	EUR	6,082	Goldman Sachs International	6/5/2019	(38)
USD	48	GBP	37	Goldman Sachs International	6/5/2019	— (a)
USD	1,464	JPY	162,741	Merrill Lynch International	6/5/2019	(1)
USD	1,554	NOK	13,444	Barclays Bank plc	6/5/2019	(6)
DKK	26,734	USD	4,125	Merrill Lynch International	6/6/2019	(95)
ARS	7,193	USD	160	Goldman Sachs International**	6/19/2019	(10)
CLP	443,745	USD	663	Goldman Sachs International**	6/19/2019	(8)
CNY	969	USD	145	Barclays Bank plc**	6/19/2019	(1)
COP	1,041,243	USD	335	Barclays Bank plc**	6/19/2019	(14)
COP	1,095,855	USD	349	Credit Suisse International**	6/19/2019	(11)
COP	1,142,961	USD	360	Goldman Sachs International**	6/19/2019	(7)
EUR	1,193	PLN	5,162	Citibank, NA	6/19/2019	(9)
IDR	5,106,461	USD	358	Citibank, NA**	6/19/2019	(1)
KRW	1,126,884	USD	996	Merrill Lynch International**	6/19/2019	(26)
PLN	5,162	USD	1,354	Merrill Lynch International	6/19/2019	(1)
TRY	1,902	USD	310	Barclays Bank plc	6/19/2019	(1)
USD	353	IDR	5,106,461	Standard Chartered Bank**	6/19/2019	(3)
USD	440	KZT	169,258	Standard Chartered Bank**	6/19/2019	(1)
USD	520	MXN	10,277	Citibank, NA	6/19/2019	(18)
USD	29	MXN	567	Goldman Sachs International	6/19/2019	— (a)
USD	662	RUB	44,289	Goldman Sachs International**	6/19/2019	(19)
USD	415	ZAR	6,099	Citibank, NA	6/19/2019	(9)
USD	78	ZAR	1,131	Merrill Lynch International	6/19/2019	(1)
ZAR	508	USD	36	HSBC Bank, NA	6/19/2019	— (a)
ZAR	341	USD	24	Merrill Lynch International	6/19/2019	— (a)

Total unrealized depreciation						(2,401)

Net unrealized appreciation						7,162

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	APRIL 30, 2019

Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	China Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	India Rupee

JPY	Japanese Yen
KRW	Korean Republic Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection (1) as of April 30, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (3)	NOTIONAL AMOUNT (4)	UPFRONT PAYMENTS (RECEIPTS) ($) (5)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Republic of Russian Federation, 2.25%, 03/31/2030	1.00	Quarterly	Goldman Sachs International	12/20/2023	1.16	USD 3,000	60	(43)	17
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Goldman Sachs International	6/20/2024	4.50	USD 201	29	1	30
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Goldman Sachs International	6/20/2024	4.50	USD 201	28	2	30

							117	(40)	77

People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.37	USD 1,840	(30)	(24)	(54)
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.86	USD 4,500	(108)	(39)	(147)
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.86	USD 1,822	37	(50)	(13)
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.86	USD 2,278	47	(64)	(17)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2023	1.02	USD 500	10	(10)	— (a)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Citibank, NA	12/20/2023	1.02	USD 800	15	(15)	— (a)

							(29)	(202)	(231)

							88	(242)	(154)

OTC Credit default swap contracts outstanding — sell protection (2) as of April 30, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE RECEIVED BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (3)	NOTIONAL AMOUNT (4)	UPFRONT PAYMENTS (RECEIPTS) ($) (5)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Republic of Argentine, 7.50%, 4/22/2026	5.00	Quarterly	Citibank, NA	6/20/2024	11.94	USD 354	(50)	(27)	(77)

							(50)	(27)	(77)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	59

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Centrally Cleared Credit default swap contracts outstanding — buy protection (1) as of April 30, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (3)	NOTIONAL AMOUNT (4)	UPFRONT PAYMENTS (RECEIPTS) ($) (5)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
iTraxx Asia ex-Japan IG 30.1	1.00	Quarterly	12/20/2023	0.55	USD 600	(1)	(12)	(13)

						(1)	(12)	(13)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(3)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(4)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Centrally Cleared Interest rate swap contracts outstanding as of April 30, 2019 (amounts in thousands):
FLOATING RATE INDEX (b)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
6 month BUBOR semi-annually	3.08 annually	Receive	1/31/2029	HUF 200,000	—	4
1 month TIIE monthly	8.11 monthly	Pay	2/2/2024	MXN 22,000	—	11
1 month TIIE monthly	8.20 monthly	Pay	1/21/2022	MXN 21,646	—	6

					—	21

Chilean Peso at maturity	3.18% semi-annually	Pay	4/30/2021	CLP 2,400,000	—	—	(a)
Chilean Peso at maturity	3.53% semi-annually	Receive	4/30/2024	CLP 1,000,000	—	—	(a)

					—	—	(a)

					—	21

Abbreviations

BUBOR	Budapest Interbank Offered Rate
CLP	Chilean Peso
HUF	Hungarian Forint
MXN	Mexican Peso
TIIE	Interbank Equilibrium Interest Rate
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Value of floating rate index at April 30, 2019 was as follows:

FLOATING RATE INDEX	VALUE

6 Month BUBOR	0.25%

1 Month TIIE	8.50%

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	APRIL 30, 2019

OTC Total Return Basket Swaps Outstanding at April 30, 2019 (amounts in thousands):
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	ABSOLUTE NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE

Bank of America, NA	The Fund receives the total return on a portfolio of long equity positions and pays net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.35% to 1.50%), which is denominated in GBP based on the local currencies of the positions within the swaps.	10/30/2020	$38,088	$(936)	$197	$(739)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stock
United Kingdom
Ashtead Group plc	89	2,458	133	0.0	(a)
BP plc	503	3,660	(134)	0.0	(a)
BT Group plc	655	1,955	45	0.0	(a)
Diageo plc	83	3,520	113	0.0	(a)
Fevertree Drinks plc	27	1,103	70	0.0	(a)
GlaxoSmithKline plc	292	6,002	(50)	0.0	(a)
HSBC Holdings plc	202	1,760	42	0.0	(a)
Imperial Brands plc	84	2,661	(123)	0.0	(a)
Micro Focus International plc	46	1,167	(255)	0.0	(a)
Persimmon plc	43	1,247	15	0.0	(a)
Taylor Wimpey plc	592	1,405	(20)	0.0	(a)

	2,616	26,938	(164)	0.0	(a)

United States
Burford Capital Ltd.	81	1,742	(77)	0.0	(a)

Australia
BHP Group plc	108	2,557	(189)	0.0	(a)
Rio Tinto plc	75	4,383	(239)	0.0	(a)

	183	6,940	(428)	0.0	(a)

South Africa
Anglo American plc	95	2,468	(267)	0.0	(a)

Total Long Positions of Total Return Basket Swaps	2,975	38,088	(936)	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:
VALUE
GBP LIBOR	0.73%

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	61

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Summary of total swap contracts outstanding as of April 30, 2019 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS)($)	VALUE($)
Assets
OTC Credit default swap contracts outstanding—buy protection	117	77

Total OTC swap contracts outstanding	117	77

Liabilities
OTC Credit default swap contracts outstanding—buy protection	(29)	(231)
OTC Credit default swap contracts outstanding—sell protection	(50)	(77)
Total return basket swaps contracts outstanding	—	(739)

Total OTC swap contracts outstanding	(79)	(1,047)

Abbreviations

GBP	British Pound
LIBOR	London Interbank Offered Rate

(a)	Amounts rounds to less than 0.1% of net assets.
(1)	Notional value represents market value as of April 30, 2019 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain(loss) of the positions subsequent to the swap reset.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	APRIL 30, 2019

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — 34.4%

Argentina — 0.0% (a)

YPF SA

8.50%, 3/23/2021 (b)	690	672

8.75%, 4/4/2024 (b)	1,760	1,683

6.95%, 7/21/2027 (b)	2,000	1,695

		4,050

Australia — 0.5%

Australia & New Zealand Banking Group Ltd.

5.10%, 1/13/2020 (c)	1,999	2,032

(ICE LIBOR USD 3 Month + 0.32%), 3.02%, 11/9/2020 (c) (d)	1,950	1,952

(ICE LIBOR USD 3 Month + 0.46%), 3.14%, 5/17/2021 (c) (d)	2,210	2,215

(USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (c) (d) (e) (f)	12,431	13,472

BHP Billiton Finance USA Ltd. (USD Swap Semi 5 Year + 5.09%), 6.75%, 10/19/2075 (c) (d)	1,720	1,935

Commonwealth Bank of Australia

1.75%, 11/7/2019 (c)	405	403

2.25%, 3/10/2020 (c)	2,197	2,189

2.30%, 3/12/2020	840	838

5.00%, 3/19/2020 (c)	260	265

(ICE LIBOR USD 3 Month + 0.32%), 2.92%, 6/25/2020 (c) (d)	540	541

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (c)	1,290	1,306

5.13%, 5/15/2024 (c)	1,089	1,106

Macquarie Bank Ltd. 2.40%, 1/21/2020 (c)	5,852	5,837

Macquarie Group Ltd. 6.00%, 1/14/2020 (c)	662	677

National Australia Bank Ltd.

(ICE LIBOR USD 3 Month + 0.59%), 3.17%, 1/10/2020 (c) (d)	1,516	1,521

(ICE LIBOR USD 3 Month + 0.51%), 3.17%, 5/22/2020 (c) (d)	3,224	3,239

2.50%, 1/12/2021	611	608

(ICE LIBOR USD 3 Month + 0.71%), 3.45%, 11/4/2021 (c) (d)	3,070	3,090

Scentre Group Trust 1

REIT, 2.38%, 11/5/2019 (c)	2,602	2,595

REIT, 2.38%, 4/28/2021 (c)	324	320

Suncorp-Metway Ltd. 2.35%, 4/27/2020 (c)	2,127	2,114

Westpac Banking Corp.

4.88%, 11/19/2019	5,295	5,356

2.65%, 1/25/2021	3,400	3,397

		57,008

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Azerbaijan — 0.1%

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	950	1,073

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (b)	1,716	1,755

6.95%, 3/18/2030 (b)	2,380	2,710

		5,538

Belarus — 0.0% (a)

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (c)	750	755

Brazil — 0.1%

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (b)	1,750	1,925

GTL Trade Finance, Inc. 5.89%, 4/29/2024 (b)	496	535

JSL Europe SA 7.75%, 7/26/2024 (b)	1,537	1,532

Petrobras Global Finance BV

6.00%, 1/27/2028	900	924

6.90%, 3/19/2049	1,360	1,359

6.85%, 6/5/2115	900	878

Suzano Austria GmbH 6.00%, 1/15/2029 (b)	1,050	1,123

Votorantim Cimentos International SA 7.25%, 4/5/2041 (b)	1,840	2,093

		10,369

Canada — 1.4%

1011778 BC ULC 4.25%, 5/15/2024 (c)	2,505	2,467

Advanz Pharma Corp. 8.00%, 9/6/2024	2,095	1,959

Alimentation Couche-Tard, Inc.

2.35%, 12/13/2019 (c)	2,339	2,331

(ICE LIBOR USD 3 Month + 0.50%), 3.11%, 12/13/2019 (c) (d)	2,093	2,092

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (c)	1,332	1,379

Bank of Montreal

(ICE LIBOR USD 3 Month + 0.25%), 2.85%, 9/11/2019 (d)	1,843	1,844

(ICE LIBOR USD 3 Month + 0.34%), 2.94%, 7/13/2020 (d)	2,990	2,997

Baytex Energy Corp. 5.63%, 6/1/2024 (c)	364	345

Bombardier, Inc.

6.00%, 10/15/2022 (c)	2,688	2,690

6.13%, 1/15/2023 (c)	3,228	3,224

7.50%, 12/1/2024 (c)	3,887	3,955

7.50%, 3/15/2025 (c)	6,598	6,614

7.88%, 4/15/2027 (c)	3,690	3,713

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Canada — continued

Calfrac Holdings LP 8.50%, 6/15/2026 (c)	1,486	1,233

Canadian Pacific Railway Co. 7.25%, 5/15/2019	1,140	1,142

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (d)	17,630	18,968

Enbridge, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (d)	2,730	2,733

(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 7/15/2077 (d)	8,810	8,459

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (d)	8,689	8,816

Garda World Security Corp.

7.25%, 11/15/2021 (c)	310	310

8.75%, 5/15/2025 (c)	12,312	11,607

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	4,695	4,906

Hudbay Minerals, Inc.

7.25%, 1/15/2023 (c)	1,140	1,183

7.63%, 1/15/2025 (c)	825	858

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (c)	1,465	1,498

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (c)	1,913	1,707

Mattamy Group Corp. 6.88%, 12/15/2023 (c)	1,585	1,640

MEG Energy Corp.

6.38%, 1/30/2023 (c)	8,508	8,040

7.00%, 3/31/2024 (c)	2,346	2,225

6.50%, 1/15/2025 (c)	4,681	4,704

NOVA Chemicals Corp.

4.88%, 6/1/2024 (c)	4,465	4,364

5.00%, 5/1/2025 (c)	3,340	3,248

5.25%, 6/1/2027 (c)	2,995	2,943

Open Text Corp.

5.63%, 1/15/2023 (c)	1,957	2,006

5.88%, 6/1/2026 (c)	1,781	1,866

Precision Drilling Corp.

7.75%, 12/15/2023	1,540	1,602

5.25%, 11/15/2024	248	235

7.13%, 1/15/2026 (c)	4,997	5,022

Quebecor Media, Inc. 5.75%, 1/15/2023	6,473	6,748

Royal Bank of Canada 2.50%, 1/19/2021	4,850	4,846

Stars Group Holdings BV 7.00%, 7/15/2026 (c)	3,175	3,330

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Canada — continued

Toronto-Dominion Bank (The) 2.55%, 1/25/2021	4,850	4,845

TransCanada PipeLines Ltd. 2.13%, 11/15/2019	1,259	1,254

Transcanada Trust

(ICE LIBOR USD 3 Month + 3.53%), 5.63%, 5/20/2075 (d)	1,910	1,906

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (d)	4,474	4,580

(ICE LIBOR USD 3 Month + 3.21%), 5.30%, 3/15/2077 (d)	653	625

Videotron Ltd.

5.38%, 6/15/2024 (c)	5,053	5,306

5.13%, 4/15/2027 (c)	1,840	1,881

		172,246

Chile — 0.0% (a)

Corp. Nacional del Cobre de Chile 4.88%, 11/4/2044 (b)	1,700	1,832

Empresa Electrica Angamos SA 4.88%, 5/25/2029 (b)	636	644

Empresa Nacional del Petroleo 3.75%, 8/5/2026 (b)	1,900	1,885

		4,361

China — 0.0% (a)

Alibaba Group Holding Ltd. 2.50%, 11/28/2019	1,794	1,792

State Grid Overseas Investment 2014 Ltd. 2.75%, 5/7/2019 (c)	663	663

State Grid Overseas Investment 2016 Ltd. 2.25%, 5/4/2020 (c)	360	357

		2,812

Colombia — 0.1%

Ecopetrol SA

5.88%, 9/18/2023	600	651

5.38%, 6/26/2026	1,610	1,723

7.38%, 9/18/2043	1,642	1,987

5.88%, 5/28/2045	1,400	1,442

		5,803

Croatia — 0.0% (a)

Hrvatska Elektroprivreda 5.88%, 10/23/2022 (c)	600	644

Denmark — 0.0% (a)

DKT Finance ApS 9.38%, 6/17/2023 (c)	2,935	3,177

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027	1,875	1,879

6.63%, 5/15/2039	1,134	1,208

Nordea Bank Abp

1.63%, 9/30/2019 (c)	2,052	2,043

4.88%, 1/27/2020 (c)	5,472	5,557

2.13%, 5/29/2020 (c)	1,040	1,033

(ICE LIBOR USD 3 Month + 0.47%), 3.10%, 5/29/2020 (c) (d)	720	723

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (c) (d) (e) (f)	3,870	3,957

		16,400

France — 0.6%

Air Liquide Finance SA 1.38%, 9/27/2019 (c)	2,020	2,008

Altice France SA

6.25%, 5/15/2024 (c)	3,080	3,157

7.38%, 5/1/2026 (c)	3,201	3,243

8.13%, 2/1/2027 (c)	4,569	4,775

Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020 (c)	2,000	1,999

BNP Paribas SA

5.00%, 1/15/2021	2,500	2,593

(USD Swap Semi 5 Year + 4.15%), 6.63%, 3/25/2024 (c) (d) (e) (f)	3,400	3,468

BPCE SA 2.25%, 1/27/2020	1,469	1,463

Credit Agricole Corporate & Investment Bank SA

(ICE LIBOR USD 3 Month + 0.29%), 2.86%, 11/2/2020 (c) (d)	1,903	1,903

(ICE LIBOR USD 3 Month + 0.40%), 2.96%, 5/3/2021 (c) (d)	1,900	1,900

Credit Agricole SA

(ICE LIBOR USD 3 Month + 0.97%), 3.57%, 6/10/2020 (c) (d)	4,561	4,596

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c) (d) (e) (f)	6,835	7,782

Orange SA

5.38%, 7/8/2019	187	188

1.63%, 11/3/2019	3,954	3,931

Societe Generale SA

2.63%, 9/16/2020 (c)	2,786	2,780

2.50%, 4/8/2021 (c)	623	617

5.20%, 4/15/2021 (c)	1,200	1,251

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

France — continued

(USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (c) (d) (e) (f)	15,320	15,933

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (c) (d) (e) (f)	2,530	2,742

(USD Swap Semi 5 Year + 3.93%), 6.75%, 4/6/2028 (c) (d) (e) (f)	9,980	9,681

WEA Finance LLC

REIT, 2.70%, 9/17/2019 (c)	2,549	2,548

REIT, 3.25%, 10/5/2020 (c)	1,676	1,685

		80,243

Germany — 0.2%

BMW US Capital LLC 1.45%, 9/13/2019 (c)	91	91

(ICE LIBOR USD 3 Month + 0.38%), 2.97%, 4/6/2020 (c) (d)	1,040	1,042

(ICE LIBOR USD 3 Month + 0.37%), 3.06%, 8/14/2020 (c) (d)	501	502

Daimler Finance North America LLC

2.25%, 7/31/2019 (c)	620	619

1.75%, 10/30/2019 (c)	360	358

(ICE LIBOR USD 3 Month + 0.39%), 3.13%, 5/4/2020 (c) (d)	1,220	1,219

2.20%, 5/5/2020 (c)	300	298

(ICE LIBOR USD 3 Month + 0.53%), 3.26%, 5/5/2020 (c) (d)	1,705	1,706

2.45%, 5/18/2020 (c)	2,590	2,579

Deutsche Telekom International Finance BV 1.50%, 9/19/2019 (c)	773	769

2.23%, 1/17/2020 (c)	5,143	5,119

IHO Verwaltungs GmbH 4.50% (cash), 9/15/2023 (c) (g)	4,015	4,054

Siemens Financieringsmaatschappij NV 1.30%, 9/13/2019 (c)	320	318

Unitymedia GmbH 6.13%, 1/15/2025 (c)	3,388	3,507

		22,181

Ghana — 0.0% (a)

Tullow Oil plc 7.00%, 3/1/2025 (c)	4,313	4,392

Guatemala — 0.0% (a)

Energuate Trust 5.88%, 5/3/2027 (b)	1,147	1,141

Hong Kong — 0.0% (a)

HPHT Finance 15 Ltd. 2.88%, 3/17/2020 (c)	867	866

Hungary — 0.0% (a)

MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (c)	990	1,035

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Hungary — continued

MOL Group Finance SA 6.25%, 9/26/2019 (b)	800	809

		1,844

India — 0.0% (a)

Reliance Holding USA, Inc. 5.40%, 2/14/2022 (b)	830	872

		872

Indonesia — 0.1%

Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023 (c)	990	1,062

6.53%, 11/15/2028 (c)	2,600	2,956

6.76%, 11/15/2048 (c)	650	746

Minejesa Capital BV 4.63%, 8/10/2030 (c)	824	797

Pertamina Persero PT

4.30%, 5/20/2023 (b)	1,860	1,909

6.50%, 5/27/2041 (b)	580	668

6.00%, 5/3/2042 (b)	880	960

6.45%, 5/30/2044 (b)	1,990	2,284

6.45%, 5/30/2044 (c)	1,600	1,837

Perusahaan Listrik Negara PT

4.13%, 5/15/2027 (b)	680	670

6.25%, 1/25/2049 (b)	810	905

		14,794

Ireland — 0.3%

AerCap Global Aviation Trust (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (c) (d)	5,650	5,763

Allied Irish Banks plc (EUR Swap Annual 5 Year + 7.34%), 7.38%, 12/3/2020 (b) (d) (e) (f)	EUR 577	699

Ardagh Packaging Finance plc

7.25%, 5/15/2024 (c)	7,965	8,392

6.00%, 2/15/2025 (c)	13,220	13,319

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (c)	1,226	1,284

5.13%, 10/1/2023 (c)	3,433	3,567

5.25%, 5/15/2024 (c)	2,690	2,812

Bank of Ireland (EUR Swap Annual 5 Year + 6.96%), 7.38%, 6/18/2020 (b) (d) (e) (f)	EUR 577	686

James Hardie International Finance DAC 4.75%, 1/15/2025 (c)	1,080	1,083

Park Aerospace Holdings Ltd.

5.25%, 8/15/2022 (c)	992	1,033

5.50%, 2/15/2024 (c)	3,512	3,697

		42,335

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Italy — 0.2%

Enel SpA (USD Swap Semi 5 Year + 5.88%), 8.75%, 9/24/2073 (c) (d)	8,600	9,632

Telecom Italia Capital SA

6.38%, 11/15/2033	4,839	4,704

6.00%, 9/30/2034	3,360	3,108

Telecom Italia SpA 5.30%, 5/30/2024 (c)	2,195	2,187

Wind Tre SpA 5.00%, 1/20/2026 (c)	6,092	5,568

		25,199

Japan — 0.1%

Mitsubishi UFJ Trust & Banking Corp. 2.45%, 10/16/2019 (c)	450	450

Mizuho Bank Ltd.

2.65%, 9/25/2019 (c)	260	260

2.70%, 10/20/2020 (c)	1,428	1,425

MUFG Bank Ltd.

2.35%, 9/8/2019 (c)	2,400	2,397

2.30%, 3/5/2020 (c)	5,610	5,593

Nomura Holdings, Inc. 6.70%, 3/4/2020	2,711	2,799

Sumitomo Mitsui Banking Corp.

2.25%, 7/11/2019	430	430

2.45%, 1/16/2020	1,580	1,577

2.51%, 1/17/2020	750	749

Suntory Holdings Ltd. 2.55%, 9/29/2019 (c)	564	563

		16,243

Kazakhstan — 0.1%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	2,045	2,413

Kazakhstan Temir Zholy National Co. JSC 4.85%, 11/17/2027 (c)	1,876	1,944

KazMunayGas National Co. JSC

4.40%, 4/30/2023 (b)	1,150	1,176

4.75%, 4/24/2025 (c)	300	312

4.75%, 4/19/2027 (b)	500	517

5.38%, 4/24/2030 (c)	980	1,048

6.38%, 10/24/2048 (b)	2,040	2,252

Tengizchevroil Finance Co. International Ltd.

4.00%, 8/15/2026 (b)	800	799

		10,461

Luxembourg — 0.6%

Altice Financing SA

6.63%, 2/15/2023 (c)	4,642	4,758

7.50%, 5/15/2026 (c)	8,075	8,196

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Luxembourg — continued

Altice Luxembourg SA

7.75%, 5/15/2022 (c)	13,678	13,934

7.63%, 2/15/2025 (c)	2,165	2,024

INEOS Group Holdings SA 5.63%, 8/1/2024 (c)	9,470	9,541

Intelsat Connect Finance SA 9.50%, 2/15/2023 (c)	5,164	4,790

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	10,339	9,318

8.00%, 2/15/2024 (c)	6,435	6,716

8.50%, 10/15/2024 (c)	13,155	12,982

9.75%, 7/15/2025 (c)	1,585	1,627

Intelsat Luxembourg SA

7.75%, 6/1/2021	364	339

8.13%, 6/1/2023	2,288	1,730

		75,955

Mexico — 0.3%

Alfa SAB de CV 6.88%, 3/25/2044 (c)	712	773

America Movil SAB de CV 5.00%, 3/30/2020	3,907	3,969

BBVA Bancomer SA 6.75%, 9/30/2022 (b)	900	977

Cemex SAB de CV

5.70%, 1/11/2025 (c)	915	938

6.13%, 5/5/2025 (c)	9,110	9,470

7.75%, 4/16/2026 (c)	5,385	5,883

Grupo KUO SAB de CV 5.75%, 7/7/2027 (c)	1,850	1,778

Petroleos Mexicanos

5.38%, 3/13/2022	2,850	2,919

6.50%, 3/13/2027	1,870	1,889

5.35%, 2/12/2028	1,200	1,125

5.63%, 1/23/2046	1,999	1,667

6.75%, 9/21/2047	2,050	1,890

6.35%, 2/12/2048	500	441

		33,719

Morocco — 0.0% (a)

OCP SA 5.63%, 4/25/2024 (b)	2,180	2,292

		2,292

Netherlands — 0.3%

ABN AMRO Bank NV

1.80%, 9/20/2019 (c)	1,801	1,794

2.45%, 6/4/2020 (c)	4,037	4,023

(ICE LIBOR USD 3 Month + 0.57%), 3.21%, 8/27/2021 (c) (d)	2,220	2,228

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Netherlands — continued

Cooperatieve Rabobank UA

2.50%, 1/19/2021	5,000	4,981

(EUR Swap Annual 5 Year + 6.70%), 6.62%, 6/29/2021 (b) (d) (e) (f)	EUR 2,000	2,481

ING Bank NV

2.50%, 10/1/2019 (c)	1,023	1,022

(ICE LIBOR USD 3 Month + 0.69%), 3.28%, 10/1/2019 (c) (d)	562	563

(ICE LIBOR USD 3 Month + 0.97%), 3.65%, 8/17/2020 (c) (d)	401	405

ING Groep NV (USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (b) (d) (e) (f)	5,348	5,575

NXP BV 4.63%, 6/1/2023 (c)	4,085	4,262

Starfruit Finco BV 8.00%, 10/1/2026 (c)	1,075	1,103

UPCB Finance IV Ltd. 5.38%, 1/15/2025 (c)	8,895	9,092

Ziggo Bond Co. BV 5.88%, 1/15/2025 (c)	2,190	2,190

Ziggo BV 5.50%, 1/15/2027 (c)	1,764	1,759

		41,478

New Zealand — 0.1%

ANZ New Zealand Int’l Ltd.

2.60%, 9/23/2019 (c)	200	200

2.85%, 8/6/2020 (c)	3,000	3,004

BNZ International Funding Ltd.

2.40%, 2/21/2020 (c)	838	835

(ICE LIBOR USD 3 Month + 0.70%), 3.34%, 2/21/2020 (c) (d)	1,660	1,666

		5,705

Norway — 0.1%

Aker BP ASA

6.00%, 7/1/2022 (c)	373	385

5.88%, 3/31/2025 (c)	1,466	1,539

DNB Bank ASA

2.13%, 10/2/2020 (c)	618	613

(ICE LIBOR USD 3 Month + 0.37%), 2.97%, 10/2/2020 (c) (d)	5,000	5,010

(USD Swap Semi 5 Year + 5.08%), 6.50%, 3/26/2022 (b) (d) (e) (f)	972	1,007

		8,554

Panama — 0.0% (a)

Empresa de Transmision Electrica SA

5.13%, 5/2/2049 (c)	580	589

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Peru — 0.1%

BBVA Banco Continental SA 5.00%, 8/26/2022 (b)	990	1,042

Consorcio Transmantaro SA 4.38%, 5/7/2023 (b)	874	889

Nexa Resources SA 5.38%, 5/4/2027 (b)	2,590	2,690

Petroleos del Peru SA 4.75%, 6/19/2032 (c)	2,100	2,134

Southern Copper Corp. 5.88%, 4/23/2045	2,435	2,721

		9,476

Qatar — 0.1%

ABQ Finance Ltd.

3.63%, 4/13/2021 (b)	1,550	1,547

3.50%, 2/22/2022 (b)	2,570	2,547

Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (b)	565	572

		4,666

Singapore — 0.0% (a)

Temasek Financial I Ltd. 4.30%, 10/25/2019 (c)	4,096	4,128

South Africa — 0.0% (a)

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (b)	350	347

6.75%, 8/6/2023 (b)	600	603

7.13%, 2/11/2025 (b)	850	858

		1,808

South Korea — 0.0% (a)

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2047 (b) (d)	2,350	2,209

MagnaChip Semiconductor Corp. 6.63%, 7/15/2021 (h)	2,510	2,435

		4,644

Spain — 0.0% (a)

Banco Bilbao Vizcaya Argentaria SA (EUR Swap Annual 5 Year + 9.18%), 8.88%, 4/14/2021 (b) (d) (e) (f)	EUR 2,600	3,246

Sweden — 0.1%

Skandinaviska Enskilda Banken AB

1.50%, 9/13/2019	3,589	3,574

2.45%, 5/27/2020 (c)	1,389	1,384

(ICE LIBOR USD 3 Month + 0.43%), 3.11%, 5/17/2021 (c) (d)	3,100	3,106

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Sweden — continued

Svenska Handelsbanken AB 2.40%, 10/1/2020	1,906	1,897

		9,961

Switzerland — 0.4%

Credit Suisse Group AG

(USD Swap Semi 5 Year + 4.60%), 7.50%, 7/17/2023 (c) (d) (e) (f)	2,745	2,879

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (c) (d) (e) (f)	6,891	7,382

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (c) (d) (e) (f)	7,005	7,148

(USD Swap Semi 5 Year + 4.33%), 7.25%, 9/12/2025 (c) (d) (e) (f)	4,230	4,397

UBS AG 2.38%, 8/14/2019	2,003	2,002

UBS Group Funding Switzerland AG

(USD ICE Swap Rate 5 Year + 5.50%), 6.87%, 3/22/2021 (b) (d) (e) (f)	4,355	4,496

(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (c) (d) (e) (f)	14,510	15,126

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (d) (e) (f)	7,000	7,516

(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (b) (d) (e) (f)	3,000	3,099

		54,045

Trinidad and Tobago — 0.0% (a)

Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/2019 (b)	1,565	1,533

		1,533

Tunisia — 0.0% (a)

Banque Centrale de Tunisie International Bond 5.75%, 1/30/2025 (b)	1,000	913

Turkey — 0.0% (a)

KOC Holding A/S 5.25%, 3/15/2023 (b)	1,119	1,067

Turkiye Is Bankasi A/S 5.00%, 4/30/2020 (b)	1,240	1,215

		2,282

United Arab Emirates — 0.1%

DAE Funding LLC

4.50%, 8/1/2022 (c)	1,205	1,223

5.75%, 11/15/2023 (c)	665	696

5.00%, 8/1/2024 (c)	1,489	1,517

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)	6,875	6,695

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United Arab Emirates — continued

Telford Offshore Ltd. Series B, 14.00%, (Blend (cash 1.00% + PIK 13.00%)) 2/12/2024 (g)	1,150	520

		10,651

United Kingdom — 1.0%

Afren plc 6.63%, 12/9/2020 (b) (i)	3,075	1

Ashtead Capital, Inc.

5.63%, 10/1/2024 (c)	1,114	1,155

4.13%, 8/15/2025 (c)	2,645	2,625

4.38%, 8/15/2027 (c)	500	491

Barclays Bank plc

6.75%, 5/22/2019	320	321

5.13%, 1/8/2020	1,402	1,422

Barclays plc

(USD Swap Semi 5 Year + 6.77%), 7.88%, 3/15/2022 (b) (d) (e) (f)	5,397	5,687

(GBP Swap 5 Year + 6.46%), 7.25%, 3/15/2023 (b) (d) (e) (f)	GBP 6,299	8,655

(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (d) (e) (f)	1,844	1,906

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024 (d) (e) (f)	5,600	5,905

4.38%, 9/11/2024	3,678	3,706

5.20%, 5/12/2026	4,730	4,894

4.84%, 5/9/2028	1,277	1,280

BAT International Finance plc 2.75%, 6/15/2020 (c)	2,767	2,762

BP Capital Markets plc

1.77%, 9/19/2019	330	329

2.32%, 2/13/2020	950	947

Diageo Capital plc (ICE LIBOR USD 3 Month + 0.24%), 2.92%, 5/18/2020 (d)	450	450

HSBC Holdings plc

(ICE LIBOR USD 3 Month + 0.60%), 3.28%, 5/18/2021 (d)	3,290	3,295

(USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 6/1/2021 (d) (e) (f)	2,146	2,251

(EUR Swap Annual 5 Year + 5.34%), 6.00%, 9/29/2023 (b) (d) (e) (f)	EUR 4,600	5,870

(USD ICE Swap Rate 5 Year + 3.71%), 6.37%, 9/17/2024 (d) (e) (f)	4,840	4,967

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (d) (e) (f)	3,000	3,127

(USD ICE Swap Rate 5 Year + 3.61%), 6.50%, 3/23/2028 (d) (e) (f)	8,180	8,323

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United Kingdom — continued

Jaguar Land Rover Automotive plc 4.50%, 10/1/2027 (c)	4,010	3,308

Lloyds Bank plc 5.80%, 1/13/2020 (c)	270	276

Lloyds Banking Group plc

(USD Swap Semi 5 Year + 4.76%), 7.50%, 6/27/2024 (d) (e) (f)	8,508	8,933

(USD Swap Semi 5 Year + 4.50%), 7.50%, 9/27/2025 (d) (e) (f)	6,565	6,813

Royal Bank of Scotland Group plc

6.13%, 12/15/2022	14,167	15,162

6.00%, 12/19/2023	1,194	1,283

Santander UK plc

2.35%, 9/10/2019	1,760	1,758

2.38%, 3/16/2020	1,240	1,236

Standard Chartered plc

2.40%, 9/8/2019 (c)	3,423	3,416

2.25%, 4/17/2020 (c)	4,057	4,026

Virgin Media Secured Finance plc

5.25%, 1/15/2026 (c)	3,195	3,250

5.50%, 8/15/2026 (c)	4,060	4,161

Vodafone Group plc (USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (d)	3,190	3,351

		127,342

United States — 27.3%

Acadia Healthcare Co., Inc.

6.13%, 3/15/2021	528	529

5.63%, 2/15/2023	700	707

6.50%, 3/1/2024	3,004	3,109

ACCO Brands Corp. 5.25%, 12/15/2024 (c)	4,980	4,930

ACE Cash Express, Inc. 12.00%, 12/15/2022 (c)	2,638	2,467

ACI Worldwide, Inc. 5.75%, 8/15/2026 (c)	2,730	2,822

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (c)	5,880	4,777

Adient US LLC 7.00%, 5/15/2026 (c)	2,190	2,242

ADT Security Corp. (The)

4.13%, 6/15/2023	3,426	3,351

4.88%, 7/15/2032 (c)	1,020	844

AECOM 5.13%, 3/15/2027	4,166	4,182

AES Corp. 5.50%, 4/15/2025	5,117	5,311

Ahern Rentals, Inc. 7.38%, 5/15/2023 (c)	3,586	3,192

AIG Global Funding

1.95%, 10/18/2019 (c)	4,353	4,337

(ICE LIBOR USD 3 Month + 0.46%), 3.06%, 6/25/2021 (c) (d)	785	785

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (c)	4,805	4,409

AK Steel Corp.

6.38%, 10/15/2025	1,686	1,412

7.00%, 3/15/2027	2,343	1,986

Albertsons Cos. LLC

6.63%, 6/15/2024	9,925	10,235

5.75%, 3/15/2025	5,214	5,175

7.50%, 3/15/2026 (c)	3,647	3,866

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (c)	7,276	7,676

7.00%, 9/30/2026 (c)	1,650	1,778

Allegheny Technologies, Inc. 5.95%, 1/15/2021	947	966

Alliance Data Systems Corp.

5.88%, 11/1/2021 (c)	1,296	1,324

5.38%, 8/1/2022 (c)	3,159	3,206

Allison Transmission, Inc.

5.00%, 10/1/2024 (c)	3,655	3,697

4.75%, 10/1/2027 (c)	2,545	2,494

5.88%, 6/1/2029 (c)	1,410	1,450

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (d)	15,105	15,558

Ally Financial, Inc.

4.63%, 5/19/2022	12,606	12,925

5.13%, 9/30/2024	1,908	2,016

4.63%, 3/30/2025	2,607	2,685

5.75%, 11/20/2025	2,855	3,094

8.00%, 11/1/2031	2,055	2,631

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	6,171	5,948

5.88%, 11/15/2026	1,513	1,407

6.13%, 5/15/2027	2,144	1,997

AMC Networks, Inc.

5.00%, 4/1/2024	3,610	3,655

4.75%, 8/1/2025	831	827

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022	339	347

6.25%, 4/1/2025	11,754	11,814

6.25%, 3/15/2026	8,918	8,918

6.50%, 4/1/2027	7,091	7,143

American Express Co.

Series C, (ICE LIBOR USD 3 Month + 3.29%), 4.90%, 3/15/2020 (d) (e) (f)	4,215	4,228

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — Continued

(ICE LIBOR USD 3 Month + 0.60%), 3.33%, 11/5/2021 (d)	2,000	2,009

American Honda Finance Corp.

2.25%, 8/15/2019	390	390

(ICE LIBOR USD 3 Month + 0.15%), 2.84%, 11/13/2019 (d)	1,404	1,405

American International Group, Inc.

2.30%, 7/16/2019	980	979

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (d)	8,918	9,015

American Woodmark Corp. 4.88%, 3/15/2026 (c)	4,020	3,985

AmeriGas Partners LP

5.50%, 5/20/2025	5,898	6,038

5.88%, 8/20/2026	2,714	2,839

5.75%, 5/20/2027	1,024	1,058

Amgen, Inc. (ICE LIBOR USD 3 Month + 0.32%), 3.02%, 5/10/2019 (d)	5	5

Amkor Technology, Inc. 6.63%, 9/15/2027 (c)	1,508	1,540

Andeavor Logistics LP

6.25%, 10/15/2022	894	920

6.38%, 5/1/2024	1,540	1,618

Anixter, Inc.

5.50%, 3/1/2023	3,646	3,828

6.00%, 12/1/2025 (c)	1,595	1,695

Antero Midstream Partners LP 5.38%, 9/15/2024	2,380	2,426

Antero Resources Corp.

5.13%, 12/1/2022	1,255	1,260

5.63%, 6/1/2023	6,477	6,552

Aramark Services, Inc. 5.00%, 2/1/2028 (c)	5,215	5,308

Arconic, Inc.

5.87%, 2/23/2022	1,582	1,660

5.13%, 10/1/2024	6,920	7,136

5.90%, 2/1/2027	4,185	4,424

Arizona Public Service Co. 2.20%, 1/15/2020	36	36

Ashland LLC 4.75%, 8/15/2022 (h)	3,172	3,251

Athene Global Funding 2.75%, 4/20/2020 (c)	3,818	3,813

Avantor, Inc. 6.00%, 10/1/2024 (c)	3,880	4,049

Avaya, Inc. 7.00%, 4/1/2019 ‡ (c) (i)	5,950	1

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (c)	8,668	9,004

5.25%, 3/15/2025 (c)	6,874	6,822

Axalta Coating Systems LLC 4.88%, 8/15/2024 (c)	2,480	2,490

B&G Foods, Inc. 5.25%, 4/1/2025	2,269	2,226

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (c)	3,977	3,987

Bank of America Corp.

Series V, (ICE LIBOR USD 3 Month + 3.39%), 5.13%, 6/17/2019 (d) (e) (f)	8,005	8,010

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (d) (e) (f)	8,180	8,814

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (d) (e) (f)	13,130	14,381

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (d) (e) (f)	7,638	8,192

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (d) (e) (f)	1,350	1,475

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (d) (e) (f)	30,855	31,858

Bank of America NA (ICE LIBOR USD 3 Month + 0.25%), 2.88%, 8/28/2020 (d)	1,740	1,741

Bank of New York Mellon (The) (ICE LIBOR USD 3 Month + 0.30%), 2.92%, 12/4/2020 (d)	4,385	4,390

Bank of New York Mellon Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 6/20/2020 (d) (e) (f)	3,535	3,584

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (d) (e) (f)	10,172	9,790

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (d) (e) (f)	10,966	10,764

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (c)	1,556	1,731

8.50%, 1/31/2027 (c)	4,615	5,028

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (c)	1,266	1,310

5.50%, 3/1/2023 (c)	185	186

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

5.88%, 5/15/2023 (c)	10,384	10,464

7.00%, 3/15/2024 (c)	6,512	6,862

6.13%, 4/15/2025 (c)	30,897	31,283

5.50%, 11/1/2025 (c)	787	805

9.00%, 12/15/2025 (c)	11,122	12,318

5.75%, 8/15/2027 (c)	965	1,006

BB&T Corp.

2.45%, 1/15/2020	1,684	1,681

(ICE LIBOR USD 3 Month + 0.72%), 3.31%, 1/15/2020 (d)	263	264

Berry Global, Inc.

6.00%, 10/15/2022	500	515

5.13%, 7/15/2023	725	736

Big River Steel LLC 7.25%, 9/1/2025 (c)	1,470	1,565

Blue Racer Midstream LLC

6.13%, 11/15/2022 (c)	7,345	7,428

6.63%, 7/15/2026 (c)	1,510	1,542

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (c)	1,358	1,372

Boyd Gaming Corp.

6.88%, 5/15/2023	5,315	5,508

6.38%, 4/1/2026	2,905	3,057

6.00%, 8/15/2026	3,385	3,516

Boyne USA, Inc. 7.25%, 5/1/2025 (c)	3,799	4,122

Branch Banking & Trust Co. 2.10%, 1/15/2020	310	309

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	5,379	5,406

Brink’s Co. (The) 4.63%, 10/15/2027 (c)	1,650	1,592

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (c)	3,616	3,679

Bruin E&P Partners LLC 8.88%, 8/1/2023 (c)	497	470

Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (d)	6,382	5,824

BWAY Holding Co. 5.50%, 4/15/2024 (c)	3,795	3,769

BWX Technologies, Inc. 5.38%, 7/15/2026 (c)	675	688

Cablevision Systems Corp.

8.00%, 4/15/2020	4,792	4,992

5.88%, 9/15/2022	660	687

Caleres, Inc. 6.25%, 8/15/2023	659	684

California Resources Corp. 8.00%, 12/15/2022 (c)	2,651	2,025

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Callon Petroleum Co.

6.13%, 10/1/2024	216	222

6.38%, 7/1/2026	487	498

Calpine Corp.

5.88%, 1/15/2024 (c)	1,510	1,540

5.50%, 2/1/2024	990	983

5.75%, 1/15/2025	2,320	2,297

5.25%, 6/1/2026 (c)	4,880	4,886

Camelot Finance SA 7.88%, 10/15/2024 (c)	3,040	3,200

Capital One Financial Corp. 2.50%, 5/12/2020	4,933	4,919

Capital One NA 2.35%, 1/31/2020	1,150	1,146

Cardinal Health, Inc. 1.95%, 6/14/2019	1,220	1,219

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	2,153	2,093

Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (c)	2,188	2,193

Caterpillar Financial Services Corp.

(ICE LIBOR USD 3 Month + 0.18%), 2.86%, 5/15/2020 (d)	5,886	5,893

CCM Merger, Inc. 6.00%, 3/15/2022 (c)	662	679

CCO Holdings LLC

5.75%, 1/15/2024	1,005	1,030

5.88%, 4/1/2024 (c)	29,082	30,382

5.38%, 5/1/2025 (c)	2,775	2,872

5.75%, 2/15/2026 (c)	12,106	12,666

5.50%, 5/1/2026 (c)	10,150	10,475

5.13%, 5/1/2027 (c)	21,352	21,672

5.00%, 2/1/2028 (c)	3,738	3,734

CDW LLC

5.00%, 9/1/2023	998	1,020

5.50%, 12/1/2024	635	672

5.00%, 9/1/2025	4,835	4,962

Celgene Corp. 2.25%, 5/15/2019	248	248

Centene Corp.

5.63%, 2/15/2021	990	1,006

6.13%, 2/15/2024	2,730	2,860

4.75%, 1/15/2025	1,626	1,649

5.38%, 6/1/2026 (c)	889	928

Centennial Resource Production LLC 6.88%, 4/1/2027 (c)	488	506

CenterPoint Energy, Inc. Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (d) (e) (f)	9,190	9,385

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Central Garden & Pet Co.

6.13%, 11/15/2023	4,700	4,911

5.13%, 2/1/2028	3,470	3,297

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	3,290	3,381

Series W, 6.75%, 12/1/2023	7,115	7,551

Series Y, 7.50%, 4/1/2024	5,896	6,334

5.63%, 4/1/2025	344	339

Series G, 6.88%, 1/15/2028	799	782

Charles Schwab Corp. (The) Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (d) (e) (f)	10,605	10,287

Chemours Co. (The)

6.63%, 5/15/2023	4,450	4,610

7.00%, 5/15/2025	2,285	2,416

Cheniere Corpus Christi Holdings LLC

7.00%, 6/30/2024	492	552

5.88%, 3/31/2025	6,340	6,831

5.13%, 6/30/2027	1,250	1,303

Cheniere Energy Partners LP

5.25%, 10/1/2025	1,258	1,283

5.63%, 10/1/2026 (c)	1,278	1,320

Chesapeake Energy Corp.

7.00%, 10/1/2024	1,681	1,662

8.00%, 1/15/2025	1,645	1,665

8.00%, 6/15/2027	6,915	6,761

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (c)	4,366	4,028

8.00%, 10/15/2025 (c)	2,117	1,932

Cinemark USA, Inc. 4.88%, 6/1/2023	5,677	5,736

CIT Group, Inc.

4.75%, 2/16/2024	1,001	1,037

5.25%, 3/7/2025	2,538	2,700

6.13%, 3/9/2028	1,838	2,047

CITGO Petroleum Corp. 6.25%, 8/15/2022 (c)	1,172	1,169

Citibank NA

(ICE LIBOR USD 3 Month + 0.30%), 2.89%, 10/20/2020 (d)	2,980	2,984

(ICE LIBOR USD 3 Month + 0.53%), 3.21%, 2/19/2022 (d)	3,700	3,707

Citigroup, Inc.

Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019 (d) (e) (f)	6,205	6,259

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020 (d) (e) (f)	1,785	1,810

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (d) (e) (f)	1,670	1,726

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (d) (e) (f)	11,480	11,916

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (d) (e) (f)	6,000	6,203

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (d) (e) (f)	16,005	16,018

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (d) (e) (f)	6,980	7,259

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (d) (e) (f)	15,442	16,175

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (d) (e) (f)	7,815	8,372

Citizens Bank NA

2.45%, 12/4/2019	2,940	2,935

2.25%, 3/2/2020	750	747

(ICE LIBOR USD 3 Month + 0.72%), 3.41%, 2/14/2022 (d)	1,818	1,823

Citizens Financial Group, Inc. Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (d) (e) (f)	5,930	6,108

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022	2,925	2,984

Series B, 6.50%, 11/15/2022	31,795	32,510

9.25%, 2/15/2024 (c)	15,727	16,926

Clearwater Paper Corp.

4.50%, 2/1/2023	2,404	2,326

5.38%, 2/1/2025 (c)	1,868	1,709

Clearway Energy Operating LLC

5.75%, 10/15/2025 (c)	20	21

5.00%, 9/15/2026	2,612	2,545

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (c)	1,305	1,305

5.75%, 3/1/2025	1,278	1,270

CNG Holdings, Inc. 9.38%, 5/15/2020 (c)	4,235	4,171

CNO Financial Group, Inc. 5.25%, 5/30/2025	2,217	2,325

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

CNX Midstream Partners LP 6.50%, 3/15/2026 (c)	667	644

Coeur Mining, Inc. 5.88%, 6/1/2024	932	885

Cogent Communications Finance, Inc. 5.63%, 4/15/2021 (c)	2,669	2,709

Cogent Communications Group, Inc. 5.38%, 3/1/2022 (c)	3,480	3,593

Colfax Corp.

6.00%, 2/15/2024 (c)	2,856	2,967

6.38%, 2/15/2026 (c)	1,038	1,099

Comcast Corp. (ICE LIBOR USD 3 Month + 0.33%), 2.92%, 10/1/2020 (d)	1,960	1,964

Commercial Metals Co.

4.88%, 5/15/2023	627	633

5.38%, 7/15/2027	1,415	1,394

CommScope Technologies LLC

6.00%, 6/15/2025 (c)	11,180	11,355

5.00%, 3/15/2027 (c)	2,405	2,246

CommScope, Inc.

5.00%, 6/15/2021 (c)	2,355	2,355

5.50%, 3/1/2024 (c)	1,923	2,006

5.50%, 6/15/2024 (c)	715	720

6.00%, 3/1/2026 (c)	5,080	5,378

8.25%, 3/1/2027 (c)	5,203	5,619

Community Health Systems, Inc.

5.13%, 8/1/2021	1,837	1,810

6.25%, 3/31/2023	4,798	4,672

8.63%, 1/15/2024 (c)	5,530	5,613

8.13%, 6/30/2024 (c)	5,378	3,980

8.00%, 3/15/2026 (c)	1,987	1,932

Compass Bank 2.75%, 9/29/2019	3,091	3,089

Comstock Resources, Inc. 9.75%, 8/15/2026 (c)	784	713

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)	2,446	2,311

Constellium NV

5.75%, 5/15/2024 (c)	466	476

6.63%, 3/1/2025 (c)	1,650	1,716

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (c)	6,010	5,529

CoreCivic, Inc.

REIT, 5.00%, 10/15/2022	430	430

REIT, 4.63%, 5/1/2023	4,230	4,110

Coty, Inc. 6.50%, 4/15/2026 (c)	4,615	4,552

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Covanta Holding Corp.

5.88%, 3/1/2024	1,220	1,255

5.88%, 7/1/2025	379	389

Covey Park Energy LLC 7.50%, 5/15/2025 (c)	2,075	1,930

Credit Acceptance Corp. 6.63%, 3/15/2026 (c)	1,650	1,735

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (h)	3,589	3,678

5.75%, 4/1/2025	1,991	2,041

5.63%, 5/1/2027 (c)	2,445	2,436

Crown Americas LLC

4.75%, 2/1/2026	681	692

4.25%, 9/30/2026	815	794

CSC Holdings LLC

6.75%, 11/15/2021	2,089	2,235

5.38%, 7/15/2023 (c)	4,070	4,162

5.25%, 6/1/2024	1,349	1,373

7.75%, 7/15/2025 (c)	725	779

6.63%, 10/15/2025 (c)	4,830	5,132

10.88%, 10/15/2025 (c)	3,057	3,515

5.50%, 5/15/2026 (c)	3,498	3,592

5.50%, 4/15/2027 (c)	2,420	2,493

5.38%, 2/1/2028 (c)	2,010	2,043

7.50%, 4/1/2028 (c)	2,260	2,466

6.50%, 2/1/2029 (c)	3,704	3,977

CSI Compressco LP 7.50%, 4/1/2025 (c)	1,927	1,872

Cumberland Farms, Inc. 6.75%, 5/1/2025 (c)	640	675

Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)	3,797	3,332

CVR Partners LP 9.25%, 6/15/2023 (c)	11,203	11,721

CyrusOne LP

REIT, 5.00%, 3/15/2024	500	511

REIT, 5.38%, 3/15/2027	1,045	1,087

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (c)	3,970	4,154

Dana, Inc.

6.00%, 9/15/2023	3,874	3,966

5.50%, 12/15/2024	1,250	1,266

Darling Ingredients, Inc. 5.25%, 4/15/2027 (c)	971	988

DaVita, Inc.

5.75%, 8/15/2022	1,275	1,296

5.13%, 7/15/2024	6,213	6,213

5.00%, 5/1/2025	9,810	9,598

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

DCP Midstream Operating LP

3.88%, 3/15/2023	2,613	2,613

5.38%, 7/15/2025	1,919	2,017

6.75%, 9/15/2037 (c)	1,740	1,814

5.60%, 4/1/2044	525	499

Dean Foods Co. 6.50%, 3/15/2023 (c)	1,821	947

Delek Logistics Partners LP 6.75%, 5/15/2025	3,673	3,673

Dell International LLC

5.88%, 6/15/2021 (c)	1,420	1,446

7.13%, 6/15/2024 (c)	1,465	1,550

6.02%, 6/15/2026 (c)	4,575	4,956

Delphi Technologies plc 5.00%, 10/1/2025 (c)	6,880	6,312

Denbury Resources, Inc. 9.25%, 3/31/2022 (c)	3,554	3,598

Diamond Offshore Drilling, Inc.

7.88%, 8/15/2025	2,850	2,772

5.70%, 10/15/2039	1,035	729

Diamondback Energy, Inc. 5.38%, 5/31/2025	615	642

Diebold Nixdorf, Inc. 8.50%, 4/15/2024	3,601	3,007

Discover Financial Services Series C, (ICE LIBOR USD 3 Month + 3.08%), 5.50%, 10/30/2027 (d) (e) (f)	7,654	7,415

DISH DBS Corp.

6.75%, 6/1/2021	9,042	9,324

5.88%, 7/15/2022	5,116	4,992

5.00%, 3/15/2023	16,109	14,760

5.88%, 11/15/2024	19,155	16,521

7.75%, 7/1/2026	8,129	7,275

Dole Food Co., Inc. 7.25%, 6/15/2025 (c)	2,774	2,580

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	3,194	3,198

Dominion Energy, Inc.

5.20%, 8/15/2019	520	523

(ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (d)	6,715	6,965

DowDuPont, Inc. (ICE LIBOR USD 3 Month + 0.71%), 3.39%, 11/15/2020 (d)	1,481	1,493

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)	5,333	5,573

DTE Gas Co. 5.00%, 10/1/2019	3,938	3,976

Eldorado Resorts, Inc.

6.00%, 4/1/2025	4,651	4,803

6.00%, 9/15/2026	1,182	1,226

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Embarq Corp. 8.00%, 6/1/2036	12,271	12,102

EMC Corp. 3.38%, 6/1/2023	1,262	1,230

EMI Music Publishing Group North America Holdings, Inc. 7.63%, 6/15/2024 (c)	1,825	1,934

Encompass Health Corp.

5.75%, 11/1/2024	4,445	4,506

5.75%, 9/15/2025	3,650	3,747

Endo Dac

6.00%, 7/15/2023 (c)	9,327	7,601

5.88%, 10/15/2024 (c)	925	918

6.00%, 2/1/2025 (c) (h)	1,770	1,350

Energizer Holdings, Inc.

5.50%, 6/15/2025 (c)	4,815	4,866

7.75%, 1/15/2027 (c)	4,895	5,305

Energy Transfer Operating LP

Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (d) (e) (f)	12,294	11,699

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (d) (e) (f)	6,290	5,975

EnLink Midstream LLC 5.38%, 6/1/2029	803	806

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (d) (e) (f)	9,162	7,891

4.40%, 4/1/2024	4,535	4,501

4.15%, 6/1/2025	1,060	1,020

4.85%, 7/15/2026	2,320	2,300

5.60%, 4/1/2044	1,020	919

EnPro Industries, Inc. 5.75%, 10/15/2026 (c)	2,337	2,401

Ensco Rowan plc

8.00%, 1/31/2024	663	622

5.20%, 3/15/2025	462	371

7.75%, 2/1/2026	1,304	1,125

5.75%, 10/1/2044	2,122	1,395

Entegris, Inc. 4.63%, 2/10/2026 (c)	7,396	7,396

Entercom Media Corp.

7.25%, 11/1/2024 (c)	3,315	3,423

6.50%, 5/1/2027 (c)	2,609	2,661

Enterprise Development Authority (The) 12.00%, 7/15/2024 (c)	5,035	5,161

Enterprise Products Operating LLC

2.55%, 10/15/2019	429	428

5.25%, 1/31/2020	3,269	3,323

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series D, (ICE LIBOR USD 3 Month + 2.99%), 4.88%, 8/16/2077 (d)	1,011	966

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (d)	6,530	6,242

(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (d)	1,868	1,736

Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	10,468	9,866

EOG Resources, Inc.

2.45%, 4/1/2020	3,877	3,868

4.40%, 6/1/2020	2,694	2,743

EP Energy LLC

9.38%, 5/1/2024 (c)	6,625	2,451

8.00%, 11/29/2024 (c)	5,606	3,812

8.00%, 2/15/2025 (c)	4,503	1,621

7.75%, 5/15/2026 (c)	12,831	11,420

Equinix, Inc.

REIT, 5.38%, 1/1/2022	1,794	1,839

REIT, 5.38%, 4/1/2023	950	970

REIT, 5.75%, 1/1/2025	2,389	2,478

REIT, 5.88%, 1/15/2026	8,215	8,667

ERAC USA Finance LLC 2.35%, 10/15/2019 (c)	259	259

ERP Operating LP REIT, 2.38%, 7/1/2019	580	580

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (c)	4,857	4,875

Eversource Energy 4.50%, 11/15/2019	2,505	2,529

Exela Intermediate LLC 10.00%, 7/15/2023 (c)	5,098	5,141

Exelon Generation Co. LLC 5.20%, 10/1/2019	1,392	1,403

2.95%, 1/15/2020	2,909	2,910

Extraction Oil & Gas, Inc.

7.38%, 5/15/2024 (c)	1,056	951

5.63%, 2/1/2026 (c)	254	208

Fair Isaac Corp. 5.25%, 5/15/2026 (c)	1,314	1,367

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (c)	1,261	1,274

Fifth Third Bancorp (ICE LIBOR USD 3 Month + 3.03%), 5.10%, 6/30/2023 (d) (e) (f)	17,625	17,339

Fifth Third Bank (ICE LIBOR USD 3 Month + 0.25%), 2.83%, 10/30/2020 (d)	1,775	1,775

First Data Corp.

5.38%, 8/15/2023 (c)	11,555	11,814

5.00%, 1/15/2024 (c)	2,272	2,329

5.75%, 1/15/2024 (c)	22,174	22,853

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

FirstCash, Inc. 5.38%, 6/1/2024 (c)	1,807	1,848

Flex Acquisition Co., Inc. 6.88%, 1/15/2025 (c)	681	640

Ford Motor Credit Co. LLC 4.69%, 6/9/2025	7,825	7,864

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	14,235	14,093

4.55%, 11/14/2024	6,535	6,494

5.40%, 11/14/2034	375	352

5.45%, 3/15/2043	2,045	1,845

Frontier Communications Corp.

10.50%, 9/15/2022	1,903	1,389

6.88%, 1/15/2025	7,180	3,805

11.00%, 9/15/2025	8,764	5,675

8.50%, 4/1/2026 (c)	5,500	5,184

8.00%, 4/1/2027 (c)	2,715	2,807

FXI Holdings, Inc. 7.88%, 11/1/2024 (c)	1,134	1,070

Gartner, Inc. 5.13%, 4/1/2025 (c)	2,600	2,663

Gates Global LLC 6.00%, 7/15/2022 (c)	4,287	4,287

GCI LLC

6.75%, 6/1/2021	4,460	4,468

6.88%, 4/15/2025	1,260	1,320

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (c)	3,505	3,554

General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.29%), 2.99%, 5/11/2020 (d)	738	740

General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (d) (e) (f)	48,843	46,233

General Motors Financial Co., Inc.

2.35%, 10/4/2019	840	838

3.15%, 1/15/2020	2,010	2,014

Series A, (ICE LIBOR USD 3 Month + 3.60%), 5.75%, 9/30/2027 (d) (e) (f)	13,692	12,802

Series B, (ICE LIBOR USD 3 Month + 3.44%), 6.50%, 9/30/2028 (d) (e) (f)	9,490	9,182

Genesis Energy LP

6.75%, 8/1/2022	955	969

6.00%, 5/15/2023	1,359	1,374

5.63%, 6/15/2024	1,553	1,542

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (c)	3,741	4,096

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

GEO Group, Inc. (The)

REIT, 5.88%, 1/15/2022	8,165	8,042

REIT, 5.88%, 10/15/2024	2,215	2,027

Getty Images, Inc. 9.75%, 3/1/2027 (c)	423	430

Global Partners LP

6.25%, 7/15/2022	1,300	1,310

7.00%, 6/15/2023	2,560	2,560

GLP Capital LP

REIT, 5.25%, 6/1/2025	2,780	2,922

REIT, 5.75%, 6/1/2028	2,780	2,985

Goldman Sachs Group, Inc. (The)

Series L, (ICE LIBOR USD 3 Month + 3.88%), 5.70%, 6/6/2019 (d) (e) (f)	5,845	5,859

2.55%, 10/23/2019	1,000	999

5.38%, 3/15/2020	3,459	3,534

Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (d) (e) (f)	14,640	14,981

(ICE LIBOR USD 3 Month + 0.73%), 3.34%, 12/27/2020 (d)	250	251

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (d) (e) (f)	22,110	21,049

Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (d) (e) (f)	3,710	3,840

Goodman Networks, Inc. 8.00%, 5/11/2022	850	394

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026	5,160	5,016

4.88%, 3/15/2027	4,396	4,176

Graham Holdings Co. 5.75%, 6/1/2026 (c)	951	996

Gray Television, Inc.

5.13%, 10/15/2024 (c)	1,385	1,409

5.88%, 7/15/2026 (c)	2,102	2,166

7.00%, 5/15/2027 (c)	3,885	4,195

Greif, Inc. 6.50%, 3/1/2027 (c)	3,826	3,931

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (c)	1,875	1,922

Gulfport Energy Corp.

6.63%, 5/1/2023	745	717

6.00%, 10/15/2024	1,045	916

6.38%, 5/15/2025	1,337	1,180

6.38%, 1/15/2026	1,625	1,402

H&E Equipment Services, Inc. 5.63%, 9/1/2025	1,588	1,612

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Halcon Resources Corp. 6.75%, 2/15/2025	3,045	1,956

Hanesbrands, Inc. 4.88%, 5/15/2026 (c)	2,975	2,979

Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (c)	1,466	1,301

HCA Healthcare, Inc. 6.25%, 2/15/2021	3,847	4,035

HCA, Inc.

7.50%, 2/15/2022	7,438	8,182

5.88%, 5/1/2023	2,840	3,046

5.38%, 2/1/2025	38,271	40,280

5.88%, 2/15/2026	13,630	14,648

5.38%, 9/1/2026	4,251	4,485

5.63%, 9/1/2028	8,232	8,767

5.88%, 2/1/2029	1,813	1,951

HCP, Inc. REIT, 2.63%, 2/1/2020	4,834	4,823

Hecla Mining Co. 6.88%, 5/1/2021	2,791	2,794

Herc Rentals, Inc.

7.50%, 6/1/2022 (c)	2,702	2,810

7.75%, 6/1/2024 (c)	3,338	3,546

Hertz Corp. (The)

7.38%, 1/15/2021	1,724	1,719

7.63%, 6/1/2022 (c)	6,397	6,601

6.25%, 10/15/2022	1,371	1,330

5.50%, 10/15/2024 (c)	14,780	12,637

Hess Infrastructure Partners LP 5.63%, 2/15/2026 (c)	1,315	1,345

Hilcorp Energy I LP

5.00%, 12/1/2024 (c)	869	862

5.75%, 10/1/2025 (c)	320	322

6.25%, 11/1/2028 (c)	2,000	2,038

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (c)	865	802

Hill-Rom Holdings, Inc.

5.75%, 9/1/2023 (c)	5,098	5,289

5.00%, 2/15/2025 (c)	685	697

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/2024	375	376

5.13%, 5/1/2026 (c)	4,005	4,100

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	2,845	2,980

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	2,620	2,653

4.88%, 4/1/2027	2,125	2,154

Holly Energy Partners LP 6.00%, 8/1/2024 (c)	1,650	1,721

Hologic, Inc. 4.38%, 10/15/2025 (c)	5,531	5,479

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	4,633	4,662

6.63%, 8/1/2026	2,225	2,250

Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (d) (e) (f)	1,920	1,925

Huntington National Bank (The) 2.38%, 3/10/2020	1,710	1,706

Huntsman International LLC 5.13%, 11/15/2022	5,105	5,371

Icahn Enterprises LP

5.88%, 2/1/2022	3,154	3,186

6.75%, 2/1/2024	800	837

6.38%, 12/15/2025	2,340	2,439

iHeartCommunications, Inc. 9.00%, 12/15/2019 (i)	4,183	3,095

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.57%, 12/21/2065 (c) (d)	7,148	5,354

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 4.85%, 12/21/2065 (c) (d)	2,205	1,698

Infor Software Parent LLC 7.13% (cash), 5/1/2021 (c) (g)	8,482	8,503

Infor US, Inc. 6.50%, 5/15/2022	19,885	20,239

Informatica LLC 7.13%, 7/15/2023 (c)	5,178	5,294

Ingevity Corp. 4.50%, 2/1/2026 (c)	1,616	1,576

International Business Machines Corp. 8.38%, 11/1/2019	390	401

International Game Technology plc

6.50%, 2/15/2025 (c)	9,328	9,934

6.25%, 1/15/2027 (c)	1,879	1,976

IQVIA, Inc.

4.88%, 5/15/2023 (c)	455	462

5.00%, 10/15/2026 (c)	5,110	5,219

IRB Holding Corp. 6.75%, 2/15/2026 (c)	5,067	5,029

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024	3,197	3,221

REIT, 4.88%, 9/15/2027 (c)	3,268	3,170

REIT, 5.25%, 3/15/2028 (c)	3,007	2,962

Jack Ohio Finance LLC

6.75%, 11/15/2021 (c)	8,835	9,111

10.25%, 11/15/2022 (c)	1,462	1,581

Jackson National Life Global Funding

2.20%, 1/30/2020 (c)	1,991	1,984

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

(ICE LIBOR USD 3 Month + 0.30%), 2.88%, 4/27/2020 (c) (d)	85	85

(ICE LIBOR USD 3 Month + 0.31%), 2.91%, 3/16/2021 (c) (d)	2,200	2,199

(ICE LIBOR USD 3 Month + 0.48%), 3.08%, 6/11/2021 (c) (d)	3,840	3,854

Jagged Peak Energy LLC 5.88%, 5/1/2026	1,315	1,322

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	1,631	1,664

JBS USA LUX SA

5.88%, 7/15/2024 (c)	5,225	5,335

5.75%, 6/15/2025 (c)	5,467	5,593

6.75%, 2/15/2028 (c)	3,302	3,481

6.50%, 4/15/2029 (c)	5,243	5,558

JELD-WEN, Inc.

4.63%, 12/15/2025 (c)	2,105	2,005

4.88%, 12/15/2027 (c)	1,435	1,370

John Deere Capital Corp. (ICE LIBOR USD 3 Month + 0.18%), 2.77%, 1/7/2020 (d)	5,000	5,005

Kaiser Aluminum Corp. 5.88%, 5/15/2024	813	841

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	1,247	1,256

KeyCorp Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 9/15/2026 (d) (e) (f)	9,075	9,007

Kinetic Concepts, Inc. 7.88%, 2/15/2021 (c)	2,691	2,747

Koppers, Inc. 6.00%, 2/15/2025 (c)	676	654

Kratos Defense & Security Solutions, Inc. 6.50%, 11/30/2025 (c)	240	255

Kroger Co. (The) 1.50%, 9/30/2019	213	212

L Brands, Inc.

6.88%, 11/1/2035	318	282

6.75%, 7/1/2036	3,268	2,843

Ladder Capital Finance Holdings LLLP

5.25%, 3/15/2022 (c)	1,514	1,552

5.25%, 10/1/2025 (c)	1,172	1,167

Lamar Media Corp. 5.75%, 2/1/2026	1,998	2,098

Lennar Corp.

8.38%, 1/15/2021	295	320

5.38%, 10/1/2022	600	628

4.50%, 4/30/2024	1,455	1,484

5.88%, 11/15/2024	2,770	2,974

5.25%, 6/1/2026	1,455	1,510

Level 3 Financing, Inc.

5.63%, 2/1/2023	561	567

5.13%, 5/1/2023	3,136	3,168

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

5.38%, 1/15/2024	4,086	4,137

5.38%, 5/1/2025	6,670	6,794

Level 3 Parent LLC 5.75%, 12/1/2022	1,000	1,008

Liberty Interactive LLC 8.25%, 2/1/2030	2,370	2,453

Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (c)	1,538	1,838

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (c)	2,560	2,610

5.63%, 3/15/2026 (c)	955	996

Lockheed Martin Corp. 4.25%, 11/15/2019	214	216

LPL Holdings, Inc. 5.75%, 9/15/2025 (c)	2,434	2,477

LTF Merger Sub, Inc. 8.50%, 6/15/2023 (c)	5,407	5,562

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (c)	2,615	2,040

5.50%, 4/15/2025 (c)	5,555	3,999

Manufacturers & Traders Trust Co. 2.10%, 2/6/2020	798	794

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (c)	7,134	7,491

Martin Midstream Partners LP 7.25%, 2/15/2021	3,546	3,475

Masonite International Corp. 5.75%, 9/15/2026 (c)	2,890	2,955

MasTec, Inc. 4.88%, 3/15/2023	4,492	4,537

Matador Resources Co. 5.88%, 9/15/2026	1,977	1,992

Mattel, Inc.

3.15%, 3/15/2023	1,000	921

6.75%, 12/31/2025 (c)	15,509	15,514

Meredith Corp. 6.88%, 2/1/2026	3,545	3,687

MetLife, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.58%), 5.25%, 6/15/2020 (d) (e) (f)	15,194	15,379

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (d) (e) (f)	8,575	8,939

6.40%, 12/15/2036	12,815	14,169

Metropolitan Life Global Funding I

(SOFR + 0.57%), 3.05%, 9/7/2020 (c) (d)	5,630	5,628

2.50%, 12/3/2020 (c)	1,558	1,554

2.40%, 1/8/2021 (c)	1,599	1,593

MGM Growth Properties Operating Partnership LP

REIT, 5.63%, 5/1/2024	1,490	1,566

REIT, 4.50%, 9/1/2026	995	983

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

REIT, 5.75%, 2/1/2027 (c)	2,827	2,975

REIT, 4.50%, 1/15/2028	555	533

MGM Resorts International

6.00%, 3/15/2023	11,330	12,095

5.75%, 6/15/2025	14,138	14,951

4.63%, 9/1/2026	1,905	1,885

5.50%, 4/15/2027	4,000	4,125

Mississippi Power Co. (ICE LIBOR USD 3 Month + 0.65%), 3.26%, 3/27/2020 (d)	1,581	1,581

Mondelez International, Inc. 3.00%, 5/7/2020	2,578	2,583

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019 (d) (e) (f)	14,650	14,669

5.63%, 9/23/2019	5,370	5,428

Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (d) (e) (f)	10,784	11,021

Motors Liquidation Co.

6.75%, 5/1/2028 ‡ (i) (j)	10	—

8.38%, 7/15/2033 ‡ (i)	115	—

7.75%, 3/15/2036 ‡ (i)	11	—

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (c)	6,229	6,261

MSCI, Inc. 5.38%, 5/15/2027 (c)	2,080	2,187

Mueller Water Products, Inc. 5.50%, 6/15/2026 (c)	1,425	1,450

Nabors Industries, Inc.

5.10%, 9/15/2023	174	163

5.75%, 2/1/2025	6,924	6,301

National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (d)	2,473	2,521

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (c)	1,567	1,579

9.13%, 7/15/2026 (c)	1,550	1,550

Nationstar Mortgage LLC

6.50%, 7/1/2021	1,372	1,374

6.50%, 6/1/2022	2,678	2,637

NBCUniversal Media LLC 5.15%, 4/30/2020	1,170	1,198

Neiman Marcus Group Ltd. LLC

8.00%, 10/15/2021 (c)	9,445	5,195

8.75% (cash), 10/15/2021 (c) (g)	6,734	3,703

Netflix, Inc.

4.38%, 11/15/2026	2,786	2,758

4.88%, 4/15/2028	6,545	6,488

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

5.88%, 11/15/2028	4,748	5,009

5.38%, 11/15/2029 (c)	2,603	2,636

Nevada Power Co. Series BB, 2.75%, 4/15/2020	817	818

New Albertsons LP

7.75%, 6/15/2026	1,535	1,458

6.63%, 6/1/2028	613	527

7.45%, 8/1/2029	392	365

8.70%, 5/1/2030	2,663	2,650

8.00%, 5/1/2031	2,703	2,561

New Home Co., Inc. (The) 7.25%, 4/1/2022	1,550	1,403

New York Life Global Funding

1.95%, 2/11/2020 (c)	1,081	1,075

2.00%, 4/9/2020 (c)	2,626	2,611

(ICE LIBOR USD 3 Month + 0.16%), 2.75%, 10/1/2020 (c) (d)	175	175

(ICE LIBOR USD 3 Month + 0.32%), 3.05%, 8/6/2021 (c) (d)	1,310	1,312

Newfield Exploration Co.

5.63%, 7/1/2024	2,010	2,195

5.38%, 1/1/2026	1,515	1,635

Nexstar Broadcasting, Inc.

6.13%, 2/15/2022 (c)	2,044	2,072

5.88%, 11/15/2022	1,387	1,418

5.63%, 8/1/2024 (c)	2,155	2,188

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 0.32%), 2.93%, 9/3/2019 (d)	3,970	3,970

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (d)	2,100	2,134

NextEra Energy Operating Partners LP

4.25%, 9/15/2024 (c)	637	639

4.50%, 9/15/2027 (c)	986	969

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)	1,814	1,791

Nielsen Finance LLC 5.00%, 4/15/2022 (c)	4,762	4,738

NiSource, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (d) (e) (f)	4,830	4,848

Nissan Motor Acceptance Corp.

1.55%, 9/13/2019 (c)	1,970	1,961

2.25%, 1/13/2020 (c)	1,106	1,099

Noble Holding International Ltd.

7.75%, 1/15/2024	540	488

7.95%, 4/1/2025 (h)	376	331

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

7.88%, 2/1/2026 (c)	1,607	1,555

6.20%, 8/1/2040	1,121	754

5.25%, 3/15/2042	915	565

8.95%, 4/1/2045 (h)	410	334

Northern Oil and Gas, Inc. 9.50%, (Blend (cash 1.00% + PIK 8.50%)) 5/15/2023 (g)	3,058	3,204

Northern Trust Corp.

Series D, (ICE LIBOR USD 3 Month + 3.20%), 4.60%, 10/1/2026 (d) (e) (f)	2,980	2,973

Northwest Acquisitions ULC 7.13%, 11/1/2022 (c)	831	698

Novelis Corp.

6.25%, 8/15/2024 (c)	4,305	4,482

5.88%, 9/30/2026 (c)	3,615	3,674

NRG Energy, Inc.

6.25%, 5/1/2024	1,430	1,476

6.63%, 1/15/2027	5,908	6,322

Nuance Communications, Inc. 5.63%, 12/15/2026	2,558	2,612

NuStar Logistics LP 5.63%, 4/28/2027	2,195	2,194

NVA Holdings, Inc. 6.88%, 4/1/2026 (c)	1,145	1,156

Oasis Petroleum, Inc.

6.88%, 3/15/2022	724	727

6.88%, 1/15/2023	1,188	1,197

6.25%, 5/1/2026 (c)	4,347	4,216

Oceaneering International, Inc. 6.00%, 2/1/2028	1,019	997

Oracle Corp. 2.25%, 10/8/2019	4,890	4,881

Outfront Media Capital LLC

5.25%, 2/15/2022	832	843

5.63%, 2/15/2024	1,650	1,700

5.88%, 3/15/2025	750	775

Owens-Brockway Glass Container, Inc.

5.00%, 1/15/2022 (c)	810	829

5.88%, 8/15/2023 (c)	584	611

5.38%, 1/15/2025 (c)	545	556

6.38%, 8/15/2025 (c)	1,084	1,152

PACCAR Financial Corp. 2.20%, 9/15/2019	3,000	2,993

Panther BF Aggregator 2 LP 6.25%, 5/15/2026 (c)	1,350	1,409

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)	4,796	4,975

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Parsley Energy LLC

5.38%, 1/15/2025 (c)	1,125	1,146

5.25%, 8/15/2025 (c)	2,540	2,562

5.63%, 10/15/2027 (c)	435	445

Party City Holdings, Inc. 6.63%, 8/1/2026 (c)	2,572	2,550

PBF Holding Co. LLC

7.00%, 11/15/2023	1,431	1,472

7.25%, 6/15/2025	2,675	2,755

PBF Logistics LP 6.88%, 5/15/2023	1,254	1,282

PDC Energy, Inc. 6.13%, 9/15/2024	328	333

Peabody Energy Corp.

6.00%, 3/31/2022 (c)	502	510

6.38%, 3/31/2025 (c)	1,130	1,121

Penske Automotive Group, Inc. 5.50%, 5/15/2026	4,076	4,066

PetSmart, Inc.

7.13%, 3/15/2023 (c)	9,480	8,390

5.88%, 6/1/2025 (c)	5,729	5,192

8.88%, 6/1/2025 (c)	1,380	1,226

PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (c)	3,654	3,799

Philip Morris International, Inc. 2.00%, 2/21/2020	2,423	2,410

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (c)	5,329	5,409

5.88%, 9/30/2027 (c)	2,116	2,185

Pitney Bowes, Inc. 4.95%, 4/1/2023 (h)	1,676	1,634

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (d) (e) (f)	2,575	2,466

Plantronics, Inc. 5.50%, 5/31/2023 (c)	4,589	4,629

PNC Bank NA

1.45%, 7/29/2019	280	279

2.40%, 10/18/2019	341	341

PNC Financial Services Group, Inc. (The)

6.70%, 6/10/2019	370	372

5.13%, 2/8/2020	270	275

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (d) (e) (f)	9,215	9,192

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (d) (e) (f)	7,675	7,694

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (c) (g)	3,084	3,069

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Post Holdings, Inc.

5.50%, 3/1/2025 (c)	5,919	6,060

5.00%, 8/15/2026 (c)	2,728	2,718

5.75%, 3/1/2027 (c)	2,730	2,798

5.63%, 1/15/2028 (c)	1,470	1,487

Prestige Brands, Inc. 6.38%, 3/1/2024 (c)	2,600	2,684

Pricoa Global Funding I 1.45%, 9/13/2019 (c)	536	534

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (c)	3,071	3,237

5.25%, 4/15/2024 (c)	2,327	2,333

5.75%, 4/15/2026 (c)	7,616	7,701

Principal Life Global Funding II

2.15%, 1/10/2020 (c)	2,320	2,311

2.20%, 4/8/2020 (c)	5,873	5,846

Progress Energy, Inc. 4.88%, 12/1/2019	1,700	1,720

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (d) (e) (f)	5,720	5,706

Protective Life Global Funding

1.56%, 9/13/2019 (c)	1,070	1,066

2.92%, 4/15/2022 (c)	2,021	2,020

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042 (d)	10,611	11,269

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (d)	27,059	28,344

(ICE LIBOR USD 3 Month + 3.04%), 5.20%, 3/15/2044 (d)	5,905	6,012

(ICE LIBOR USD 3 Month + 3.03%), 5.38%, 5/15/2045 (d)	4,006	4,086

Public Service Enterprise Group, Inc. 1.60%, 11/15/2019	1,476	1,467

QEP Resources, Inc.

5.38%, 10/1/2022	1,995	1,963

5.25%, 5/1/2023	1,072	1,043

5.63%, 3/1/2026	1,350	1,264

Qorvo, Inc. 5.50%, 7/15/2026 (c)	2,537	2,645

Quad/Graphics, Inc. 7.00%, 5/1/2022	1,000	1,010

Quicken Loans, Inc.

5.75%, 5/1/2025 (c)	4,479	4,546

5.25%, 1/15/2028 (c)	2,070	2,008

Qwest Capital Funding, Inc. 7.75%, 2/15/2031	1,115	1,026

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Qwest Corp.

7.25%, 9/15/2025	325	355

6.88%, 9/15/2033	1,902	1,900

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (c)	3,417	3,186

Radian Group, Inc. 4.50%, 10/1/2024	2,265	2,268

Rain CII Carbon LLC 7.25%, 4/1/2025 (c)	4,225	3,993

Range Resources Corp. 4.88%, 5/15/2025	4,950	4,560

RBS Global, Inc. 4.88%, 12/15/2025 (c)	1,560	1,562

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (c)	788	809

8.25%, 11/15/2026 (c)	809	820

Reliance Standard Life Global Funding II 2.50%, 1/15/2020 (c)	895	892

Republic Services, Inc. 5.00%, 3/1/2020	1,400	1,425

Revlon Consumer Products Corp. 6.25%, 8/1/2024	3,002	1,771

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	9,425	9,453

6.87%, 2/15/2021 (h)	1,646	1,652

RHP Hotel Properties LP

REIT, 5.00%, 4/15/2021	4,340	4,346

REIT, 5.00%, 4/15/2023	2,348	2,389

Rite Aid Corp. 6.13%, 4/1/2023 (c)	6,970	5,938

RR Donnelley & Sons Co. 7.00%, 2/15/2022	58	60

Ryder System, Inc.

2.55%, 6/1/2019	1,530	1,529

2.88%, 9/1/2020	1,167	1,165

Sabre GLBL, Inc.

5.38%, 4/15/2023 (c)	6,087	6,224

5.25%, 11/15/2023 (c)	1,127	1,149

SBA Communications Corp. REIT, 4.00%, 10/1/2022	314	316

Schlumberger Holdings Corp. 3.00%, 12/21/2020 (c)	1,516	1,521

Scientific Games International, Inc.

10.00%, 12/1/2022	2,340	2,463

5.00%, 10/15/2025 (c)	4,506	4,483

Scotts Miracle-Gro Co. (The)

6.00%, 10/15/2023	6,335	6,588

5.25%, 12/15/2026	2,180	2,164

Sealed Air Corp.

5.25%, 4/1/2023 (c)	633	659

5.13%, 12/1/2024 (c)	355	368

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	81

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

SemGroup Corp.

5.63%, 7/15/2022	1,506	1,493

5.63%, 11/15/2023	2,570	2,441

7.25%, 3/15/2026	1,509	1,460

Sensata Technologies BV

4.88%, 10/15/2023 (c)	4,531	4,719

5.63%, 11/1/2024 (c)	1,825	1,939

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (c)	8,376	8,847

Service Corp. International

8.00%, 11/15/2021	1,240	1,352

5.38%, 5/15/2024	6,180	6,343

7.50%, 4/1/2027	2,735	3,138

4.63%, 12/15/2027	165	166

SESI LLC

7.13%, 12/15/2021	221	188

7.75%, 9/15/2024	1,443	1,064

Sinclair Television Group, Inc.

5.38%, 4/1/2021	6,195	6,195

6.13%, 10/1/2022	3,230	3,291

5.63%, 8/1/2024 (c)	3,502	3,540

5.88%, 3/15/2026 (c)	205	207

5.13%, 2/15/2027 (c)	1,380	1,328

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (c)	2,336	2,356

6.00%, 7/15/2024 (c)	9,016	9,309

5.38%, 4/15/2025 (c)	8,355	8,564

5.38%, 7/15/2026 (c)	5,480	5,638

5.00%, 8/1/2027 (c)	1,734	1,748

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (c)	2,510	2,510

SM Energy Co.

5.00%, 1/15/2024	1,445	1,354

5.63%, 6/1/2025	2,535	2,376

6.75%, 9/15/2026	1,210	1,159

6.63%, 1/15/2027	3,281	3,092

Solera LLC 10.50%, 3/1/2024 (c)	2,308	2,504

Sotera Health Holdings LLC 6.50%, 5/15/2023 (c)	1,945	1,964

Sotheby’s 4.88%, 12/15/2025 (c)	2,510	2,447

Southwestern Energy Co.

6.20%, 1/23/2025 (h)	2,899	2,850

7.50%, 4/1/2026	1,614	1,638

7.75%, 10/1/2027	1,165	1,180

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Spectrum Brands, Inc.

6.63%, 11/15/2022	1,601	1,636

6.13%, 12/15/2024	3,812	3,917

5.75%, 7/15/2025	3,755	3,835

Springleaf Finance Corp.

7.75%, 10/1/2021	854	928

6.13%, 5/15/2022	1,830	1,933

5.63%, 3/15/2023	4,267	4,433

6.13%, 3/15/2024	1,060	1,118

6.88%, 3/15/2025	1,740	1,866

7.13%, 3/15/2026	2,933	3,149

Sprint Capital Corp. 8.75%, 3/15/2032	16,048	16,850

Sprint Communications, Inc.

7.00%, 3/1/2020 (c)	2,186	2,246

11.50%, 11/15/2021	305	351

6.00%, 11/15/2022	5,328	5,361

Sprint Corp.

7.25%, 9/15/2021	1,765	1,849

7.88%, 9/15/2023	15,460	16,078

7.13%, 6/15/2024	5,447	5,459

7.63%, 2/15/2025	31,221	31,533

7.63%, 3/1/2026	11,090	11,080

SPX FLOW, Inc.

5.63%, 8/15/2024 (c)	1,969	2,013

5.88%, 8/15/2026 (c)	2,175	2,230

SRC Energy, Inc. 6.25%, 12/1/2025	212	201

SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	3,650	3,744

Standard Industries, Inc.

6.00%, 10/15/2025 (c)	3,115	3,252

5.00%, 2/15/2027 (c)	610	599

4.75%, 1/15/2028 (c)	8,168	7,831

Staples, Inc.

7.50%, 4/15/2026 (c)	6,565	6,577

10.75%, 4/15/2027 (c)	5,099	5,182

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 9/15/2020 (d) (e) (f)	1,650	1,683

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (d) (e) (f)	2,460	2,497

Station Casinos LLC 5.00%, 10/1/2025 (c)	1,640	1,611

Steel Dynamics, Inc.

5.25%, 4/15/2023	780	793

4.13%, 9/15/2025	1,440	1,429

5.00%, 12/15/2026	1,085	1,117

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (c)	1,398	1,471

Summit Materials LLC

6.13%, 7/15/2023	1,475	1,501

5.13%, 6/1/2025 (c)	1,015	1,010

Summit Midstream Holdings LLC

5.50%, 8/15/2022	1,559	1,540

5.75%, 4/15/2025	3,155	2,910

Sunoco LP

4.88%, 1/15/2023	1,540	1,565

5.50%, 2/15/2026	931	947

6.00%, 4/15/2027 (c)	2,890	2,998

5.88%, 3/15/2028	423	434

SunTrust Banks, Inc.

(ICE LIBOR USD 3 Month + 3.86%), 5.63%, 12/15/2019 (d) (e) (f)	844	856

Series G, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 6/15/2022 (d) (e) (f)	6,680	6,605

Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (d) (e) (f)	10,625	10,280

Symantec Corp. 5.00%, 4/15/2025 (c)	2,870	2,926

Syneos Health, Inc. 7.50%, 10/1/2024 (c)	875	917

Talen Energy Supply LLC 6.50%, 6/1/2025	2,956	2,594

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (c)	2,040	2,101

5.50%, 1/15/2028 (c)	2,945	3,000

Targa Resources Partners LP

4.25%, 11/15/2023	2,543	2,549

6.75%, 3/15/2024	7,570	7,901

5.13%, 2/1/2025	2,869	2,941

5.88%, 4/15/2026	3,123	3,288

6.50%, 7/15/2027 (c)	3,173	3,399

5.00%, 1/15/2028	2,955	2,903

6.88%, 1/15/2029 (c)	1,906	2,059

Team Health Holdings, Inc. 6.38%, 2/1/2025 (c)	6,596	5,607

TECO Finance, Inc. 5.15%, 3/15/2020	1,524	1,553

TEGNA, Inc.

6.38%, 10/15/2023	7,080	7,315

5.50%, 9/15/2024 (c)	725	744

Teleflex, Inc.

5.25%, 6/15/2024	2,295	2,353

4.88%, 6/1/2026	368	375

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Tempur Sealy International, Inc.

5.63%, 10/15/2023	4,487	4,543

5.50%, 6/15/2026	8,922	8,889

Tenet Healthcare Corp.

4.75%, 6/1/2020	1,220	1,234

6.00%, 10/1/2020	1,329	1,374

4.50%, 4/1/2021	4,011	4,066

4.38%, 10/1/2021	3,839	3,882

8.13%, 4/1/2022	8,055	8,594

6.75%, 6/15/2023	8,850	9,027

4.63%, 7/15/2024	4,568	4,581

5.13%, 5/1/2025	4,486	4,525

6.25%, 2/1/2027 (c)	6,847	7,138

Tennant Co. 5.63%, 5/1/2025	3,588	3,687

Tenneco, Inc. 5.00%, 7/15/2026	4,155	3,397

Terex Corp. 5.63%, 2/1/2025 (c)	3,655	3,701

Terraform Global Operating LLC 6.13%, 3/1/2026 (c)	1,712	1,712

TerraForm Power Operating LLC

4.25%, 1/31/2023 (c)	1,869	1,848

6.63%, 6/15/2025 (c) (h)	945	987

5.00%, 1/31/2028 (c)	664	655

Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 ‡ (i)	29,250	10

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	1,188	—	(k)

T-Mobile USA, Inc.

6.00%, 3/1/2023	1,598	1,644

6.00%, 3/1/2023 ‡	1,598	—	(k)

6.50%, 1/15/2024	665	688

6.50%, 1/15/2024 ‡	665	—	(k)

6.38%, 3/1/2025	5,377	5,591

6.38%, 3/1/2025 ‡	5,377	—	(k)

5.13%, 4/15/2025	1,704	1,755

5.13%, 4/15/2025 ‡	1,704	—	(k)

6.50%, 1/15/2026	17,580	18,806

6.50%, 1/15/2026 ‡	17,335	—	(k)

4.50%, 2/1/2026	5,110	5,131

4.75%, 2/1/2028	7,912	7,981

4.75%, 2/1/2028 ‡	2,933	—	(k)

Toll Brothers Finance Corp.

5.63%, 1/15/2024	750	794

4.88%, 11/15/2025	970	989

TransDigm, Inc.

6.50%, 7/15/2024	3,961	4,013

6.50%, 5/15/2025	1,650	1,666

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	83

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

6.25%, 3/15/2026 (c)	8,380	8,726

TransMontaigne Partners LP 6.13%, 2/15/2026	1,007	969

Transocean Guardian Ltd. 5.88%, 1/15/2024 (c)	1,943	2,001

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (c)	656	692

Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	3,368	3,469

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	1,125	1,198

Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	493	506

Transocean, Inc.

9.00%, 7/15/2023 (c)	2,374	2,540

7.25%, 11/1/2025 (c)	3,432	3,398

7.50%, 1/15/2026 (c)	5,451	5,369

7.50%, 4/15/2031	2,335	2,031

6.80%, 3/15/2038	2,074	1,639

9.35%, 12/15/2041 (h)	2,336	2,196

Travelport Corporate Finance plc 6.00%, 3/15/2026 (c)	895	962

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (c)	4,010	4,180

TriMas Corp. 4.88%, 10/15/2025 (c)	2,315	2,312

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)	7,337	7,135

Triumph Group, Inc.

4.88%, 4/1/2021	2,510	2,472

5.25%, 6/1/2022	1,196	1,181

7.75%, 8/15/2025	1,670	1,666

Tronox Finance plc 5.75%, 10/1/2025 (c)	1,759	1,717

Tronox, Inc. 6.50%, 4/15/2026 (c)	1,650	1,664

Tutor Perini Corp. 6.88%, 5/1/2025 (c)	1,532	1,534

Ultra Resources, Inc. 9.00%, 7/12/2024	8,119	3,978

Unit Corp. 6.63%, 5/15/2021	2,629	2,576

United Continental Holdings, Inc. 5.00%, 2/1/2024	3,281	3,379

United Rentals North America, Inc.

5.75%, 11/15/2024	4,430	4,559

5.50%, 7/15/2025	3,281	3,397

4.63%, 10/15/2025	8,030	7,970

5.88%, 9/15/2026	931	972

6.50%, 12/15/2026	5,208	5,572

5.50%, 5/15/2027	6,690	6,891

4.88%, 1/15/2028	2,585	2,569

5.25%, 1/15/2030 (l)	2,353	2,365

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

United States Cellular Corp. 6.70%, 12/15/2033	1,545	1,642

United States Steel Corp.

6.88%, 8/15/2025	808	758

6.25%, 3/15/2026	2,223	1,995

Uniti Group LP

REIT, 6.00%, 4/15/2023 (c)	2,600	2,496

REIT, 8.25%, 10/15/2023	4,455	4,148

REIT, 7.13%, 12/15/2024 (c)	55	50

Univar USA, Inc. 6.75%, 7/15/2023 (c)	1,103	1,122

Univision Communications, Inc.

5.13%, 5/15/2023 (c)	1,080	1,042

5.13%, 2/15/2025 (c)	828	777

US Bank NA

2.35%, 1/23/2020	3,770	3,764

(ICE LIBOR USD 3 Month + 0.14%), 2.73%, 10/23/2020 (d)	3,098	3,098

USA Compression Partners LP

6.88%, 4/1/2026	652	684

6.88%, 9/1/2027 (c)	237	249

USAA Capital Corp. 3.00%, 7/1/2020 (c)	3,307	3,325

USG Corp. 4.88%, 6/1/2027 (c)	520	525

Vantiv LLC 4.38%, 11/15/2025 (c)	3,485	3,581

Venator Finance SARL 5.75%, 7/15/2025 (c)	3,375	3,181

Verscend Escrow Corp. 9.75%, 8/15/2026 (c)	1,517	1,608

Vertiv Group Corp. 9.25%, 10/15/2024 (c)	9,546	9,331

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (d)	9,894	9,968

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (d)	6,658	6,842

VICI Properties 1 LLC REIT, 8.00%, 10/15/2023	6,153	6,738

Viking Cruises Ltd. 6.25%, 5/15/2025 (c)	1,110	1,149

Virginia Electric & Power Co. 5.00%, 6/30/2019	185	186

Vista Outdoor, Inc. 5.88%, 10/1/2023	7,330	6,744

Vistra Energy Corp.

7.38%, 11/1/2022	932	964

5.88%, 6/1/2023	3,604	3,676

7.63%, 11/1/2024	3,428	3,612

Vistra Operations Co. LLC 5.50%, 9/1/2026(c)	212	218

VOC Escrow Ltd. 5.00%, 2/15/2028 (c)	1,507	1,496

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Voya Financial, Inc. (ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (d)	9,140	9,163

W&T Offshore, Inc. 9.75%, 11/1/2023 (c)	3,207	3,263

Wabash National Corp. 5.50%, 10/1/2025(c)	2,345	2,228

Weatherford International LLC

9.88%, 3/1/2025	710	497

6.80%, 6/15/2037	12	8

Weatherford International Ltd.

8.25%, 6/15/2023	221	152

9.88%, 2/15/2024	800	560

6.50%, 8/1/2036	763	481

7.00%, 3/15/2038	1,110	705

6.75%, 9/15/2040	537	341

5.95%, 4/15/2042	1,862	1,173

Welbilt, Inc. 9.50%, 2/15/2024	2,435	2,633

WellCare Health Plans, Inc. 5.25%, 4/1/2025	1,865	1,926

Wells Fargo & Co.

(ICE LIBOR USD 3 Month + 0.88%), 3.47%, 7/22/2020(d)	4,617	4,653

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (d) (e) (f)	16,775	17,429

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (d) (e) (f)	12,265	13,246

Wells Fargo Bank NA 2.60%, 1/15/2021	3,350	3,343

WESCO Distribution, Inc. 5.38%, 6/15/2024	2,199	2,254

West Street Merger Sub, Inc. 6.38%, 9/1/2025 (c)	398	385

Western Digital Corp. 4.75%, 2/15/2026	6,651	6,418

Whiting Petroleum Corp.

5.75%, 3/15/2021	895	917

6.25%, 4/1/2023	2,140	2,188

6.63%, 1/15/2026	3,663	3,650

William Carter Co. (The) 5.63%, 3/15/2027 (c)	2,400	2,481

Windstream Services LLC

9.00%, 6/30/2025 (c) (i)	16,895	11,320

8.63%, 10/31/2025 (c) (h)	1,030	1,014

Wisconsin Power & Light Co. 4.60%, 6/15/2020	3,329	3,395

WMG Acquisition Corp.

5.63%, 4/15/2022 (c)	1,127	1,144

5.00%, 8/1/2023 (c)	1,420	1,448

4.88%, 11/1/2024 (c)	930	947

5.50%, 4/15/2026 (c)	3,018	3,086

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

WPX Energy, Inc.

6.00%, 1/15/2022	683	710

8.25%, 8/1/2023	1,259	1,437

5.75%, 6/1/2026	1,479	1,529

WR Berkley Corp. 6.15%, 8/15/2019	3,797	3,832

WR Grace & Co.-Conn 5.63%, 10/1/2024 (c)	1,010	1,083

Wyndham Destinations, Inc.

4.25%, 3/1/2022	162	162

5.40%, 4/1/2024	980	1,009

6.35%, 10/1/2025 (h)	595	632

5.75%, 4/1/2027	710	714

Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	9,290	9,380

Xerox Corp. 4.12%, 3/15/2023	2,347	2,341

XPO Logistics, Inc.

6.50%, 6/15/2022 (c)	2,310	2,362

6.13%, 9/1/2023 (c)	4,902	5,006

6.75%, 8/15/2024 (c)	3,535	3,650

Zayo Group LLC

6.00%, 4/1/2023	6,695	6,804

6.38%, 5/15/2025	5,438	5,533

5.75%, 1/15/2027 (c)	2,140	2,172

		3,469,861

Total Corporate Bonds (Cost $4,338,504)		4,376,582

	SHARES (000)
Common Stocks — 34.4%

Australia — 0.7%

BHP Group plc	194	4,569

Dexus, REIT	1,378	12,164

Goodman Group, REIT	2,954	27,489

Mirvac Group, REIT	7,379	14,772

Rio Tinto plc	492	28,681

		87,675

Austria — 0.1%

Erste Group Bank AG*	368	14,715

Belgium — 0.2%

Ageas	31	1,647

KBC Group NV	40	2,933

Proximus SADP	77	2,166

Shurgard Self Storage SA*	314	10,388

Telenet Group Holding NV	29	1,558

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	85

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Belgium — continued

Warehouses De Pauw CVA, REIT	65	9,768

		28,460

Brazil — 0.3%

Ambev SA, ADR	2,858	13,460

BB Seguridade Participacoes SA	1,572	11,392

Engie Brasil Energia SA	246	2,799

Itau Unibanco Holding SA (Preference)	1,462	12,653

		40,304

Canada — 0.5%

Advanz Pharma Corp.*	174	3,070

Allied Properties, REIT	464	16,424

Canadian Apartment Properties REIT	339	12,141

TransCanada Corp.	562	26,818

		58,453

Cayman Islands — 0.0% (a)

Telford Offshore Holdings Ltd.* ‡	58	32

Chile — 0.0% (a)

Banco Santander Chile, ADR	136	3,821

China — 1.4%

China Construction Bank Corp., Class H	22,641	19,959

China Life Insurance Co. Ltd., Class H	1,571	4,464

China Mobile Ltd.	1,043	9,947

China Overseas Land & Investment Ltd.	4,800	17,984

China Pacific Insurance Group Co. Ltd., Class H	4,123	16,919

China Petroleum & Chemical Corp., Class H	7,350	5,650

CNOOC Ltd.	4,869	8,844

Fuyao Glass Industry Group Co. Ltd., Class A	3,338	12,465

Fuyao Glass Industry Group Co. Ltd., Class H (b)	220	774

Guangdong Investment Ltd.	2,558	4,785

Henan Shuanghui Investment & Development Co. Ltd., Class A	143	589

Huayu Automotive Systems Co. Ltd., Class A	3,767	13,175

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	2,843	13,103

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	388	6,779

Midea Group Co. Ltd., Class A	1,958	15,242

Ping An Insurance Group Co. of China Ltd., Class H	1,931	23,374

SAIC Motor Corp. Ltd., Class A	848	3,447

		177,500

INVESTMENTS	SHARES (000)	VALUE (000)

Colombia — 0.0% (a)

Frontera Energy Corp.	17	149

Frontera Energy Corp.	41	366

Millicom International Cellular SA, SDR	37	2,138

		2,653

Czech Republic — 0.1%

Komercni banka A/S	263	9,982

Moneta Money Bank A/S (b)	522	1,673

		11,655

Denmark — 0.1%

Novo Nordisk A/S, Class B	268	13,128

Tryg A/S	57	1,729

		14,857

Finland — 0.2%

Elisa OYJ	48	2,053

Fortum OYJ	102	2,157

Konecranes OYJ	214	8,960

Metso OYJ	64	2,378

Nokia OYJ	507	2,665

Orion OYJ, Class B	43	1,423

Sampo OYJ, Class A	47	2,142

Stora Enso OYJ, Class R	155	1,930

UPM-Kymmene OYJ	84	2,382

		26,090

France — 2.3%

Airbus SE	6	761

Airbus SE	161	22,101

Amundi SA (b)	35	2,524

AXA SA	170	4,522

Bouygues SA	59	2,220

Capgemini SE	104	12,633

Casino Guichard Perrachon SA	49	1,986

Cie Generale des Etablissements Michelin SCA	24	3,050

CNP Assurances	99	2,333

Covivio, REIT	157	17,023

Engie SA	228	3,388

Eutelsat Communications SA	121	2,185

Gecina SA, REIT	16	2,389

ICADE, REIT	23	1,948

Klepierre SA, REIT	49	1,756

LVMH Moet Hennessy Louis Vuitton SE	57	22,564

Orange SA	1,263	19,738

Peugeot SA	84	2,202

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

France — continued

Publicis Groupe SA	48	2,855

Renault SA	33	2,269

Rexel SA	65	877

Sanofi	364	31,800

Schneider Electric SE	413	34,915

SCOR SE	56	2,269

Societe BIC SA	24	2,068

TOTAL SA	794	44,139

Veolia Environnement SA	117	2,769

Vinci SA	382	38,610

		287,894

Germany — 1.1%

Allianz SE (Registered)	177	42,825

Aroundtown SA	1,271	10,325

Daimler AG (Registered)*	70	4,597

Deutsche Lufthansa AG (Registered)	66	1,607

Deutsche Telekom AG (Registered)	963	16,130

E.ON SE	237	2,547

Evonik Industries AG	71	2,129

Hannover Rueck SE	11	1,632

HUGO BOSS AG	21	1,492

METRO AG	118	1,997

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)*	99	24,738

RWE AG*	107	2,738

Volkswagen AG (Preference)	79	13,735

Vonovia SE	272	13,581

		140,073

Hong Kong — 0.6%

Hang Seng Bank Ltd.	569	14,955

HKT Trust & HKT Ltd.	13,546	20,997

Hong Kong Exchanges & Clearing Ltd.	357	12,398

Sun Hung Kai Properties Ltd.	545	9,406

WH Group Ltd. (b)	5,760	6,815

Wharf Real Estate Investment Co. Ltd.	1,369	10,493

		75,064

Hungary — 0.1%

OTP Bank Nyrt.	380	16,881

India — 0.3%

Coal India Ltd.	1,004	3,641

Infosys Ltd., ADR	904	9,732

ITC Ltd.	1,526	6,614

INVESTMENTS	SHARES (000)	VALUE (000)

India — continued

Tata Consultancy Services Ltd.	410	13,337

		33,324

Indonesia — 0.1%

Telekomunikasi Indonesia Persero Tbk. PT	47,832	12,737

Ireland — 0.0% (a)

AIB Group plc	495	2,301

Smurfit Kappa Group plc	71	2,078

		4,379

Italy — 0.3%

Assicurazioni Generali SpA	175	3,389

Enel SpA	3,740	23,684

Eni SpA	236	4,028

Mediobanca Banca di Credito Finanziario SpA	207	2,194

Poste Italiane SpA (b)	250	2,673

Snam SpA	510	2,598

Terna Rete Elettrica Nazionale SpA	293	1,757

		40,323

Japan — 1.0%

Daiwa House REIT Investment Corp.	3	6,595

Invesco Office J-Reit, Inc., REIT	47	7,123

Japan Hotel REIT Investment Corp.	14	11,093

JXTG Holdings, Inc.	2,250	10,949

Kenedix Office Investment Corp., REIT	1	8,924

Kenedix Retail REIT Corp.	2	4,119

Mitsubishi Electric Corp.	917	13,116

Mitsui Fudosan Co. Ltd.	353	8,171

Mitsui Fudosan Logistics Park, Inc., REIT	1	3,806

Nippon Accommodations Fund, Inc., REIT	2	7,854

Nippon Prologis REIT, Inc.	4	7,686

Orix JREIT, Inc., REIT	4	7,044

T&D Holdings, Inc.	301	3,258

Tokio Marine Holdings, Inc.	161	8,132

Toyota Motor Corp.	217	13,435

		121,305

Luxembourg — 0.0% (a)

SES SA, FDR	66	1,118

Macau — 0.1%

Sands China Ltd.	2,050	11,286

Mexico — 0.3%

Bolsa Mexicana de Valores SAB de CV	1,340	2,757

Fibra Uno Administracion SA de CV, REIT	5,406	8,013

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	87

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Mexico — continued

Kimberly-Clark de Mexico SAB de CV, Class A*	6,169	10,653

Wal-Mart de Mexico SAB de CV	4,095	12,033

		33,456

Netherlands — 0.4%

ABN AMRO Group NV, CVA (b)	88	2,076

Aegon NV	505	2,635

Akzo Nobel NV	126	10,674

Eurocommercial Properties NV, REIT, CVA	197	5,724

ING Groep NV	308	3,933

Koninklijke Ahold Delhaize NV	112	2,689

Koninklijke KPN NV	744	2,286

NN Group NV	65	2,820

Royal Dutch Shell plc, Class B	491	15,843

		48,680

New Zealand — 0.0% (a)

UCI Holdings LLC* ‡	65	1,489

Norway — 0.3%

Aker BP ASA	60	1,988

DNB ASA*	155	2,980

Equinor ASA	151	3,372

Gjensidige Forsikring ASA	119	2,308

Mowi ASA	95	2,071

Norsk Hydro ASA	1,434	6,178

Telenor ASA	839	16,871

		35,768

Portugal — 0.0% (a)

EDP — Energias de Portugal SA*	665	2,523

Galp Energia SGPS SA	84	1,403

		3,926

Russia — 0.4%

Alrosa PJSC	4,338	6,328

Moscow Exchange MICEX-RTS PJSC	7,774	10,959

Sberbank of Russia PJSC	7,834	27,445

Severstal PJSC, GDR (b)	180	2,921

Severstal PJSC, GDR (b)	10	166

		47,819

Singapore — 0.2%

Ascendas, REIT	4,553	10,057

City Developments Ltd.	414	2,722

DBS Group Holdings Ltd.	755	15,692

		28,471

INVESTMENTS	SHARES (000)	VALUE (000)

South Africa — 0.3%

Absa Group Ltd.	973	11,208

Anglo American plc	135	3,503

AVI Ltd.	863	5,544

Bid Corp. Ltd.	297	6,281

FirstRand Ltd.	1,700	8,091

SPAR Group Ltd. (The)	221	3,006

Vodacom Group Ltd.	645	5,206

		42,839

South Korea — 0.4%

KT&G Corp.	116	10,189

Orange Life Insurance Ltd. (b)	52	1,585

Samsung Electronics Co. Ltd.	542	21,323

Samsung Fire & Marine Insurance Co. Ltd.	28	7,198

SK Telecom Co. Ltd., ADR	262	6,182

		46,477

Spain — 0.6%

ACS Actividades de Construccion y Servicios SA	40	1,823

Aena SME SA (b)	14	2,674

Banco Bilbao Vizcaya Argentaria SA	693	4,214

Enagas SA	80	2,275

Endesa SA	93	2,329

Iberdrola SA	3,525	32,030

Industria de Diseno Textil SA	296	8,964

Inmobiliaria Colonial Socimi SA, REIT	235	2,529

Merlin Properties Socimi SA, REIT	864	11,779

Naturgy Energy Group SA	85	2,408

Red Electrica Corp. SA	115	2,380

Repsol SA	189	3,202

Telefonica SA	476	3,972

		80,579

Sweden — 0.3%

Boliden AB*	79	2,363

Electrolux AB, Series B	77	1,896

ICA Gruppen AB	25	890

Lundin Petroleum AB	69	2,256

Skandinaviska Enskilda Banken AB, Class A	295	2,819

Skanska AB, Class B	88	1,535

SKF AB, Class B	101	1,875

Svenska Handelsbanken AB, Class A	1,028	11,225

Swedbank AB, Class A	47	773

Swedish Match AB	48	2,326

Tele2 AB, Class B	180	2,410

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Sweden — continued

Telia Co. AB	521	2,219

Volvo AB, Class B	214	3,435

		36,022

Switzerland — 1.6%

Glencore plc*	1,049	4,164

Nestle SA (Registered)	671	64,579

Novartis AG (Registered)	625	51,209

Roche Holding AG	198	52,201

Swiss Life Holding AG (Registered)*	5	2,137

Swiss Re AG	271	26,072

Zurich Insurance Group AG	13	4,277

		204,639

Taiwan — 1.1%

Asustek Computer, Inc.	659	5,038

Chicony Electronics Co. Ltd.	841	2,074

Delta Electronics, Inc.	1,162	6,135

MediaTek, Inc.	917	8,789

Mega Financial Holding Co. Ltd.	7,285	6,994

Novatek Microelectronics Corp.	1,735	11,350

President Chain Store Corp.	485	4,525

Quanta Computer, Inc.	5,475	10,499

Taiwan Mobile Co. Ltd.	3,400	12,434

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,468	64,340

Vanguard International Semiconductor Corp.	3,427	7,615

		139,793

Thailand — 0.2%

Siam Cement PCL (The) (Registered)	636	9,165

Siam Commercial Bank PCL (The)	3,032	12,315

Thai Oil PCL	1,373	2,979

		24,459

Turkey — 0.0% (a)

Tofas Turk Otomobil Fabrikasi A/S	342	1,029

Tupras Turkiye Petrol Rafinerileri A/S	121	2,500

		3,529

United Arab Emirates — 0.1%

Emaar Development PJSC	1,505	1,606

First Abu Dhabi Bank PJSC	1,615	7,035

		8,641

United Kingdom — 2.0%

3i Group plc	178	2,486

INVESTMENTS	SHARES (000)	VALUE (000)

United Kingdom — continued

Admiral Group plc	81	2,344

AstraZeneca plc	79	5,868

Aviva plc	458	2,572

Barclays plc	1,402	3,009

Barratt Developments plc	300	2,364

Berkeley Group Holdings plc	46	2,273

BP plc	3,039	22,096

British American Tobacco plc	137	5,382

BT Group plc	1,111	3,314

Compass Group plc	140	3,193

Diageo plc	680	28,682

Direct Line Insurance Group plc	387	1,666

GlaxoSmithKline plc	354	7,277

Imperial Brands plc	513	16,317

International Consolidated Airlines Group SA	183	1,293

J Sainsbury plc	445	1,294

Legal & General Group plc	863	3,138

Lloyds Banking Group plc	5,998	4,906

Meggitt plc	202	1,438

Micro Focus International plc	78	1,985

Mondi plc	59	1,294

National Grid plc	348	3,808

NewRiver REIT plc	1,799	5,384

Next plc	35	2,651

Persimmon plc	85	2,491

Prudential plc	1,133	25,740

RELX plc	158	3,625

Royal Bank of Scotland Group plc	852	2,669

Safestore Holdings plc, REIT	1,060	8,903

Segro plc, REIT	1,473	13,047

Severn Trent plc	87	2,313

Taylor Wimpey plc	9,570	22,689

Tritax Big Box REIT plc	4,145	8,041

Tritax EuroBox plc, REIT (b)	1,138	1,410

Unilever plc	174	10,537

UNITE Group plc (The), REIT	822	10,104

United Utilities Group plc	215	2,337

Workspace Group plc, REIT	524	6,754

		256,694

United States — 16.7%

Accenture plc, Class A	47	8,534

Air Products & Chemicals, Inc.	98	20,087

Altria Group, Inc.	484	26,322

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	89

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

United States — continued

Americold Realty Trust, REIT	340	10,882

Analog Devices, Inc.	275	31,946

Apple, Inc.	73	14,633

Arthur J Gallagher & Co.	81	6,759

AT&T, Inc.	266	8,220

Automatic Data Processing, Inc.	218	35,893

AvalonBay Communities, Inc., REIT	187	37,510

Avaya Holdings Corp.*	200	3,820

Bank of America Corp.	837	25,587

BB&T Corp.	290	14,830

Brandywine Realty Trust, REIT	636	9,784

Bristol-Myers Squibb Co.	402	18,647

Brixmor Property Group, Inc., REIT	531	9,499

Caesars Entertainment Corp.*	252	2,360

Camden Property Trust, REIT	111	11,142

Carnival plc	33	1,759

Chevron Corp.	304	36,445

Chubb Ltd.	74	10,698

Cincinnati Financial Corp.	73	7,000

Cisco Systems, Inc.	186	10,421

Citigroup, Inc.	314	22,222

Claire’s Stores, Inc.* ‡	4	2,930

CME Group, Inc.	139	24,862

CMS Energy Corp.	207	11,483

Coca-Cola Co. (The)	1,860	91,239

Comcast Corp., Class A	1,031	44,872

ConocoPhillips	248	15,675

CVS Health Corp.	115	6,262

Deere & Co.	48	7,999

Diamondback Energy, Inc.	72	7,675

Digital Realty Trust, Inc., REIT	300	35,259

Douglas Emmett, Inc., REIT	332	13,682

Dover Corp.	166	16,236

DowDuPont, Inc.	146	5,622

DTE Energy Co.	46	5,770

Eaton Corp. plc	209	17,338

Eli Lilly & Co.	294	34,375

EOG Resources, Inc.	77	7,380

Equinix, Inc., REIT	49	22,214

Equity LifeStyle Properties, Inc., REIT	142	16,574

Essex Property Trust, Inc., REIT	64	18,088

Exxon Mobil Corp.	128	10,299

Federal Realty Investment Trust, REIT	115	15,332

Ferguson plc	191	13,605

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Fidelity National Information Services, Inc.	111	12,869

General Dynamics Corp.	86	15,399

Goodman Networks, Inc.* ‡	53	—	(k)

Halcon Resources Corp.*	279	363

Healthcare Trust of America, Inc., Class A, REIT	525	14,472

Highwoods Properties, Inc., REIT	261	11,625

Home Depot, Inc. (The)	104	21,117

Honeywell International, Inc.	45	7,784

Illinois Tool Works, Inc.	55	8,607

Intercontinental Exchange, Inc.	180	14,632

International Business Machines Corp.	116	16,269

Invitation Homes, Inc., REIT	856	21,283

Iron Mountain, Inc., REIT	524	17,031

Johnson & Johnson	85	12,066

Kilroy Realty Corp., REIT	194	14,926

M&T Bank Corp.	45	7,683

Marathon Petroleum Corp.	284	17,288

McDonald’s Corp.	77	15,253

Merck & Co., Inc.	899	70,724

Microsoft Corp.	318	41,480

Mid-America Apartment Communities, Inc., REIT	207	22,617

Mondelez International, Inc., Class A	461	23,461

Morgan Stanley	493	23,773

NextEra Energy, Inc.	181	35,132

NII Holdings, Inc.*	178	348

NiSource, Inc.	358	9,938

Norfolk Southern Corp.	166	33,891

Northern Trust Corp.	113	11,183

Occidental Petroleum Corp.	222	13,075

Park Hotels & Resorts, Inc., REIT	760	24,388

Parker-Hannifin Corp.	61	10,959

Pebblebrook Hotel Trust, REIT	252	8,190

Penn Virginia Corp.*	12	526

PepsiCo, Inc.	211	26,969

Pfizer, Inc.	2,355	95,632

Philip Morris International, Inc.	496	42,929

PNC Financial Services Group, Inc. (The)	133	18,251

PPG Industries, Inc.	126	14,759

Procter & Gamble Co. (The)	148	15,729

Prologis, Inc., REIT	779	59,734

Prudential Financial, Inc.	158	16,650

Public Storage, REIT	133	29,332

Remington Outdoor Co., Inc.* ‡	16	35

Republic Services, Inc.	62	5,102

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

United States — continued

Rexford Industrial Realty, Inc., REIT	394	14,925

Sunstone Hotel Investors, Inc., REIT	597	8,603

T. Rowe Price Group, Inc.	137	14,725

Texas Instruments, Inc.	423	49,834

Travelers Cos., Inc. (The)	117	16,815

Union Pacific Corp.	46	8,207

United Parcel Service, Inc., Class B	192	20,347

UnitedHealth Group, Inc.	67	15,515

US Bancorp	430	22,953

Ventas, Inc., REIT	373	22,802

Verizon Communications, Inc.	1,204	68,865

VICI Properties, Inc., REIT	1,215	27,695

Vistra Energy Corp.	185	5,053

Vornado Realty Trust, REIT	330	22,839

Walt Disney Co. (The)	219	29,966

Wells Fargo & Co.	328	15,900

Xcel Energy, Inc.	784	44,274

		2,122,563

Total Common Stocks (Cost $3,667,667)		4,376,443

	PRINCIPAL AMOUNT (000)
Asset-Backed Securities — 5.6%

Canada — 0.1%

Golden Credit Card Trust Series 2016-5A, Class A, 1.60%, 9/15/2021 (c)	2,800	2,789

Cayman Islands — 0.1%

BlueMountain CLO Ltd.

Series 2015-1A, Class C, 6.35%, 4/13/2027 ‡ (c) (j)	285	284

Series 2012-2A, Class DR2, 5.54%, 11/20/2028 ‡ (c) (j)	1,500	1,476

Series 2014-2A, Class DR2, 5.69%, 10/20/2030 ‡ (c) (j)	1,675	1,636

Series 2018-3A, Class D, 5.83%, 10/25/2030 ‡ (c) (j)	1,285	1,269

Carlyle Global Market Strategies CLO Ltd. Series 2016-1A, Class CR, 5.34%, 4/20/2027 (c) (j)	1,250	1,235

CIFC Funding Ltd.

Series 2014-5A, Class BR2, 4.39%, 10/17/2031 ‡ (c) (j)	943	939

Series 2014-5A, Class DR2, 5.99%, 10/17/2031 ‡ (c) (j)	275	275

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Cayman Islands — continued

LCM 28 Ltd. Series 28A, Class B, 4.19%, 10/20/2030 ‡ (c) (j)	975	962

Voya CLO Ltd.

Series 2019-1A, Class A, 3.81%, 4/15/2029 (c) (j)	2,366	2,370

Series 2019-1A, Class D, 5.94%, 4/15/2029 ‡ (c) (j)	2,060	2,060

Series 2016-3A, Class CR, 5.85%, 10/18/2031 ‡ (c) (j)	1,050	1,047

		13,553

United States — 5.4%

ABFC Trust

Series 2003-OPT1, Class A1A, 3.30%, 4/25/2033 ‡ (j)	238	238

Series 2004-OPT3, Class M1, 3.23%, 9/25/2033 ‡ (j)	667	652

Series 2004-HE1, Class M1, 3.38%, 3/25/2034 ‡ (j)	1,409	1,409

Series 2005-WF1, Class M1, 3.02%, 11/25/2034 ‡ (j)	999	999

ACC Trust

Series 2018-1, Class B, 4.82%, 5/20/2021 (c)	915	919

Series 2019-1, Class A, 3.75%, 5/20/2022 (c)	837	840

Series 2019-1, Class B, 4.47%, 10/20/2022 (c)	2,475	2,503

Series 2018-1, Class C, 6.81%, 2/21/2023 (c)	715	724

Series 2019-1, Class C, 6.41%, 2/20/2024 (c)	2,050	2,087

Accredited Mortgage Loan Trust Series 2004-4, Class M1, 3.35%, 1/25/2035 ‡ (j)	810	807

ACE Securities Corp. Home Equity Loan Trust

Series 2003-FM1, Class M1, 3.77%, 11/25/2032 ‡ (j)	862	877

Series 2003-NC1, Class M1, 3.65%, 7/25/2033 ‡ (j)	591	587

Series 2003-HE1, Class M1, 3.45%, 11/25/2033 (j)	1,064	1,052

Series 2003-OP1, Class M1, 3.53%, 12/25/2033 ‡ (j)	3,172	3,167

Series 2004-OP1, Class M2, 4.05%, 4/25/2034 ‡ (j)	3,385	3,355

Series 2004-HE4, Class M2, 3.45%, 12/25/2034 ‡ (j)	1,297	1,271

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	91

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Ally Auto Receivables Trust

Series 2018-3, Class A2, 2.72%, 5/17/2021	1,294	1,294

Series 2017-1, Class A3, 1.70%, 6/15/2021	773	770

Series 2017-3, Class A3, 1.74%, 9/15/2021	4,541	4,522

Series 2017-4, Class A3, 1.75%, 12/15/2021	2,246	2,234

American Credit Acceptance Receivables Trust

Series 2018-3, Class D, 4.14%, 10/15/2024 (c)	1,816	1,843

Series 2018-3, Class E, 5.17%, 10/15/2024 (c)	1,545	1,573

Series 2017-4, Class E, 5.02%, 12/10/2024 (c)	420	424

Series 2018-4, Class D, 4.40%, 1/13/2025 (c)	3,280	3,356

Series 2018-4, Class E, 5.38%, 1/13/2025 (c)	725	743

Series 2019-1, Class D, 3.81%, 4/14/2025 (c)	3,850	3,885

Series 2019-1, Class E, 4.84%, 4/14/2025 (c)	2,505	2,529

Series 2018-3, Class F, 6.44%, 6/12/2025 (c)	1,255	1,280

Series 2018-4, Class F, 6.94%, 10/13/2025 (c)	1,045	1,081

Series 2019-1, Class F, 6.06%, 12/12/2025 (c)	1,630	1,646

AmeriCredit Automobile Receivables Trust

Series 2016-4, Class A3, 1.53%, 7/8/2021	2,356	2,351

Series 2017-1, Class A3, 1.87%, 8/18/2021	691	689

Series 2018-2, Class A2A, 2.86%, 11/18/2021	2,143	2,145

Series 2017-2, Class A3, 1.98%, 12/20/2021	1,651	1,645

Series 2018-3, Class A2A, 3.11%, 1/18/2022	3,676	3,683

Series 2019-1, Class C, 3.36%, 2/18/2025	925	934

Series 2019-1, Class D, 3.62%, 3/18/2025	1,185	1,201

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2002-AR1, Class M1, 3.56%, 9/25/2032 ‡ (j)	513	517

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2004-R8, Class M1, 3.44%, 9/25/2034 ‡ (j)	79	79

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities

Series 2004-R1, Class A2, 3.08%, 2/25/2034 ‡ (j)	810	787

Series 2004-R1, Class M1, 3.27%, 2/25/2034 ‡ (j)	2,134	2,143

Series 2004-R1, Class M2, 3.35%, 2/25/2034 ‡ (j)	382	369

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2003-W5, Class M2, 4.28%, 10/25/2033 ‡ (j)	936	913

Series 2004-W3, Class A3, 3.30%, 2/25/2034 ‡ (j)	1,547	1,499

Series 2004-W2, Class M2, 4.35%, 4/25/2034 ‡ (j)	578	589

Series 2004-W2, Class M3, 4.58%, 4/25/2034 ‡ (j)	426	421

Series 2004-W6, Class M1, 3.30%, 5/25/2034 ‡ (j)	831	830

Series 2004-W7, Class M2, 3.38%, 5/25/2034 ‡ (j)	452	452

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2001-HE3, Class A1, 3.01%, 11/15/2031 (j)	1,667	1,639

Series 2003-HE3, Class M2, 5.47%, 6/15/2033 ‡ (j)	92	93

Series 2003-HE4, Class M1, 3.72%, 8/15/2033 (j)	1,358	1,357

Series 2003-HE4, Class M2, 4.44%, 8/15/2033 ‡ (j)	1,038	1,025

Series 2004-HE2, Class M2, 4.35%, 4/25/2034 ‡ (j)	1,427	1,411

Series 2004-HE7, Class M2, 4.05%, 10/25/2034 ‡ (j)	953	961

Series 2005-HE6, Class M4, 3.44%, 7/25/2035 ‡ (j)	500	500

BA Credit Card Trust Series 2017-A1, Class A1, 1.95%, 8/15/2022	1,654	1,646

Bayview Financial Acquisition Trust Series 2006-D, Class 1A5, 5.67%, 12/28/2036 ‡ (h)	310	318

Bayview Financial Mortgage Pass-Through Trust Series 2006-C, Class 1A2, 5.64%, 11/28/2036 ‡ (h)	189	191

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Bayview Opportunity Master Fund Trust Series 2018-RN5, Class A1, 3.82%, 4/28/2033 ‡ (c) (h)	714	715

Bear Stearns Asset-Backed Securities I Trust

Series 2004-HE6, Class M2, 4.35%, 8/25/2034 ‡ (j)	3,448	3,441

Series 2004-HE11, Class M2, 4.05%, 12/25/2034 ‡ (j)	1,291	1,311

Bear Stearns Asset-Backed Securities Trust

Series 2003-SD1, Class A, 3.38%, 12/25/2033 ‡ (j)	376	374

Series 2003-SD1, Class M1, 3.75%, 12/25/2033 ‡ (j)	435	423

Series 2004-HE2, Class M2, 4.28%, 3/25/2034 ‡ (j)	1,175	1,181

Series 2003-1, Class M1, 4.13%, 11/25/2042 ‡ (j)	395	381

Series 2004-SD4, Class A1, 3.38%, 8/25/2044 ‡ (j)	1,480	1,476

BMW Vehicle Lease Trust Series 2017-2, Class A3, 2.07%, 10/20/2020	319	318

Capital One Multi-Asset Execution Trust Series 2016-A4, Class A4, 1.33%, 6/15/2022	1,500	1,495

CarMax Auto Owner Trust

Series 2015-2, Class A4, 1.80%, 3/15/2021	1,048	1,047

Series 2016-2, Class A4, 1.68%, 9/15/2021	500	495

Series 2018-3, Class A2A, 2.88%, 10/15/2021	85	85

Series 2017-1, Class A3, 1.98%, 11/15/2021	178	177

CDC Mortgage Capital Trust Series 2003-HE1, Class M1, 3.83%, 8/25/2033 (j)	385	384

Centex Home Equity Loan Trust

Series 2004-A, Class M1, 3.08%, 1/25/2034 ‡ (j)	3,813	3,795

Series 2004-C, Class M2, 3.27%, 6/25/2034 ‡ (j)	600	597

Series 2004-D, Class MV2, 3.17%, 9/25/2034 ‡ (j)	200	199

Series 2004-D, Class MF2, 5.56%, 9/25/2034 ‡ (h)	603	610

Series 2004-D, Class MF3, 5.76%, 9/25/2034 ‡ (h)	1,640	1,643

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Chase Funding Loan Acquisition Trust

Series 2004-AQ1, Class M1, 3.57%, 5/25/2034 ‡ (j)	1,116	1,113

Series 2004-OPT1, Class M2, 3.98%, 6/25/2034 ‡ (j)	920	919

Chase Funding Trust

Series 2003-5, Class 1M2, 5.64%, 9/25/2032 ‡ (j)	278	267

Series 2003-4, Class 2M1, 3.38%, 3/25/2033 ‡ (j)	134	129

Series 2004-1, Class 1M1, 4.73%, 5/25/2033 ‡	841	871

Series 2003-4, Class 1A5, 5.19%, 5/25/2033 ‡ (h)	1,106	1,121

Series 2004-1, Class 2M1, 3.23%, 9/25/2033 ‡ (j)	416	412

Series 2003-6, Class 2A2, 3.06%, 11/25/2034 ‡ (j)	2,345	2,272

Series 2003-6, Class 2M1, 3.23%, 11/25/2034 ‡ (j)	1,563	1,552

Series 2004-2, Class 1M1, 5.70%, 2/26/2035 ‡ (j)	1,803	1,836

CHEC Loan Trust Series 2004-1, Class M1, 3.38%, 7/25/2034 ‡ (c) (j)	1,031	985

Citibank Credit Card Issuance Trust

Series 2014-A6, Class A6, 2.15%, 7/15/2021	1,125	1,124

Series 2017-A9, Class A9, 1.80%, 9/20/2021	2,780	2,771

Series 2016-A1, Class A1, 1.75%, 11/19/2021	6,440	6,413

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (h)	3,259	3,346

Citigroup Mortgage Loan Trust, Inc.

Series 2005-OPT1, Class M4, 3.53%, 2/25/2035 ‡ (j)	224	214

Series 2005-WF2, Class AF7, 5.25%, 8/25/2035 ‡ (h)	52	52

CLUB Credit Trust

Series 2017-NP1, Class C, 5.13%, 4/17/2023 ‡ (c)	275	276

Series 2018-NP1, Class C, 4.74%, 5/15/2024 (c)	2,130	2,142

Conn’s Receivables Funding LLC

Series 2018-A, Class B, 4.65%, 1/15/2023 ‡ (c)	1,346	1,353

Series 2018-A, Class C, 6.02%, 1/15/2023 (c)	1,057	1,065

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	93

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2019-A, Class B, 4.36%, 10/16/2023 (c)	1,600	1,601

Series 2019-A, Class C, 5.29%, 10/16/2023 (c)	1,590	1,590

Continental Airlines Pass-Through Trust Series 2004-ERJ1, 9.56%, 9/1/2019	2	2

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 3.60%, 12/25/2032 ‡ (j)	564	563

Series 2003-3, Class 3A, 3.02%, 11/25/2033 ‡ (j)	1,173	1,146

Series 2004-BC1, Class M1, 3.23%, 2/25/2034 (j)	1,000	995

Series 2004-2, Class M1, 3.23%, 5/25/2034 ‡ (j)	5,203	5,196

Series 2004-3, Class M1, 3.23%, 6/25/2034 ‡ (j)	1,265	1,257

Series 2004-3, Class M2, 3.30%, 6/25/2034 ‡ (j)	457	456

Series 2004-BC4, Class M1, 3.53%, 11/25/2034 ‡ (j)	172	172

Series 2004-ECC2, Class M2, 3.45%, 12/25/2034 ‡ (j)	423	424

Series 2005-12, Class M2, 2.97%, 2/25/2036 ‡ (j)	3,000	2,990

Series 2005-AB4, Class 2A1, 2.75%, 3/25/2036 ‡ (j)	2,069	1,894

Series 2006-19, Class 2A2, 2.64%, 3/25/2037 ‡ (j)	6,886	6,848

Countrywide Partnership Trust Series 2004-EC1, Class M2, 3.42%, 1/25/2035 ‡ (j)	737	738

CPS Auto Receivables Trust

Series 2018-D, Class D, 4.34%, 9/16/2024 (c)	730	744

Series 2019-A, Class D, 4.35%, 12/16/2024 (c)	1,560	1,591

Credit Acceptance Auto Loan Trust Series 2019-1A, Class B, 3.75%, 4/17/2028 (c)	4,875	4,936

Credit-Based Asset Servicing & Securitization LLC

Series 2004-CB2, Class M1, 3.26%, 7/25/2033 ‡ (j)	1,215	1,189

Series 2003-CB6, Class M1, 3.53%, 12/25/2033 ‡ (j)	2,075	2,049

CWABS Asset-Backed Certificates Trust Series 2005-11, Class AF6, 5.05%, 2/25/2036 ‡ (j)	786	802

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

CWABS, Inc. Asset-Backed Certificates Trust

Series 2003-BC1, Class A1, 3.28%, 3/25/2033 ‡ (j)	2,381	2,360

Series 2004-1, Class M3, 3.45%, 2/25/2034 ‡ (j)	1,058	1,054

Series 2004-1, Class M2, 3.30%, 3/25/2034 ‡ (j)	586	583

Series 2004-5, Class M2, 3.48%, 7/25/2034 ‡ (j)	1,536	1,537

Series 2004-6, Class M2, 3.45%, 10/25/2034 ‡ (j)	547	546

Discover Card Execution Note Trust

Series 2014-A4, Class A4, 2.12%, 12/15/2021	250	250

Series 2012-A6, Class A6, 1.67%, 1/18/2022	5,873	5,861

Series 2016-A4, Class A4, 1.39%, 3/15/2022	3,822	3,805

Drive Auto Receivables Trust

Series 2018-5, Class A2A, 3.08%, 7/15/2021	2,512	2,514

Series 2018-3, Class A3, 3.01%, 11/15/2021	1,807	1,807

Series 2018-4, Class A3, 3.04%, 11/15/2021	1,448	1,449

Series 2018-4, Class D, 4.09%, 1/15/2026	1,920	1,955

Series 2018-5, Class D, 4.30%, 4/15/2026	1,830	1,890

Series 2019-1, Class D, 4.09%, 6/15/2026	1,685	1,722

DRIVEN BRANDS FUNDING LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (c)	2,085	2,112

DT Auto Owner Trust

Series 2017-1A, Class E, 5.79%, 2/15/2024 (c)	2,628	2,702

Series 2018-3A, Class D, 4.19%, 7/15/2024 (c)	2,620	2,672

Series 2019-1A, Class D, 3.87%, 11/15/2024 (c)	3,285	3,315

Series 2017-4A, Class E, 5.15%, 11/15/2024 (c)	1,525	1,567

Series 2018-2A, Class E, 5.54%, 6/16/2025 (c)	685	704

Series 2018-3A, Class E, 5.33%, 11/17/2025 (c)	2,732	2,797

Series 2019-1A, Class E, 4.94%, 2/17/2026 (c)	3,690	3,740

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Equity One Mortgage Pass-Through Trust Series 2003-4, Class M1, 5.87%, 10/25/2034 ‡ (h)	361	360

Exeter Automobile Receivables Trust

Series 2016-2A, Class D, 8.25%, 4/17/2023 (c)	940	1,001

Series 2018-4A, Class C, 3.97%, 9/15/2023 (c)	2,930	2,978

Series 2018-2A, Class D, 4.04%, 3/15/2024 (c)	550	558

Series 2018-4A, Class D, 4.35%, 9/16/2024 (c)	1,190	1,221

Series 2019-1A, Class C, 3.82%, 12/16/2024 (c)	1,240	1,260

Series 2019-1A, Class D, 4.13%, 12/16/2024 (c)	2,320	2,372

Series 2018-4A, Class E, 5.38%, 7/15/2025 (c)	1,050	1,081

Series 2019-1A, Class E, 5.20%, 1/15/2026 (c)	2,900	2,971

Series 2019-2A, Class E, 4.68%, 5/15/2026 (c)	8,990	9,037

FFMLT Trust Series 2005-FF11, Class M1, 3.12%, 11/25/2035 ‡ (j)	5,393	5,383

Finance America Mortgage Loan Trust Series 2004-3, Class M2, 3.42%, 11/25/2034 ‡ (j)	170	160

First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 3.30%, 5/25/2034 ‡ (j)	699	692

First Franklin Mortgage Loan Trust

Series 2003-FF5, Class M1, 3.38%, 3/25/2034 ‡ (j)	3,684	3,680

Series 2004-FF5, Class A1, 3.20%, 8/25/2034 ‡ (j)	1,736	1,708

Series 2005-FF10, Class A1, 2.78%, 11/25/2035 ‡ (j)	8,799	8,586

Series 2006-FF8, Class IIA3, 2.63%, 7/25/2036 ‡ (j)	630	627

Flagship Credit Auto Trust Series 2018-4, Class C, 4.11%, 10/15/2024 (c)	825	846

Ford Credit Auto Owner Trust

Series 2016-B, Class A3, 1.33%, 10/15/2020	36	36

Series 2018-A, Class A2A, 2.59%, 2/15/2021	2,460	2,459

Series 2016-C, Class A3, 1.22%, 3/15/2021	1,407	1,399

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2017-A, Class A3, 1.67%, 6/15/2021	3,649	3,632

FREED ABS Trust

Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (c)	1,135	1,155

Series 2019-1, Class A, 3.42%, 6/18/2026 (c)	2,400	2,401

Series 2019-1, Class B, 3.87%, 6/18/2026 (c)	2,320	2,320

Series 2019-1, Class C, 5.39%, 6/18/2026 (c)	1,760	1,760

Fremont Home Loan Trust

Series 2003-A, Class M1, 3.45%, 8/25/2033 ‡ (j)	1,720	1,686

Series 2002-1, Class M1, 3.73%, 8/25/2033 ‡ (j)	1,645	1,655

Series 2004-B, Class M2, 3.42%, 5/25/2034 ‡ (j)	428	433

Series 2004-2, Class M2, 3.41%, 7/25/2034 (j)	426	428

Series 2004-C, Class M1, 3.45%, 8/25/2034 ‡ (j)	728	727

Series 2004-D, Class M1, 3.35%, 11/25/2034 (j)	1,799	1,799

Series 2004-D, Class M2, 3.38%, 11/25/2034 (j)	314	308

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class C, 3.87%, 12/16/2024 (c)	1,485	1,498

Series 2019-1A, Class D, 4.94%, 12/15/2025 (c)	540	547

Series 2019-2A, Class D, 4.52%, 2/17/2026 (c)	1,000	1,000

GLS Auto Receivables Trust

Series 2018-3A, Class C, 4.18%, 7/15/2024 (c)	820	834

Series 2018-3A, Class D, 5.34%, 8/15/2025 (c)	860	881

GM Financial Automobile Leasing Trust

Series 2017-1, Class A3, 2.06%, 5/20/2020	1,609	1,607

Series 2017-2, Class A3, 2.02%, 9/21/2020	4,810	4,799

GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021 (c)	2,031	2,022

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	95

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Asset-Backed Securities — continued

United States — continued

GM Financial Consumer Automobile Receivables Trust Series 2018-3, Class A2A, 2.74%, 7/16/2021	1,771		1,771

GSAA Home Equity Trust Series 2005-6, Class A3, 2.85%, 6/25/2035 ‡ (j)	327		326

GSAMP Trust

Series 2003-SEA, Class A1, 2.88%, 2/25/2033 ‡ (j)	1,035		1,024

Series 2003-HE1, Class M1, 3.73%, 6/20/2033 ‡ (j)	1,778		1,790

Series 2005-NC1, Class M1, 3.15%, 2/25/2035 ‡ (j)	1,276		1,275

Series 2005-HE3, Class M2, 3.48%, 6/25/2035 ‡ (j)	161		161

Series 2006-FM1, Class A2C, 2.64%, 4/25/2036 ‡ (j)	2,878		2,105

Series 2006-HE4, Class A2C, 2.63%, 6/25/2036 ‡ (j)	1,095		1,088

Series 2007-SEA1, Class A, 2.78%, 12/25/2036 ‡ (c) (j)	5,565		5,369

Series 2006-HE3, Class A2C, 2.64%, 5/25/2046 (j)	4,202		4,166

Home Equity Asset Trust

Series 2002-5, Class M1, 4.18%, 5/25/2033 ‡ (j)	2,875		2,876

Series 2003-3, Class M1, 3.77%, 8/25/2033 ‡ (j)	723		721

Series 2004-6, Class M2, 3.38%, 12/25/2034 ‡ (j)	443		439

Home Equity Mortgage Loan Asset-Backed Trust

Series 2004-B, Class M2, 3.60%, 11/25/2034 ‡ (j)	462		460

Series 2004-C, Class M1, 3.32%, 3/25/2035 ‡ (j)	7,243		7,220

Series 2004-C, Class M2, 3.38%, 3/25/2035 ‡ (j)	815		812

Honda Auto Receivables Owner Trust

Series 2017-3, Class A2, 1.57%, 1/21/2020	—	(k)	—	(k)

Series 2018-3, Class A2, 2.67%, 12/22/2020	3,585		3,585

Series 2017-1, Class A3, 1.72%, 7/21/2021	3,518		3,500

Series 2017-2, Class A3, 1.68%, 8/16/2021	4,175		4,150

Hyundai Auto Lease Securitization Trust

Series 2017-B, Class A3, 1.97%, 7/15/2020 (c)	5,025		5,017

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2017-A, Class A3, 1.88%, 8/17/2020 (c)	1,846	1,844

Hyundai Auto Receivables Trust Series 2016-B, Class A3, 1.29%, 4/15/2021	686	682

Lendmark Funding Trust

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (c)	655	655

Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (c)	1,110	1,133

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 3.04%, 7/25/2031 ‡ (j)	470	475

Series 2002-5, Class M1, 3.72%, 11/25/2032 ‡ (j)	2,210	2,204

Series 2003-4, Class M1, 3.50%, 8/25/2033 ‡ (j)	174	174

Series 2004-3, Class M2, 3.38%, 7/25/2034 ‡ (j)	697	693

Series 2004-3, Class M4, 4.09%, 7/25/2034 ‡ (j)	455	454

Series 2004-3, Class M6, 4.61%, 7/25/2034 ‡ (j)	487	482

Series 2004-4, Class M1, 3.38%, 10/25/2034 ‡ (j)	1,404	1,406

Mariner Finance Issuance Trust Series 2018-AA, Class A, 4.20%, 11/20/2030 (c)	2,050	2,087

MASTR Asset-Backed Securities Trust

Series 2003-OPT1, Class M3, 6.60%, 12/25/2032 ‡ (j)	2,501	2,567

Series 2004-OPT2, Class M1, 3.38%, 9/25/2034 ‡ (j)	553	537

Series 2004-OPT2, Class M2, 3.45%, 9/25/2034 ‡ (j)	744	728

Series 2005-NC1, Class M2, 3.23%, 12/25/2034 ‡ (j)	994	986

Series 2005-NC1, Class M4, 3.62%, 12/25/2034 ‡ (j)	825	827

Mercedes-Benz Auto Lease Trust Series 2018-B, Class A2, 3.04%, 12/15/2020	2,394	2,399

Mercedes-Benz Auto Receivables Trust

Series 2018-1, Class A2A, 2.71%, 4/15/2021	395	395

Series 2015-1, Class A4, 1.75%, 12/15/2021	993	990

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 3.45%, 7/25/2034 (j)	373	364

Series 2004-WMC5, Class M5, 4.20%, 7/25/2035 ‡ (j)	72	72

Series 2004-HE2, Class M1, 3.68%, 8/25/2035 ‡ (j)	217	218

Series 2005-FM1, Class M1, 3.20%, 5/25/2036 (j)	1,401	1,382

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (c) (h)	6,173	6,176

Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (c) (h)	13,891	13,963

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (c) (h)	8,628	8,672

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-NC10, Class M1, 3.50%, 10/25/2033 ‡ (j)	719	714

Series 2004-HE1, Class M1, 3.33%, 1/25/2034 ‡ (j)	2,853	2,827

Series 2004-NC3, Class M1, 3.27%, 3/25/2034 ‡ (j)	2,096	2,072

Series 2004-HE3, Class M1, 3.33%, 3/25/2034 ‡ (j)	3,139	3,074

Series 2004-HE2, Class M2, 4.28%, 3/25/2034 ‡ (j)	160	143

Series 2004-HE3, Class M2, 4.35%, 3/25/2034 ‡ (j)	906	878

Series 2004-HE2, Class M3, 4.65%, 3/25/2034 ‡ (j)	1,033	669

Series 2004-NC5, Class M1, 3.38%, 5/25/2034 ‡ (j)	4,217	4,195

Series 2004-WMC2, Class M1, 3.39%, 7/25/2034 ‡ (j)	1,630	1,631

Series 2004-WMC2, Class M2, 4.28%, 7/25/2034 ‡ (j)	550	552

Series 2004-NC6, Class M2, 4.35%, 7/25/2034 ‡ (j)	523	516

Series 2004-HE6, Class M1, 3.30%, 8/25/2034 ‡ (j)	684	681

Series 2004-HE6, Class M2, 3.38%, 8/25/2034 ‡ (j)	967	965

Series 2004-HE7, Class M2, 3.42%, 8/25/2034 ‡ (j)	258	260

Series 2004-HE6, Class M3, 3.45%, 8/25/2034 ‡ (j)	639	639

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2004-HE7, Class M3, 3.50%, 8/25/2034 ‡ (j)	66	66

Series 2004-HE8, Class M1, 3.44%, 9/25/2034 ‡ (j)	2,143	2,143

Series 2004-HE8, Class M2, 3.50%, 9/25/2034 ‡ (j)	350	349

Series 2004-NC8, Class M3, 3.59%, 9/25/2034 ‡ (j)	542	534

Series 2004-HE8, Class M3, 3.60%, 9/25/2034 ‡ (j)	616	614

Series 2004-OP1, Class M2, 3.39%, 11/25/2034 ‡ (j)	404	399

Series 2004-OP1, Class M3, 3.50%, 11/25/2034 ‡ (j)	765	762

Series 2005-HE1, Class M2, 3.18%, 12/25/2034 ‡ (j)	364	337

Series 2005-HE1, Class M3, 3.26%, 12/25/2034 ‡ (j)	984	942

Series 2005-NC1, Class M3, 3.24%, 1/25/2035 ‡ (j)	263	256

Series 2004-WMC3, Class M2, 3.27%, 1/25/2035 ‡ (j)	2,975	2,958

Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 2.63%, 2/25/2037 ‡ (j)	4,034	1,877

New Century Home Equity Loan Trust

Series 2003-3, Class M1, 3.66%, 7/25/2033 ‡ (j)	152	151

Series 2003-B, Class M2, 4.95%, 11/25/2033 ‡ (j)	570	574

Series 2004-1, Class M1, 3.36%, 5/25/2034 ‡ (j)	2,307	2,298

Series 2004-2, Class M2, 3.41%, 8/25/2034 ‡ (j)	169	169

Series 2004-2, Class M4, 4.28%, 8/25/2034 ‡ (j)	788	787

Series 2004-2, Class M6, 4.73%, 8/25/2034 ‡ (j)	672	672

Series 2004-3, Class M2, 3.45%, 11/25/2034 ‡ (j)	458	459

Series 2004-3, Class M3, 3.54%, 11/25/2034 ‡ (j)	355	358

Series 2004-4, Class M1, 3.24%, 2/25/2035 ‡ (j)	3,989	3,947

Series 2004-4, Class M2, 3.27%, 2/25/2035 ‡ (j)	445	443

Series 2005-1, Class M3, 3.26%, 3/25/2035 ‡ (j)	292	282

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	97

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2006-2, Class A2B, 2.64%, 8/25/2036 ‡ (j)	1,950	1,859

New Residential Mortgage LLC Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (c)	327	330

Nissan Auto Receivables Owner Trust

Series 2016-B, Class A3, 1.32%, 1/15/2021	169	169

Series 2017-A, Class A3, 1.74%, 8/16/2021	3,315	3,299

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 5.25%, 9/25/2033 ‡ (j)	1,191	1,188

Series 2004-2, Class M4, 4.28%, 9/25/2034 ‡ (j)	2,531	2,479

Oak Hill Advisors Residential Loan Trust

Series 2017-NPL1, Class A1, 3.00%, 6/25/2057 ‡ (c) (h)	3,229	3,226

Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 ‡ (c) (h)	2,966	2,946

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (c)	250	250

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (c)	755	764

Series 2015-3A, Class C, 5.82%, 11/20/2028 ‡ (c)	915	955

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (c)	990	1,003

Option One Mortgage Acceptance Corp. Asset-Backed Certificates

Series 2003-5, Class A2, 3.12%, 8/25/2033 ‡ (j)	394	387

Series 2003-5, Class M2, 4.80%, 8/25/2033 ‡ (j)	186	188

Option One Mortgage Loan Trust

Series 2002-3, Class A1, 2.98%, 8/25/2032 ‡ (j)	3,485	3,439

Series 2002-3, Class A2, 3.02%, 8/25/2032 ‡ (j)	624	616

Series 2004-3, Class M2, 3.33%, 11/25/2034 ‡ (j)	570	571

People’s Choice Home Loan Securities Trust Series 2004-2, Class M3, 4.20%, 10/25/2034 ‡ (j)	1,910	1,916

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.83%, 4/25/2023 (c) (j)	1,575	1,577

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

PNMAC GMSR Issuer Trust

Series 2018-GT1, Class A, 5.33%, 2/25/2023 (c) (j)	3,715	3,722

Prestige Auto Receivables Trust

Series 2018-1A, Class D, 4.14%, 10/15/2024 (c)	865	885

Series 2018-1A, Class E, 5.03%, 1/15/2026 (c)	635	651

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL1, Class A1, 3.38%, 1/27/2033 (c) (h)	5,265	5,240

Series 2018-NPL3, Class A1, 4.12%, 8/25/2033 ‡ (c) (h)	7,879	7,927

Series 2019-NPL2, Class A1, 3.84%, 12/25/2058 (c) (h)	5,100	5,100

Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 (c) (h)	5,500	5,502

Series 2019-NPL1, Class A1, 4.21%, 7/25/2060 ‡ (c) (h)	9,465	9,498

Series 2019-NPL1, Class A2, 5.93%, 7/25/2060 ‡ (c) (h)	5,000	5,020

PRPM LLC

Series 2017-2A, Class A1, 3.47%, 9/25/2022 ‡ (c) (h)	1,547	1,546

Series 2019-2A, Class A1, 3.97%, 4/25/2024 (c) (h)	9,450	9,455

Series 2019-2A, Class A2, 5.44%, 4/25/2024 (c) (h)	3,250	3,251

RAAC Trust

Series 2005-RP3, Class M1, 3.29%, 5/25/2039 ‡ (c) (j)	326	326

RAMP Trust

Series 2002-RS2, Class AI5, 5.93%, 3/25/2032 ‡ (j)	463	476

Series 2006-RZ3, Class M1, 2.83%, 8/25/2036 ‡ (j)	5,500	5,454

RASC Trust

Series 2001-KS3, Class AII, 2.94%, 9/25/2031 ‡ (j)	453	447

Series 2005-EMX1, Class M1, 3.12%, 3/25/2035 ‡ (j)	2,129	2,128

Series 2005-KS2, Class M1, 3.12%, 3/25/2035 ‡ (j)	968	968

Renaissance Home Equity Loan Trust

Series 2002-3, Class M1, 3.98%, 12/25/2032 ‡ (j)	886	887

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2003-1, Class M1, 3.98%, 6/25/2033 ‡ (j)	330	325

Series 2003-3, Class M1, 3.57%, 12/25/2033 ‡ (j)	1,166	1,149

Series 2003-3, Class M2F, 6.18%, 12/25/2033 ‡ (h)	1,106	1,149

Series 2003-4, Class M1, 3.33%, 3/25/2034 ‡ (j)	1,616	1,619

Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (h)	869	822

Series 2004-1, Class M1, 3.35%, 5/25/2034 ‡ (j)	467	451

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (h)	209	215

Series 2005-2, Class AV3, 2.85%, 8/25/2035 ‡ (j)	949	917

Series 2005-4, Class A3, 5.56%, 2/25/2036 (h)	140	139

Santander Drive Auto Receivables Trust

Series 2018-5, Class A2A, 2.97%, 7/15/2021	1,229	1,230

Series 2016-3, Class E, 4.29%, 2/15/2024	1,920	1,942

Series 2019-1, Class C, 3.42%, 4/15/2025	2,123	2,142

Series 2019-1, Class D, 3.65%, 4/15/2025	4,025	4,071

Santander Prime Auto Issuance Notes Trust

Series 2018-A, Class E, 5.04%, 9/15/2025 (c)	1,992	2,014

Series 2018-A, Class F, 6.80%, 9/15/2025 (c)	3,019	3,067

SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 4.05%, 8/25/2034 ‡ (j)	668	668

Saxon Asset Securities Trust

Series 2003-3, Class M1, 3.45%, 12/25/2033 ‡ (j)	4,059	3,935

Series 2004-2, Class MV2, 3.89%, 8/25/2035 ‡ (j)	1,148	1,153

Series 2004-2, Class AF3, 4.16%, 8/25/2035 ‡ (j)	84	84

Series 2005-2, Class M2, 3.14%, 10/25/2035 (j)	3,371	3,299

Securitized Asset-Backed Receivables LLC Trust

Series 2004-NC1, Class M1, 3.26%, 2/25/2034 ‡ (j)	1,954	1,956

Series 2004-OP1, Class M2, 4.13%, 2/25/2034 ‡ (j)	531	528

Series 2004-OP2, Class M1, 3.45%, 8/25/2034 ‡ (j)	2,734	2,718

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

Series 2005-OP1, Class M2, 3.15%, 1/25/2035 ‡ (j)	1,170		1,156

Series 2005-FR2, Class M2, 3.45%, 3/25/2035 ‡ (j)	693		694

Specialty Underwriting & Residential Finance Trust

Series 2004-BC1, Class M2, 4.08%, 2/25/2035 ‡ (j)	746		742

Series 2004-BC3, Class M1, 3.41%, 7/25/2035 ‡ (j)	983		980

Stanwich Mortgage Loan Trust

Series 2018-NPB1, Class A1, 4.02%, 5/16/2023 ‡ (c) (h)	6,378		6,389

Series 2018-NPB2, Class A1, 4.50%, 10/18/2023 ‡ (c) (h)	8,628		8,678

Structured Asset Investment Loan Trust

Series 2003-BC3, Class M1, 3.90%, 4/25/2033 ‡ (j)	70		70

Series 2003-BC6, Class M1, 3.60%, 7/25/2033 ‡ (j)	594		594

Series 2003-BC7, Class M1, 3.60%, 7/25/2033 ‡ (j)	257		257

Series 2003-BC11, Class M2, 5.03%, 10/25/2033 ‡ (j)	277		291

Series 2003-BC12, Class M1, 3.45%, 11/25/2033 ‡ (j)	340		323

Series 2004-1, Class M1, 3.45%, 2/25/2034 ‡ (j)	284		276

Series 2004-1, Class M2, 5.18%, 2/25/2034 ‡ (j)	—	(k)	—	(k)

Series 2004-5, Class M3, 3.41%, 5/25/2034 ‡ (j)	766		760

Series 2004-6, Class M1, 3.38%, 7/25/2034 ‡ (j)	1,536		1,522

Series 2004-7, Class M1, 3.53%, 8/25/2034 ‡ (j)	1,113		1,109

Series 2004-8, Class M2, 3.41%, 9/25/2034 ‡ (j)	441		435

Series 2004-BNC1, Class A5, 3.72%, 9/25/2034 ‡ (j)	203		203

Series 2005-HE2, Class M1, 3.20%, 7/25/2035 ‡ (j)	797		799

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC4, Class A4, 2.65%, 12/25/2036 ‡ (j)	3,851		3,716

Series 2006-BC6, Class A4, 2.65%, 1/25/2037 (j)	7,810		7,660

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	99

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	2,793	2,710

Toyota Auto Receivables Owner Trust

Series 2018-C, Class A2A, 2.77%, 8/16/2021	5,191	5,197

Series 2019-B, Class A2A, 2.59%, 2/15/2022	3,201	3,201

Tricolor Auto Securitization Trust Series 2018-2A, Class A, 3.96%, 10/15/2021 (c)	1,568	1,571

Upgrade Receivables Trust Series 2018-1A, Class A, 3.76%, 11/15/2024 (c)	694	697

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 (c) (h)	14,152	14,186

Series 2019-NPL3, Class A1, 3.97%, 3/25/2049 ‡ (c) (h)	1,992	1,995

Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (c) (h)	9,000	9,026

VOLT LXII LLC

Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (c) (h)	4,296	4,284

VOLT LXIV LLC

Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (c) (h)	2,175	2,173

VOLT LXXIII LLC

Series 2018-NPL9, Class A1A, 4.46%, 10/25/2048 ‡ (c) (h)	6,900	6,949

VOLT LXXV LLC

Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 (c) (h)	13,951	14,062

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2004-2, Class M4, 4.28%, 12/25/2033 (j)	1,212	1,182

Series 2004-2, Class M1, 3.38%, 10/25/2034 ‡ (j)	692	693

Series 2004-2, Class M5, 4.35%, 10/25/2034 ‡ (j)	584	575

Series 2004-2, Class M8B, 5.00%, 10/25/2034 ‡ (c) (j)	290	262

Series 2004-2, Class M8A, 6.98%, 10/25/2034 ‡ (c) (j)	290	269

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates

Series 2004-1, Class M2, 3.11%, 4/25/2034 ‡ (j)	372	350

Series 2004-1, Class M4, 3.63%, 4/25/2034 ‡ (j)	630	573

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Westlake Automobile Receivables Trust

Series 2019-1A, Class C, 3.45%, 3/15/2024 (c)	3,040	3,059

Series 2019-1A, Class D, 3.67%, 3/15/2024 (c)	2,765	2,789

Series 2019-1A, Class E, 4.49%, 7/15/2024 (c)	2,865	2,890

Series 2018-3A, Class F, 6.02%, 2/18/2025 (c)	3,605	3,692

Series 2019-1A, Class F, 5.67%, 2/17/2026 (c)	1,769	1,793

		687,150

Total Asset-Backed Securities (Cost $681,796)		703,492

Collateralized Mortgage Obligations — 5.4%

Bermuda — 0.1%

Bellemeade Re Ltd.

Series 2018-3A, Class M1B, 4.33%, 10/25/2027 ‡ (c) (j)	1,486	1,494

Series 2018-3A, Class M2, 5.23%, 10/25/2028 ‡ (c) (j)	1,365	1,370

Series 2019-1A, Class M2, 5.18%, 3/25/2029 ‡ (c) (j)	1,000	1,002

Eagle RE Ltd.

Series 2019-1, Class M1B, 4.28%, 4/25/2029 (c) (j)	810	811

Series 2019-1, Class M2, 5.78%, 4/25/2029 (c) (j)	1,980	1,983

		6,660

United States — 5.3%

Adjustable Rate Mortgage Trust

Series 2004-2, Class 6A1, 4.67%, 2/25/2035 (j)	2,381	2,403

Series 2004-4, Class 4A1, 4.38%, 3/25/2035 (j)	3,616	3,674

Series 2005-2, Class 3A1, 4.76%, 6/25/2035 (j)	827	820

Alternative Loan Trust

Series 2004-16CB, Class 2A1, 5.00%, 8/25/2019	6	6

Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	22	22

Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	18	18

Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	224	222

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	366	358

Series 2007-9T1, Class 3A1, 5.50%, 5/25/2022	13	11

Series 2007-25, Class 2A1, 6.00%, 11/25/2022	106	101

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	227	219

Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	385	323

Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	116	119

Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	538	549

Series 2005-J3, Class 3A1, 6.50%, 9/25/2034	107	103

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	5,724	5,747

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	376	370

Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	544	547

Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	1,044	1,066

Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	3,677	3,674

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	90	89

Series 2005-3CB, Class 1A13, 5.50%, 3/25/2035	10,839	10,753

Series 2005-J2, Class 1A5, 2.98%, 4/25/2035 (j)	6,458	5,573

Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	4,397	4,321

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	510	514

Series 2005-10CB, Class 1A5, 5.50%, 5/25/2035	4,376	4,240

Series 2005-10CB, Class 1A8, 5.50%, 5/25/2035	2,516	2,541

Series 2005-13CB, Class A4, 5.50%, 5/25/2035	1,917	1,912

Series 2005-21CB, Class A4, 5.25%, 6/25/2035	959	892

Series 2005-21CB, Class A17, 6.00%, 6/25/2035	4,268	4,126

Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	216	203

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2005-23CB, Class A15, 5.50%, 7/25/2035	2,197	2,182

Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	851	832

Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	2,152	2,107

Series 2005-J14, Class A3, 5.50%, 12/25/2035	414	357

Series 2005-J14, Class A7, 5.50%, 12/25/2035	2,186	1,886

Series 2005-J14, Class A8, 5.50%, 12/25/2035	1,827	1,576

Series 2005-86CB, Class A4, 5.50%, 2/25/2036	498	429

Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	193	173

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	6,575	6,617

Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	1,197	1,180

Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,776	1,407

Series 2006-19CB, Class A15, 6.00%, 8/25/2036	703	616

Series 2006-25CB, Class A2, 6.00%, 10/25/2036	336	285

Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	3,494	2,894

Series 2007-8CB, Class A9, 6.00%, 5/25/2037	229	195

Series 2007-19, Class 1A8, 6.00%, 8/25/2037	200	156

American Home Mortgage Investment Trust

Series 2007-2, Class 12A1, 2.75%, 3/25/2037 (j)	6,438	4,085

Series 2005-1, Class 6A, 4.68%, 6/25/2045 (j)	231	234

Angel Oak Mortgage Trust I LLC

Series 2018-2, Class A1, 3.67%, 7/27/2048 (c) (j)	11,528	11,594

Series 2018-3, Class A1, 3.65%, 9/25/2048 (c) (j)	8,343	8,394

Series 2019-2, Class B1, 5.02%, 3/25/2049 (c) (j)	4,000	4,045

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (c)	6,760	6,759

Arroyo Mortgage Trust Series 2018-1, Class A1, 3.76%, 4/25/2048 (c) (j)	8,234	8,326

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	101

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Banc of America Alternative Loan Trust

Series 2004-12, Class 4A1, 5.50%, 1/25/2020	141	142

Series 2005-3, Class 2A1, 5.50%, 4/25/2020	42	42

Series 2005-4, Class 3A1, 5.50%, 5/25/2020	46	45

Series 2005-6, Class 7A1, 5.50%, 7/25/2020	34	32

Series 2005-12, Class 5A1, 5.25%, 1/25/2021	206	199

Series 2006-4, Class 2A1, 6.00%, 5/25/2021	7	7

Series 2005-6, Class 5A4, 5.50%, 7/25/2035	57	52

Series 2005-11, Class 4A5, 5.75%, 12/25/2035	742	669

Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	831	811

Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	3,083	3,171

Series 2006-5, Class CB7, 6.00%, 6/25/2046	528	505

Banc of America Funding Trust

Series 2007-4, Class 8A1, 5.50%, 11/25/2034	76	68

Series 2005-6, Class 1A2, 5.50%, 10/25/2035	2,366	2,201

Series 2005-7, Class 4A7, 6.00%, 11/25/2035	555	559

Series 2006-A, Class 1A1, 4.67%, 2/20/2036 (j)	1,059	1,053

Series 2006-2, Class 2A20, 5.75%, 3/25/2036	555	537

Series 2007-5, Class 4A1, 2.85%, 7/25/2037 (j)	4,446	3,015

Banc of America Mortgage Trust

Series 2004-A, Class 2A2, 4.82%, 2/25/2034 (j)	672	677

Series 2007-3, Class 1A1, 6.00%, 9/25/2037	368	353

Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 2.64%, 2/25/2034 (j)	390	391

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 3.48%, 10/25/2034 ‡ (j)	599	128

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Chase Mortgage Finance Trust

Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,498	1,039

Series 2006-S4, Class A5, 6.00%, 12/25/2036	1,073	798

Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	290	219

Series 2007-A2, Class 3A1, 4.81%, 7/25/2037 (j)	7,475	7,601

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 5.23%, 5/25/2023 (c) (j)	4,530	4,536

Series 2018-GT1, Class B, 5.98%, 5/25/2023 ‡ (c) (j)	795	796

CHL Mortgage Pass-Through Trust

Series 2005-20, Class A7, 5.25%, 12/25/2027	174	158

Series 2004-25, Class 2A1, 3.16%, 2/25/2035 (j)	3,509	3,346

Series 2005-26, Class 1A11, 5.50%, 11/25/2035	2,503	2,249

Series 2005-31, Class 2A1, 3.87%, 1/25/2036 (j)	1,255	1,192

Series 2005-30, Class A5, 5.50%, 1/25/2036	243	219

Series 2006-HYB1, Class 2A2C, 3.86%, 3/20/2036 (j)	3,566	3,294

Series 2006-HYB2, Class 2A1B, 4.22%, 4/20/2036 (j)	1,323	1,220

Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	152	133

Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,847	1,474

Series 2006-15, Class A1, 6.25%, 10/25/2036	122	98

Series 2006-17, Class A2, 6.00%, 12/25/2036	501	389

Series 2006-18, Class 2A4, 6.00%, 12/25/2036	3,106	2,616

Series 2007-2, Class A2, 6.00%, 3/25/2037	192	156

Series 2007-3, Class A18, 6.00%, 4/25/2037	1,428	1,155

Series 2007-10, Class A4, 5.50%, 7/25/2037	166	129

Series 2007-13, Class A4, 6.00%, 8/25/2037	376	313

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2007-16, Class A1, 6.50%, 10/25/2037	3,265	2,621

Series 2007-18, Class 2A1, 6.50%, 11/25/2037	667	501

CIM Trust Series 2019-INV1, Class A2, 3.48%, 2/25/2049 (c) (j)	4,100	4,087

Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	807	776

Citigroup Mortgage Loan Trust, Inc.

Series 2005-3, Class 2A2A, 4.43%, 8/25/2035 (j)	225	227

Series 2005-4, Class A, 4.48%, 8/25/2035 (j)	582	593

Series 2005-6, Class A1, 4.68%, 9/25/2035 (j)	719	731

Series 2006-8, Class A3, 2.83%, 10/25/2035 (c) (j)	923	714

Series 2005-11, Class A2A, 4.82%, 10/25/2035 (j)	383	389

Series 2005-9, Class 2A2, 5.50%, 11/25/2035	399	399

Series 2006-AR3, Class 1A1A, 4.71%, 6/25/2036 (j)	1,953	1,964

Series 2006-AR5, Class 1A5A, 4.09%, 7/25/2036 (j)	1,042	1,001

Civic Mortgage LLC

Series 2018-2, Class A1, 4.35%, 11/25/2022 (c) (h)	1,791	1,790

Series 2018-2, Class A2, 5.32%, 11/25/2022 (c) (h)	629	628

COLT Mortgage Loan Trust

Series 2018-4, Class A1, 4.01%, 12/28/2048 (c) (j)	7,163	7,239

Series 2019-1, Class A1, 3.71%, 3/25/2049 (c) (j)	11,483	11,583

Connecticut Avenue Securities Trust

Series 2019-R01, Class 2M2, 4.93%, 7/25/2031 (c) (j)	4,000	4,078

Series 2019-R02, Class 1M2, 4.78%, 8/25/2031 ‡ (c) (j)	10,500	10,688

CSFB Mortgage-Backed Pass-Through Certificates

Series 2005-10, Class 12A1, 5.25%, 11/25/2020	21	18

Series 2005-10, Class 11A1, 5.50%, 11/25/2020	984	588

Series 2003-29, Class 3A1, 5.50%, 12/25/2033	393	415

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2004-AR4, Class 4A1, 4.45%, 5/25/2034 (j)	2,854	2,906

Series 2004-AR4, Class 2A1, 4.58%, 5/25/2034 (j)	538	555

Series 2004-AR5, Class 6A1, 4.49%, 6/25/2034 (j)	688	706

Series 2004-4, Class 4A1, 5.50%, 8/25/2034	4,160	4,270

Series 2004-8, Class 4A3, 5.50%, 12/25/2034	152	154

Series 2005-4, Class 2A5, 3.03%, 6/25/2035 (j)	4,266	3,541

Series 2005-10, Class 5A3, 5.50%, 11/25/2035	467	441

CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 4.30%, 10/25/2034 (j)	1,455	1,478

CSMC Mortgage-Backed Trust

Series 2006-8, Class 5A1, 5.72%, 10/25/2026 (j)	56	53

Series 2007-2, Class 3A13, 5.50%, 3/25/2037	644	538

Series 2007-3, Class 4A5, 5.00%, 4/25/2037	128	123

Deephave Residential Mortgage Trust

Series 2019-2A, Class B1, 4.72%, 4/25/2059 (c) (j)	1,900	1,909

Series 2019-2A, Class B2, 5.79%, 4/25/2059 (c) (j)	3,100	3,099

Deephaven Residential Mortgage Trust

Series 2018-3A, Class A1, 3.79%, 8/25/2058 (c) (j)	7,020	7,084

Series 2019-1A, Class B1, 5.25%, 1/25/2059 ‡ (c) (j)	4,750	4,811

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 5.29%, 2/25/2020 (j)	68	68

Series 2005-2, Class 2A1, 2.78%, 3/25/2020 (j)	14	14

DSLA Mortgage Loan Trust

Series 2005-AR4, Class 2A1A, 2.75%, 8/19/2045 (j)	2,757	2,643

FHLMC REMIC

Series 4068, Class DS, IF, IO, 3.53%, 6/15/2042 (j)	5,527	925

Series 4097, Class ES, IF, IO, 3.63%, 8/15/2042 (j)	7,783	1,359

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	103

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 4103, Class SB, IF, IO, 3.58%, 9/15/2042 (j)	8,088	1,360

Series 4425, Class SA, IF, IO, 3.58%, 1/15/2045 (j)	8,203	1,310

Series 4616, Class HS, IF, IO, 3.53%, 9/15/2046 (j)	9,037	1,546

Series 4703, Class SA, IF, IO, 3.68%, 7/15/2047 (j)	13,870	2,585

Series 4768, Class SG, IF, IO, 3.73%, 3/15/2048 (j)	6,162	1,176

Series 4820, Class ES, IF, IO, 3.73%, 3/15/2048 (j)	6,172	889

Series 4834, Class SA, IF, IO, 3.68%, 10/15/2048 (j)	12,977	2,064

FHLMC STRIPS

Series 264, Class S1, IF, IO, 3.48%, 7/15/2042 (j)	5,575	898

Series 274, Class S1, IF, IO, 3.53%, 8/15/2042 (j)	7,561	1,163

Series 278, Class S1, IF, IO, 3.58%, 9/15/2042 (j)	7,292	1,138

Series 279, Class S6, IF, IO, 3.58%, 9/15/2042 (j)	5,205	808

Series 300, Class S1, IF, IO, 3.63%, 1/15/2043 (j)	6,188	1,041

Series 311, Class S1, IF, IO, 3.48%, 8/15/2043 (j)	3,473	630

Series 316, Class S7, IF, IO, 3.63%, 11/15/2043 (j)	5,508	892

Series 326, Class S2, IF, IO, 3.48%, 3/15/2044 (j)	7,328	1,211

Series 336, Class S1, IF, IO, 3.58%, 8/15/2044 (j)	4,393	743

Series 337, Class S1, IF, IO, 3.58%, 9/15/2044 (j)	3,062	529

FHLMC Structured Agency Credit Risk Debt Notes

Series 2016-DNA3, Class M2, 4.48%, 12/25/2028 (j)	1,741	1,754

Series 2017-DNA1, Class M2, 5.73%, 7/25/2029 (j)	3,000	3,210

Series 2017-DNA2, Class M2, 5.93%, 10/25/2029 (j)	4,000	4,332

Series 2017-DNA3, Class M2, 4.98%, 3/25/2030 (j)	6,000	6,185

Series 2018-HQA1, Class M2, 4.78%, 9/25/2030 (j)	10,500	10,593

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

First Horizon Alternative Mortgage Securities Trust

Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	296	286

Series 2005-FA10, Class 1A5, 5.50%, 1/25/2036	2,865	2,364

First Horizon Mortgage Pass-Through Trust

Series 2004-AR7, Class 4A1, 4.76%, 2/25/2035 (j)	197	198

Flagstar Mortgage Trust

Series 2018-6RR, Class 1A2, 3.18%, 10/25/2048 (c) (j)	1,648	1,636

FNMA REMIC

Series 2011-126, Class SM, IF, IO, 3.47%, 12/25/2041(j)	7,393	1,098

Series 2012-20, Class SL, IF, IO, 3.97%, 3/25/2042 (j)	8,256	1,412

Series 2012-35, Class SN, IF, IO, 3.97%, 4/25/2042 (j)	4,997	877

Series 2012-75, Class DS, IF, IO, 3.47%, 7/25/2042 (j)	8,096	1,310

Series 2013-124, Class SB, IF, IO, 3.47%, 12/25/2043 (j)	7,576	1,278

Series 2013-136, Class SB, IF, IO, 3.42%, 1/25/2044 (j)	9,266	1,478

Series 2015-35, Class SA, IF, IO, 3.12%, 6/25/2045 (j)	8,237	1,115

Series 2016-77, Class SA, IF, IO, 3.52%, 10/25/2046 (j)	6,562	1,165

Series 2017-16, Class SM, IF, IO, 3.57%, 3/25/2047 (j)	4,306	786

Series 2017-37, Class AS, IF, IO, 3.62%, 5/25/2047 (j)	9,369	1,635

Series 2018-14, Class SA, IF, IO, 3.72%, 3/25/2048 (j)	15,592	2,559

Series 2018-15, Class JS, IF, IO, 3.72%, 3/25/2048 (j)	8,400	1,569

Series 2018-16, Class SN, IF, IO, 3.77%, 3/25/2048 (j)	3,962	754

Series 2018-27, Class SE, IF, IO, 3.72%, 5/25/2048 (j)	5,029	982

Series 2018-73, Class SC, IF, IO, 3.72%, 10/25/2048 (j)	12,865	2,123

Series 2019-20, Class BS, IF, IO, 3.58%, 5/25/2049 (j)	5,420	764

FNMA, Connecticut Avenue Securities

Series 2017-C05, Class 1M2, 4.68%, 1/25/2030 (j)	3,000	3,046

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2018-C01, Class 1M2, 4.73%, 7/25/2030 (j)	8,000	8,094

Series 2018-C05, Class 1M2, 4.83%, 1/25/2031 (j)	8,000	8,101

Fremont Home Loan Trust

Series 2004-A, Class M1, 3.30%, 1/25/2034 ‡ (j)	3,041	3,021

GMACM Mortgage Loan Trust

Series 2004-AR2, Class 3A, 4.67%, 8/19/2034 (j)	592	580

Series 2005-AR1, Class 3A, 4.71%, 3/18/2035 (j)	321	330

GNMA

Series 2014-25, Class HS, IF, IO, 3.62%, 2/20/2044 (j)	5,183	963

Series 2015-149, Class GS, IF, IO, 3.77%, 10/20/2045 (j)	8,008	1,414

Series 2016-111, Class SA, IF, IO, 3.62%, 8/20/2046 (j)	4,083	759

Series 2016-120, Class NS, IF, IO, 3.62%, 9/20/2046 (j)	9,097	1,788

Series 2017-11, Class AS, IF, IO, 3.62%, 1/20/2047 (j)	4,970	868

Series 2017-55, Class AS, IF, IO, 3.67%, 4/20/2047 (j)	4,229	700

Series 2017-56, Class SC, IF, IO, 3.67%, 4/20/2047 (j)	7,760	1,268

Series 2017-68, Class SA, IF, IO, 3.67%, 5/20/2047 (j)	6,872	1,274

Series 2017-67, Class ST, IF, IO, 3.72%, 5/20/2047 (j)	11,562	2,257

Series 2017-75, Class SD, IF, IO, 3.72%, 5/20/2047 (j)	3,744	596

Series 2017-80, Class AS, IF, IO, 3.72%, 5/20/2047 (j)	8,012	1,389

Series 2017-93, Class SE, IF, IO, 3.72%, 6/20/2047 (j)	5,512	969

Series 2017-107, Class SL, IF, IO, 3.72%, 7/20/2047 (j)	13,856	2,618

Series 2017-112, Class S, IF, IO, 3.72%, 7/20/2047 (j)	12,796	2,211

Series 2017-120, Class QS, IF, IO, 3.72%, 8/20/2047 (j)	6,480	1,102

Series 2017-134, Class SB, IF, IO, 3.72%, 9/20/2047 (j)	7,786	1,192

Series 2018-11, Class SA, IF, IO, 3.72%, 1/20/2048 (j)	11,894	1,754

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2018-6, Class CS, IF, IO, 3.72%, 1/20/2048 (j)	4,119	834

Series 2018-36, Class SG, IF, IO, 3.72%, 3/20/2048 (j)	12,409	2,377

Series 2018-63, Class SB, IF, IO, 3.72%, 4/20/2048 (j)	2,816	524

Series 2018-65, Class SE, IF, IO, 3.72%, 5/20/2048 (j)	11,842	2,173

Series 2018-92, Class SH, IF, IO, 3.72%, 7/20/2048 (j)	7,284	1,135

Series 2018-115, Class DS, IF, IO, 3.72%, 8/20/2048 (j)	16,794	2,810

Series 2018-146, Class S, IF, IO, 3.67%, 10/20/2048 (j)	9,273	1,357

Series 2018-147, Class SD, IF, IO, 3.67%, 10/20/2048 (j)	20,027	3,085

Series 2018-168, Class SA, IF, IO, 3.62%, 12/20/2048 (j)	7,280	1,234

Series 2019-16, Class SB, IF, IO, 3.57%, 2/20/2049 (j)	14,970	2,381

Series 2019-22, Class SM, IF, IO, 3.57%, 2/20/2049 (j)	27,297	5,006

Series 2019-30, Class SA, IF, IO, 3.57%, 3/20/2049 (j)	17,145	2,627

Series 2019-38, Class SN, IF, IO, 3.57%, 3/20/2049 (j)	12,411	2,463

Series 2019-41, Class CS, IF, IO, 3.57%, 3/20/2049 (j)	14,847	2,214

GSMSC Pass-Through Trust

Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (c) (j)	1,467	975

GSR Mortgage Loan Trust

Series 2006-9F, Class 8A1, 5.50%, 8/25/2021	18	18

Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	326	343

Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	294	290

Series 2005-AR3, Class 6A1, 4.49%, 5/25/2035 (j)	154	151

Series 2005-AR4, Class 3A5, 4.30%, 7/25/2035 (j)	2,686	2,575

Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	1,440	1,493

Series 2005-AR7, Class 6A1, 4.43%, 11/25/2035 (j)	1,436	1,459

Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	1,006	835

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	105

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	1,629	1,352

Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	902	889

Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	474	425

HarborView Mortgage Loan Trust

Series 2005-11, Class 2A1A, 3.11%, 8/19/2045 (j)	324	318

Homeward Opportunities Fund I Trust

Series 2018-2, Class A1, 3.98%, 11/25/2058 (c) (j)	4,110	4,166

Series 2019-1, Class M1, 3.95%, 1/25/2059 (c) (j)	2,000	2,004

Series 2019-1, Class B1, 4.80%, 1/25/2059 (c) (j)	1,850	1,854

Impac CMB Trust

Series 2004-5, Class 1A1, 3.20%, 10/25/2034 (j)	805	806

Series 2004-6, Class 1A2, 3.26%, 10/25/2034 (j)	2,120	2,082

Series 2004-5, Class 1M2, 3.35%, 10/25/2034 ‡ (j)	293	281

Series 2004-7, Class 1A2, 3.40%, 11/25/2034 (j)	824	803

Series 2004-9, Class 1A1, 3.24%, 1/25/2035 (j)	3,566	3,549

Series 2004-10, Class 2A, 3.12%, 3/25/2035 (j)	941	884

Series 2004-10, Class 3A1, 3.18%, 3/25/2035 (j)	2,798	2,638

Series 2005-1, Class 1A1, 3.00%, 4/25/2035 (j)	597	583

Series 2005-1, Class 1A2, 3.10%, 4/25/2035 (j)	730	712

Series 2005-2, Class 1A2, 3.10%, 4/25/2035 (j)	674	651

Series 2005-4, Class 1A1A, 3.02%, 5/25/2035 (j)	507	500

Impac Secured Assets CMN Owner Trust

Series 2003-2, Class A4, 3.75%, 8/25/2033	347	334

Impac Secured Assets Trust

Series 2007-3, Class A1B, 2.72%, 9/25/2037 (j)	3,518	3,002

Series 2007-3, Class A1C, 2.84%, 9/25/2037 (j)	5,895	5,039

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

IndyMac INDX Mortgage Loan Trust

Series 2005-AR3, Class 3A1, 4.10%, 4/25/2035 (j)	421	415

Series 2005-AR14, Class 2A1A, 2.78%, 7/25/2035 (j)	1,288	1,216

JP Morgan Alternative Loan Trust

Series 2006-A2, Class 1A1, 2.66%, 5/25/2036 (j)	4,457	3,998

JP Morgan Mortgage Trust

Series 2006-S2, Class 2A1, 5.00%, 6/25/2021	52	48

Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	30	30

Series 2007-S3, Class 2A3, 6.00%, 8/25/2022	50	49

Series 2004-A6, Class 1A1, 4.01%, 12/25/2034 (j)	191	188

Series 2005-A3, Class 6A6, 4.50%, 6/25/2035 (j)	561	569

Series 2007-A1, Class 2A2, 4.51%, 7/25/2035 (j)	337	345

Series 2005-A6, Class 1A2, 4.43%, 9/25/2035 (j)	539	548

Series 2005-A8, Class 4A1, 4.28%, 11/25/2035 (j)	2,564	2,382

Series 2005-A8, Class 1A1, 4.32%, 11/25/2035 (j)	198	184

Series 2006-A7, Class 2A4, 4.20%, 1/25/2037 (j)	929	891

Series 2007-S1, Class 2A17, 2.81%, 3/25/2037 (j)	5,439	2,581

Lehman Mortgage Trust

Series 2005-2, Class 2A5, 5.50%, 12/25/2035	1,328	1,240

Lehman XS Trust

Series 2005-5N, Class 3A1A, 2.78%, 11/25/2035 (j)	7,181	7,091

Series 2005-7N, Class 1A1A, 3.02%, 12/25/2035 (j)	5,257	5,136

LHOME Mortgage Trust

Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (c) (h)	2,900	2,908

MASTR Alternative Loan Trust

Series 2006-3, Class 3A1, 5.50%, 6/25/2021	262	255

Series 2004-8, Class 1A1, 6.50%, 9/25/2034	479	525

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2004-12, Class 3A1, 6.00%, 12/25/2034	1,254	1,324

Series 2005-3, Class 1A1, 5.50%, 4/25/2035	406	412

Series 2005-5, Class 3A1, 5.75%, 8/25/2035	304	247

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	790	745

Merrill Lynch Mortgage Investors Trust

Series 2005-1, Class 2A1, 4.35%, 4/25/2035 (j)	98	97

Series 2005-1, Class 2A2, 4.35%, 4/25/2035 (j)	311	301

Series 2006-1, Class 2A1, 4.35%, 2/25/2036 (j)	1,370	1,382

Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	355	305

Metlife Securitization Trust

Series 2017-1A, Class A, 3.00%, 4/25/2055 (c) (j)	7,133	7,086

Morgan Stanley Mortgage Loan Trust

Series 2006-2, Class 1A, 5.25%, 2/25/2021	926	900

Series 2004-8AR, Class 4A1, 4.52%, 10/25/2034 (j)	1,185	1,210

Series 2004-9, Class 1A, 5.36%, 11/25/2034 (j)	742	783

Series 2005-4, Class 1A, 5.00%, 8/25/2035	36	35

MortgageIT Trust

Series 2005-3, Class A1, 3.08%, 8/25/2035 (j)	3,514	3,478

Series 2005-5, Class A1, 3.00%, 12/25/2035 (j)	536	532

New Residential Mortgage Loan Trust

Series 2018-NQM1, Class A1, 3.99%, 11/25/2048 (c) (j)	7,663	7,840

Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (c) (j)	8,867	8,947

Series 2019-NQM2, Class M1, 4.27%, 4/25/2049 ‡ (c) (j)	2,000	2,023

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2005-WF1, Class 2A5, 5.16%, 3/25/2035 (h)	30	31

OBX Trust

Series 2018-EXP1, Class 2A1B, 3.33%, 4/25/2048 (c) (j)	2,120	2,094

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-4, Class 1A2, 2.87%, 11/25/2035 (j)	357	354

Series 2005-5, Class 1APT, 2.76%, 12/25/2035 (j)	2,256	2,092

Opteum Mortgage Acceptance Corp. Trust

Series 2006-1, Class 1APT, 2.69%, 4/25/2036 (j)	717	678

Series 2006-1, Class 1AC1, 2.78%, 4/25/2036 (j)	2,565	2,464

Provident Funding Mortgage Loan Trust

Series 2005-1, Class 2A1, 4.84%, 5/25/2035 (j)	375	375

PRPM LLC

Series 2019-1A, Class A1, 4.50%, 1/25/2024 (c) (h)	14,575	14,711

RALI Trust

Series 2003-QS20, Class CB, 5.00%, 11/25/2018	5	5

Series 2005-QS2, Class A1, 5.50%, 2/25/2035	108	108

Series 2005-QA5, Class A2, 5.28%, 4/25/2035 (j)	2,296	2,234

Series 2005-QS6, Class A1, 5.00%, 5/25/2035	2,120	2,007

Series 2005-QS17, Class A3, 6.00%, 12/25/2035	1,119	1,084

Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	1,892	1,766

Series 2006-QS4, Class A2, 6.00%, 4/25/2036	2,103	1,954

Series 2006-QS17, Class A5, 6.00%, 12/25/2036	3,405	3,133

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	72	70

Series 2005-A3, Class A2, 5.50%, 4/25/2035	3,659	3,144

Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	2,204	1,957

Series 2005-A14, Class A1, 5.50%, 12/25/2035	183	146

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	3,870	3,143

Series 2007-A5, Class 2A2, 6.00%, 5/25/2037	9,466	8,025

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	107

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

RFMSI Trust

Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	38	38

Series 2005-SA1, Class 3A, 4.64%, 3/25/2035 (j)	254	257

Series 2005-S7, Class A6, 5.50%, 11/25/2035	145	139

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	2,700	2,519

Series 2006-SA4, Class 2A1, 5.34%, 11/25/2036 (j)	2,669	2,542

Seasoned Credit Risk Transfer Trust

Series 2017-3, Class AIO, IO, 0.10%, 7/25/2056 (j)	319,787	545

Sequoia Mortgage Trust

Series 2007-3, Class 1A1, 2.69%, 7/20/2036 (j)	1,007	967

Series 2018-2, Class A4, 3.50%, 2/25/2048 (c) (j)	7,572	7,577

Starwood Mortgage Residential Trust

Series 2018-IMC1, Class A1, 3.79%, 3/25/2048 (c) (j)	6,274	6,333

Structured Adjustable Rate Mortgage Loan Trust

Series 2005-1, Class 1A1, 4.28%, 2/25/2035 (j)	451	452

Structured Asset Securities Corp. Mortgage Pass-Through Certificates

Series 2003-35, Class B1, 5.45%, 12/25/2033 ‡ (j)	762	647

Series 2004-10, Class 1A1, 5.43%, 6/25/2034 (j)	4,886	4,995

Toorak Mortgage Corp. Ltd.

Series 2018-1, Class A1, 4.34%, 8/25/2021 (c) (h)	5,620	5,625

Series 2019-1, Class A1, 4.46%, 3/25/2022 (c) (h)	7,400	7,418

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (c) (j)	7,642	7,723

Series 2018-3, Class A1, 4.11%, 10/25/2058 (c) (j)	5,280	5,373

Series 2019-1, Class A1, 3.84%, 2/25/2059 (c) (j)	6,229	6,289

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 (c) (j)	1,000	1,002

Series 2019-INV1, Class B1, 4.99%, 12/25/2059 (c)	1,100	1,103

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-AR11, Class A, 4.15%, 10/25/2034 (j)	1,356	1,366

Series 2005-AR5, Class A6, 4.04%, 5/25/2035 (j)	3,564	3,627

Series 2005-AR7, Class A3, 4.10%, 8/25/2035 (j)	1,362	1,382

Series 2005-AR14, Class 1A3, 4.19%, 12/25/2035 (j)	2,054	2,040

Series 2005-AR14, Class 1A4, 4.19%, 12/25/2035 (j)	1,370	1,361

Series 2005-AR16, Class 1A1, 4.26%, 12/25/2035 (j)	873	866

Series 2005-AR18, Class 1A3A, 4.25%, 1/25/2036 (j)	93	95

Series 2006-AR2, Class 1A1, 4.26%, 3/25/2036 (j)	417	408

Series 2004-AR10, Class A1B, 2.90%, 7/25/2044 (j)	1,284	1,277

Series 2005-AR15, Class A1A1, 2.74%, 11/25/2045 (j)	54	54

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2006-3, Class 5A2, 5.50%, 3/25/2021	709	686

Series 2007-1, Class 2A1, 6.00%, 1/25/2022	1,041	989

Series 2005-1, Class 1A3, 5.50%, 3/25/2035	1,009	977

Series 2005-4, Class CB7, 5.50%, 6/25/2035	687	664

Series 2005-10, Class 2A5, 5.75%, 11/25/2035	3,396	3,243

Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	1,054	1,038

Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	242	205

Series 2007-1, Class 1A7, 3.08%, 2/25/2037 (j)	5,335	4,053

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-N, Class A6, 4.61%, 8/25/2034 (j)	2,961	3,022

Series 2004-N, Class A7, 4.61%, 8/25/2034 (j)	2,812	2,869

Series 2004-M, Class A1, 4.62%, 8/25/2034 (j)	1,891	1,972

Series 2004-Q, Class 1A1, 4.72%, 9/25/2034 (j)	520	533

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2004-Q, Class 1A2, 4.72%, 9/25/2034 (j)	321	330

Series 2004-BB, Class A5, 4.95%, 1/25/2035 (j)	379	388

Series 2004-DD, Class 2A6, 5.01%, 1/25/2035 (j)	356	369

Series 2004-DD, Class 1A1, 5.01%, 1/25/2035 (j)	4,118	4,311

Series 2005-AR3, Class 2A1, 4.60%, 3/25/2035 (j)	419	429

Series 2005-AR2, Class 2A2, 5.15%, 3/25/2035 (j)	90	93

Series 2005-AR4, Class 2A2, 5.11%, 4/25/2035 (j)	202	205

Series 2005-AR5, Class 1A1, 5.22%, 4/25/2035 (j)	1,174	1,189

Series 2005-AR7, Class 2A1, 4.96%, 5/25/2035 (j)	46	46

Series 2005-AR8, Class 1A1, 4.71%, 6/25/2035 (j)	2,141	2,210

Series 2005-AR10, Class 1A1, 4.78%, 6/25/2035 (j)	1,639	1,733

Series 2005-AR11, Class 1A1, 4.85%, 6/25/2035 (j)	503	513

Series 2005-AR15, Class 1A6, 4.67%, 9/25/2035 (j)	366	362

Series 2005-AR16, Class 6A3, 4.68%, 10/25/2035 (j)	1,189	1,211

Series 2005-AR16, Class 7A1, 4.75%, 10/25/2035 (j)	192	193

Series 2006-AR6, Class 5A1, 4.80%, 3/25/2036 (j)	860	871

Series 2006-AR2, Class 2A1, 4.96%, 3/25/2036 (j)	1,089	1,115

Series 2006-AR2, Class 2A3, 4.96%, 3/25/2036 (j)	192	196

Series 2006-4, Class 1A9, 5.75%, 4/25/2036	192	190

Series 2006-AR19, Class A3, 4.86%, 12/25/2036 (j)	289	285

Series 2007-2, Class 1A13, 6.00%, 3/25/2037	211	205

Series 2007-15, Class A1, 6.00%, 11/25/2037	395	396

		677,242

Total Collateralized Mortgage Obligations (Cost $676,091)		683,902

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — 5.1% (m)

Canada — 0.1%

1011778 BC ULC, 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 2/16/2024 (d)	5,474	5,455

Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 5.50%), 7.98%, 9/6/2024 (d)	8,463	7,910

MEG Energy Corp., 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 3.50%), 5.99%, 12/31/2023 (d)	2,579	2,577

		15,942

France — 0.0% (a)

Altice France SA, 1st Lien Term Loan B-13 (ICE LIBOR USD 1 Month + 4.00%), 6.47%, 8/14/2026 (d)	2,743	2,680

United States — 5.0%

24 Hour Fitness Worldwide, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 5/30/2025 (d)	975	977

8th Avenue Food & Provisions, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 10/1/2025 (d)	671	673

A2Z Wireless Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.47%, 5/1/2023 (d)	1,324	1,226

ABG Intermediate Holdings 2 LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 9/27/2024 (d)	756	754

Advisor Group Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 8/15/2025 (d)	430	431

AES Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.38%, 5/31/2022 (d)	3,870	3,870

Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 8/30/2024 (d)	2,779	2,768

Albertson’s LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 6/22/2023 (d)	10,565	10,571

Albertson’s LLC, 1st Lien Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 11/17/2025 (d)	554	554

Aleris International, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.75%), 7.23%, 2/27/2023 (d)	496	497

Alphabet Holding Co. Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 9/26/2024 (d)	546	510

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	109

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.22%, 7/15/2025 (d)	2,726	2,628

AMC Entertainment Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.49%, 4/22/2026 (d) (n)	2,515	2,521

American Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.47%, 12/14/2023 (d)	990	983

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 4.77%, 4/6/2024 (d)	3,061	3,011

Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.98%, 8/4/2025 (d)	365	372

Asurion LLC, Term B-7 Loan (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 11/3/2024 (d)	3,383	3,391

At Home Holding III, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 6.08%, 6/3/2022 (d)	1,278	1,266

Avaya Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.72%, 12/15/2024 (d)	5,247	5,257

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.35%, 6/1/2024 (d)	2,481	2,466

Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.74%, 2/12/2025 (d)	1,246	1,248

Berry Global, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 10/1/2022 (d)	750	749

BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.47%, 2/3/2024 (d)	498	500

Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 5/23/2025 (d)	2,928	2,905

Boxer Parent Co Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.85%, 10/2/2025 (d)	1,696	1,685

Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 8/1/2025 (d)	1,229	1,236

Brookfield WEC Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.23%, 8/3/2026 (d)	625	634

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 4/3/2024 (d) (n)	7,099	7,004

California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.85%, 12/31/2021 (d)	10,989	11,285

California Resources Corp., Senior Secured First Out Term Loan (ICE LIBOR USD 1 Month + 4.75%), 7.23%, 12/31/2022 (d) (n)	13,079	12,653

Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 1/15/2025 (d)	6,465	6,459

Carbonite, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.75%), 6.31%, 3/26/2026 (d)	750	755

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.60%, 2/16/2026 (d)	898	903

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 11/18/2024 (d)	985	983

CCM Merger, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 8/6/2021 (d) (n)	5,754	5,751

Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 1/31/2025 (d) (n)	10,196	10,126

CEOC LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 10/7/2024 (d)	5,459	5,430

Charter Communications Operating, LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 4/30/2025 (d)	4,000	4,007

Chemours Co. (The), Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.24%, 4/3/2025 (d)	5,163	5,138

CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.48%, 6/7/2023 (d)	3,750	3,748

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 10/2/2024 (d)	6,941	6,943

Cineworld Finance US Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 2/28/2025 (d)	2,629	2,615

CityCenter Holdings LLC, Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 4/18/2024 (d)	4,992	4,987

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (d)	945	1,417

Club Corp Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.35%, 9/18/2024 (d)	2,600	2,515

Consolidated Communications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 10/5/2023 (d)	1,449	1,424

Continental Building Products, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 8/18/2023 (d)	1,166	1,163

Cortes NP Acquisition Corp., Term B Loan (ICE LIBOR USD 3 Month + 4.00%), 6.63%, 11/30/2023 (d)	7,453	7,117

CPV Shore Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.24%, 12/29/2025 (d)	1,326	1,321

CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.72%, 7/17/2025 (d)	7,764	7,724

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.72%, 1/15/2026 (d) (n)	4,398	4,375

CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 2/6/2025 (d)	992	976

Dawn Acquisition LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.35%, 12/31/2025 (d)	1,176	1,129

Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 9/7/2023 (d)	1,634	1,634

Delta 2 SARL, 1st Lien Term loan B (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 2/1/2024 (d)	3,558	3,502

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month US Prime Rate + 1.75%), 5.25%, 4/6/2024 (d) (n)	6,814	6,729

Dun & Bradstreet Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.48%, 2/6/2026 (d)	944	950

Edgewater Generation, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.25%, 12/13/2025 (d)	1,027	1,031

EG Group Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.60%, 2/7/2025 (d)	620	613

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.74%, 5/3/2025 (d)	2,689	2,705

Encino Acquisition Partners Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 9.23%, 10/29/2025 (d)	3,140	2,920

Endo Pharmaceutical, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.75%, 4/29/2024 (d)	4,053	4,003

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 10/10/2025 (d)	5,032	4,858

Epic Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.49%, 3/2/2026 (d)	11,565	11,498

Equinox Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 3/8/2024 (d)	1,991	1,991

Esh Hospitality, Inc., 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 8/30/2023 (d)	2,347	2,344

Euro Garages Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.60%, 2/7/2025 (d) (n)	1,400	1,383

Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 9.38%, 7/12/2023 (d) (n)	3,977	3,962

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.62%, 5/15/2022 ‡ (d)	180	175

Financial & Risk US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 10/1/2025 (d)	1,706	1,687

First Data Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 4/26/2024 (d)	7,562	7,560

Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.63%, 12/29/2023 (d)	1,092	1,074

Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.72%, 5/2/2025 (d)	3,950	3,948

Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%; ICE LIBOR USD 3 Month US Prime Rate + 2.50%), 6.12%, 5/24/2024 (d)	3,705	3,696

Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 4/1/2024 (d)	892	893

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	111

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.60%, 12/1/2023 (d) (n)	2,500	2,509

Genesys Telecom Holdings, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 12/1/2023 (d)	2,182	2,185

Getty Images, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 7.00%, 2/19/2026 (d)	4,090	4,072

GGP, Inc., 1st Lien Term Loan B REIT, (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 8/27/2025 (d)	4,975	4,864

Global Business Travel Holdings Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 5.19%, 8/13/2025 (d)	518	518

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 10/4/2023 (d) (n)	4,588	4,590

Goodrx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.47%, 10/10/2025 (d)	3,716	3,716

Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 1/2/2026 (d)	4,988	4,995

Greektown Holdings LLC, Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 4/25/2024 (d)	4,599	4,595

Grizzly Acquisition Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 10/1/2025 (d)	322	323

GTT Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 5/31/2025 (d)	1,316	1,273

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.80%, 8/25/2023 (d)	1,981	1,571

Hanjin International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 10/19/2020 (d)	1,500	1,487

Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 5/16/2024 (d)	3,541	3,524

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 6.17%, 5/23/2025 (d)	2,906	2,843

Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 6/30/2023 (d)	2,573	2,572

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Hoya Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.98%, 6/30/2024 (d)	1,998	1,982

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.34%, 4/25/2025 (d)	1,975	1,953

iHeartCommunications, Inc., Term Loan D (ICE LIBOR USD 1 Month + 6.75%), 11.25%, 1/30/2020 (d)	5,407	3,998

iHeartCommunications, Inc., Tranche E Term Loan (ICE LIBOR USD 1 Month + 7.50%), 12.00%, 7/30/2019 (d)	1,873	1,387

Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 2/1/2022 (d)	2,268	2,268

Intelsat Jackson Holdings SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 11/27/2023 (d)	7,595	7,582

Invenergy Thermal Operating I LLC, Term Loan (ICE LIBOR USD 3 Month + 3.50%), 6.10%, 8/28/2025 (d)	2,880	2,902

IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.72%, 2/5/2025 (d)	1,521	1,517

JBS USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 2.50%, 4/24/2026 (d) (n)	5,741	5,748

JBS USA LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 10/30/2022 (d) (n)	10,754	10,753

Kestrel Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.74%, 6/2/2025 (d)	2,948	2,953

Las Vegas Sands Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.23%, 3/27/2025 (d)	5,012	5,004

Level 3 Financing, Inc., Tranche B Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 2/22/2024 (d)	6,615	6,617

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 1/30/2024 (d)	1,585	1,575

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 6.25%, 1/30/2024 (d)	89	89

Lotus Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 9/29/2025 (d)	4,340	4,349

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Lumentum Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 12/10/2025 (d)	145	145

MacDonald Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.24%, 10/4/2024 (d)	2,481	1,995

Mallinckrodt International Finance, Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.35%, 9/24/2024 (d)	4,819	4,314

Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 10/30/2024 (d)	501	498

MedRisk, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 12/27/2024 (d)	2,580	2,493

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 1/31/2025 (d) (n)	1,650	1,655

MGM Resorts International, 1st Lien Term Loan A (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 12/21/2023 (d)	3,345	3,320

Misys, Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 6.10%, 6/13/2024 (d)	1,556	1,542

Moda Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 9/29/2025 (d)	4,271	4,281

Momentive Performance Materials USA LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 3.75%, 4/18/2024 (d) (n)	3,725	3,730

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.60%, 12/5/2023 (d)	5,915	3,194

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.35%, 6/7/2023 (d) (n)	12,533	12,402

NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 5/8/2025 (d)	2,010	2,002

Navistar, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.99%, 11/6/2024 (d) (n)	6,256	6,252

Neiman Marcus Group, Inc., Other Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.72%, 10/25/2020 (d)	3,104	2,869

Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.47%, 10/4/2023 (d)	4,764	4,742

NRG Energy, Inc., Term Loan (ICE LIBOR USD 1 Month + 1.75%), 4.23%, 6/30/2023 (d)	1,492	1,490

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.69%), 6.16%, 1/31/2026 (d)	2,230	2,170

NVA Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 2/2/2025 (d)	6,007	5,897

NVA Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 2.75%, 2/2/2025 (d) (n)	500	500

ON Semiconductor Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.23%, 3/31/2023 (d)	593	590

Oryx Soutern Delaware Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 2/28/2025 (d)	501	501

Party City Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.99%, 8/19/2022 (d) (n)	2,864	2,864

Pearl Intermediate Parent LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.73%, 2/14/2025 (d)	916	891

Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.97%, 5/1/2025 (d)	2,510	2,497

Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.75%), 10.22%, 5/1/2026 (d)	1,185	1,138

Penn National Gaming, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 10/15/2025 (d)	4,294	4,294

PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.73%, 3/11/2022 (d) (n)	1,091	1,049

Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 7/2/2025 (d)	6,057	6,029

Post Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 5/24/2024 (d)	601	601

Prairie ECI Acquiror LP, 1st Lien Term Loan (ICE LIBOR USD 6 Month + 4.75%), 7.37%, 3/7/2026 (d)	365	368

Prestige Brands, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 1/26/2024 (d)	2,954	2,945

Prime Security Services Borrower LLC, Term B-1 Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 5/2/2022 (d) (n)	10,243	10,250

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 2 Month + 4.50%), 7.06%, 12/22/2025 (d)	10,350	10,376

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	113

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.83%, 5/16/2025 (d)	1,294	1,279

Quidditch Acquisition, Inc., 1st Cov-Lite Lien Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.49%, 3/21/2025 (d)	149	151

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.74%, 11/3/2023 (d)	3,622	3,423

Red Ventures LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 11/8/2024 (d) (n)	2,994	3,002

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 2/5/2023 (d) (n)	4,875	4,881

Samsonite IP Holdings SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 4.23%, 4/25/2025 (d)	2,581	2,572

Scientific Games International, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 5.23%, 8/14/2024 (d)	7,543	7,520

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.98%, 11/1/2024 (d) (n)	2,831	2,784

Securus Technologies Holdings, Inc., 2nd Lien, Term Loan (ICE LIBOR USD 1 Month + 8.25%), 10.73%, 11/1/2025 (d)	361	351

Sinclair Broadcast Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.74%, 1/3/2024 (d)	1,154	1,152

Sirva Worldwide, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.50%; ICE LIBOR USD 3 Month + 5.50%; ICE LIBOR USD 3 Month + 9.50%), 8.03%, 8/4/2025 (d)	795	791

Sirva Worldwide, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 9.50%), 12.10%, 8/3/2026 (d)	125	107

Sound Inpatient Physicians Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 6/27/2025 (d)	1,588	1,586

Spin Holdco, Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 11/14/2022 (d)	2,635	2,601

Sprint Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 5.00%, 2/2/2024 (d)	5,211	5,056

St. George’s University Scholastic Services, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.99%, 7/17/2025 (d)	2,710	2,713

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Staples, Inc., 1st Lien Term Loan

(ICE LIBOR USD 1 Month + 4.00%), 6.50%, 9/12/2024 (d)	5,007	4,942

(ICE LIBOR USD 3 Month + 5.00%), 7.60%, 4/16/2026 (d) (n)	2,235	2,206

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 2/14/2025 (d)	1,708	1,678

Stetson Midstream., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.73%, 7/18/2025 (d)	4,866	4,878

Summit Materials Co. I LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 11/21/2024 (d)	1,254	1,251

Syneos Health, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 8/1/2024 (d)	781	779

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.47%, 3/9/2023 (d)	3,569	3,392

Talen Energy Supply LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.61%, 12/3/2025 (d)	2,643	2,636

Telenet Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.72%, 8/15/2026 (d)	4,000	3,985

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 2/6/2024 (d)	5,309	4,971

TerraForm Power Operating LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 11/8/2022 (d)	2,481	2,472

The Go Daddy Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 2/15/2024 (d)	829	830

The Ultimate Software Group, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.00%, 4/8/2026 (d) (n)	693	697

Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 3/28/2025 (d)	6,584	6,315

Trans Union LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 6/19/2025 (d)	2,987	2,985

Transdigm Group Inc., 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 5/30/2025 (d)	2,107	2,096

TransDigm, Inc., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 6/9/2023 (d)	2,490	2,481

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

TransDigm, Inc., Term Loan G (ICE LIBOR USD 1 Month + 2.50%), 4.98%, 8/22/2024 (d)	2,918	2,904

Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.48%, 12/27/2020 (d)	240	240

Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 9/6/2024 (d)	5,213	5,200

Tronox Blocked Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.50%, 9/23/2024 (d)	842	844

Tronox Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.50%, 9/23/2024 (d)	1,819	1,822

UFC Holdings LLC, 1st Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 3.25%; ICE LIBOR USD 1 Month + 7.50%), 5.74%, 8/18/2023 (d) (n)	3,962	3,972

Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.49%, 4/12/2024 (d)	9,346	7,889

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.73%, 10/22/2025 (d)	4,367	3,801

Unitymedia Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.47%, 6/1/2023 (d)	4,719	4,706

Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 5.23%, 3/15/2024 (d)	2,129	2,047

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.60%, 5/16/2024 (d)	3,990	3,948

Valeant Pharmaceuticals International Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.47%, 6/2/2025 (d) (n)	15,447	15,508

VeriFone Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.68%, 8/20/2025 (d)	456	454

VICI Properties 1 LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.49%, 12/20/2024 (d)	5,000	4,990

Viskase Co., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.85%, 1/30/2021 (d)	2,607	2,516

Web.com Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.23%, 10/10/2025 (d)	795	790

Windstream Services LLC, 1st Lien Term Loan B (3-MONTH PRIME + 5.00%), 10.50%, 3/29/2021 (d) (n)	2,750	2,798

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.61%, 11/1/2023 (d)	9,500	9,482

XPO Logistics, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.48%, 2/24/2025 (d)	1,250	1,243

Ziggo Secured Finance Partnership, 1st Lien Term Loan E (ICE LIBOR USD 1 Month + 2.50%), 4.97%, 4/15/2025 (d)	5,135	5,086

Zodiac Pool Solutions LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.73%, 7/2/2025 (d)	1,390	1,386

		627,174

Total Loan Assignments (Cost $654,749)		645,796

Mortgage-Backed Securities — 4.1%

United States — 4.1%

FHLMC Gold Pools, 30 Year, Single Family

Pool # G67700, 3.50%, 8/1/2046	22,437	22,868

Pool # G60852, 4.00%, 8/1/2046	13,675	14,250

Pool # G67702, 4.00%, 1/1/2047	5,577	5,812

Pool # G61096, 3.50%, 2/1/2047	28,780	29,266

Pool # G67703, 3.50%, 4/1/2047	9,160	9,333

Pool # G67704, 4.00%, 8/1/2047	1,461	1,528

Pool # G67705, 4.00%, 10/1/2047	5,085	5,303

Pool # Q52307, 3.50%, 11/1/2047	5,488	5,583

Pool # G67706, 3.50%, 12/1/2047	14,517	14,791

Pool # G67708, 3.50%, 3/1/2048	45,718	46,426

Pool # G67714, 4.00%, 7/1/2048	8,981	9,376

FNMA, 20 Year, Single Family

Pool # BM3100, 4.00%, 11/1/2037	4,785	4,976

Pool # BM3569, 3.50%, 2/1/2038	12,053	12,304

Pool # CA1231, 3.50%, 2/1/2038	676	690

Pool # BM3791, 3.50%, 4/1/2038	10,196	10,396

FNMA, 30 Year, Single Family

Pool # AS4085, 4.00%, 12/1/2044	1,537	1,601

Pool # BM1909, 4.00%, 2/1/2045	8,949	9,329

Pool # MA2670, 3.00%, 7/1/2046	7,633	7,556

Pool # AS8650, 3.00%, 1/1/2047	14,097	13,954

Pool # MA2863, 3.00%, 1/1/2047	24,276	24,019

Pool # AL9859, 3.00%, 3/1/2047	6,803	6,734

Pool # AS9403, 3.50%, 4/1/2047	667	680

Pool # BH9923, 3.50%, 9/1/2047	11,122	11,240

Pool # BM4028, 3.50%, 10/1/2047	3,729	3,794

Pool # BM3141, 3.50%, 11/1/2047	3,065	3,123

Pool # BM3357, 3.50%, 11/1/2047	14,854	15,096

Pool # BH7061, 3.50%, 12/1/2047	17,947	18,207

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	115

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Mortgage-Backed Securities — continued

United States — continued

Pool # BM3778, 3.50%, 12/1/2047	25,207	25,699

Pool # CA0906, 3.50%, 12/1/2047	28,154	28,626

Pool # CA0995, 3.50%, 1/1/2048	6,440	6,547

Pool # BJ1069, 4.00%, 1/1/2048	3,826	3,943

Pool # BJ0645, 3.50%, 3/1/2048	20,043	20,379

Pool # BM3788, 3.50%, 3/1/2048	84,368	85,832

Pool # BM5483, 3.50%, 4/1/2048	4,440	4,487

FNMA, Other

Pool # AN5676, 3.25%, 6/1/2029	1,700	1,725

Pool # AN6368, 3.09%, 9/1/2029	1,700	1,698

Pool # AN7845, 3.08%, 12/1/2029	6,650	6,617

Pool # AN8281, 3.19%, 2/1/2030	2,560	2,563

Pool # AN8572, 3.55%, 4/1/2030	2,710	2,798

Pool # AN9116, 3.61%, 5/1/2030	1,930	2,003

Pool # AN3747, 2.87%, 2/1/2032	2,730	2,591

Pool # AN6122, 3.06%, 8/1/2032	4,820	4,666

Pool # BM3226, 3.44%, 10/1/2032	2,395	2,447

Pool # AN7633, 3.13%, 12/1/2032	1,880	1,854

Pool # AN8095, 3.24%, 1/1/2033	4,010	3,990

Total Mortgage-Backed Securities (Cost $508,775)		516,700

Commercial Mortgage-Backed Securities — 2.2%

Cayman Islands — 0.0% (a)

GPMT Ltd. Series 2018-FL1, Class B, 4.04%, 11/21/2035 ‡ (c) (j)	3,000	3,004

TPG Real Estate Finance Issuer Ltd. Series 2018-FL1, Class B, 3.77%, 2/15/2035 ‡ (c) (j)	1,943	1,943

		4,947

United States — 2.2%

Banc of America Commercial Mortgage Trust

Series 2007-3, Class F, 5.85%, 6/10/2049 ‡ (c) (j)	2,504	2,547

Series 2017-BNK3, Class D, 3.25%, 2/15/2050 (c)	655	573

BANK

Series 2017-BNK8, Class D, 2.60%, 11/15/2050 ‡ (c)	1,500	1,234

Series 2019-BN16, Class E, 3.00%, 2/15/2052 ‡ (c)	1,740	1,349

Series 2019-BN17, Class D, 3.00%, 4/15/2052 (c)	2,000	1,708

Series 2019-BN17, Class E, 3.00%, 4/15/2052 (c)	1,750	1,376

Series 2017-BNK7, Class B, 3.95%, 9/15/2060	1,505	1,537

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

BENCHMARK Mortgage Trust Series 2018-B1, Class D, 2.75%, 1/15/2051 ‡ (c)	975	796

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 4.17%, 11/15/2035 ‡ (c) (j)	531	533

Series 2018-BIOA, Class D, 3.79%, 3/15/2037 ‡ (c) (j)	6,000	6,000

BX Trust

Series 2018-MCSF, Class A, 3.05%, 4/15/2035 (c) (j)	6,000	5,913

Series 2018-MCSF, Class B, 3.28%, 4/15/2035 ‡ (c) (j)	1,500	1,472

Series 2018-MCSF, Class C, 3.48%, 4/15/2035 ‡ (c) (j)	1,000	972

BXMT Ltd.

Series 2017-FL1, Class B, 3.97%, 6/15/2035 ‡ (c) (j)	3,000	3,000

Series 2017-FL1, Class C, 4.42%, 6/15/2035 ‡ (c) (j)	1,500	1,503

Series 2017-FL1, Class D, 5.17%, 6/15/2035 ‡ (c) (j)	3,000	3,007

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class E, 4.62%, 12/15/2037 ‡ (c) (j)	2,690	2,709

Series 2019-LIFE, Class G, 5.72%, 12/15/2037 ‡ (c) (j)	2,420	2,444

CD Mortgage Trust

Series 2007-CD5, Class D, 6.43%, 11/15/2044 ‡ (c) (j)	1,345	1,336

Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (c)	331	282

CGDBB Commercial Mortgage Trust

Series 2017-BIOC, Class D, 4.07%, 7/15/2032 ‡ (c) (j)	2,000	2,003

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.90%, 1/10/2024 ‡ (c) (j)	2,500	2,601

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (c)	2,500	2,244

Series 2016-C1, Class D, 5.12%, 5/10/2049 ‡ (c) (j)	2,995	2,946

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (c)	2,000	1,731

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (j)	910	936

Commercial Mortgage Pass-Through Certificates Series 2016-CR28, Class D, 4.05%, 2/10/2049 (j)	1,100	1,090

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Commercial Mortgage Trust

Series 2014-CR15, Class C, 4.90%, 2/10/2047 (j)	3,375	3,586

Series 2014-CR19, Class D, 4.87%, 8/10/2047 (c) (j)	1,250	1,205

Series 2014-CR20, Class D, 3.22%, 11/10/2047 ‡ (c)	3,000	2,751

Series 2015-CR23, Class CMC, 3.81%, 5/10/2048 ‡ (c) (j)	6,400	6,406

Series 2015-CR23, Class CME, 3.81%, 5/10/2048 ‡ (c) (j)	4,036	4,020

Series 2015-LC21, Class D, 4.44%, 7/10/2048 (j)	900	857

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	37	36

CSAIL Commercial Mortgage Trust Series 2019-C15, Class C, 5.15%, 3/15/2052 ‡ (j)	3,835	4,044

DBGS Mortgage Trust

Series 2019-1735, Class E, 4.19%, 4/10/2029 (c) (j)	1,785	1,737

Series 2018-5BP, Class D, 3.82%, 6/15/2033 ‡ (c) (j)	7,000	6,965

Series 2018-BIOD, Class C, 3.42%, 5/15/2035 ‡ (c) (j)	3,016	2,981

Series 2018-BIOD, Class D, 3.77%, 5/15/2035 ‡ (c) (j)	6,033	5,984

FHLMC Multifamily Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.42%, 7/25/2023 (j)	111,168	1,320

Series K082, Class X3, IO, 2.29%, 10/25/2028 (j)	8,750	1,459

Series K087, Class A2, 3.77%, 12/25/2028	6,000	6,371

Series K087, Class X3, IO, 2.39%, 4/25/2029 (j)	4,200	747

Series K723, Class X3, IO, 1.98%, 10/25/2034 (j)	6,552	498

Series K716, Class X3, IO, 1.85%, 8/25/2042 (j)	15,656	579

Series K054, Class X3, IO, 1.65%, 4/25/2043 (j)	17,000	1,562

Series K067, Class X3, IO, 2.19%, 9/25/2044 (j)	34,106	4,963

Series K727, Class X3, IO, 2.07%, 10/25/2044 (j)	33,818	3,210

Series K068, Class X3, IO, 2.13%, 10/25/2044 (j)	11,050	1,571

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series K059, Class X3, IO, 1.98%, 11/25/2044 (j)	24,693	2,991

Series K729, Class X3, IO, 2.04%, 11/25/2044 (j)	37,637	3,607

Series K062, Class X3, IO, 2.14%, 1/25/2045 (j)	18,756	2,489

Series K728, Class X3, IO, 2.02%, 11/25/2045 (j)	8,120	744

FNMA ACES

Series 2019-M4, Class A2, 3.61%, 2/25/2031	15,070	15,637

Series 2016-M4, Class X2, IO, 2.67%, 1/25/2039 (j)	20,104	1,748

FREMF Mortgage Trust

Series 2015-KF09, Class B, 7.84%, 5/25/2022 (c) (j)	113	116

Series 2015-KF10, Class B, 8.59%, 7/25/2022 (c) (j)	405	429

Series 2017-KF31, Class B, 5.39%, 4/25/2024 (c) (j)	2,145	2,179

Series 2017-KF32, Class B, 5.04%, 5/25/2024 (c) (j)	5,177	5,233

Series 2017-KF38, Class B, 4.99%, 9/25/2024 (c) (j)	2,492	2,516

Series 2018-K731, Class C, 3.91%, 2/25/2025 (c)	2,000	1,978

Series 2018-KF47, Class B, 4.49%, 5/25/2025 (c) (j)	7,151	7,145

Series 2018-KF49, Class B, 4.39%, 6/25/2025 (c) (j)	633	628

Series 2019-KF58, Class B, 4.64%, 1/25/2026 (c) (j)	2,682	2,684

Series 2017-KF33, Class B, 5.04%, 6/25/2027 (c) (j)	1,274	1,290

Series 2017-KF40, Class B, 5.19%, 11/25/2027 (c) (j)	1,957	1,995

Series 2018-KF43, Class B, 4.64%, 1/25/2028 (c) (j)	4,506	4,539

Series 2018-KF50, Class B, 4.38%, 7/25/2028 (c) (j)	865	868

Series 2018-K82, Class B, 4.27%, 9/25/2028 (c) (j)	1,460	1,478

Series 2019-KF59, Class B, 4.84%, 2/25/2029 (c) (j)	4,000	4,013

Series 2017-K67, Class C, 4.08%, 9/25/2049 (c) (j)	730	708

Series 2017-K729, Class B, 3.80%, 11/25/2049 (c) (j)	1,400	1,404

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	117

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2017-K65, Class B, 4.21%, 7/25/2050 (c) (j)	5,365	5,490

Series 2017-K71, Class B, 3.88%, 11/25/2050 (c) (j)	1,280	1,276

Series 2019-K87, Class B, 4.47%, 1/25/2051 (c) (j)	3,600	3,761

Series 2019-K87, Class C, 4.47%, 1/25/2051 (c) (j)	2,000	1,991

Series 2018-K74, Class B, 4.23%, 2/25/2051 (c) (j)	6,830	6,982

Series 2018-K75, Class B, 4.11%, 4/25/2051 (c) (j)	1,235	1,246

Series 2019-K88, Class C, 4.53%, 2/25/2052 (c) (j)	3,750	3,720

GNMA

Series 2012-44, IO, 0.41%, 3/16/2049 (j)	14,024	175

Series 2012-89, IO, 0.75%, 12/16/2053 (j)	15,620	400

Series 2014-186, IO, 0.76%, 8/16/2054 (j)	30,055	1,388

Series 2016-71, Class QI, IO, 0.99%, 11/16/2057 (j)	75,331	5,323

Series 2017-86, IO, 0.77%, 5/16/2059 (j)	5,284	341

Series 2017-148, IO, 0.66%, 7/16/2059 (j)	7,103	402

Series 2017-69, IO, 0.80%, 7/16/2059 (j)	2,917	193

GRACE Mortgage Trust Series 2014-GRCE, Class F, 3.71%, 6/10/2028 ‡ (c) (j)	4,700	4,678

GS Mortgage Securities Trust

Series 2006-GG8, Class AJ, 5.62%, 11/10/2039	2,520	2,155

Series 2013-GC14, Class D, 4.91%, 8/10/2046 ‡ (c) (j)	2,500	2,519

Series 2015-GC32, Class C, 4.56%, 7/10/2048 (j)	5,275	5,451

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (c) (j)	2,000	1,739

Series 2019-GC38, Class D, 3.00%, 2/10/2052 ‡ (c)	1,833	1,577

JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (j)	605	605

JPMBB Commercial Mortgage Securities Trust

Series 2013-C17, Class D, 5.05%, 1/15/2047 (c) (j)	3,750	3,794

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (j)	1,143	1,155

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

LB-UBS Commercial Mortgage Trust

Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (j)	4,290	2,962

Series 2007-C6, Class AJ, 6.49%, 7/15/2040 (j)	6,163	6,180

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class D, 5.07%, 4/15/2047 ‡ (c) (j)	365	376

Morgan Stanley Capital I Trust Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (c) (j)	730	736

Series 2006-T23, Class D, 6.34%, 8/12/2041 (c) (j)	3,003	3,052

Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (j)	78	77

Series 2007-T27, Class C, 6.14%, 6/11/2042 ‡ (c) (j)	2,000	2,082

Series 2007-HQ11, Class B, 5.54%, 2/12/2044 ‡ (j)	955	954

Series 2006-HQ8, Class D, 5.79%, 3/12/2044 ‡ (j)	263	265

Series 2019-L2, Class D, 3.00%, 3/15/2052 ‡ (c)	8,075	6,841

Series 2019-L2, Class E, 3.00%, 3/15/2052 ‡ (c)	2,575	2,052

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (c) (j)	8,053	8,186

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (c) (j)	332	341

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (c) (j)	471	483

Wachovia Bank Commercial Mortgage Trust

Series 2007-C34, Class AJ, 6.31%, 5/15/2046 (j)	640	643

Series 2007-C34, Class B, 6.39%, 5/15/2046 ‡ (j)	1,500	1,511

Wells Fargo Commercial Mortgage Trust Series 2019-C50, Class E, 3.00%, 5/15/2052 (c) (l)	2,000	1,567

WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 4.05%, 9/15/2057 ‡ (c) (j)	1,005	830

		278,612

Total Commercial Mortgage-Backed Securities (Cost $282,558)		283,559

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — 2.1%

Angola — 0.1%

Republic of Angola

7.00%, 8/17/2019 (b)	688	689

9.50%, 11/12/2025 (b)	1,890	2,121

8.25%, 5/9/2028 (c)	950	994

9.38%, 5/8/2048 (b)	2,400	2,576

		6,380

Argentina — 0.1%

Provincia de Buenos Aires

10.88%, 1/26/2021 (b)	659	582

9.95%, 6/9/2021 (b)	1,185	998

Republic of Argentina

6.88%, 4/22/2021	850	713

5.88%, 1/11/2028	1,200	831

8.28%, 12/31/2033	3,099	2,294

6.88%, 1/11/2048	1,160	768

7.13%, 6/28/2117	852	568

		6,754

Armenia — 0.0% (a)

Republic of Armenia

6.00%, 9/30/2020 (b)	430	438

7.15%, 3/26/2025 (b)	580	644

		1,082

Azerbaijan — 0.0% (a)

Republic of Azerbaijan 4.75%, 3/18/2024 (b)	880	909

Bahrain — 0.0% (a)

Kingdom of Bahrain 6.00%, 9/19/2044 (b)	300	280

7.50%, 9/20/2047 (b)	1,410	1,502

		1,782

Belarus — 0.0% (a)

Republic of Belarus

6.88%, 2/28/2023 (c)	360	376

7.63%, 6/29/2027 (c)	361	389

6.20%, 2/28/2030 (c)	1,450	1,430

		2,195

Brazil — 0.1%

Federative Republic of Brazil

4.25%, 1/7/2025	1,340	1,353

6.00%, 4/7/2026	1,880	2,068

8.25%, 1/20/2034	1,305	1,657

		5,078

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Chile — 0.0% (a)

Chile Government Bond 3.13%, 1/21/2026	600	603

Colombia — 0.1%

Republic of Colombia

3.88%, 4/25/2027	540	548

7.38%, 9/18/2037	1,000	1,304

6.13%, 1/18/2041	950	1,118

5.00%, 6/15/2045	2,000	2,084

5.20%, 5/15/2049	440	470

		5,524

Costa Rica — 0.1%

Instituto Costarricense de Electricidad 6.95%, 11/10/2021 (b)	1,290	1,284

Republic of Costa Rica

4.25%, 1/26/2023 (b)	950	910

4.38%, 4/30/2025 (b)	1,930	1,798

7.00%, 4/4/2044 (b)	1,100	1,056

7.16%, 3/12/2045 (b)	2,180	2,120

		7,168

Croatia — 0.0% (a)

Republic of Croatia

5.50%, 4/4/2023 (b)	850	921

6.00%, 1/26/2024 (b)	1,970	2,206

		3,127

Dominican Republic — 0.1%

Government of Dominican Republic

7.50%, 5/6/2021 (b)	520	538

5.88%, 4/18/2024 (b)	510	533

5.50%, 1/27/2025 (b)	1,810	1,864

6.88%, 1/29/2026 (b)	2,220	2,448

5.95%, 1/25/2027 (b)	1,240	1,305

7.45%, 4/30/2044 (b)	4,480	5,060

		11,748

Ecuador — 0.1%

Republic of Ecuador

10.50%, 3/24/2020 (b)	930	970

10.75%, 3/28/2022 (b)	2,290	2,566

8.75%, 6/2/2023 (c)	2,080	2,203

7.95%, 6/20/2024 (b)	680	690

7.88%, 1/23/2028 (b)	5,200	5,012

		11,441

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	119

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Egypt — 0.1%

Republic of Egypt

6.13%, 1/31/2022 (b)	1,400	1,414

5.88%, 6/11/2025 (b)	1,290	1,259

7.50%, 1/31/2027 (b)	2,580	2,648

7.60%, 3/1/2029 (c)	1,090	1,095

8.50%, 1/31/2047 (b)	864	875

8.70%, 3/1/2049 (c)	1,060	1,088

		8,379

El Salvador — 0.1%

Republic of El Salvador

7.38%, 12/1/2019 (b)	1,790	1,808

7.75%, 1/24/2023 (b)	1,590	1,678

5.88%, 1/30/2025 (b)	970	945

6.38%, 1/18/2027 (b)	2,230	2,184

		6,615

Ethiopia — 0.0% (a)

Republic of Ethiopia 6.63%, 12/11/2024 (b)	3,117	3,196

Gabon — 0.0% (a)

Republic of Gabonese

6.38%, 12/12/2024 (b)	1,680	1,619

6.95%, 6/16/2025 (b)	1,530	1,484

		3,103

Ghana — 0.0% (a)

Republic of Ghana

10.75%, 10/14/2030 (b)	1,635	2,019

8.63%, 6/16/2049 (b)	2,290	2,193

		4,212

Honduras — 0.0% (a)

Republic of Honduras

8.75%, 12/16/2020 (b)	2,278	2,429

7.50%, 3/15/2024 (b)	1,516	1,655

		4,084

Hungary — 0.0% (a)

Republic of Hungary

5.38%, 2/21/2023	950	1,027

5.75%, 11/22/2023	1,234	1,369

5.38%, 3/25/2024	720	792

7.63%, 3/29/2041	722	1,086

		4,274

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Indonesia — 0.0% (a)

Republic of Indonesia

4.13%, 1/15/2025 (b)	600	619

4.35%, 1/8/2027 (b)	1,010	1,048

3.50%, 1/11/2028	670	656

6.75%, 1/15/2044 (b)	650	842

		3,165

Iraq — 0.0% (a)

Republic of Iraq

6.75%, 3/9/2023 (b)	1,330	1,350

5.80%, 1/15/2028 (b)	2,755	2,665

		4,015

Israel — 0.0% (a)

Israel Government AID Bond

4.50%, 1/30/2043	2,003	2,153

4.13%, 1/17/2048	1,516	1,564

		3,717

Ivory Coast — 0.0% (a)

Republic of Cote d’Ivoire

5.75%, 12/31/2032 (b) (h)	2,543	2,391

6.13%, 6/15/2033 (b)	1,400	1,273

		3,664

Jamaica — 0.0% (a)

Government of Jamaica

8.00%, 3/15/2039	2,243	2,716

7.88%, 7/28/2045	1,200	1,452

		4,168

Jordan — 0.0% (a)

Kingdom of Jordan

6.13%, 1/29/2026 (b)	1,010	1,011

5.75%, 1/31/2027 (b)	1,430	1,396

7.38%, 10/10/2047 (b)	400	389

		2,796

Kenya — 0.0% (a)

Republic of Kenya

5.88%, 6/24/2019 (b)	1,150	1,147

6.88%, 6/24/2024 (b)	3,153	3,208

		4,355

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Lebanon — 0.1%

Republic of Lebanon

6.00%, 5/20/2019 (b)	3,680	3,656

5.45%, 11/28/2019 (b)	827	811

6.38%, 3/9/2020	2,700	2,639

6.00%, 1/27/2023 (b)	1,250	1,080

6.65%, 4/22/2024 (b)	1,250	1,067

6.85%, 3/23/2027 (b)	3,610	2,964

6.65%, 11/3/2028 (b)	3,270	2,632

		14,849

Mexico — 0.0% (a)

United Mexican States

5.55%, 1/21/2045	1,200	1,317

4.60%, 1/23/2046	1,210	1,168

		2,485

Mongolia — 0.0% (a)

Mongolia Government Bond

10.88%, 4/6/2021 (b)	480	529

5.13%, 12/5/2022 (b)	903	886

5.63%, 5/1/2023 (c)	810	798

		2,213

Nigeria — 0.1%

Republic of Nigeria

6.38%, 7/12/2023 (b)	720	742

6.50%, 11/28/2027 (b)	920	906

6.50%, 11/28/2027 (c)	1,220	1,202

8.75%, 1/21/2031 (b)	2,530	2,783

7.88%, 2/16/2032 (b)	1,460	1,507

7.70%, 2/23/2038 (c)	820	809

7.63%, 11/28/2047 (c)	1,030	990

9.25%, 1/21/2049 (b)	330	359

		9,298

Oman — 0.1%

Oman Government Bond

4.13%, 1/17/2023 (b)	540	522

4.75%, 6/15/2026 (b)	1,990	1,841

5.38%, 3/8/2027 (b)	1,050	988

5.63%, 1/17/2028 (c)	1,140	1,084

5.63%, 1/17/2028 (b)	700	666

6.50%, 3/8/2047 (b)	2,070	1,845

6.75%, 1/17/2048 (b)	3,700	3,353

		10,299

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Pakistan — 0.0% (a)

Republic of Pakistan

8.25%, 4/15/2024 (b)	930	1,004

8.25%, 9/30/2025 (b)	550	595

6.88%, 12/5/2027 (b)	1,210	1,198

		2,797

Panama — 0.1%

Republic of Panama

3.75%, 3/16/2025	550	567

3.88%, 3/17/2028	1,480	1,531

6.70%, 1/26/2036	1,150	1,495

4.50%, 5/15/2047	1,230	1,293

4.30%, 4/29/2053	2,020	2,051

		6,937

Paraguay — 0.1%

Republic of Paraguay

4.70%, 3/27/2027 (b)	1,750	1,822

6.10%, 8/11/2044 (b)	2,930	3,301

5.60%, 3/13/2048 (b)	350	374

		5,497

Peru — 0.0% (a)

Republic of Peru

6.35%, 8/12/2028 (b)	PEN 3,900	1,282

Philippines — 0.0% (a)

Republic of the Philippines

10.63%, 3/16/2025	1,395	1,980

7.75%, 1/14/2031	270	380

3.70%, 2/2/2042	380	385

		2,745

Qatar — 0.0% (a)

State of Qatar

3.88%, 4/23/2023 (c)	500	516

4.00%, 3/14/2029 (c)	410	427

5.10%, 4/23/2048 (b)	1,700	1,899

5.10%, 4/23/2048 (c)	1,060	1,184

4.82%, 3/14/2049 (c)	430	462

		4,488

Romania — 0.0% (a)

Republic of Romania

4.38%, 8/22/2023 (b)	1,750	1,818

6.13%, 1/22/2044 (b)	1,160	1,342

5.13%, 6/15/2048 (b)	730	738

		3,898

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	121

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Russia — 0.1%

Russian Federation

4.88%, 9/16/2023 (b)	800	843

12.75%, 6/24/2028 (b)	1,390	2,247

5.10%, 3/28/2035 (c)	1,800	1,863

5.88%, 9/16/2043 (b)	3,200	3,660

		8,613

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia

3.25%, 10/26/2026 (b)	600	589

4.38%, 4/16/2029 (b)	710	745

4.63%, 10/4/2047 (b)	1,840	1,847

5.00%, 4/17/2049 (b)	900	950

5.25%, 1/16/2050 (c)	1,750	1,898

		6,029

Senegal — 0.0% (a)

Republic of Senegal

6.75%, 3/13/2048 (c)	1,160	1,069

Serbia — 0.0% (a)

Republic of Serbia

4.88%, 2/25/2020 (b)	1,800	1,816

7.25%, 9/28/2021 (b)	2,150	2,341

		4,157

South Africa — 0.1%

Republic of South Africa

5.88%, 5/30/2022	500	524

5.88%, 9/16/2025	3,044	3,208

4.88%, 4/14/2026	3,830	3,792

6.25%, 3/8/2041	2,500	2,573

		10,097

Sri Lanka — 0.1%

Republic of Sri Lanka

6.25%, 10/4/2020 (b)	700	703

6.25%, 7/27/2021 (b)	1,500	1,507

5.88%, 7/25/2022 (b)	2,610	2,583

6.13%, 6/3/2025 (b)	200	192

6.85%, 11/3/2025 (b)	2,566	2,557

6.75%, 4/18/2028 (b)	1,600	1,542

7.85%, 3/14/2029 (c)	520	533

		9,617

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Tajikistan — 0.0% (a)

Republic of Tajikistan International Bond

7.13%, 9/14/2027 (b)	800	740

Turkey — 0.1%

Republic of Turkey

6.25%, 9/26/2022	600	585

3.25%, 3/23/2023	580	508

7.38%, 2/5/2025	1,040	1,027

4.25%, 4/14/2026	600	498

4.88%, 10/9/2026	900	767

6.00%, 3/25/2027	950	855

5.13%, 2/17/2028	440	372

6.00%, 1/14/2041	2,020	1,638

4.88%, 4/16/2043	510	375

6.63%, 2/17/2045	1,600	1,362

		7,987

Ukraine — 0.1%

Republic of Ukraine

7.75%, 9/1/2020 (b)	1,100	1,097

7.75%, 9/1/2021 (b)	730	724

7.75%, 9/1/2022 (b)	2,060	2,023

7.75%, 9/1/2023 (b)	1,910	1,843

7.38%, 9/25/2032 (b)	2,860	2,524

		8,211

United Arab Emirates — 0.0% (a)

Abu Dhabi Government Bond 4.13%, 10/11/2047 (b)	1,800	1,827

Uruguay — 0.1%

Republic of Uruguay

4.38%, 10/27/2027	1,410	1,473

7.88%, 1/15/2033	800	1,095

7.63%, 3/21/2036	790	1,075

5.10%, 6/18/2050	4,530	4,757

4.98%, 4/20/2055	1,620	1,667

		10,067

Zambia — 0.0% (a)

Republic of Zambia 8.97%, 7/30/2027 (b)	2,490	1,724

Total Foreign Government Securities (Cost $261,078)		260,460

Convertible Bonds — 1.5%

Bermuda — 0.0% (a)

Golar LNG Ltd. 2.75%, 2/15/2022	1,886	1,768

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — continued

China — 0.2%

China Conch Venture Holdings International Ltd. Zero Coupon, 9/5/2023 (b)	HKD 15,000	1,927

Ctrip.com International Ltd. 1.00%, 7/1/2020	4,005	4,090

Harvest International Co. Zero Coupon, 11/21/2022 (b)	HKD 26,000	3,355

Momo, Inc. 1.25%, 7/1/2025 (c)	3,345	3,129

Weibo Corp. 1.25%, 11/15/2022	2,660	2,544

Zhejiang Expressway Co. Ltd. Zero Coupon, 4/21/2022 (b)	EUR 1,600	1,790

Zhongsheng Group Holdings Ltd. Zero Coupon, 5/23/2023 (b)	HKD 24,000	3,093

		19,928

Cyprus — 0.0% (a)

Volcan Holdings plc 4.13%, 4/11/2020 (b)	GBP 1,100	2,152

France — 0.0% (a)

Orpar SA Zero Coupon, 6/20/2024 (b)	EUR 3,400	4,065

Germany — 0.0% (a)

Bayer Capital Corp. BV

5.63%, 11/22/2019 (c)	EUR 3,300	2,803

5.63%, 11/22/2019 (b)	EUR 500	425

		3,228

Hong Kong — 0.1%

China Overseas Finance Investment Cayman V Ltd. Zero Coupon, 1/5/2023 (b)	7,400	8,094

PB Issuer No. 4 Ltd.

3.25%, 7/3/2021 (b)	1,531	1,521

		9,615

Mexico — 0.0% (a)

Cemex SAB de CV 3.72%, 3/15/2020	1,274	1,264

Monaco — 0.0% (a)

Scorpio Tankers, Inc. 2.38%, 7/1/2019 (c)	2,948	2,921

Norway — 0.0% (a)

Telenor East Holding II A/S 0.25%, 9/20/2019 (b)	4,000	3,945

Russia — 0.0% (a)

Abigrove Ltd. Zero Coupon, 2/16/2022 (b)	2,000	2,222

Singapore — 0.1%

BW Group Ltd. 1.75%, 9/10/2019 (b)	2,600	2,568

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Singapore — continued

CapitaLand Ltd.

1.85%, 6/19/2020 (b)	SGD 7,000	5,072

2.95%, 6/20/2022 (b)	SGD 5,000	3,728

		11,368

South Africa — 0.1%

Brait SE 2.75%, 9/18/2020 (b)	GBP 1,900	2,283

Remgro Jersey GBP Ltd. 2.63%, 3/22/2021 (b)	GBP 2,300	2,918

		5,201

Switzerland — 0.0% (a)

Glencore Funding LLC Zero Coupon, 3/27/2025 (b)	3,000	2,773

United Arab Emirates — 0.2%

Aabar Investments PJSC

0.50%, 3/27/2020 (b)	EUR 5,000	5,385

1.00%, 3/27/2022 (b)	EUR 3,200	3,236

Borr Drilling Ltd. 3.88%, 5/23/2023 (b)	2,200	1,985

DP World plc 1.75%, 6/19/2024 (b)	6,400	6,390

		16,996

United Kingdom — 0.0% (a)

Intu Jersey 2 Ltd. REIT, 2.88%, 11/1/2022 (b)	GBP 1,800	1,978

United States — 0.8%

Ares Capital Corp. 3.75%, 2/1/2022	4,716	4,738

BlackRock Capital Investment Corp. 5.00%, 6/15/2022	2,580	2,573

BlackRock TCP Capital Corp. 4.63%, 3/1/2022	2,536	2,549

Chesapeake Energy Corp. 5.50%, 9/15/2026 (h)	2,888	2,619

Colony Capital, Inc.

REIT, 3.88%, 1/15/2021	1,455	1,388

REIT, 5.00%, 4/15/2023	3,721	3,497

DISH Network Corp.

2.38%, 3/15/2024	9,116	7,924

3.38%, 8/15/2026	2,415	2,215

Ensco Jersey Finance Ltd. 3.00%, 1/31/2024	6,158	5,204

FireEye, Inc. Series B, 1.63%, 6/1/2035	6,958	6,488

Hercules Capital, Inc. 4.38%, 2/1/2022	3,031	3,012

Intercept Pharmaceuticals, Inc. 3.25%, 7/1/2023	1,293	1,203

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	123

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — continued

United States — continued

Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047 (c)	2,579	2,579

Liberty Interactive LLC

4.00%, 11/15/2029	6,966	4,859

3.75%, 2/15/2030	320	222

1.75%, 9/30/2046 (c)	2,426	2,912

Live Nation Entertainment, Inc. 2.50%, 3/15/2023	1,110	1,305

Macquarie Infrastructure Corp. 2.00%, 10/1/2023	4,269	3,746

Nabors Industries, Inc. 0.75%, 1/15/2024	6,547	4,716

Rovi Corp. 0.50%, 3/1/2020	3,650	3,536

RWT Holdings, Inc. 5.63%, 11/15/2019	2,926	2,944

Spirit Realty Capital, Inc. REIT, 3.75%, 5/15/2021	3,821	3,850

Starwood Property Trust, Inc. REIT, 4.38%, 4/1/2023	3,788	3,794

SunPower Corp. 0.88%, 6/1/2021	3,183	2,733

Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	2,000	2,017

TPG Specialty Lending, Inc. 4.50%, 8/1/2022	959	988

Twitter, Inc. 1.00%, 9/15/2021	4,079	3,937

Veeco Instruments, Inc.

2.70%, 1/15/2023	3,193	2,758

VEREIT, Inc. REIT, 3.75%, 12/15/2020	2,552	2,549

Vishay Intertechnology, Inc. 2.25%, 6/15/2025 (c)	2,638	2,532

Whiting Petroleum Corp. 1.25%, 4/1/2020	7,212	7,000

		102,387

Total Convertible Bonds (Cost $196,383)		191,811

	SHARES (000)

Preferred Stocks — 0.8%

United States — 0.8%

Bank of America Corp.,

Series GG, 6.00%, 5/16/2023 ($25 par value) (o)	242	6,457

Series HH, 5.88%, 7/24/2023 ($25 par value) (o)	200	5,248

BB&T Corp., Series F, 5.20%, 5/1/2019 ($25 par value) (o)	373	9,276

Capital One Financial Corp., Series D, 6.70%, 12/1/2019 ($25 par value) (o)	32	838

INVESTMENTS	SHARES (000)	VALUE (000)

United States — continued

Claire’s Stores, Inc.* ‡	2	4,010

Dominion Energy, Inc., Series A, 5.25%, 7/30/2076 ($25 par value)	120	3,030

Duke Energy Corp., Series A, 5.75%, 6/15/2024 ($25 par value)* (o)	263	6,835

Energy Transfer Operating LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 ($25 par value)* (d) (o)	357	8,875

GMAC Capital Trust I, Series 2, (ICE LIBOR USD 3 Month + 5.79%), 8.47%, 2/15/2040 ($25 par value) (d)	12	316

Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 5/10/2023 ($25 par value) (d) (o)	175	4,537

Goodman Networks, Inc. (Preference)* ‡	64	1

Hartford Financial Services Group, Inc. (The), Series G, 6.00%, 11/15/2023 ($25 par value) (o)	32	841

Morgan Stanley,

Series I, (ICE LIBOR USD 3 Month + 3.71%), 6.38%, 10/15/2024 ($25 par value) (d) (o)	310	8,392

Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (d) (o)	378	9,921

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)*	119	3,058

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value)* (d) (o)	60	1,534

SCE Trust II, 5.10%, 6/5/2019 ($25 par value) (o)	32	691

Southern Co. (The), 5.25%, 10/1/2076 ($25 par value)	97	2,467

State Street Corp.,

Series D, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 3/15/2024 ($25 par value) (d) (o)	301	7,927

Series E, 6.00%, 12/15/2019 ($25 par value) (o)	157	4,016

Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (d) (o)	128	3,292

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (o)	244	6,334

Wells Fargo & Co., Series Y, 5.63%, 6/15/2022 ($25 par value) (o)	269	6,903

Total Preferred Stocks (Cost $98,446)		104,799

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 1.50%, 11/30/2019	5,200	5,171

1.25%, 1/31/2020	8,000	7,930

2.00%, 1/31/2020 (p)	61,358	61,161

1.63%, 3/15/2020	5,500	5,463

Total U.S. Treasury Obligations (Cost $79,643)		79,725

	SHARES (000)
Convertible Preferred Stocks — 0.5%

China — 0.0% (a)

Mandatory Exchangeable Trust 5.75%, 6/1/2019 ($100 par value) (c)	14	2,825

United States — 0.5%

AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	63	3,141

Bank of America Corp. Series L, 7.25% ($1,000 par value)	9	12,364

Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	40	2,370

Belden, Inc. 6.75%, 7/15/2019 ($100 par value)	34	2,579

Bunge Ltd. 4.88% ($100 par value)	33	3,220

Crown Castle International Corp. Series A, REIT, 6.88%, 8/1/2020 ($1,000 par value)	3	3,177

Dominion Energy, Inc. Series A, 6.75%, 8/15/2019 ($50 par value)	97	4,888

DTE Energy Co. 6.50%, 10/1/2019 ($50 par value)	73	4,099

Energizer Holdings, Inc. Series A, 7.50%, 1/15/2022 ($100 par value)	18	1,887

International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	40	2,076

Nabors Industries Ltd. 6.00%, 5/1/2021 ($50 par value)	53	1,438

NextEra Energy, Inc. 6.12%, 9/1/2019 ($50 par value)	67	4,186

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	20	2,183

Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	46	4,717

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	9	12,260

		64,585

Total Convertible Preferred Stocks (Cost $65,713)		67,410

INVESTMENTS	SHARES (000)		VALUE (000)
Exchange Traded Funds — 0.1%

United States — 0.1%

iShares iBoxx High Yield Corporate Bond ETF (Cost $13,850)	161		14,032

	PRINCIPAL AMOUNT (000)
Supranational — 0.0% (a)

Supranational — 0.0% (a)

African Export-Import Bank (The) 4.13%, 6/20/2024 (b) (Cost $979)	1,000		1,000

	NO. OF RIGHTS (000)
Rights — 0.0% (a)

United States — 0.0% (a)

Vistra Energy Corp., expiring 12/31/2049* ‡ (Cost $—)	483		384

	NO. OF WARRANTS (000)
Warrants — 0.0%

United States — 0.0%

Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00 USD* ‡ (Cost $—)	—	(k)	—

	PRINCIPAL AMOUNT (000)
Short-term Investments — 3.1%

Certificates Of Deposit — 0.0% (a)

Barclays Bank plc 2.95%, 4/9/2020 (Cost $2,000)	2,000		2,002

Commercial Paper — 0.1%

Anheuser-Busch InBev Worldwide, Inc. 2.87%, 5/15/2019 (q)	3,800		3,796

AT&T, Inc. 3.00%, 6/5/2019 (q)	2,400		2,393

Enbridge, Inc. 2.86%, 5/1/2019 (q)	1,000		1,000

Enel Finance America LLC 2.89%, 10/29/2019 (q)	2,664		2,624

TELUS Corp. 2.90%, 6/14/2019 (q)	3,300		3,289

Walgreens Boots Alliance, Inc. 3.30%, 5/24/2019 (q)	1,570		1,567

Welltower, Inc. 2.79%, 5/2/2019 (q)	2,700		2,699

Total Commercial Paper (Cost $17,370)			17,368

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	125

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (r) (s) (Cost $374,063)	373,952	374,064

Total Short-Term Investments (Cost $393,433)		393,434

Total Investments — 99.9% (Cost $11,919,665)		12,699,529
Other Assets Less Liabilities — 0.1%		10,454

Net Assets — 100.0%		12,709,983

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2019

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	8.2%

Equity Real Estate Investment Trusts (REITs)	7.2

Oil, Gas & Consumable Fuels	6.1

Asset-Backed Securities	5.5

INDUSTRY	PERCENTAGE

Collateralized Mortgage Obligations	5.4%

Pharmaceuticals	4.1

Mortgage-Backed Securities	4.1

Diversified Telecommunication Services	3.9

Insurance	3.7

Media	3.4

Capital Markets	2.9

Commercial Mortgage-Backed Securities	2.2

Health Care Providers & Services	2.2

Foreign Government Securities	2.1

Hotels, Restaurants & Leisure	2.0

Electric Utilities	1.8

IT Services	1.7

Semiconductors & Semiconductor Equipment	1.6

Food Products	1.6

Wireless Telecommunication Services	1.5

Chemicals	1.4

Beverages	1.3

Metals & Mining	1.1

Software	1.0

Auto Components	1.0

Road & Rail	1.0

Others (each less than 1.0%)	18.9

Short-Term Investments	3.1

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
BA	Canadian Bankers’ Acceptance Rate
CIFC	Commercial Industrial Finance Corp.
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
ETF	Exchange Traded Fund
EUR	Euro
FDR	Finnish Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GMAC	General Motors Acceptance Corp.
GNMA	Government National Mortgage Association
GS	Goldman Sachs
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of April 30, 2019. The rate may be subject to a cap and floor.

IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SDR	Swedish Depositary Receipt
SCA	Limited partnership with share capital
SGD	Singapore Dollar
SGPS	Holding company

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN FUNDS	APRIL 30, 2019

SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2019.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2019.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2019.
(i)	Defaulted security.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of April 30, 2019.
(k)	Amount rounds to less than one thousand.
(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of April 30, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of April 30, 2019.
(p)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(q)	The rate shown is the effective yield as of April 30, 2019.
(r)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(s)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts

EURO STOXX 50 Index	85	06/2019	EUR	3,296	224

FTSE 100 Index	31	06/2019	GBP	2,984	124

U.S. Treasury 5 Year Note	18,302	06/2019	USD	2,116,598	14,296

					14,644

Short Contracts

EURO STOXX 50 Index	(10,182)	06/2019	EUR	(394,802)	(27,760)

Foreign Exchange GBP/USD	(3,336)	06/2019	USD	(272,593)	6,478

MSCI Emerging Markets E-Mini Index	(3,637)	06/2019	USD	(196,271)	(6,300)

					(27,582)

					(12,938)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	127

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$3,181,144	$12,325,465
Investments in affiliates, at value	290,883	374,064
Options purchased, at value	3,955	—
Restricted cash for securities sold short	9	—
Restricted cash for OTC derivatives	530	—
Cash	571	1,603
Foreign currency, at value	8,597	5,354
Deposits at broker for futures contracts	20,392	394
Deposits at broker for securities sold short	27,366	—
Deposits at broker for centrally cleared swaps	78	—
Receivables:
Investment securities sold	68,111	14,033
Investment securities sold — delayed delivery securities	—	32
Fund shares sold	5,300	15,167
Interest and dividends from non-affiliates	12,468	88,737
Dividends from affiliates	477	778
Tax reclaims	1,946	8,169
Variation margin on futures contracts	2,552	125
Variation margin on centrally cleared swaps (net upfront receipts of $1)	1	—
Unrealized appreciation on forward foreign currency exchange contracts	9,563	—
Outstanding OTC swap contracts, at value (net upfront payments of $226)	77	—

Total Assets	3,634,020	12,833,921

LIABILITIES:
Payables:
Securities sold short, at value	34,720	—
Dividend expense to non-affiliates on securities sold short	24	—
Investment securities purchased	52,969	92,627
Investment securities purchased — delayed delivery securities	—	3,922
Interest expense to non-affiliates on securities sold short	1	—
Fund shares redeemed	2,928	15,829
Unrealized depreciation on forward foreign currency exchange contracts	2,401	—
Outstanding OTC swap contracts, at value (net upfront receipts of $188)	1,047	—
Accrued liabilities:
Investment advisory fees	1,550	4,297
Administration fees	117	597
Distribution fees	410	3,112
Service fees	319	350
Custodian and accounting fees	229	591
Collateral management fees	5	—
Trustees’ and Chief Compliance Officer’s fees	—	1
Deferred foreign capital gains tax	9	1,957
Other	99	655

Total Liabilities	96,828	123,938

Net Assets	$3,537,192	$12,709,983

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN FUNDS	APRIL 30, 2019

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,335,092	$12,050,274
Total distributable earnings (loss)	202,100	659,709

Total Net Assets	$3,537,192	$12,709,983

Net Assets:
Class A	$396,494	$3,022,721
Class C	532,790	4,054,309
Class I	2,110,126	5,339,053
Class R2	5,383	—
Class R3	20	—
Class R4	433	—
Class R5	20	—
Class R6	491,926	293,900

Total	$3,537,192	$12,709,983

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	21,348	287,224
Class C	29,110	386,325
Class I	113,062	506,601
Class R2	291	—
Class R3	1	—
Class R4	23	—
Class R5	1	—
Class R6	26,368	27,885

Net Asset Value (a):
Class A — Redemption price per share	$18.57	$10.52
Class C — Offering price per share (b)	18.30	10.49
Class I — Offering and redemption price per share	18.66	10.54
Class R2 — Offering and redemption price per share	18.48	—
Class R3 — Offering and redemption price per share	18.66	—
Class R4 — Offering and redemption price per share	18.56	—
Class R5 — Offering and redemption price per share	18.67	—
Class R6 — Offering and redemption price per share	18.66	10.54
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.45	$11.02

Cost of investments in non-affiliates	$2,890,284	$11,545,602
Cost of investments in affiliates	290,883	374,063
Cost of options purchased	5,545	—
Cost of foreign currency	8,591	5,226
Proceeds from securities sold short	35,312	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	129

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$24,545		$204,290
Interest income from affiliates	11		23
Dividend income from non-affiliates	22,656		79,895
Dividend income from affiliates	2,366		5,060
Interest income from non-affiliates on securities sold short	445		—
Foreign taxes withheld	(1,315)		(4,241)

Total investment income	48,708		285,027

EXPENSES:
Investment advisory fees	9,945		27,166
Administration fees	1,278		4,484
Distribution fees:
Class A	454		4,047
Class C	1,920		15,024
Class R2	10		—
Class R3	—	(a)	—
Service fees:
Class A	454		4,047
Class C	640		5,008
Class I	2,426		5,735
Class R2	5		—
Class R3	—	(a)	—
Class R4	—	(a)	—
Class R5	—	(a)	—
Custodian and accounting fees	323		867
Interest expense to affiliates	17		5
Professional fees	91		155
Collateral management fees	9		—
Trustees’ and Chief Compliance Officer’s fees	19		38
Printing and mailing costs	164		650
Registration and filing fees	130		143
Transfer agency fees (See Note 2.L.)	49		159
Other	89		131
Dividend expense to non-affiliates on securities sold short	465		—

Total expenses	18,488		67,659

Less fees waived	(3,108)		(16,082)
Less expense reimbursements	(2)		(349)

Net expenses	15,378		51,228

Net investment income (loss)	33,330		233,799

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN FUNDS	APRIL 30, 2019

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(32,615	)(a)	$(16,569)
Investments in affiliates	—	(b)	(1)
Options purchased	4,870		—
Futures contracts	(24,564)		(75,958)
Securities sold short	(4,871)		—
Foreign currency transactions	(212)		(297)
Forward foreign currency exchange contracts	16,001		—
Swaps	1,461		—

Net realized gain (loss)	(39,930)		(92,825)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	207,578	(c)	531,294 (d)
Investments in affiliates	—	(b)	1
Options purchased	6,521		—
Futures contracts	12,860		37,865
Securities sold short	(1,137)		—
Foreign currency translations	280		(167)
Forward foreign currency exchange contracts	(6,511)		—
Swaps	(775)		—

Change in net unrealized appreciation/depreciation	218,816		568,993

Net realized/unrealized gains (losses)	178,886		476,168

Change in net assets resulting from operations	$212,216		$709,967

(a)	Net of foreign capital gains tax of approximately $(5,000) for JPMorgan Global Allocation Fund.
(b)	Amount rounds to less than one thousand.
(c)	Net of change in foreign capital gains tax of approximately $(1,000) for JPMorgan Global Allocation Fund.
(d)	Net of change in foreign capital gains tax of approximately $(398,000) for JPMorgan Income Builder Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	131

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,330	$58,278	$233,799	$498,656
Net realized gain (loss)	(39,930)	(25,035)	(92,825)	371,408
Change in net unrealized appreciation/depreciation	218,816	(131,491)	568,993	(958,355)

Change in net assets resulting from operations	212,216	(98,248)	709,967	(88,291)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,075)	(11,125)	(65,203)	(146,489)
Class C	(6,571)	(12,666)	(71,396)	(157,942)
Class I	(29,439)	(60,697)	(97,846)	(191,878)
Class R2	(51)	(106)	—	—
Class R3 (a)	— (b)	—	—	—
Class R4 (a)	— (b)	—	—	—
Class R5 (a)	— (b)	—	—	—
Class R6 (c)	(7,311)	(11,305)	(5,270)	(4,716)
Class T (d)	—	— (b)	—	(1)

Total distributions to shareholders	(48,447)	(95,899)	(239,715)	(501,026)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(184,500)	1,425,685	79,938	(40,626)

NET ASSETS:
Change in net assets	(20,731)	1,231,538	550,190	(629,943)
Beginning of period	3,557,923	2,326,385	12,159,793	12,789,736

End of period	$3,537,192	$3,557,923	$12,709,983	$12,159,793

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Global Allocation Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN FUNDS	APRIL 30, 2019

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$111,511	$157,578	$639,639	$626,796
Distributions reinvested	4,689	10,567	63,070	141,940
Cost of shares redeemed	(82,411)	(110,141)	(1,187,885)	(949,476)

Change in net assets resulting from Class A capital transactions	$33,789	$58,004	$(485,176)	$(180,740)

Class C
Proceeds from shares issued	$61,187	$209,930	$207,084	$503,643
Distributions reinvested	5,738	11,050	63,723	141,096
Cost of shares redeemed	(70,704)	(88,033)	(485,381)	(937,699)

Change in net assets resulting from Class C capital transactions	$(3,779)	$132,947	$(214,574)	$(292,960)

Class I
Proceeds from shares issued	$626,839	$1,193,262	$1,410,669	$1,303,164
Distributions reinvested	23,484	50,298	84,950	164,519
Cost of shares redeemed	(494,541)	(895,192)	(787,084)	(1,254,375)

Change in net assets resulting from Class I capital transactions	$155,782	$348,368	$708,535	$213,308

Class R2
Proceeds from shares issued	$1,701	$2,435	$—	$—
Distributions reinvested	51	104	—	—
Cost of shares redeemed	(229)	(1,123)	—	—

Change in net assets resulting from Class R2 capital transactions	$1,523	$1,416	$—	$—

Class R3 (a)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$— (b)	$20	$—	$—

Class R4 (a)
Proceeds from shares issued	$408	$20	$—	$—
Distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(5)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$403	$20	$—	$—

Class R5 (a)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$— (b)	$20	$—	$—

Class R6 (c)
Proceeds from shares issued	$41,126	$906,032	$90,416	$236,390
Distributions reinvested	7,295	11,208	5,266	4,714
Cost of shares redeemed	(420,639)	(32,328)	(24,529)	(21,317)

Change in net assets resulting from Class R6 capital transactions	$(372,218)	$884,912	$71,153	$219,787

Class T (d)
Distributions reinvested	$—	$— (b)	$—	$— (b)
Cost of shares redeemed	—	(22)	—	(21)

Change in net assets resulting from Class T capital transactions	$—	$(22)	$—	$(21)

Total change in net assets resulting from capital transactions	$(184,500)	$1,425,685	$79,938	$(40,626)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Global Allocation Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	133

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,257	8,415	62,419	59,444
Reinvested	274	570	6,186	13,531
Redeemed	(4,631)	(5,928)	(115,793)	(90,054)

Change in Class A Shares	1,900	3,057	(47,188)	(17,079)

Class C
Issued	3,505	11,350	20,298	47,760
Reinvested	341	604	6,261	13,490
Redeemed	(4,030)	(4,791)	(47,645)	(89,241)

Change in Class C Shares	(184)	7,163	(21,086)	(27,991)

Class I
Issued	35,335	63,387	137,307	123,104
Reinvested	1,365	2,704	8,294	15,661
Redeemed	(27,939)	(47,941)	(77,283)	(118,968)

Change in Class I Shares	8,761	18,150	68,318	19,797

Class R2
Issued	93	132	—	—
Reinvested	3	6	—	—
Redeemed	(13)	(61)	—	—

Change in Class R2 Shares	83	77	—	—

Class R3 (a)
Issued	—	1	—	—
Reinvested	— (b)	—	—	—

Change in Class R3 Shares	— (b)	1	—	—

Class R4 (a)
Issued	22	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R4 Shares	22	1	—	—

Class R5 (a)
Issued	—	1	—	—
Reinvested	— (b)	—	—	—

Change in Class R5 Shares	— (b)	1	—	—

Class R6 (c)
Issued	2,317	48,503	8,803	22,557
Reinvested	424	604	514	454
Redeemed	(23,706)	(1,774)	(2,398)	(2,045)

Change in Class R6 Shares	(20,965)	47,333	6,919	20,966

Class T (d)
Reinvested	—	— (b)	—	— (b)
Redeemed	—	(1)	—	(2)

Change in Class T Shares	—	(1)	—	(2)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Global Allocation Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective November 1, 2017.
(d)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN FUNDS	APRIL 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2019	J.P. MORGAN FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$17.71	$0.17	$0.94	$1.11	$(0.25)	$—	$(0.25)
Year Ended October 31, 2018	18.63	0.31	(0.63)	(0.32)	(0.31)	(0.29)	(0.60)
Year Ended October 31, 2017	16.38	0.34	2.23	2.57	(0.32)	—	(0.32)
Year Ended October 31, 2016	16.47	0.34	(0.10)	0.24	(0.31)	(0.02)	(0.33)
Year Ended October 31, 2015	17.15	0.23	(0.01)	0.22	(0.34)	(0.56)	(0.90)
Year Ended October 31, 2014	16.45	0.26	0.97	1.23	(0.16)	(0.37)	(0.53)

Class C
Six Months Ended April 30, 2019 (Unaudited)	17.47	0.12	0.94	1.06	(0.23)	—	(0.23)
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Year Ended October 31, 2017	16.20	0.25	2.20	2.45	(0.26)	—	(0.26)
Year Ended October 31, 2016	16.30	0.26	(0.10)	0.16	(0.24)	(0.02)	(0.26)
Year Ended October 31, 2015	17.04	0.15	(0.02)	0.13	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	0.98	1.14	(0.12)	(0.37)	(0.49)

Class I
Six Months Ended April 30, 2019 (Unaudited)	17.79	0.19	0.95	1.14	(0.27)	—	(0.27)
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Year Ended October 31, 2017	16.45	0.38	2.23	2.61	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.53	0.39	(0.10)	0.29	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2015	17.19	0.27	(0.01)	0.26	(0.36)	(0.56)	(0.92)
Year Ended October 31, 2014	16.47	0.30	0.97	1.27	(0.18)	(0.37)	(0.55)

Class R2
Six Months Ended April 30, 2019 (Unaudited)	17.64	0.13	0.94	1.07	(0.23)	—	(0.23)
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Year Ended October 31, 2017	16.36	0.28	2.22	2.50	(0.29)	—	(0.29)
Year Ended October 31, 2016	16.44	0.31	(0.10)	0.21	(0.27)	(0.02)	(0.29)
Year Ended October 31, 2015	17.13	0.19	(0.01)	0.18	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.44	0.22	0.96	1.18	(0.12)	(0.37)	(0.49)

Class R3
Six Months Ended April 30, 2019 (Unaudited)	17.79	0.16	0.95	1.11	(0.24)	—	(0.24)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—

Class R4
Six Months Ended April 30, 2019 (Unaudited)	17.71	0.24	0.88	1.12	(0.27)	—	(0.27)
October 1, 2018 (j) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—

Class R5
Six Months Ended April 30, 2019 (Unaudited)	17.80	0.19	0.96	1.15	(0.28)	—	(0.28)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—

Class R6
Six Months Ended April 30, 2019 (Unaudited)	17.79	0.20	0.95	1.15	(0.28)	—	(0.28)
November 1, 2017 (j) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(h)

Commencing on October 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to October 31, 2016, the Fund did not transact in securities sold short.

(i)

The net expenses and expenses without waivers (excluding dividend expense for securities sold short) for Class A are 1.03% and 1.24% for the six months ended April 30, 2019, 1.02% and 1.24% for the year ended October 31, 2018, 1.02% and 1.27% for the year ended October 31, 2017, Class C are 1.52% and 1.73% for the six months ended April 30, 2019, 1.52% and 1.74% for the for the year ended October 31, 2018, 1.52% and 1.77% for the year ended October 31, 2017, Class I are 0.78% and 0.98% for the six months ended April 30, 2019, 0.78% and 0.99% for the year ended October 31, 2018, 0.77% and 1.00% for the year ended October 31, 2017, Class R2 are 1.39% and 1.54% for the six months ended April 30, 2019, 1.35% and 1.52% for the year ended October 31, 2018, 1.27% and 1.60% for the year ended October 31, 2017, Class R3 are 1.15% and 1.23% for the six months ended April 30, 2019, 1.19% and 1.34% for the period ended October 31, 2018, Class R4 are 0.89% and 0.98% for the six months ended April 30, 2019, 0.94% and 1.09% for the period ended October 31, 2018, Class R5 are 0.72% and 0.81% for the six months ended April 30, 2019, 0.69% and 0.84% for the period ended October 31, 2018 and Class R6 are 0.62% and 0.70% for the six months ended April 30, 2019, 0.64% and 0.74% for the period ended October 31, 2018, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (f)(g)		Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)(h)	Portfolio turnover rate (including securities sold short) (d)(h)

$18.57	6.40%	$396,494	1.06	%(i)	1.89%	1.27	%(i)	46%	61%
17.71	(1.81)	344,414	1.06	(i)	1.67	1.28	(i)	108	131
18.63	15.88	305,300	1.04	(i)	1.96	1.29	(i)	83	95
16.38	1.50	289,961	1.02		2.12	1.32		64	—
16.47	1.38	211,120	1.02		1.40	1.43		44	—
17.15	7.58	28,114	1.03		1.56	1.74		87	—

18.30	6.15	532,790	1.55	(i)	1.39	1.76	(i)	46	61
17.47	(2.32)	511,863	1.56	(i)	1.18	1.78	(i)	108	131
18.39	15.29	406,887	1.54	(i)	1.45	1.79	(i)	83	95
16.20	1.03	357,682	1.52		1.63	1.82		64	—
16.30	0.84	198,888	1.51		0.90	1.92		44	—
17.04	7.07	14,308	1.53		0.97	2.22		87	—

18.66	6.55	2,110,126	0.81	(i)	2.14	1.01	(i)	46	61
17.79	(1.58)	1,855,964	0.82	(i)	1.95	1.03	(i)	108	131
18.71	16.12	1,611,736	0.79	(i)	2.14	1.02	(i)	83	95
16.45	1.79	782,381	0.77		2.39	1.04		64	—
16.53	1.62	364,206	0.77		1.61	1.19		44	—
17.19	7.88	44,964	0.78		1.79	1.55		87	—

18.48	6.19	5,383	1.42	(i)	1.53	1.57	(i)	46	61
17.64	(2.09)	3,658	1.39	(i)	1.35	1.56	(i)	108	131
18.57	15.50	2,441	1.29	(i)	1.58	1.62	(i)	83	95
16.36	1.30	758	1.27		1.93	1.75		64	—
16.44	1.14	203	1.27		1.17	1.77		44	—
17.13	7.29	62	1.28		1.31	2.07		87	—

18.66	6.37	20	1.18	(i)	1.76	1.26	(i)	46	61
17.79	(4.61)	19	1.23	(i)	1.08	1.38	(i)	108	131

18.56	6.44	433	0.92	(i)	2.62	1.01	(i)	46	61
17.71	(4.58)	19	0.98	(i)	1.33	1.13	(i)	108	131

18.67	6.57	20	0.75	(i)	2.19	0.84	(i)	46	61
17.80	(4.56)	19	0.73	(i)	1.58	0.88	(i)	108	131

18.66	6.62	491,926	0.65	(i)	2.25	0.73	(i)	46	61
17.79	(1.58)	841,967	0.68	(i)	2.02	0.78	(i)	108	131

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Income Builder Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$10.13	$0.20	(e)	$0.40	$0.60	$(0.21)	$—	$—	$(0.21)
Year Ended October 31, 2018	10.62	0.42	(e)	(0.48)	(0.06)	(0.43)	—	—	(0.43)
Year Ended October 31, 2017	9.95	0.41	(e)	0.67	1.08	(0.41)	—	—	(0.41)
Year Ended October 31, 2016	9.96	0.42	(e)	(0.01)	0.41	(0.42)	—	—	(0.42)
Year Ended October 31, 2015	10.41	0.41	(e)	(0.41)	— (f)	(0.41)	(0.02)	(0.02)	(0.45)
Year Ended October 31, 2014	10.32	0.47		0.09	0.56	(0.47)	—	—	(0.47)

Class C
Six Months Ended April 30, 2019 (Unaudited)	10.10	0.18	(e)	0.39	0.57	(0.18)	—	—	(0.18)
Year Ended October 31, 2018	10.59	0.37	(e)	(0.49)	(0.12)	(0.37)	—	—	(0.37)
Year Ended October 31, 2017	9.92	0.36	(e)	0.67	1.03	(0.36)	—	—	(0.36)
Year Ended October 31, 2016	9.93	0.37	(e)	(0.01)	0.36	(0.37)	—	—	(0.37)
Year Ended October 31, 2015	10.38	0.35	(e)	(0.40)	(0.05)	(0.36)	(0.02)	(0.02)	(0.40)
Year Ended October 31, 2014	10.29	0.42		0.10	0.52	(0.43)	—	—	(0.43)

Class I
Six Months Ended April 30, 2019 (Unaudited)	10.14	0.21	(e)	0.40	0.61	(0.21)	—	—	(0.21)
Year Ended October 31, 2018	10.63	0.44	(e)	(0.49)	(0.05)	(0.44)	—	—	(0.44)
Year Ended October 31, 2017	9.96	0.43	(e)	0.67	1.10	(0.43)	—	—	(0.43)
Year Ended October 31, 2016	9.97	0.43	(e)	(0.01)	0.42	(0.43)	—	—	(0.43)
Year Ended October 31, 2015	10.42	0.42	(e)	(0.40)	0.02	(0.43)	(0.02)	(0.02)	(0.47)
Year Ended October 31, 2014	10.33	0.49		0.09	0.58	(0.49)	—	—	(0.49)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	10.14	0.22	(e)	0.40	0.62	(0.22)	—	—	(0.22)
November 1, 2017 (g) through October 31, 2018	10.64	0.46	(e)	(0.51)	(0.05)	(0.45)	—	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.52	5.97%	$3,022,721	0.74%	3.96%	1.06%	21%
10.13	(0.67)	3,386,949	0.75	4.02	1.07	59
10.62	11.11	3,731,312	0.75	4.02	1.08	52
9.95	4.23	3,991,877	0.75	4.25	1.10	52
9.96	(0.03)	4,262,148	0.75	3.97	1.11	48
10.41	5.54	4,024,646	0.74	4.60	1.12	41

10.49	5.72	4,054,309	1.24	3.47	1.56	21
10.10	(1.17)	4,114,927	1.25	3.52	1.57	59
10.59	10.58	4,609,784	1.25	3.53	1.59	52
9.92	3.70	4,968,359	1.25	3.76	1.61	52
9.93	(0.53)	5,120,797	1.25	3.47	1.63	48
10.38	5.06	4,676,332	1.24	4.08	1.62	41

10.54	6.14	5,339,053	0.59	4.14	0.81	21
10.14	(0.52)	4,445,260	0.60	4.17	0.81	59
10.63	11.26	4,448,619	0.60	4.15	0.83	52
9.96	4.36	3,198,358	0.60	4.39	0.86	52
9.97	0.12	3,138,405	0.60	4.12	0.87	48
10.42	5.70	2,852,404	0.59	4.68	0.87	41

10.54	6.19	293,900	0.50	4.25	0.56	21
10.14	(0.51)	212,657	0.50	4.37	0.57	59

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3(1), Class R4(1), Class R5(1), Class R6(2) and Class T(3)	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I, Class R6(2) and Class T(3)	Diversified

(1)	Class R3, Class R4 and Class R5 Shares commenced operations on October 1, 2018.
(2)	Class R6 Shares commenced operations on November 1, 2017.
(3)	Class T Shares had no assets from the close of business on June 5, 2018 and are not offered to the public.

The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.

The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a

140	J.P. MORGAN FUNDS	APRIL 30, 2019

market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at April 30, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$29,580	$—	$29,580
Belgium	—	9,920	—	9,920
China	19,379	40,480	—	59,859
Denmark	—	13,608	—	13,608
Finland	—	13,675	—	13,675
France	9,225	96,350	—	105,575
Germany	10,941	69,712	—	80,653
Hong Kong	—	38,901	—	38,901
India	33,517	1,447	—	34,964
Indonesia	—	12,106	—	12,106
Ireland	3,017	935	—	3,952
Italy	—	20,194	—	20,194
Japan	—	132,639	—	132,639
Luxembourg	—	2,372	—	2,372
Macau	—	3,115	—	3,115
Malaysia	—	1,390	—	1,390
Netherlands	—	46,086	—	46,086
Norway	—	2,215	—	2,215
Russia	1,075	3,683	—	4,758
Singapore	—	5,522	—	5,522
South Africa	2,925	11,289	—	14,214
South Korea	—	8,566	—	8,566

APRIL 30, 2019	J.P. MORGAN FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Spain	$—	$29,198	$—	$29,198
Sweden	—	13,632	—	13,632
Switzerland	2,708	95,522	—	98,230
Taiwan	16,103	6,679	—	22,782
Thailand	—	3,488	—	3,488
United Kingdom	—	115,040	—	115,040
United States	884,740	6,690	232	891,662
Other Common Stocks	56,718	—	—	56,718

Total Common Stocks	1,040,348	834,034	232	1,874,614

Preferred Stocks
United States	16	—	314	330
Debt Securities
Asset-Backed Securities
Cayman Islands	—	1,136	8,069	9,205
United States	—	101,129	57,960	159,089

Total Asset-Backed Securities	—	102,265	66,029	168,294

Collateralized Mortgage Obligations
Bermuda	—	—	3,114	3,114
United States	—	83,919	4,503	88,422

Total Collateralized Mortgage Obligations	—	83,919	7,617	91,536

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	2,002	2,002
United States	—	63,735	53,628	117,363

Total Commercial Mortgage-Backed Securities	—	63,735	55,630	119,365

Convertible Bonds	—	528	—	528
Corporate Bonds
United States	—	252,669	4	252,673
Other Corporate Bonds	—	109,716	—	109,716

Total Corporate Bonds	—	362,385	4	362,389

Loan Assignments
United States	—	135,196	219	135,415
Other Loan Assignments	—	2,470	—	2,470

Total Loan Assignments	—	137,666	219	137,885

Foreign Government Securities	—	275,468	—	275,468
Supranational	—	6,716	—	6,716
U.S. Treasury Obligations	—	51,721	—	51,721
Options Purchased	3,955	—	—	3,955
Rights	—	—	14	14
Warrants	—	3	—	3
Short-Term Investments
Certificates of Deposit	—	1,929	—	1,929
Commercial Paper	—	6,371	—	6,371
Foreign Government Treasury Bills	—	83,981	—	83,981
Investment Companies	290,883	—	—	290,883

Total Short-Term Investments	290,883	92,281	—	383,164

Total Investments in Securities	$1,335,202	$2,010,721	$130,059	$3,475,982

Liabilities
Common Stocks	$(32,425)	$—	$—	$(32,425)
Exchange Traded Funds	(2,295)	—	—	(2,295)

Total Liabilities in Securities Sold Short	$(34,720)	$—	$—	$(34,720)

142	J.P. MORGAN FUNDS	APRIL 30, 2019

Global Allocation Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$9,563	$—	$9,563
Futures Contracts	25,281	603	—	25,884
Swaps	—	24	—	24

Total Appreciation in Other Financial Instruments	$25,281	$10,190	$—	$35,471

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,401)	$—	$(2,401)
Futures Contracts	(6,630)	(14,042)	—	(20,672)
Swaps	—	(1,220)	—	(1,220)

Total Depreciation in Other Financial Instruments	$(6,630)	$(17,663)	$—	$(24,293)

Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$87,675	$—	$87,675
Belgium	20,156	8,304	—	28,460
Cayman Islands	—	—	32	32
China	—	177,500	—	177,500
Colombia	515	2,138	—	2,653
Czech Republic	—	11,655	—	11,655
Denmark	—	14,857	—	14,857
Finland	2,053	24,037	—	26,090
France	55,872	232,022	—	287,894
Germany	—	140,073	—	140,073
Hong Kong	20,997	54,067	—	75,064
Hungary	—	16,881	—	16,881
India	9,732	23,592	—	33,324
Indonesia	—	12,737	—	12,737
Ireland	—	4,379	—	4,379
Italy	—	40,323	—	40,323
Japan	—	121,305	—	121,305
Macau	—	11,286	—	11,286
Netherlands	5,724	42,956	—	48,680
New Zealand	—	—	1,489	1,489
Norway	—	35,768	—	35,768
Portugal	—	3,926	—	3,926
Russia	20,208	27,611	—	47,819
Singapore	—	28,471	—	28,471
South Africa	5,544	37,295	—	42,839
South Korea	13,380	33,097	—	46,477
Spain	—	80,579	—	80,579
Sweden	890	35,132	—	36,022
Switzerland	—	204,639	—	204,639
Taiwan	76,774	63,019	—	139,793
Thailand	2,979	21,480	—	24,459
Turkey	—	3,529	—	3,529
United Arab Emirates	1,606	7,035	—	8,641
United Kingdom	14,287	242,407	—	256,694
United States	2,104,234	15,364	2,965	2,122,563
Other Common Stocks	151,867	—	—	151,867

Total Common Stocks	2,506,818	1,865,139	4,486	4,376,443

APRIL 30, 2019	J.P. MORGAN FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Income Builder Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Convertible Preferred Stocks
China	$2,825	$—	$—		$2,825
United States	61,444	3,141	—		64,585

Total Convertible Preferred Stocks	64,269	3,141	—		67,410

Preferred Stocks
United States	100,788	—	4,011		104,799
Exchange Traded Funds	14,032	—	—		14,032
Debt Securities
Asset-Backed Securities
Cayman Islands	—	3,605	9,948		13,553
United States	—	326,553	360,597		687,150
Other Asset-Backed Securities	—	2,789	—		2,789

Total Asset-Backed Securities	—	332,947	370,545		703,492

Collateralized Mortgage Obligations
Bermuda	—	2,794	3,866		6,660
United States	—	654,847	22,395		677,242

Total Collateralized Mortgage Obligations	—	657,641	26,261		683,902

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	4,947		4,947
United States	—	173,870	104,742		278,612

Total Commercial Mortgage-Backed Securities	—	173,870	109,689		283,559

Convertible Bonds	—	191,811	—		191,811
Corporate Bonds
United States	—	3,469,850	11		3,469,861
Other Corporate Bonds	—	906,721	—		906,721

Total Corporate Bonds	—	4,376,571	11		4,376,582

Loan Assignments
United States	—	625,582	1,592		627,174
Other Loan Assignments	—	18,622	—		18,622

Total Loan Assignments	—	644,204	1,592		645,796

Foreign Government Securities	—	260,460	—		260,460
Mortgage-Backed Securities	—	516,700	—		516,700
U.S. Treasury Obligations	—	79,725	—		79,725
Supranational	—	1,000	—		1,000
Rights	—	—	384		384
Warrants	—	—	—	(a)	—	(a)
Short-Term Investments
Certificates of Deposit	—	2,002	—		2,002
Commercial Paper	—	17,368	—		17,368
Investment Companies	374,064	—	—		374,064

Total Short-Term Investments	374,064	19,370	—		393,434

Total Investments in Securities	$3,059,971	$9,122,579	$516,979		$12,699,529

Appreciation in Other Financial Instruments
Futures Contracts	$20,774	$348	$—		$21,122

Depreciation in Other Financial Instruments
Futures Contracts	$(6,300)	$(27,760)	$—		$(34,060)

(a)	Value is zero.

144	J.P. MORGAN FUNDS	APRIL 30, 2019

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Global Allocation Fund	Balance as of October 31, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019
Investments in Securities
Asset-Backed Securities — Cayman Islands	$490	$—	$(78)	$—	$2,877	$—	$4,780	$—	$8,069
Asset-Backed Securities — United States	56,852	35	111	41	11,455	(17,268)	6,734	—	57,960
Collateralized Mortgage Obligations — Bermuda	—	—	10	—	—	—	3,104	—	3,114
Collateralized Mortgage Obligations — United States	1,269	—	44	3	3,292	(105)	—	—	4,503
Commercial Mortgage-Backed Securities — Cayman Islands	2,001	—	1	—	—	—	—	—	2,002
Commercial Mortgage-Backed Securities — United States	19,382	49	1,092	11	29,434	(3,434)	9,104	(2,010)	53,628
Common Stocks — Canada	313	—	(113)	—	—	(200)	—	—	—
Common Stocks — United States	14	—	(58)	—	296	(20)	—	—	232
Convertible Bonds — United States	69	—	(70)	1	—	—	—	—	—
Corporate Bonds — United States	1,516	(137)	753	4	19	(2,151)	—	—	4
Foreign Government Securities	754	(125)	96	22	—	(747)	—	—	—
Loan Assignments — United States	212	—	7	—	153	(153)	—	—	219
Preferred Stocks — United States	298	—	16	—	119	(119)	—	—	314
Rights — United States	16	—	(2)	—	—	—	—	—	14

Total	$83,186	$(178)	$1,809	$82	$47,645	$(24,197)	$23,722	$(2,010)	$130,059

Income Builder Fund	Balance as of October 31, 2018		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2019
Investments in Securities
Asset-Backed Securities — Cayman Islands	$1,675		$—	$(102)	$—	$3,847	$—	$4,528	$—	$9,948
Asset-Backed Securities — United States	412,897		150	(937)	615	40,233	(108,255)	21,669	(5,775)	360,597
Collateralized Mortgage Obligations — Bermuda	—		—	12	—	1,000	—	2,854	—	3,866
Collateralized Mortgage Obligations — United States	2,700		—	237	13	21,231	(275)	—	(1,511)	22,395
Commercial Mortgage- Backed Securities — Cayman Islands	4,945		—	2	—	—	—	—	—	4,947
Commercial Mortgage-Backed Securities — United States	53,699		(8,074)	7,574	20	49,163	(7,514)	9,874	—	104,742
Common Stocks — Canada	3,149		—	(1,138)	—	—	(2,011)	—	—	—
Common Stocks — Cayman Islands	87		—	(55)	—	—	—	—	—	32
Common Stocks — New Zealand	1,262		—	227	—	—	—	—	—	1,489
Common Stocks — United States	3,631		—	(3,418)	—	3,541	(789)	—	—	2,965
Convertible Bonds — United States	219		—	—	—	—	—	—	(219)	—
Corporate Bonds — United Arab Emirates	695		—	—	—	—	31	—	(726)	—
Corporate Bonds — United States	11,235		(9,099)	8,040	4	—	(5,926)	—	(4,243)	11
Loan Assignments — United States	1,543		(595)	641	—	3	—	—	—	1,592
Preferred Stocks — United States	3,800		—	212	—	217	(218)	—	—	4,011
Rights — United States	377		—	7	—	—	—	—	—	384
Warrants — United States	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$501,914		$(17,618)	$11,302	$652	$119,235	$(124,957)	$38,925	$(12,474)	$516,979

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

APRIL 30, 2019	J.P. MORGAN FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2019, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$1,133
Income Builder Fund	(179)

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended April 30, 2019 for Global Allocation Fund.

There were no significant transfers between level 2 and level 3 during the six months ended April 30, 2019 for Income Builder Fund.

Global Allocation Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$57,351		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (13.30%)
				Constant Default Rate	0.00% - 5.53% (1.58%)
				Yield (Discount Rate of Cash Flows)	3.00% - 11.40% (4.11%)

Asset-Backed Securities	57,351

	53,628		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (1.63%)
				Constant Default Rate	0.00% - 5.00% (0.08%)
				Yield (Discount Rate of Cash Flows)	3.43% - 42.42% (5.14%)

Commercial Mortgage-Backed Securities	53,628

	7,617		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 21.43% (8.60%)
				Constant Default Rate	0.00% - 2.95% (0.29%)
				Yield (Discount Rate of Cash Flows)	4.19% - 6.02% (4.84%)

Collateralized Mortgage Obligations	7,617

	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Market Comparable Companies	Liquidity Discount	30.00% (30.00%)

Common Stocks	—

	—	(d)	Pending Distribution	Discount for Potential Outcome (e)	99.99% (99.99%)

Corporate Bonds	—	(d)

	19		Pending Distribution	Expected Recovery	100.00% (100.00%)

Loan Assignments	19

	—	(d)	Pending Distribution	Discount for Potential Outcome (e)	100.00% (100.00%)

Rights	—	(d)

Total	$118,615

#

The table above does not include level 3 investments that are valued by brokers and pricing services. At April 30, 2019, the value of these investments was approximately $11,444,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Amount rounds to less than one thousand.
(e)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs

146	J.P. MORGAN FUNDS	APRIL 30, 2019

may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Common Stocks	—

	1		Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)

Preferred Stocks	1

	1		Pending Distribution	Discount for Potential Outcome (d)	99.99% - 100.00% (99.99%)

Corporate Bonds	1

	360,597		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (10.87%)
				Constant Default Rate	0.00% - 12.30% (2.23%)
				Yield (Discount Rate of Cash Flows)	2.11% - 16.80% (3.91%)

Asset-Backed Securities	360,597

	26,261		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 25.00% (12.80%)
				Constant Default Rate	0.00% - 4.70% (0.41%)
				Yield (Discount Rate of Cash Flows)	3.47% - 15.89% (4.60%)

Collateralized Mortgage Obligations	26,261

	97,231		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.85%)
				Constant Default Rate	0.00% - 5.00% (0.04%)
				Yield (Discount Rate of Cash Flows)	(51.72%) - 42.42% (4.01%)

Commercial Mortgage-Backed Securities	97,231

	—	(e)	Terms of Exchange Offer	Expected Recovery	0.00% (0.00%)

Warrants	—	(e)

	180		Pending Distribution	Expected Recovery	100.00% (100.00%)

Loan Assignments	180

Total	$484,271

#

The table above does not include level 3 investments that are valued by brokers and pricing services. At April 30, 2019, the value of these investments was approximately $32,708,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Senior-ranking securities in the issuing entity capital structure result in this security being valued at zero.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(e)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, yield and default rate may decrease (increase) the fair value measurement. A significant change in the constant prepayment rate may decrease or increase the fair value measurement.

APRIL 30, 2019	J.P. MORGAN FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of April 30, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

The Funds had delayed delivery securities outstanding as of April 30, 2019, which are shown as a Receivable for Investment securities sold – delayed delivery securities and Payable for Investment securities purchased – delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at April 30, 2019 are detailed on the SOIs.

D. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Unfunded Commitments — The Funds have entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.

At April 30, 2019, the Funds did not have any outstanding unfunded loan commitments.

F. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retains loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

148	J.P. MORGAN FUNDS	APRIL 30, 2019

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the six months ended April 30, 2019.

G. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by JPMIM or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
Global Allocation Fund
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (a)(b)	$—	$480,894	$190,011	$—	(c)	$—	(c)	$290,883	290,795	$477	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	183,639	681,011	864,650	—		—		—	—	1,519	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	57,217	189,408	246,625	—		—		—	—	370	—

Total	$240,856	$1,351,313	$1,301,286	$—	(c)	$—	(c)	$290,883		$2,366	$—

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
Income Builder Fund
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (a)(b)	$—	$842,934	$468,870	$(1)	$1	$374,064	373,952	$778	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	1,171,854	912,988	2,084,842	—	—	—	—	3,526	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	12,630	294,530	307,160	— (c)	—	—	—	756	—	(c)

Total	$1,184,484	$2,050,452	$2,860,872	$(1)	$1	$374,064		$5,060	$—	(c)

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2019.
(c)	Amount rounds to less than one thousand.

APRIL 30, 2019	J.P. MORGAN FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

H. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes H(1) — H(4) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to

150	J.P. MORGAN FUNDS	APRIL 30, 2019

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate risk, foreign exchange risk and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Global Allocation Fund engaged in various swap transactions, including interest rate swaps, credit default swaps and total return basket swaps, to manage interest rate (e.g., duration, yield curve), credit risks and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Global Allocation Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

APRIL 30, 2019	J.P. MORGAN FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

Global Allocation Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

Total Return Basket Swaps

Global Allocation Fund entered into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within the swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statements of Assets and Liabilities and as Net realized gain (loss) on transactions from swap on the Statements of Operations.

Swaps involve additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swap consists of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in the total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statements of Assets and Liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of the swap is reflected on the Statements of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the Statements of Operations.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swaps.

152	J.P. MORGAN FUNDS	APRIL 30, 2019

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Centrally Cleared Swaps	OTC Swaps	Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Credit contracts	Receivables	$—	$77	$—	$—	$—	$77
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—	—	3,955	22,844	—	26,799
Foreign exchange contracts	Receivables	—	—	—	—	9,563	9,563
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	21	—	—	3,040	—	3,061

Total		$21	$77	$3,955	$25,884	$9,563	$39,500

Gross Liabilities:
Credit contracts	Payables	$(13)	$(308)	$—	$—	$—	$(321)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	—	(739)	—	(18,478)	—	(19,217)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	—	—	(1,919)	(2,401)	(4,320)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	—	—	(275)	—	(275)

Total		$(13)	$(1,047)	$—	$(20,672)	$(2,401)	$(24,133)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Income Builder Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$348
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	6,478
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	14,296

Total		$21,122

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(34,060)

Total		$(34,060)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

APRIL 30, 2019	J.P. MORGAN FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2019, by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(90)	$(90)
Equity contracts	4,988	(18,879)	—	1,600	(12,291)
Foreign exchange contracts	(118)	(6,943)	16,001	—	8,940
Interest rate contracts	—	1,258	—	(49)	1,209

Total	$4,870	$(24,564)	$16,001	$1,461	$(2,232)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(291)	$(291)
Equity contracts	6,459	1,938	—	(506)	7,891
Foreign exchange contracts	62	2,363	(6,511)	—	(4,086)
Interest rate contracts	—	8,559	—	22	8,581

Total	$6,521	$12,860	$(6,511)	$(775)	$12,095

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(74,729)
Foreign exchange contracts	(3,195)
Interest rate contracts	1,966

Total	$(75,958)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of the Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(21,275)
Foreign exchange contracts	44,844
Interest rate contracts	14,296

Total	$37,865

154	J.P. MORGAN FUNDS	APRIL 30, 2019

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2019. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):

	Global Allocation Fund		Income Builder Fund
Futures Contracts — Equity:
Average Notional Balance Long	$285,311		$139,327
Average Notional Balance Short	540,418		455,148
Ending Notional Balance Long	503,661		6,280
Ending Notional Balance Short	386,282		591,073

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	306,016		—
Average Notional Balance Short	61,953	(a)	279,502
Ending Notional Balance Long	297,975		—
Ending Notional Balance Short	—		272,593

Futures Contracts — Interest Rate:
Average Notional Balance Long	372,483		1,857,273
Average Notional Balance Short	59,993		—
Ending Notional Balance Long	590,752		2,116,598
Ending Notional Balance Short	39,439		—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	254,169		—
Average Settlement Value Sold	724,374		—
Ending Settlement Value Purchased	205,335		—
Ending Settlement Value Sold	663,197		—

Exchange-Traded Options:
Average Number of Contracts Purchased	65,586		—
Ending Number of Contracts Purchased	38,599		—

Swaptions & OTC Options:
Average Notional Balance Purchased	11,573	(b)	—

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed rate	2,576		—
Average Notional Balance — Receives Fixed rate	3,241		—
Ending Notional Balance — Pays Fixed Rate	5,712		—
Ending Notional Balance — Receives Fixed Rate	2,302		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	14,313		—
Average Notional Balance — Sell Protection	354	(c)	—
Ending Notional Balance — Buy Protection	15,742		—
Ending Notional Balance — Sell Protection	354		—

Total Return Basket Swaps:
Average Notional Balance Long	37,890		—
Ending Notional Balance Long	38,088		—

(a)	For the period November 1, 2018 through January 31, 2019.
(b)	For the period November 1, 2018 through February 28, 2019.
(c)	For the period April 1, 2019 through April 30, 2019.

APRIL 30, 2019	J.P. MORGAN FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G.). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

Global Allocation Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2019 are as follows (amounts in thousands):

Fund Counterparty		Value of swap contracts	Collateral amount
Bank of America, NA	Collateral Posted	$(739)	$530
Goldman Sachs International	Collateral Received	(154)	(270)

The Funds’ derivatives contracts held at April 30, 2019 are not accounted for as hedging instruments under GAAP.

I. Short Sales — Global Allocation Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of April 30, 2019, the Fund had outstanding short sales as listed on the SOI.

J. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Security gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend. The Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

156	J.P. MORGAN FUNDS	APRIL 30, 2019

L. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended April 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Global Allocation Fund
Transfer agency fees	$14	$14	$18	$1	$—	(a)	$—	(a)	$—	(a)	$2	$49
Income Builder Fund
Transfer agency fees	58	71	29	n/a	n/a		n/a		n/a		1	159

(a)	Amount rounds to less than one thousand.

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for Income Builder Fund and quarterly for Global Allocation Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.60%
Income Builder Fund	0.45

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2019, the effective annualized rate for Global Allocation Fund and Income Builder Fund was 0.08% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

APRIL 30, 2019	J.P. MORGAN FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2, Class R3 and Class T Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$39	$1
Income Builder Fund	258	—	(a)

(a) Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Global Allocation Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52

The expense limitation agreements were in effect for the six months ended April 30, 2019 and are in place until at least February 29, 2020.

158	J.P. MORGAN FUNDS	APRIL 30, 2019

For the six months ended April 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$729	$486	$1,733	$2,948	$2
Income Builder Fund	1,804	1,201	12,686	15,691	349

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2019 were as follows (amounts in thousands):

Global Allocation Fund	$160
Income Builder Fund	391

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Global Allocation Fund	$1,330,766	$1,557,374	$34,127	$23,282	$454,963	$465,424
Income Builder Fund	3,104,329	2,362,084	76,142	23,860	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund*	$3,151,437	$384,807	$83,570	$301,237
Income Builder Fund	11,919,665	981,570	214,644	766,926

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

APRIL 30, 2019	J.P. MORGAN FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

As of October 31, 2018, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Allocation Fund	$37,636	$—
Income Builder Fund	27,807	—

During the year ended October 31, 2018, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Income Builder Fund	$294,582	$7,521

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	—	2	26.2%
Income Builder Fund	1	15.5%	2	24.0

160	J.P. MORGAN FUNDS	APRIL 30, 2019

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Funds’ net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

APRIL 30, 2019	J.P. MORGAN FUNDS	161

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2018, and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$1,064.00	$5.42	1.06%
Hypothetical	1,000.00	1,019.54	5.31	1.06
Class C
Actual	1,000.00	1,061.50	7.92	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class I
Actual	1,000.00	1,065.50	4.15	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	1,061.90	7.26	1.42
Hypothetical	1,000.00	1,017.75	7.10	1.42
Class R3
Actual	1,000.00	1,063.70	6.04	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R4
Actual	1,000.00	1,064.40	4.71	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R5
Actual	1,000.00	1,065.70	3.84	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	1,066.20	3.33	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

162	J.P. MORGAN FUNDS	APRIL 30, 2019

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$1,059.70	$3.78	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,057.20	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class I
Actual	1,000.00	1,061.40	3.02	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,061.90	2.56	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2019	J.P. MORGAN FUNDS	163

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. April 2019	SAN-IB-GAL-419

Semi-Annual Report

J.P. Morgan Funds

April 30, 2019 (Unaudited)

JPMorgan Emerging Markets Strategic Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 18, 2019 (Unaudited)

Dear Shareholders,

Global economic growth slowed in late 2018 and early 2019 amid trade tensions, political uncertainty in parts of Europe and the inherent challenges of a late-cycle economic expansion. While financial markets slumped in late 2018, equity and bond prices rebounded and broadly provided positive returns for the six months ended April 30, 2019.

“While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.” — George C.W. Gatch

Leading central banks reacted to flagging economic growth by adopting more accommodative policies, which helped to generally control global interest rates and bolstered global financial markets.

In the U.S., gross domestic product (GDP) rose by a better-than-expected rate of 3.1% in the first quarter of 2019 amid a temporary boost from an inventory buildup and net exports. Corporate profit growth slowed from record levels in 2018, but overall remained stronger than expected for the first quarter of 2019. Unemployment remained near 50-year lows and inflation held below 2% throughout the six month reporting period. Notably, a 35-day partial shutdown of the U.S. government that ended in late January 2019 added to investor uncertainty but appeared to have limited immediate impact on the U.S. economy.

Elsewhere, slowing growth in China and global trade tensions appeared to curb manufacturing growth in Europe, Taiwan, South Korea and other economies heavily dependent on manufacturing for export. Though Chinese authorities enacted a package of tax cuts, infrastructure spending and credit expansion to bolster growth in early 2019, trade negotiations between the U.S. and China failed to fully address reciprocal tariffs.

In the European Union (EU), consumer and business sentiment weakened during the reporting period and auto manufacturing, particularly in Germany, declined. The inability of the U.K. government to agree on the final terms of Britain’s planned exit from the EU further added to investor uncertainty. First quarter 2019 GDP in the 19-nation euro area rose by 1.2%. However, euro area unemployment continued to decline during the reporting period and by the end of April 2019 had fallen to 7.6%, its lowest level since August 2008.

Emerging markets generally benefitted from lower interest rates, a decline in the relative value of the U.S. dollar and China’s efforts to bolster economic growth in 2019. Overall, emerging markets equity and bonds broadly outperformed financial markets in developed markets during the reporting period. The MSCI Emerging Markets Index returned 13.9% and the Bloomberg Barclays Emerging Markets Aggregate Index returned 7.13% for the six months ended April 30, 2019.

Subsequent to the end of the reporting period, the Organization for Economic Cooperation and Development (OECD) reduced its estimate for 2019 global GDP growth to 3.2% and its estimate for GDP growth in the world’s 20 largest economies to 3.4%. “The global economy was expanding in sync less than two years ago, but challenges to existing trade relationships and the multilateral rules-based trade system have now derailed global growth by raising uncertainty that is depressing investment and trade,” the OECD said in its May 2019 economic outlook.

While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.

Investors who remain fully invested in a diversified portfolio can, we believe, continue to benefit over time from market opportunities in a growing global economy. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2019	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	5.46%
J.P. Morgan Emerging Markets Bond Index Global Diversified	8.20%
Emerging Markets Strategic Debt Composite Benchmark	7.28%

Net Assets as of 4/30/2019 (In Thousands)	$831,731
Duration as of 4/30/2019	7.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares had a positive absolute performance and underperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”) for the six months ended April 30, 2019.

Relative to the Index, the Fund’s underweight allocation to emerging markets sovereign bonds was a leading detractor from performance amid a broad and rapid rebound in sovereign debt markets at the start of 2019. The Fund’s overweight allocation to local currency-denominated bonds and emerging markets corporate bonds contributed to relative performance.

The Fund’s overweight positions in Indonesia and South Africa detracted from relative performance. In Indonesia, investor uncertainty surrounding the April 17th national elections clouded the macro-economic picture. In South Africa, investor uncertainty ahead of a key credit rating review in early April and signs of slowing economic growth weighed down bond prices. The Fund’s underweight positions in the Philippines, Mexico and China also detracted from relative performance, as these countries led the early 2019 rebound in external sovereign debt markets.

The Fund’s overweight positions in Argentina and Paraguay were leading contributors to relative performance. In Argentina, investor optimism over the country’s fiscal picture and a strong funding program through the International Monetary Fund lifted asset prices. Recent economic growth in Paraguay outperformed most other nations in Latin America, which supported bond prices.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return. At the end of the reporting period, the Fund was overweight in the currencies of Colombia, Indonesia and Chile, while the Fund’s largest underweight positions were in the currencies of Poland, Turkey and India. In terms of sovereign debt, the Fund was overweight in Nigeria, Colombia and Lebanon and was underweight in the Philippines, Poland and China.

2	J.P. MORGAN FUNDS	APRIL 30, 2019

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	72.4%
Corporate Bonds	24.0
Supranational	0.6
Investment of cash collateral from securities loaned	0.2
Short-Term Investments	2.8

PORTFOLIO COMPOSITION BY COUNTRY***
Indonesia	4.4%
Mexico	4.1
Colombia	4.0
Brazil	3.4
Lebanon	3.3
Nigeria	3.2
Panama	3.1
South Africa	3.1
Turkey	2.9
Ecuador	2.9
Peru	2.7
Dominican Republic	2.7
Saudi Arabia	2.6
Kazakhstan	2.4
Russia	2.4
China	2.3
Sri Lanka	2.2
Oman	2.1
Argentina	2.1
Croatia	2.0
Qatar	2.0
Uruguay	2.0
Paraguay	1.9
El Salvador	1.9
Costa Rica	1.8
Ukraine	1.7
Angola	1.5
Chile	1.5
Hungary	1.5
Bahrain	1.4
Serbia	1.4
United Arab Emirates	1.3
Azerbaijan	1.3
Egypt	1.2
Ivory Coast	1.0
Philippines	1.0
Ghana	1.0
Others (each less than 1.0%)	13.9
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Strategic Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
With Sales Charge**		1.26%	(1.91)%	(2.70)%	(2.43)%
Without Sales Charge		5.25	1.89	(1.96)	(1.88)
CLASS C SHARES	June 29, 2012
With CDSC***		3.99	0.49	(2.46)	(2.37)
Without CDSC		4.99	1.49	(2.46)	(2.37)
CLASS I SHARES	June 29, 2012	5.46	2.21	(1.73)	(1.63)
CLASS R2 SHARES	June 29, 2012	5.16	1.78	(2.21)	(2.11)
CLASS R5 SHARES	June 29, 2012	5.62	2.46	(1.52)	(1.43)
CLASS R6 SHARES	June 29, 2012	5.53	2.55	(1.49)	(1.38)

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111. Effective September 30, 2016, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Emerging Markets Strategic Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, Emerging Markets Strategic Debt Composite Benchmark and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Emerging Markets Strategic Debt Composite Benchmark does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of fund expenses, including sales charges if applicable. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan Emerging Markets Bond Index (EMBI)

Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds and Eurobonds. The diversified index limits the exposure of some of the larger countries. The Emerging Markets Strategic Debt Composite Benchmark is comprised of unmanaged indices that include an equally weighted average of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2019

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — 71.3%

Albania — 0.4%

Republic of Albania 3.50%, 10/9/2025 (a)	EUR	2,728	3,246

Angola — 1.5%

Republic of Angola

7.00%, 8/17/2019 (b)		1,663	1,667

9.50%, 11/12/2025 (b)		2,400	2,694

8.25%, 5/9/2028 (b)		3,770	3,944

9.38%, 5/8/2048 (b)		4,100	4,400

			12,705

Argentina — 1.9%

Provincia de Buenos Aires 5.75%, 6/15/2019 (b)		4,000	3,960

Republic of Argentina

6.88%, 4/22/2021		2,700	2,264

5.88%, 1/11/2028		1,200	831

6.63%, 7/6/2028		5,500	3,878

8.28%, 12/31/2033		1,839	1,362

7.13%, 7/6/2036		603	414

7.63%, 4/22/2046		3,398	2,366

6.88%, 1/11/2048		1,375	911

7.13%, 6/28/2117		182	121

			16,107

Azerbaijan — 0.7%

Republic of Azerbaijan

4.75%, 3/18/2024 (b)		3,249	3,354

3.50%, 9/1/2032 (b)		2,400	2,145

			5,499

Bahrain — 0.7%

Kingdom of Bahrain

7.00%, 10/12/2028 (b)		1,200	1,295

6.00%, 9/19/2044 (b)		1,400	1,309

7.50%, 9/20/2047 (b)		3,150	3,355

			5,959

Belarus — 0.1%

Republic of Belarus 6.88%, 2/28/2023 (b)		790	826

Benin — 0.2%

Benin Government International Bond 5.75%, 3/26/2026 (a)	EUR	1,870	2,071

Bermuda — 0.2%

Republic of Bermuda 4.85%, 2/6/2024 (b)		1,442	1,540

Bolivia, Plurinational State of — 0.2%

Plurinational State of Bolivia 4.50%, 3/20/2028 (b)		2,100	1,964

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Brazil — 2.1%

Federative Republic of Brazil

6.00%, 4/7/2026		2,900	3,190

4.63%, 1/13/2028		3,400	3,409

5.00%, 1/27/2045		5,617	5,123

6.00%, 8/15/2050	BRL	5,850	5,961

			17,683

Chile — 0.1%

Republic of Chile 3.86%, 6/21/2047		1,100	1,104

Colombia — 3.3%

Republic of Colombia

2.63%, 3/15/2023		1,600	1,567

4.00%, 2/26/2024		400	410

4.50%, 1/28/2026		1,100	1,159

3.88%, 4/25/2027		1,600	1,623

6.00%, 4/28/2028	COP	25,520,000	7,561

4.50%, 3/15/2029		528	557

7.75%, 9/18/2030	COP	8,500,000	2,802

7.38%, 9/18/2037		1,000	1,304

5.00%, 6/15/2045		6,871	7,160

5.20%, 5/15/2049		3,010	3,212

			27,355

Costa Rica — 1.7%

Instituto Costarricense de Electricidad

6.95%, 11/10/2021 (b)		600	597

6.38%, 5/15/2043 (b)		700	561

Republic of Costa Rica

4.25%, 1/26/2023 (b)		1,600	1,532

4.38%, 4/30/2025 (b)		2,823	2,631

5.63%, 4/30/2043 (b)		900	760

7.00%, 4/4/2044 (b)		6,957	6,677

7.16%, 3/12/2045 (b)		1,667	1,621

			14,379

Croatia — 2.0%

Republic of Croatia

6.38%, 3/24/2021 (b)		9,400	9,974

5.50%, 4/4/2023 (b)		2,931	3,177

6.00%, 1/26/2024 (b)		3,063	3,430

			16,581

Dominican Republic — 2.7%

Government of Dominican Republic

8.90%, 2/15/2023 (b)	DOP	19,350	375

5.88%, 4/18/2024 (b)		2,600	2,714

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Dominican Republic — continued

6.88%, 1/29/2026 (b)		5,500	6,064

5.95%, 1/25/2027 (b)		3,460	3,642

6.00%, 7/19/2028 (b)		755	796

7.45%, 4/30/2044 (b)		2,176	2,458

6.85%, 1/27/2045 (b)		5,785	6,181

			22,230

Ecuador — 2.3%

Republic of Ecuador

10.75%, 3/28/2022 (b)		1,500	1,681

7.95%, 6/20/2024 (b)		1,180	1,198

9.65%, 12/13/2026 (b)		1,200	1,278

9.63%, 6/2/2027 (b)		705	747

8.88%, 10/23/2027 (b)		2,400	2,439

7.88%, 1/23/2028 (b)		11,904	11,474

10.75%, 1/31/2029 (b)		600	669

			19,486

Egypt — 1.2%

Republic of Egypt

5.88%, 6/11/2025 (b)		900	879

4.75%, 4/16/2026 (b)	EUR	677	741

7.50%, 1/31/2027 (b)		4,100	4,208

8.50%, 1/31/2047 (b)		733	742

7.90%, 2/21/2048 (b)		3,530	3,402

			9,972

El Salvador — 1.8%

Republic of El Salvador

7.38%, 12/1/2019 (b)		5,278	5,331

7.75%, 1/24/2023 (b)		2,120	2,237

5.88%, 1/30/2025 (b)		1,120	1,091

6.38%, 1/18/2027 (b)		150	147

8.25%, 4/10/2032 (b)		1,258	1,357

7.65%, 6/15/2035 (b)		1,817	1,881

7.63%, 2/1/2041 (b)		3,070	3,143

			15,187

Ethiopia — 0.5%

Republic of Ethiopia 6.63%, 12/11/2024 (b)		4,137	4,242

Gabon — 0.9%

Republic of Gabonese

6.38%, 12/12/2024 (b)		4,980	4,799

6.95%, 6/16/2025 (b)		2,400	2,328

			7,127

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Georgia — 0.0% (c)

Republic of Georgia 6.88%, 4/12/2021 (b)	400	423

Ghana — 1.0%

Republic of Ghana

7.88%, 8/7/2023 (b)	2,300	2,407

7.63%, 5/16/2029 (b)	3,400	3,336

8.63%, 6/16/2049 (b)	2,300	2,202

		7,945

Honduras — 0.6%

Republic of Honduras

8.75%, 12/16/2020 (b)	278	297

7.50%, 3/15/2024 (b)	2,100	2,292

6.25%, 1/19/2027 (b)	2,300	2,417

		5,006

Hungary — 1.4%

Republic of Hungary

5.75%, 11/22/2023	3,624	4,019

5.38%, 3/25/2024	6,600	7,263

		11,282

Indonesia — 2.4%

Republic of Indonesia

5.88%, 1/15/2024 (b)	2,900	3,211

4.13%, 1/15/2025 (b)	1,400	1,444

4.35%, 1/8/2027 (b)	3,600	3,735

8.25%, 5/15/2029	IDR 54,500,000	3,938

6.63%, 5/15/2033	IDR 60,850,000	3,683

6.63%, 2/17/2037 (b)	1,600	1,988

6.75%, 1/15/2044 (b)	1,500	1,943

		19,942

Ivory Coast — 1.0%

Republic of Cote d’Ivoire

5.38%, 7/23/2024 (b)	400	391

6.38%, 3/3/2028 (b)	1,500	1,453

5.75%, 12/31/2032 (b) (d)	2,987	2,807

6.13%, 6/15/2033 (b)	3,940	3,583

		8,234

Jamaica — 0.9%

Government of Jamaica

8.00%, 6/24/2019	170	171

6.75%, 4/28/2028	2,900	3,243

8.00%, 3/15/2039	2,461	2,980

7.88%, 7/28/2045	1,000	1,210

		7,604

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Jordan — 0.3%

Kingdom of Jordan

5.75%, 1/31/2027 (b)		1,206	1,177

7.38%, 10/10/2047 (b)		1,560	1,517

			2,694

Kazakhstan — 0.4%

Republic of Kazakhstan

3.88%, 10/14/2024 (b)		752	780

5.13%, 7/21/2025 (b)		1,500	1,656

4.88%, 10/14/2044 (b)		700	751

			3,187

Kenya — 0.7%

Republic of Kenya

5.88%, 6/24/2019 (b)		3,130	3,122

6.88%, 6/24/2024 (b)		2,600	2,646

			5,768

Lebanon — 3.3%

Republic of Lebanon

6.00%, 5/20/2019 (b)		1,832	1,820

5.45%, 11/28/2019 (b)		1,015	996

6.38%, 3/9/2020		2,542	2,485

8.25%, 4/12/2021 (b)		1,597	1,541

6.00%, 1/27/2023 (b)		1,308	1,130

6.65%, 4/22/2024 (b)		3,777	3,225

6.60%, 11/27/2026 (b)		1,710	1,404

6.85%, 3/23/2027 (b)		6,236	5,119

6.65%, 11/3/2028 (b)		10,889	8,763

6.65%, 2/26/2030 (b)		930	735

			27,218

Macedonia, the Former Yugoslav Republic of — 0.3%

Former Yugoslav Republic of Macedonia

2.75%, 1/18/2025 (b)	EUR	2,100	2,449

2.75%, 1/18/2025 (a)	EUR	432	504

			2,953

Malaysia — 0.3%

1MDB Global Investments Ltd. 4.40%, 3/9/2023 (b)		2,400	2,255

Mexico — 1.7%

United Mexican States

5.75%, 3/5/2026	MXN	147,000	6,809

4.15%, 3/28/2027		1,800	1,824

3.75%, 1/11/2028		900	885

5.55%, 1/21/2045		1,390	1,526

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Mexico — continued

4.60%, 1/23/2046		1,000	965

4.60%, 2/10/2048		1,400	1,355

5.75%, 10/12/2110		400	410

			13,774

Mongolia — 0.5%

Mongolia Government Bond

10.88%, 4/6/2021 (b)		800	881

5.63%, 5/1/2023 (b)		1,100	1,084

8.75%, 3/9/2024 (b)		1,700	1,877

8.75%, 3/9/2024 (a)		200	221

			4,063

Montenegro — 0.3%

Republic of Montenegro

3.38%, 4/21/2025 (a)	EUR	1,750	2,027

3.38%, 4/21/2025 (b)	EUR	273	316

			2,343

Nigeria — 2.9%

Republic of Nigeria

6.75%, 1/28/2021 (b)		800	824

7.63%, 11/21/2025 (b)		1,600	1,708

7.63%, 11/21/2025 (a)		1,520	1,623

6.50%, 11/28/2027 (b)		3,100	3,053

13.98%, 2/23/2028	NGN	1,530,000	4,132

8.75%, 1/21/2031 (a)		7,110	7,821

8.75%, 1/21/2031 (b)		800	880

7.88%, 2/16/2032 (b)		514	531

7.70%, 2/23/2038 (b)		500	493

7.63%, 11/28/2047 (b)		1,000	961

9.25%, 1/21/2049 (b)		2,200	2,395

			24,421

Oman — 1.8%

Oman Government Bond

4.75%, 6/15/2026 (b)		4,900	4,533

5.38%, 3/8/2027 (b)		4,200	3,953

6.50%, 3/8/2047 (b)		2,030	1,809

6.75%, 1/17/2048 (b)		5,574	5,051

			15,346

Pakistan — 0.6%

Republic of Pakistan

8.25%, 4/15/2024 (b)		900	972

6.88%, 12/5/2027 (b)		4,200	4,157

			5,129

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Panama — 2.5%

Republic of Panama

3.75%, 3/16/2025		1,300	1,340

3.75%, 4/17/2026 (a)		6,380	6,356

3.88%, 3/17/2028		1,320	1,366

9.38%, 4/1/2029		1,400	2,039

6.70%, 1/26/2036		3,000	3,900

4.50%, 4/16/2050		2,950	3,079

4.30%, 4/29/2053		2,350	2,386

			20,466

Paraguay — 1.8%

Republic of Paraguay

4.63%, 1/25/2023 (b)		2,100	2,173

5.00%, 4/15/2026 (b)		2,900	3,063

4.70%, 3/27/2027 (b)		3,750	3,905

6.10%, 8/11/2044 (b)		2,137	2,407

5.60%, 3/13/2048 (b)		740	790

5.40%, 3/30/2050 (a)		2,500	2,606

			14,944

Peru — 0.7%

Republic of Peru

4.13%, 8/25/2027		2,900	3,119

5.94%, 2/12/2029 (a)	PEN	670	214

8.75%, 11/21/2033		1,400	2,172

			5,505

Philippines — 1.0%

Republic of the Philippines

7.75%, 1/14/2031		2,900	4,080

3.70%, 2/2/2042		4,000	4,054

			8,134

Qatar — 1.1%

State of Qatar

4.50%, 4/23/2028 (b)		5,100	5,502

4.00%, 3/14/2029 (a)		1,090	1,135

4.82%, 3/14/2049 (a)		2,300	2,469

			9,106

Romania — 0.8%

Republic of Romania

5.13%, 6/15/2048 (b)		4,200	4,247

4.63%, 4/3/2049 (a)	EUR	2,000	2,431

			6,678

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Russia — 2.3%

Russian Federation

4.88%, 9/16/2023 (b)		6,800	7,167

5.10%, 3/28/2035 (a)		4,200	4,347

5.88%, 9/16/2043 (b)		6,600	7,549

			19,063

Saudi Arabia — 2.3%

Kingdom of Saudi Arabia

3.25%, 10/26/2026 (b)		3,100	3,044

3.63%, 3/4/2028 (b)		4,170	4,172

4.63%, 10/4/2047 (b)		2,880	2,890

5.00%, 4/17/2049 (b)		2,848	3,008

5.25%, 1/16/2050 (b)		4,600	4,989

5.25%, 1/16/2050 (a)		750	813

			18,916

Senegal — 0.2%

Republic of Senegal 6.75%, 3/13/2048 (b)		2,100	1,935

Serbia — 1.4%

Republic of Serbia

4.88%, 2/25/2020 (b)		2,500	2,522

7.25%, 9/28/2021 (b)		8,100	8,819

			11,341

South Africa — 2.5%

Republic of South Africa

5.50%, 3/9/2020		1,000	1,011

5.88%, 5/30/2022		600	629

5.88%, 9/16/2025		1,400	1,475

4.85%, 9/27/2027		2,500	2,431

4.30%, 10/12/2028		5,100	4,762

6.50%, 2/28/2041	ZAR	145,655	7,212

6.25%, 3/8/2041		1,200	1,235

5.38%, 7/24/2044		400	368

5.00%, 10/12/2046		900	792

8.75%, 2/28/2048	ZAR	14,852	940

			20,855

Sri Lanka — 2.2%

Republic of Sri Lanka

6.25%, 10/4/2020 (b)		2,000	2,009

6.25%, 7/27/2021 (b)		2,200	2,209

5.75%, 4/18/2023 (b)		2,700	2,640

6.13%, 6/3/2025 (b)		274	263

6.85%, 11/3/2025 (b)		2,143	2,136

6.20%, 5/11/2027 (b)		600	565

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Sri Lanka — continued

6.75%, 4/18/2028 (b)		7,548	7,274

7.85%, 3/14/2029 (a)		940	964

			18,060

Tajikistan — 0.1%

Republic of Tajikistan International Bond 7.13%, 9/14/2027 (b)		500	463

Turkey — 2.4%

Export Credit Bank of Turkey 8.25%, 1/24/2024 (a) (e)		340	338

Republic of Turkey

3.25%, 3/23/2023		7,018	6,142

5.20%, 2/16/2026	EUR	1,430	1,556

5.13%, 2/17/2028		4,200	3,549

6.88%, 3/17/2036		1,304	1,167

4.88%, 4/16/2043		9,387	6,902

			19,654

Ukraine — 1.6%

Republic of Ukraine

7.75%, 9/1/2019 (b)		819	822

7.75%, 9/1/2022 (b)		2,642	2,595

7.75%, 9/1/2024 (b)		900	860

7.38%, 9/25/2032 (b)		10,183	8,987

			13,264

United Arab Emirates — 0.6%

Abu Dhabi Government Bond 4.13%, 10/11/2047 (b)		5,080	5,156

Uruguay — 1.9%

Republic of Uruguay

7.88%, 1/15/2033		4,700	6,434

5.10%, 6/18/2050		3,608	3,788

4.98%, 4/20/2055		5,710	5,875

			16,097

Uzbekistan — 0.0% (c)

Republic of Uzbekistan 5.38%, 2/20/2029 (a)		394	399

Venezuela, Bolivarian Republic of — 0.3%

Republic of Venezuela

7.75%, 10/13/2019 (b) (f)		1,221	333

6.00%, 12/9/2020 (b) (f)		460	128

12.75%, 8/23/2022 (b) (f)		1,470	441

9.00%, 5/7/2023 (b) (f)		620	176

8.25%, 10/13/2024 (b) (f)		950	268

7.65%, 4/21/2025 (b)		680	189

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Venezuela, Bolivarian Republic of — continued

11.75%, 10/21/2026 (b) (f)	1,070	321

9.25%, 5/7/2028 (b) (f)	2,730	771

		2,627

Vietnam — 0.2%

Republic of Vietnam 4.80%, 11/19/2024 (b)	1,400	1,467

Zambia — 0.5%

Republic of Zambia

5.38%, 9/20/2022 (b)	800	548

8.97%, 7/30/2027 (b)	5,255	3,639

		4,187

Total Foreign Government Securities (Cost $588,977)		593,167

Corporate Bonds — 23.6%

Argentina — 0.1%

Banco Macro SA (USD Swap Semi 5 Year + 5.46%), 6.75%, 11/4/2026 (b) (g)	359	281

Pampa Energia SA 7.38%, 7/21/2023 (b)	467	419

		700

Azerbaijan — 0.6%

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	1,263	1,427

State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (b)	3,100	3,530

		4,957

Bahrain — 0.6%

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (b)	2,410	2,395

Oil and Gas Holding Co. BSCC (The)

7.63%, 11/7/2024 (a)	1,100	1,196

8.38%, 11/7/2028 (a)	1,600	1,804

		5,395

Belarus — 0.1%

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (a)	670	674

Brazil — 1.2%

Caixa Economica Federal (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.55%), 7.25%, 7/23/2024 (b) (g)	1,400	1,410

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (a)	2,210	2,431

Itau Unibanco Holding SA 6.20%, 12/21/2021 (b)	368	389

JSL Europe SA 7.75%, 7/26/2024 (a)	891	888

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Brazil — continued

Klabin Austria GmbH 7.00%, 4/3/2049 (a)	1,350	1,348

Light Servicos de Eletricidade SA 7.25%, 5/3/2023 (a)	550	558

Petrobras Global Finance BV

6.25%, 3/17/2024	790	851

6.00%, 1/27/2028	1,869	1,918

Votorantim Cimentos International SA 7.25%, 4/5/2041 (b)	400	455

		10,248

Canada — 0.2%

Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/2025 (a)	1,380	1,325

Chile — 1.4%

Celulosa Arauco y Constitucion SA 5.50%, 4/30/2049 (a)	730	733

Corp. Nacional del Cobre de Chile

3.63%, 8/1/2027 (b)	516	517

4.38%, 2/5/2049 (a)	4,100	4,100

Empresa de Transporte de Pasajeros Metro SA

4.75%, 2/4/2024 (b)	1,100	1,162

5.00%, 1/25/2047 (b)	400	426

Empresa Electrica Angamos SA 4.88%, 5/25/2029 (b)	337	341

Empresa Nacional del Petroleo

3.75%, 8/5/2026 (b)	1,200	1,190

5.25%, 11/6/2029 (a)	1,750	1,897

5.25%, 11/6/2029 (b)	720	781

4.50%, 9/14/2047 (b)	400	382

		11,529

China — 2.3%

Avi Funding Co. Ltd. 3.80%, 9/16/2025 (b)	1,100	1,119

Baoxin Auto Finance I Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 12.62%), 8.75%, 12/15/2019 (b) (g) (h) (i)	440	442

CCCI Treasure Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.19%), 3.50%, 4/21/2020 (b) (g) (h) (i)	470	467

CDBL Funding 1 4.25%, 12/2/2024 (b)	452	461

China Aoyuan Group Ltd. 8.50%, 1/23/2022 (b)	2,360	2,478

Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021 (b)	1,100	1,090

CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (b)	1,100	1,099

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (b)	770	678

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

China — continued

GOME Retail Holdings Ltd. 5.00%, 3/10/2020 (b)	200	197

Guangxi Communications Investment Group Co. Ltd. 3.00%, 11/4/2019 (b)	200	198

Hongkong International Qingdao Co. Ltd. 4.25%, 12/4/2022 (b)	1,370	1,300

Huarong Finance II Co. Ltd. 5.50%, 1/16/2025 (b)	1,570	1,668

Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (b)	1,200	1,205

Sinochem Overseas Capital Co. Ltd. 4.50%, 11/12/2020 (b)	700	715

Tencent Holdings Ltd. 3.98%, 4/11/2029 (a)	1,830	1,845

Three Gorges Finance I Cayman Islands Ltd. 3.70%, 6/10/2025 (b)	1,000	1,018

Vanke Real Estate Hong Kong Co. Ltd. 3.95%, 12/23/2019 (b)	640	642

Yuzhou Properties Co. Ltd. 8.63%, 1/23/2022 (b)	2,360	2,463

		19,085

Colombia — 0.7%

Ecopetrol SA

5.88%, 9/18/2023	1,700	1,844

5.38%, 6/26/2026	1,418	1,517

Geopark Ltd. 6.50%, 9/21/2024 (a)	1,220	1,234

Millicom International Cellular SA 6.25%, 3/25/2029 (a)	1,040	1,075

		5,670

Congo, Democratic Republic of the — 0.2%

HTA Group Ltd.

9.13%, 3/8/2022 (b)	1,080	1,126

9.13%, 3/8/2022 (a)	309	322

		1,448

Ecuador — 0.5%

Petroamazonas EP

4.63%, 2/16/2020 (b)	2,167	2,149

4.63%, 11/6/2020 (a)	1,980	1,938

		4,087

Georgia — 0.1%

Georgian Railway JSC 7.75%, 7/11/2022 (b)	1,100	1,180

Hong Kong — 0.7%

CK Hutchison International 19 Ltd. 3.63%, 4/11/2029 (a)	1,970	1,967

CMB Wing Lung Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/2027 (b) (g)	830	813

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Hong Kong — continued

King Power Capital Ltd. 5.63%, 11/3/2024 (b)	1,300	1,424

WTT Investment Ltd. 5.50%, 11/21/2022 (a)	1,221	1,238

		5,442

Hungary — 0.1%

MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (b)	1,000	1,045

		1,045

India — 0.1%

Greenko Dutch BV 5.25%, 7/24/2024 (a)	1,200	1,169

Indonesia — 1.9%

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (a)	2,310	2,477

6.53%, 11/15/2028 (a)	1,752	1,991

6.76%, 11/15/2048 (b)	3,550	4,074

6.76%, 11/15/2048 (a)	2,538	2,907

LLPL Capital Pte. Ltd. 6.88%, 2/4/2039 (a)	760	821

Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (a)	408	397

Minejesa Capital BV 5.63%, 8/10/2037 (a)	370	366

Pertamina Persero PT 6.50%, 11/7/2048 (b)	300	349

Perusahaan Listrik Negara PT

4.13%, 5/15/2027 (b)	1,100	1,083

5.25%, 5/15/2047 (b)	700	692

6.15%, 5/21/2048 (a)	900	995

		16,152

Kazakhstan — 2.0%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	586	691

Kazakhstan Temir Zholy National Co. JSC

4.85%, 11/17/2027 (a)	900	932

4.85%, 11/17/2027 (b)	900	933

KazMunayGas National Co. JSC

3.88%, 4/19/2022 (b)	3,700	3,737

4.75%, 4/19/2027 (b)	2,900	3,002

5.75%, 4/19/2047 (b)	600	630

6.38%, 10/24/2048 (b)	5,220	5,762

Nostrum Oil & Gas Finance BV 8.00%, 7/25/2022 (a)	1,410	998

		16,685

Kuwait — 0.1%

Kuwait Projects Co. SPC Ltd. 4.50%, 2/23/2027 (b)	1,159	1,127

		1,127

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Macau — 0.2%

Sands China Ltd.

5.13%, 8/8/2025	630	665

5.40%, 8/8/2028	940	993

		1,658

Malaysia — 0.3%

Petronas Capital Ltd. 4.50%, 3/18/2045 (b)	2,500	2,716

Mauritius — 0.1%

Liquid Telecommunications Financing plc 8.50%, 7/13/2022 (a)	761	770

Mexico — 2.4%

Banco Nacional de Comercio Exterior SNC 4.38%, 10/14/2025 (b)	500	501

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (b) (g)	500	493

Cometa Energia SA de CV 6.38%, 4/24/2035 (a)	2,361	2,356

Grupo KUO SAB de CV 5.75%, 7/7/2027 (a) (e)	1,640	1,576

Petroleos Mexicanos (ICE LIBOR USD 3 Month + 3.65%), 6.25%, 3/11/2022 (g)	1,349	1,408

5.38%, 3/13/2022	2,100	2,150

6.50%, 3/13/2027	2,972	3,003

6.50%, 1/23/2029	2,000	1,998

5.50%, 6/27/2044	2,800	2,286

6.75%, 9/21/2047	2,731	2,518

6.35%, 2/12/2048	1,955	1,724

		20,013

Nigeria — 0.2%

IHS Netherlands Holdco BV 9.50%, 10/27/2021 (b)	1,520	1,573

		1,573

Norway — 0.1%

DNO ASA 8.75%, 5/31/2023 (b)	800	824

Oman — 0.3%

National Bank of Oman SAOG 5.63%, 9/25/2023 (b)	1,030	1,029

Oztel Holdings SPC Ltd. 6.63%, 4/24/2028 (b)	1,200	1,170

		2,199

Panama — 0.6%

Aeropuerto Internacional de Tocumen SA

6.00%, 11/18/2048 (a)	1,040	1,175

6.00%, 11/18/2048 (b)	700	791

Banistmo SA 3.65%, 9/19/2022 (a)	874	865

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	11

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Panama — continued

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (a)	2,140	2,175

		5,006

Paraguay — 0.1%

Telefonica Celular del Paraguay SA 5.88%, 4/15/2027 (a)	690	712

Peru — 2.0%

Consorcio Transmantaro SA 4.70%, 4/16/2034 (a)	1,441	1,466

Corp. Financiera de Desarrollo SA

4.75%, 2/8/2022 (b)	1,000	1,032

4.75%, 7/15/2025 (b)	1,300	1,365

Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (b)	1,300	1,299

Inkia Energy Ltd. 5.88%, 11/9/2027 (a)	1,238	1,239

Nexa Resources SA

5.38%, 5/4/2027 (b)	1,200	1,247

5.38%, 5/4/2027 (a)	260	270

Petroleos del Peru SA

4.75%, 6/19/2032 (b)	6,160	6,260

4.75%, 6/19/2032 (a)	200	203

5.63%, 6/19/2047 (b)	1,587	1,680

Southern Copper Corp. 5.88%, 4/23/2045	700	782

		16,843

Qatar — 0.9%

ABQ Finance Ltd.

3.63%, 4/13/2021 (b)	760	758

3.50%, 2/22/2022 (b)	4,315	4,277

Ooredoo International Finance Ltd. 3.25%, 2/21/2023 (b)	200	199

Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (b)	1,968	1,992

		7,226

Russia — 0.1%

Russian Agricultural Bank OJSC 8.50%, 10/16/2023 (b)	590	619

Saudi Arabia — 0.2%

Saudi Arabian Oil Co. 4.38%, 4/16/2049 (a)	2,030	1,982

Singapore — 0.2%

United Overseas Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.75%, 4/15/2029 (a) (g)	1,340	1,359

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

South Africa — 0.5%

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (b)		800	793

6.75%, 8/6/2023 (b)		2,050	2,060

SASOL Financing USA LLC 5.88%, 3/27/2024		770	818

Transnet SOC Ltd. 4.00%, 7/26/2022 (b)		600	590

			4,261

South Korea — 0.2%

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2047 (b) (g)		1,590	1,495

Spain — 0.3%

AI Candelaria Spain SLU 7.50%, 12/15/2028 (a)		1,250	1,334

International Airport Finance SA 12.00%, 3/15/2033 (a)		1,280	1,374

			2,708

Trinidad and Tobago — 0.4%

Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/2019 (b)		3,100	3,037

			3,037

Tunisia — 0.1%

Banque Centrale de Tunisie International Bond

6.75%, 10/31/2023 (a)	EUR	874	983

6.75%, 10/31/2023 (b)	EUR	200	225

			1,208

Turkey — 0.5%

Coca-Cola Icecek A/S 4.22%, 9/19/2024 (b)		803	766

Petkim Petrokimya Holding A/S

5.88%, 1/26/2023 (a)		978	902

5.88%, 1/26/2023 (b)		764	705

Ronesans Gayrimenkul Yatirim A/S 7.25%, 4/26/2023 (a)		881	727

Turk Telekomunikasyon A/S 6.88%, 2/28/2025 (a)		955	914

			4,014

Ukraine — 0.1%

State Savings Bank of Ukraine 9.63%, 3/20/2025 (b) (d)		600	598

United Arab Emirates — 0.7%

EA Partners I BV 6.88%, 9/28/2020 (b)		2,751	1,238

EA Partners II BV 6.75%, 6/1/2021 (b) (f)		1,076	428

ICD Sukuk Co. Ltd. 3.51%, 5/21/2020 (b)		2,000	1,985

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United Arab Emirates — continued

MAF Global Securities Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.54%), 6.37%, 3/20/2026 (b) (g) (h) (i)		1,970	1,848

			5,499

Venezuela, Bolivarian Republic of — 0.2%

Petroleos de Venezuela SA

8.50%, 10/27/2020 (b) (f)		624	546

9.00%, 11/17/2021 (b) (f)		1,240	313

12.75%, 2/17/2022 (b) (f)		1,470	367

5.38%, 4/12/2027 (b) (f)		1,580	332

9.75%, 5/17/2035 (b) (f)		1,430	365

5.50%, 4/12/2037 (b)		650	130

5.50%, 4/12/2037 (b) (f)		200	40

			2,093

Total Corporate Bonds (Cost $196,175)			196,331

Supranational — 0.6%

Africa Finance Corp. 4.38%, 4/17/2026 (a) (Cost $4,995)		5,020	5,027

Short-Term Investments — 2.7%

Foreign Government Treasury Bills — 0.5%

Nigeria Treasury Bills 17.26%, 1/2/2020 (j) (Cost $3,971)	NGN	1,600,000	4,053

	SHARES (000)

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (k) (l) (Cost $18,684)		18,679	18,685

Total Short-Term Investments (Cost $22,655)			22,738

Investment Of Cash Collateral From Securities Loaned — 0.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (k) (l) (Cost $1,518)		1,518	1,518

Total Investments — 98.4% (Cost $814,320)			818,781
Other Assets Less Liabilities — 1.6%			12,957

Net Assets — 100.0%			831,738

Percentages indicated are based on net assets.

Abbreviations

BRL	Brazilian Real
CJSC	Closed Joint Stock Company
COP	Colombian Peso
DOP	Dominican Republic Peso
EUR	Euro
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
NGN	Nigerian Naira
OJSC	Open Joint Stock Company
PEN	Peruvian Nuevo Sol
PT	Limited liability company
SPC	Special purpose company
USD	United States Dollar
ZAR	South African Rand

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of April 30, 2019.
(e)	The security or a portion of this security is on loan at April 30, 2019. The total value of securities on loan at April 30, 2019 is approximately $1,457,000.
(f)	Defaulted security.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2019.
(h)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of April 30, 2019.
(i)	Security is an interest bearing note with preferred security characteristics.
(j)	The rate shown is the effective yield as of April 30, 2019.
(k)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of April 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	13

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Futures contracts outstanding as of April 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 10 Year Note	322	06/2019	USD	39,827	242

					242

Abbreviations
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of April 30, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	15,493	EUR	13,760	Merrill Lynch International	5/15/2019	41
USD	1,402	EUR	1,246	State Street Corp.	5/15/2019	3
IDR	29,461,091	USD	2,065	Citibank, NA**	5/22/2019	2
INR	140,585	USD	1,995	Citibank, NA**	5/22/2019	20
JPY	231,554	USD	2,074	Citibank, NA	5/22/2019	8
USD	4,172	EUR	3,675	Merrill Lynch International	5/22/2019	42
USD	6,298	EUR	5,575	TD Bank Financial Group	5/22/2019	34
USD	4,077	INR	284,356	Citibank, NA**	5/22/2019	3
USD	1,997	KRW	2,321,833	Citibank, NA**	5/22/2019	1
USD	2,078	KRW	2,410,744	Goldman Sachs International**	5/22/2019	7
USD	2,051	TRY	12,152	HSBC Bank, NA	5/22/2019	40
CLP	3,014,909	USD	4,437	Goldman Sachs International**	6/19/2019	13
RUB	540,318	USD	8,142	Citibank, NA**	6/19/2019	169
USD	1,848	ARS	87,514	Goldman Sachs International**	6/19/2019	12
USD	5,184	BRL	20,081	Goldman Sachs International**	6/19/2019	82
USD	8,404	CLP	5,631,064	Citibank, NA**	6/19/2019	93
USD	5,153	CNH	34,691	HSBC Bank, NA**	6/19/2019	3
USD	3,361	COP	10,549,360	Citibank, NA**	6/19/2019	107
USD	8,305	COP	26,394,034	Goldman Sachs International**	6/19/2019	162
USD	8,692	EUR	7,566	Citibank, NA	6/19/2019	170
USD	25,304	EUR	22,322	State Street Corp.	6/19/2019	161
USD	3,654	KRW	4,245,304	Goldman Sachs International**	6/19/2019	2
USD	190	PLN	722	Citibank, NA	6/19/2019	2
USD	4,575	PLN	17,371	State Street Corp.	6/19/2019	23
USD	4,127	TRY	23,720	Citibank, NA	6/19/2019	270
USD	4,002	TRY	22,916	Merrill Lynch International	6/19/2019	277
ZAR	25,325	USD	1,743	Merrill Lynch International	6/19/2019	17

Total unrealized appreciation						1,764

EUR	591	USD	667	Merrill Lynch International	5/15/2019	(3)
BRL	15,718	USD	4,083	Deutsche Bank AG**	5/22/2019	(81)
CHF	4,218	EUR	3,709	Goldman Sachs International	5/22/2019	(20)
CLP	2,750,388	USD	4,137	Goldman Sachs International**	5/22/2019	(77)
CNH	56,327	USD	8,373	Merrill Lynch International**	5/22/2019	(11)
COP	12,276,315	USD	3,957	Goldman Sachs International**	5/22/2019	(165)
EUR	3,709	PLN	15,958	Goldman Sachs International	5/22/2019	(11)
KRW	2,333,901	USD	2,047	Citibank, NA**	5/22/2019	(42)
KRW	2,347,161	USD	2,074	Goldman Sachs International**	5/22/2019	(57)
TRY	12,152	USD	2,012	Barclays Bank plc	5/22/2019	(2)
USD	2,074	JPY	231,554	Goldman Sachs International	5/22/2019	(9)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
ZAR	24,391	USD	1,731	HSBC Bank, NA	5/22/2019	(30)
ARS	87,514	USD	1,951	Goldman Sachs International**	6/19/2019	(115)
CLP	5,406,411	USD	8,075	Goldman Sachs International**	6/19/2019	(96)
CNY	28,964	USD	4,315	Merrill Lynch International**	6/19/2019	(14)
COP	12,785,586	USD	4,118	Barclays Bank plc**	6/19/2019	(173)
COP	13,401,647	USD	4,269	Credit Suisse International**	6/19/2019	(135)
COP	13,824,716	USD	4,350	Goldman Sachs International**	6/19/2019	(84)
EUR	14,579	PLN	63,085	Citibank, NA	6/19/2019	(111)
IDR	56,808,954	USD	3,984	Citibank, NA**	6/19/2019	(15)
KRW	13,719,149	USD	12,123	Merrill Lynch International**	6/19/2019	(322)
MXN	17,261	USD	905	Standard Chartered Bank	6/19/2019	(2)
PLN	272	USD	71	Citibank, NA	6/19/2019	— (a)
PLN	17,820	USD	4,698	HSBC Bank, NA	6/19/2019	(28)
PLN	63,085	USD	16,547	Merrill Lynch International	6/19/2019	(14)
TRY	23,318	USD	3,806	Barclays Bank plc	6/19/2019	(14)
USD	3,931	IDR	56,808,954	Standard Chartered Bank**	6/19/2019	(38)
USD	6,581	MXN	130,520	Citibank, NA	6/19/2019	(249)
USD	266	MXN	5,146	Goldman Sachs International	6/19/2019	(3)
USD	16	MXN	311	HSBC Bank, NA	6/19/2019	— (a)
USD	58	MXN	1,138	Standard Chartered Bank	6/19/2019	(1)
USD	196	MXN	3,783	State Street Corp.	6/19/2019	(2)
USD	8,075	RUB	540,318	Goldman Sachs International**	6/19/2019	(236)
USD	4,995	ZAR	73,398	Citibank, NA	6/19/2019	(106)
USD	963	ZAR	13,959	Merrill Lynch International	6/19/2019	(7)
ZAR	34,440	USD	2,406	HSBC Bank, NA	6/19/2019	(12)

Total unrealized depreciation						(2,285)

Net unrealized depreciation						(521)

Abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
CNH	China Renminbi
CNY	China Yuan
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
INR	India Rupee
JPY	Japanese Yen

KRW	Korean Republic Won
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection(1) as of April 30, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(3)	NOTIONAL AMOUNT(4)		UPFRONT PAYMENTS (RECEIPTS) ($)(5)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Republic of Russian Federation, 2.25%, 03/31/2030	1.00	Quarterly	Goldman Sachs International	12/20/2023	1.16	USD	37,000	808	(590)	218
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Goldman Sachs International	6/20/2024	4.50	USD	2,424	343	15	358
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Goldman Sachs International	6/20/2024	4.50	USD	2,424	343	14	357

								1,494	(561)	933

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	15

JPMorgan Emerging Markets Strategic Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(3)	NOTIONAL AMOUNT(4)		UPFRONT PAYMENTS (RECEIPTS) ($)(5)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.37	USD	18,748	(301)	(243)	(544)
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.86	USD	13,356	272	(369)	(97)
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.86	USD	16,694	340	(461)	(121)
Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	6/20/2024	0.95	USD	7,000	50	(74)	(24)
Republic of Korea, 7.13%, 4/16/2019	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.29	USD	34,000	(815)	(297)	(1,112)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Citibank, NA	12/20/2023	1.02	USD	9,000	184	(189)	(5)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Goldman Sachs International	12/20/2023	1.02	USD	6,000	127	(130)	(3)

								(143)	(1,763)	(1,906)

								1,351	(2,324)	(973)

OTC Credit default swap contracts outstanding — sell protection(2) as of April 30, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE RECEIVED BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(3)	NOTIONAL AMOUNT(4)	UPFRONT PAYMENTS (RECEIPTS) ($)(5)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Republic of Argentine, 7.50%, 4/22/2026	5.00	Quarterly	Citibank, NA	6/20/2024	11.94	USD 4,252	(622)	(307)	(929)

							(622)	(307)	(929)

Centrally Cleared Credit default swap contracts outstanding — buy protection(1) as of April 30, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(3)	NOTIONAL AMOUNT(4)	UPFRONT PAYMENTS (RECEIPTS) ($)(5)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
iTraxx Asia ex-Japan IG 30.1	1.00	Quarterly	12/20/2023	0.55	USD 8,000	(7)	(160)	(167)

						(7)	(160)	(167)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(3)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(4)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2019

Centrally Cleared Interest rate swap contracts outstanding as of April 30, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
6 month BUBOR semi-annually	3.08% annually	Receive	1/31/2029	HUF	2,400,000	—	48
1 month TIIE monthly	8.11% monthly	Pay	2/2/2024	MXN	280,000	—	134
1 month TIIE monthly	8.20% monthly	Pay	1/21/2022	MXN	259,969	—	77

						—	259

Chilean Peso at maturity	3.18% semi-annually	Pay	4/30/2021	CLP	28,500,000	—	(3)
Chilean Peso at maturity	3.53% semi-annually	Receive	4/30/2024	CLP	12,000,000	—	(6)

						—	(9)

						—	250

Abbreviations

BUBOR	Budapest Interbank Offered Rate
CLP	Chilean Peso
HUF	Hungarian Forint
MXN	Mexican Peso
TIIE	Interbank Equilibrium Interest Rate
USD	United States Dollar

(a)	Value of floating rate index at April 30, 2019 was as follows:

FLOATING RATE INDEX	VALUE
6 Month BUBOR	0.25%
1 Month TIIE	8.50%

Summary of total swap contracts outstanding as of April 30, 2019 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding — buy protection	1,494	933

Total OTC swap contracts outstanding	1,494	933

Liabilities
OTC Credit default swap contracts outstanding — buy protection	(143)	(1,906)
OTC Credit default swap contracts outstanding — sell protection	(622)	(929)

Total OTC swap contracts outstanding	(765)	(2,835)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Strategic Debt Fund
ASSETS:
Investments in non-affiliates, at value	$798,578
Investments in affiliates, at value	18,685
Investment of cash collateral received from securities loaned, at value (Note 2.D.)	1,518
Restricted cash for OTC derivatives	1,000
Cash	2,177
Foreign currency, at value	738
Deposits at broker for futures contracts	475
Deposits at broker for centrally cleared swaps	897
Receivables:
Due from custodian	4,995
Investment securities sold	4,203
Fund shares sold	1,810
Interest and dividends from non-affiliates	11,216
Dividends from affiliates	27
Tax reclaims	21
Securities lending income (Note 2.D.)	—	(a)
Variation margin on futures contracts	81
Variation margin on centrally cleared swaps (net upfront receipts of $7)	106
Unrealized appreciation on forward foreign currency exchange contracts	1,764
Outstanding OTC swap contracts, at value (net upfront payments of $1,494)	933

Total Assets	849,224

LIABILITIES:
Payables:
Investment securities purchased	10,029
Collateral received on securities loaned (Note 2.D.)	1,518
Fund shares redeemed	5
Unrealized depreciation on forward foreign currency exchange contracts	2,285
Outstanding OTC swap contracts, at value (net upfront receipts of $765)	2,835
Accrued liabilities:
Investment advisory fees	420
Administration fees	19
Distribution fees	—	(a)
Service fees	2
Custodian and accounting fees	75
Collateral management fees	6
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Deferred foreign capital gains tax	93
Other	199

Total Liabilities	17,486

Net Assets	$831,738

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2019

JPMorgan Emerging Markets Strategic Debt Fund
NET ASSETS:
Paid-in-Capital	$894,808
Total distributable earnings (loss)	(63,070)

Total Net Assets	$831,738

Net Assets:
Class A	$518
Class C	190
Class I	9,384
Class R2	26
Class R5	22
Class R6	821,598

Total	$831,738

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	66
Class C	25
Class I	1,192
Class R2	3
Class R5	3
Class R6	103,316

Net Asset Value (a):
Class A — Redemption price per share	$7.82
Class C — Offering price per share (b)	7.65
Class I — Offering and redemption price per share	7.87
Class R2 — Offering and redemption price per share	7.73
Class R5 — Offering and redemption price per share	7.94
Class R6 — Offering and redemption price per share	7.95
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.12

Cost of investments in non-affiliates	$794,118
Cost of investments in affiliates	18,684
Cost of foreign currency	385
Investment securities on loan, at value	1,457
Cost of investment of cash collateral	1,518

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$22,356
Interest income from affiliates	31
Dividend income from affiliates	332
Income from securities lending (net)	—	(a)
Foreign taxes withheld	(94)

Total investment income	22,625

EXPENSES:
Investment advisory fees	2,595
Administration fees	285
Distribution fees:
Class A	17
Class C	1
Class R2	—	(a)
Service fees:
Class A	17
Class C	—	(a)
Class I	12
Class R2	—	(a)
Class R5	—	(a)
Custodian and accounting fees	59
Interest expense to affiliates	1
Professional fees	55
Collateral management fees	13
Trustees’ and Chief Compliance Officer’s fees	15
Printing and mailing costs	29
Registration and filing fees	27
Transfer agency fees (See Note 2.H.)	9
Other	10

Total expenses	3,145

Less fees waived	(521)
Less expense reimbursements	(6)

Net expenses	2,618

Net investment income (loss)	20,007

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(11,455	)(b)
Investments in affiliates	7
Options purchased	(994)
Futures contracts	(734)
Foreign currency transactions	(1,373)
Forward foreign currency exchange contracts	(717)
Swaps	(1,296)

Net realized gain (loss)	(16,562)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	40,112	(c)
Investments in affiliates	1
Options purchased	433
Futures contracts	335
Foreign currency translations	185
Forward foreign currency exchange contracts	(1,388)
Swaps	(2,624)

Change in net unrealized appreciation/depreciation	37,054

Net realized/unrealized gains (losses)	20,492

Change in net assets resulting from operations	$40,499

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $(56,000).
(c)	Net of change in foreign capital gains tax of approximately $(17,000).

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,007	$36,886
Net realized gain (loss)	(16,562)	(37,255)
Change in net unrealized appreciation/depreciation	37,054	(40,868)

Change in net assets resulting from operations	40,499	(41,237)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(392)	(2,968)
Class C	(9)	(5)
Class I	(274)	(623)
Class R2	(1)	(1)
Class R5	(1)	(1)
Class R6	(19,539)	(27,908)

Total distributions to shareholders	(20,216)	(31,506)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	126,250	96,935

NET ASSETS:
Change in net assets	146,533	24,192
Beginning of period	685,205	661,013

End of period	$831,738	$685,205

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,212	$80,393
Distributions reinvested	392	2,967
Cost of shares redeemed	(43,324)	(109,088)

Change in net assets resulting from Class A capital transactions	$(40,720)	$(25,728)

Class C
Proceeds from shares issued	$486	$— (a)
Distributions reinvested	9	5
Cost of shares redeemed	(399)	(200)

Change in net assets resulting from Class C capital transactions	$96	$(195)

Class I
Proceeds from shares issued	$9,521	$34,802
Distributions reinvested	274	623
Cost of shares redeemed	(14,497)	(31,966)

Change in net assets resulting from Class I capital transactions	$(4,702)	$3,459

Class R2
Proceeds from shares issued	$— (a)	$7
Distributions reinvested	1	1
Cost of shares redeemed	— (a)	(2)

Change in net assets resulting from Class R2 capital transactions	$1	$6

Class R5
Distributions reinvested	$1	$1

Change in net assets resulting from Class R5 capital transactions	$1	$1

Class R6
Proceeds from shares issued	$205,573	$256,274
Distributions reinvested	19,539	27,908
Cost of shares redeemed	(53,538)	(164,790)

Change in net assets resulting from Class R6 capital transactions	$171,574	$119,392

Total change in net assets resulting from capital transactions	$126,250	$96,935

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2019

	JPMorgan Emerging Markets Strategic Debt Fund
	Six Months Ended April 30, 2019 (Unaudited)		Year Ended October 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	293		9,943
Reinvested	53		370
Redeemed	(5,734)		(13,977)

Change in Class A Shares	(5,388)		(3,664)

Class C
Issued	65		— (a)
Reinvested	1		1
Redeemed	(54)		(25)

Change in Class C Shares	12		(24)

Class I
Issued	1,227		4,293
Reinvested	36		78
Redeemed	(1,903)		(3,998)

Change in Class I Shares	(640)		373

Class R2
Issued	—	(a)	1
Reinvested	—	(a)	— (a)
Redeemed	—	(a)	— (a)

Change in Class R2 Shares	—	(a)	1

Class R5
Reinvested	—	(a)	1

Change in Class R5 Shares	—	(a)	1

Class R6
Issued	26,414		30,744
Reinvested	2,530		3,435
Redeemed	(6,882)		(20,742)

Change in Class R6 Shares	22,062		13,437

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$7.61	$0.19		$0.20	$0.39	$(0.18)	$—	$(0.18)
Year Ended October 31, 2018	8.31	0.35		(0.75)	(0.40)	(0.30)	—	(0.30)
Year Ended October 31, 2017	8.18	0.37		0.05	0.42	(0.29)	—	(0.29)
Year Ended October 31, 2016	7.56	0.28		0.34	0.62	—	—	—
Year Ended October 31, 2015	9.30	0.31	(f)	(2.05)	(1.74)	—	— (g)	— (g)
Year Ended October 31, 2014	9.69	0.39		(0.78)	(0.39)	—	—	—

Class C
Six Months Ended April 30, 2019 (Unaudited)	7.47	0.16		0.20	0.36	(0.18)	—	(0.18)
Year Ended October 31, 2018	8.15	0.31		(0.74)	(0.43)	(0.25)	—	(0.25)
Year Ended October 31, 2017	8.05	0.33		0.03	0.36	(0.26)	—	(0.26)
Year Ended October 31, 2016	7.47	0.24		0.34	0.58	—	—	—
Year Ended October 31, 2015	9.23	0.28	(f)	(2.04)	(1.76)	—	—	—
Year Ended October 31, 2014	9.67	0.33		(0.77)	(0.44)	—	—	—

Class I
Six Months Ended April 30, 2019 (Unaudited)	7.67	0.20		0.21	0.41	(0.21)	—	(0.21)
Year Ended October 31, 2018	8.37	0.36		(0.74)	(0.38)	(0.32)	—	(0.32)
Year Ended October 31, 2017	8.25	0.39		0.05	0.44	(0.32)	—	(0.32)
Year Ended October 31, 2016	7.61	0.31		0.33	0.64	—	—	—
Year Ended October 31, 2015	9.33	0.34	(f)	(2.05)	(1.71)	— (g)	(0.01)	(0.01)
Year Ended October 31, 2014	9.70	0.40		(0.77)	(0.37)	—	—	—

Class R2
Six Months Ended April 30, 2019 (Unaudited)	7.54	0.18		0.20	0.38	(0.19)	—	(0.19)
Year Ended October 31, 2018	8.23	0.32		(0.73)	(0.41)	(0.28)	—	(0.28)
Year Ended October 31, 2017	8.12	0.33		0.05	0.38	(0.27)	—	(0.27)
Year Ended October 31, 2016	7.52	0.26		0.34	0.60	—	—	—
Year Ended October 31, 2015	9.27	0.30	(f)	(2.05)	(1.75)	—	—	—
Year Ended October 31, 2014	9.68	0.35		(0.76)	(0.41)	—	—	—

Class R5
Six Months Ended April 30, 2019 (Unaudited)	7.73	0.21		0.22	0.43	(0.22)	—	(0.22)
Year Ended October 31, 2018	8.43	0.38		(0.75)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.31	0.40		0.05	0.45	(0.33)	—	(0.33)
Year Ended October 31, 2016	7.64	0.32		0.35	0.67	—	—	—
Year Ended October 31, 2015	9.36	0.37	(f)	(2.08)	(1.71)	— (g)	(0.01)	(0.01)
Year Ended October 31, 2014	9.71	0.42		(0.77)	(0.35)	—	—	—

Class R6
Six Months Ended April 30, 2019 (Unaudited)	7.75	0.21		0.21	0.42	(0.22)	—	(0.22)
Year Ended October 31, 2018	8.45	0.39		(0.76)	(0.37)	(0.33)	—	(0.33)
Year Ended October 31, 2017	8.32	0.42		0.05	0.47	(0.34)	—	(0.34)
Year Ended October 31, 2016	7.65	0.32		0.35	0.67	—	—	—
Year Ended October 31, 2015	9.37	0.36	(f)	(2.07)	(1.71)	— (g)	(0.01)	(0.01)
Year Ended October 31, 2014	9.72	0.43		(0.78)	(0.35)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$7.82	5.25%	$518	1.20%	5.20%		1.44%	67%
7.61	(4.95)	41,505	1.19	4.32		1.33	172
8.31	5.21	75,732	1.19	4.50		1.48	148
8.18	8.20	1,036	1.13	3.70		2.43	189
7.56	(18.67)	27,511	1.16	3.75	(f)	1.91	134
9.30	(4.02)	25,334	1.21	4.06		1.41	145

7.65	4.99	190	1.69	4.26		1.86	67
7.47	(5.38)	94	1.69	3.84		1.84	172
8.15	4.56	301	1.69	4.03		2.66	148
8.05	7.76	52	1.63	3.14		3.65	189
7.47	(19.07)	18	1.67	3.37	(f)	2.24	134
9.23	(4.55)	54	1.71	3.48		2.04	145

7.87	5.46	9,384	0.94	5.26		1.09	67
7.67	(4.71)	14,057	0.94	4.53		1.07	172
8.37	5.40	12,211	0.94	4.67		1.43	148
8.25	8.41	3,723	0.89	3.99		1.51	189
7.61	(18.38)	29,405	0.92	4.04	(f)	1.21	134
9.33	(3.81)	135,397	0.96	4.21		1.30	145

7.73	5.16	26	1.44	4.67		4.95	67
7.54	(5.11)	24	1.44	4.06		2.20	172
8.23	4.83	21	1.44	4.12		3.49	148
8.12	7.98	20	1.38	3.37		4.61	189
7.52	(18.88)	18	1.41	3.61	(f)	2.00	134
9.27	(4.24)	47	1.46	3.71		1.80	145

7.94	5.62	22	0.80	5.32		0.97	67
7.73	(4.53)	20	0.76	4.72		1.07	172
8.43	5.56	21	0.74	4.82		2.82	148
8.31	8.77	20	0.68	4.07		3.86	189
7.64	(18.29)	19	0.71	4.31	(f)	1.29	134
9.36	(3.60)	48	0.76	4.41		1.10	145

7.95	5.53	821,598	0.69	5.40		0.83	67
7.75	(4.45)	629,505	0.69	4.81		0.82	172
8.45	5.73	572,727	0.69	4.94		1.08	148
8.32	8.76	76,275	0.63	4.12		1.25	189
7.65	(18.26)	135,050	0.66	4.29	(f)	0.97	134
9.37	(3.60)	153,222	0.71	4.51		0.93	145

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Emerging Markets Strategic Debt Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

26	J.P. MORGAN FUNDS	APRIL 30, 2019

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$196,331	$—	$196,331
Foreign Government Securities	—	593,167	—	593,167
Supranational	—	5,027	—	5,027
Short-Term Investments
Foreign Government Treasury Bills	—	4,053	—	4,053
Investment Companies	18,685	—	—	18,685

Total Short-Term Investments	18,685	4,053	—	22,738

Investment of cash collateral from securities loaned	1,518	—	—	1,518

Total Investments in Securities	$20,203	$798,578	$—	$818,781

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,764	$—	$1,764
Futures Contracts	242	—	—	242
Swaps	—	288	—	288

Total Appreciation in Other Financial Instruments	$242	$2,052	$—	$2,294

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,285)	$—	$(2,285)
Swaps	—	(2,829)	—	(2,829)

Total Depreciation in Other Financial Instruments	$—	$(5,114)	$—	$(5,114)

There were no transfers into and out of level 3 for the six months ended April 30, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, options and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

APRIL 30, 2019	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements. The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

28	J.P. MORGAN FUNDS	APRIL 30, 2019

(4). Swaps — The Fund engaged in various swap transactions, including credit default and interest rate swaps to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate, while the other is typically based on a fixed interest rate.

APRIL 30, 2019	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$—	$933	$933
Foreign exchange contracts	Receivables	—	1,764	—	—	1,764
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	242	—	259	—	501

Total		$242	$1,764	$259	$933	$3,198

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(167)	$(2,835)	$(3,002)
Foreign exchange contracts	Payables	—	(2,285)	—	—	(2,285)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	—	(9)	—	(9)

Total		$—	$(2,285)	$(176)	$(2,835)	$(5,296)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2019 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Citibank, NA	$845	$(845)	$—		$—
Goldman Sachs International	1,211	(1,211)	—		—
HSBC Bank, NA	43	(43)	—		—
Merrill Lynch International	377	(371)	—		6
State Street Corp.	187	(2)	—		185
TD Bank Financial Group	34	—	—		34

	$2,697	$(2,472)	$—		$225

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$189	$—	$—		$189
Citibank, NA	1,457	(845)	(612	)(b)	—
Credit Suisse International	135	—	—		135
Deutsche Bank AG	81	—	—		81
Goldman Sachs International	2,774	(1,211)	—		1,563
HSBC Bank, NA	70	(43)	—		27
Merrill Lynch International	371	(371)	—		—
Standard Chartered Bank	41	—	—		41
State Street Corp.	2	(2)	—		—

	$5,120	$(2,472)	$(612)		$2,036

30	J.P. MORGAN FUNDS	APRIL 30, 2019

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2019, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(792)	$(792)
Foreign exchange contracts	(994)	—	(717)	—	(1,711)
Interest rate contracts	—	(734)	—	(504)	(1,238)

Total	$(994)	$(734)	$(717)	$(1,296)	$(3,741)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(2,890)	$(2,890)
Foreign exchange contracts	433	—	(1,388)	—	(955)
Interest rate contracts	—	335	—	266	601

Total	$433	$335	$(1,388)	$(2,624)	$(3,244)

The Fund’s derivatives contracts held at April 30, 2019 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2019 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Interest Rate:
Average Notional Balance Long	$37,991	(a)
Average Notional Balance Short	168,293	(b)
Ending Notional Balance Long	39,827

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$166,310
Average Settlement Value Sold	188,719
Ending Settlement Value Purchased	146,036
Ending Settlement Value Sold	147,522

OTC Options:
Average Notional Balance Purchased	$110,772	(c)

Credit Default Swaps:
Average Notional Balance — Buy Protection	$131,091
Average Notional Balance — Sell Protection	4,252	(d)
Ending Notional Balance — Buy Protection	154,646
Ending Notional Balance — Sell Protection	4,252

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	$26,050
Average Notional Balance — Receives Fixed Rate	32,861
Ending Notional Balance — Pays Fixed Rate	68,106
Ending Notional Balance — Receives Fixed Rate	28,483

(a)	For the period January 1, 2019 through April 30, 2019.
(b)	For the period November 1, 2018 through December 31, 2018.
(c)	For the period November 1, 2018 through February 28, 2019.
(d)	For the period April 1, 2019 through April 30, 2019.

APRIL 30, 2019	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2019 are as follows (amounts in thousands):

Fund Counterparty		Value of swap contracts	Collateral amount
Goldman Sachs International	Collateral Received	$(968)	$(1,380)
Citibank, NA	Collateral Posted	(934)	730

D. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of Collateral Investments are disclosed on the SOI. At April 30, 2019, the value of outstanding securities on loan and the value of Collateral investments were as follows (amounts in thousands):

Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
$1,457	$1,518	$1,518

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of April 30, 2019 (amounts in thousands).

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
$1,457	$(1,457)	$—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

32	J.P. MORGAN FUNDS	APRIL 30, 2019

JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

E. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.48% (a)(b)	$17,423	$324,002	$322,748	$7	$1	$18,685	18,679	$332		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.45% (a)(b)	—	4,075	2,557	—	—	1,518	1,518	4	*	—

Total	$17,423	$328,077	$325,305	$7	$1	$20,203		$336		$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

APRIL 30, 2019	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended April 30, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I		Class R2		Class R5		Class R6	Total
Transfer agency fees	$6	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$3	$9

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.70% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2019, the annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

34	J.P. MORGAN FUNDS	APRIL 30, 2019

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2019, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$—(a)	$—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.20%	1.70%	0.95%	1.45%	0.80%	0.70%

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2019 and are in place until at least February 29, 2020.

For the six months ended April 30, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Reimbursements
$296	$197	$2	$495	$6

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the six months ended April 30, 2019 was approximately $26,000.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

APRIL 30, 2019	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$587,460	$467,487

During the six months ended April 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$815,402	$19,459	$17,818	$1,641

At October 31, 2018, the Fund had net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term		Long-Term
$36,345	*	$14,293	*

* Amounts include capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise

36	J.P. MORGAN FUNDS	APRIL 30, 2019

might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2019, the Fund had three individual shareholder and/or affiliated omnibus accounts and one individual shareholder and/or non-affiliated omnibus account, which owned 38.8% and 16.9% of the Fund’s outstanding shares, respectively.

As of April 30, 2019, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Funds
63.9%

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2019, a significant portion of the Fund’s investments consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt

APRIL 30, 2019	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Fund’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

38	J.P. MORGAN FUNDS	APRIL 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2018, and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Strategic Debt Fund
Class A
Actual	$1,000.00	$1,052.50	$6.11	1.20%
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class C
Actual	1,000.00	1,049.90	8.59	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class I
Actual	1,000.00	1,054.60	4.79	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,051.60	7.33	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R5
Actual	1,000.00	1,056.20	4.08	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,055.30	3.52	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2019	J.P. MORGAN FUNDS	39

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. April 2019.	SAN-EMSD-419

Semi-Annual Report

J.P. Morgan Funds

April 30, 2019 (Unaudited)

JPMorgan Systematic Alpha Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

June 18, 2019 (Unaudited)

Dear Shareholders,

Global economic growth slowed in late 2018 and early 2019 amid trade tensions, political uncertainty in parts of Europe and the inherent challenges of a late-cycle economic expansion. While financial markets slumped in late 2018, equity and bond prices rebounded and broadly provided positive returns for the six months ended April 30, 2019.

“While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.” — George C.W. Gatch

Leading central banks reacted to flagging economic growth by adopting more accommodative policies, which helped to generally control global interest rates and bolstered global financial markets.

In the U.S., gross domestic product (GDP) rose by a better-than-expected rate of 3.1% in the first quarter of 2019 amid a temporary boost from an inventory buildup and net exports. Corporate profit growth slowed from record levels in 2018, but overall remained stronger than expected for the first quarter of 2019. Unemployment remained near 50-year lows and inflation held below 2% throughout the six month reporting period. Notably, a 35-day partial shutdown of the U.S. government that ended in late January 2019 added to investor uncertainty but appeared to have limited immediate impact on the U.S. economy.

Elsewhere, slowing growth in China and global trade tensions appeared to curb manufacturing growth in Europe, Taiwan, South Korea and other economies heavily dependent on manufacturing for export. Though Chinese authorities enacted a package of tax cuts, infrastructure spending and credit expansion to bolster growth in early 2019, trade negotiations between the U.S. and China failed to fully address reciprocal tariffs.

In the European Union (EU), consumer and business sentiment weakened during the reporting period and auto manufacturing, particularly in Germany, declined. The inability of the U.K. government to agree on the final terms of Britain’s planned exit from the EU further added to investor uncertainty. First quarter 2019 GDP in the 19-nation euro area rose by 1.2%. However, euro area unemployment continued to decline during the reporting period and by the end of April 2019 had fallen to 7.6%, its lowest level since August 2008.

Emerging markets generally benefitted from lower interest rates, a decline in the relative value of the U.S. dollar and China’s efforts to bolster economic growth in 2019. Overall, emerging markets equity and bonds broadly outperformed financial markets in developed markets during the reporting period. The MSCI Emerging Markets Index returned 13.9% and the Bloomberg Barclays Emerging Markets Aggregate Index returned 7.13% for the six months ended April 30, 2019.

Subsequent to the end of the reporting period, the Organization for Economic Cooperation and Development (OECD) reduced its estimate for 2019 global GDP growth to 3.2% and its estimate for GDP growth in the world’s 20 largest economies to 3.4%. “The global economy was expanding in sync less than two years ago, but challenges to existing trade relationships and the multilateral rules-based trade system have now derailed global growth by raising uncertainty that is depressing investment and trade,” the OECD said in its May 2019 economic outlook.

While global economic growth is expected to slow this year, leading central banks have indicated they will consider more accommodative actions to support continued economic growth, which should also bolster financial markets.

Investors who remain fully invested in a diversified portfolio can, we believe, continue to benefit over time from market opportunities in a growing global economy. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2019	J.P. MORGAN FUNDS	1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.16%
ICE BofAML 3-Month US Treasury Bill Index	1.18%

Net Assets as of 4/30/2019	$418,098,363

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Global equity prices generally declined in the final months of 2018 only to rebound in the first months of 2019, pushing leading U.S. equity indexes to record highs in the final week of April. While U.S. equity markets outperformed other leading developed equity markets, the largest returns for the six month reporting period came from emerging markets equity and emerging markets debt.

Investor expectations of rising U.S. interest rates, signs of slowing economic growth in both China and the Eurozone and unresolved U.S.-China trade tensions combined to drive market volatility higher and equity prices lower in late 2018. The global sell-off became particularly acute in December 2018. In the U.S., the S&P 500 Index returned -9.18% for the month, its worst single-month performance since February 2009 and its worst December performance since 1931.

In Europe, a sharp decline in manufacturing exports, as well as political uncertainty in Italy and France, led to weakening business sentiment. In the U.K., Prime Minister Theresa May’s inability to win Parliament’s approval for a plan to exit the European Union served to further erode business and investor confidence.

However, by the end of December 2018, the U.S. Federal Reserve had moved to a neutral policy stance and the European Central Bank — while ending its quantitative easing program in the face of broad-based wage growth — reiterated its intention to hold interest rates at current levels through the end of 2019. The Bank of England also held U.K. interest rates steady.

Global equity and bond markets began to stabilize in January 2019 and asset prices generally advanced over the next three months as signs of inflationary pressure receded and corporate earnings showed surprising strength. Notably, the global oil prices fell in December 2018 to $42 per barrel of West Texas Intermediate crude and then rose to $63 per barrel by the end of April 2019.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2019. References to the Benchmark and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Benchmark does not imply the Fund is being managed to the Benchmark and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

During the reporting period, the Fund’s alternative investment strategies experienced positive performance, with gains from its event-driven and macro strategies largely offset by the Fund’s equity market neutral strategy.

The Fund’s event-driven strategy was the leading contributor to absolute performance. The merger arbitrage sub-strategy was a leading contributor within the event-driven strategy. The index arbitrage and post-reorganization equity sub-strategies detracted from absolute performance, partially offsetting gains from the merger arbitrage sub-strategy.

The Fund’s equity market neutral strategy had negative returns for the reporting period. From a return perspective, the Fund’s momentum factor was the worst performing factor over the reporting period. The Fund’s value factor also had negative return.

The Fund’s macro investment strategies generated positive returns, with gains led by relative value fixed income factors.

The Fund’s convertible bond arbitrage strategy’s performance was slightly positive over the reporting period.

HOW WAS THE FUND POSITIONED?

During the six month reporting period, the Fund’s risk was diversified across its investment strategies. Risk within the event-driven strategy increased over the reporting period and is near its historical average. In the equity market neutral strategy, aggregate risk was also within the typical range for much of the reporting period. The macro strategy was below its long-term target risk levels, declining slightly during the reporting period.

2	J.P. MORGAN FUNDS	APRIL 30, 2019

RISK ALLOCATION AS OF APRIL 30, 2018

Asset Class / Strategy	% of Risk Allocation***
Convertible Arbitrage (1)	7.3%
Equity Market Neutral (2)	33.6
Event Driven (3)	41.3
Macro Based (4)	17.8

TOP TEN HOLDINGS OF THE PORTFOLIO (a)
1.	Red Hat, Inc.	1.9%
2.	Tribune Media Co., Class A	1.8
3.	Worldpay, Inc., Class A	1.8
4.	Spark Therapeutics, Inc.	1.6
5.	Travelport Worldwide Ltd.	1.4
6.	Scout24 AG,	1.1
7.	Innogy SE	1.0
8.	HFF, Inc., Class A	1.0
9.	SunTrust Banks, Inc.	0.8
10.	Multi-Color Corp.	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of April 30, 2019 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.
(1)	Convertible Arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option).
(2)	Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e. selling short) that the Adviser expects to decrease in value.
(3)	Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.
(4)	Macro Based Strategies aim to exploit macro economic imbalances across the globe through a broad range of asset classes including, but not limited to fixed income, currency and commodities.
(a)	Percentages indicated are based upon total market value of investments as of April 30, 2019. The Fund’s portfolio composition is subject to change.

APRIL 30, 2019	J.P. MORGAN FUNDS	3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 12, 2013
With Sales Charge**		(4.48)%	(7.28)%	(1.64)%	(0.16)%
Without Sales Charge		0.03	(2.89)	(0.73)	0.59
CLASS C SHARES	February 12, 2013
With CDSC***		(1.26)	(4.38)	(1.23)	0.09
Without CDSC		(0.26)	(3.38)	(1.23)	0.09
CLASS I SHARES	February 12, 2013	0.17	(2.67)	(0.49)	0.84
CLASS R6 SHARES	February 12, 2013	0.24	(2.42)	(0.24)	1.05

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 4/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Systematic Alpha Fund and the ICE BofAML 3-Month US Treasury Bill Index from February 12, 2013 to April 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2019

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 43.0%

Aerospace & Defense — 0.2%

HEICO Corp.	6,567	693,016

Airlines — 0.1%

Qantas Airways Ltd. (Australia)	107,017	423,330

Auto Components — 0.1%

Gentex Corp.	20,642	475,385

Automobiles — 0.0% (a)

Fiat Chrysler Automobiles NV (United Kingdom)	6,300	97,083

Banks — 2.1%

CIT Group, Inc.	20,300	1,081,381

Citigroup, Inc.	15,900	1,124,130

Investors Bancorp, Inc.	81,700	959,975

Popular, Inc. (Puerto Rico)	18,800	1,084,948

Regions Financial Corp.	70,800	1,099,524

SunTrust Banks, Inc.	49,683	3,253,243

		8,603,201

Beverages — 0.2%

Boston Beer Co., Inc. (The), Class A*	2,108	653,501

Biotechnology — 1.5%

Spark Therapeutics, Inc.*	57,285	6,111,737

Building Products — 0.6%

Armstrong World Industries, Inc.	12,700	1,100,709

Continental Building Products, Inc.*	17,135	439,513

Masonite International Corp.*	20,900	1,076,141

		2,616,363

Capital Markets — 0.5%

BrightSphere Investment Group plc	62,550	916,983

MSCI, Inc.	5,000	1,126,900

		2,043,883

Chemicals — 2.1%

Celanese Corp.	9,900	1,068,111

Chemours Co. (The)	27,000	972,270

DuluxGroup Ltd. (Australia)	371,411	2,553,345

Eastman Chemical Co.	7,224	569,829

Ecolab, Inc.	8,200	1,509,456

Element Solutions, Inc.*	98,400	1,068,624

Huntsman Corp.	20,810	462,814

Kronos Worldwide, Inc.	8,126	110,514

LyondellBasell Industries NV, Class A	1,193	105,258

Mitsubishi Gas Chemical Co., Inc. (Japan)	22,000	330,283

		8,750,504

INVESTMENTS	SHARES	VALUE($)

Commercial Services & Supplies — 1.4%

Brady Corp., Class A	13,397	653,640

Deluxe Corp.	27,038	1,209,139

Herman Miller, Inc.	17,917	695,538

KAR Auction Services, Inc.	10,195	575,814

Multi-Color Corp.	53,878	2,688,512

		5,822,643

Communications Equipment — 0.9%

Cisco Systems, Inc.	8,554	478,596

InterDigital, Inc.	14,800	967,772

Quantenna Communications, Inc.*	99,034	2,411,478

		3,857,846

Construction & Engineering — 0.6%

Arcosa, Inc.	10,800	336,204

MasTec, Inc.*	20,900	1,058,585

NRW Holdings Ltd. (Australia)	82,690	171,378

Quanta Services, Inc.	26,100	1,059,660

		2,625,827

Construction Materials — 0.1%

Eagle Materials, Inc.	3,500	318,185

Consumer Finance — 0.4%

Navient Corp.	109,500	1,479,345

SLM Corp.	31,900	324,104

		1,803,449

Containers & Packaging — 0.1%

Owens-Illinois, Inc.	20,100	397,176

Diversified Consumer Services — 0.7%

H&R Block, Inc.	18,853	512,990

Navitas Ltd. (Australia)	331,161	1,350,768

Sotheby’s*	25,500	1,075,590

		2,939,348

Diversified Financial Services — 0.5%

AXA Equitable Holdings, Inc.	48,400	1,098,196

Jefferies Financial Group, Inc.	55,500	1,141,635

		2,239,831

Electric Utilities — 0.2%

Evergy, Inc.	16,500	954,030

Electrical Equipment — 0.8%

Eaton Corp. plc	24,211	2,005,155

EnerSys	7,145	494,362

Regal Beloit Corp.	8,083	687,702

		3,187,219

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Electronic Equipment, Instruments & Components — 0.1%

Dolby Laboratories, Inc., Class A	8,762	566,814

Energy Equipment & Services — 0.0% (a)

Seadrill Ltd. (United Kingdom)*	15,700	127,641

Entertainment — 0.4%

Madison Square Garden Co. (The), Class A*	5,100	1,593,444

Food & Staples Retailing — 0.7%

Matsumotokiyoshi Holdings Co. Ltd. (Japan)	14,300	473,483

Metcash Ltd. (Australia)	221,374	447,936

Smart & Final Stores, Inc.*	139,472	910,752

US Foods Holding Corp.*	20,563	751,578

Walgreens Boots Alliance, Inc.	8,421	451,113

		3,034,862

Food Products — 1.1%

GrainCorp Ltd., Class A (Australia)	274,999	1,743,966

Ingredion, Inc.	15,618	1,479,806

Wessanen (Netherlands)	108,922	1,412,249

		4,636,021

Health Care Equipment & Supplies — 0.8%

Danaher Corp.	19,322	2,559,006

STERIS plc	4,305	563,869

		3,122,875

Health Care Providers & Services — 0.8%

Chemed Corp.	440	143,783

Encompass Health Corp.	8,787	566,322

Humana, Inc.	1,341	342,505

Magellan Health, Inc.*	4,700	329,000

MEDNAX, Inc.*	35,600	995,732

Sigma Healthcare Ltd. (Australia)	2,438,298	901,801

UnitedHealth Group, Inc.	759	176,900

		3,456,043

Hotels, Restaurants & Leisure — 1.3%

Brinker International, Inc.	22,900	979,433

Cracker Barrel Old Country Store, Inc.	1,900	320,606

International Speedway Corp., Class A	46,362	2,045,491

Jack in the Box, Inc.	11,600	894,360

Starbucks Corp.	13,300	1,033,144

		5,273,034

Household Durables — 0.9%

Electrolux AB, Series B (Sweden)	55,158	1,351,830

Meritage Homes Corp.*	20,900	1,069,035

Newell Brands, Inc.	63,200	908,816

INVESTMENTS	SHARES	VALUE($)

Household Durables — continued

PulteGroup, Inc.	16,617	522,771

		3,852,452

Independent Power and Renewable Electricity Producers — 0.1%

Clearway Energy, Inc., Class C	36,651	581,651

Industrial Conglomerates — 0.4%

Smiths Group plc (United Kingdom)	80,740	1,607,497

Insurance — 0.9%

Lincoln National Corp.	16,700	1,114,224

Navigators Group, Inc. (The)	21,461	1,500,982

Third Point Reinsurance Ltd. (Bermuda)*	93,400	1,084,374

		3,699,580

Interactive Media & Services — 1.3%

Alphabet, Inc., Class A*	492	589,889

Cars.com, Inc.*	13,800	287,178

Scout24 AG (Germany) (b)	86,236	4,439,553

		5,316,620

Internet & Direct Marketing Retail — 0.7%

Booking Holdings, Inc.*	500	927,495

eBay, Inc.	26,200	1,015,250

Qurate Retail, Inc.*	59,600	1,016,180

		2,958,925

IT Services — 3.5%

LiveRamp Holdings, Inc.*	18,100	1,055,773

Perficient, Inc.*	26,030	766,323

Travelport Worldwide Ltd.	346,176	5,428,040

Visa, Inc., Class A	3,977	653,938

Worldpay, Inc., Class A*	59,084	6,925,236

		14,829,310

Life Sciences Tools & Services — 0.6%

Agilent Technologies, Inc.	6,683	524,615

ICON plc (Ireland)*	3,910	534,028

Pacific Biosciences of California, Inc.*	203,312	1,502,476

		2,561,119

Machinery — 0.5%

Allison Transmission Holdings, Inc.	12,871	603,135

Cummins, Inc.	3,952	657,178

Hillenbrand, Inc.	6,248	268,789

Wabash National Corp.	32,088	483,887

		2,012,989

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Media — 2.7%

Gannett Co., Inc.	155,268	1,448,650

John Wiley & Sons, Inc., Class A	7,625	352,123

Omnicom Group, Inc.	7,732	618,792

Sinclair Broadcast Group, Inc., Class A	41,438	1,897,446

Tribune Media Co., Class A	153,905	7,110,411

		11,427,422

Metals & Mining — 0.4%

Regis Resources Ltd. (Australia)	143,089	484,102

Sandstorm Gold Ltd. (Canada)*	44,200	237,876

Schnitzer Steel Industries, Inc., Class A	20,510	486,497

Steel Dynamics, Inc.	14,043	444,882

		1,653,357

Multiline Retail — 0.4%

Macy’s, Inc.	12,209	287,400

Nordstrom, Inc.	21,800	894,236

Target Corp.	5,856	453,371

		1,635,007

Multi-Utilities — 1.0%

Innogy SE (Germany)*	93,429	4,055,371

Oil, Gas & Consumable Fuels — 0.9%

CONSOL Energy, Inc.*	4,620	156,618

Delek US Holdings, Inc.	26,100	967,266

Gulfport Energy Corp.*	122,100	799,755

HollyFrontier Corp.	9,375	447,468

PBF Energy, Inc., Class A	11,917	400,173

PDC Energy, Inc.*	8,300	360,967

Peabody Energy Corp.	6,800	195,636

Phillips 66	5,544	522,633

		3,850,516

Paper & Forest Products — 0.4%

Louisiana-Pacific Corp.	63,480	1,590,174

Personal Products — 0.2%

Herbalife Nutrition Ltd.*	10,891	575,589

USANA Health Sciences, Inc.*	1,149	95,896

		671,485

Pharmaceuticals — 1.0%

Horizon Pharma plc*	19,974	509,936

Jazz Pharmaceuticals plc*	7,000	908,390

Johnson & Johnson	1,437	202,905

Mallinckrodt plc*	86,097	1,331,060

Pfizer, Inc.	34,499	1,401,004

		4,353,295

INVESTMENTS	SHARES	VALUE($)

Professional Services — 1.2%

FTI Consulting, Inc.*	8,003	680,095

ManpowerGroup, Inc.	12,100	1,162,084

Navigant Consulting, Inc.	49,900	1,139,217

Nielsen Holdings plc	14,700	375,291

WageWorks, Inc.*	32,012	1,561,865

		4,918,552

Real Estate Management & Development — 1.2%

HFF, Inc., Class A	78,223	3,722,633

Realogy Holdings Corp.	82,500	1,074,150

		4,796,783

Road & Rail — 0.5%

CSX Corp.	13,200	1,051,116

Genesee & Wyoming, Inc., Class A*	11,300	1,001,745

		2,052,861

Semiconductors & Semiconductor Equipment — 1.2%

Lam Research Corp.	3,139	651,123

Mellanox Technologies Ltd.*	8,655	1,041,196

MKS Instruments, Inc.	1,770	161,088

QUALCOMM, Inc.	17,000	1,464,210

Teradyne, Inc.	33,863	1,659,287

		4,976,904

Software — 2.6%

Nuance Communications, Inc.*	93,400	1,571,922

Oracle Corp.	26,144	1,446,547

Progress Software Corp.	13,855	631,927

Red Hat, Inc.*	39,891	7,281,304

		10,931,700

Specialty Retail — 1.0%

American Eagle Outfitters, Inc.	18,654	443,592

Best Buy Co., Inc.	3,520	261,923

Caleres, Inc.	11,005	288,661

Designer Brands, Inc.	13,394	298,017

Dick’s Sporting Goods, Inc.	13,428	496,836

Gap, Inc. (The)	55,500	1,447,440

Michaels Cos., Inc. (The)*	79,900	898,076

		4,134,545

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc.	656	131,640

HP, Inc.	24,078	480,356

NetApp, Inc.	8,060	587,171

		1,199,167

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.5%

Ralph Lauren Corp.	3,654	480,793

VF Corp.	16,700	1,576,647

		2,057,440

Trading Companies & Distributors — 0.3%

HD Supply Holdings, Inc.*	22,900	1,046,301

WESCO International, Inc.*	6,000	343,440

		1,389,741

Total Common Stocks (Cost $170,616,499)		179,538,754

	PRINCIPAL AMOUNT($)
Convertible Bonds — 7.8%

Aerospace & Defense — 0.1%

Arconic, Inc. 1.63%, 10/15/2019	511,000	507,973

Biotechnology — 0.9%

Acorda Therapeutics, Inc. 1.75%, 6/15/2021	764,000	665,158

AMAG Pharmaceuticals, Inc. 3.25%, 6/1/2022	515,000	434,330

BioMarin Pharmaceutical, Inc. 1.50%, 10/15/2020	351,000	393,559

Exact Sciences Corp. 1.00%, 1/15/2025	320,000	482,265

Intercept Pharmaceuticals, Inc. 3.25%, 7/1/2023	588,000	547,261

Ionis Pharmaceuticals, Inc. 1.00%, 11/15/2021	679,000	872,872

Neurocrine Biosciences, Inc. 2.25%, 5/15/2024	291,000	351,189

		3,746,634

Capital Markets — 0.3%

Ares Capital Corp. 3.75%, 2/1/2022	381,000	382,734

Prospect Capital Corp. 4.75%, 4/15/2020	706,000	712,140

		1,094,874

Communications Equipment — 0.3%

InterDigital, Inc. 1.50%, 3/1/2020	417,000	435,210

Lumentum Holdings, Inc. 0.25%, 3/15/2024	375,000	465,776

Viavi Solutions, Inc. 1.00%, 3/1/2024	383,000	446,705

		1,347,691

Construction & Engineering — 0.1%

KBR, Inc. 2.50%, 11/1/2023 (c)	408,000	444,972

Electronic Equipment, Instruments & Components — 0.1%

Vishay Intertechnology, Inc. 2.25%, 6/15/2025 (c)	430,000	412,777

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Energy Equipment & Services — 0.2%

Ensco Jersey Finance Ltd. 3.00%, 1/31/2024	513,000	433,485

Nabors Industries, Inc. 0.75%, 1/15/2024	581,000	418,536

		852,021

Entertainment — 0.1%

Live Nation Entertainment, Inc. 2.50%, 3/15/2023	443,000	520,773

Equity Real Estate Investment Trusts (REITs) — 0.3%

Colony Capital, Inc. 3.88%, 1/15/2021	412,000	392,965

Extra Space Storage LP 3.13%, 10/1/2035 (c)	353,000	411,986

Spirit Realty Capital, Inc.

2.88%, 5/15/2019	305,000	304,035

3.75%, 5/15/2021	148,000	149,111

3.75%, 5/15/2021	121,000	121,908

		1,380,005

Health Care Equipment & Supplies — 0.1%

NuVasive, Inc. 2.25%, 3/15/2021	384,000	440,651

Health Care Providers & Services — 0.4%

Anthem, Inc.

2.75%, 10/15/2042	101,000	367,387

2.75%, 10/15/2042	51,000	185,513

Molina Healthcare, Inc. 1.13%, 1/15/2020	284,000	904,988

		1,457,888

Health Care Technology — 0.1%

Allscripts Healthcare Solutions, Inc. 1.25%, 7/1/2020	564,000	553,866

Insurance — 0.1%

AXA SA (France) 7.25%, 5/15/2021 (c)	407,000	443,304

Interactive Media & Services — 0.1%

Momo, Inc. (China) 1.25%, 7/1/2025 (c)	476,000	445,216

Internet & Direct Marketing Retail — 0.4%

Booking Holdings, Inc. 0.35%, 6/15/2020	182,000	260,062

Etsy, Inc. Zero Coupon, 3/1/2023	248,000	482,515

Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047 (c)	403,000	402,926

MercadoLibre, Inc. (Argentina) 2.00%, 8/15/2028 (c)	387,000	499,714

		1,645,217

IT Services — 0.4%

Akamai Technologies, Inc. 0.13%, 5/1/2025 (c)	416,000	440,347

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Convertible Bonds — continued

IT Services — continued

Euronet Worldwide, Inc.

1.50%, 10/1/2044	417,000	852,515

Okta, Inc. 0.25%, 2/15/2023	246,000	544,352

		1,837,214

Life Sciences Tools & Services — 0.1%

Illumina, Inc. 0.50%, 6/15/2021	206,000	281,705

Machinery — 0.1%

Fortive Corp. 0.88%, 2/15/2022 (c)	484,000	510,632

Media — 0.2%

Liberty Interactive LLC 1.75%, 9/30/2046 (c)	375,000	450,083

Liberty Media Corp. 2.13%, 3/31/2048 (c)	405,000	392,321

		842,404

Metals & Mining — 0.1%

Royal Gold, Inc. 2.88%, 6/15/2019	413,000	412,504

Oil, Gas & Consumable Fuels — 0.4%

Cheniere Energy, Inc. 4.25%, 3/15/2045	717,000	566,430

Oasis Petroleum, Inc. 2.63%, 9/15/2023	490,000	468,505

Whiting Petroleum Corp. 1.25%, 4/1/2020	403,000	391,172

		1,426,107

Personal Products — 0.1%

Herbalife Nutrition Ltd. 2.63%, 3/15/2024	353,000	369,522

Pharmaceuticals — 0.4%

Assertio Therapeutics, Inc. 2.50%, 9/1/2021	552,000	417,805

Jazz Investments I Ltd. 1.88%, 8/15/2021	715,000	709,191

Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	397,000	400,266

		1,527,262

Semiconductors & Semiconductor Equipment — 1.0%

Integrated Device Technology, Inc. 0.88%, 11/15/2022	502,000	783,200

Intel Corp. 3.25%, 8/1/2039	198,000	494,460

Microchip Technology, Inc. 1.63%, 2/15/2025	396,000	786,460

NXP Semiconductors NV (Netherlands) 1.00%, 12/1/2019	458,000	506,387

Silicon Laboratories, Inc. 1.38%, 3/1/2022	351,000	446,721

Synaptics, Inc. 0.50%, 6/15/2022	438,000	399,894

Teradyne, Inc. 1.25%, 12/15/2023	322,000	527,811

Veeco Instruments, Inc. 2.70%, 1/15/2023	427,000	368,884

		4,313,817

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Software — 1.1%

j2 Global, Inc. 3.25%, 6/15/2029	575,000	780,203

Nuance Communications, Inc. 1.00%, 12/15/2035	416,000	386,789

Palo Alto Networks, Inc. 0.75%, 7/1/2023 (c)	386,000	437,516

Red Hat, Inc. 0.25%, 10/1/2019	497,000	1,231,485

ServiceNow, Inc. Zero Coupon, 6/1/2022	263,000	532,243

Verint Systems, Inc. 1.50%, 6/1/2021	596,000	667,292

Workday, Inc. 0.25%, 10/1/2022	382,000	566,976

		4,602,504

Technology Hardware, Storage & Peripherals — 0.2%

Electronics For Imaging, Inc. 0.75%, 9/1/2019	542,000	536,555

Western Digital Corp. 1.50%, 2/1/2024 (c)	462,000	412,160

		948,715

Transportation Infrastructure — 0.1%

Macquarie Infrastructure Corp. 2.00%, 10/1/2023	439,000	385,233

Total Convertible Bonds (Cost $29,486,174)		32,751,481

	SHARES
Convertible Preferred Stocks — 1.0%

Banks — 0.2%

Bank of America Corp. Series L, 7.25% ($1,000 par value)	376	496,512

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	363	474,600

		971,112

Electronic Equipment, Instruments & Components — 0.1%

Belden, Inc. 6.75%, 7/15/2019 ($100 par value)	6,091	457,373

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	9,000	535,590

Machinery — 0.3%

Colfax Corp. 5.75%, 1/15/2022 ($100 par value)	4,180	560,371

Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	4,700	481,327

		1,041,698

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Convertible Preferred Stocks — continued

Multi-Utilities — 0.3%

CenterPoint Energy, Inc. Series B, 7.00%, 9/1/2021 ($100 par value)	7,499	399,247

Dominion Energy, Inc. Series A, 6.75%, 8/15/2019 ($50 par value)	9,000	452,070

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	3,802	408,829

		1,260,146

Total Convertible Preferred Stocks (Cost $4,157,424)		4,265,919

Short-term Investments — 42.1%

Investment Companies — 42.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.39% (d) (e) (Cost $176,063,711)	176,063,711	176,063,711

Total Investments — 93.9% (Cost $380,323,808)		392,619,865
Other Assets Less Liabilities — 6.1%		25,478,498

NET ASSETS — 100.0%		418,098,363

Percentages indicated are based on net assets.

Abbreviations
MSCI	Morgan Stanley Capital International

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2019.
*	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2019

Futures contracts outstanding as of April 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

CAC 40 10 Euro Index	6	05/2019	EUR	373,662	5,622

Hang Seng Index	5	05/2019	HKD	940,778	4,853

IBEX 35 Index	4	05/2019	EUR	429,419	5,261

LME Aluminum Base Metal	124	05/2019	USD	5,496,300	(378,937)

LME Nickel Base Metal	33	05/2019	USD	2,405,205	(270,271)

LME Zinc Base Metal	46	05/2019	USD	3,352,250	123,511

100 oz Gold	13	06/2019	USD	1,671,280	(23,595)

Australia 10 Year Bond	103	06/2019	AUD	10,040,486	165,636

Australia 3 Year Bond	294	06/2019	AUD	23,612,081	179,103

Canada 10 Year Bond	65	06/2019	CAD	6,709,114	96,044

EURO STOXX 50 Index	9	06/2019	EUR	348,970	6,368

Euro-Bobl	119	06/2019	EUR	17,742,219	128,220

Euro-Bund	45	06/2019	EUR	8,343,526	131,093

Euro-Buxl	16	06/2019	EUR	3,387,052	124,286

FTSE 100 Index	4	06/2019	GBP	384,965	(2,009)

FTSE MIB Index	3	06/2019	EUR	361,201	1,071

Japan 10 Year Bond	19	06/2019	JPY	26,065,622	(14,908)

Lean Hogs	5	06/2019	USD	176,450	(19,865)

Live Cattle	251	06/2019	USD	11,470,700	(435,021)

LME Aluminum Base Metal	3	06/2019	USD	133,950	(4,669)

LME Zinc Base Metal	61	06/2019	USD	4,378,275	(740)

Long Gilt	37	06/2019	GBP	6,142,935	1,103

S&P 500 E-Mini Index	7	06/2019	USD	1,032,325	30,248

SPI 200 Index	17	06/2019	AUD	1,890,200	30,312

Sugar No. 11	67	06/2019	USD	925,993	(17,222)

U.S. Treasury 2 Year Note	121	06/2019	USD	25,774,891	77,705

U.S. Treasury 5 Year Note	106	06/2019	USD	12,258,734	90,309

U.S. Treasury 10 Year Note	266	06/2019	USD	32,900,875	390,313

U.S. Treasury Long Bond	30	06/2019	USD	4,425,938	61,558

WTI Crude Oil	43	06/2019	USD	2,751,140	(22,564)

Cocoa	144	07/2019	USD	3,396,960	(29,054)

Copper	7	07/2019	USD	508,463	(7,231)

LME Nickel Base Metal	17	07/2019	USD	1,243,482	(33,963)

LME Zinc Base Metal	26	07/2019	USD	1,847,300	11,836

WTI Crude Oil	22	07/2019	USD	1,407,340	(11,029)

Live Cattle	56	08/2019	USD	2,503,760	(93,765)

Cotton No. 2	36	12/2019	USD	1,362,420	891

					300,500

Short Contracts

LME Aluminum Base Metal	(124)	05/2019	USD	(5,496,300)	181,937

LME Nickel Base Metal	(33)	05/2019	USD	(2,405,205)	212,687

LME Zinc Base Metal	(46)	05/2019	USD	(3,352,250)	(28,163)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Short Contracts — continued

Natural Gas	(6)	05/2019	USD	(154,620)	18,314

WTI Crude Oil	(3)	05/2019	USD	(191,670)	(578)

Canada 10 Year Bond	(12)	06/2019	CAD	(1,238,606)	(18)

Euro-Bund	(89)	06/2019	EUR	(16,501,640)	(256,508)

Euro-Schatz	(8)	06/2019	EUR	(1,004,236)	38

Lean Hogs	(9)	06/2019	USD	(317,610)	(11,876)

LME Aluminum Base Metal	(35)	06/2019	USD	(1,562,750)	121,520

Long Gilt	(18)	06/2019	GBP	(2,988,455)	10,172

S&P 500 E-Mini Index	(931)	06/2019	USD	(137,299,225)	(7,068,832)

Sugar No. 11	(39)	06/2019	USD	(539,011)	16,156

TOPIX Index	(2)	06/2019	JPY	(291,485)	(4,453)

Cocoa	(28)	07/2019	USD	(660,520)	9,636

Coffee ‘C’	(111)	07/2019	USD	(3,877,368)	573,922

Corn	(577)	07/2019	USD	(10,458,125)	609,735

Cotton No. 2	(24)	07/2019	USD	(921,360)	15,908

Lean Hogs	(29)	07/2019	USD	(1,071,550)	12,214

Natural Gas	(46)	07/2019	USD	(1,214,860)	16,458

Silver	(7)	07/2019	USD	(524,125)	(719)

Soybean	(102)	07/2019	USD	(4,355,400)	294,212

Wheat	(252)	07/2019	USD	(5,402,250)	299,944

Feeder Cattle	(53)	08/2019	USD	(3,952,475)	253,219

Coffee ‘C’	(73)	09/2019	USD	(2,612,944)	64,543

Corn	(169)	09/2019	USD	(3,130,725)	36,527

					(4,624,005)

					(4,323,505)

Abbreviations

AUD	Australian Dollar
CAC	Continuous Assisted Quotation
CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
HKD	Hong Kong Dollar
IBEX	International Business Exchange

JPY	Japanese Yen
LME	London Metal Exchange
MIB	Milan, Italian Stock Exchange
S&P	Standard & Poor’s
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
USD	United States Dollar
WTI	West Texas Intermediate

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2019

Forward foreign currency exchange contracts outstanding as of April 30, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)

CAD	900,150	USD	667,412	Merrill Lynch International	5/15/2019	4,728

CHF	1,588,414	USD	1,558,457	BNP Paribas	5/15/2019	2,439

EUR	478,516	NZD	801,327	Deutsche Bank AG	5/15/2019	1,991

IDR	66,129,046,269	USD	4,643,242	Goldman Sachs International**	5/15/2019	3,316

INR	317,298,601	USD	4,545,825	Merrill Lynch International**	5/15/2019	5,842

JPY	57,744,034	CAD	692,684	State Street Corp.	5/15/2019	1,724

JPY	173,262,871	USD	1,550,555	Goldman Sachs International	5/15/2019	6,570

MXN	90,836,669	USD	4,771,620	HSBC Bank, NA	5/15/2019	9,642

NZD	1,212,068	EUR	718,168	Royal Bank of Canada	5/15/2019	3,304

NZD	806,111	USD	532,396	HSBC Bank, NA	5/15/2019	6,131

RUB	302,309,789	USD	4,648,488	Goldman Sachs International**	5/15/2019	20,218

USD	10,669,728	AUD	15,007,032	Citibank, NA	5/15/2019	87,112

USD	2,767,423	AUD	3,868,999	Standard Chartered Bank	5/15/2019	39,093

USD	1,707,956	CAD	2,282,603	TD Bank Financial Group	5/15/2019	3,541

USD	4,575,179	CHF	4,558,569	State Street Corp.	5/15/2019	95,583

USD	4,691,978	CZK	106,495,238	Citibank, NA	5/15/2019	30,532

USD	45,861,857	EUR	40,590,800	State Street Corp.	5/15/2019	282,795

USD	1,529,988	GBP	1,163,444	Deutsche Bank AG	5/15/2019	11,762

USD	711,159	GBP	543,665	HSBC Bank, NA	5/15/2019	1,709

USD	6,323,696	GBP	4,834,024	Merrill Lynch International	5/15/2019	15,585

USD	4,613,310	HUF	1,312,455,854	Standard Chartered Bank	5/15/2019	64,586

USD	4,773,210	ILS	17,044,150	BNP Paribas	5/15/2019	31,710

USD	454,203	JPY	50,531,223	Merrill Lynch International	5/15/2019	75

USD	31,944,132	JPY	3,546,439,133	State Street Corp.	5/15/2019	72,053

USD	938,600	JPY	104,313,021	TD Bank Financial Group	5/15/2019	1,132

USD	4,624,309	KRW	5,268,428,966	Goldman Sachs International**	5/15/2019	98,297

USD	19,198,737	NOK	163,532,436	State Street Corp.	5/15/2019	233,313

USD	4,705,064	PLN	17,866,820	BNP Paribas	5/15/2019	27,782

USD	7,169,476	SEK	66,134,943	Citibank, NA	5/15/2019	198,202

Total unrealized appreciation						1,360,767

AUD	1,803,193	USD	1,284,392	Standard Chartered Bank	5/15/2019	(12,822)

AUD	414,223	USD	296,234	TD Bank Financial Group	5/15/2019	(4,133)

CAD	37,122,463	USD	27,954,820	BNP Paribas	5/15/2019	(235,550)

CHF	2,098,572	USD	2,104,287	BNP Paribas	5/15/2019	(42,071)

EUR	378,857	USD	426,836	BNP Paribas	5/15/2019	(1,420)

EUR	1,361,846	USD	1,536,180	Royal Bank of Canada	5/15/2019	(6,975)

EUR	3,052,960	USD	3,431,720	Standard Chartered Bank	5/15/2019	(3,578)

NOK	3,821,638	USD	448,820	Barclays Bank plc	5/15/2019	(5,611)

NZD	62,848,429	USD	42,418,479	Merrill Lynch International	5/15/2019	(432,221)

USD	513,101	NOK	4,450,919	Royal Bank of Canada	5/15/2019	(3,088)

ZAR	66,948,608	USD	4,753,678	BNP Paribas	5/15/2019	(80,931)

Total unrealized depreciation						(828,400)

Net unrealized appreciation						532,367

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	India Rupee
JPY	Japanese Yen

KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.

Over-the-Counter (“OTC”) Total return swap contracts outstanding as of April 30, 2019:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Media General, Inc., CVR‡	Total appreciation of the position at maturity	Total depreciation of the position at maturity	At Termination	Union Bank of Switzerland AG	3/12/2021	USD 48,548	—	—

							—	—

OTC Total Return Basket Swaps Outstanding at April 30, 2019
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in GBP based on the local currencies of the positions within the swaps.	11/29/2019	$1,544,610	$(5,381)	$—	$(5,381)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
Meggitt plc	94,329	671,228	1,589	0.0	(a)

Air Freight & Logistics
Royal Mail plc	196,185	647,331	605	0.0	(a)

Capital Markets
3i Group plc	30,071	420,766	996	0.0	(a)

Diversified Financial Services
Plus500 Ltd.	62,324	429,108	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Energy Equipment & Services
Petrofac Ltd.	80,877	466,907	(613)	(0.0	)(a)

Food & Staples Retailing
J Sainsbury plc	95,983	278,853	368	0.0	(a)

Health Care Equipment & Supplies
Smith & Nephew plc	27,514	531,914	736	0.0	(a)

Hotels, Restaurants & Leisure
Carnival plc	1,794	95,108	714	0.0	(a)
GVC Holdings plc	70,058	597,837	1,468	0.0	(a)

	71,852	692,945	2,182	0.0	(a)

Household Durables
Barratt Developments plc	68,770	541,003	1,332	0.0	(a)
Berkeley Group Holdings plc	5,884	288,649	461	0.0	(a)
Bovis Homes Group plc	38,704	561,160	943	0.0	(a)
Redrow plc	75,306	606,157	1,252	0.0	(a)
Taylor Wimpey plc	229,476	544,044	1,228	0.0	(a)

	418,140	2,541,013	5,216	0.0	(a)

Media
Pearson plc	59,095	640,170	418	0.0	(a)

Metals & Mining
Antofagasta plc	10,385	123,455	493	0.0	(a)
Rio Tinto plc	8,984	524,118	1,037	0.0	(a)

	19,369	647,573	1,530	0.0	(a)

Oil, Gas & Consumable Fuels
Royal Dutch Shell plc	16,657	537,577	2,270	0.0	(a)
Tullow Oil plc	170,209	499,074	(985)	(0.0	)(a)

	186,866	1,036,651	1,285	0.0	(a)

Professional Services
RELX plc	29,495	677,666	1,129	0.0	(a)

Wireless Telecommunication Services
Vodafone Group plc	356,358	661,000	1,138	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,728,458	10,343,125	16,579	0.0	(a)

Short Positions

Common Stocks
Banks
Metro Bank plc*	(13,119)	(128,667)	(363)	(0.0	)(a)
Standard Chartered plc	(41,122)	(375,986)	(624)	(0.0	)(a)

	(54,241)	(504,653)	(987)	(0.0	)(a)

Capital Markets
St James’s Place plc	(35,669)	(523,454)	(1,818)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Chemicals
Johnson Matthey plc	(12,299)	(536,537)	(1,352)	(0.0	)(a)

Diversified Financial Services
Standard Life Aberdeen plc	(133,408)	(486,075)	(889)	(0.0	)(a)

Electrical Equipment
Melrose Industries plc	(41,132)	(108,833)	(381)	(0.0	)(a)

Food Products
Associated British Foods plc	(15,800)	(527,758)	(522)	(0.0	)(a)

Health Care Providers & Services
NMC Health plc	(12,816)	(473,268)	(1,653)	(0.0	)(a)
Spire Healthcare Group plc (b)	(51,894)	(90,610)	—	0.0	(a)

	(64,710)	(563,878)	(1,653)	(0.0	)(a)

Hotels, Restaurants & Leisure
Merlin Entertainments plc	(92,811)	(443,831)	(635)	(0.0	)(a)

Industrial Conglomerates
DCC plc	(5,798)	(518,981)	(1,232)	(0.0	)(a)

Insurance
Beazley plc	(75,068)	(565,647)	(1,808)	(0.0	)(a)
RSA Insurance Group plc	(76,966)	(545,621)	(1,650)	(0.0	)(a)

	(152,034)	(1,111,268)	(3,458)	(0.0	)(a)

Internet & Direct Marketing Retail
Just Eat plc*	(44,162)	(403,730)	(1,195)	(0.0	)(a)

Media
ITV plc	(319,176)	(569,932)	(1,187)	(0.0	)(a)

Metals & Mining
Fresnillo plc	(37,898)	(371,184)	(1,134)	(0.0	)(a)

Multiline Retail
B&M European Value Retail SA	(53,437)	(275,482)	(588)	(0.0	)(a)

Multi-Utilities
National Grid plc	(47,172)	(516,813)	(2,509)	(0.0	)(a)

Pharmaceuticals
Dechra Pharmaceuticals plc	(11,986)	(416,580)	(829)	(0.0	)(a)
Indivior plc*	(298,887)	(149,316)	(315)	(0.0	)(a)

	(310,873)	(565,896)	(1,144)	(0.0	)(a)

Professional Services
Capita plc	(41,824)	(69,722)	(213)	(0.0	)(a)

Real Estate Management & Development
Capital & Counties Properties plc	(165,959)	(524,772)	(843)	(0.0	)(a)

Specialty Retail
Kingfisher plc	(50,959)	(175,716)	(220)	(0.0	)(a)

Total Short Positions of Total Return Basket Swaps	(1,679,362)	(8,798,515)	(21,960)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	49,096	1,544,610	(5,381)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in USD based on the local currencies of the positions within the swaps.	11/29/2019 — 3/31/2020	$62,458,649	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Alaska Air Group, Inc.	11,090	686,471	—	0.0	(a)
Delta Air Lines, Inc.	12,080	704,143	—	0.0	(a)
Southwest Airlines Co.	12,124	657,485	—	0.0	(a)
United Continental Holdings, Inc.*	8,079	717,900	—	0.0	(a)

	43,373	2,765,999	—	0.0	(a)

Auto Components
Gentex Corp.	5,125	118,029	—	0.0	(a)

Banks
Cathay General Bancorp	19,305	710,231	—	0.0	(a)
First Interstate BancSystem, Inc.	16,402	693,148	—	0.0	(a)

	35,707	1,403,379	—	0.0	(a)

Beverages
Boston Beer Co., Inc. (The)*	423	131,134	—	0.0	(a)
Coca-Cola European Partners plc	12,002	643,187	—	0.0	(a)

	12,425	774,321	—	0.0	(a)

Building Products
Continental Building Products, Inc.*	8,115	208,150	—	0.0	(a)
Gibraltar Industries, Inc.*	16,661	660,942	—	0.0	(a)

	24,776	869,092	—	0.0	(a)

Chemicals
Celanese Corp.	6,372	687,475	—	0.0	(a)
CF Industries Holdings, Inc.	15,661	701,299	—	0.0	(a)
Eastman Chemical Co.	1,356	106,961	—	0.0	(a)
Huntsman Corp.	8,107	180,300	—	0.0	(a)
Kronos Worldwide, Inc.	36,425	495,380	—	0.0	(a)
LyondellBasell Industries NV	1,360	119,993	—	0.0	(a)
Quaker Chemical Corp.	3,246	726,520	—	0.0	(a)

	72,527	3,017,928	—	0.0	(a)

Commercial Services & Supplies
ABM Industries, Inc.	18,107	687,523	—	0.0	(a)
Deluxe Corp.	8,014	358,386	—	0.0	(a)
Herman Miller, Inc.	788	30,590	—	0.0	(a)
KAR Auction Services, Inc.	2,162	122,110	—	0.0	(a)
Steelcase, Inc.	42,855	740,963	—	0.0	(a)
Tetra Tech, Inc.	10,395	672,764	—	0.0	(a)

	82,321	2,612,336	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Communications Equipment
Cisco Systems, Inc.	1,186	66,357	—	0.0	(a)
F5 Networks, Inc.*	3,930	616,617	—	0.0	(a)
Juniper Networks, Inc.	23,513	652,956	—	0.0	(a)
NetScout Systems, Inc.*	22,332	656,561	—	0.0	(a)
Ubiquiti Networks, Inc.	4,181	712,651	—	0.0	(a)

	55,142	2,705,142	—	0.0	(a)

Consumer Finance
Ally Financial, Inc.	23,553	699,760	—	0.0	(a)
OneMain Holdings, Inc.	19,820	673,285	—	0.0	(a)
Santander Consumer USA Holdings, Inc.	1,211	25,855	—	0.0	(a)

	44,584	1,398,900	—	0.0	(a)

Containers & Packaging
International Paper Co.	14,301	669,430	—	0.0	(a)
Sonoco Products Co.	10,936	689,624	—	0.0	(a)
Westrock Co.	16,388	628,971	—	0.0	(a)

	41,625	1,988,025	—	0.0	(a)

Distributors
Core-Mark Holding Co., Inc.	14,620	531,437	—	0.0	(a)

Diversified Consumer Services
Adtalem Global Education, Inc.*	11,241	554,406	—	0.0	(a)
H&R Block, Inc.	2,973	80,895	—	0.0	(a)

	14,214	635,301	—	0.0	(a)

Diversified Financial Services
FGL Holdings	15,684	133,785	—	0.0	(a)

Diversified Telecommunication Services
Verizon Communications, Inc.	10,549	603,297	—	0.0	(a)

Electric Utilities
Exelon Corp.	12,388	631,169	—	0.0	(a)
OGE Energy Corp.	14,419	610,500	—	0.0	(a)
Pinnacle West Capital Corp.	7,217	687,564	—	0.0	(a)

	34,024	1,929,233	—	0.0	(a)

Electrical Equipment
Atkore International Group, Inc.*	27,376	677,830	—	0.0	(a)
Eaton Corp. plc	1,207	99,964	—	0.0	(a)
EnerSys	2,087	144,399	—	0.0	(a)
Generac Holdings, Inc.*	12,900	709,371	—	0.0	(a)
nVent Electric plc	4,580	128,011	—	0.0	(a)

	48,150	1,759,575	—	0.0	(a)

Electronic Equipment, Instruments & Components
CDW Corp.	6,471	683,338	—	0.0	(a)
Dolby Laboratories, Inc.	1,288	83,321	—	0.0	(a)
Fabrinet*	11,930	722,003	—	0.0	(a)
FLIR Systems, Inc.	13,152	696,267	—	0.0	(a)
Insight Enterprises, Inc.*	11,847	670,303	—	0.0	(a)
KEMET Corp.	35,369	632,044	—	0.0	(a)
Zebra Technologies Corp.*	273	57,641	—	0.0	(a)

	80,330	3,544,917	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Energy Equipment & Services
Helix Energy Solutions Group, Inc.*	66,506	520,077	—	0.0	(a)

Entertainment
Viacom, Inc.	22,084	638,448	—	0.0	(a)

Food & Staples Retailing
Sysco Corp.	1,318	92,748	—	0.0	(a)
Walgreens Boots Alliance, Inc.	3,964	212,351	—	0.0	(a)

	5,282	305,099	—	0.0	(a)

Food Products
B&G Foods, Inc.	28,297	735,722	—	0.0	(a)
Cal-Maine Foods, Inc.	958	39,384	—	0.0	(a)
Hershey Co. (The)	5,401	674,315	—	0.0	(a)
Hormel Foods Corp.	13,961	557,602	—	0.0	(a)
Ingredion, Inc.	2,447	231,853	—	0.0	(a)
Lancaster Colony Corp.	4,111	611,347	—	0.0	(a)
Simply Good Foods Co. (The)*	30,046	674,833	—	0.0	(a)
TreeHouse Foods, Inc.*	9,682	648,500	—	0.0	(a)

	94,903	4,173,556	—	0.0	(a)

Health Care Equipment & Supplies
Abbott Laboratories	6,884	547,691	—	0.0	(a)
Baxter International, Inc.	7,671	585,298	—	0.0	(a)
Hill-Rom Holdings, Inc.	5,160	523,327	—	0.0	(a)
Hologic, Inc.*	12,979	601,966	—	0.0	(a)
Integer Holdings Corp.*	7,835	541,320	—	0.0	(a)
Medtronic plc	6,111	542,718	—	0.0	(a)

	46,640	3,342,320	—	0.0	(a)

Health Care Providers & Services
Chemed Corp.	70	22,875	—	0.0	(a)
Cigna Corp.	3,217	510,988	—	0.0	(a)
Encompass Health Corp.	143	9,216	—	0.0	(a)
Ensign Group, Inc. (The)	12,013	618,910	—	0.0	(a)
Humana, Inc.	653	166,783	—	0.0	(a)
Premier, Inc.*	17,069	567,203	—	0.0	(a)
Universal Health Services, Inc.	4,073	516,741	—	0.0	(a)
US Physical Therapy, Inc.	5,024	585,246	—	0.0	(a)

	42,262	2,997,962	—	0.0	(a)

Household Durables
PulteGroup, Inc.	2,166	68,142	—	0.0	(a)

Household Products
Church & Dwight Co., Inc.	8,712	652,964	—	0.0	(a)
Kimberly-Clark Corp.	5,011	643,312	—	0.0	(a)
Procter & Gamble Co. (The)	5,991	637,922	—	0.0	(a)

	19,714	1,934,198	—	0.0	(a)

Independent Power and Renewable Electricity Producers
Clearway Energy, Inc.	4,665	74,034	—	0.0	(a)

Insurance
American Equity Investment Life Holding Co.	22,850	672,018	—	0.0	(a)
AMERISAFE, Inc.	5,254	311,142	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Insurance — continued
Athene Holding Ltd.*	14,985	676,723	—	0.0	(a)
Universal Insurance Holdings, Inc.	21,125	629,314	—	0.0	(a)

	64,214	2,289,197	—	0.0	(a)

Interactive Media & Services
Alphabet, Inc.*	36	43,162	—	0.0	(a)
Liberty TripAdvisor Holdings, Inc.*	46,289	682,300	—	0.0	(a)
TripAdvisor, Inc.*	12,004	638,973	—	0.0	(a)

	58,329	1,364,435	—	0.0	(a)

IT Services
Accenture plc	3,527	644,277	—	0.0	(a)
Automatic Data Processing, Inc.	3,883	638,326	—	0.0	(a)
Cognizant Technology Solutions Corp.	8,811	642,851	—	0.0	(a)
CSG Systems International, Inc.	14,745	658,364	—	0.0	(a)
EVERTEC, Inc.	22,050	690,385	—	0.0	(a)
ManTech International Corp.	11,553	716,170	—	0.0	(a)
MAXIMUS, Inc.	8,727	642,744	—	0.0	(a)
PayPal Holdings, Inc.*	5,984	674,816	—	0.0	(a)
Total System Services, Inc.	6,494	663,947	—	0.0	(a)

	85,774	5,971,880	—	0.0	(a)

Life Sciences Tools & Services
Charles River Laboratories International, Inc.*	3,741	525,498	—	0.0	(a)
Medpace Holdings, Inc.*	9,021	506,710	—	0.0	(a)
Thermo Fisher Scientific, Inc.	1,949	540,750	—	0.0	(a)

	14,711	1,572,958	—	0.0	(a)

Machinery
AGCO Corp.	9,579	678,002	—	0.0	(a)
Allison Transmission Holdings, Inc.	600	28,116	—	0.0	(a)
Hillenbrand, Inc.	5,706	245,472	—	0.0	(a)
ITT, Inc.	11,164	675,980	—	0.0	(a)
Parker-Hannifin Corp.	3,619	655,328	—	0.0	(a)
Snap-on, Inc.	3,932	661,677	—	0.0	(a)
Watts Water Technologies, Inc.	7,706	659,557	—	0.0	(a)

	42,306	3,604,132	—	0.0	(a)

Media
Discovery, Inc.*	23,817	735,945	—	0.0	(a)
John Wiley & Sons, Inc.	7,218	333,327	—	0.0	(a)
MSG Networks, Inc.*	28,371	653,384	—	0.0	(a)
Omnicom Group, Inc.	1,050	84,032	—	0.0	(a)
TEGNA, Inc.	44,811	713,391	—	0.0	(a)

	105,267	2,520,079	—	0.0	(a)

Metals & Mining
Schnitzer Steel Industries, Inc.	6,532	154,939	—	0.0	(a)
Steel Dynamics, Inc.	3,675	116,424	—	0.0	(a)
Warrior Met Coal, Inc.	20,279	628,649	—	0.0	(a)

	30,486	900,012	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Multiline Retail
Kohl’s Corp.	7,469	531,046	—	0.0	(a)
Macy’s, Inc.	9,315	219,275	—	0.0	(a)
Nordstrom, Inc.	12,201	500,485	—	0.0	(a)
Target Corp.	849	65,730	—	0.0	(a)

	29,834	1,316,536	—	0.0	(a)

Multi-Utilities
CenterPoint Energy, Inc.	22,350	692,850	—	0.0	(a)
NorthWestern Corp.	8,806	615,099	—	0.0	(a)

	31,156	1,307,949	—	0.0	(a)

Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corp.	19,908	515,418	—	0.0	(a)
ConocoPhillips	8,222	518,973	—	0.0	(a)
CONSOL Energy, Inc.*	13,400	454,260	—	0.0	(a)
CVR Energy, Inc.	12,802	583,899	—	0.0	(a)
Denbury Resources, Inc.*	219,119	488,635	—	0.0	(a)
Exxon Mobil Corp.	6,605	530,250	—	0.0	(a)
HollyFrontier Corp.	2,247	107,249	—	0.0	(a)
Marathon Oil Corp.	11,498	195,926	—	0.0	(a)
PBF Energy, Inc.	7,025	235,900	—	0.0	(a)

	300,826	3,630,510	—	0.0	(a)

Paper & Forest Products
Domtar Corp.	13,144	642,741	—	0.0	(a)
Louisiana-Pacific Corp.	3,876	97,094	—	0.0	(a)
Verso Corp.*	29,294	653,842	—	0.0	(a)

	46,314	1,393,677	—	0.0	(a)

Personal Products
Medifast, Inc.	5,062	742,545	—	0.0	(a)
USANA Health Sciences, Inc.*	2,271	189,537	—	0.0	(a)

	7,333	932,082	—	0.0	(a)

Pharmaceuticals
Eli Lilly & Co.	4,523	529,372	—	0.0	(a)
Jazz Pharmaceuticals plc*	681	88,373	—	0.0	(a)
Johnson & Johnson	462	65,234	—	0.0	(a)
Mallinckrodt plc*	5,943	91,879	—	0.0	(a)
Pfizer, Inc.	1,208	49,057	—	0.0	(a)

	12,817	823,915	—	0.0	(a)

Professional Services
Korn Ferry	7,830	368,166	—	0.0	(a)
Navigant Consulting, Inc.	7,361	168,052	—	0.0	(a)
Robert Half International, Inc.	4,429	274,997	—	0.0	(a)

	19,620	811,215	—	0.0	(a)

Road & Rail
ArcBest Corp.	20,069	613,309	—	0.0	(a)
CSX Corp.	8,287	659,894	—	0.0	(a)
Genesee & Wyoming, Inc.*	8,111	719,040	—	0.0	(a)
Norfolk Southern Corp.	3,314	676,122	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Road & Rail — continued
Schneider National, Inc.	30,997	647,837	—	0.0	(a)

	70,778	3,316,202	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	6,166	716,736	—	0.0	(a)
Cabot Microelectronics Corp.	5,585	705,106	—	0.0	(a)
Diodes, Inc.*	16,931	616,627	—	0.0	(a)
Intel Corp.	556	28,378	—	0.0	(a)
Kulicke & Soffa Industries, Inc.	29,266	681,020	—	0.0	(a)
Lam Research Corp.	557	115,539	—	0.0	(a)
Mellanox Technologies Ltd.*	6,133	737,800	—	0.0	(a)
MKS Instruments, Inc.	5,010	455,960	—	0.0	(a)
ON Semiconductor Corp.*	29,781	686,750	—	0.0	(a)
Qorvo, Inc.*	8,693	657,278	—	0.0	(a)
Teradyne, Inc.	6,446	315,854	—	0.0	(a)
Xperi Corp.	26,530	659,270	—	0.0	(a)

	141,654	6,376,318	—	0.0	(a)

Software
Cadence Design Systems, Inc.*	9,812	680,757	—	0.0	(a)
Check Point Software Technologies Ltd.*	4,926	594,864	—	0.0	(a)
Citrix Systems, Inc.	6,210	626,962	—	0.0	(a)
CyberArk Software Ltd.*	5,224	673,530	—	0.0	(a)
Intuit, Inc.	2,382	598,025	—	0.0	(a)
LogMeIn, Inc.	7,726	636,622	—	0.0	(a)
Microsoft Corp.	5,279	689,437	—	0.0	(a)
Oracle Corp.	3,741	206,990	—	0.0	(a)

	45,300	4,707,187	—	0.0	(a)

Specialty Retail
Abercrombie & Fitch Co.	22,816	681,970	—	0.0	(a)
American Eagle Outfitters, Inc.	6,274	149,196	—	0.0	(a)
Best Buy Co., Inc.	3,748	278,889	—	0.0	(a)
Caleres, Inc.	10,553	276,805	—	0.0	(a)
Designer Brands, Inc.	14,415	320,734	—	0.0	(a)
Foot Locker, Inc.	1,908	109,157	—	0.0	(a)
Genesco, Inc.*	13,600	609,416	—	0.0	(a)
Office Depot, Inc.	206,798	496,315	—	0.0	(a)
Rent-A-Center, Inc.*	26,364	657,254	—	0.0	(a)
RH*	4,634	494,494	—	0.0	(a)
Sally Beauty Holdings, Inc.*	28,974	512,840	—	0.0	(a)
Shoe Carnival, Inc.	16,786	598,589	—	0.0	(a)
Signet Jewelers Ltd.	22,973	532,514	—	0.0	(a)
Urban Outfitters, Inc.*	5,948	176,834	—	0.0	(a)
Williams-Sonoma, Inc.	2,694	154,016	—	0.0	(a)

	388,485	6,049,023	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Apple, Inc.	1,558	312,644	—	0.0	(a)
Hewlett Packard Enterprise Co.	39,479	624,163	—	0.0	(a)
HP, Inc.	10,364	206,762	—	0.0	(a)
NetApp, Inc.	1,559	113,573	—	0.0	(a)

	52,960	1,257,142	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Textiles, Apparel & Luxury Goods
Columbia Sportswear Co.	2,128	212,736	—	0.0	(a)
Deckers Outdoor Corp.*	4,199	664,324	—	0.0	(a)
Oxford Industries, Inc.	3,810	316,459	—	0.0	(a)
Ralph Lauren Corp.	1,146	150,791	—	0.0	(a)
Steven Madden Ltd.	18,221	662,333	—	0.0	(a)

	29,504	2,006,643	—	0.0	(a)

Thrifts & Mortgage Finance
MGIC Investment Corp.*	47,088	689,368	—	0.0	(a)
New York Community Bancorp, Inc.	57,407	667,644	—	0.0	(a)
Radian Group, Inc.	30,340	710,563	—	0.0	(a)

	134,835	2,067,575	—	0.0	(a)

Trading Companies & Distributors
HD Supply Holdings, Inc.*	3,255	148,721	—	0.0	(a)
WW Grainger, Inc.	627	176,814	—	0.0	(a)

	3,882	325,535	—	0.0	(a)

Wireless Telecommunication Services
Shenandoah Telecommunications Co.	13,948	576,471	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	2,669,731	95,965,205	—	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Cubic Corp.	(5,615)	(318,820)	—	0.0	(a)
Mercury Systems, Inc.*	(2,105)	(153,707)	—	0.0	(a)

	(7,720)	(472,527)	—	0.0	(a)

Beverages
MGP Ingredients, Inc.	(6,437)	(565,619)	—	0.0	(a)

Chemicals
DowDuPont, Inc.	(9,640)	(370,658)	—	0.0	(a)
GCP Applied Technologies, Inc.*	(11,072)	(318,763)	—	0.0	(a)
RPM International, Inc.	(7,933)	(481,136)	—	0.0	(a)
Sensient Technologies Corp.	(7,434)	(521,272)	—	0.0	(a)

	(36,079)	(1,691,829)	—	0.0	(a)

Communications Equipment
Infinera Corp.*	(51,166)	(222,060)	—	0.0	(a)
NETGEAR, Inc.*	(14,782)	(458,685)	—	0.0	(a)
ViaSat, Inc.*	(5,697)	(517,402)	—	0.0	(a)

	(71,645)	(1,198,147)	—	0.0	(a)

Construction & Engineering
Dycom Industries, Inc.*	(8,370)	(415,068)	—	0.0	(a)
Granite Construction, Inc.	(11,092)	(497,920)	—	0.0	(a)

	(19,462)	(912,988)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Construction Materials
Martin Marietta Materials, Inc.	(986)	(218,793)	—	0.0	(a)
US Concrete, Inc.*	(3,944)	(185,881)	—	0.0	(a)
Vulcan Materials Co.	(3,136)	(395,481)	—	0.0	(a)

	(8,066)	(800,155)	—	0.0	(a)

Containers & Packaging
Crown Holdings, Inc.*	(9,441)	(548,805)	—	0.0	(a)

Diversified Telecommunication Services
ORBCOMM, Inc.*	(71,350)	(516,574)	—	0.0	(a)

Electronic Equipment, Instruments & Components
nLight, Inc.*	(22,834)	(596,652)	—	0.0	(a)
Rogers Corp.*	(3,409)	(571,076)	—	0.0	(a)

	(26,243)	(1,167,728)	—	0.0	(a)

Energy Equipment & Services
McDermott International, Inc.*	(49,200)	(398,028)	—	0.0	(a)
Oceaneering International, Inc.*	(24,607)	(472,455)	—	0.0	(a)
Oil States International, Inc.*	(22,423)	(433,212)	—	0.0	(a)
Weatherford International plc*	(668,232)	(369,733)	—	0.0	(a)

	(764,462)	(1,673,428)	—	0.0	(a)

Entertainment
Netflix, Inc.*	(1,083)	(401,295)	—	0.0	(a)

Food & Staples Retailing
Casey’s General Stores, Inc.	(3,968)	(525,165)	—	0.0	(a)

Food Products
Hain Celestial Group, Inc. (The)*	(2,164)	(47,218)	—	0.0	(a)
Kraft Heinz Co. (The)	(4,423)	(147,021)	—	0.0	(a)

	(6,587)	(194,239)	—	0.0	(a)

Health Care Equipment & Supplies
Cerus Corp.*	(62,628)	(383,910)	—	0.0	(a)
Nevro Corp.*	(930)	(57,390)	—	0.0	(a)
Penumbra, Inc.*	(2,854)	(383,863)	—	0.0	(a)
ViewRay, Inc.*	(30,868)	(214,841)	—	0.0	(a)

	(97,280)	(1,040,004)	—	0.0	(a)

Health Care Providers & Services
Guardant Health, Inc.*	(6,094)	(399,218)	—	0.0	(a)

Health Care Technology
Evolent Health, Inc.*	(22,366)	(303,059)	—	0.0	(a)
Teladoc Health, Inc.*	(6,821)	(387,979)	—	0.0	(a)

	(29,187)	(691,038)	—	0.0	(a)

Hotels, Restaurants & Leisure
Red Rock Resorts, Inc.	(15,580)	(420,348)	—	0.0	(a)

Household Durables
iRobot Corp.*	(2,916)	(301,923)	—	0.0	(a)

Insurance
Markel Corp.*	(432)	(462,892)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Interactive Media & Services
Match Group, Inc.	(9,146)	(552,418)	—	0.0	(a)
Snap, Inc.*	(32,167)	(358,340)	—	0.0	(a)
TrueCar, Inc.*	(19,274)	(124,125)	—	0.0	(a)

	(60,587)	(1,034,883)	—	0.0	(a)

Internet & Direct Marketing Retail
Groupon, Inc.*	(67,065)	(236,069)	—	0.0	(a)
Wayfair, Inc.*	(1,888)	(306,139)	—	0.0	(a)

	(68,953)	(542,208)	—	0.0	(a)

IT Services
MongoDB, Inc.*	(3,766)	(530,705)	—	0.0	(a)

Leisure Products
Mattel, Inc.*	(30,985)	(377,707)	—	0.0	(a)

Machinery
Manitowoc Co., Inc. (The)*	(28,626)	(511,260)	—	0.0	(a)
Navistar International Corp.*	(14,155)	(483,252)	—	0.0	(a)
Welbilt, Inc.*	(30,816)	(518,633)	—	0.0	(a)

	(73,597)	(1,513,145)	—	0.0	(a)

Media
Liberty Broadband Corp.*	(4,087)	(403,428)	—	0.0	(a)

Metals & Mining
Alcoa Corp.*	(18,568)	(495,394)	—	0.0	(a)
Coeur Mining, Inc.*	(112,723)	(406,930)	—	0.0	(a)
Compass Minerals International, Inc.	(6,649)	(381,586)	—	0.0	(a)
United States Steel Corp.	(25,124)	(391,935)	—	0.0	(a)

	(163,064)	(1,675,845)	—	0.0	(a)

Multi-Utilities
Consolidated Edison, Inc.	(6,287)	(541,688)	—	0.0	(a)
NiSource, Inc.	(9,995)	(277,661)	—	0.0	(a)

	(16,282)	(819,349)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Centennial Resource Development, Inc.*	(1,648)	(17,354)	—	0.0	(a)
Matador Resources Co.*	(8,594)	(169,216)	—	0.0	(a)
Parsley Energy, Inc.*	(9,740)	(194,410)	—	0.0	(a)
Pioneer Natural Resources Co.	(2,744)	(456,766)	—	0.0	(a)
WPX Energy, Inc.*	(2,602)	(36,142)	—	0.0	(a)

	(25,328)	(873,888)	—	0.0	(a)

Personal Products
Avon Products, Inc.*	(169,903)	(540,292)	—	0.0	(a)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.*	(4,691)	(178,962)	—	0.0	(a)
Intra-Cellular Therapies, Inc.*	(9,418)	(124,035)	—	0.0	(a)
TherapeuticsMD, Inc.*	(96,763)	(416,081)	—	0.0	(a)
Theravance Biopharma, Inc.*	(17,210)	(410,458)	—	0.0	(a)

	(128,082)	(1,129,536)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Professional Services
TransUnion	(7,526)	(524,186)	—	0.0	(a)
TriNet Group, Inc.*	(8,729)	(544,166)	—	0.0	(a)

	(16,255)	(1,068,352)	—	0.0	(a)

Road & Rail
Hertz Global Holdings, Inc.*	(27,314)	(496,569)	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.*	(19,733)	(545,223)	—	0.0	(a)

Software
Benefitfocus, Inc.*	(10,228)	(416,586)	—	0.0	(a)
Box, Inc.*	(14,403)	(296,990)	—	0.0	(a)
Coupa Software, Inc.*	(5,927)	(612,437)	—	0.0	(a)
FireEye, Inc.*	(15,557)	(249,223)	—	0.0	(a)
LivePerson, Inc.*	(17,287)	(507,028)	—	0.0	(a)
New Relic, Inc.*	(5,194)	(546,617)	—	0.0	(a)
Nutanix, Inc.*	(13,305)	(574,643)	—	0.0	(a)
PROS Holdings, Inc.*	(11,802)	(604,734)	—	0.0	(a)
Q2 Holdings, Inc.*	(6,385)	(481,557)	—	0.0	(a)
Varonis Systems, Inc.*	(8,925)	(635,014)	—	0.0	(a)

	(109,013)	(4,924,829)	—	0.0	(a)

Specialty Retail
CarMax, Inc.*	(700)	(54,502)	—	0.0	(a)
Carvana Co.*	(6,852)	(490,329)	—	0.0	(a)

	(7,552)	(544,831)	—	0.0	(a)

Technology Hardware, Storage & Peripherals
3D Systems Corp.*	(24,369)	(259,286)	—	0.0	(a)

Trading Companies & Distributors
H&E Equipment Services, Inc.	(18,950)	(576,269)	—	0.0	(a)
Herc Holdings, Inc.*	(9,252)	(445,576)	—	0.0	(a)
SiteOne Landscape Supply, Inc.*	(6,125)	(412,213)	—	0.0	(a)

	(34,327)	(1,434,058)	—	0.0	(a)

Water Utilities
Aqua America, Inc.	(11,404)	(445,440)	—	0.0	(a)
California Water Service Group	(7,205)	(363,060)	—	0.0	(a)

	(18,609)	(808,500)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(2,185,838)	(33,506,556)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	483,893	62,458,649	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BA on long positions and short positions respectively, which is denominated in CAD based on the local currencies of the positions within the swaps.	11/12/2019 — 11/29/2019	$(4,701,542)	$—	$—	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
Magna International, Inc.	10,286	572,536	—	0.0	(a)

Food & Staples Retailing
Empire Co. Ltd.	27,603	613,995	—	0.0	(a)

Insurance
iA Financial Corp., Inc.	17,075	679,839	—	0.0	(a)

Media
Quebecor, Inc.	25,496	635,830	—	0.0	(a)

lOil, Gas & Consumable Fuels
Cameco Corp.	45,630	503,405	—	0.0	(a)
Cenovus Energy, Inc.	56,840	563,436	—	0.0	(a)
Whitecap Resources, Inc.	137,932	554,940	—	0.0	(a)

	240,402	1,621,781	—	0.0	(a)

Road & Rail
TFI International, Inc.	21,452	704,552	—	0.0	(a)

Thrifts & Mortgage Finance
Genworth MI Canada, Inc.	14,181	440,662	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	356,495	5,269,195	—	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc.*	(190,904)	(326,319)	—	0.0	(a)

Construction & Engineering
SNC-Lavalin Group, Inc.	(19,709)	(491,364)	—	0.0	(a)

Containers & Packaging
CCL Industries, Inc.	(12,977)	(553,583)	—	0.0	(a)

Diversified Financial Services
Onex Corp.	(9,347)	(542,178)	—	0.0	(a)

Food Products
Premium Brands Holdings Corp.	(9,093)	(546,585)	—	0.0	(a)

Gas Utilities
AltaGas Ltd.	(38,402)	(510,517)	—	0.0	(a)

Hotels, Restaurants & Leisure
Star Group, Inc. (The)*	(22,601)	(426,479)	—	0.0	(a)

IT Services
Shopify, Inc.*	(2,424)	(589,399)	—	0.0	(a)

Metals & Mining
First Quantum Minerals Ltd.	(44,529)	(470,318)	—	0.0	(a)
Franco-Nevada Corp.	(5,775)	(413,781)	—	0.0	(a)
IAMGOLD Corp.*	(161,912)	(487,053)	—	0.0	(a)
Kinross Gold Corp.*	(144,647)	(459,951)	—	0.0	(a)
Lundin Mining Corp.	(109,278)	(586,481)	—	0.0	(a)
Yamana Gold, Inc.	(197,918)	(434,336)	—	0.0	(a)

	(664,059)	(2,851,920)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Multiline Retail
Dollarama, Inc.	(14,310)	(429,823)	—	0.0	(a)

Multi-Utilities
Atco Ltd.	(14,791)	(507,312)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Baytex Energy Corp.*	(222,723)	(452,196)	—	0.0	(a)
Inter Pipeline Ltd.	(25,131)	(409,315)	—	0.0	(a)
Keyera Corp.	(17,294)	(399,658)	—	0.0	(a)
Vermilion Energy, Inc.	(16,232)	(414,493)	—	0.0	(a)

	(281,380)	(1,675,662)	—	0.0	(a)

Trading Companies & Distributors
Finning International, Inc.	(28,944)	(519,596)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(1,308,941)	(9,970,737)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(952,446)	(4,701,542)	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, which is denominated in EUR based on the local currencies of the positions within the swaps.	11/29/2019	$2,170,129	$10,888	$—	$10,888

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Deutsche Lufthansa AG (Registered)	28,301	684,707	1,610	0.0	(a)

Automobiles
Peugeot SA	6,388	167,486	117	0.0	(a)

Chemicals
Arkema SA	2,026	208,023	193	0.0	(a)
Covestro AG (b)	9,231	507,221	2,488	0.0	(a)
Solvay SA	5,861	706,694	2,323	0.0	(a)

	17,118	1,421,938	5,004	0.0	(a)

Commercial Services & Supplies
Edenred	14,568	686,849	427	0.0	(a)
Societe BIC SA	603	51,946	(29)	(0.0	)(a)

	15,171	738,795	398	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Construction & Engineering
Eiffage SA	1,226	128,008	(12)	(0.0	)(a)
HOCHTIEF AG	1,120	167,450	376	0.0	(a)
Koninklijke BAM Groep NV	148,259	724,011	2,325	0.0	(a)
Sacyr SA	80,580	197,830	624	0.0	(a)

	231,185	1,217,299	3,313	0.0	(a)

Diversified Telecommunication Services
Telefonica SA	74,330	619,715	120	0.0	(a)

Electric Utilities
Enel SpA	55,459	351,175	414	0.0	(a)
Iberdrola SA	72,692	660,581	340	0.0	(a)
Verbund AG	12,922	641,669	774	0.0	(a)

	141,073	1,653,425	1,528	0.0	(a)

Electrical Equipment
Signify NV (b)	2,768	82,986	—	0.0	(a)

Food & Staples Retailing
METRO AG	40,602	689,890	2,248	0.0	(a)

Food Products
Danone SA	8,782	709,980	—	0.0	(a)

Gas Utilities
Italgas SpA	108,573	678,201	1,130	0.0	(a)

Health Care Equipment & Supplies
Koninklijke Philips NV	3,751	161,082	1,359	0.0	(a)

Independent Power and Renewable Electricity Producers
Uniper SE	3,372	102,318	165	0.0	(a)

Insurance
Ageas	2,292	121,122	299	0.0	(a)
ASR Nederland NV	1,516	67,453	119	0.0	(a)
AXA SA	24,696	658,557	843	0.0	(a)
CNP Assurances	29,277	691,544	652	0.0	(a)
Unipol Gruppo SpA	124,789	635,693	819	0.0	(a)

	182,570	2,174,369	2,732	0.0	(a)

IT Services
Amadeus IT Group SA	2,790	222,354	426	0.0	(a)

Machinery
Valmet OYJ	24,472	674,130	1,659	0.0	(a)

Media
Eutelsat Communications SA	11,480	207,476	302	0.0	(a)
Mediaset Espana Comunicacion SA	11,854	91,929	190	0.0	(a)
ProSiebenSat.1 Media SE	25,903	409,489	1,733	0.0	(a)
Publicis Groupe SA	11,503	683,696	1,450	0.0	(a)

	60,740	1,392,590	3,675	0.0	(a)

Metals & Mining
Eramet	10,579	740,836	1,384	0.0	(a)

Multi-Utilities
A2A SpA	57,536	96,294	141	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels
Neste OYJ	586	19,369	19	0.0	(a)
TOTAL SA	21	1,167	1	0.0	(a)

	607	20,536	20	0.0	(a)

Paper & Forest Products
Ence Energia y Celulosa SA	111,856	602,714	1,521	0.0	(a)
UPM-Kymmene OYJ	6,534	184,486	467	0.0	(a)

	118,390	787,200	1,988	0.0	(a)

Pharmaceuticals
Sanofi	6,163	537,718	2,074	0.0	(a)
UCB SA	527	41,885	84	0.0	(a)

	6,690	579,603	2,158	0.0	(a)

Professional Services
Wolters Kluwer NV	9,939	693,717	561	0.0	(a)

Real Estate Management & Development
Aroundtown SA	75,128	610,379	1,491	0.0	(a)
Deutsche Wohnen SE	15,014	676,312	1,545	0.0	(a)
LEG Immobilien AG	806	94,044	253	0.0	(a)

	90,948	1,380,735	3,289	0.0	(a)

Semiconductors & Semiconductor Equipment
Dialog Semiconductor plc*	22,130	860,949	4,624	0.0	(a)
Siltronic AG	2,653	259,949	—	0.0	(a)

	24,783	1,120,898	4,624	0.0	(a)

Software
Software AG	19,581	745,831	—	0.0	(a)

Textiles, Apparel & Luxury Goods
adidas AG	2,146	552,784	1,351	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,293,185	20,109,699	41,000	0.0	(a)

Short Positions

Common Stocks
Air Freight & Logistics
Bollore SA	(111,149)	(528,712)	(633)	(0.0	)(a)
PostNL NV	(190,734)	(494,755)	(797)	(0.0	)(a)

	(301,883)	(1,023,467)	(1,430)	(0.0	)(a)

Automobiles
Renault SA	(6,007)	(409,836)	(64)	(0.0	)(a)

Banks
AIB Group plc	(113,546)	(527,520)	(532)	(0.0	)(a)
Banco de Sabadell SA	(490,674)	(571,308)	(1,156)	(0.0	)(a)
Bankia SA	(65,574)	(181,618)	(323)	(0.0	)(a)
Bankinter SA	(65,358)	(522,420)	(631)	(0.0	)(a)

	(735,152)	(1,802,866)	(2,642)	(0.0	)(a)

Beverages
Anheuser-Busch InBev SA/NV	(1,610)	(143,141)	(15)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Building Products
Cie de Saint-Gobain	(13,273)	(544,192)	(1,710)	(0.0	)(a)

Chemicals
BASF SE	(6,839)	(558,343)	(2,299)	(0.0	)(a)
K+S AG (Registered)	(4,870)	(99,165)	(408)	(0.0	)(a)
Umicore SA	(11,258)	(436,897)	(1,267)	(0.0	)(a)

	(22,967)	(1,094,405)	(3,974)	(0.0	)(a)

Construction & Engineering
Bouygues SA	(14,266)	(537,006)	(341)	(0.0	)(a)

Containers & Packaging
Huhtamaki OYJ	(13,496)	(516,103)	(1,289)	(0.0	)(a)

Diversified Financial Services
Groupe Bruxelles Lambert SA	(5,169)	(494,984)	(917)	(0.0	)(a)
Wendel SA	(3,146)	(435,752)	(329)	(0.0	)(a)

	(8,315)	(930,736)	(1,246)	(0.0	)(a)

Diversified Telecommunication Services
Cellnex Telecom SA (b)	(17,052)	(525,271)	(849)	(0.0	)(a)
Iliad SA	(3,430)	(349,438)	(508)	(0.0	)(a)
United Internet AG (Registered)	(2,771)	(111,408)	(360)	(0.0	)(a)

	(23,253)	(986,117)	(1,717)	(0.0	)(a)

Electrical Equipment
Legrand SA	(7,508)	(552,235)	(493)	(0.0	)(a)
OSRAM Licht AG	(1,913)	(65,798)	(377)	(0.0	)(a)
Prysmian SpA	(28,178)	(544,074)	(794)	(0.0	)(a)

	(37,599)	(1,162,107)	(1,664)	(0.0	)(a)

Energy Equipment & Services
Tenaris SA	(29,171)	(404,363)	688	0.0	(a)

Food & Staples Retailing
Jeronimo Martins SGPS SA	(7,746)	(126,148)	—	0.0	(a)

Gas Utilities
Rubis SCA	(9,275)	(508,735)	(1,077)	(0.0	)(a)

Health Care Providers & Services
Orpea	(306)	(37,335)	(28)	(0.0	)(a)

Hotels, Restaurants & Leisure
Autogrill SpA	(43,796)	(425,605)	33	0.0	(a)
Elior Group SA (b)	(3,071)	(42,504)	—	0.0	(a)
Paddy Power Betfair plc	(2,991)	(250,530)	—	0.0	(a)

	(49,858)	(718,639)	33	0.0	(a)

Industrial Conglomerates
Rheinmetall AG	(4,783)	(551,135)	(2,336)	(0.0	)(a)

Internet & Direct Marketing Retail
Delivery Hero SE* (b)	(10,682)	(492,296)	—	0.0	(a)
Zalando SE* (b)	(10,362)	(487,428)	—	0.0	(a)

	(21,044)	(979,724)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Life Sciences Tools & Services
Eurofins Scientific SE	(1,018)	(466,171)	(321)	(0.0	)(a)
Gerresheimer AG	(5,271)	(397,130)	(1,029)	(0.0	)(a)

	(6,289)	(863,301)	(1,350)	(0.0	)(a)

Machinery
ANDRITZ AG	(897)	(42,837)	(79)	(0.0	)(a)
GEA Group AG	(14,628)	(409,843)	(986)	(0.0	)(a)
Wartsila OYJ Abp	(1,723)	(27,589)	(109)	(0.0	)(a)

	(17,248)	(480,269)	(1,174)	(0.0	)(a)

Media
RTL Group SA	(9,193)	(518,008)	(1,434)	(0.0	)(a)

Metals & Mining
ArcelorMittal	(23,391)	(508,897)	(1,820)	(0.0	)(a)
thyssenkrupp AG	(22,106)	(311,664)	(870)	(0.0	)(a)

	(45,497)	(820,561)	(2,690)	(0.0	)(a)

Personal Products
Beiersdorf AG	(4,824)	(527,846)	(637)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Infineon Technologies AG	(25,267)	(598,969)	(3,132)	(0.0	)(a)
SOITEC*	(3,743)	(379,106)	(643)	(0.0	)(a)

	(29,010)	(978,075)	(3,775)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
S&T AG	(2,670)	(72,139)	(147)	(0.0	)(a)

Textiles, Apparel & Luxury Goods
Puma SE	(699)	(432,375)	—	0.0	(a)

Transportation Infrastructure
Aeroports de Paris	(2,604)	(530,468)	(78)	(0.0	)(a)
Getlink SE	(14,940)	(240,473)	(15)	(0.0	)(a)

	(17,544)	(770,941)	(93)	(0.0	)(a)

Total Short Positions of Total Return Basket Swaps	(1,432,978)	(17,939,570)	(30,112)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(139,793)	2,170,129	10,888	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in CHF based on the local currencies of the positions within the swaps.	11/29/2019	$394,138	$1,232	$—	$1,232

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Diversified Telecommunication Services
Sunrise Communications Group AG (b)	8,239	547,087	85	0.0	(a)
Swisscom AG (Registered)	1,471	685,419	121	0.0	(a)

	9,710	1,232,506	206	0.0	(a)

Health Care Equipment & Supplies
Sonova Holding AG (Registered)	2,708	546,968	823	0.0	(a)

Pharmaceuticals
Novartis AG (Registered)	6,442	527,858	1,788	0.0	(a)
Roche Holding AG	186	48,663	(2)	(0.0	)(a)

	6,628	576,521	1,786	0.0	(a)

Professional Services
Adecco Group AG (Registered)	12,401	712,474	265	0.0	(a)

Real Estate Management & Development
PSP Swiss Property AG (Registered)	5,717	583,351	(159)	(0.0	)(a)

Total Long Positions of Total Return Basket Swaps	37,164	3,651,820	2,921	0.0	(a)

Short Positions

Common Stocks
Capital Markets
Julius Baer Group Ltd.	(11,894)	(574,538)	(1,171)	(0.0	)(a)

Chemicals
EMS-Chemie Holding AG (Registered)	(907)	(549,269)	(58)	(0.0	)(a)
Givaudan SA (Registered)	(196)	(507,504)	121	0.0	(a)

	(1,103)	(1,056,773)	63	0.0	(a)

Machinery
VAT Group AG (b)	(4,771)	(592,987)	(680)	(0.0	)(a)

Pharmaceuticals
Vifor Pharma AG	(3,147)	(410,964)	421	0.0	(a)

Semiconductors & Semiconductor Equipment
ams AG*	(14,745)	(622,420)	(322)	(0.0	)(a)

Total Short Positions of Total Return Basket Swaps	(35,660)	(3,257,682)	(1,689)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	1,504	394,138	1,232	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (3.75%) to 0.35%), which is denominated in JPY based on the local currencies of the positions within the swaps.	11/29/2019	$(12,622,585)	$(35,455)	$—	$(35,455)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Auto Components
TS Tech Co. Ltd.	6,000	180,195	1,099	0.0	(a)

Electric Utilities
Kansai Electric Power Co., Inc. (The)	21,900	264,952	428	0.0	(a)

Pharmaceuticals
Kaken Pharmaceutical Co. Ltd.	10,300	441,214	2,467	0.0	(a)

Total Long Positions of Total Return Basket Swaps	38,200	886,361	3,994	0.0	(a)

Short Positions

Common Stocks
Auto Components
Toyo Tire Corp.	(4,000)	(46,794)	(148)	(0.0	)(a)

Banks
Concordia Financial Group Ltd.	(131,500)	(513,389)	(3,408)	(0.0	)(a)

Building Products
TOTO Ltd.	(1,800)	(76,298)	(512)	(0.0	)(a)

Chemicals
JSR Corp.	(11,500)	(175,473)	(1,206)	(0.0	)(a)
Shin-Etsu Chemical Co. Ltd.	(5,600)	(530,457)	(6,093)	(0.0	)(a)
Toray Industries, Inc.	(73,800)	(505,019)	(2,830)	(0.0	)(a)

	(90,900)	(1,210,949)	(10,129)	(0.0	)(a)

Consumer Finance
Aiful Corp.*	(64,900)	(152,271)	(789)	(0.0	)(a)

Electrical Equipment
Fujikura Ltd.	(32,400)	(133,687)	(472)	(0.0	)(a)
Furukawa Electric Co. Ltd.	(2,700)	(71,267)	(296)	(0.0	)(a)
GS Yuasa Corp.	(5,100)	(102,468)	(508)	(0.0	)(a)
Mabuchi Motor Co. Ltd.	(1,400)	(51,923)	(268)	(0.0	)(a)
Nidec Corp.	(4,000)	(571,355)	(4,528)	(0.0	)(a)

	(45,600)	(930,700)	(6,072)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Hirose Electric Co. Ltd.	(4,800)	(556,319)	(2,174)	(0.0	)(a)
Hitachi High-Technologies Corp.	(1,300)	(57,944)	(175)	(0.0	)(a)
Murata Manufacturing Co. Ltd.	(10,500)	(527,243)	34,461	0.0	(a)
Yaskawa Electric Corp.	(4,000)	(148,911)	(1,861)	(0.0	)(a)

	(20,600)	(1,290,417)	30,251	0.0	(a)

Entertainment
Nintendo Co. Ltd.	(1,700)	(585,507)	(5,565)	(0.0	)(a)

Food & Staples Retailing
Aeon Co. Ltd.	(24,600)	(454,770)	(1,058)	(0.0	)(a)
Tsuruha Holdings, Inc.	(6,000)	(511,355)	(1,273)	(0.0	)(a)

	(30,600)	(966,125)	(2,331)	(0.0	)(a)

Food Products
Yamazaki Baking Co. Ltd.	(31,500)	(469,263)	(2,109)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
HIS Co. Ltd.	(10,600)	(338,573)	(1,713)	(0.0	)(a)
Kyoritsu Maintenance Co. Ltd.	(7,000)	(359,702)	(1,511)	(0.0	)(a)

	(17,600)	(698,275)	(3,224)	(0.0	)(a)

Household Durables
Panasonic Corp.	(46,200)	(425,419)	(1,961)	(0.0	)(a)

Industrial Conglomerates
Toshiba Corp.	(2,200)	(73,307)	(233)	(0.0	)(a)

Interactive Media & Services
LINE Corp.*	(2,100)	(70,359)	53	0.0	(a)

Machinery
Daifuku Co. Ltd.	(1,200)	(73,825)	(785)	(0.0	)(a)
FANUC Corp.	(2,900)	(544,839)	(3,980)	(0.0	)(a)
Kawasaki Heavy Industries Ltd.	(6,500)	(151,859)	(960)	(0.0	)(a)
Makita Corp.	(14,900)	(543,603)	(1,872)	(0.0	)(a)
MISUMI Group, Inc.	(2,700)	(70,500)	(741)	(0.0	)(a)
Mitsui E&S Holdings Co. Ltd.*	(6,800)	(67,195)	(472)	(0.0	)(a)
Miura Co. Ltd.	(2,400)	(61,441)	(617)	(0.0	)(a)
Nabtesco Corp.	(5,400)	(165,585)	(1,246)	(0.0	)(a)
NGK Insulators Ltd.	(7,600)	(112,889)	(724)	(0.0	)(a)
SMC Corp.	(1,300)	(542,965)	(5,418)	(0.0	)(a)

	(51,700)	(2,334,701)	(16,815)	(0.0	)(a)

Marine
Kawasaki Kisen Kaisha Ltd.	(7,800)	(113,388)	(652)	(0.0	)(a)

Metals & Mining
Hitachi Metals Ltd.	(2,300)	(26,585)	(136)	(0.0	)(a)
Mitsubishi Materials Corp.	(4,000)	(104,037)	(476)	(0.0	)(a)
UACJ Corp.	(15,300)	(309,486)	(1,406)	(0.0	)(a)

	(21,600)	(440,108)	(2,018)	(0.0	)(a)

Multiline Retail
Marui Group Co. Ltd.	(15,300)	(311,218)	(1,217)	(0.0	)(a)

Personal Products
Shiseido Co. Ltd.	(7,200)	(566,338)	(2,838)	(0.0	)(a)

Pharmaceuticals
Ono Pharmaceutical Co. Ltd.	(5,000)	(93,926)	(586)	(0.0	)(a)

Professional Services
Persol Holdings Co. Ltd.	(15,500)	(292,166)	(2,182)	(0.0	)(a)

Road & Rail
Keio Corp.	(7,800)	(470,958)	(1,810)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Rohm Co. Ltd.	(4,200)	(309,710)	(2,415)	(0.0	)(a)
Tokyo Electron Ltd.	(3,500)	(555,567)	(1,155)	(0.0	)(a)

	(7,700)	(865,277)	(3,570)	(0.0	)(a)

Specialty Retail
Nitori Holdings Co. Ltd.	(3,900)	(465,280)	(1,385)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	35

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Technology Hardware, Storage & Peripherals
Seiko Epson Corp.	(2,900)	(46,513)	(199)	(0.0	)(a)

Total Short Positions of Total Return Basket Swaps	(637,600)	(13,508,946)	(39,449)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(599,400)	(12,622,585)	(35,455)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions and short positions respectively, which is denominated in AUD based on the local currencies of the positions within the swaps.	11/29/2019	$1,606,167	$(2,631)	$—	$(2,631)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Airlines
Qantas Airways Ltd.	47,259	186,943	45	0.0	(a)

Food & Staples Retailing
Metcash Ltd.	108,135	218,805	25	0.0	(a)

IT Services
Computershare Ltd.	51,931	653,305	571	0.0	(a)

Metals & Mining
Alumina Ltd.	360,827	570,966	1,188	0.0	(a)

Oil, Gas & Consumable Fuels
Beach Energy Ltd.	358,199	537,137	(714)	(0.0	)(a)
Santos Ltd.	108,684	550,007	(867)	(0.0	)(a)
Washington H Soul Pattinson & Co. Ltd.	30,542	495,363	375	0.0	(a)
Woodside Petroleum Ltd.	21,492	535,790	(397)	(0.0	)(a)

	518,917	2,118,297	(1,603)	(0.0	)(a)

Specialty Retail
JB Hi-Fi Ltd.	34,998	636,105	312	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,122,067	4,384,421	538	0.0	(a)

Short Positions

Common Stocks
Chemicals
Nufarm Ltd.	(149,838)	(535,371)	(892)	(0.0	)(a)

Diversified Financial Services
Challenger Ltd.	(11,905)	(68,918)	68	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Electric Utilities
AusNet Services	(397,598)	(497,787)	(279)	(0.0	)(a)

Food Products
Costa Group Holdings Ltd.	(18,339)	(73,411)	(109)	(0.0	)(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(1,115)	(33,799)	—	0.0	(a)
Star Entertainment Grp Ltd. (The)	(129,668)	(415,195)	(196)	(0.0	)(a)

	(130,783)	(448,994)	(196)	(0.0	)(a)

IT Services
NEXTDC Ltd.*	(25,324)	(114,127)	(51)	(0.0	)(a)

Metals & Mining
Sims Metal Management Ltd.	(66,134)	(481,708)	(578)	(0.0	)(a)

Software
Xero Ltd.*	(14,506)	(557,938)	(1,132)	(0.0	)(a)

Total Short Positions of Total Return Basket Swaps	(814,427)	(2,778,254)	(3,169)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	307,640	1,606,167	(2,631)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions, which is denominated in GBP based on the local currencies of the positions within the swaps.	11/29/2019 — 12/31/2019	$1,913,540	$(1)	$—	$(1)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Capital Markets
Sole Realisation Co. plc*‡	5,123	—	(1)	0.0	(a)

Pharmaceuticals
BTG plc*	175,636	1,913,540	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	180,759	1,913,540	(1)	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	37

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, which is denominated in USD based on the local currencies of the positions within the swaps.	11/29/2019 — 4/30/2020	$(6,267,792)	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Insurance
Stewart Information Services Corp.	700	29,757	—	0.0	(a)

Short Positions

Common Stocks
IT Services
Fidelity National Information Services, Inc.	(54,322)	(6,297,549)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(53,622)	(6,267,792)	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Bank of America NA	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBR on long positions, which is denominated in AUD based on the local currencies of the positions within the swaps.	11/29/2019	$4,924,959	$1,730	$—	$1,730

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Health Care Providers & Services
Healthscope Ltd.	2,850,530	4,924,959	1,730	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	3/12/2021 — 11/15/2021	$7,615,336	$17,048	$—	$17,048

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Containers & Packaging
RPC Group plc	601,893	6,203,634	11,022	0.0	(a)

Insurance
Prudential plc	62,131	1,411,702	6,026	0.0	(a)

Total Long Positions of Total Return Basket Swaps	664,024	7,615,336	17,048	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	3/12/2021	$72,481,731	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Aerospace & Defense
KeyW Holding Corp. (The)*	104,168	1,181,265	—	0.0	(a)

Air Freight & Logistics
XPO Logistics, Inc.*	18,900	1,286,712	—	0.0	(a)

Auto Components
Gentherm, Inc.*	26,400	1,118,304	—	0.0	(a)

Automobiles
Fiat Chrysler Automobiles NV	66,600	1,026,306	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	39

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Banks
Comerica, Inc.	13,900	1,092,401	—	0.0	(a)
Fidelity Southern Corp.	20,600	599,666	—	0.0	(a)
Sterling Bancorp	52,600	1,126,692	—	0.0	(a)
Wells Fargo & Co.	19,800	958,518	—	0.0	(a)

	106,900	3,777,277	—	0.0	(a)

Biotechnology
Celgene Corp.*	21,095	1,996,853	—	0.0	(a)
Spark Therapeutics, Inc.*	4,100	437,429	—	0.0	(a)

	25,195	2,434,282	—	0.0	(a)

Building Products
Apogee Enterprises, Inc.	8,100	326,430	—	0.0	(a)

Commercial Services & Supplies
Advanced Disposal Services, Inc.*	125,785	4,067,887	—	0.0	(a)
KAR Auction Services, Inc.	27,700	1,564,496	—	0.0	(a)
LSC Communications, Inc.	89,712	627,087	—	0.0	(a)

	243,197	6,259,470	—	0.0	(a)

Communications Equipment
Finisar Corp.*	325,642	7,851,229	—	0.0	(a)

Consumer Finance
Santander Consumer USA Holdings, Inc.	46,500	992,775	—	0.0	(a)

Diversified Financial Services
Voya Financial, Inc.	19,500	1,070,355	—	0.0	(a)

Electronic Equipment, Instruments & Components
Avnet, Inc.	22,700	1,103,447	—	0.0	(a)
Benchmark Electronics, Inc.	37,000	1,000,110	—	0.0	(a)
Jabil, Inc.	36,500	1,102,665	—	0.0	(a)

	96,200	3,206,222	—	0.0	(a)

Energy Equipment & Services
Basic Energy Services, Inc.*	5,000	12,600	—	0.0	(a)

Health Care Providers & Services
WellCare Health Plans, Inc.*	23,253	6,007,412	—	0.0	(a)

Household Durables
TRI Pointe Group, Inc.*	73,300	956,565	—	0.0	(a)

Household Products
Spectrum Brands Holdings, Inc.	17,600	1,083,632	—	0.0	(a)

Independent Power and Renewable Electricity Producers
Vistra Energy Corp.	37,300	1,016,425	—	0.0	(a)

Insurance
Stewart Information Services Corp.	33,712	1,433,097	—	0.0	(a)

IT Services
First Data Corp.*	319,835	8,270,933	—	0.0	(a)
Luxoft Holding, Inc.*	54,375	3,176,588	—	0.0	(a)

	374,210	11,447,521	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Leisure Products
Brunswick Corp.	24,000	1,229,040	—	0.0	(a)

Life Sciences Tools & Services
Waters Corp.*	3,900	832,806	—	0.0	(a)

Machinery
Global Brass & Copper Holdings, Inc.	21,216	920,562	—	0.0	(a)
WABCO Holdings, Inc.*	48,270	6,392,879	—	0.0	(a)

	69,486	7,313,441	—	0.0	(a)

Metals & Mining
Reliance Steel & Aluminum Co.	10,900	1,002,364	—	0.0	(a)
Worthington Industries, Inc.	26,800	1,075,484	—	0.0	(a)

	37,700	2,077,848	—	0.0	(a)

Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	101,919	7,424,799	—	0.0	(a)
Devon Energy Corp.	30,800	989,912	—	0.0	(a)
QEP Resources, Inc.*	204,400	1,537,088	—	0.0	(a)
Roan Resources, Inc.*	20,900	118,503	—	0.0	(a)
Ship Finance International Ltd.	78,800	1,005,488	—	0.0	(a)
Southwestern Energy Co.*	213,000	841,350	—	0.0	(a)

	649,819	11,917,140	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Versum Materials, Inc.	122,906	6,413,235	—	0.0	(a)

Software
Ultimate Software Group, Inc. (The)*	19,662	6,501,240	—	0.0	(a)

Specialty Retail
Asbury Automotive Group, Inc.*	4,900	392,882	—	0.0	(a)
Group 1 Automotive, Inc.	15,200	1,190,312	—	0.0	(a)
Sleep Number Corp.*	20,100	699,480	—	0.0	(a)

	40,200	2,282,674	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc.*	16,800	1,132,488	—	0.0	(a)
Electronics For Imaging, Inc.*	105,658	3,929,421	—	0.0	(a)
Hewlett Packard Enterprise Co.	23,721	375,029	—	0.0	(a)
Stratasys Ltd.*	63,300	1,471,725	—	0.0	(a)
Xerox Corp.	30,500	1,017,480	—	0.0	(a)

	239,979	7,926,143	—	0.0	(a)

Trading Companies & Distributors
Rush Enterprises, Inc.	23,500	996,635	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	2,882,829	99,978,081	—	0.0	(a)

Short Positions

Common Stocks
Banks
Ameris Bancorp	(16,315)	(594,845)	—	0.0	(a)
BB&T Corp.	(63,696)	(3,261,235)	—	0.0	(a)

	(80,011)	(3,856,080)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	41

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Commercial Services & Supplies
Quad/Graphics, Inc.	(55,509)	(677,765)	—	0.0	(a)

Electronic Equipment, Instruments & Components
II-VI, Inc.*	(58,025)	(2,311,716)	—	0.0	(a)

Energy Equipment & Services
Key Energy Services, Inc.*	(3,683)	(15,395)	—	0.0	(a)

Health Care Providers & Services
Centene Corp.*	(77,809)	(4,011,832)	—	0.0	(a)

Insurance
Fidelity National Financial, Inc.	(19,919)	(795,764)	—	0.0	(a)

IT Services
Fiserv, Inc.*	(95,941)	(8,369,893)	—	0.0	(a)

Oil, Gas & Consumable Fuels
Chevron Corp.	(39,038)	(4,686,902)	—	0.0	(a)

Pharmaceuticals
Bristol-Myers Squibb Co.	(20,884)	(969,644)	—	0.0	(a)

Real Estate Management & Development
Jones Lang LaSalle, Inc.	(11,654)	(1,801,359)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(462,473)	(27,496,350)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	2,420,356	72,481,731	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swaps.	12/3/2019 — 3/12/2021	$4,582,400	$5,771	$—	$5,771

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Electric Utilities
EDP — Energias de Portugal SA*	1,207,590	4,582,400	5,771	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in AUD based on the local currencies of the positions within the swaps.	3/12/2021	$595,090	$3,643	$—	$3,643

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Metals & Mining
South32 Ltd.	573,821	1,355,262	4,182	0.0	(a)

Short Positions

Common Stocks
Health Care Providers & Services
Australian Pharmaceutical Industries Ltd.	(748,313)	(760,172)	(539)	(0.0	)(a)

Total of Long and Short Positions of Total Return Basket Swaps	(174,492)	595,090	3,643	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swaps.	3/12/2021	$371,425	$2,871	$—	$2,871

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Capital Markets
3i Group plc	18,275	255,712	605	0.0	(a)

Food & Staples Retailing
J Sainsbury plc	119,869	348,248	460	0.0	(a)

Food Products
Tate & Lyle plc	65,984	661,343	877	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	43

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Carnival plc	8,927	473,261	3,555	0.0	(a)

Household Durables
Berkeley Group Holdings plc	5,397	264,759	423	0.0	(a)

Metals & Mining
Antofagasta plc	38,983	463,421	1,850	0.0	(a)
Rio Tinto plc	1,683	98,184	194	0.0	(a)

	40,666	561,605	2,044	0.0	(a)

Pharmaceuticals
Hikma Pharmaceuticals plc	23,087	532,755	1,243	0.0	(a)

Total Long Positions of Total Return Basket Swaps	282,205	3,097,683	9,207	0.0	(a)

Short Positions

Common Stocks
Banks
Metro Bank plc*	(14,577)	(142,967)	(404)	(0.0	)(a)
Standard Chartered plc	(25,204)	(230,445)	(382)	(0.0	)(a)

	(39,781)	(373,412)	(786)	(0.0	)(a)

Capital Markets
St James’s Place plc	(3,470)	(50,923)	(177)	(0.0	)(a)

Consumer Finance
Provident Financial plc	(6,574)	(45,640)	(120)	(0.0	)(a)

Electrical Equipment
Melrose Industries plc	(169,963)	(449,713)	(1,574)	(0.0	)(a)

Health Care Providers & Services
Spire Healthcare Group plc (b)	(182,677)	(318,964)	—	0.0	(a)

Metals & Mining
Fresnillo plc	(9,950)	(97,453)	(298)	(0.0	)(a)

Multiline Retail
B&M European Value Retail SA	(29,657)	(152,890)	(326)	(0.0	)(a)

Professional Services
Capita plc	(268,811)	(448,116)	(1,367)	(0.0	)(a)

Specialty Retail
Kingfisher plc	(77,717)	(267,983)	(336)	(0.0	)(a)

Water Utilities
Severn Trent plc	(19,579)	(521,164)	(1,352)	(0.0	)(a)

Total Short Positions of Total Return Basket Swaps	(808,179)	(2,726,258)	(6,336)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(525,974)	371,425	2,871	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2019

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in USD based on the local currencies of the positions within the swaps.	3/12/2021	$(55,102,511)	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Banks
Popular, Inc.	13,578	783,586	—	0.0	(a)

Chemicals
LyondellBasell Industries NV	4,805	423,945	—	0.0	(a)

Commercial Services & Supplies
Deluxe Corp.	1,362	60,909	—	0.0	(a)

Communications Equipment
Cisco Systems, Inc.	1,808	101,158	—	0.0	(a)

Consumer Finance
Santander Consumer USA Holdings, Inc.	29,618	632,344	—	0.0	(a)

Electrical Equipment
nVent Electric plc	18,525	517,774	—	0.0	(a)

Electronic Equipment, Instruments & Components
Zebra Technologies Corp.*	2,701	570,289	—	0.0	(a)

Food & Staples Retailing
Sysco Corp.	8,543	601,171	—	0.0	(a)

Food Products
Cal-Maine Foods, Inc.	12,954	532,539	—	0.0	(a)

Health Care Providers & Services
Chemed Corp.	1,173	383,313	—	0.0	(a)
UnitedHealth Group, Inc.	1,425	332,125	—	0.0	(a)

	2,598	715,438	—	0.0	(a)

IT Services
Mastercard, Inc.	2,640	671,194	—	0.0	(a)

Machinery
Hillenbrand, Inc.	3,215	138,309	—	0.0	(a)

Oil, Gas & Consumable Fuels
Marathon Oil Corp.	19,748	336,506	—	0.0	(a)

Personal Products
Herbalife Nutrition Ltd.*	823	43,496	—	0.0	(a)
USANA Health Sciences, Inc.*	4,035	336,761	—	0.0	(a)

	4,858	380,257	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	45

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Pharmaceuticals
Jazz Pharmaceuticals plc*	3,150	408,775	—	0.0	(a)
Johnson & Johnson	2,550	360,060	—	0.0	(a)

	5,700	768,835	—	0.0	(a)

Professional Services
Korn Ferry	6,378	299,894	—	0.0	(a)
Navigant Consulting, Inc.	26,754	610,794	—	0.0	(a)
Robert Half International, Inc.	5,858	363,723	—	0.0	(a)

	38,990	1,274,411	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Intel Corp.	11,014	562,154	—	0.0	(a)

Specialty Retail
Foot Locker, Inc.	6,913	395,493	—	0.0	(a)
Urban Outfitters, Inc.*	10,411	309,519	—	0.0	(a)
Williams-Sonoma, Inc.	6,343	362,629	—	0.0	(a)

	23,667	1,067,641	—	0.0	(a)

Technology Hardware, Storage & Peripherals
Apple, Inc.	1,063	213,312	—	0.0	(a)

Textiles, Apparel & Luxury Goods
Columbia Sportswear Co.	3,805	380,386	—	0.0	(a)
Oxford Industries, Inc.	3,166	262,968	—	0.0	(a)

	6,971	643,354	—	0.0	(a)

Trading Companies & Distributors
HD Supply Holdings, Inc.*	12,186	556,778	—	0.0	(a)
MSC Industrial Direct Co., Inc.	7,489	626,455	—	0.0	(a)
WW Grainger, Inc.	1,528	430,896	—	0.0	(a)

	21,203	1,614,129	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	235,561	12,609,255	—	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Cubic Corp.	(3,455)	(196,175)	—	0.0	(a)
Kratos Defense & Security Solutions, Inc.*	(34,355)	(545,558)	—	0.0	(a)
Mercury Systems, Inc.*	(5,767)	(421,106)	—	0.0	(a)
Triumph Group, Inc.	(23,721)	(562,899)	—	0.0	(a)

	(67,298)	(1,725,738)	—	0.0	(a)

Air Freight & Logistics
Air Transport Services Group, Inc.*	(22,411)	(527,331)	—	0.0	(a)
FedEx Corp.	(2,974)	(563,454)	—	0.0	(a)

	(25,385)	(1,090,785)	—	0.0	(a)

Airlines
American Airlines Group, Inc.	(15,993)	(546,641)	—	0.0	(a)

Auto Components
Autoliv, Inc.	(5,210)	(408,933)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Banks
Pacific Premier Bancorp, Inc.	(18,377)	(534,219)	—	0.0	(a)

Beverages
Brown-Forman Corp.	(9,547)	(508,759)	—	0.0	(a)
Constellation Brands, Inc.	(2,864)	(606,223)	—	0.0	(a)

	(12,411)	(1,114,982)	—	0.0	(a)

Capital Markets
BlackRock, Inc.	(1,172)	(568,701)	—	0.0	(a)
Interactive Brokers Group, Inc.	(9,768)	(529,817)	—	0.0	(a)
Moody’s Corp.	(2,771)	(544,834)	—	0.0	(a)
SEI Investments Co.	(9,562)	(520,651)	—	0.0	(a)
WisdomTree Investments, Inc.	(69,881)	(503,143)	—	0.0	(a)

	(93,154)	(2,667,146)	—	0.0	(a)

Chemicals
Albemarle Corp.	(6,156)	(462,069)	—	0.0	(a)
Axalta Coating Systems Ltd.*	(21,005)	(566,715)	—	0.0	(a)
DowDuPont, Inc.	(3,924)	(150,878)	—	0.0	(a)
GCP Applied Technologies, Inc.*	(6,943)	(199,889)	—	0.0	(a)
International Flavors & Fragrances, Inc.	(3,913)	(539,172)	—	0.0	(a)
Livent Corp.*	(40,916)	(441,075)	—	0.0	(a)
RPM International, Inc.	(722)	(43,789)	—	0.0	(a)

	(83,579)	(2,403,587)	—	0.0	(a)

Commercial Services & Supplies
Brink’s Co. (The)	(6,629)	(529,856)	—	0.0	(a)
Covanta Holding Corp.	(28,955)	(523,217)	—	0.0	(a)

	(35,584)	(1,053,073)	—	0.0	(a)

Communications Equipment
Extreme Networks, Inc.*	(67,458)	(539,664)	—	0.0	(a)
Infinera Corp.*	(62,425)	(270,924)	—	0.0	(a)
ViaSat, Inc.*	(769)	(69,841)	—	0.0	(a)

	(130,652)	(880,429)	—	0.0	(a)

Construction & Engineering
Dycom Industries, Inc.*	(2,698)	(133,794)	—	0.0	(a)
Tutor Perini Corp.*	(21,200)	(423,364)	—	0.0	(a)
WillScot Corp.*	(40,000)	(538,800)	—	0.0	(a)

	(63,898)	(1,095,958)	—	0.0	(a)

Construction Materials
Martin Marietta Materials, Inc.	(1,496)	(331,962)	—	0.0	(a)
Summit Materials, Inc.*	(34,120)	(597,782)	—	0.0	(a)
US Concrete, Inc.*	(8,119)	(382,649)	—	0.0	(a)
Vulcan Materials Co.	(1,434)	(180,842)	—	0.0	(a)

	(45,169)	(1,493,235)	—	0.0	(a)

Consumer Finance
LendingClub Corp.*	(161,129)	(512,390)	—	0.0	(a)

Containers & Packaging
AptarGroup, Inc.	(4,801)	(534,063)	—	0.0	(a)
Avery Dennison Corp.	(4,583)	(507,109)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	47

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Containers & Packaging — continued
Graphic Packaging Holding Co.	(39,985)	(554,992)	—	0.0	(a)

	(49,369)	(1,596,164)	—	0.0	(a)

Diversified Telecommunication Services
Iridium Communications, Inc.*	(18,910)	(519,269)	—	0.0	(a)

Electric Utilities
Edison International	(8,247)	(525,911)	—	0.0	(a)

Electrical Equipment
GrafTech International Ltd.	(37,674)	(431,367)	—	0.0	(a)

Electronic Equipment, Instruments & Components
Coherent, Inc.*	(3,420)	(506,194)	—	0.0	(a)
Flex Ltd.*	(50,730)	(560,059)	—	0.0	(a)
II-VI, Inc.*	(13,480)	(537,043)	—	0.0	(a)
Itron, Inc.*	(10,847)	(582,050)	—	0.0	(a)
Plexus Corp.*	(7,963)	(479,214)	—	0.0	(a)

	(86,440)	(2,664,560)	—	0.0	(a)

Energy Equipment & Services
Ensco Rowan plc	(27,119)	(378,852)	—	0.0	(a)
Forum Energy Technologies, Inc.*	(72,910)	(436,002)	—	0.0	(a)
Nabors Industries Ltd.	(104,302)	(365,057)	—	0.0	(a)
Select Energy Services, Inc.*	(34,163)	(393,558)	—	0.0	(a)
Superior Energy Services, Inc.*	(80,908)	(290,460)	—	0.0	(a)
US Silica Holdings, Inc.	(23,697)	(374,886)	—	0.0	(a)

	(343,099)	(2,238,815)	—	0.0	(a)

Entertainment
Netflix, Inc.*	(330)	(122,278)	—	0.0	(a)
Spotify Technology SA*	(3,661)	(497,054)	—	0.0	(a)

	(3,991)	(619,332)	—	0.0	(a)

Food & Staples Retailing
PriceSmart, Inc.	(8,933)	(534,283)	—	0.0	(a)

Food Products
Hain Celestial Group, Inc. (The)*	(19,552)	(426,625)	—	0.0	(a)
Kraft Heinz Co. (The)	(11,548)	(383,855)	—	0.0	(a)
Sanderson Farms, Inc.	(3,833)	(581,198)	—	0.0	(a)

	(34,933)	(1,391,678)	—	0.0	(a)

Gas Utilities
South Jersey Industries, Inc.	(15,614)	(501,522)	—	0.0	(a)
Southwest Gas Holdings, Inc.	(6,111)	(508,374)	—	0.0	(a)

	(21,725)	(1,009,896)	—	0.0	(a)

Health Care Equipment & Supplies
Align Technology, Inc.*	(1,445)	(469,163)	—	0.0	(a)
Axogen, Inc.*	(19,328)	(453,821)	—	0.0	(a)
Cardiovascular Systems, Inc.*	(11,014)	(391,438)	—	0.0	(a)
Insulet Corp.*	(4,388)	(378,465)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Health Care Equipment & Supplies — continued
iRhythm Technologies, Inc.*	(5,693)	(434,433)	—	0.0	(a)
Nevro Corp.*	(5,616)	(346,563)	—	0.0	(a)
Penumbra, Inc.*	(57)	(7,666)	—	0.0	(a)
ViewRay, Inc.*	(22,255)	(154,895)	—	0.0	(a)
Wright Medical Group NV*	(13,636)	(403,217)	—	0.0	(a)

	(83,432)	(3,039,661)	—	0.0	(a)

Health Care Technology
Evolent Health, Inc.*	(10,441)	(141,475)	—	0.0	(a)
Inspire Medical Systems, Inc.*	(7,712)	(398,633)	—	0.0	(a)
Medidata Solutions, Inc.*	(5,411)	(488,830)	—	0.0	(a)
Teladoc Health, Inc.*	(495)	(28,156)	—	0.0	(a)

	(24,059)	(1,057,094)	—	0.0	(a)

Hotels, Restaurants & Leisure
PlayAGS, Inc.*	(17,188)	(414,575)	—	0.0	(a)
Wendy’s Co. (The)	(22,959)	(427,267)	—	0.0	(a)

	(40,147)	(841,842)	—	0.0	(a)

Household Durables
Installed Building Products, Inc.*	(8,054)	(386,834)	—	0.0	(a)
iRobot Corp.*	(415)	(42,969)	—	0.0	(a)
LGI Homes, Inc.*	(6,273)	(434,782)	—	0.0	(a)
Mohawk Industries, Inc.*	(3,118)	(424,827)	—	0.0	(a)

	(17,860)	(1,289,412)	—	0.0	(a)

Independent Power and Renewable Electricity Producers
Ormat Technologies, Inc.	(9,687)	(565,333)	—	0.0	(a)

Insurance
Markel Corp.*	(104)	(111,437)	—	0.0	(a)

Interactive Media & Services
Snap, Inc.*	(13,816)	(153,910)	—	0.0	(a)
TrueCar, Inc.*	(54,375)	(350,175)	—	0.0	(a)
Zillow Group, Inc.*	(13,827)	(461,822)	—	0.0	(a)

	(82,018)	(965,907)	—	0.0	(a)

Internet & Direct Marketing Retail
Farfetch Ltd.*	(16,418)	(406,838)	—	0.0	(a)
Groupon, Inc.*	(49,942)	(175,796)	—	0.0	(a)
GrubHub, Inc.*	(5,894)	(393,660)	—	0.0	(a)
Wayfair, Inc.*	(924)	(149,827)	—	0.0	(a)

	(73,178)	(1,126,121)	—	0.0	(a)

IT Services
InterXion Holding NV*	(7,563)	(523,284)	—	0.0	(a)

Life Sciences Tools & Services
Bio-Rad Laboratories, Inc.*	(1,342)	(403,848)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	49

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Machinery
Deere & Co.	(3,144)	(520,741)	—	0.0	(a)
Evoqua Water Technologies Corp.*	(39,097)	(532,501)	—	0.0	(a)
Navistar International Corp.*	(1,391)	(47,489)	—	0.0	(a)
REV Group, Inc.	(46,280)	(587,293)	—	0.0	(a)
Stanley Black & Decker, Inc.	(3,681)	(539,634)	—	0.0	(a)
Wabtec Corp.	(6,830)	(505,898)	—	0.0	(a)

	(100,423)	(2,733,556)	—	0.0	(a)

Marine
Kirby Corp.*	(6,835)	(558,556)	—	0.0	(a)

Media
Altice USA, Inc.	(23,581)	(555,569)	—	0.0	(a)
Liberty Broadband Corp.*	(1,379)	(136,121)	—	0.0	(a)
Liberty Latin America Ltd.*	(26,380)	(549,759)	—	0.0	(a)

	(51,340)	(1,241,449)	—	0.0	(a)

Metals & Mining
Century Aluminum Co.*	(60,159)	(505,937)	—	0.0	(a)
Compass Minerals International, Inc.	(2,633)	(151,108)	—	0.0	(a)
Constellium NV*	(61,994)	(579,024)	—	0.0	(a)
Hecla Mining Co.	(212,074)	(445,355)	—	0.0	(a)

	(336,860)	(1,681,424)	—	0.0	(a)

Multi-Utilities
MDU Resources Group, Inc.	(20,051)	(524,334)	—	0.0	(a)
NiSource, Inc.	(7,548)	(209,683)	—	0.0	(a)
Sempra Energy	(4,001)	(511,928)	—	0.0	(a)

	(31,600)	(1,245,945)	—	0.0	(a)

Oil, Gas & Consumable Fuels
California Resources Corp.*	(14,317)	(301,802)	—	0.0	(a)
Callon Petroleum Co.*	(51,856)	(389,439)	—	0.0	(a)
Carrizo Oil & Gas, Inc.*	(30,985)	(397,228)	—	0.0	(a)
Centennial Resource Development, Inc.*	(42,432)	(446,809)	—	0.0	(a)
Cheniere Energy, Inc.*	(6,140)	(395,109)	—	0.0	(a)
Concho Resources, Inc.	(3,776)	(435,675)	—	0.0	(a)
Extraction Oil & Gas, Inc.*	(80,829)	(379,896)	—	0.0	(a)
Golar LNG Ltd.	(20,187)	(394,454)	—	0.0	(a)
Matador Resources Co.*	(11,904)	(234,390)	—	0.0	(a)
Noble Energy, Inc.	(16,634)	(450,116)	—	0.0	(a)
Oasis Petroleum, Inc.*	(63,220)	(385,642)	—	0.0	(a)
Parsley Energy, Inc.*	(12,300)	(245,508)	—	0.0	(a)
SemGroup Corp.	(26,682)	(348,467)	—	0.0	(a)
Targa Resources Corp.	(10,389)	(417,118)	—	0.0	(a)
WPX Energy, Inc.*	(27,791)	(386,017)	—	0.0	(a)

	(419,442)	(5,607,670)	—	0.0	(a)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.*	(4,522)	(172,514)	—	0.0	(a)
Catalent, Inc.*	(10,349)	(463,842)	—	0.0	(a)
Cymabay Therapeutics, Inc.*	(31,553)	(404,194)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Pharmaceuticals — continued
Intersect ENT, Inc.*	(13,949)	(453,203)	—	0.0	(a)
Intra-Cellular Therapies, Inc.*	(22,063)	(290,570)	—	0.0	(a)
Medicines Co. (The)*	(14,376)	(459,313)	—	0.0	(a)
MyoKardia, Inc.*	(7,699)	(369,398)	—	0.0	(a)
Reata Pharmaceuticals, Inc.*	(4,704)	(369,076)	—	0.0	(a)
Revance Therapeutics, Inc.*	(27,739)	(367,264)	—	0.0	(a)
WaVe Life Sciences Ltd.*	(9,841)	(261,082)	—	0.0	(a)
Zogenix, Inc.*	(10,331)	(402,806)	—	0.0	(a)

	(157,126)	(4,013,262)	—	0.0	(a)

Road & Rail
Avis Budget Group, Inc.*	(14,994)	(533,037)	—	0.0	(a)
Hertz Global Holdings, Inc.*	(1,360)	(24,732)	—	0.0	(a)

	(16,354)	(557,769)	—	0.0	(a)

Semiconductors & Semiconductor Equipment
Brooks Automation, Inc.	(17,071)	(640,333)	—	0.0	(a)
Cree, Inc.*	(8,762)	(579,081)	—	0.0	(a)
MACOM Technology Solutions Holdings, Inc.*	(29,575)	(410,797)	—	0.0	(a)
Marvell Technology Group Ltd.	(24,000)	(600,480)	—	0.0	(a)
Power Integrations, Inc.	(7,158)	(565,625)	—	0.0	(a)
Silicon Laboratories, Inc.*	(6,452)	(694,622)	—	0.0	(a)

	(93,018)	(3,490,938)	—	0.0	(a)

Software
2U, Inc.*	(7,012)	(424,226)	—	0.0	(a)
Appian Corp.*	(14,656)	(528,935)	—	0.0	(a)
Autodesk, Inc.*	(3,234)	(576,331)	—	0.0	(a)
Box, Inc.*	(11,634)	(239,893)	—	0.0	(a)
Cloudera, Inc.*	(45,983)	(511,791)	—	0.0	(a)
FireEye, Inc.*	(14,164)	(226,907)	—	0.0	(a)
ForeScout Technologies, Inc.*	(12,496)	(525,332)	—	0.0	(a)
Instructure, Inc.*	(10,678)	(460,008)	—	0.0	(a)
Pivotal Software, Inc.*	(25,620)	(555,954)	—	0.0	(a)
Q2 Holdings, Inc.*	(837)	(63,127)	—	0.0	(a)
Yext, Inc.*	(23,066)	(505,376)	—	0.0	(a)

	(169,380)	(4,617,880)	—	0.0	(a)

Specialty Retail
At Home Group, Inc.*	(19,557)	(459,394)	—	0.0	(a)
CarMax, Inc.*	(4,913)	(382,526)	—	0.0	(a)
Floor & Decor Holdings, Inc.*	(9,307)	(446,922)	—	0.0	(a)
L Brands, Inc.	(15,107)	(387,344)	—	0.0	(a)
National Vision Holdings, Inc.*	(13,884)	(374,868)	—	0.0	(a)

	(62,768)	(2,051,054)	—	0.0	(a)

Technology Hardware, Storage & Peripherals
3D Systems Corp.*	(22,562)	(240,059)	—	0.0	(a)
Pure Storage, Inc.*	(23,151)	(529,232)	—	0.0	(a)

	(45,713)	(769,291)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	51

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Trading Companies & Distributors
Herc Holdings, Inc.*	(4,801)	(231,224)	—	0.0	(a)
MRC Global, Inc.*	(28,789)	(498,913)	—	0.0	(a)
SiteOne Landscape Supply, Inc.*	(2,661)	(179,085)	—	0.0	(a)
Watsco, Inc.	(3,542)	(561,301)	—	0.0	(a)

	(39,793)	(1,470,523)	—	0.0	(a)

Water Utilities
Aqua America, Inc.	(2,201)	(85,971)	—	0.0	(a)
California Water Service Group	(2,032)	(102,393)	—	0.0	(a)
SJW Group	(8,085)	(501,755)	—	0.0	(a)

	(12,318)	(690,119)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(3,253,520)	(67,711,766)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(3,017,959)	(55,102,511)	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day CORRA and one month CDOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.15%), which is denominated in CAD based on the local currencies of the positions within the swaps.	3/12/2021	$3,138,738	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Banks
Canadian Imperial Bank of Commerce	7,967	670,865	—	0.0	(a)

Chemicals
Methanex Corp.	10,961	600,863	—	0.0	(a)

IT Services
CGI, Inc.*	9,056	651,840	—	0.0	(a)

Oil, Gas & Consumable Fuels
Enerplus Corp.	59,114	540,970	—	0.0	(a)
Imperial Oil Ltd.	19,228	558,598	—	0.0	(a)
Suncor Energy, Inc.	16,302	537,600	—	0.0	(a)

	94,644	1,637,168	—	0.0	(a)

Textiles, Apparel & Luxury Goods
Gildan Activewear, Inc.	14,860	547,946	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Long Positions — continued

Common Stocks — continued
Thrifts & Mortgage Finance
Genworth MI Canada, Inc.	6,299	195,736	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	143,787	4,304,418	—	0.0	(a)

Short Positions

Common Stocks
Aerospace & Defense
Bombardier, Inc.*	(57,665)	(98,569)	—	0.0	(a)

Food Products
Saputo, Inc.	(14,706)	(502,861)	—	0.0	(a)

Metals & Mining
Franco-Nevada Corp.	(843)	(60,401)	—	0.0	(a)

Multi-Utilities
Canadian Utilities Ltd.	(18,278)	(503,849)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(91,492)	(1,165,680)	—	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	52,295	3,138,738	—	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG\	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swaps.	3/12/2021	$6,919,970	$(2,666)	$—	$(2,666)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Automobiles
Peugeot SA	14,627	383,504	268	0.0	(a)

Chemicals
Arkema SA	4,439	455,781	422	0.0	(a)
Covestro AG (b)	2,048	112,533	552	0.0	(a)

	6,487	568,314	974	0.0	(a)

Commercial Services & Supplies
Societe BIC SA	6,369	548,666	(309)	(0.0	)(a)

Construction & Engineering
Eiffage SA	5,243	547,428	(51)	(0.0	)(a)
HOCHTIEF AG	3,198	478,129	1,074	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	53

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Long Positions — continued

Common Stocks — continued
Construction & Engineering — continued
Sacyr SA	164,679	404,299	1,276	0.0	(a)

	173,120	1,429,856	2,299	0.0	(a)

Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	37,310	625,125	1,021	0.0	(a)

Electric Utilities
Enel SpA	41,381	262,031	309	0.0	(a)
Red Electrica Corp. SA	29,044	602,775	612	0.0	(a)
Terna Rete Elettrica Nazionale SpA	97,834	586,922	1,180	0.0	(a)

	168,259	1,451,728	2,101	0.0	(a)

Electrical Equipment
Signify NV (b)	20,508	614,837	—	0.0	(a)

Food & Staples Retailing
Koninklijke Ahold Delhaize NV	24,586	592,562	788	0.0	(a)

Health Care Equipment & Supplies
Koninklijke Philips NV	11,484	493,166	4,159	0.0	(a)

Independent Power and Renewable Electricity Producers
Uniper SE	17,208	522,149	843	0.0	(a)

Insurance
Ageas	11,417	603,336	1,487	0.0	(a)
ASR Nederland NV	13,410	596,665	1,055	0.0	(a)
NN Group NV	16,015	698,889	1,587	0.0	(a)
UnipolSai Assicurazioni SpA	230,621	631,950	291	0.0	(a)

	271,463	2,530,840	4,420	0.0	(a)

IT Services
Amadeus IT Group SA	4,969	396,013	759	0.0	(a)

Media
Eutelsat Communications SA	23,986	433,495	630	0.0	(a)
Mediaset Espana Comunicacion SA	71,189	552,078	1,144	0.0	(a)
ProSiebenSat.1 Media SE	17,744	280,507	1,187	0.0	(a)

	112,919	1,266,080	2,961	0.0	(a)

Multi-Utilities
A2A SpA	340,566	569,983	835	0.0	(a)
Engie SA	43,685	648,395	1,388	0.0	(a)

	384,251	1,218,378	2,223	0.0	(a)

Oil, Gas & Consumable Fuels
Enagas SA	18,672	532,625	685	0.0	(a)
Eni SpA	30,356	517,301	(831)	(0.0	)(a)
Neste OYJ	14,740	487,196	483	0.0	(a)
OMV AG	10,240	549,264	847	0.0	(a)
Repsol SA	32,046	543,779	(35)	(0.0	)(a)
TOTAL SA	9,581	532,615	202	0.0	(a)

	115,635	3,162,780	1,351	0.0	(a)

Paper & Forest Products
UPM-Kymmene OYJ	14,202	400,991	1,015	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Long Positions — continued

Common Stocks — continued
Pharmaceuticals
Merck KGaA	4,835	515,365	837	0.0	(a)
UCB SA	5,661	449,930	902	0.0	(a)

	10,496	965,295	1,739	0.0	(a)

Real Estate Management & Development
LEG Immobilien AG	4,252	496,122	1,333	0.0	(a)
TAG Immobilien AG	26,443	595,495	1,140	0.0	(a)

	30,695	1,091,617	2,473	0.0	(a)

Semiconductors & Semiconductor Equipment
Siltronic AG	4,370	428,186	—	0.0	(a)

Total Long Positions of Total Return Basket Swaps	1,428,958	18,690,087	29,085	0.0	(a)

Short Positions

Common Stocks
Automobiles
Daimler AG (Registered)	(6,629)	(435,101)	(1,338)	(0.0	)(a)

Banks
Banco Espirito Santo SA (Registered)*‡	(35,937)	—	—	0.0	(a)
Bankia SA	(127,841)	(354,076)	(629)	(0.0	)(a)

	(163,778)	(354,076)	(629)	(0.0	)(a)

Beverages
Anheuser-Busch InBev SA/NV	(4,353)	(387,013)	(40)	(0.0	)(a)

Chemicals
K+S AG (Registered)	(23,427)	(477,029)	(1,964)	(0.0	)(a)
Wacker Chemie AG	(5,722)	(503,011)	(2,167)	(0.0	)(a)

	(29,149)	(980,040)	(4,131)	(0.0	)(a)

Diversified Financial Services
Wendel SA	(838)	(116,071)	(87)	(0.0	)(a)

Diversified Telecommunication Services
Iliad SA	(1,240)	(126,328)	(183)	(0.0	)(a)
United Internet AG (Registered)	(11,458)	(460,667)	(1,491)	(0.0	)(a)

	(12,698)	(586,995)	(1,674)	(0.0	)(a)

Electrical Equipment
OSRAM Licht AG	(12,667)	(435,681)	(2,500)	(0.0	)(a)

Food & Staples Retailing
Jeronimo Martins SGPS SA	(28,565)	(465,199)	—	0.0	(a)

Food Products
Kerry Group plc	(4,513)	(505,166)	—	0.0	(a)

Health Care Providers & Services
Orpea	(3,118)	(380,423)	(283)	(0.0	)(a)

Hotels, Restaurants & Leisure
Elior Group SA (b)	(28,677)	(396,905)	—	0.0	(a)
Paddy Power Betfair plc	(2,416)	(202,367)	—	0.0	(a)

	(31,093)	(599,272)	—	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	55

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)

Short Positions — continued

Common Stocks — continued
Independent Power and Renewable Electricity Producers
Solaria Energia y Medio Ambiente SA*	(92,341)	(539,188)	(2,179)	(0.0	)(a)

Internet & Direct Marketing Retail
Rocket Internet SE* (b)	(16,226)	(428,701)	(1,023)	(0.0	)(a)

Machinery
ANDRITZ AG	(10,691)	(510,560)	(941)	(0.0	)(a)
Duerr AG	(11,969)	(541,285)	(2,563)	(0.0	)(a)
GEA Group AG	(4,490)	(125,799)	(303)	(0.0	)(a)
Wartsila OYJ Abp	(29,345)	(469,886)	(1,858)	(0.0	)(a)

	(56,495)	(1,647,530)	(5,665)	(0.0	)(a)

Media
Altice Europe NV*	(193,583)	(614,326)	(2,040)	(0.0	)(a)

Metals & Mining
Aurubis AG	(10,022)	(490,038)	(1,968)	(0.0	)(a)
Outokumpu OYJ	(124,826)	(477,930)	(2,054)	(0.0	)(a)
thyssenkrupp AG	(14,425)	(203,373)	(568)	(0.0	)(a)

	(149,273)	(1,171,341)	(4,590)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
AIXTRON SE*	(51,358)	(594,618)	(4,186)	(0.0	)(a)
SOITEC*	(2,366)	(239,638)	(406)	(0.0	)(a)

	(53,724)	(834,256)	(4,592)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
S&T AG	(17,411)	(470,419)	(962)	(0.0	)(a)

Transportation Infrastructure
Getlink SE	(18,190)	(292,785)	(18)	(0.0	)(a)

Wireless Telecommunication Services
1&1 Drillisch AG	(14,123)	(526,534)	—	0.0	(a)

Total Short Positions of Total Return Basket Swaps	(908,767)	(11,770,117)	(31,751)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	520,191	6,919,970	(2,666)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in CHF based on the local currencies of the positions within the swaps.	3/12/2021	$569,865	$(458)	$—	$(458)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Insurance
Zurich Insurance Group AG	2,149	685,033	(192)	(0.0	)(a)

Pharmaceuticals
Roche Holding AG	1,808	473,024	(24)	(0.0	)(a)

Total Long Positions of Total Return Basket Swaps	3,957	1,158,057	(216)	0.0	(a)

Short Positions

Common Stocks
Marine
Kuehne + Nagel International AG (Registered)	(3,665)	(532,725)	(213)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
ams AG*	(1,314)	(55,467)	(29)	(0.0	)(a)

Total Short Positions of Total Return Basket Swaps	(4,979)	(588,192)	(242)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(1,022)	569,865	(458)	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in JPY based on the local currencies of the positions within the swaps.	3/12/2021	$15,758,173	$113,933	$—	$113,933

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Air Freight & Logistics
SG Holdings Co. Ltd.	21,300	570,392	1,538	0.0	(a)

Auto Components
TS Tech Co. Ltd.	11,500	345,374	2,114	0.0	(a)

Chemicals
Daicel Corp.	57,200	641,707	3,955	0.0	(a)
Denka Co. Ltd.	20,400	615,985	4,324	0.0	(a)
Mitsubishi Gas Chemical Co., Inc.	19,300	289,748	2,141	0.0	(a)
Showa Denko KK	18,500	631,591	6,316	0.0	(a)
Sumitomo Chemical Co. Ltd.	133,400	665,533	4,491	0.0	(a)
Teijin Ltd.	39,200	674,323	3,248	0.0	(a)
Tokai Carbon Co. Ltd.	50,900	588,995	4,578	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	57

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Chemicals — continued
Tokuyama Corp.	27,700	688,208	4,380	0.0	(a)
Zeon Corp.	61,400	603,100	6,159	0.0	(a)

	428,000	5,399,190	39,592	0.0	(a)

Construction & Engineering
COMSYS Holdings Corp.	24,000	631,425	2,959	0.0	(a)
Hazama Ando Corp.	92,700	623,363	1,729	0.0	(a)
Kyowa Exeo Corp.	22,500	615,428	3,417	0.0	(a)
Maeda Corp.	63,600	633,382	4,205	0.0	(a)
Sumitomo Mitsui Construction Co. Ltd.	107,300	700,274	2,888	0.0	(a)
Taisei Corp.	15,600	686,401	3,696	0.0	(a)

	325,700	3,890,273	18,894	0.0	(a)

Construction Materials
Taiheiyo Cement Corp.	18,600	599,828	3,733	0.0	(a)

Consumer Finance
Hitachi Capital Corp.	27,800	647,347	4,724	0.0	(a)

Containers & Packaging
Rengo Co. Ltd.	76,000	670,353	3,788	0.0	(a)

Diversified Financial Services
ORIX Corp.	41,600	589,299	2,428	0.0	(a)

Electric Utilities
Chubu Electric Power Co., Inc.	45,700	664,548	1,582	0.0	(a)
Kansai Electric Power Co., Inc. (The)	25,900	313,345	508	0.0	(a)

	71,600	977,893	2,090	0.0	(a)

Electrical Equipment
Nippon Carbon Co. Ltd.	13,700	604,569	4,398	0.0	(a)

Electronic Equipment, Instruments & Components
Japan Aviation Electronics Industry Ltd.	44,600	721,606	3,330	0.0	(a)

Entertainment
Capcom Co. Ltd.	27,700	625,014	2,109	0.0	(a)
DeNA Co. Ltd.	47,000	733,990	1,955	0.0	(a)

	74,700	1,359,004	4,064	0.0	(a)

Food & Staples Retailing
Matsumotokiyoshi Holdings Co. Ltd.	4,900	162,242	1,468	0.0	(a)
Seven & i Holdings Co. Ltd.	19,000	657,539	(669)	(0.0	)(a)

	23,900	819,781	799	0.0	(a)

Food Products
Fuji Oil Holdings, Inc.	20,900	671,337	2,470	0.0	(a)

Health Care Equipment & Supplies
Hoya Corp.	7,900	557,958	3,728	0.0	(a)

Health Care Providers & Services
Alfresa Holdings Corp.	19,400	541,336	2,326	0.0	(a)
Ship Healthcare Holdings, Inc.	15,100	621,234	2,431	0.0	(a)
Suzuken Co. Ltd.	9,400	542,008	1,948	0.0	(a)

	43,900	1,704,578	6,705	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Hotels, Restaurants & Leisure
Round One Corp.	41,800	563,263	2,653	0.0	(a)

Household Durables
Nikon Corp.	37,500	522,967	1,175	0.0	(a)
Sony Corp.	11,500	579,233	41,166	0.0	(a)

	49,000	1,102,200	42,341	0.0	(a)

IT Services
NET One Systems Co. Ltd.	24,700	641,308	5,376	0.0	(a)
Nihon Unisys Ltd.	23,400	599,889	2,680	0.0	(a)
TIS, Inc.	13,100	597,699	2,645	0.0	(a)

	61,200	1,838,896	10,701	0.0	(a)

Leisure Products
Sankyo Co. Ltd.	14,000	552,907	1,805	0.0	(a)

Machinery
DMG Mori Co. Ltd.	47,100	679,190	6,907	0.0	(a)
IHI Corp.	25,600	611,160	5,143	0.0	(a)
Mitsubishi Heavy Industries Ltd.	14,900	620,959	2,862	0.0	(a)
OKUMA Corp.	12,100	712,806	5,674	0.0	(a)
Sumitomo Heavy Industries Ltd.	19,700	700,479	6,350	0.0	(a)
Takeuchi Manufacturing Co. Ltd.	36,000	682,683	5,956	0.0	(a)

	155,400	4,007,277	32,892	0.0	(a)

Marine
Mitsui OSK Lines Ltd.	28,700	730,513	3,964	0.0	(a)

Media
Fuji Media Holdings, Inc.	45,000	605,597	2,068	0.0	(a)

Oil, Gas & Consumable Fuels
JXTG Holdings, Inc.	108,800	529,333	1,229	0.0	(a)

Paper & Forest Products
Oji Holdings Corp.	100,000	600,047	2,174	0.0	(a)

Pharmaceuticals
Astellas Pharma, Inc.	36,800	498,415	(92)	(0.0	)(a)
Kaken Pharmaceutical Co. Ltd.	3,000	128,509	720	0.0	(a)
Sumitomo Dainippon Pharma Co. Ltd.	25,100	554,537	2,492	0.0	(a)
Taisho Pharmaceutical Holdings Co. Ltd.	6,500	601,251	1,404	0.0	(a)

	71,400	1,782,712	4,524	0.0	(a)

Road & Rail
Sankyu, Inc.	14,600	700,210	2,944	0.0	(a)
Seino Holdings Co. Ltd.	46,500	633,031	3,124	0.0	(a)

	61,100	1,333,241	6,068	0.0	(a)

Semiconductors & Semiconductor Equipment
Advantest Corp.	26,800	760,014	4,576	0.0	(a)

Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	33,600	663,431	4,974	0.0	(a)
FUJIFILM Holdings Corp.	14,600	682,058	2,616	0.0	(a)
NEC Corp.	18,900	638,311	2,910	0.0	(a)

	67,100	1,983,800	10,500	0.0	(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	59

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions — continued

Common Stocks — continued
Trading Companies & Distributors
ITOCHU Corp.	35,100	633,325	3,135	0.0	(a)
Kanamoto Co. Ltd.	25,100	595,830	2,777	0.0	(a)
Marubeni Corp.	85,500	612,658	2,388	0.0	(a)
Mitsubishi Corp.	23,800	655,635	2,708	0.0	(a)
Mitsui & Co. Ltd.	39,900	645,367	2,783	0.0	(a)
Sojitz Corp.	176,200	606,613	799	0.0	(a)

	385,600	3,749,428	14,590	0.0	(a)

Wireless Telecommunication Services
KDDI Corp.	28,800	663,769	6,950	0.0	(a)

Total Long Positions of Total Return Basket Swaps	2,496,400	40,931,779	251,430	0.0	(a)

Short Positions

Common Stocks
Auto Components
Toyo Tire Corp.	(30,800)	(360,312)	(1,147)	(0.0	)(a)

Banks
Chiba Bank Ltd. (The)	(93,100)	(489,001)	(3,421)	(0.0	)(a)
Japan Post Bank Co. Ltd.	(45,900)	(505,374)	(1,441)	(0.0	)(a)

	(139,000)	(994,375)	(4,862)	(0.0	)(a)

Building Products
TOTO Ltd.	(10,000)	(423,878)	(2,854)	(0.0	)(a)

Chemicals
JSR Corp.	(21,400)	(326,532)	(2,252)	(0.0	)(a)

Commercial Services & Supplies
Sohgo Security Services Co. Ltd.	(11,900)	(531,706)	(2,378)	(0.0	)(a)

Construction & Engineering
Chiyoda Corp.*	(154,500)	(489,570)	(1,361)	(0.0	)(a)

Construction Materials
Sumitomo Osaka Cement Co. Ltd.	(12,700)	(517,524)	(2,205)	(0.0	)(a)

Consumer Finance
Aiful Corp.*	(134,900)	(316,507)	(1,646)	(0.0	)(a)

Containers & Packaging
FP Corp.	(8,500)	(517,889)	(2,830)	(0.0	)(a)

Electrical Equipment
Fujikura Ltd.	(100,800)	(415,915)	(1,476)	(0.0	)(a)
Furukawa Electric Co. Ltd.	(17,200)	(453,994)	(1,894)	(0.0	)(a)
GS Yuasa Corp.	(21,000)	(421,928)	(2,098)	(0.0	)(a)
Mabuchi Motor Co. Ltd.	(13,000)	(482,144)	(2,500)	(0.0	)(a)

	(152,000)	(1,773,981)	(7,968)	(0.0	)(a)

Electronic Equipment, Instruments & Components
Hamamatsu Photonics KK	(13,000)	(529,119)	(3,377)	(0.0	)(a)
Hitachi High-Technologies Corp.	(10,900)	(485,835)	(1,477)	(0.0	)(a)
Omron Corp.	(10,700)	(574,741)	(3,216)	(0.0	)(a)
Yaskawa Electric Corp.	(12,000)	(446,733)	(5,601)	(0.0	)(a)

	(46,600)	(2,036,428)	(13,671)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Food & Staples Retailing
Aeon Co. Ltd.	(700)	(12,941)	(30)	(0.0	)(a)
Cosmos Pharmaceutical Corp.	(3,000)	(479,582)	(1,823)	(0.0	)(a)
Sugi Holdings Co. Ltd.	(11,700)	(591,733)	(2,506)	(0.0	)(a)

	(15,400)	(1,084,256)	(4,359)	(0.0	)(a)

Food Products
Calbee, Inc.	(17,800)	(492,888)	(3,926)	(0.0	)(a)

Health Care Providers & Services
Japan Lifeline Co. Ltd.	(25,000)	(396,509)	(3,313)	(0.0	)(a)

Hotels, Restaurants & Leisure
HIS Co. Ltd.	(1,100)	(35,135)	(178)	(0.0	)(a)
Kyoritsu Maintenance Co. Ltd.	(1,700)	(87,356)	(369)	(0.0	)(a)
Toridoll Holdings Corp.	(19,700)	(441,223)	(1,578)	(0.0	)(a)

	(22,500)	(563,714)	(2,125)	(0.0	)(a)

Household Durables
Fujitsu General Ltd.	(29,700)	(433,696)	(1,507)	(0.0	)(a)
Sharp Corp.*	(35,600)	(397,135)	(2,130)	(0.0	)(a)

	(65,300)	(830,831)	(3,637)	(0.0	)(a)

Industrial Conglomerates
Toshiba Corp.	(13,600)	(453,173)	(1,447)	(0.0	)(a)

Interactive Media & Services
LINE Corp.*	(12,100)	(405,404)	301	0.0	(a)

Internet & Direct Marketing Retail
ZOZO, Inc.	(24,500)	(435,205)	(3,026)	(0.0	)(a)

Machinery
Daifuku Co. Ltd.	(8,400)	(516,774)	(5,512)	(0.0	)(a)
Kawasaki Heavy Industries Ltd.	(15,000)	(350,445)	(2,225)	(0.0	)(a)
Kurita Water Industries Ltd.	(19,600)	(510,211)	(2,418)	(0.0	)(a)
MISUMI Group, Inc.	(17,500)	(456,944)	(4,815)	(0.0	)(a)
Mitsui E&S Holdings Co. Ltd.*	(46,400)	(458,506)	(3,232)	(0.0	)(a)
Miura Co. Ltd.	(19,400)	(496,646)	(5,006)	(0.0	)(a)
Nabtesco Corp.	(12,800)	(392,498)	(2,965)	(0.0	)(a)
NGK Insulators Ltd.	(29,100)	(432,245)	(2,779)	(0.0	)(a)

	(168,200)	(3,614,269)	(28,952)	(0.0	)(a)

Marine
Kawasaki Kisen Kaisha Ltd.	(38,900)	(565,488)	(3,264)	(0.0	)(a)
Nippon Yusen KK	(34,400)	(587,824)	(2,318)	(0.0	)(a)

	(73,300)	(1,153,312)	(5,582)	(0.0	)(a)

Metals & Mining
Daido Steel Co. Ltd.	(13,600)	(554,888)	(4,270)	(0.0	)(a)
Hitachi Metals Ltd.	(40,900)	(472,756)	(2,422)	(0.0	)(a)
Mitsubishi Materials Corp.	(15,700)	(408,344)	(1,873)	(0.0	)(a)
UACJ Corp.	(11,100)	(224,529)	(1,025)	(0.0	)(a)

	(81,300)	(1,660,517)	(9,590)	(0.0	)(a)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	61

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Short Positions — continued

Common Stocks — continued
Multiline Retail
Marui Group Co. Ltd.	(5,600)	(113,910)	(447)	(0.0	)(a)
Takashimaya Co. Ltd.	(37,700)	(423,906)	(1,200)	(0.0	)(a)

	(43,300)	(537,816)	(1,647)	(0.0	)(a)

Personal Products
Kose Corp.	(2,700)	(505,780)	(416)	(0.0	)(a)

Pharmaceuticals
Nippon Shinyaku Co. Ltd.	(6,900)	(476,443)	(1,970)	(0.0	)(a)
Ono Pharmaceutical Co. Ltd.	(17,200)	(323,106)	(2,019)	(0.0	)(a)

	(24,100)	(799,549)	(3,989)	(0.0	)(a)

Professional Services
Outsourcing, Inc.	(40,800)	(536,430)	(4,248)	(0.0	)(a)
Persol Holdings Co. Ltd.	(15,300)	(288,396)	(2,161)	(0.0	)(a)

	(56,100)	(824,826)	(6,409)	(0.0	)(a)

Road & Rail
Keikyu Corp.	(29,600)	(505,742)	(1,935)	(0.0	)(a)
Tobu Railway Co. Ltd.	(17,400)	(492,703)	(2,232)	(0.0	)(a)

	(47,000)	(998,445)	(4,167)	(0.0	)(a)

Semiconductors & Semiconductor Equipment
Lasertec Corp.	(11,100)	(504,374)	(3,157)	(0.0	)(a)
Rohm Co. Ltd.	(3,500)	(258,091)	(2,021)	(0.0	)(a)

	(14,600)	(762,465)	(5,178)	(0.0	)(a)

Technology Hardware, Storage & Peripherals
Seiko Epson Corp.	(29,900)	(479,567)	(2,058)	(0.0	)(a)

Textiles, Apparel & Luxury Goods
Asics Corp.	(31,100)	(383,145)	(2,055)	(0.0	)(a)

Transportation Infrastructure
Japan Airport Terminal Co. Ltd.	(11,900)	(503,233)	(2,748)	(0.0	)(a)

Total Short Positions of Total Return Basket Swaps	(1,502,000)	(25,173,606)	(137,497)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	994,400	15,758,173	113,933	0.0	(a)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from 0.00% to 0.25%), which is denominated in AUD based on the local currencies of the positions within the swaps.	3/12/2021	$(1,922,278)	$1,175	$—	$1,175

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	APRIL 30, 2019

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS (%)
Long Positions

Common Stocks
Metals & Mining
Evolution Mining Ltd.	238,579	537,799	1,285	0.0	(a)
Regis Resources Ltd.	21,666	73,301	141	0.0	(a)
Rio Tinto Ltd.	9,374	631,830	1,606	0.0	(a)

	269,619	1,242,930	3,032	0.0	(a)

Oil, Gas & Consumable Fuels
Washington H Soul Pattinson & Co. Ltd.	2,647	42,932	32	0.0	(a)

Total Long Positions of Total Return Basket Swaps	272,266	1,285,862	3,064	0.0	(a)

Short Positions

Common Stocks
Construction Materials
Adelaide Brighton Ltd.	(159,536)	(487,455)	(482)	(0.0	)(a)

Diversified Financial Services
Challenger Ltd.	(73,602)	(426,079)	422	0.0	(a)

Food Products
Costa Group Holdings Ltd.	(118,964)	(476,214)	(707)	(0.0	)(a)

Hotels, Restaurants & Leisure
Domino’s Pizza Enterprises Ltd.	(12,352)	(374,430)	(6)	(0.0	)(a)

Interactive Media & Services
carsales.com Ltd.	(57,957)	(550,597)	(665)	(0.0	)(a)

IT Services
NEXTDC Ltd.*	(86,594)	(390,249)	(175)	(0.0	)(a)

Transportation Infrastructure
Qube Holdings Ltd.	(252,049)	(503,116)	(276)	(0.0	)(a)

Total Short Positions of Total Return Basket Swaps	(761,054)	(3,208,140)	(1,889)	0.0	(a)

Total of Long and Short Positions of Total Return Basket Swaps	(488,788)	(1,922,278)	1,175	0.0	(a)

The following reference rates, and their values as of period-end, are used for security descriptions:	VALUE
BA	1.98%
BBR	1.60
BBSW	1.60
CDOR	1.98
CHF LIBOR	(0.79)
CORRA	1.78
EURIBOR	(0.37)
EUR LIBOR	(0.41)
GBP LIBOR	0.73
JPY LIBOR	(0.11)
USD LIBOR	2.48

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	63

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Summary of total swap contracts outstanding as of April 30, 2019:
	NET UPFRONT PAYMENTS (RECEIPTS)($)	VALUE($)
Assets
Total return basket swaps contracts outstanding	—	158,291

Liabilities
Total return basket swaps contracts outstanding	—	(46,592)

Abbreviations

AUD	Australian Dollar
BA	Banker’s Acceptance Rate
BBR	Bank Bill Rate
BBSW	ASX Australia Bank Bill Swap Rate
CAD	Canadian Dollar
CDOR	Canadian Dollar Offered Rate
CHF	Swiss Franc
CORRA	Canadian Overnight Repo Rate Average
CVR	Contingent Value Rights
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
SCA	Limited partnership with share capital

SGPS	Holding company
USD	United States Dollar

(1)	Notional value represents market value, as of April 30, 2019 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain (loss) of the positions subsequent to the swap reset.
(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	APRIL 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2019	J.P. MORGAN FUNDS	65

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2019 (Unaudited)

JPMorgan Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$216,556,154
Investments in affiliates, at value	176,063,711
Restricted cash for OTC derivatives	598
Cash	8,285,312
Foreign currency, at value	3,013,498
Deposits at broker for futures contracts	12,263,000
Receivables:
Investment securities sold	2,670,866
Fund shares sold	343,233
Interest and dividends from non-affiliates	190,900
Dividends from affiliates	307,182
Tax reclaims	55,202
Unrealized appreciation on forward foreign currency exchange contracts	1,360,767
Outstanding OTC swap contracts, at value	158,291
Due from counterparty for swap contracts	224,720

Total Assets	421,493,434

LIABILITIES:
Payables:
Investment securities purchased	1,597,259
Fund shares redeemed	76,516
Variation margin on futures contracts	333,016
Unrealized depreciation on forward foreign currency exchange contracts	828,400
Outstanding OTC swap contracts, at value	46,592
Due to counterparty for swap contracts	65,604
Accrued liabilities:
Investment advisory fees	176,240
Administration fees	13,649
Distribution fees	1,408
Service fees	36,650
Custodian and accounting fees	58,495
Other	161,242

Total Liabilities	3,395,071

Net Assets	$418,098,363

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	APRIL 30, 2019

JPMorgan Systematic Alpha Fund
NET ASSETS:
Paid-in-Capital	$415,708,327
Total distributable earnings (loss)	2,390,036

Total Net Assets	$418,098,363

Net Assets:
Class A	$6,324,288
Class C	120,661
Class I	171,957,333
Class R6	239,696,081

Total	$418,098,363

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	453,188
Class C	8,885
Class I	11,926,663
Class R6	16,691,813

Net Asset Value (a):
Class A — Redemption price per share	$13.96
Class C — Offering price per share (b)	13.58
Class I — Offering and redemption price per share	14.42
Class R6 — Offering and redemption price per share	14.36
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.62

Cost of investments in non-affiliates	$204,260,097
Cost of investments in affiliates	176,063,711
Cost of foreign currency	3,009,863

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	67

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2019 (Unaudited)

JPMorgan Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,573,669
Dividend income from affiliates	2,071,703
Interest income from non-affiliates	451,200
Interest income from affiliates	36,972
Foreign taxes withheld	(19,731)

Total investment income	4,113,813

EXPENSES:
Investment advisory fees	1,796,720
Administration fees	204,306
Distribution fees:
Class A	9,166
Class C	450
Service fees:
Class A	9,166
Class C	150
Class I	220,514
Custodian and accounting fees	68,633
Interest expense to affiliates	4,162
Professional fees	82,889
Trustees’ and Chief Compliance Officer’s fees	14,246
Printing and mailing costs	26,001
Registration and filing fees	39,003
Transfer agency fees (See Note 2.H.)	2,745
Other	20,189

Total expenses	2,498,340

Less fees waived	(722,167)
Less expense reimbursements	(705)

Net expenses	1,775,468

Net investment income (loss)	2,338,345

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,159,185)
Futures contracts	(2,104,423)
Foreign currency transactions	143,266
Forward foreign currency exchange contracts	871,504
Swaps	1,987,165

Net realized gain (loss)	(5,261,673)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	9,195,881
Futures contracts	(4,824,996)
Foreign currency translations	134,093
Forward foreign currency exchange contracts	(826,343)
Swaps	152,280

Change in net unrealized appreciation/depreciation	3,830,915

Net realized/unrealized gains (losses)	(1,430,758)

Change in net assets resulting from operations	$907,587

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	APRIL 30, 2019

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Systematic Alpha Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,338,345	$3,715,513
Net realized gain (loss)	(5,261,673)	(25,742,679)
Change in net unrealized appreciation/depreciation	3,830,915	(9,542,588)

Change in net assets resulting from operations	907,587	(31,569,754)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,316)	—
Class C	(38)	—
Class I	(54,513)	—
Class R6	(85,422)	—

Total distributions to shareholders	(142,289)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(66,025,624)	41,829,502

NET ASSETS:
Change in net assets	(65,260,326)	10,259,748
Beginning of period	483,358,689	473,098,941

End of period	$418,098,363	$483,358,689

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,148,806	$5,228,907
Distributions reinvested	2,316	—
Cost of shares redeemed	(3,041,313)	(32,913,646)

Change in net assets resulting from Class A capital transactions	$(1,890,191)	$(27,684,739)

Class C
Proceeds from shares issued	$1,150	$42,758
Distributions reinvested	38	—
Cost of shares redeemed	—	(249,635)

Change in net assets resulting from Class C capital transactions	$1,188	$(206,877)

Class I
Proceeds from shares issued	$27,053,168	$102,124,397
Distributions reinvested	54,474	—
Cost of shares redeemed	(40,755,067)	(54,868,739)

Change in net assets resulting from Class I capital transactions	$(13,647,425)	$47,255,658

Class R6
Proceeds from shares issued	$151,543	$32,250,091
Distributions reinvested	85,413	—
Cost of shares redeemed	(50,726,152)	(9,784,631)

Change in net assets resulting from Class R6 capital transactions	$(50,489,196)	$22,465,460

Total change in net assets resulting from capital transactions	$(66,025,624)	$41,829,502

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	69

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Systematic Alpha Fund
	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

SHARE TRANSACTIONS:
Class A
Issued	82,352	360,156
Reinvested	166	—
Redeemed	(217,249)	(2,299,086)

Change in Class A Shares	(134,731)	(1,938,930)

Class C
Issued	84	3,018
Reinvested	3	—
Redeemed	—	(17,131)

Change in Class C Shares	87	(14,113)

Class I
Issued	1,873,954	6,917,333
Reinvested	3,783	—
Redeemed	(2,823,353)	(3,735,404)

Change in Class I Shares	(945,616)	3,181,929

Class R6
Issued	10,523	2,196,620
Reinvested	5,960	—
Redeemed	(3,525,645)	(667,183)

Change in Class R6 Shares	(3,509,162)	1,529,437

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	APRIL 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2019	J.P. MORGAN FUNDS	71

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
JPMorgan Systematic Alpha Fund
Class A
Six Months Ended April 30, 2019 (Unaudited)	$13.97	$0.04		$(0.05)	$(0.01)	$—		$— (f)	$— (f)
Year Ended October 31, 2018	14.98	0.05		(1.06)	(1.01)	—		—	—
Year Ended October 31, 2017	14.85	0.04		0.12	0.16	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.27	0.03		(0.14)	(0.11)	(0.31	)(g)	—	(0.31)
Year Ended October 31, 2015	15.16	(0.01)		0.29	0.28	(0.15)		(0.02)	(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(h)	0.79	0.68	(1.12)		—	(1.12)

Class C
Six Months Ended April 30, 2019 (Unaudited)	13.62	0.01		(0.05)	(0.04)	—		— (f)	— (f)
Year Ended October 31, 2018	14.68	(0.02)		(1.04)	(1.06)	—		—	—
Year Ended October 31, 2017	14.63	(0.04)		0.12	0.08	—		(0.03)	(0.03)
Year Ended October 31, 2016	15.14	(0.04)		(0.14)	(0.18)	(0.33	)(g)	—	(0.33)
Year Ended October 31, 2015	15.10	(0.07)		0.27	0.20	(0.14)		(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(h)	0.72	0.60	(1.05)		—	(1.05)

Class I
Six Months Ended April 30, 2019 (Unaudited)	14.41	0.06		(0.05)	0.01	—		— (f)	— (f)
Year Ended October 31, 2018	15.41	0.10		(1.10)	(1.00)	—		—	—
Year Ended October 31, 2017	15.26	0.08		0.11	0.19	(0.01)		(0.03)	(0.04)
Year Ended October 31, 2016	15.33	0.06		(0.13)	(0.07)	—	(g)	—	—
Year Ended October 31, 2015	15.19	0.04		0.28	0.32	(0.16)		(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(h)	0.76	0.71	(1.15)		—	(1.15)

Class R6
Six Months Ended April 30, 2019 (Unaudited)	14.33	0.08		(0.05)	0.03	—		— (f)	— (f)
Year Ended October 31, 2018	15.29	0.13		(1.09)	(0.96)	—		—	—
Year Ended October 31, 2017	15.13	0.12		0.11	0.23	(0.04)		(0.03)	(0.07)
Year Ended October 31, 2016	15.56	0.11		(0.15)	(0.04)	(0.39	)(g)	—	(0.39)
Year Ended October 31, 2015	15.21	0.09		0.28	0.37	—		(0.02)	(0.02)
Year Ended October 31, 2014	15.64	0.01	(h)	0.73	0.74	(1.17)		—	(1.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Distributions of Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	APRIL 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss) (e)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$13.96	(0.04)%	$6,324,288	1.17%	0.60%		1.50%		95%
13.97	(6.74)	8,210,471	1.18	0.36		1.57		154
14.98	1.07	37,842,572	1.19	0.28		1.60		147
14.85	(0.74)	43,075,837	1.18	0.18		1.66		151
15.27	1.87	48,072,671	1.16	(0.05)		1.69		164
15.16	4.68	61,579,047	1.24	(0.71	)(h)	1.66	(i)	113

13.58	(0.26)	120,661	1.67	0.15		2.02		95
13.62	(7.22)	119,850	1.67	(0.15)		2.09		154
14.68	0.53	336,344	1.70	(0.27)		2.25		147
14.63	(1.23)	764,511	1.69	(0.29)		2.26		151
15.14	1.34	457,517	1.62	(0.50)		2.26		164
15.10	4.16	53,974	1.77	(0.80	)(h)	5.85	(i)	113

14.42	0.10	171,957,333	0.92	0.88		1.24		95
14.41	(6.49)	185,478,154	0.92	0.66		1.32		154
15.41	1.24	149,359,860	0.94	0.50		1.38		147
15.26	(0.46)	33,006,202	0.94	0.42		1.40		151
15.33	2.11	261,973,042	0.90	0.24		1.35		164
15.19	4.91	131,267,018	1.00	(0.31	)(h)	2.97	(i)	113

14.36	0.24	239,696,081	0.67	1.13		0.99		95
14.33	(6.28)	289,550,214	0.67	0.89		1.07		154
15.29	1.48	285,560,165	0.69	0.77		1.10		147
15.13	(0.25)	259,015,933	0.69	0.70		1.12		151
15.56	2.44	9,762,583	0.64	0.59		1.10		164
15.21	5.08	54,788	0.88	0.09	(h)	4.84	(i)	113

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2019	J.P. MORGAN FUNDS	73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Systematic Alpha Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectuses. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market- based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions

74	J.P. MORGAN FUNDS	APRIL 30, 2019

in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Airlines	$—	$423,330	$—	$423,330
Chemicals	5,866,876	2,883,628	—	8,750,504
Construction & Engineering	2,454,449	171,378	—	2,625,827
Diversified Consumer Services	1,588,580	1,350,768	—	2,939,348
Food & Staples Retailing	2,113,443	921,419	—	3,034,862
Food Products	2,892,055	1,743,966	—	4,636,021
Health Care Providers & Services	2,554,242	901,801	—	3,456,043
Household Durables	2,500,622	1,351,830	—	3,852,452
Industrial Conglomerates	—	1,607,497	—	1,607,497
Metals & Mining	1,169,255	484,102	—	1,653,357
Other Common Stocks	146,559,513	—	—	146,559,513

Total Common Stocks	167,699,035	11,839,719	—	179,538,754

Convertible Bonds	—	32,751,481	—	32,751,481
Convertible Preferred Stocks	4,265,919	—	—	4,265,919
Short-Term Investments
Investment Companies	176,063,711	—	—	176,063,711

Total Investments in Securities	$348,028,665	$44,591,200	$—	$392,619,865

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,360,767	$—	$1,360,767
Futures Contracts	4,389,310	23,175	—	4,412,485
Swaps	—	158,291	—	158,291

Total Appreciation in Other Financial Instruments	$4,389,310	$1,542,233	$—	$5,931,543

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(828,400)	$—	$(828,400)
Futures Contracts	(8,733,981)	(2,009)	—	(8,735,990)
Swaps	—	(46,591)	(1)	(46,592)

Total Depreciation in Other Financial Instruments	$(8,733,981)	$(877,000)	$(1)	$(9,610,982)

APRIL 30, 2019	J.P. MORGAN FUNDS	75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

There were no transfers into and out of level 3 for the six months ended April 30, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Consolidated Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Consolidated Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Consolidated Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Consolidated Statement of Assets and Liabilities and details of Collateral Investments are disclosed in the CSOI.

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the six months ended April 30, 2019.

D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

	For the six months ended April 30, 2019
Security Description	Value at October 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2019	Shares at April 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.39% (a)(b)	$231,232,143	$171,605,008	$226,773,440	$—	$—	$176,063,711	176,063,711	$2,071,703	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2019.

E. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments

76	J.P. MORGAN FUNDS	APRIL 30, 2019

or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the CSAL.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury and commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the CSOP. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI, while cash deposited, which is considered restricted, is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

APRIL 30, 2019	J.P. MORGAN FUNDS	77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

(3). Swaps — The Fund engaged in various swap transactions, including total return swaps and total return basket swaps, to manage credit and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the CSAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI, while cash deposited, which is considered restricted, is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Total Return Swaps

The Fund used total return swaps to gain long or short exposure to underlying stock. To the extent the total return of the stock underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying stock and interest rate obligations.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap, accrued financing costs and net dividends, are part of the monthly reset. During a reset, any unrealized gains (losses) on positions, accrued financing costs, and net dividends become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty for swap contract on the CSAL and as Net realized gain (loss) on transactions from swaps on the CSOP.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

78	J.P. MORGAN FUNDS	APRIL 30, 2019

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2019, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,873,170	$—	$—	$2,873,170
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	83,735	—	158,291	242,026
Foreign exchange contracts	Receivables	—	1,360,767	—	1,360,767
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	1,455,580	—	—	1,455,580

Total		$4,412,485	$1,360,767	$158,291	$5,931,543

Gross Liabilities:
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,389,262)	$—	$—	$(1,389,262)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(7,075,294)	—	(46,592)	(7,121,886)
Foreign exchange contracts	Payables	—	(828,400)	—	(828,400)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(271,434)	—	—	(271,434)

Total		$(8,735,990)	$(828,400)	$(46,592)	$(9,610,982)

(a)

This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2019:

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$61,931	$(61,931)	$—		$—
Citibank, NA	315,846	—	—		315,846
Deutsche Bank AG	13,753	—	—		13,753
Goldman Sachs International	128,401	—	(128,401	)(b)	—
HSBC Bank, NA	17,482	—	—		17,482
Merrill Lynch International	40,080	(40,080)	—		—
Royal Bank of Canada	3,304	(3,304)	—		—
Standard Chartered Bank	103,679	(16,400)	—		87,279
State Street Corp.	685,468	—	—		685,468
TD Bank Financial Group	4,673	(4,133)	—		540
Union Bank of Switzerland AG	144,441	(3,124)	(141,317	)(b)	—

	$1,519,058	$(128,972)	$(269,718)		$1,120,368

APRIL 30, 2019	J.P. MORGAN FUNDS	79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$5,611	$—	$—	$5,611
BNP Paribas	359,972	(61,931)	—	298,041
Merrill Lynch International	475,689	(40,080)	—	435,609
Royal Bank of Canada	10,063	(3,304)	—	6,759
Standard Chartered Bank	16,400	(16,400)	—	—
TD Bank Financial Group	4,133	(4,133)	—	—
Union Bank of Switzerland AG	3,124	(3,124)	—	—

	$874,992	$(128,972)	$—	$746,020

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The following table presents the effect of derivatives on the CSOP for the six months ended April 30, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodity contracts	$(4,462,661)	$—	$—	$(4,462,661)
Equity contracts	(314,607)	—	1,987,165	1,672,558
Foreign exchange contracts	—	871,504	—	871,504
Interest rate contracts	2,672,845	—	—	2,672,845

Total	$(2,104,423)	$871,504	$1,987,165	$754,246

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodity contracts	$5,318,002	$—	$—	$5,318,002
Equity contracts	(12,504,507)	—	152,280	(12,352,227)
Foreign exchange contracts	—	(826,343)	—	(826,343)
Interest rate contracts	2,361,509	—	—	2,361,509

Total	$(4,824,996)	$(826,343)	$152,280	$(5,499,059)

The Fund’s derivatives contracts held at April 30, 2019 are not accounted for as hedging instruments under GAAP.

80	J.P. MORGAN FUNDS	APRIL 30, 2019

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2019. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Commodity:
Average Notional Balance Long	$51,611,919
Average Notional Balance Short	59,338,961
Ending Notional Balance Long	45,031,268
Ending Notional Balance Short	52,201,118

Futures Contracts — Equity:
Average Notional Balance Long	$1,845,894
Average Notional Balance Short	114,040,056
Ending Notional Balance Long	5,761,520
Ending Notional Balance Short	137,590,710

Futures Contracts — Interest Rate:
Average Notional Balance Long	$243,248,811
Average Notional Balance Short	144,985,748
Ending Notional Balance Long	177,403,473
Ending Notional Balance Short	21,732,937

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$99,366,069
Average Settlement Value Sold	166,603,130
Ending Settlement Value Purchased	109,432,422
Ending Settlement Value Sold	157,773,106

Total Return Swaps:
Average Notional Balance Long	$48,548
Ending Notional Balance Long	48,548

Total Return Basket Swaps:
Average Notional Balance Long	$350,876,373
Average Notional Balance Short	276,799,758
Ending Notional Balance Long	343,086,302
Ending Notional Balance Short	236,658,090

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties cash collateral posted or received by the Fund is reported on the CSAL as Restricted cash.

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of April 30, 2019 are as follows:

Fund Counterparty		Value of swap contracts	Collateral amount
Merrill Lynch International	Collateral Received	$(29,618)	$(540,000)
Union Bank of Switzerland AG	Collateral Received	141,317	(5,198,300)

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

APRIL 30, 2019	J.P. MORGAN FUNDS	81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the six months ended April 30, 2019 are as follows:

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$217	$18	$1,424	$1,086	$2,745

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2019, no liability for Federal income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets. Prior to March 1, 2019, the Investment Advisory fee was accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.60% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund and the Subsidiary. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2019, the effective annualized rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized effective rate of 0.09% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

82	J.P. MORGAN FUNDS	APRIL 30, 2019

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2019, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.25%	1.75%	1.00%	0.75%

The expense limitation agreement was in effect for the six months ended April 30, 2019, and is in place until at least February 29, 2020.

For the six months ended April 30, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$366,819	$155,510	$1,405	$523,734	$705

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2019 was $198,433.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

APRIL 30, 2019	J.P. MORGAN FUNDS	83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2019 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$220,364,793	$235,340,919

During the six months ended April 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiary, held at April 30, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$380,323,808	$24,301,681	$15,685,063	$8,616,618

The federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its subsidiary of $1,483,909, which, if realized, is not deductible for income tax purposes.

During the year ended October 31, 2018, the subsidiary had $4,928,425 of net losses for tax purposes. The subsidiary’s net losses for the current year are not available to offset its future taxable income.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended April 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended April 30, 2019.

84	J.P. MORGAN FUNDS	APRIL 30, 2019

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2019, the Fund had three individual shareholder and/or affiliated omnibus accounts and one individual shareholder and/or non-affiliated omnibus account, which owned 49.8% and 26.5% of the Fund’s outstanding shares, respectively.

In addition, as of April 30, 2019, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, 56.9% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

Derivatives, including swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Fund’s net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

APRIL 30, 2019	J.P. MORGAN FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2018 and continued to hold your shares at the end of the reporting period, April 30, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Systematic Alpha Fund
Class A
Actual	$1,000.00	$999.60	$5.80	1.17%
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class C
Actual	1,000.00	997.40	8.27	1.67
Hypothetical	1,000.00	1,016.51	8.35	1.67
Class I
Actual	1,000.00	1,001.00	4.56	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R6
Actual	1,000.00	1,002.40	3.33	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

86	J.P. MORGAN FUNDS	APRIL 30, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. April 2019.	SAN-SA-419

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 2, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
July 2, 2019